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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-1879


                              Janus Investment Fund
          (Exact name of registrant as specified in charter)


          100 Fillmore Street, Denver, Colorado  80206
          (Address of principal executive offices)         (Zip code)


         Thomas A. Early, 100 Fillmore Street, Denver, Colorado  80206
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  303-333-3863


Date of fiscal year end: 10/31


Date of reporting period: 10/31/03

Item 1 - Reports to Stockholders

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2003 ANNUAL REPORT
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                          GROWTH

                          Janus Fund

                          Janus Enterprise Fund

                          Janus Mercury Fund

                          Janus Olympus Fund

                          Janus Orion Fund

                          Janus Twenty Fund

                          Janus Venture Fund
JANUS EQUITY FUNDS
                          INTERNATIONAL/GLOBAL

                          Janus Global Life Sciences Fund

                          Janus Global Technology Fund

                          Janus Global Opportunities Fund
                          (Formerly Janus Global Value Fund; effective 12/5/03)

                          Janus Overseas Fund

                          Janus Worldwide Fund

                          CORE

                          Janus Balanced Fund

                          Janus Core Equity Fund

                          Janus Growth and Income Fund

                          Janus Special Equity Fund

                          Risk-Managed

                          Janus Risk-Managed Stock Fund

                          VALUE

                          Janus Mid Cap Value Fund

                          Janus Small Cap Value Fund

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

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TABLE OF CONTENTS

     Portfolio Managers' Commentaries and Schedules of Investments

     GROWTH

          Janus Fund ................................................     2

          Janus Enterprise Fund .....................................    10

          Janus Mercury Fund ........................................    18

          Janus Olympus Fund ........................................    24

          Janus Orion Fund ..........................................    30

          Janus Twenty Fund .........................................    36

          Janus Venture Fund ........................................    43

     INTERNATIONAL/GLOBAL

          Janus Global Life Sciences Fund ...........................     49

          Janus Global Technology Fund ..............................     54

          Janus Global Opportunities Fund ...........................     60

          Janus Overseas Fund .......................................     65

          Janus Worldwide Fund ......................................     71

     CORE

          Janus Balanced Fund .......................................     79

          Janus Core Equity Fund ....................................     87

          Janus Growth and Income Fund ..............................     92

          Janus Special Equity Fund .................................    100

     RISK-MANAGED

          Janus Risk-Managed Stock Fund .............................    106

     VALUE

          Janus Mid Cap Value Fund ..................................    113

          Janus Small Cap Value Fund ................................    119

     Statements of Assets and Liabilities ...........................    124

     Statements of Operations .......................................    127

     Statements of Changes in Net Assets ............................    131

     Financial Highlights ...........................................    137

     Notes to Schedules of Investments ..............................    148

     Notes to Financial Statements ..................................    152

     Report of Independent Auditors .................................    166

     Explanations of Charts, Tables and Financial Statements ........    167

     Designation Requirements .......................................    169

     Trustees and Officers ..........................................    170

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                                                      October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr               Anita Falicia                  Girard Miller

/s/ Loren Starr           /s/ Anita Falicia              /s/ Girard Miller

Vice President and        Vice President, Treasurer and  President and Chief
Chief Financial Officer,  Principal Accounting Officer,  Executive Officer,
Janus Investment Fund     Janus Investment Fund          Janus Investment Fund

Past Performance is no guarantee of future results.

                                         Janus Equity Funds  October 31, 2003  1
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JANUS FUND

[PHOTO]
Blaine Rollins
portfolio manager

MANAGER COMMENTARY
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Dear Janus Fund shareholder,

When I started at Janus in 1990 our founder, Tom Bailey, revealed his simple but enduring philosophies to me: when investing, maintain a long-term view and always place shareholders' interests first. To this day, these philosophies guide my every action as your portfolio manager.

These philosophies run deep throughout Janus. During my time here, the firm has made many pro-shareholder moves that have been uncharacteristic within our industry. For example, nearly seven years ago, Janus banned portfolio managers from personally investing in stocks except in very limited circumstances, effectively focusing all of our investing energies for the sole benefit of fund shareholders. The company also decided not to manage hedge fund assets due to the potential conflict of interest with Janus' long-term mutual fund shareholders.

Personally, my ultimate commitment to Janus Fund and its shareholders is the fact that I have invested the majority of my own investable assets in the Fund and nearly all of the rest in various other Janus funds and in Janus Capital Group common stock. I could not be any more committed to Janus Fund and all of my fellow shareholders, as I have put virtually all of my eggs into one basket albeit, I believe, a well-diversified one. In my view, nothing could keep me more focused on placing my shareholders first.

While the past year has been a challenging one for investors due to the war in Iraq and continued economic uncertainty, I am happy to tell you that Janus Fund has done well on both an absolute and a relative return basis. In fact, for the 12 months ended October 31, 2003, the Fund gained 22.46% compared to the 20.79% return posted by its benchmark, the S&P 500(R) Index.(1) This performance earned the Fund a top-quartile ranking based on total return, placing it 125 out of 618 Large-Cap Growth Funds ranked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2) And while top-quartile performance will certainly not be possible every time period, I am pleased to report that Janus Fund also has top-quartile standings for the 5-, 10-, 20-, and 30-year timeframes as of October 31, 2003. Our 3-year ranking is just below the middle of the pack (56th percentile) and was impacted by our poor performance during the global economic slowdown and its impact on our long-term growth companies.(2) The effects of September 11 on our media/advertising and travel-related holdings also contributed. Despite a tough three-year period, I am maintaining my long-term view and am diligently trying to correct this period of underperformance.

This fiscal year proved another gut wrencher for all equity investors. Last October started with continued weak global economies, uncertainty in the middle east and, after the worst string of corporate scandals in decades, zero confidence by investors in the financial markets, which drove high-yield bond spreads to the highest levels in 13 years and the stock market toward five-year lows. In hindsight, we could all say that it was the perfect time to be fully invested in the equity markets but, at the time, most mutual fund managers, including myself, were sleeping a bit less during the night.

When I look back at the portfolio a year ago to see what helped me sleep at all, I see a portfolio of well-managed, great businesses, most of which executed well during a tough economy. Most of these companies are still in the Fund today. In fact, of Janus Fund's top 25 holdings one year ago, 20 continue to hold substantial positions in the portfolio. I have always believed that well-managed, superior business models are tough to come by and when I come across one, I put it on my radar screen, begin the research process and, when the valuation is right, grab onto it with both hands.

As the fiscal year progressed, the Fund remained invested in some businesses that maintained or grew market share and managed their cost structure during the economic downturn. It was these businesses that we felt would have the cash flow and earnings growth leverage once the economy moved toward its inevitable recovery. Meanwhile, some of our other companies were so busy executing their business plans that they didn't even notice there was a slowdown in the economy. These include Procter & Gamble, Amazon, Stryker, Ryanair, Alcon, St. Jude Medical, Renaissance Re, eBay, Apollo Group and several others. It is always the most rewarding to find great companies that can grow in both the good times and bad.

Six months ago, a host of data showed the potential for an improving U.S. and global economy. Today, the news continues to be good. In fact, in the midst of writing this letter, I learned that the Labor Department released very positive job payroll and unemployment rate data, showing further proof that the U.S. economy is recovering. As job growth and higher corporate profits lead to incremental spending, the economy should continue to add jobs and increase capital spending to satisfy its growth.

2  Janus Equity Funds  October 31, 2003
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Thus, the economic cycle's upward phase seems to have begun once again. It is also nice to see the improving data points out of Japan and Europe.

This upward economic cycle is exciting for both me and the Janus research team as it means we will likely begin seeing increased corporate spending on new products and services and an expanding universe of growth companies to invest in. I feel that finding growing companies is one of our team's core competencies and, given that the team is two and a half times larger today than it was three years ago, we are hunting for growth across even more industries and geographies. Also working to our advantage is the fact that many Wall Street research houses have reduced the number of analysts covering companies. Consequently, I believe the Janus research team has a key advantage in finding those next great long-term growth franchises.

The Fund's top five contributors to performance were Comcast, Maxim Integrated Products, Linear Technologies, Cisco, and Amazon. With the exception of Amazon, these stocks have been in the portfolio for an average of five years. We repurchased our Amazon position last year when its share price dipped into the low teens, as we were impressed with management's success in aligning the company's cost structure with the more rational growth expectations of its Internet sales. While our Cisco position has been in the portfolio since 1997, we have been able to manage the size of the holding up and down its eight-fold rise and its 80% drop in the share prices to our benefit, evidenced by our over $1.4 billion gain and the nearly $300 million in unrealized gains that we have on the books today.

The five largest detractors from the Fund's absolute results were Tenet Healthcare, Viacom, Lockheed Martin, Stanley Works, and Home Depot. Of the five, only Viacom and Lockheed Martin remain holdings today. In addition to continued strong fundamentals, these two companies were strong performers in the 2002 fiscal year, which, among other things, leads me to believe that this year's underperformance was a short-term event and that these stocks are just taking a breather. As the economy grows through the end of 2003 and into 2004, I expect local and national advertising trends to pick up, which would benefit Viacom's vast holdings in TV and cable networks, radio stations and billboards. And while defense stocks are out of favor in the current market environment, I believe that Lockheed Martin's new military contract wins and management's continued focus on generating higher returns will lead to rising free cash flow generation and push the stock higher.

The diversity of stocks in the Fund gives me great confidence that the Janus research team is looking under every rock in the world and that our returns are not concentrated in one industry or geography. Another confidence builder is the fact that not only did our analysts dig up a number of gems during the year, but they also kept us away from many of the market's biggest individual disasters.

Specifically, I tip my hat to our analysts covering big pharmaceutical and telecom services companies. These stocks may be tempting to some of my peers, perhaps due to their cheaper relative valuations, however, risks in their business models and a lack of catalysts convinced us to stay away from these groups. When our research reveals growing pipelines, minimal threat of generic competition and lower pricing risk at the big pharmaceutical companies, I expect to buy those individual companies. As for the wireline telecom service companies, I expect to have a much more difficult time investing there given the growing threat of the cable companies to take the voice and data business away with their superior cable networks. One need not look any further than the size of Janus Fund's Comcast position to decide who I think will win the voice and data wars. Chief executive officer Brian Roberts and his team have done an excellent job of executing their long-term cable strategy, and this year supports my view that they are the best management team in the industry by pulling off a flawless integration of AT&T's cable assets. Most investors still feel that the cable business is one that will never generate positive cash flows on a sustainable basis. I am more than happy to bet against those investors due to my conviction in Janus' research efforts and in Brian Roberts' leadership.

As I look to the future, I am excited about the new direction of the U.S. and global economies and feel the work that the Janus research team is executing on will provide us with even more investable opportunities. My investment objective for Janus Fund will be the same as it always has been, which is to strive for top-quartile returns by investing in the best-managed growth companies we can find. My horizon for any new position is three to five years, and I will continue to feed the bottom third of the portfolio with small and midsized companies that I believe have the potential to be strong contributors to our performance. I am not running a glorified index fund that invests in every sector of the economy, as that is not what I believe you want out of your investment in the Janus Fund. Rather, I will continue to own overweight positions in companies that I have high conviction in and that I feel will have the best return versus risk characteristics for my long-term investment horizon.

                                         Janus Equity Funds  October 31, 2003  3
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JANUS FUND

Long-term investing is about hard work and patience. And it's about the willingness and ability to look into the future while being mindful of the past. As a shareholder of Janus Fund, it's important for you to know that I remain mindful and focused on helping you reach your financial goals. While, by nature, I'm a competitive person and am driven to deliver top-notch results for my shareholders, I hope you'll take some level of comfort knowing that I'm an investor right along with you. Along with all investors of this Fund, I look forward to reaping the benefits of hard work, patience, foresight and certainly, a cooperative environment for growth companies in the months and years to come.

Thank you for your continued investment in Janus Fund.

Sincerely,

Blaine Rollins

FUND PERFORMANCE AND MARKET COMMENTARY
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[GRAPH]

Janus Fund $918,685
S&P 500(R) Index $383,106

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through October 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Fund ($918,685) as compared to the S&P 500 Index ($383,106).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
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                       CALENDAR
                         YEAR-        ONE         FIVE        TEN       SINCE
                        TO-DATE       YEAR        YEAR        YEAR    INCEPTION*
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Janus Fund               26.37%      22.46%       0.87%       8.21%      14.34%
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S&P 500(R) Index         21.19%      20.79%       0.53%      10.43%      11.41%
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PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Fund advanced 22.46%, while its benchmark, the S&P 500(R) Index, gained 20.79%.(1) In turn, the Fund earned a first quartile ranking based on total return, placing 125th out of 618 large-cap growth funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

4  Janus Equity Funds  October 31, 2003
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MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Our holdings in Maxim Integrated Products appreciated significantly during the period, boosting the manufacturer and marketer of analog circuits to the top spot among stocks that contributed most to the Fund's overall performance. Cable giant Comcast Corp. and Linear Technology, a developer of linear integrated circuits, tied for second on our list of strongest contributors, while our shares of Cisco Systems, a maker of networking and communication products, also added to the Fund's gains. Rounding our list of top-five contributors was Internet retailer Amazon.com.

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TOP CONTRIBUTORS TO PERFORMANCE
   Maxim Integrated Products, Inc.
   Comcast Corp.
   Linear Technology Corp.
   Cisco Systems, Inc.
   Amazon.com, Inc.
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Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?
Our biggest detractor was hospital and healthcare facility operator Tenet Healthcare, which saw a substantial decline in its stock during the year. Media and entertainment conglomerate Viacom also disappointed us. Substandard returns by aerospace and defense company Lockheed Martin, toolmaker Stanley Works and home improvement retailer Home Depot also held back the Fund's gains.

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TOP DETRACTORS FROM PERFORMANCE
   Tenet Healthcare Corp.
   Viacom, Inc.
   Lockheed Martin Corp.
   Stanley Works
   Home Depot, Inc.
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Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
While we measure results based on the collective growth of our individual stock selection, sector performance also helps to gauge our progress. With this in mind, the information technology sector was by far the biggest contributor to the Fund's absolute performance. Also boosting our absolute returns was our exposure to the consumer discretionary sector, an area in which we had over twice the exposure of our benchmark. However, because our holdings in this group did not perform as strongly as those in the index, our consumer discretionary weighting actually hindered our relative performance. On an absolute basis, the energy and healthcare sectors were the biggest detractors from the Fund's results.

                                         Janus Equity Funds  October 31, 2003  5
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FUND STRATEGY
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With a broadly diversified portfolio, this fund invests primarily in larger, more established companies while keeping an eye out for smaller and foreign companies that the Fund's portfolio manager believes have attractively-priced growth potential.

FUND PROFILE(3) - (% OF NET ASSETS)
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[PIE CHART]

Preferred Stock - 0.1%

Corporate Bonds - Domestic - 0.3%

Common Stock - Foreign - 6.8%

Common Stock - Domestic - 92.9%

Number of Stocks: 97
Number of Bonds: 2
Top 10 Equities: 44.4%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
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                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Comcast Corp. - Special Class A                        7.4%                 6.0%
Linear Technology Corp.                                6.2%                 4.3%
Maxim Integrated Products, Inc.                        6.2%                 4.2%
Time Warner, Inc.                                      5.1%                 5.2%
Colgate-Palmolive Co.                                  4.0%                 4.7%
Viacom, Inc. - Class B                                 3.8%                 6.4%
Cisco Systems, Inc.                                    3.5%                 0.9%
Walgreen Co.                                           3.0%                 3.1%
Univision Communications, Inc.
  - Class A                                            2.7%                 1.9%
Charles Schwab Corp.                                   2.5%                 1.7%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
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[BAR CHART]

                                        JANUS        S&P 500(R)
                                         FUND          INDEX
Semiconductor Components/
  Integrated Circuits                   12.4%           0.5%
Mulitmedia                               8.9%           2.1%
Cable Television                         7.4%           0.8%
Cosmetics and Toiletries                 6.2%           2.4%
Diversified Operations                   4.7%           5.2%
Networking Products                      3.5%           1.5%
Fiduciary Banks                          3.1%           0.7%
Retail-Drug Store                        3.0%           0.5%
Television                               2.7%           0.1%
Transportation - Services                2.6%           1.1%

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(1)  All returns include reinvested dividends and distributions. See Notes to
     Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Fund 270th out of 489, 76th out of 320, 22nd out of 87, 4th out of 32, and 4th out of 27 large-cap growth funds for the 3-, 5-, 10-, 20-, and 30-year periods, respectively.

(3)  Chart includes Cash and Cash Equivalents of (0.1)%.

*The Fund's inception date - 2/5/70.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. It does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

There is no assurance the investment process will consistently lead to successful investing.

6  Janus Equity Funds  October 31, 2003
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JANUS FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.7%
Advertising Sales - 0.4%
   2,280,397    Lamar Advertising Co.* ......................    $    69,096,029

Aerospace and Defense - 2.1%
   1,601,740    Boeing Co.# .................................         61,650,973
   1,263,620    General Dynamics Corp.# .....................        105,764,994
   4,365,565    Lockheed Martin Corp.# ......................        202,387,593

                                                                     369,803,560

Aerospace and Defense - Equipment - 0.4%
     764,705    United Technologies Corp.# ..................         64,762,866

Airlines - 2.4%
   3,752,878    Ryanair Holdings PLC (ADR)*,# ...............        193,273,217
  11,414,443    Southwest Airlines Co. ......................        221,440,194

                                                                     414,713,411

Broadcast Services and Programming - 0.1%
   1,000,000    Liberty Media Corp. - Class A* ..............         10,090,000

Building - Mobile Homes and Manufactured Homes - 0.3%
   1,036,095    Winnebago Industries, Inc.#,(pound) .........         60,404,339

Building - Residential and Commercial - 0.5%
     131,845    NVR, Inc.*,# ................................         64,524,943
     170,440    Ryland Group, Inc.# .........................         15,152,116

                                                                      79,677,059

Cable Television - 7.4%
  39,410,704    Comcast Corp. - Special Class A* ............      1,285,577,164

Casino Hotels - 0.4%
   1,619,300    Mandalay Resort Group .......................         63,557,525

Chemicals - Specialty - 1.2%
   2,652,025    Ecolab, Inc.# ...............................         71,312,952
   2,524,520    Sigma-Aldrich Corp.#,(pound) ................        132,411,074

                                                                     203,724,026

Commercial Banks - 0.3%
     559,325    M&T Bank Corp. ..............................         52,520,618

Commercial Services - 0.2%
     950,090    Iron Mountain, Inc.*,# ......................         36,331,442

Commercial Services - Finance - 1.2%
   5,460,802    Paychex, Inc.# ..............................        212,534,414

Computer Services - 0.6%
   5,309,410    Ceridian Corp.* .............................        111,497,610

Containers - Metal and Glass - 0.7%
   2,031,125    Ball Corp. ..................................        114,149,225

Containers - Paper and Plastic - 1.0%
   2,525,825    Bemis Company, Inc.(pound) ..................        116,794,148
   1,035,245    Sealed Air Corp.*,# .........................         55,106,091

                                                                     171,900,239

Cosmetics and Toiletries - 6.2%
  13,256,155    Colgate-Palmolive Co. .......................        705,094,883
     767,655    International Flavors & Fragrances, Inc.# ...         25,409,381
   3,638,450    Procter & Gamble Co. ........................        357,623,251

                                                                   1,088,127,515

Data Processing and Management - 0.4%
   1,862,095    Fiserv, Inc.* ...............................         65,769,195

Dental Supplies and Equipment - 0.4%
   1,112,639    Patterson Dental Co.*,# .....................         71,186,643

Distribution and Wholesale - 0.2%
     894,700    W.W. Grainger, Inc. .........................         40,959,366

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 4.7%
   4,521,100    3M Co. ......................................    $   356,579,156
   1,813,370    Illinois Tool Works, Inc. ...................        133,373,364
   1,351,395    ITT Industries, Inc. ........................         91,881,346
  11,577,720    Tyco International, Ltd. (New York Shares)# .        241,742,794

                                                                     823,576,660

Diversified Operations - Commercial Services - 1.4%
   2,745,740    ARAMARK Corp. - Class B* ....................         73,366,173
   7,998,995    Cendant Corp.*,# ............................        163,419,468

                                                                     236,785,641
E-Commerce/Products - 1.4%
   4,528,055    Amazon.com, Inc.*,# .........................        246,416,753

E-Commerce/Services - 0.6%
   1,930,342    eBay, Inc.*,# ...............................        107,983,331

Electronic Components - Semiconductors - 2.0%
   4,588,425    Intel Corp. .................................        151,647,446
   6,604,645    Texas Instruments, Inc. .....................        191,006,334

                                                                     342,653,780

Enterprise Software/Services - 0.1%
     832,620    BMC Software, Inc.*,# .......................         14,470,936

Fiduciary Banks - 3.1%
  12,107,000    Bank of New York Company, Inc. ..............        377,617,330
   3,641,485    Northern Trust Corp.# .......................        169,146,978

                                                                     546,764,308

Finance - Commercial - 0.7%
   3,858,100    CIT Group, Inc. .............................        129,709,322

Finance - Investment Bankers/Brokers - 2.5%
  32,307,507    Charles Schwab Corp. ........................        438,089,795

Financial Guarantee Insurance - 1.8%
   6,049,000    MGIC Investment Corp.(pound) ................        310,374,190

Food - Retail - 0.4%
   1,071,365    Whole Foods Market, Inc.*,# .................         63,467,663

Food - Wholesale/Distribution - 1.4%
   7,012,670    Sysco Corp.# ................................        236,046,472

Hazardous Waste Disposal - 0.1%
     321,910    Stericycle, Inc.* ...........................         14,865,804

Hospital Beds and Equipment - 0.6%
   1,776,655    Hillenbrand Industries, Inc. ................        105,764,272

Human Resources - 0.7%
   5,103,660    Robert Half International, Inc.*,# ..........        120,497,413

Instruments - Scientific - 0.2%
     904,070    Dionex Corp.*,# .............................         38,459,138

Life and Health Insurance - 0.9%
   3,230,215    AFLAC, Inc.# ................................        117,838,243
     600,370    StanCorp Financial Group, Inc.# .............         37,853,329

                                                                     155,691,572

Machine Tools and Related Products - 0.3%
   1,594,505    Kennametal, Inc.# ...........................         58,805,344

Medical - Biomedical and Genetic - 0%
     100,000    Genentech, Inc.* ............................          8,197,000

Medical - Drugs - 0.2%
     417,902    Roche Holding A.G. ..........................         34,581,065

Medical Instruments - 2.2%
   5,285,270    Apogent Technologies, Inc.*,(pound) .........        116,011,677
   3,398,910    Medtronic, Inc. .............................        154,888,328
   1,923,800    St. Jude Medical, Inc.*,# ...................        111,888,208

                                                                     382,788,213

See Notes to Schedules of Investments and Financial Statements.

                                         Janus Equity Funds  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Medical Products - 2.0%
   2,102,585    Baxter International, Inc. ..................    $    55,886,709
   1,870,304    Stryker Corp.# ..............................        151,700,358
      90,422    Synthes-Stratec, Inc. .......................         83,016,843
     512,480    Varian Medical Systems, Inc.*,# .............         32,767,971
     469,475    Zimmer Holdings, Inc.*,# ....................         29,957,200

                                                                     353,329,081

Metal Processors and Fabricators - 0.4%
   1,710,945    Precision Castparts Corp.# ..................         70,371,168

Money Center Banks - 0.1%
       3,477    Mitsubishi Tokyo Financial Group, Inc.** ....         24,985,946

Motorcycle and Motor Scooter Manufacturing - 0.5%
   1,704,655    Harley-Davidson, Inc.# ......................         80,817,694

Multi-Line Insurance - 0.6%
   1,921,105    PartnerRe, Ltd.# ............................        104,258,368

Multimedia - 8.9%
  57,724,424    Time Warner, Inc.* ..........................        882,606,443
  16,692,436    Viacom, Inc. - Class B ......................        665,527,423

                                                                   1,548,133,866

Networking Products - 3.5%
  28,815,340    Cisco Systems, Inc.* ........................        604,545,833

Office Automation and Equipment - 0.1%
     534,000    Canon, Inc.** ...............................         25,841,452

Optical Supplies - 0.7%
   2,351,260    Alcon, Inc. (New York Shares)# ..............        129,577,939

Property and Casualty Insurance - 0.6%
   2,828,090    W. R. Berkley Corp. .........................         96,975,206

Reinsurance - 2.1%
         354    Berkshire Hathaway, Inc. - Class A* .........         27,544,740
      86,793    Berkshire Hathaway, Inc. - Class B* .........        225,010,852
   2,483,715    RenaissanceRe Holdings, Ltd.# ...............        111,717,501

                                                                     364,273,093

Retail - Discount - 1.0%
   4,934,049    Costco Wholesale Corp.* .....................        174,517,313

Retail - Drug Store - 3.0%
  15,201,180    Walgreen Co.# ...............................        529,305,088

Retail - Home Furnishings - 0.2%
   1,486,410    Pier 1 Imports, Inc. ........................         34,336,071

Retail - Office Supplies - 0.5%
   2,891,460    Staples, Inc.*,# ............................         77,548,957

Retail - Regional Department Stores - 0.6%
   1,895,760    Kohl's Corp.* ...............................        106,295,263

Retail - Restaurants - 1.1%
   7,657,540    McDonald's Corp. ............................        191,515,075

Schools - 0.6%
   1,546,815    Apollo Group, Inc. - Class A* ...............         98,269,157

Semiconductor Components/Integrated Circuits - 12.4%
  25,587,705    Linear Technology Corp.(pound) ..............      1,090,292,111
  21,679,735    Maxim Integrated Products, Inc.(pound) ......      1,077,699,627

                                                                   2,167,991,738

Shares or Principal Amount                                          Market Value
================================================================================
Semiconductor Equipment - 1.4%
   5,476,320    Applied Materials, Inc.*,# ..................    $   127,981,598
   1,983,785    KLA-Tencor Corp.*,# .........................        113,730,394

                                                                     241,711,992

Soap and Cleaning Preparations - 0.2%
   1,773,126    Reckitt Benckiser PLC** .....................         37,250,412

Super-Regional Banks - 0.4%
   1,282,920    Fifth Third Bancorp# ........................         74,358,043

Telecommunication Equipment - 0.5%
   4,965,875    Nokia Oyj (ADR)# ............................         84,370,216

Telecommunication Equipment - Fiber Optics - 0.3%
   4,733,775    Corning, Inc.* ..............................         51,976,850

Television - 2.7%
  13,750,442    Univision Communications, Inc. - Class A*,(pound)    466,827,506

Transportation - Railroad - 0.5%
   1,577,320    Canadian National Railway Co.
                  (New York Shares) .........................         94,954,664
Transportation - Services - 2.6%
   1,018,045    Expeditors International of Washington, Inc.#         38,217,409
   5,617,865    United Parcel Service, Inc. - Class B# ......        407,407,570

                                                                     445,624,979

Web Portals/Internet Service Providers - 0.5%
   2,014,635    Yahoo!, Inc.*,# .............................         88,039,550
--------------------------------------------------------------------------------
Total Common Stock (cost $12,917,188,378) ...................     17,370,373,438
--------------------------------------------------------------------------------
Corporate Bonds - 0.3%
Advertising Sales - 0.2%
$ 39,057,000    Lamar Advertising Co., 2.875%
                  convertible senior notes, due 12/31/10 ....         37,104,150

Medical - Biomedical and Genetic - 0.1%
  14,200,000    Invitrogen Corp., 2.00%
                convertible senior notes
                  due 8/1/23 (144A) .........................         16,596,250
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $53,491,425) ....................         53,700,400
--------------------------------------------------------------------------------
Preferred Stock - 0.1%
Multi-Line Insurance - 0.1%
     211,000    PartnerRe, Ltd., 8.00%# (cost $11,265,360) ..         11,535,370
--------------------------------------------------------------------------------
Other Securities - 3.6%
$ 16,136,969    Letter of Credit+ ...........................         16,136,969
                State Street Navigator Securities Lending
 607,468,907      Prime Portfolio+ ..........................        607,468,907
--------------------------------------------------------------------------------
Total Other Securities (cost $623,605,876) ..................        623,605,876
--------------------------------------------------------------------------------
Repurchase Agreement - 0.6%
 113,100,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $113,110,085
                  collateralized by $466,297,497
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $115,362,352
                  (cost $113,100,000) .......................        113,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $13,718,651,039) - 104.3% .....     18,172,315,084
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.3)%    (745,857,283)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $17,426,457,801
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

8  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            2.6%          $   469,254,033
Canada                                             0.5%               94,954,664
Finland                                            0.5%               84,370,216
Ireland                                            1.1%              193,273,217
Japan                                              0.3%               50,827,398
Switzerland                                        1.3%              247,175,847
United Kingdom                                     0.2%               37,250,412
United States++                                   93.5%           16,995,209,297
--------------------------------------------------------------------------------
Total                                            100.0%          $18,172,315,084

++Includes Short-Term Securities (89.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04           3,500,000    $     5,870,782    $      (152,832)
Japanese Yen 3/26/04        1,900,000,000         17,374,921              44,206
--------------------------------------------------------------------------------
Total                                        $    23,245,703    $      (108,626)

See Notes to Schedules of Investments and Financial Statements.

                                         Janus Equity Funds  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

[PHOTO]
Jonathan Coleman
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Dear Janus Enterprise Fund shareholder,

Trust is hard-earned and easily forsaken.

As manager of your Fund, I assume the obligation of trust with the utmost seriousness. I understand that your complete trust in our actions is a prerequisite for your investment with Janus. Considering the recent news of discretionary frequent trading relationships at Janus, I would like to address the issue head-on.

Learning of the existence of any such relationship at Janus greatly distressed me. I am encouraged that the frequent trading relationships have been terminated and I believe Janus is taking the appropriate steps to ensure that this does not happen again.

As this important work continues, I remain focused on delivering solid investment performance to Janus Enterprise Fund shareholders. For the 12 months ended October 31, 2003, those efforts translated into a gain of 30.92% for the Fund, compared to a 39.30% gain by our benchmark, the Russell Midcap Growth Index, and 30.61% for the S&P Midcap 400 Index.(1)

Before I address the Fund's performance in greater detail, I'd like to take a moment to explain my investment philosophy. After all, it's important to me that you have an understanding of - and good comfort with - your investment in Janus Enterprise Fund. I hope to use this forum in the future to discuss even more of my investment approach.

The preservation and growth of shareholder capital is very important to me. I started at Janus in 1994 as an analyst focusing on small-capitalization stocks and have learned many lessons along the way that have influenced how I manage money. Investing in small-cap securities can be both a very rewarding and very humbling experience. It gives you the opportunity to see great, young companies on their way to becoming much larger operations. You also see companies that should not be public at all, given they have an ill-defined business plan, a management team without relevant experience or poor strategic positioning relative to larger competitors. Many of those risks also pertain to mid-cap stocks, and they can result in investment mistakes which cause us to lose money. Simply stated, there are risks to investing in small- and mid-cap securities that do not exist with larger-cap stocks. I seek to construct the portfolio with this in mind.

I feel the best way to preserve and grow shareholder capital is by running a balanced and flat portfolio. I want to own stocks across many industries, and feel strongly that there can be exciting growth opportunities in every area of the market. Innovative companies with visionary management teams find ways to grow with high returns on capital, and I want exposure to those companies regardless of what industry they happen to be in. At the same time, by running a flat portfolio that is not dominated by a small number of large positions, I seek to limit our exposure to any one investment. To me, this means limiting top position sizes to around 3% of the Fund's total assets. I feel this portfolio structure offers the best chance to protect capital in a bad market and expand it in a good market.

As for individual buy and sell decisions, I seek to determine a company's appropriate value via a discounted cash flow (DCF) analysis. The DCF can help provide me with clues about the market's future growth expectation for a company. If I believe the future growth of a company could be better than the market currently anticipates, I become more interested in buying the stock.

I'd like to turn now to a deeper discussion of the Fund's performance over the last year. We've just finished a 12-month period in which the stock market increased at a substantial pace. As investors' fears of corporate fraud gradually diminished, the risk premium accorded to equities shrank and their prices increased. While such periods are certainly pleasant, they are far from the norm.

Against this backdrop, many technology and telecommunication services stocks performed particularly well after experiencing a very difficult 2002. The Fund was underweight vs. its benchmark index in these two sectors during the period, which accounted for virtually all of its underperformance relative to the index. The stock market is a discounting mechanism that frequently anticipates, rather than reacts to, changes in the economy, and my mistake was not anticipating an improvement in fundamentals that ultimately reached many areas of the technology industry. However, I increased the Fund's weighting in technology upon receiving more positive feedback from our company contacts. That, in turn, allowed me to identify technology-related companies with what I see as appropriate valuations and helps account for the increasingly important role these stocks now play in the portfolio.

Even though we were underweight in the technology sector, two of our investments in this space were among the top

10  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

three contributors to the Fund's performance for the period. The top contributor was an analog semiconductor company National Semiconductor, which returned 205.95% during the Fund's fiscal year. National Semiconductor benefited from various factors. First and foremost, management made some savvy moves early in 2003. In February, they announced the divesture of a consistently disappointing business unit focusing on Internet appliance end-markets. At the same time, they allayed investor concerns that National Semiconductor would sink a significant amount of cash into building a new foundry by announcing an outsourcing arrangement for future production with a third-party manufacturer. Since foundries can cost hundreds of millions of dollars to construct, we believed this decision was a smart one and would result in an improved return on invested capital during the next upturn in the business cycle. Growth in earnings is important to us, but more important is the efficient growth of earnings as defined by returns on invested capital. In our opinion, this decision by National Semiconductor reflected both. More recently, the company revised revenue expectations upward for the November 2003 quarter, thanks to new design wins and a general improvement in its wireless handset and flat-panel display end-markets. We added to our position during the period.

Marvell Technology, another semiconductor company, was the third-largest contributor to the Fund's performance, increasing 170.64% during the period. Marvell continued to rack up design wins in its core disk drive end-market and has augmented its rapid growth there with an increasing penetration into the fast-growing WiFi chip market. WiFi is an emerging standard which allows users to access the Internet using wireless devices. Retailers such as Starbucks Coffee and airports around the country have begun installing WiFi access points to increase revenue and offer distinctive customer service.

We were overweight in consumer discretionary stocks compared to the Index during the period, and our holdings within this group performed better than those of the Index. International Game Technology, or IGT, was the second-largest overall contributor to the Fund's performance, increasing 75.78% during the 12 months. IGT is the leading manufacturer of slot machines with approximately 70% of worldwide market share. A replacement wave by its casino customers anxious to trade in existing coin slot machines for new cashless gaming devices has spurred its recent growth. This replacement cycle is occurring for various reasons: first, there is less opportunity for theft of the coins and fewer employees are needed to monitor and replace coins in each individual machine. Second, casino customers have embraced the move to cashless devices because software in the machines is more convenient and still creates the exhilarating sound of coins dropping into the till after a winning round.

Next, I'd like to turn to a discussion of what went wrong during the period. While we suffered from our underexposure to the rapidly rising technology sector, I am happy to report that we had relatively few individual stock disappointments that materially impacted the performance of the Fund. That said, I believe two of the three biggest detractors from performance over the last 12 months offer the same important lesson about investing: patience is sometimes required to achieve one's desired results. While we look for attributes that we like in every company we buy, we cannot always know exactly when those attributes will translate into strong price performance. Sometimes the appreciation can be slow and steady; other times, it can come very quickly after an extended period of flat or even negative performance. Nonetheless, as long as we see no change in our thesis, we are willing to be patient and wait for better performance.

While many sectors of the market have anticipated an upturn in the economy, and thus improved earnings power, one sector that has not yet reflected that optimism is advertising. Indeed, advertising spending has been sluggish, but we believe that as the economy improves, many companies will see the need to once again communicate directly with their customers. Both Lamar Advertising and Westwood One, which declined by 10.73% and 17.55%, respectively, stand as examples. I believe both, however, possess high barriers to entry, highly visible revenue streams and high margin structures with little reinvestment required to operate the business. As such, these companies generate substantial amounts of free cash flow. These are exactly the same reasons we made our initial investment, and because we still trust in our original thesis, we remain committed to both.

Lamar owns billboards around the United States and generates revenue by selling space to advertisers, who, in turn, enter into long-term contracts. This creates a visible revenue stream that can be reliably predicted several quarters into the future. It also means that Lamar is usually not the first to benefit from an upturn in advertising spending given that a portion of its revenues are locked into longer-term contracts. As new contracts come up for renewal, however, we believe the company will benefit from higher pricing and greater occupancy. Meanwhile, local legislation limiting the number of billboards in any one area may provide Lamar with a competitive edge by producing significant barriers to entry that frustrate would-be

                                        Janus Equity Funds  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

competitors. As a result, I believe Lamar enjoys a stable competitive landscape.

Westwood One provides traffic reporting services to radio stations and is the nation's largest radio network, offering news, sports, talk, and music programs to radio broadcasters around the country. The company receives advertising slots from the radio stations as payment, which it then resells to advertisers to generate revenue. Westwood One also holds exclusive licenses that allow it to present sports and talk programs that its competitors are unable to provide.

While the advertising recovery has taken longer than expected to materialize for Westwood One and Lamar, several things have not changed. People in the United States drive to work every day. Congestion on highways creates longer commutes year after year. Commuters have very few things to do while on the road - they listen to the radio, watch the road and read billboards. This is not likely to change anytime soon. Beyond that, we also believe that there are several potential catalysts on the horizon. Advertising expenditures have typically increased in years with presidential elections and summer Olympics. Coupled with what we hope to be an improving economy in 2004, we believe these could be the positive catalysts that get investors interested in companies like Lamar and Westwood One.

Although we are willing to remain patient with stocks that continue to meet our investment criteria, there are times when we need to admit we were wrong. An example of a company in which our investment thesis fundamentally changed during the period was biotechnology firm Enzon Pharmaceuticals. Enzon was the first company to develop a sustained release formulation of alpha interferon, which is used to treat hepatitis C. Unfortunately, Swiss pharmaceutical giant Roche later released a similar drug with a better side effect profile that significantly eroded Enzon's market share. Importantly, we felt Enzon faced an insurmountable struggle against a better product and we did not believe the company could recover its lost market share. We sold the stock at a loss and decided to move on to other ideas. Enzon declined 36% during the period.

Looking forward, I believe that the economy continues to improve, aided by various factors which have been widely reported: stimulative monetary policy, historically low mortgage rates, lower personal income tax rates, and simply the passage of time. I will continue to search for exciting mid-cap investment ideas across many industries that I feel will provide the best opportunity to balance risk, represented by the preservation of capital, and reward, represented by positive absolute returns.

In closing, I want to assure you that I am an investor alongside you in Janus Enterprise Fund. I contribute a portion of every paycheck I receive to the Fund. As of October 31, 2003, my aggregate holdings of the Fund placed me among the top five largest investors with accounts directly held at Janus in the Enterprise Fund. In addition, since becoming manager of the Fund on February 1, 2002, I have not sold a single share of the Fund. I believe my interests should be aligned with your interests and I work every day to support the trust you have placed in me and in Janus.

Thank you for your continued investment in Janus Enterprise Fund.

Sincerely,

Jonathan Coleman

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Enterprise Fund $29,896
Russell MidCap Growth Index $30,017
S&P MidCap 400 Index $45,147

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund, the Russell MidCap Growth Index and the S&P MidCap 400 Index. Janus Enterprise Fund is represented by a shaded area of blue. The Russell MidCap Growth Index is represented by a solid black line. The S&P MidCap 400 Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($29,896) as compared to the Russell MidCap Growth Index ($30,017) and the S&P MidCap 400 Index ($45,147).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                      CALENDAR
                        YEAR-        ONE         FIVE        TEN        SINCE
                       TO-DATE       YEAR        YEAR        YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Enterprise
Fund                    30.81%      30.92%       1.84%       7.43%      10.31%
--------------------------------------------------------------------------------
Russell MidCap
Growth Index            37.49%      39.30%       4.62%       9.17%      10.34%
--------------------------------------------------------------------------------
S&P MidCap
400 Index               28.76%      30.61%      11.66%      13.60%      14.45%
--------------------------------------------------------------------------------

12  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Enterprise Fund advanced 30.92%, while its benchmark, the Russell Midcap Growth Index, gained 39.30%.(1) As a result, the Fund ranked in the second quartile based on total return, placing 217th out of 492 mid-cap growth funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Semiconductor maker National Semiconductor and communications circuit designer Marvell Technology Group aided performance by participating in a rebound that aided technology-related stocks in general and semiconductor companies in particular. Meanwhile, a substantial gain by slot machine maker International Game Technology allowed the company to emerge as a solid contributor to overall results. Medical device and cardiac stent manufacturer St. Jude Medical also performed well, as did satellite television operator Echostar Communications.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   National Semiconductor Corp.
   Marvell Technology Group, Ltd.
   International Game Technology
   St. Jude Medical, Inc.
   Echostar Communications Corp.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Billboard company Lamar Advertising, our single largest position when viewed as a percent of average assets, lost ground amid a difficult environment to become our biggest individual disappointment. Two healthcare companies, biotechnology firm Enzon and rural hospital operator Community Health Systems, also gave ground. Meanwhile, radio programming provider Westwood One slipped while BISYS - which provides outsourcing solutions to financial services companies - also finished the year lower.

TOP DETRACTORS FROM PERFORMANCE
   Lamar Advertising Co.
   Enzon Inc.
   Community Health Systems, Inc.
   Westwood One, Inc.
   BISYS Group, Inc.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Although we build our portfolios from the bottom up, investing in one company at a time, sector weightings do have an impact on the Fund's performance. During this particular period, the two sectors that had the least positive impact on our absolute results included our small positions in materials and consumer staples stocks. Although they posted slight gains, their relatively tame advance caused these two sectors to emerge as our most notable laggards during the year.

Given the relatively strong results turned in by our consumer discretionary investments during the year, this naturally emerged as our top-performing sector. Meanwhile, information technology was also an area of strength as our technology investments generally participated in an updraft that aided stocks virtually across the industry. However, we had a much smaller exposure to these high-flying stocks than the Russell Midcap Growth Index, a fact that worked against us when our results are compared against those of our benchmark.

                                        Janus Equity Funds  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
Focusing on medium-sized companies, this diversified fund relentlessly searches for solid businesses that have moved beyond their emerging-growth phases but that the portfolio manager believes still have room to grow.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Corporate Bonds - Domestic - 0.2%

Cash and Cash Equivalents - 2.9%

Common Stock - Foreign - 7.9%

Common Stock - Domestic - 89.0%

Number of Stocks: 99
Number of Bonds: 1
Top 10 Equities: 21.3%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Kinder Morgan, Inc.                                    2.6%                 2.0%
St. Jude Medical, Inc.                                 2.5%                 2.8%
Lamar Advertising Co.                                  2.5%                 2.9%
Berkshire Hathaway, Inc. - Class B                     2.3%                 3.3%
National Semiconductor Corp.                           2.0%                 0.5%
International Game Technology                          2.0%                 2.5%
Ball Corp.                                             2.0%                 1.4%
EchoStar Communications Corp.
  - Class A                                            1.9%                 1.3%
Mohawk Industries, Inc.                                1.8%                 1.4%
Marvell Technology Group, Ltd.                         1.7%                 0.4%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                                      RUSSELL
                                        JANUS          MIDCAP
                                      ENTERPRISE       GROWTH
                                         FUND          INDEX

Medical Instruments                      3.7%           0.5%
Semiconductor Components/
  Integrated Circuits                    3.4%           0.6%
Oil Companies - Exploration
  and Production                         3.3%           1.0%
Semiconductor Equipment                  3.1%           2.2%
Schools                                  2.9%           1.3%
Commercial Services - Finance            2.9%           2.2%
Human Resources                          2.7%           0.6%
Retail - Restaurants                     2.7%           3.7%
Electronic Components - Semiconductors   2.7%           5.8%
Fiduciary Banks                          2.7%           0.3%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Enterprise Fund 172nd out of 235 and 41st out of 76 mid-cap growth funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date - 9/1/92.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective February 28, 2003, Janus Enterprise Fund changed its primary benchmark from the S&P MidCap 400 Index to Russell MidCap Growth Index. We believe the performance of this index more closely correlates to the Fund's performance than the S&P MidCap 400 Index. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. We believe it does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

There is no assurance the investment process will consistently lead to successful investing.

14  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 96.9%
Advertising Agencies - 0.6%
     798,290    Interpublic Group of Companies, Inc.# .......    $    11,878,555

Advertising Sales - 2.5%
   1,588,345    Lamar Advertising Co.* ......................         48,126,854

Airlines - 1.3%
     468,923    Ryanair Holdings PLC (ADR)*,# ...............         24,149,535

Apparel Manufacturers - 0.8%
     427,600    Liz Claiborne, Inc. .........................         15,774,164

Applications Software - 0.3%
     208,300    Citrix Systems, Inc.* .......................          5,265,824

Audio and Video Products - 1.1%
     162,845    Harman International Industries, Inc. .......         20,876,729

Automotive - Truck Parts and Equipment - Original - 0.8%
     275,450    Lear Corp.* .................................         16,000,891

Building - Residential and Commercial - 1.4%
      55,480    NVR, Inc.* ..................................         27,151,912

Cable Television - 1.9%
     953,035    EchoStar Communications Corp. - Class A* ....         36,520,301

Casino Hotels - 1.0%
     487,285    Mandalay Resort Group .......................         19,125,936

Casino Services - 2.0%
   1,151,811    International Game Technology# ..............         37,721,810

Commercial Banks - 0.5%
     109,640    M&T Bank Corp. ..............................         10,295,196

Commercial Services - Finance - 2.9%
     387,268    Moody's Corp. ...............................         22,395,708
     843,716    Paychex, Inc. ...............................         32,837,427

                                                                      55,233,135

Computer Services - 0.5%
     678,870    BISYS Group, Inc.*,# ........................          9,707,841

Computers - 0.9%
     719,710    Apple Computer, Inc.* .......................         16,474,162

Computers - Integrated Systems - 0.2%
      61,395    Diebold, Inc. ...............................          3,503,199

Containers - Metal and Glass - 2.0%
     668,190    Ball Corp. ..................................         37,552,278

Data Processing and Management - 0.3%
     198,880    Certegy, Inc.# ..............................          6,694,301

Dialysis Centers - 0.2%
     100,460    Davita, Inc.* ...............................          3,526,146

Disposable Medical Products - 1.1%
     264,690    C.R. Bard, Inc. .............................         21,188,435

Distribution and Wholesale - 0.3%
     109,160    Fastenal Co.# ...............................          4,854,345

Diversified Operations - 1.8%
     300,000    ITT Industries, Inc. ........................         20,397,000
     307,480    SPX Corp.*,# ................................         14,795,938

                                                                      35,192,938

Diversified Operations - Commercial Services - 1.7%
   1,618,210    Cendant Corp.* ..............................         33,060,030

E-Commerce/Services - 1.8%
     141,200    eBay, Inc.* .................................          7,898,728
     751,575    InterActiveCorp*,# ..........................         27,590,318

                                                                      35,489,046

Shares or Principal Amount                                          Market Value
================================================================================
Electric Products - Miscellaneous - 0.9%
     352,790    AMETEK, Inc. ................................    $    16,598,770

Electronic Components - Miscellaneous - 1.0%
   1,386,315    Flextronics International, Ltd.
                  (New York Shares)* ........................         19,408,410

Electronic Components - Semiconductors - 2.7%
     298,630    Altera Corp.* ...............................          6,041,285
     264,970    Intersil Corp. - Class A ....................          6,833,576
     936,310    National Semiconductor Corp.* ...............         38,042,276

                                                                      50,917,137

Electronic Design Automation - 1.1%
     740,670    Cadence Design Systems, Inc.* ...............         11,398,911
     313,565    Synopsys, Inc.*,# ...........................          9,946,282

                                                                      21,345,193

Enterprise Software/Services - 0.8%
     933,600    BMC Software, Inc.* .........................         16,225,968

Entertainment Software - 0.3%
      56,700    Electronic Arts, Inc.* ......................          5,615,568

Fiduciary Banks - 2.7%
     535,317    Investors Financial Services Corp.# .........         18,912,750
     687,055    Northern Trust Corp.# .......................         31,913,704

                                                                      50,826,454

Finance - Investment Bankers/Brokers - 0.6%
     801,465    Charles Schwab Corp. ........................         10,867,865

Financial Guarantee Insurance - 1.0%
     376,855    MGIC Investment Corp.# ......................         19,336,430

Food - Dairy Products - 1.1%
     726,402    Dean Foods Co.* .............................         21,973,661

Health Care Cost Containment - 0.6%
     512,450    First Health Group Corp.* ...................         12,508,905

Hotels and Motels - 2.1%
     254,490    Marriott International, Inc. - Class A ......         10,993,968
     868,085    Starwood Hotels & Resorts Worldwide, Inc. ...         29,280,507

                                                                      40,274,475

Human Resources - 2.7%
     540,525    Manpower, Inc.# .............................         25,080,360
   1,095,995    Robert Half International, Inc. .............         25,876,442

                                                                      50,956,802

Internet Security - 0.5%
     511,180    Check Point Software Technologies, Ltd.* ....          8,684,948

Investment Management and Advisory Services - 1.4%
     634,275    T. Rowe Price Group, Inc. ...................         26,100,416

Medical - Biomedical and Genetic - 1.3%
     384,380    Invitrogen Corp.*,# .........................         24,442,724

Medical - Drugs - 0.8%
     387,605    Celgene Corp.*,# ............................         16,159,252

Medical - Generic Drugs - 1.6%
     391,840    Barr Laboratories, Inc.* ....................         30,081,557

Medical - HMO - 0.6%
     174,870    Anthem, Inc.* ...............................         11,966,354

Medical - Hospitals - 0.7%
     586,466    Health Management Associates, Inc. - Class A          12,990,222

Medical Instruments - 3.7%
   1,014,505    Apogent Technologies, Inc.* .................         22,268,385
     831,020    St. Jude Medical, Inc.* .....................         48,332,123

                                                                      70,600,508

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Medical Labs and Testing Services - 0.4%
     100,330    Quest Diagnostics, Inc.*,# ..................    $     6,787,325

Medical Products - 2.1%
     307,095    INAMED Corp.* ...............................         26,523,795
      15,944    Synthes-Stratec, Inc. .......................         14,638,258

                                                                      41,162,053

Oil Companies - Exploration and Production - 3.3%
     715,305    EOG Resources, Inc. .........................         30,142,953
     550,130    Murphy Oil Corp. ............................         32,446,667

                                                                      62,589,620

Oil Field Machinery and Equipment - 0.8%
     398,172    Smith International, Inc.*,# ................         14,823,944

Optical Supplies - 0.6%
     195,595    Alcon, Inc. (New York Shares) ...............         10,779,240

Pipelines - 2.6%
     939,051    Kinder Morgan, Inc. .........................         50,286,181

Property and Casualty Insurance - 1.4%
     494,015    W. R. Berkley Corp. .........................         16,939,774
     141,905    XL Capital, Ltd. - Class A ..................          9,862,398

                                                                      26,802,172

Publishing - Newspapers - 0.4%
     124,380    McClatchy Co. - Class A# ....................          8,047,386

Radio - 1.5%
     357,205    Cox Radio, Inc. - Class A*,# ................          7,901,375
     206,235    Entercom Communications Corp.* ..............          9,447,625
     411,830    Westwood One, Inc.* .........................         12,326,072

                                                                      29,675,072

Recreational Vehicles - 0.6%
     140,495    Polaris Industries, Inc.# ...................         12,026,372

Reinsurance - 2.3%
      17,000    Berkshire Hathaway, Inc. - Class B* .........         44,072,500

Retail - Apparel and Shoe - 0.1%
      36,353    Chico's FAS, Inc.*,# ........................          1,364,692

Retail - Auto Parts - 1.4%
     139,608    Advance Auto Parts, Inc.* ...................         10,920,138
     175,725    AutoZone, Inc.* .............................         16,887,172

                                                                      27,807,310

Retail - Discount - 0.9%
     212,635    Dollar Tree Stores, Inc.* ...................          8,118,404
     218,910    Fred's, Inc. ................................          8,248,529

                                                                      16,366,933

Retail - Home Furnishings - 0.4%
     330,400    Pier 1 Imports, Inc. ........................          7,632,240

Retail - Office Supplies - 1.4%
   1,030,142    Staples, Inc.* ..............................         27,628,408

Retail - Restaurants - 2.7%
     634,766    Darden Restaurants, Inc. ....................         13,298,348
     306,862    Outback Steakhouse, Inc.# ...................         12,888,204
     725,376    Yum! Brands, Inc.* ..........................         24,764,336

                                                                      50,950,888

Savings/Loan/Thrifts - 0.3%
     320,410    Sovereign Bancorp, Inc. .....................          6,667,732

Shares or Principal Amount                                          Market Value
================================================================================
Schools - 2.9%
     475,958    Apollo Group, Inc. - Class A*,# .............    $    30,237,612
     380,045    University of Phoenix Online*,# .............         26,131,894

                                                                      56,369,506

Semiconductor Components/Integrated Circuits - 3.4%
     569,515    Emulex Corp.* ...............................         16,128,665
     440,599    Integrated Circuit Systems, Inc.*,# .........         14,790,908
     774,175    Marvell Technology Group, Ltd.*,# ...........         33,963,057

                                                                      64,882,630

Semiconductor Equipment - 3.1%
     575,245    KLA-Tencor Corp.* ...........................         32,978,796
     642,925    Novellus Systems, Inc.* .....................         26,546,373

                                                                      59,525,169

Telecommunication Equipment - 0.2%
     112,390    UTStarcom, Inc.*,# ..........................          3,540,285

Telecommunication Services - 0.8%
     731,235    Amdocs, Ltd. (New York Shares)* .............         15,692,303

Television - 1.3%
     707,918    Univision Communications, Inc. - Class A* ...         24,033,816

Textile - Home Furnishings - 1.8%
     460,210    Mohawk Industries, Inc.* ....................         34,110,765

Therapeutics - 1.4%
     183,114    Gilead Sciences, Inc.* ......................          9,994,362
     351,815    Neurocrine Biosciences, Inc.*,# .............         16,475,497

                                                                      26,469,859

Toys - 0.8%
     539,740    Marvel Enterprises, Inc.*,# .................         15,895,343

Transportation - Air Freight - 0.8%
     439,605    CNF, Inc.# ..................................         15,394,967

Transportation - Railroad - 0.7%
     235,590    Canadian National Railway Co.
                  (New York Shares) .........................         14,182,518

Transportation - Services - 0.4%
     226,860    Expeditors International of Washington, Inc.           8,516,324
--------------------------------------------------------------------------------
Total Common Stock (cost $1,470,219,369) ....................      1,857,328,735
--------------------------------------------------------------------------------
Corporate Bonds - 0.2%
Wireless Equipment - 0.2%
$  2,500,000    Crown Castle International Corp., 10.75%
                  senior notes, due 8/1/11 (cost $2,547,205)           2,806,250
--------------------------------------------------------------------------------
Other Securities - 7.1%
                State Street Navigator Securities Lending
 136,169,086      Prime Portfolio (cost $136,169,086)+ ......        136,169,086
--------------------------------------------------------------------------------
Repurchase Agreement - 3.2%
  61,300,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $61,305,466
                  collateralized by $252,732,419
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $62,526,191
                  (cost $61,300,000) ........................         61,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,670,235,660) - 107.4% ......      2,057,604,071
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (7.4)%    (140,897,973)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,916,706,098
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

16  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.7%          $    33,963,057
Canada                                             0.7%               14,182,518
Cayman Islands                                     0.5%                9,862,398
Ireland                                            1.2%               24,149,535
Israel                                             0.4%                8,684,948
Singapore                                          0.9%               19,408,410
Switzerland                                        1.2%               25,417,498
United Kingdom                                     0.8%               15,692,303
United States++                                   92.6%            1,906,243,404
--------------------------------------------------------------------------------
Total                                            100.0%          $ 2,057,604,071

++Includes Short-Term Securities (83.0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

[PHOTO]
David Corkins
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

With a turbulent economic backdrop, a volatile stock market and daily reports of scandal in the financial services industry, it's very important to me to speak directly with you about what is happening both at Janus and with your Fund.

As a fellow shareholder and the portfolio manager of Janus Mercury Fund, nothing is more important to me than the integrity of your investment. Along with you, I have invested in this Fund in anticipation of a healthy return over time. In fact, as of this writing, more than 90% of my investments in the stock market are represented by my holdings in the funds that I manage, along with my other investments in Janus mutual funds and Janus Capital Group stock. I am right there with you both financially and personally.

From day one at Janus, our founder, Tom Bailey, made it very clear who the boss was - our shareholders. From Tom I learned that, when faced with a tough decision, the solution can always be found by asking and answering one very simple question: "What is in the best interest of the Fund's shareholder?" This question is an important one because it cuts to the heart of the issues the mutual fund industry is facing today. The consequences of this industry-wide investigation have been severe in terms of lost trust and questioned integrity. I, along with many other Janus employees, take this very personally and am committed to doing what's necessary to prove to our shareholders that, despite the issues we're facing today, Janus continues to stand for integrity and will act in the best interests of its fund shareholders - always.

Personally, I was very distressed to learn that a few individuals at Janus agreed to market-timing arrangements for certain investors. And although some market-timing arrangements were made in Janus Mercury Fund prior to my appointment as the Fund's manager, I am firmly against market timing and would never seek any special market-timing arrangements in the Fund. I believe it's also important for you to know that Janus has ended all such arrangements and pledged to make amends to shareholders in the funds involved.

Now that you know where I stand on integrity, I want to briefly state the investment approach to Janus Mercury Fund so that you know what to expect out of your investment.

I manage the Fund for shareholders who want more aggressive long-term exposure to the equity markets. I use the same fundamental approach that has worked for me as manager of Janus Growth and Income Fund for more than six years yet apply this approach in a more aggressive, flexible investing style. I tend to gravitate to companies that I believe have good growth trends and sustainable competitive advantages within the large- and mid-cap areas of the market. Some of the positions I have initiated in Janus Mercury Fund this year that possess these characteristics include Texas Instruments, Canadian National Railway and Roche. I also added some differentiated investments in the Fund: stocks that are either undergoing significant change or short-term dislocations. Examples include Tyco and Harman, as well as a few positions in strong, international franchises including Samsung Electronics and Givaudan. Meanwhile, I continue to manage the risk/reward tradeoff in evaluating the free cash flow and return on invested capital of our investments. In summary, the Fund will provide a broad exposure to the equity market - a quality that is likely most appealing to the longer-term investor looking to ride through shorter-term volatility.

The biggest influences on my investment style have been Warren Buffett, Tom Bailey, and former Janus portfolio manager Tom Marsico. From these investors I have learned to work hard, focus on the numbers - the right numbers - and to know my companies inside and out before investing. My own style has evolved into one combining both art and science. The science part involves constructing detailed financial models that help me and my analysts understand the most important leverage points that drive a business' free cash flow. The art involves many components, including meeting management teams with the intention of understanding how they intend to manage my capital investment and rounding out that knowledge with a checkup on competitors, suppliers and employees to get the whole picture.

So, how has this worked? To modify a popular phrase, "It's about the performance, stupid." In the long term, the performance has been quite strong:
For the last 10 years, the Fund

18  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ranks in the top 4%, placing it 3rd among 87 large-cap growth funds tracked by Lipper based on total return as of October 31, 2003.(2) In the latest fiscal year ended October 31, 2003, the Fund returned 21.58% versus the S&P 500(R) Index, its benchmark, which gained 20.79%.(1) I am pleased with these results and point to our larger positions in technology (Cisco Systems, Yahoo! and Symantec, for example) as well as an eclectic mix of other stocks (Liberty Media, Dollar Tree and Murphy Oil) as the Fund's main areas of strength during the 12-month period.

The markets have rallied strongly this year on the back of improved economic strength in the U.S. and continued gains in Asia. Although broad-based valuations offer fewer glaring bargains in the market, we are continuing to seek and find appropriate investments in eclectic areas of opportunity.

In conclusion, I am very appreciative of the work that Min Sohn has provided as assistant portfolio manager of Janus Mercury Fund, a position he's held since December 2002. His strong research skills combined with his demonstrated analytic abilities have helped the Fund deliver strong performance to shareholders this year. Although he will no longer serve as assistant portfolio manager of the Fund, I am excited that he will be assuming the management of Janus Growth and Income Fund on January 1st and I will focus solely on delivering long-term performance for Janus Mercury Fund shareholders.

Thank your for your continued confidence in Janus Mercury Fund.

Sincerely,

David Corkins

[GRAPH]

Janus Mercury Fund $35,754
S&P 500(R) Index $29,062
Russell 1000 Growth Index $24,948

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund, the S&P 500 Index and the Russell 1000 Growth Index. Janus Mercury Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($35,754) as compared to the S&P 500 Index ($29,062) and the Russell 1000 Growth Index ($24,948).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                       CALENDAR
                         YEAR-        ONE         FIVE        TEN       SINCE
                        TO-DATE       YEAR        YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Mercury
Fund                     22.90%      21.58%       3.17%      11.82%      12.91%
--------------------------------------------------------------------------------
S&P 500(R) Index         21.19%      20.79%       0.53%      10.43%      10.69%
--------------------------------------------------------------------------------
Russell 1000
Growth Index             24.11%      21.81%     (2.90)%       8.84%       9.10%
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Mercury Fund advanced 21.58%, while its benchmark, the S&P 500(R) Index, gained 20.79%.(1) As a result, the Fund ranked near the top of the second quartile based on total return, placing 160th out of 618 large-cap growth funds tracked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer

                                        Janus Equity Funds  October 31, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Participating in the broad technology rally, and consequently fueling the Fund's gains, were online services firms Yahoo!, running one of the Internet's busiest search engines, and Amazon.com, the Internet's largest retailer, as well as business software developer Computer Associates International. Elsewhere, cable operator Cablevision Systems, which serves the greater New York City market, and diversified entertainment entity Liberty Media, which counts stakes in Time Warner and Starz Encore Group among its holdings, also provided significant lifts.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Yahoo!, Inc.
   Amazon.com, Inc.
   Computer Associates International
   Cablevision Systems Corp.
   Liberty Media Corp.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Software programming outsourcing firm Infosys Technologies of India was our biggest detractor from performance. Also struggling was recruiter Monster Worldwide, the company formerly known as TMP Worldwide which operates the online job marketplace Monster.com. Two drug distributors, AmerisourceBergern and Cardinal Health, also worked against us. Rounding out the bottom five was Lockheed Martin, the giant defense contractor and aerospace technology developer.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Infosys Technologies Ltd.
   Monster Worldwide Inc.
   AmerisourceBergern Corp.
   Cardinal Health, Inc.
   Lockheed Martin Corp.
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Sector analysis offers a different perspective on the Fund's returns, although it's important to remember that our investment decisions are ultimately driven by extensive research on individual companies, not by the popularity of one group or another. That said, our holdings in the information technology and consumer discretionary sectors, which notably exceeded the benchmark's weightings, contributed dramatically to the Fund's advances. Conversely, our limited interest in the industrial and materials sectors translated into minimal gains.

FUND STRATEGY
--------------------------------------------------------------------------------
This broadly diversified growth fund invests primarily in companies selected for their growth potential - of any size, in any industry - located anywhere in the world.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 0.6%

Common Stock - Foreign - 15.8%

Common Stock - Domestic - 83.6%

Number of Stocks: 78
Top 10 Equities: 34.2%

20  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Liberty Media Corp. - Class A                          5.7%                 6.2%
Berkshire Hathaway, Inc. - Class B                     4.1%                 5.1%
Yahoo!, Inc.                                           3.6%                 1.4%
Computer Associates
  International, Inc.                                  3.6%                   --
Samsung Electronics Company, Ltd.                      3.2%                 2.7%
Cisco Systems, Inc.                                    3.2%                   --
Tyco International, Ltd.
  (New York Shares)                                    3.1%                   --
Time Warner, Inc.                                      2.6%                 2.7%
Nokia Oyj (ADR)                                        2.6%                 2.7%
Forest Laboratories, Inc.                              2.5%                 3.5%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                       MERCURY       S&P 500(R)
                                         FUND          INDEX

Cable Television                         7.6%           0.8%
Medical - Drugs                          7.2%           6.7%
Broadcast Services and Programming       5.7%           0.3%
Enterprise Software/Services             4.6%           0.9%
Finance - Investment Bankers/Brokers     4.5%           5.4%
Reinsurance                              4.1%            --
Diversified Operations                   3.7%           5.2%
Medical - HMO                            3.7%           0.7%
Web Portals/Internet
  Service Providers                      3.6%           0.3%
Medical Instruments                      3.4%           1.1%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Mercury Fund 49th out of 320 and 3rd out of 87 large-cap growth funds for the 5- and 10-year periods, respectively.

* The Fund's inception date - 5/3/93.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the information technology and consumer discretionary sectors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. It does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. It does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.4%
Advertising Sales - 0.1%
     269,395    Lamar Advertising Co.* ......................    $     8,162,669

Aerospace and Defense - 2.9%
   2,105,670    Lockheed Martin Corp. .......................         97,618,861
     615,485    Northrop Grumman Corp.# .....................         55,024,359

                                                                     152,643,220

Applications Software - 2.4%
     442,373    Intuit, Inc.* ...............................         22,109,803
   4,086,580    Microsoft Corp. .............................        106,864,067

                                                                     128,973,870

Audio and Video Products - 0.6%
     241,715    Harman International Industries, Inc. .......         30,987,863

Broadcast Services and Programming - 5.7%
  29,838,178    Liberty Media Corp. - Class A* ..............        301,067,215

Cable Television - 7.6%
   6,503,007    Cablevision Systems New York Group
                  - Class A*,# ..............................        131,360,741
   4,076,085    Comcast Corp. - Special Class A* ............        132,961,892
   1,933,470    Cox Communications, Inc. - Class A* .........         65,873,323
   1,818,590    EchoStar Communications Corp. - Class A* ....         69,688,369

                                                                     399,884,325

Casino Services - 0.6%
     910,115    International Game Technology# ..............         29,806,266

Chemicals - Specialty - 0.7%
      85,852    Givaudan S.A.** .............................         38,703,349

Commercial Banks - 0%
      76,830    Franklin Financial Corp.# ...................          2,368,669

Computers - 1.5%
   2,171,659    Apple Computer, Inc.* .......................         49,709,275
     810,295    Dell, Inc.* .................................         29,267,855

                                                                      78,977,130

Cosmetics and Toiletries - 1.4%
   1,117,410    Avon Products, Inc. .........................         75,939,184

Diversified Operations - 3.7%
     428,757    Louis Vuitton Moet Hennessy S.A.** ..........         29,632,505
   7,891,515    Tyco International, Ltd. (New York Shares) ..        164,774,834

                                                                     194,407,339

E-Commerce/Products - 2.3%
   2,230,625    Amazon.com, Inc.*,# .........................        121,390,613

E-Commerce/Services - 0.4%
     190,155    eBay, Inc.* .................................         10,637,271
     260,090    Internet Auction Company, Ltd.*,** ..........         12,196,869

                                                                      22,834,140

Electric Products - Miscellaneous - 3.2%
     425,020    Samsung Electronics Company, Ltd.** .........        168,786,982

Electronic Components - Semiconductors - 1.6%
     438,840    Nvidia Corp.*,# .............................          7,758,691
   2,593,650    Texas Instruments, Inc. .....................         75,008,358

                                                                      82,767,049

Electronic Design Automation - 0.8%
   1,384,734    Synopsys, Inc.*,# ...........................         43,923,762

Enterprise Software/Services - 4.6%
   1,784,565    BMC Software, Inc.* .........................         31,015,740
   7,994,565    Computer Associates International, Inc.# ....        188,032,168
   2,212,075    Oracle Corp.* ...............................         26,456,417

                                                                     245,504,325

Shares or Principal Amount                                          Market Value
================================================================================
Entertainment Software - 0.7%
     362,265    Electronic Arts, Inc.* ......................    $    35,878,726

Finance - Investment Bankers/Brokers - 4.5%
   1,666,673    Citigroup, Inc. .............................         79,000,300
   3,278,160    E*TRADE Financial Corp.*,# ..................         33,765,048
   1,332,105    Goldman Sachs Group, Inc. ...................        125,084,660

                                                                     237,850,008

Finance - Mortgage Loan Banker - 2.6%
   1,022,650    Fannie Mae ..................................         73,313,779
   1,164,140    Freddie Mac .................................         65,343,178

                                                                     138,656,957

Food - Retail - 0.5%
     478,775    Whole Foods Market, Inc.*,# .................         28,362,631

Hotels and Motels - 0.7%
   1,174,850    Starwood Hotels & Resorts Worldwide, Inc. ...         39,627,691

Internet Security - 1.0%
     826,575    Symantec Corp.*,# ...........................         55,091,224

Medical - Drugs - 7.2%
     181,710    Celgene Corp.*,# ............................          7,575,490
   2,660,140    Forest Laboratories, Inc.* ..................        133,033,600
   3,215,335    Pfizer, Inc. ................................        101,604,586
   1,451,492    Roche Holding A.G.** ........................        120,109,833
     763,645    SICOR, Inc.* ................................         20,465,686

                                                                     382,789,195

Medical - HMO - 3.7%
   1,219,965    Anthem, Inc.*,# .............................         83,482,205
   2,175,045    UnitedHealth Group, Inc. ....................        110,666,290

                                                                     194,148,495
Medical Instruments - 3.4%
   1,618,305    Guidant Corp. ...............................         82,549,738
   2,071,940    Medtronic, Inc. .............................         94,418,306

                                                                     176,968,044

Medical Products - 0.2%
     107,205    INAMED Corp.*,# .............................          9,259,296

Multi-Line Insurance - 1.6%
   1,413,455    Allstate Corp. ..............................         55,831,472
     501,750    American International Group, Inc. ..........         30,521,453

                                                                      86,352,925

Multimedia - 2.6%
   9,050,389    Time Warner, Inc.* ..........................        138,380,448

Networking Products - 3.2%
   8,026,530    Cisco Systems, Inc.* ........................        168,396,599

Non-Hazardous Waste Disposal - 0.6%
   2,756,620    Allied Waste Industries, Inc.* ..............         31,094,674

Oil - Field Services - 0.4%
     604,775    BJ Services Co.* ............................         19,842,668

Oil Companies - Exploration and Production - 1.8%
   1,569,590    Murphy Oil Corp. ............................         92,574,418

Oil Companies - Integrated - 1.3%
   1,470,537    EnCana Corp. ................................         50,507,731
     374,014    Yukos Oil Co. (ADR)# ........................         17,279,447

                                                                      67,787,178

Pharmacy Services - 2.2%
   1,935,545    Caremark Rx, Inc.*,# ........................         48,485,402
   2,087,085    Medco Health Solutions, Inc.* ...............         69,291,222

                                                                     117,776,624

See Notes to Schedules of Investments and Financial Statements.

22  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Recreational Vehicles - 0.2%
     107,620    Polaris Industries, Inc.# ...................    $     9,212,272

Reinsurance - 4.1%
      84,512    Berkshire Hathaway, Inc. - Class B* .........        219,097,360

Retail - Consumer Electronics - 0.4%
     326,400    Best Buy Company, Inc.* .....................         19,032,384

Retail - Discount - 2.4%
   2,525,779    Dollar Tree Stores, Inc.* ...................         96,434,242
   1,351,575    TJX Companies, Inc. .........................         28,369,559

                                                                     124,803,801

Retail - Office Supplies - 0.2%
     366,423    Staples, Inc.* ..............................          9,827,465

Retail - Pet Food and Supplies - 0.2%
     345,125    PETsMART, Inc. ..............................          8,838,651

Retail - Regional Department Stores - 0.3%
     255,590    Kohl's Corp.* ...............................         14,330,931

Retail - Restaurants - 0.9%
   1,342,395    Yum! Brands, Inc.* ..........................         45,829,365

Semiconductor Equipment - 2.0%
   3,074,240    Applied Materials, Inc.* ....................         71,844,989
     764,080    Novellus Systems, Inc.*,# ...................         31,548,863

                                                                     103,393,852

Super-Regional Banks - 1.0%
     925,915    Fifth Third Bancorp# ........................         53,666,033

Telecommunication Equipment - 2.6%
   8,011,792    Nokia Oyj (ADR)** ...........................        136,120,346

Telecommunication Equipment - Fiber Optics - 0.8%
   3,370,495    CIENA Corp.* ................................         21,604,873
   1,836,070    Corning, Inc.*,# ............................         20,160,049

                                                                      41,764,922

Toys - 0.2%
     426,600    Marvel Enterprises, Inc.*,# .................         12,563,370

Transportation - Railroad - 2.2%
   1,609,370    Canadian National Railway Co.
                  (New York Shares) .........................         96,884,074
   1,310,065    Kansas City Southern*,# .....................         17,332,160

                                                                     114,216,234

Web Portals/Internet Service Providers - 3.6%
   4,346,965    Yahoo!, Inc.*,# .............................        189,962,371
--------------------------------------------------------------------------------
Total Common Stock (cost $4,169,168,304) ....................      5,250,625,128
--------------------------------------------------------------------------------
Other Securities - 3.5%
                State Street Navigator Securities Lending
$186,956,777      Prime Portfolio (cost $186,956,777)+ ......        186,956,777
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 0.7%
 $36,000,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $36,003,210
                  collateralized by $148,423,607
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $36,720,112
                  (cost $36,000,000) ........................    $    36,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $4,392,125,081) - 103.6% ......      5,473,581,905
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.6)%    (191,418,398)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 5,282,163,507
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            3.0%          $   164,774,834
Canada                                             2.7%              147,391,805
Finland                                            2.5%              136,120,346
France                                             0.6%               29,632,505
Russia                                             0.3%               17,279,447
South Korea                                        3.3%              180,983,851
Switzerland                                        2.9%              158,813,182
United States++                                   84.7%            4,638,585,935
--------------------------------------------------------------------------------
Total                                            100.0%          $ 5,473,581,905

++Includes Short-Term Securities (80.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Euro 2/6/04                     7,180,000    $     8,321,670    $      (127,854)
Euro 3/26/04                   30,200,000         34,955,150           (190,006)
Euro 4/16/04                   15,300,000         17,698,891              33,809
South Korean Won
  11/12/03                 63,400,000,000         53,524,693           (338,270)
Swiss Franc 3/26/04            41,000,000         30,827,068           (368,707)
Swiss Franc 4/16/04            32,100,000         24,148,048             132,426
--------------------------------------------------------------------------------
Total                                        $   169,475,520    $      (858,602)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND

[PHOTO]
Claire Young
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Dear Janus Olympus Fund shareholder,

In light of recent events surrounding the mutual fund industry, I would like to take a moment to reassure Janus Olympus Fund shareholders of my deep commitment to serve their interests. I consider those interests to be of the highest priority when making decisions for the Fund, including closing it to new shareholders in early 2000 to protect existing shareholders against deleterious effects of large inflows of new money. It also includes my decision to reopen the Fund in August 2002 after stock prices had retreated to what I considered more reasonable levels and Fund flows no longer hindered my ability to manage the Fund.

Despite poor performance in 2000 and 2001, I believe my focus on long-term shareholders is demonstrated by the fact that, during my tenure as fund manager, Janus Olympus Fund is ranked in the top 4% of Large-Cap Growth Funds, placing 9 out of 237 funds (as tracked by Lipper, a Reuters Company and a leading mutual fund rating firm based on total return).(2) This ranking is the result of a 7.88% annualized return for the period August 31, 1997 through October 31, 2003.(1)

My long-term view has been shaped by the fact that I, too, am an investor in the Fund. In fact, I am the single largest individual investor in the Fund among Janus' direct individual shareholders. Importantly, since assuming portfolio management responsibilities in September 1997, I have not personally sold a single share of the Fund. I, along with you, share the financial hardships and triumphs of investing in this Fund. I recognize that actions in the mutual fund industry may have raised doubts in some investors' minds about the commitment of portfolio managers, so I want to reiterate that I take my fiduciary duties to individual Janus Olympus Fund shareholders very seriously.

Janus Olympus Fund gained 22.38% in the fiscal year ended October 31, 2003, outperforming its benchmark, the S&P 500(R) Index, which was up 20.79%.(1) This performance earned the Fund a top-quartile ranking based on total return for the year ended October 31, 2003, placing it 131 out of 618 Large-Cap Growth Funds tracked by Lipper.(2)

I am pleased with these results, especially in light of the choppy market this past year. Last October, the uncertainties surrounding a potential war with Iraq and weak economic prospects kept investors wary and major corporations' spending plans on hold. The Asian SARS epidemic curtailed travel and business activity. By March, however, aggressive easing by the Federal Reserve, strengthening profit reports and the quick resolution of initial combat in Iraq led to a firming stock market. Consumers, which had been the primary support to the economy, finally received assistance from corporate America in moving the economy out of the recession.

The highlight of the year was continued consumer willingness to spend funds from home-equity extraction and tax reductions, particularly on consumer electronics goods such as cellular handsets, digital cameras, DVD players, and personal computers. The second-, third-, fourth-, and eighth-largest contributors to performance were beneficiaries of this trend. Maxim Integrated Products showed revenue growth from its broad analog chip offerings in the electronic equipment space. Texas Instruments also performed well, as it gained market share in the wireless handset arena and had strong sales in its digital signal processing division. Hotel operator Four Seasons saw a stabilization in room rates and occupancies as leisure travel firmed after the SARS epidemic subsided and the Iraq war ended. The company's focus on cost containment during the recession was rewarded by growth in cash flow from operations despite tepid revenue trends. Finally, Intel began to see strength in personal computer chip sales and reaped gross margin benefits from its new manufacturing process capabilities.

Several other companies in the Fund also performed well as their reorganization efforts paved the way to stronger profit growth while the economy stabilized. The biggest contributor to performance, Yahoo!, saw substantial advertising revenue increases and impressive free cash flow generation after refocusing marketing efforts from dot-com companies to more traditional advertisers. Cable operator Comcast successfully integrated its AT&T Broadband acquisition and began to see benefits from its efforts to stem basic cable customer attrition and focus on attracting high-speed Internet customers. Also, cosmetics company Avon grew profits handsomely as the company streamlined manufacturing and supply-chain operations, while enjoying strong volume growth from new sales initiatives.

In my opinion, the profit and cash flow trends have given corporations confidence to begin to increase capital expenditures. While the first glimmers of that increase are only appearing now,

24  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

some of the Fund's positions rose in anticipation of coming demand. Network equipment maker Cisco Systems outperformed as the company began to show increases in revenue after several quarterly declines. Semiconductor manufacturing equipment provider Applied Materials gained on expectations of demand from semiconductor companies to increase production capacity, particularly Asian foundries and memory manufacturers.

While I was pleased with the Fund's overall performance, there were some stocks that negatively impacted performance during the year. The largest detractor was defense contractor General Dynamics, which declined due to worries over slow demand in its Gulfstream division. After a successful 100th anniversary celebration, motorcycle producer Harley-Davidson declined on fears of excess inventory at its dealers. Also, Cardinal Health had weaker-than-expected revenue and profits growth as competition from other drug distributors impacted pricing.

Looking forward, employment is beginning to increase, which I believe is a key indicator for the continued health of the economy. Corporate profits have been strong and should continue to increase, fueling corporate expenditures in the future. Finally, consumer spending has not tapered off meaningfully, even as mortgage refinancing has slowed and tax-cut benefits have worked their way through the economy. With all of these indicators, I am hopeful that the Fund's investments, and all of us shareholders, will benefit in the coming year.

I truly thank you for your continued investment in Janus Olympus Fund.

Sincerely,

Claire Young

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Olympus Fund $23,358
S&P 500(R) Index $19,300
Russell 1000 Growth Index $16,396

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund, the S&P 500 Index and the Russell 1000 Growth Index. Janus Olympus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($23,358) as compared to the S&P 500 Index ($19,300) and the Russell 1000 Growth Index ($16,396).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE         FIVE      SINCE
                                    TO-DATE       YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Olympus Fund                   26.05%      22.38%       4.16%      11.43%
--------------------------------------------------------------------------------
S&P 500(R) Index                     21.19%      20.79%       0.53%       8.76%
--------------------------------------------------------------------------------
Russell 1000 Growth Index            24.11%      21.81%     (2.90)%       6.52%
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Olympus Fund advanced 22.38%, while its benchmarks, the S&P 500(R) Index and the Russell 1000 Growth Index, gained 20.79% and 21.81%,(1) respectively. In turn, the Fund earned a first quartile ranking for the period based on total return, placing 131st out of 618 large-capitalization growth funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate

                                        Janus Equity Funds  October 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND

profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? The Fund benefited greatly from a resurgence in Internet services provider Yahoo's share price, as well as from the appreciation of our holdings in semiconductor chip developers Maxim Integrated Products, which supplies markets ranging from automakers to high-tech consumer goods manufacturers, and Texas Instruments, which focuses on the cellular phone and computer industries. Other leading gainers included luxury hotel and resort manager Four Seasons Hotels and Avon Products, a worldwide marketer of cosmetics and gifts.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Yahoo!, Inc.
   Maxim Integrated Products, Inc.
   Texas Instruments, Inc.
   Four Seasons Hotels, Inc.
   Avon Products, Inc.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? The Fund's largest detractor was General Dynamics, a leading defense contractor and builder of Gulfstream jets. Motorcycle icon Harley-Davidson also weighed on the Fund's performance, as did drug and medical supply distributor Cardinal Health and movie and video game rental outfit Blockbuster. Another disappointment was semiconductor chip developer Nvidia, which creates the graphics backbone for Microsoft's Xbox game system and sat out the broad rally in technology stocks during the period.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   General Dynamics Corp.
   Harley-Davidson, Inc.
   Cardinal Health, Inc.
   Blockbuster, Inc.
   Nvidia Corp.
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
While considering sector contributions, it's important to remember that our extensive research efforts zero in on individual companies, not broader industries. Understanding that, sector analysis shows that our holdings in the information technology and consumer discretionary areas, which modestly exceeded the S&P 500(R) Index weightings, accounted for a large percentage of the Fund's gains. And while every sector posted positive returns during the period, minimal returns from the telecommunication services and utilities sectors made them our weakest-performing sectors.

26  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
This diversified fund seeks fast-growing companies of all sizes and locations, in rapidly expanding industries.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Corporate Bonds - Domestic - 0.4%

Cash and Cash Equivalents - 1.0%

Common Stock - Foreign - 18.8%

Common Stock - Domestic - 79.8%

Number of Stocks: 86
Number of Bonds: 1
Top 10 Equities: 24.6%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Maxim Integrated Products, Inc.                        3.6%                 2.7%
Cisco Systems, Inc.                                    3.1%                   --
Yahoo!, Inc.                                           2.7%                 0.9%
Texas Instruments, Inc.                                2.6%                 0.9%
Time Warner, Inc.                                      2.6%                 1.4%
Applied Materials, Inc.                                2.3%                 1.7%
Intel Corp.                                            2.0%                   --
Avon Products, Inc.                                    1.9%                 2.5%
Citigroup, Inc.                                        1.9%                 1.9%
Amgen, Inc.                                            1.9%                 2.2%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                       OLYMPUS       S&P 500(R)
                                         FUND          INDEX

Electronic Components -
  Semiconductors                         7.2%           3.4%
Medical - Drugs                          4.3%           6.7%
Oil Companies - Integrated               4.1%           4.0%
Semiconductor Componenets/
  Integrated Circuits                    3.6%           0.5%
Semiconductor Equipment                  3.1%           0.6%
Medical - Biomedical and Genetic         3.1%           1.1%
Networking Products                      3.1%           1.5%
Cosmetics and Toiletries                 3.0%           2.4%
Airlines                                 3.0%           0.2%
Web Portals/Internet
  Service Providers                      2.7%           0.3%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Olympus Fund 37th out of 320 large-cap growth funds for the 5-year period.

* The Fund's inception date - 12/29/95.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. It does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.6%
Aerospace and Defense - 1.2%
     697,960    Lockheed Martin Corp. .......................    $    32,357,426

Aerospace and Defense - Equipment - 1.1%
     376,025    United Technologies Corp. ...................         31,845,557

Airlines - 3.0%
     788,844    Ryanair Holdings PLC (ADR)*,# ...............         40,625,466
   2,221,655    Southwest Airlines Co. ......................         43,100,107

                                                                      83,725,573

Applications Software - 1.3%
     698,710    Intuit, Inc.* ...............................         34,921,526

Audio and Video Products - 1.1%
     242,590    Harman International Industries, Inc.# ......         31,100,038

Broadcast Services and Programming - 1.7%
   1,125,020    Clear Channel Communications, Inc. ..........         45,923,316

Building - Residential and Commercial - 1.3%
     381,355    Lennar Corp.# ...............................         35,027,457

Cable Television - 1.4%
   1,156,940    Comcast Corp. - Special Class A* ............         37,739,383

Casino Hotels - 0.6%
     477,450    MGM Mirage, Inc.* ...........................         16,949,475

Commercial Banks - 0.6%
     444,625    UCBH Holdings, Inc.# ........................         15,877,559

Commercial Services - 0.7%
     534,370    Iron Mountain, Inc.*,# ......................         20,434,309

Commercial Services - Finance - 1.1%
     641,515    H&R Block, Inc. .............................         30,208,941

Computers - 0.8%
     630,808    Dell, Inc.* .................................         22,784,785

Computers - Memory Devices - 1.6%
   1,709,045    EMC Corp.* ..................................         23,653,183
     590,865    VERITAS Software Corp.* .....................         21,359,770

                                                                      45,012,953

Containers - Metal and Glass - 1.1%
     566,620    Ball Corp. ..................................         31,844,044

Cosmetics and Toiletries - 3.0%
     796,230    Avon Products, Inc. .........................         54,111,791
     569,490    Colgate-Palmolive Co. .......................         30,291,173

                                                                      84,402,964

Data Processing and Management - 0.8%
     592,510    Fiserv, Inc.* ...............................         20,927,453

Diversified Operations - 1.8%
     286,350    3M Co. ......................................         22,584,425
     409,593    Louis Vuitton Moet Hennessy S.A. ............         28,308,031

                                                                      50,892,456

E-Commerce/Products - 1.4%
     724,370    Amazon.com, Inc.* ...........................         39,420,215

Electronic Components - Semiconductors - 7.2%
   2,218,280    Advanced Micro Devices, Inc.*,# .............         33,717,856
   1,678,637    Intel Corp. .................................         55,478,953
     885,905    Intersil Corp. - Class A ....................         22,847,490
     940,750    Nvidia Corp.*,# .............................         16,632,460
   2,448,890    Texas Instruments, Inc. .....................         70,821,898

                                                                     199,498,657

Shares or Principal Amount                                          Market Value
================================================================================
Enterprise Software/Services - 2.3%
   1,604,040    BMC Software, Inc.* .........................    $    27,878,215
     802,845    Oracle Corp.* ...............................          9,602,026
     182,886    SAP A.G. ....................................         26,512,593

                                                                      63,992,834

Fiduciary Banks - 1.1%
     635,460    Northern Trust Corp. ........................         29,517,117

Finance - Consumer Loans - 0.6%
     400,435    SLM Corp. ...................................         15,681,035

Finance - Credit Card - 1.0%
     468,240    Capital One Financial Corp.# ................         28,468,992

Finance - Investment Bankers/Brokers - 2.4%
   1,133,790    Citigroup, Inc. .............................         53,741,646
     794,000    Nomura Holdings, Inc.** .....................         13,635,985

                                                                      67,377,631

Finance - Mortgage Loan Banker - 1.4%
     538,391    Fannie Mae ..................................         38,597,251

Financial Guarantee Insurance - 0.6%
     335,090    MGIC Investment Corp.# ......................         17,193,468

Food - Retail - 0.8%
     360,127    Whole Foods Market, Inc.*,# .................         21,333,923

Food - Wholesale/Distribution - 0.9%
     729,755    Sysco Corp. .................................         24,563,553

Hotels and Motels - 2.6%
     908,880    Four Seasons Hotels, Inc.** .................         50,106,554
     689,030    Starwood Hotels & Resorts Worldwide, Inc. ...         23,240,982

                                                                      73,347,536

Human Resources - 1.2%
     734,110    Manpower, Inc. ..............................         34,062,704

Internet Incubators - 0.8%
     412,000    Softbank Corp.#,** ..........................         21,174,330

Internet Security - 0.8%
   1,330,260    Check Point Software Technologies, Ltd.* ....         22,601,117

Medical - Biomedical and Genetic - 3.1%
     843,240    Amgen, Inc.* ................................         52,078,503
     282,485    Genentech, Inc.* ............................         23,155,295
     163,605    Invitrogen Corp.*,# .........................         10,403,642

                                                                      85,637,440

Medical - Drugs - 4.3%
     122,010    Celgene Corp.*,# ............................          5,086,597
     727,860    Pfizer, Inc. ................................         23,000,376
     501,864    Roche Holding A.G. ..........................         41,528,855
     530,150    SICOR, Inc.* ................................         14,208,020
     638,050    Teva Pharmaceutical Industries, Ltd. (ADR)# .         36,298,665

                                                                     120,122,513

Medical - Generic Drugs - 0.2%
      68,248    Barr Laboratories, Inc.* ....................          5,239,399

Medical - HMO - 1.3%
     729,766    UnitedHealth Group, Inc. ....................         37,130,494

Medical Instruments - 1.7%
   1,040,590    Medtronic, Inc. .............................         47,419,686

Medical Products - 2.3%
     481,840    Varian Medical Systems, Inc.* ...............         30,808,850
     517,060    Zimmer Holdings, Inc.* ......................         32,993,598

                                                                      63,802,448

See Notes to Schedules of Investments and Financial Statements.

28  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Money Center Banks - 0.9%
       3,286    Mitsubishi Tokyo Financial Group, Inc.** ....    $    23,613,408

Multimedia - 2.6%
   4,631,735    Time Warner, Inc.* ..........................         70,819,228

Networking Products - 3.1%
   4,060,502    Cisco Systems, Inc.* ........................         85,189,332

Office Automation and Equipment - 0.7%
     396,000    Canon, Inc.** ...............................         19,163,324

Oil Companies - Integrated - 4.1%
   1,292,786    EnCana Corp.** ..............................         44,402,615
     687,370    Exxon Mobil Corp. ...........................         25,143,995
     564,590    Total Fina Elf S.A. (ADR) ...................         44,077,541

                                                                     113,624,151

Optical Supplies - 1.5%
     735,445    Alcon, Inc. (New York Shares) ...............         40,530,374

Pipelines - 1.0%
     502,615    Kinder Morgan, Inc.# ........................         26,915,033

Radio - 0.6%
     802,845    XM Satellite Radio Holdings, Inc.- Class A*,#         16,265,640

Retail - Apparel and Shoe - 0.4%
     366,570    Nordstrom, Inc.# ............................         11,176,719

Retail - Auto Parts - 0.9%
     327,705    Advance Auto Parts, Inc.*,# .................         25,633,085

Retail - Discount - 1.5%
     733,725    Costco Wholesale Corp.* .....................         25,951,853
     406,370    Dollar Tree Stores, Inc.* ...................         15,515,207

                                                                      41,467,060

Retail - Diversified - 0.8%
     588,000    Ito-Yokado Company, Ltd.** ..................         21,608,405

Retail - Drug Store - 0.9%
     728,175    Walgreen Co. ................................         25,355,054

Retail - Office Supplies - 1.5%
   1,587,711    Staples, Inc.* ..............................         42,582,409

Semiconductor Components/Integrated Circuits - 3.6%
   1,994,935    Maxim Integrated Products, Inc. .............         99,168,219

Semiconductor Equipment - 3.1%
   2,739,885    Applied Materials, Inc.* ....................         64,031,112
     399,390    KLA-Tencor Corp.* ...........................         22,897,029

                                                                      86,928,141

Telecommunication Equipment - 1.9%
   1,936,495    Nokia Oyj (ADR) .............................         32,901,050
     642,265    UTStarcom, Inc.*,# ..........................         20,231,348

                                                                      53,132,398

Telecommunication Equipment - Fiber Optics - 0.7%
   2,883,110    CIENA Corp.* ................................         18,480,735

Television - 0.5%
   1,354,267    British Sky Broadcasting Group PLC*,** ......         14,708,050

Therapeutics - 0.8%
     471,280    Neurocrine Biosciences, Inc.*,# .............         22,070,042

Shares or Principal Amount                                          Market Value
================================================================================
Transportation - Services - 2.6%
     711,385    C.H. Robinson Worldwide, Inc.# ..............    $    27,872,064
     606,315    United Parcel Service, Inc. - Class B .......         43,969,964

                                                                      71,842,028

Web Portals/Internet Service Providers - 2.7%
   1,732,865    Yahoo!, Inc.*,# .............................         75,726,201
--------------------------------------------------------------------------------
Total Common Stock (cost $2,270,223,996) ....................      2,734,156,594
--------------------------------------------------------------------------------
Corporate Bonds - 0.4%
Casino Hotels - 0.4%
$ 12,955,000    Trump Holdings and Funding, 11.625%
                  company guaranteed notes, due 3/15/10
                  (cost $12,322,852) ........................         11,416,594
--------------------------------------------------------------------------------
Other Securities - 6.3%
                State Street Navigator Securities Lending
 173,948,700      Prime Portfolio (cost $173,948,700)+ ......        173,948,700
--------------------------------------------------------------------------------
Repurchase Agreement - 0.6%
  16,000,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $16,001,427
                  collateralized by $65,966,047
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $16,320,050
                  (cost $16,000,000) ........................         16,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,472,495,548) - 105.9% ......      2,935,521,888
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (5.9)%    (163,313,173)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,772,208,715
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                             3.2%          $    94,509,169
Finland                                            1.1%               32,901,050
France                                             2.5%               72,385,572
Germany                                            0.9%               26,512,593
Ireland                                            1.4%               40,625,466
Israel                                             2.0%               58,899,782
Japan                                              3.4%               99,195,452
Switzerland                                        2.8%               82,059,229
United Kingdom                                     0.5%               14,708,050
United States++                                   82.2%            2,413,725,525
--------------------------------------------------------------------------------
Total                                            100.0%          $ 2,935,521,888

++Includes Short-Term Securities (75.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04           2,700,000    $     4,528,889    $       (51,502)
Canadian Dollar 2/6/04         34,500,000         26,063,496         (1,127,912)
Japanese Yen 3/26/04        2,950,000,000         26,976,851             110,049
--------------------------------------------------------------------------------
Total                                        $    57,569,236    $    (1,069,365)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ORION FUND

[PHOTO]
Ron Sachs
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

I, like you, was pained to learn that Janus was mentioned in the frequent-trading issue that recently came to light. As both the manager of and an investor in Janus Orion Fund, I have a financial, emotional, and intellectual stake in the Fund and assure you that I am committed to serving the best interests of fellow shareholders with the same focus and dedication that I devote to finding great investment ideas for the Fund. I firmly believe that everyone else at Janus shares my commitment to do what is right for our fund shareholders.

My top priority is to deliver strong Fund performance. Therefore, I am happy to report that Janus Orion Fund was up 29.95% for the 12-month period ended October 31, 2003, beating its benchmark, the Standard & Poor's 500(R) Index, which was up 20.79% over the same period, and also outpacing the Russell 1000 Growth Index, which returned 21.81%.(1) While near-term relative performance has been strong, I focus on absolute returns over the long-term and measure performance on absolute growth in the value of shares held in the Fund. This is how I evaluate my performance as your fund manager. To that end, I feel I have much work left to do.

The last 12 months have been a great environment for global stock markets. Low interest rates in most major economies appear to be driving a global economic recovery. High single-digit gross domestic product growth in China seems to be driving the rest of Asia and propelling commodity prices and commodity-based economies on six continents. In Japan specifically, corporations seem to finally be taking the steps needed to improve profits and growth. Meanwhile, Japan's government is driving economic growth, making its economy less of a drag on the global system. Of course, it doesn't hurt that the U.S. economy has been bolstered by a White House administration I believe eager to ensure re-election through economic growth and job creation.

Janus Orion Fund's investment strategy is simple. I work to identify stocks of great businesses that are growing shareholder value at a rapid rate, yet trading at attractive valuations. By my definition, great businesses are those that have long-term franchises with identifiable, sustainable competitive advantages. Their share prices go up as the businesses deliver earnings and cash flow growth. I believe that stocks with the best risk/reward tradeoffs should be the largest positions in the Fund and attempt to sell or trim positions as the risk/reward tradeoff becomes less favorable, hopefully because of share price appreciation, but sometimes because new, negative information changes the risk/reward tradeoff. Given that turnover within the Fund can create costs in commissions, taxes, and market impact, I attempt to sell existing fund holdings or buy new ones only when I believe the benefits of doing so outweigh the costs.

Because Janus Orion Fund is a concentrated fund, I believe my best ideas can and should be large positions in the portfolio when our analysis gives me a high degree of confidence that the risk/reward tradeoff for these stocks is highly skewed in our favor. I have found very few stocks over the last 12 months that I feel meet the criteria needed to become large positions and I've highlighted some of those below.

Paychex was a large position within the Fund that worked. This payroll processor for small and medium businesses is a poster-child for the kind of great businesses I look to own. First, customers love the service because it makes running their small businesses easier. And second, customer retention is high and pricing power is significant. Although Paychex is a longtime holding, I took advantage of weakness in the stock price in the early months of 2003 with great success and added more to the Fund's existing position. As the shares appreciated, I believed the risk/reward tradeoff was less attractive and began to trim the position.

Another big contributor was InterActiveCorp, a leading online travel, shopping, and dating business. Many of InterActive Corp's businesses meet our definition of sustainable franchises. Online dating is a business where early leadership can be leveraged into long-term advantages. More single people look at the company's online dating site because the pool of available prospects is largest. InterActiveCorp was able to leverage the site's size to maintain a technology lead that has brought more users. Similarly, the company's travel sites, Hotels.com and Expedia.com, have been able to leverage their leading consumer positions to bring in relationships with the most sought-after hotels and resorts. This better destination content has drawn additional consumers, giving the sites further leverage to potentially make the most favorable deals with destinations. This self-reinforcing competitive advantage drew us to InterActiveCorp as an investment. We made this a large position when we felt the risk/reward was most attractive and took profits as the shares appreciated, and the risk/reward tradeoff appeared less favorable.

30  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Working against the Fund was its underweight position in technology stocks relative to the index, as technology was a strong sector during the period. There are clear indications that a real recovery in technology spending is under way. In the third quarter of 2003, 80% of technology companies met or beat sales expectations. Moreover, technology sales grew 6% year over year in the third quarter, and communications technology sales grew for the first time in 10 quarters. The Fund has been underweight in the technology sector for a number of reasons, such as opaque option costs, expensive valuations, and the shortage of long-term franchises. However, technology is an important growth sector and I continue to look to identify attractively priced businesses with strong and enduring franchises. Companies we believe possess these characteristics include Cisco Systems and Intel. I bought positions in these companies after our analysts identified important potential catalysts for improving profit margins over the longer term. I also found some attractively valued technology franchises in international companies, most notably ARM Holdings, a U.K.-based licensor of microprocessor technology for portable devices from PDA's to cell phones. ARM Holdings was a strong contributor to the Fund's performance, as adoption of its latest generation platform by almost all the big potential customers confirmed our thesis that its current technology leadership can be leveraged into further sales of later-generation designs. Customers are designing future systems around the ARM microprocessor and I believe ARM will be able to significantly raise prices on next-generation designs.

One of the most important strategies for long-term investment success is to avoid losing money. Although Janus Orion Fund's risk-limiting strategy of focusing on long-term franchise value at attractive valuations has helped it minimize its losses, there were some disappointments. Hospital operator Tenet Healthcare merits further discussion as it was the Fund's largest percentage decliner and significantly hurt overall returns. I believe healthcare is a sector of the economy with long-term secular growth ahead of it. Our original thesis behind purchasing and owning Tenet Healthcare was that it was establishing powerful clusters of medical facilities in certain cities that insurers and employers had to make available to their employees. This gave Tenet increasing clout in negotiations over payments. Along with this, Tenet was focusing on the high-cost disease categories like cardiology and orthopedics, which allowed it to rapidly grow revenues per available bed. Unfortunately Tenet was gaming the Medicare billing system, which might not have been illegal, but was wrong. As a result, the company had to reduce its charges to Medicare. I underestimated the impact of changes in Medicare charges on the rest of Tenet's prices so was valuing the business on mistaken earnings assumptions.

In closing, while I am heartened by Janus Orion Fund's recent strong performance, my primary focus is on extending this trend by delivering solid, long-term gains to fellow shareholders. To that end, I will continue to manage your money in the smartest, most responsible way I know.

Thank you for your continued investment and trust.

Ron Sachs

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Orion Fund $5,657
S&P 500(R) Index $7,596
Russell 1000 Growth Index $5,301

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Orion Fund, the S&P 500 Index and the Russell 1000 Growth Index. Janus Orion Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 30, 2000, through October 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Orion Fund ($5,657) as compared to the S&P 500 Index ($7,596) and the Russell 1000 Growth Index ($5,301).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE       SINCE
                                    TO-DATE       YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Orion Fund                     34.29%      29.95%    (15.70)%
--------------------------------------------------------------------------------
S&P 500(R) Index                     21.19%      20.79%     (7.92)%
--------------------------------------------------------------------------------
Russell 1000 Growth Index            24.11%      21.81%    (17.34)%
--------------------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ORION FUND

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Orion Fund advanced 29.95%, while its benchmark, the Standard & Poor's 500(R) Index, gained 20.79%.(1) As a result, the Fund ranked in the second quartile based on total return, placing 144th out of 405 multi-cap growth funds as tracked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Pharmaceutical company Sepracor emerged as the single biggest contributor to results during the year. Several technology holdings also performed well, including U.K.-based semiconductor company ARM Holdings and e-commerce concern InterActiveCorp, formerly known as USA Interactive. Industrial pump and valve manufacturer Flowserve and payroll processor Paychex rounded out our list of top contributors.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Sepracor, Inc.
   ARM Holdings PLC
   InterActiveCorp
   Flowserve Corp.
   Paychex, Inc.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Three of our most notable setbacks came from the healthcare area. Examples included hospital operator Tenet Healthcare, which was by far our biggest disappointment, as well as temporary healthcare staffing company AMN Healthcare Services and benefit provider Oxford Health Plans. Bookseller Barnes & Noble also gave ground, as did Russian oil and gas giant Yukos.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Tenet Healthcare Corp.
   AMN Healthcare Services, Inc.
   Oxford Health Plans, Inc.
   Barnes & Noble, Inc.
   Yukos Corp.
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
As a group, consumer discretionary stocks were our best performers. We carried substantially more exposure to this top-performing sector than our benchmark and were rewarded by good stock selection. Our information technology investments also aided performance on an absolute basis as technology stocks in general led the market higher. However, our relatively modest exposure to technology actually made the sector a modest detractor from performance when compared to our benchmark, the S&P 500(R) Index. Meanwhile, our limited exposure to the materials sector detracted slightly from the Fund's absolute performance. Another weak-performing area for us was energy, which, despite contributing to our overall gains, turned in meager results compared to our investments in other sectors.

32  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
Taking advantage of investment opportunities anywhere in the world and in any industry, this aggressive, nondiversified fund normally seeks 20-30 well-managed, fast-growing companies of any size - from emerging-growth to well-established businesses.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 2.4%

Common Stock - Foreign - 30.1%

Common Stock - Domestic - 67.5%

Number of Stocks: 48
Top 10 Equities: 36.7%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Time Warner, Inc.                                      4.3%                 5.9%
Berkshire Hathaway, Inc. - Class B                     4.2%                 5.1%
Roche Holding A.G                                      3.9%                   --
ARM Holdings PLC                                       3.9%                   --
Univision Communications, Inc.
  - Class A                                            3.5%                 1.7%
Performance Food Group Co.                             3.5%                 5.7%
Costco Wholesale Corp.                                 3.5%                 4.0%
Paychex, Inc.                                          3.4%                 6.5%
XM Satellite Radio Holdings, Inc.
  - Class A                                            3.3%                   --
Getty Images, Inc.                                     3.2%                 3.0%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                        ORION        S&P 500(R)
                                         FUND          INDEX

Medical - Drugs                          8.8%           6.7%
Retail - Discount                        5.1%           3.5%
Electronic Components -
  Semiconductors                         5.0%           3.4%
Multimedia                               4.3%           2.1%
Reinsurance                              4.2%            --
Television                               3.5%           0.1%
Food - Wholesale/Distribution            3.5%           0.3%
Commercial Services - Finance            3.4%           0.4%
Radio                                    3.3%            --
Advertising Services                     3.2%            --

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

* The Fund's inception date - 6/30/00.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the information technology sector. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2003  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ORION FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.6%
Advertising Services - 3.2%
     366,505    Getty Images, Inc.*,# .......................    $    16,382,774

Athletic Footwear - 2.5%
      46,975    Adidas - Salomon A.G. .......................          4,336,033
      56,727    Puma A.G. Rudolf Dassler Sport ..............          8,190,619

                                                                      12,526,652

Audio and Video Products - 1.9%
      76,175    Harman International Industries, Inc. .......          9,765,635

Brewery - 2.8%
     555,149    Molson, Inc. - Class A ......................         14,337,404

Commercial Banks - 2.2%
     973,540    Koram Bank** ................................         11,187,278

Commercial Services - Finance - 3.4%
     454,110    Paychex, Inc. ...............................         17,673,961

Computer Services - 1.5%
     270,745    Manhattan Associates, Inc.* .................          7,537,541

Computers - 1.0%
     226,025    Apple Computer, Inc.* .......................          5,173,712

Cosmetics and Toiletries - 2.9%
      89,985    Alberto-Culver Co. - Class B# ...............          5,705,049
     133,635    Avon Products, Inc. .........................          9,081,835

                                                                      14,786,884

Diagnostic Kits - 1.0%
     171,005    Dade Behring Holdings, Inc.* ................          5,227,623

Diversified Operations - 3.1%
     233,306    Louis Vuitton Moet Hennessy S.A. ............         16,124,381

E-Commerce/Products - 0.7%
      67,105    Amazon.com, Inc.* ...........................          3,651,854

E-Commerce/Services - 1.1%
     158,200    InterActiveCorp*,# ..........................          5,807,522

Electric Products - Miscellaneous - 2.4%
      31,350    Samsung Electronics Company, Ltd.** .........         12,449,936

Electronic Components - Semiconductors - 5.0%
  10,136,662    ARM Holdings PLC* ...........................         19,523,679
     184,655    Intel Corp. .................................          6,102,848

                                                                      25,626,527

Finance - Commercial - 2.3%
     536,070    CapitalSource, Inc.*,# ......................         11,659,523

Finance - Investment Bankers/Brokers - 2.9%
     206,150    Citigroup, Inc. .............................          9,771,510
     946,000    Nikko Cordial Corp. .........................          5,102,815

                                                                      14,874,325

Finance - Other Services - 1.7%
     129,835    Chicago Mercantile Exchange Holdings, Inc.# .          8,822,288

Food - Diversified - 3.0%
   1,092,937    CoolBrands International, Inc.* .............         15,348,748

Food - Wholesale/Distribution - 3.5%
     485,985    Performance Food Group Co.*,# ...............         18,102,941

Internet Applications Software - 0.6%
     474,775    Tumbleweed Communications Corp.*,# ..........          3,010,074

Internet Security - 1.7%
     516,655    Check Point Software Technologies, Ltd.* ....          8,777,968

Investment Management and Advisory Services - 0.6%
     108,000    National Financial Partners Corp.* ..........          2,926,800

Shares or Principal Amount                                          Market Value
================================================================================
Machinery - Pumps - 3.2%
     799,350    Flowserve Corp.* ............................    $    16,354,701

Medical - Drugs - 8.8%
     100,320    Celgene Corp.* ..............................          4,182,341
     223,545    Forest Laboratories, Inc.* ..................         11,179,486
     242,435    Roche Holding A.G. ..........................         20,061,308
     366,495    Sepracor, Inc.* .............................          9,759,762

                                                                      45,182,897

Miscellaneous Manufacturing - 1.4%
   3,726,336    FKI PLC .....................................          7,271,947

Motion Pictures and Services - 0.8%
     255,676    Metro-Goldwyn-Mayer, Inc.*,# ................          4,080,589

Multimedia - 4.3%
   1,454,200    Time Warner, Inc.* ..........................         22,234,718

Networking Products - 2.1%
     516,735    Cisco Systems, Inc.* ........................         10,841,100

Oil Companies - Exploration and Production - 2.7%
     328,165    EOG Resources, Inc. .........................         13,828,873

Oil Companies - Integrated - 1.8%
     162,197    EnCana Corp. ................................          5,570,891
      75,913    Yukos Oil Co. (ADR)# ........................          3,507,181

                                                                       9,078,072
Radio - 3.3%
     834,085    XM Satellite Radio Holdings, Inc.- Class A*,#         16,898,562

Real Estate Management/Services - 1.7%
     208,950    LNR Property Corp.# .........................          8,546,055

Reinsurance - 4.2%
       8,296    Berkshire Hathaway, Inc. - Class B* .........         21,507,380

Retail - Discount - 5.1%
     510,385    Costco Wholesale Corp.* .....................         18,052,317
     221,497    Fred's, Inc. ................................          8,346,007

                                                                      26,398,324

Semiconductor Equipment - 0.8%
     203,795    AMIS Holdings, Inc.* ........................          4,106,469

Steel - Specialty - 0.5%
      67,200    Companhia Siderurgica Nacional S.A. (ADR) ...          2,772,000

Television - 3.5%
     534,078    Univision Communications, Inc. - Class A* ...         18,131,948

Toys - 2.4%
     419,860    Marvel Enterprises, Inc.*,# .................         12,364,877
--------------------------------------------------------------------------------
Total Common Stock (cost $400,458,069) ......................        501,380,863
--------------------------------------------------------------------------------
Other Securities - 9.3%
                State Street Navigator Securities Lending
$ 48,023,355      Prime Portfolio (cost $48,023,355)+ .......         48,023,355
--------------------------------------------------------------------------------
Repurchase Agreement - 2.6%
  13,200,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $13,201,177
                  collateralized by $54,421,989
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $13,464,041
                  (cost $13,200,000) ........................         13,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $461,681,424) - 109.5% ........        562,604,218
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (9.5)%     (48,896,241)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   513,707,977
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

34  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Brazil                                             0.5%          $     2,772,000
Canada                                             6.3%               35,257,043
France                                             2.9%               16,124,381
Germany                                            2.2%               12,526,652
Israel                                             1.5%                8,777,968
Japan                                              0.9%                5,102,815
Russia                                             0.6%                3,507,181
South Korea                                        4.2%               23,637,214
Switzerland                                        3.6%               20,061,308
United Kingdom                                     4.8%               26,795,626
United States++                                   72.5%              408,042,030
--------------------------------------------------------------------------------
Total                                            100.0%          $   562,604,218

++Includes Short-Term Securities (61.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
South Korean Won
  11/12/03                  9,300,000,000    $     7,851,414    $        (7,681)
--------------------------------------------------------------------------------
Total                                        $     7,851,414    $        (7,681)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND (closed to new investors)

[PHOTO]
Scott Schoelzel
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Dear Janus Twenty Fund shareholder,

This is an unsettling time for many investors who have placed their trust in mutual funds. Prior to discussing the Fund's performance, I would like to address some of the issues surrounding the industry and Janus, particularly with respect to integrity and the clear alignment of our interests.

As many of you know, in addition to my role as the Portfolio Manager for Janus Twenty Fund I am also an investor in the Fund with each of you. As a matter of fact, according to Janus' records, my aggregate holdings in the Fund would make me one of the largest individual investors with accounts directly held at Janus. While I continue to buy shares of Janus Twenty Fund, I think it's even more important to note that since becoming its manager in 1997, I have never sold a single share of the Fund.

As both the Fund's manager and one of its largest individual investors, I have a doubly keen interest in the Fund's integrity, expense structure, portfolio turnover rate and of course, its performance. With all of the foregoing in mind, I would like to specifically address each of these key metrics.

INTEGRITY: In April of 1999 we closed the Fund to new investors. In my April 1999 shareholder letter, I stated that we closed the Fund because it was in the best interests of the Fund's investors, plain and simple. I still feel that way today and I have no plans to re-open the Fund and Janus Capital Management continues to support this decision. Additionally, all of my discussions with investors have been straightforward and candid. In both my October 1998 and October 1999 year-end letters, I cautioned investors that the returns of the late 1990's were "complete aberrations" and that these types of outsized returns were not sustainable. I encouraged investors to reset their expectations suggesting that 11% returns were more the historical norm and that in some years investors could actually lose money. There is no doubt I could have done a better job navigating the bear market but overall I think the cautionary tone, while unsettling, was warranted.

Lastly, unlike many of our competitors, Janus does not manage a hedge fund. Although hedge fund fees can be quite lucrative, we made the conscious decision to not add a hedge fund to our product lineup so as to avoid any potential conflict in our financial loyalties. It's also worth mentioning that except for extremely limited circumstances (such as owning shares of Janus' own publicly traded stock), Janus portfolio managers have been banned from any securities trading in their personal accounts. We willingly put these measures in place, years ago, so as to avoid even the appearance of a conflict of interest.

FUND EXPENSES: Since assuming the management responsibility for Janus Twenty Fund, the Fund's expenses are consistently below industry peers as shown in the table below:

                              1998     1999     2000     2001     2002     2003
--------------------------------------------------------------------------------
Janus Twenty Fund             0.91%    0.88%    0.86%    0.84%    0.84%    0.88%
Morningstar Large-Cap Growth
  Category Average            1.43%    1.43%    1.42%    1.50%    1.56%    1.56%
--------------------------------------------------------------------------------
Source: Morningstar, 10/31/03. Morningstar calculates expense category averages by obtaining expense ratios for each fund's fiscal period.

TURNOVER RATES: One of the contributing factors to keeping fund expenses low is keeping a portfolio's turnover rate down. Janus Twenty Fund's portfolio turnover rates have historically been lower than the industry's averages as shown below:

                              1998     1999     2000     2001     2002     2003
--------------------------------------------------------------------------------
Janus Twenty Fund             54.0%    40.0%    27.0%    50.0%    53.0%    44.0%
Morningstar Large-Cap Growth
  Category Average           102.3%   103.1%   153.5%    140.9%  133.4%   169.1%
--------------------------------------------------------------------------------
Source: Morningstar, 10/31/03. Morningstar calculates turnover rate category averages by obtaining turnover rates for each fund's fiscal period.

PERFORMANCE: Since assuming responsibility for the management of Janus Twenty Fund, the Fund has performed in the top 18% of all funds in the Lipper Large-Cap Growth category based on total return, ranking 41 out of 237 funds for the period August 29, 1997, through October 31, 2003.(2)

One year Lipper rankings, by fiscal year (10/31):

                                                                  Manager
             1998     1999     2000     2001     2002     2003     Tenure
--------------------------------------------------------------------------------
Lipper        1st      1st      3rd      4th      1st      4th       1st
Quartile     1/251   15/322   275/373  405/491  134/551  535/618   41/237
--------------------------------------------------------------------------------
Based on total return(2)

A fair criticism of the Fund is that its performance has been too volatile. I agree and have been working diligently to moderate the swings by investing in a broader array of industries. Nevertheless, concentrated funds by their very nature and particularly one of this size, do tend to be more volatile over the short run.

My goal is to provide more consistent returns for the Fund's holders. To that end, we have done some things extraordinarily well over the years, but there is no question that holding oversized positions in poor performing stocks like Time Warner and Nokia in 2000 and 2001 have hurt the Fund's overall performance.

36  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 IN REVIEW

For the year ending October 31, 2003, Janus Twenty Fund gained 12.60% while its benchmark, the S&P 500(R) Index gained 20.79%.(1) While I am disappointed that we didn't make more money for our shareholders, I am confident that our portfolio owns some of the world's truly outstanding companies and I am still very optimistic about their prospects.

The Fund's size and charter demand that we generally invest in larger capitalization companies. Six months ago, in my last letter to you, the Fund was performing quite well. At that time (4/30/03), it ranked 11th out of 634 Large-Cap Growth Funds for the prior twelve-month period based on total return, according to Lipper.(2) Over the most recent six months, however, the largest 50 companies in the S&P 500(R) Index have lagged the rise in the overall index, and badly lagged the S&P SmallCap 600 Index (see chart below). Our performance suffered accordingly on a relative basis. I don't expect this trend to continue unabated. In fact, I expect the larger companies, particularly those held in the Fund, to perform well as the fundamentally improving economy drives real profit growth.

October 2002-October 2003:
Large-caps Lagged, Small-caps Led

[GRAPH]

* Portfolio consisting of a single share of each of the 50 largest stocks in the S&P 500(R) Index by market capitalization as of 10/31/02.
10/31/02=100. Source for data: FactSet. Calculations: Janus.

Four of the weakest performers in Janus Twenty Fund this past year were in fact some of these "largest 50" S&P 500(R) companies that are graphically described above. Specifically, we lost money and/or the value of our investments declined in American International Group, Microsoft, Coca-Cola and Viacom. In each case we thought the company's growth prospects were further augmented by each company actively buying back their own shares AND either paying, or having the capacity to pay, a meaningfully increased dividend. Despite our best work, all of these investments underperformed our expectations and, in each instance, we have either sold completely or reduced our invested positions.

On the positive side, recognizing the market's skew toward some of the smaller-capitalization issues, our analysts have done an excellent job identifying companies which were initially in the $5 to $10 billion market cap range and which have subsequently grown to become much larger companies. As far back as eighteen months ago, I began to write about our investments in eBay, UnitedHealth Group, Electronic Arts and Genentech. Each of these was a "seedling" investment at the time, which we have added to opportunistically as our investment thesis has unfolded. Today these four investments have increased in value by nearly $1 billion for our fund holders. All four companies have executed brilliantly and their prospects and market positions have continued to improve. Nevertheless, we are mindful of their increased valuations and are monitoring their progress closely.

As of the end of October, approximately 92% of the Fund's monies were invested after cresting at nearly 99% late in the fiscal year and up from the prior low of 60%. To be clear, our goal is to be 100% invested. As I have stated emphatically in prior letters, when we can find companies that we believe are truly worthy of your investment dollars, we will invest your funds, when we can't, we are content to wait and patiently continue our search.

As both the portfolio manager and an investor in Janus Twenty Fund, I know these are trying times. I am confident that our commitment to the Fund's investors has never wavered and that we have always conducted ourselves in a manner beyond reproach. We proactively closed the Fund and have worked hard to keep its expenses and turnover rates low. These are all issues that I have taken very seriously and have acted upon accordingly.

Going forward I am genuinely optimistic about the performance prospects for our Fund. I think you will agree that we are invested in some very impressive companies.

Finally, I'd like to thank you for your continued investment in Janus Twenty Fund...we are in this together.

Sincerely,

Scott Schoelzel

                                        Janus Equity Funds  October 31, 2003  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Twenty Fund $94,227
S&P 500(R) Index $93,121
Russell Top 200 Growth Index $65,230

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund, the S&P 500 Index and Russell Top 200 Growth Index. Janus Twenty Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell Top 200 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($94,227) as compared to the S&P 500 Index ($93,121) and the Russell Top 200 Growth Index ($65,230).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                      CALENDAR
                        YEAR-        ONE         FIVE        TEN       SINCE
                       TO-DATE       YEAR        YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Twenty Fund       17.41%      12.60%     (2.52)%       9.59%      12.89%
--------------------------------------------------------------------------------
S&P 500(R) Index        21.19%      20.79%       0.53%      10.43%      12.82%
--------------------------------------------------------------------------------
Russell Top 200
Growth Index            20.91%      17.75%     (4.50)%       9.24%      11.09%**
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Twenty Fund returned 12.60%, while its benchmarks, the S&P 500(R) Index and the Russell Top 200 Growth Index, advanced 20.79% and 17.75%, respectively.(1) Consequently, the Fund placed in the fourth quartile based on total return, ranking 535th out of 618 large-cap growth funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Topping the Fund's advancers was online marketplace stalwart eBay, which added transaction service PayPal to its product portfolio during the period. Biotechnology industry leader Genentech also provided a lift to our results. Another standout was innovative videogame maker Electronic Arts, which is the developer of leading titles such as Tiger Woods PGA Tour 2004 and Madden NFL 2004. Other pacesetters included athletic shoe and active wear manufacturer Nike and investment banker Goldman Sachs Group.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   eBay, Inc.
   Genentech, Inc.
   Electronic Arts, Inc.
   NIKE, Inc.
   Goldman Sachs Group, Inc.
--------------------------------------------------------------------------------

38  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?
A decline by multi-faceted entertainment concern Viacom, owner of assets ranging from cable network MTV to book publisher Simon & Schuster, most significantly hampered the Fund's gains. Additional losses resulted from stakes in property, casualty and life insurance giant AIG and Finland's Nokia, the world's largest seller of cellular phone handsets. Elsewhere, healthcare industry wholesaler and distributor Cardinal Health and government-backed mortgage market-maker Fannie Mae struggled.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Viacom, Inc.
   AIG, Inc.
   Nokia
   Cardinal Health, Inc.
   Fannie Mae
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Although my investment selection is based solely on company-by-company research rather than sector analysis, some sectors did impact the Fund's performance more than others. For example, on an absolute basis, our consumer staples weighting was the only detractor among the sectors we invested in during the period. Although we held only two stocks within this group, one of them, Coca-Cola, turned in disappointing results. It's worth pointing out, however, that our relatively small weighting in this weak-performing group helped us gain ground against the benchmark. Meanwhile, although our exposure to the telecommunication services sector provided a small lift to the Fund's overall results, it, too, was among our weakest-performing sectors. Representative holdings in this group included Vodafone and Nextel. Conversely, our overweight position in the strong-performing consumer discretionary sector, which included names like eBay, accounted for a large portion of the Fund's gains, followed by our exposure to the health-care group, which included stocks such as Genentech.

FUND STRATEGY
--------------------------------------------------------------------------------
Focusing on a core of 20-30 companies, this nondiversified fund normally seeks a combination of well-established, multi-national businesses and faster-growing companies of any size.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

U.S. Treasury Notes - 0.5%

Corporate Bonds - Domestic - 4.2%

Cash and Cash Equivalents - 7.3%

Common Stock - Foreign - 8.6%

Common Stock - Domestic - 79.4%

Number of Stocks: 30
Number of Notes/Bonds: 5
Top 10 Equities: 56.3%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

eBay, Inc.                                             9.1%                 4.9%
UnitedHealth Group, Inc.                               8.1%                 6.5%
Bank of America Corp.                                  5.6%                 4.8%
Electronic Arts, Inc.                                  5.5%                 1.7%
Roche Holding A.G                                      5.4%                   --
Microsoft Corp.                                        5.0%                 8.8%
Genentech, Inc.                                        4.9%                 1.1%
Goldman Sachs Group, Inc.                              4.5%                 3.8%
SLM Corp.                                              4.1%                 3.4%
NIKE, Inc. - Class B                                   4.1%                 1.9%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                        TWENTY       S&P 500(R)
                                         FUND          INDEX

Medical - HMO                            9.4%           0.7%
E-Commerce/Services                      9.1%           0.4%
Super-Regional Banks                     8.8%           5.4%
Medical - Drugs                          7.9%           6.7%
Entertainment Software                   5.5%           0.2%
Applications Software                    5.0%           3.2%
Medical - Biomedical and Genetic         4.9%           1.1%
Finance - Investment Bankers/Brokers     4.5%           5.4%
Finance - Consumer Loans                 4.1%           0.2%
Athletic Footwear                        4.1%           0.2%

                                        Janus Equity Funds  October 31, 2003  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Twenty Fund 197th out of 320 and 10th out of 87 large-cap growth funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date - 4/30/85.

** The Russell Top 200 Growth Index's since inception returns calculated from 12/31/85.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. It does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

40  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 88.0%
Applications Software - 5.0%
  18,873,410    Microsoft Corp. .............................    $   493,539,672

Athletic Footwear - 4.1%
   6,229,695    NIKE, Inc. - Class B# .......................        398,077,511

Cable Television - 0.9%
   2,305,530    EchoStar Communications Corp. - Class A*,# ..         88,347,910

Cellular Telecommunications - 2.4%
   1,100,000    Nextel Communications, Inc. - Class A*,# ....         26,620,000
   7,987,800    Vodafone Group PLC ..........................         16,774,255
   9,122,590    Vodafone Group PLC (ADR)# ...................        192,942,778

                                                                     236,337,033

Cosmetics and Toiletries - 2.9%
   2,920,320    Procter & Gamble Co. ........................        287,038,253

Diversified Operations - 2.2%
   2,777,520    3M Co. ......................................        219,063,002

E-Commerce/Products - 1.4%
   2,514,000    Amazon.com, Inc.*,# .........................        136,811,880

E-Commerce/Services - 9.1%
  15,987,950    eBay, Inc.* .................................        894,365,923

Electronic Components - Semiconductors - 1.6%
   5,540,970    Texas Instruments, Inc.# ....................        160,244,852

Entertainment Software - 5.5%
   5,419,825    Electronic Arts, Inc.* ......................        536,779,468

Finance - Consumer Loans - 4.1%
  10,300,265    SLM Corp. ...................................        403,358,377

Finance - Investment Bankers/Brokers - 4.5%
   4,745,525    Goldman Sachs Group, Inc.# ..................        445,604,798

Finance - Mortgage Loan Banker - 1.9%
   1,780,000    Countrywide Financial Corp.# ................        187,113,600

Medical - Biomedical and Genetic - 4.9%
   5,929,270    Genentech, Inc.*,# ..........................        486,022,262

Medical - Drugs - 7.3%
   3,666,640    Forest Laboratories, Inc.* ..................        183,368,666
   6,434,958    Roche Holding A.G.** ........................        532,487,763

                                                                     715,856,429

Medical - HMO - 9.4%
  15,565,730    UnitedHealth Group, Inc. ....................        791,984,341
   1,454,045    WellPoint Health Networks, Inc.* ............        129,264,601

                                                                     921,248,942

Multimedia - 2.4%
   8,478,364    Time Warner, Inc.* ..........................        129,634,185
   2,560,887    Viacom, Inc. - Class B ......................        102,102,565

                                                                     231,736,750

Oil Companies - Integrated - 3.9%
  10,434,865    Exxon Mobil Corp. ...........................        381,707,362

Retail - Automobile - 0.5%
   1,425,000    CarMax, Inc.*,# .............................         44,901,750

Retail - Regional Department Stores - 1.9%
   3,353,115    Kohl's Corp.*,# .............................        188,009,158

Super-Regional Banks - 8.8%
   7,258,140    Bank of America Corp. .......................        549,658,943
   5,505,370    Wells Fargo & Co.# ..........................        310,062,438

                                                                     859,721,381
Telecommunication Equipment - 1.1%
   6,138,460    Nokia Oyj (ADR)# ............................        104,292,435

Shares or Principal Amount                                          Market Value
================================================================================
Web Portals/Internet Service Providers - 0.9%
   2,075,000    Yahoo!, Inc.*,# .............................    $    90,677,500

Wireless Equipment - 1.3%
   2,761,583    QUALCOMM, Inc.# .............................        131,175,193
--------------------------------------------------------------------------------
Total Common Stock (cost $7,222,414,875) ....................      8,642,031,441
--------------------------------------------------------------------------------
Corporate Bonds - 4.2%
Cable Television - 1.6%
$191,000,000    Charter Communications Holdings LLC
                  8.625%, senior notes, due 4/1/09 ..........        153,277,500

Medical - Drugs - 0.6%
  50,000,000    Eli Lilly and Co., 6.00%, notes, due 3/15/12          54,552,050

Retail - Major Department Stores - 0.3%
  31,000,000    Sears Roebuck Acceptance Corp., 7.00%
                  notes, due 6/1/32 .........................         33,860,091

Telephone - Integrated - 1.7%
 190,000,000    Level 3 Communications, Inc., 9.125%
                  senior notes, due 5/1/08 ..................        172,425,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $460,479,634) ...................        414,114,641
--------------------------------------------------------------------------------
U.S. Treasury Notes - 0.5%
  46,685,000    U.S. Treasury Notes
                  1.875%, due 9/30/04 (cost $46,739,581) ....         46,969,498
--------------------------------------------------------------------------------
Money Market - 1.0%
                Janus Institutional Cash Reserves Fund
 100,000,000      1.06% (cost $100,000,000) .................        100,000,000
--------------------------------------------------------------------------------
Other Securities - 2.1%
                State Street Navigator Securities Lending
 206,517,255      Prime Portfolio (cost $206,517,255)+ ......        206,517,255
--------------------------------------------------------------------------------
Repurchase Agreements - 5.3%
 100,000,000    Merrill Lynch and Company, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $100,008,917
                  collateralized by $99,095,000
                  in Resolution Funding Strips
                  0%-8.625%, 7/15/12-1/15/30
                  and $47,570,000 in U.S. Treasury
                  Notes; 3.50%, 1/15/11; with
                  respective values of $44,821,507
                  and $57,183,746 ...........................        100,000,000
 123,000,000    UBS Painewebber, Inc., 1.07%
                   dated 10/31/03, maturing 11/3/03
                   to be repurchased at $123,010,968
                   collateralized by $507,113,989
                   in U.S. Government Agencies
                   0%-7.50%, 6/1/12-6/25/42
                  with a value of $125,460,383 ..............        123,000,000
 300,000,000    UBS Painewebber, 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $300,026,750
                  collateralized by $395,475,853
                  in U.S. Government Agencies
                  4.50%-6.50%, 12/1/08-11/1/33
                  with a value of $306,000,594 ..............        300,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $523,000,000) .............        523,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $8,559,151,345) - 101.1% ......      9,932,632,835
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.1)%    (111,140,759)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 9,821,492,076
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Finland                                            1.0%          $   104,292,435
Switzerland                                        5.4%              532,487,763
United Kingdom                                     2.1%              209,717,033
United States++                                   91.5%            9,086,135,604
--------------------------------------------------------------------------------
Total                                            100.0%          $ 9,932,632,835

++Includes Short-Term Securities (83.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Swiss Franc 3/26/04           168,300,000    $   126,541,353    $    (1,513,495)
Swiss Franc 4/16/04            45,150,000         33,965,245             130,813
--------------------------------------------------------------------------------
Total                                        $   160,506,598    $    (1,382,682)

See Notes to Schedules of Investments and Financial Statements.

42  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND (closed to new investors)

[PHOTO]
Will Bales
portfolio manager

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Venture Fund returned 51.22%, while its benchmark, the Russell 2000(R) Index, advanced 43.37%.(1) This performance earned the Fund a first-quartile ranking based on total return, placing it 75th out of 475 small-cap growth funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
During the period, I continued to look for the next big idea on an individual-company basis. However, I cannot ignore the macro-economic picture, which lately has favored a significant number of technology and healthcare stocks. As I see it, I only add value by skillfully combining these two approaches in an attempt to find small companies positioned to ride the wave yet whose fundamentals give added lift when the market turns its back.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? TTM Technologies, which supplies the electronics industry with complex circuit boards, was among the Fund's top contributors. Other significant contributors included Euronet Worldwide, an electronic payment processor and operator of the largest independent ATM network in Europe, and INAMED, a medical device company focused on developing breast implants. Two retailers catering to the teenage and young adult markets - Aeropostale and Hot Topic - also provided a lift.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   TTM Technologies, Inc.
   Euronet Worldwide, Inc.
   INAMED Corp.
   Aeropostale
   Hot Topic, Inc.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Intercept, a provider of electronic payment, check and credit card processing services, proved to be the biggest drag on performance, followed by Medical Staffing Network Holdings, which specializes in placing nurses in short-term employment situations. Select woes in the healthcare sector also pulled down AMN Healthcare Services, which places traveling nurses in longer-term assignments across the U.S. In addition, property and casualty insurer PMA Capital sagged while the broader technology rally sidestepped Tier Technologies, an information technology consultant to government, insurance, healthcare and utility clients.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Intercept
   Medical Staffing Network Holdings
   PMA Capital Corp.
   AMN Healthcare Services, Inc.
   Tier Technologies, Inc.
--------------------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2003  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
While we remain focused on researching individual stocks and identifying the best situations for investment, our holdings are occasionally rolled up to the sector level for comparative purposes. From that perspective, over the past 12 months we've benefited the most from companies within the consumer discretionary space, an area in which we were significantly overweight, relative to our benchmark, as well as the information technology industry. Among the Fund's weakest-performing sectors were telecommunications and energy, although both contributed slight gains to the Fund's absolute performance.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Going forward, while we may continue to see some conflicting economic data, I don't believe it is likely to dash the hopes of the eventual recovery. It's normal to see indicators on both sides of the fence because certain areas of the economy improve faster than others. In fact, I believe a laddered growth pattern toward recovery could be more of a long-term advantage for everyone, because sudden ups can be followed by equal, if not sharper, downs. So, if this keeps up, I believe the Fund may find itself back where it was five or 10 years ago, when the environment was more conducive to my style of careful, individual stock-picking.

[GRAPH]

Janus Venture Fund $105,432
Russell 2000(R) Index $63,209
Russell 2000 Growth Index $38,844

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund, the Russell 2000 Index and Russell 2000 Growth Index. Janus Venture Fund is represented by a shaded area of blue. The Russell 2000 Index is represented by a solid black line. The Russell 2000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($105,432) as compared to the Russell 2000 Index ($63,209) and the Russell 2000 Growth Index ($38,844).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                       CALENDAR
                         YEAR-        ONE         FIVE        TEN       SINCE
                        TO-DATE       YEAR        YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Venture Fund       49.28%      51.22%       9.10%       9.69%      13.58%
--------------------------------------------------------------------------------
Russell 2000(R) Index    39.38%      43.37%       8.34%       8.87%      10.48%
--------------------------------------------------------------------------------
Russell 2000
Growth Index             43.21%      46.56%       3.41%       5.02%       7.61%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To take advantage of potentially higher growth rates, this aggressive, diversified fund normally invests at least 50% of its assets in smaller-sized companies believed to have highly competitive franchises or attractively priced potential for capital appreciation.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Warrants - 0.1%

Cash and Cash Equivalents - 0.8%

Common Stock - Foreign - 9.0%

Common Stock - Domestic - 90.1%

Number of Stocks: 121
Top 10 Equities: 17.9%

44  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

TTM Technologies, Inc.                                 2.3%                 0.5%
Euronet Worldwide, Inc.                                2.3%                 0.9%
INAMED Corp.                                           1.9%                   --
Corporate Executive Board Co.                          1.8%                 2.3%
Multimedia Games, Inc.                                 1.8%                   --
Pacer International, Inc.                              1.6%                 1.8%
TALX Corp.                                             1.6%                 1.7%
Kroll, Inc.                                            1.6%                 1.5%
Four Seasons Hotels, Inc.                              1.5%                 0.4%
Fairmont Hotels & Resorts, Inc.                        1.5%                 1.7%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS         RUSSELL
                                       VENTURE        2000(R)
                                         FUND          INDEX

Hotels and Motels                        3.8%           0.4%
Computer Services                        3.7%           0.7%
Medical Products                         3.5%           1.3%
Consulting Services                      3.4%           0.7%
Commercial Services - Finance            3.2%           0.3%
Radio                                    2.8%           0.3%
Therapeutics                             2.8%           2.0%
Semiconductor Equipment                  2.7%           1.5%
Transportation - Services                2.6%           0.1%
Leisure and Recreation Products          2.5%           0.2%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Venture Fund 92nd out of 255 and 22nd out of 65 small-cap growth funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date - 4/30/85.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment in dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

The Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

                                        Janus Equity Funds  October 31, 2003  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.1%
Advertising Sales - 0.7%
     332,555    Lamar Advertising Co.* ......................    $    10,076,417

Advertising Services - 1.2%
     377,520    Getty Images, Inc.*,# .......................         16,875,144

Airlines - 1.0%
     621,816    WestJet Airlines, Ltd.*,** ..................         13,544,610

Apparel Manufacturers - 1.2%
     118,335    Carter Holdings, Inc.# ......................          3,313,380
     775,929    Gymboree Corp.* .............................         12,802,829

                                                                      16,116,209

Applications Software - 0.9%
     610,060    Quest Software, Inc.*,# .....................          9,089,894
     214,420    Red Hat, Inc.*,# ............................          3,224,877

                                                                      12,314,771

Broadcast Services and Programming - 1.0%
   1,071,570    Gray Television, Inc. .......................         13,630,370

Building - Mobile Homes and Manufactured Homes - 0.9%
     226,215    Winnebago Industries, Inc.# .................         13,188,335

Building - Residential and Commercial - 0.3%
     190,580    WCI Communities, Inc.*,# ....................          4,154,644

Casino Services - 1.1%
     188,370    Alliance Gaming Corp.*,# ....................          4,567,973
   1,004,015    Mikohn Gaming Corp.*,#,(pound) ..............          5,893,568
     179,473    Shuffle Master, Inc.*,# .....................          5,463,158

                                                                      15,924,699

Cellular Telecommunications - 0.7%
     864,425    Nextel Partners, Inc. - Class A*,# ..........         10,390,389

Chemicals - Specialty - 0.5%
     123,624    Cabot Microelectronics Corp.*,# .............          7,046,568

Circuit Boards - 2.3%
   1,983,015    TTM Technologies, Inc.*,# ...................         31,926,542

Commercial Banks - 0.3%
     120,840    UCBH Holdings, Inc. .........................          4,315,196

Commercial Services - 0.2%
     181,765    Providence Service Corp.* ...................          2,908,240

Commercial Services - Finance - 3.2%
   2,228,437    Euronet Worldwide, Inc.*,#,(pound) ..........         31,710,658
     534,865    IPayment, Inc.* .............................         12,997,219

                                                                      44,707,877

Computer Services - 3.7%
     335,665    Anteon International Corp.* .................         11,459,603
      79,555    CACI International, Inc.* ...................          3,940,359
     205,314    Cognizant Technology Solutions Corp.* .......          9,319,202
     114,375    DigitalNet Holdings, Inc.* ..................          2,643,206
     294,530    Manhattan Associates, Inc.*,# ...............          8,199,715
   1,551,485    Tier Technologies, Inc.- Class B*,#,(pound) .         15,902,721

                                                                      51,464,806

Computers - 0.9%
     702,340    Neoware Systems, Inc.*,# ....................         11,904,663

Computers - Memory Devices - 1.1%
   1,094,895    Dot Hill Systems Corp.* .....................         14,682,542

Computers - Peripheral Equipment - 0.6%
     353,045    TransAct Technologies, Inc.*,(pound) ........          8,293,027

Computers - Voice Recognition - 1.6%
   1,021,823    TALX Corp.(pound) ...........................         22,132,686

Shares or Principal Amount                                          Market Value
================================================================================
Consulting Services - 3.4%
     478,300    Advisory Board Co.*,# .......................    $    17,405,337
     578,495    BearingPoint, Inc.*,# .......................          5,437,853
     494,838    Corporate Executive Board Co.* ..............         25,241,685

                                                                      48,084,875

Consumer Products - Miscellaneous - 0.7%
     242,785    Jarden Corp.*,# .............................         10,024,593

Data Processing and Management - 1.0%
   1,490,458    Infocrossing, Inc.*,ss.,(pound),(sigma) .....         13,660,048

Diagnostic Kits - 0.4%
     231,593    Biosite, Inc.*,#,(pound) ....................          5,975,099

Distribution and Wholesale - 1.0%
     385,665    Central European Distribution Corp.*,# ......         14,497,147

Drug Delivery Systems - 1.1%
   1,170,137    Alkermes, Inc.*,# ...........................         15,176,677

E-Commerce/Products - 0.9%
     737,245    1-800-FLOWERS.COM, Inc. - Class A* ..........          7,704,210
     432,560    GSI Commerce, Inc.*,# .......................          4,221,786

                                                                      11,925,996

Educational Software - 1.2%
   2,107,471    Skillsoft PLC (ADR)* ........................         16,817,619

Electronic Components - Semiconductors - 0.7%
   1,113,965    ChipPAC, Inc. - Class A*,# ..................          9,290,468

Electronic Measuring Instruments - 0.5%
     239,428    FLIR Systems, Inc.*,# .......................          7,484,519

Enterprise Software/Services - 1.9%
     530,120    ManTech International Corp. - Class A*,# ....         12,966,735
   1,500,000    Ultimate Software Group, Inc.*,ss.,(pound),(sigma)    13,000,200

                                                                      25,966,935

Fiduciary Banks - 1.3%
     532,690    Investors Financial Services Corp.# .........         18,819,938

Finance - Commercial - 1.3%
     864,700    CapitalSource, Inc.*,# ......................         18,807,225

Food - Diversified - 1.4%
   1,423,935    CoolBrands International, Inc.*,** ..........         19,997,145

Food - Wholesale/Distribution - 0.3%
     100,492    United Natural Foods, Inc.*,# ...............          3,887,031

Hotels and Motels - 3.8%
     816,800    Fairmont Hotels & Resorts, Inc.** ...........         21,039,088
     391,045    Four Seasons Hotels, Inc.**,# ...............         21,558,310
     569,445    Orient-Express Hotel, Ltd. - Class A*,# .....          9,970,982

                                                                      52,568,380

Human Resources - 1.8%
     170,045    Cross Country Healthcare, Inc.*,# ...........          2,361,925
     924,490    Labor Ready, Inc.*,# ........................         10,049,206
     483,475    Resources Connection, Inc.*,# ...............         11,956,337

                                                                      24,367,468

Industrial Audio and Video Products - 1.2%
     935,122    Sonic Solutions*,# ..........................         16,645,172

Internet Content - Information/News - 0.4%
     897,130    Harris Interactive, Inc.* ...................          5,965,915

Internet Infrastructure Software - 0.2%
     536,580    TIBCO Software, Inc.* .......................          3,455,575

Lasers - Systems and Components - 0.8%
     257,835    Cymer, Inc.*,# ..............................         11,772,746

See Notes to Schedules of Investments and Financial Statements.

46  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Leisure and Recreation Products - 2.5%
     586,685    K2, Inc.* ...................................    $     9,733,104
     651,365    Multimedia Games, Inc.*,# ...................         24,497,838

                                                                      34,230,942

Machine Tools and Related Products - 1.1%
     412,770    Kennametal, Inc. ............................         15,222,958

Machinery - Pumps - 0.8%
     577,550    Flowserve Corp.*,# ..........................         11,816,673

Medical - Biomedical and Genetic - 0.9%
     889,215    Ciphergen Biosystems, Inc.*,# ...............          9,701,336
     183,910    Myogen, Inc.* ...............................          2,942,560

                                                                      12,643,896

Medical - Drugs - 1.2%
   1,224,690    Ligand Pharmaceuticals, Inc. - Class B*,# ...         16,876,228

Medical - Generic Drugs - 0.7%
     144,870    Taro Pharmaceutical Industries, Ltd.*,# .....          9,307,898

Medical - HMO - 1.9%
     183,000    Amerigroup Corp.* ...........................          7,653,060
     605,142    Centene Corp.*,#,(pound) ....................         18,523,397

                                                                      26,176,457

Medical - Hospitals - 1.5%
     692,840    United Surgical Partners International, Inc.*         20,896,054

Medical Information Systems - 1.2%
     404,495    Cerner Corp.*,# .............................         17,138,453

Medical Instruments - 0.4%
     291,657    Abaxis, Inc.*,# .............................          5,066,082

Medical Labs and Testing Services - 0.9%
     451,915    LabOne, Inc.* ...............................         12,436,701

Medical Products - 3.5%
     304,946    INAMED Corp.* ...............................         26,338,185
     939,425    PSS World Medical, Inc.* ....................          8,755,441
     527,405    Wright Medical Group, Inc.*,# ...............         15,479,337

                                                                      50,572,963

Networking Products - 1.4%
   1,251,655    Extreme Networks, Inc.*,# ...................         10,764,233
   1,000,000    Hypercom Corp.*,ss.,(sigma) .................          4,624,800
     303,222    NETGEAR, Inc.*,# ............................          4,372,158

                                                                      19,761,191

Oil - Field Services - 0.4%
     644,820    Key Energy Services, Inc.* ..................          5,629,279

Oil and Gas Drilling - 0.1%
      51,140    Patterson-UTI Energy, Inc.* .................          1,462,093

Oil Companies - Exploration and Production - 0.1%
      49,355    Evergreen Resources, Inc.* ..................          1,353,314

Oil Field Machinery and Equipment - 0.1%
     132,570    Grant Prideco, Inc.* ........................          1,503,344

Optical Supplies - 0.9%
   1,292,881    STAAR Surgical Co.*,(pound) .................         12,812,451

Pharmacy Services - 1.2%
     526,330    Accredo Health, Inc.* .......................         16,821,507

Private Corrections - 1.3%
     735,265    Corrections Corporation of America* .........         18,058,108

Publishing - Books - 1.5%
     921,835    Information Holdings, Inc.* .................         20,667,541

Shares or Principal Amount                                          Market Value
================================================================================
Radio - 2.8%
     904,630    Cumulus Media, Inc. - Class A*,# ............    $    16,943,719
     781,800    Radio One, Inc. - Class A* ..................         12,532,254
     598,385    Radio One, Inc. - Class D*,# ................          9,514,322

                                                                      38,990,295

Recreational Vehicles - 0.8%
     123,015    Polaris Industries, Inc.# ...................         10,530,084

Retail - Apparel and Shoe - 1.2%
     571,985    Hot Topic, Inc.*,# ..........................         16,421,689

Retail - Bedding - 1.1%
     498,846    Linens 'n Things, Inc.* .....................         14,725,934

Retail - Computer Equipment - 1.1%
     915,055    Insight Enterprises, Inc.* ..................         15,391,225

Retail - Home Furnishings - 1.4%
      71,204    Cost Plus, Inc.*,# ..........................          3,266,127
   1,959,396    Restoration Hardware, Inc.*,(pound) .........         15,596,793

                                                                      18,862,920
Retail - Music Store - 1.5%
     639,820    Guitar Center, Inc.*,# ......................         20,826,141

Retail - Office Supplies - 1.1%
     542,902    School Specialty, Inc.*,# ...................         15,136,108

Retail - Sporting Goods - 0.6%
     218,630    Sports Authority, Inc.*,(pound) .............          8,133,036

Security Services - 1.6%
     932,885    Kroll, Inc.*,# ..............................         21,698,905

Semiconductor Components/Integrated Circuits - 0.5%
     171,279    Exar Corp.* .................................          2,755,879
     184,715    Sigmatel, Inc.* .............................          4,691,761

                                                                       7,447,640

Semiconductor Equipment - 2.7%
     638,330    AMIS Holdings, Inc.* ........................         12,862,350
     207,645    Asyst Technologies, Inc.*,# .................          3,872,579
     203,580    DuPont Photomasks, Inc.*,# ..................          4,718,984
     619,005    Rudolph Technologies, Inc.*,# ...............         16,186,981

                                                                      37,640,894

Superconductor Products and Systems - 0.7%
   1,811,085    Superconductor Technologies, Inc.*,# ........          9,218,423

Telecommunication Equipment - 0.6%
   1,266,315    Terayon Communication Systems, Inc.*,# ......          8,699,584

Television - 0.9%
     583,125    LIN TV Corp. - Class A*,# ...................         13,149,469

Therapeutics - 2.8%
     743,610    Connetics Corp.*,# ..........................         13,318,055
     373,560    MGI Pharma, Inc.*,# .........................         14,030,913
     246,796    Neurocrine Biosciences, Inc.*,# .............         11,557,457

                                                                      38,906,425

Toys - 1.3%
     595,100    Marvel Enterprises, Inc.*,# .................         17,525,695

Transportation - Air Freight - 0.9%
     343,785    CNF, Inc. ...................................         12,039,351

Transportation - Services - 2.6%
   1,096,205    Pacer International, Inc.* ..................         22,603,747
     387,745    UTi Worldwide, Inc. (New York Shares)# ......         13,431,487

                                                                      36,035,234

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Transportation - Truck - 0.3%
      39,515    Heartland Express, Inc. .....................    $       981,553
      37,190    Landstar System, Inc.* ......................          2,716,357

                                                                       3,697,910

Web Hosting/Design - 0.3%
     223,575    Macromedia, Inc.* ...........................          4,272,518
--------------------------------------------------------------------------------
Total Common Stock (cost $1,026,615,474) ....................      1,380,591,919
--------------------------------------------------------------------------------
Preferred Stock - 0%
Networking Products - 0%
     665,000    Candescent Technologies Corp.
                  - Series E*,(beta),o,(sigma)(cost $3,657,500)                0
--------------------------------------------------------------------------------
Warrants - 0.1%
Data Processing and Management - 0.1%
     521,660    Infocrossing, Inc. - expires 5/10/07*,(beta),
                  (sigma)(cost $0) ..........................            783,272
--------------------------------------------------------------------------------
Other Securities - 19.8%
$    175,081    Letter of Credit+ ...........................            175,081
                State Street Navigator Securities Lending
 275,988,575      Prime Portfolio+ ..........................        275,988,575
     154,787    U.S. Treasury Bonds/Notes+ ..................            154,787
--------------------------------------------------------------------------------
Total Other Securities (cost $276,318,443) ..................        276,318,443
--------------------------------------------------------------------------------
Repurchase Agreement - 0.2%
   2,500,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $2,500,223
                  collateralized by $10,307,195
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $2,550,008
                  (cost $2,500,000) .........................          2,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,309,091,417) - 119.2% ......      1,660,193,634
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (19.2)%   (267,836,076)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,392,357,558
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.6%          $     9,970,982
Canada                                             4.6%               76,139,153
Ireland                                            1.0%               16,817,619
Israel                                             0.6%                9,307,898
United Kingdom                                     0.8%               13,431,487
United States++                                   92.4%            1,534,526,495
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,660,193,634

++Includes Short-Term Securities (75.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 2/6/04          8,700,000    $     6,572,534    $      (345,794)
--------------------------------------------------------------------------------
Total                                        $     6,572,534    $      (345,794)

See Notes to Schedules of Investments and Financial Statements.

48  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

[PHOTO]
Thomas Malley
portfolio manager

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Global Life Sciences Fund gained 13.87%, while its benchmark, the S&P 500(R) Index, returned 20.79%.(1) This performance gave the Fund a third-quartile ranking based on total returns, placing it 129th out of 187 health/biotechnology funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Mirroring equity markets in the U.S., foreign markets closed out the fiscal year higher. The period started on a positive note as most international stock markets staged a comeback after stumbling to multi-year lows in early October 2002. Global economic data and sentiment among corporate leadership was decidedly mixed, however, suggesting that gains were driven more by a shift in investor psychology than a noticeable improvement in the business climate. As the new year commenced, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar continued to weaken against a number of foreign currencies, most notably the euro, which remained a source of volatility despite the brighter economic outlook. Against this backdrop, the Morgan Stanley Capital International World Index posted a 23.71% gain, while the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index soared 27.03%.(1)

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
I continued to focus on companies with solid earnings and free cash flow growth, which have upside in our discounted present value models driven off free cash flows. I look for companies with exciting products to treat diseases and make people healthy. I want to maintain a balance between different sectors in the healthcare marketplace and to have exposure to American and overseas investments. This past year, I trimmed the Fund's exposure to HMOs and hospitals, as well as medical devices and large-cap U.S. pharmaceuticals. This was replaced with more exposure to biotechnology, which I believe has greater long-term growth. It's my view that, as the stock market improves, investors are more willing to look at and discount long-term growth. This sentiment shift tends to favor smaller companies, and we shifted our investments accordingly.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Among the Fund's top performers were U.S. medical device manufacturers Guidant Corp. and Boston Scientific. Teva Pharmaceutical, a maker of generic drugs based in Israel, and U.S. biotech firm Sepracor also turned in positive results. U.S.-based Pharmaceutical Resources, a small, innovative generic drug concern which launched multiple new products this year, likewise contributed to the Fund's performance for the 12-month period.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Guidant Corp.
   Boston Scientific Corp.
   Teva Pharmaceutical
   Sepracor, Inc.
   Pharmaceutical Resources, Inc.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? The U.S.'s largest hospital operator, HCA, was the Fund's most significant detractor during the period. U.S. drug distributors AmerisourceBergen Corp. and Cardinal Health also lagged, as did Andrx, a generic drug concern located in the U.S. Finally, German drug maker Bayer A.G. rounded out the list of the Fund's five largest detractors.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   HCA Inc.
   AmerisourceBergen Corp.
   Cardinal Health, Inc.
   Andrx Corp.
   Bayer A.G.
--------------------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2003  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
As a life science fund, the Fund invests primarily in healthcare stocks around the world. Relative outperformance or underperformance compared to the S&P 500(R) Index can thus be magnified in any given period because healthcare only represents 15% of the S&P 500(R). Also, I invest part of the Fund's assets overseas, whereas the S&P 500(R) is a U.S.-specific index. During the last 12 months biotechnology as a sector contributed most strongly to the Fund's performance. I also benefited from strong gains in the HMO and the generic drug space. These sectors outperformed the S&P 500(R). The medical device sector also returned positive gains to the Fund, driven by good performance from both cardiovascular and orthopedic stocks. On the downside, we lost money in hospitals such as HCA and Tenet, and the Fund's large-cap pharmaceuticals underperformed the market due to weak pipelines, generic pressure and worries about Canadian reimportation.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
This year, U.S. assets made up just under three-quarters of the Fund's average assets and was thereby the strongest contributor to performance. Meanwhile, the Fund was most notably overweight in Switzerland as compared to its benchmark, which had no exposure to that country. This caused our Swiss investments, such as Roche, Novartis, and Serono, to collectively emerge as the second-biggest contributors to results. The U.K. was a profitable market for the Fund, with strong gains in Smith & Nephew and Glaxo more than offsetting losses in Shire and Skyepharma. Japan also contributed, with gains in Yamanouchi, Shionogi, and Chugai. Detracting from the Fund's results was our modest exposure to both France and Denmark, countries that are not represented in the benchmark. Holdings that declined in these regions included Aventis, Sanofi, and Lundbeck.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?
The U.S. dollar fell during the period, which means that currency was a net positive to the Fund because of our ownership of international assets whose currencies appreciated. Given that the Fund is a U.S.-based fund priced in dollars, when overseas currencies go up in value compared to the U.S. dollar, the international assets gain in value as measured in dollars. However, the Fund usually maintains partial currency hedges in an attempt to limit volatility from currency movements. As a result, part of the currency gain was hedged away. The amount of currency hedging will vary over time and by currency.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
I will continue to invest in companies with exciting growth potential and good current or future potential free cash flows. I want to maintain diversity among the major healthcare sectors, while focusing on businesses delivering value for consumers. I will also continue to invest internationally, where many new pipeline drugs are being created. There are many exciting opportunities for treating and curing human disease, and I want to own those companies creating these cures.

[GRAPH]

Janus Global Life Sciences Fund $14,622
S&P 500(R) Index $9,154

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Life Sciences Fund and the S&P 500 Index. Janus Global Life Sciences Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Life Sciences Fund ($14,622) as compared to the S&P 500 Index ($9,154).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE        SINCE
                                    TO-DATE       YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund      18.97%      13.87%       8.18%
--------------------------------------------------------------------------------
S&P 500(R) Index                     21.19%      20.79%     (1.81)%
--------------------------------------------------------------------------------

50  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
This diversified fund focuses on foreign and US companies believed to have a life sciences orientation, which normally includes the healthcare, pharmaceuticals, agriculture, cosmetic/personal care, and biotechnology industries.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 0.7%

Common Stock - Foreign - 23.9%

Common Stock - Domestic - 75.4%

Number of Stocks: 64
Top 10 Equities: 31.9%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Genentech                                              4.0%                 2.0%
Amgen, Inc.                                            3.9%                 1.0%
Roche Holding A.G                                      3.7%                   --
Wyeth                                                  3.5%                 1.5%
Anthem, Inc.                                           2.9%                 2.9%
Medco Health Solutions, Inc.                           2.9%                   --
Alcon, Inc. (New York Shares)                          2.9%                 2.7%
Caremark Rx, Inc.                                      2.8%                   --
Teva Pharmaceutical Industries,
  Ltd. (ADR)                                           2.7%                 2.8%
Pfizer, Inc.                                           2.6%                 2.1%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                     GLOBAL LIFE
                                       SCIENCES      S&P 500(R)
                                         FUND          INDEX

Medical - Drugs                         33.6%           6.7%
Medical - Biomedical and Genetic        18.6%           1.1%
Medical - Products                       8.9%           2.2%
Therapeutics                             6.8%            --
Medical - HMO                            6.8%           0.7%
Medical Instruments                      6.5%           1.1%
Pharmacy Services                        5.6%           0.1%
Optical Supplies                         4.4%           0.0%
Medical - Generic Drugs                  3.1%           0.0%
Diversified Operations                   1.9%           5.2%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

* The Fund's inception date - 12/31/98.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund emphasizes investments in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

There is no assurance the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2003  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.3%
Diagnostic Equipment - 1.1%
   1,064,325    Cytyc Corp.* ................................    $    13,761,722

Diversified Operations - 1.9%
   1,137,700    Tyco International, Ltd. (New York Shares) ..         23,755,176

Drug Delivery Systems - 0.5%
     335,648    Atrix Laboratories, Inc.# ...................          6,743,168

Medical - Biomedical and Genetic - 18.6%
     802,585    Amgen, Inc.* ................................         49,567,650
     309,665    Biogen, Inc.* ...............................         12,532,143
     366,040    Chiron Corp.* ...............................         19,996,765
     611,525    Genentech, Inc.* ............................         50,126,703
     590,655    Genzyme Corp.* ..............................         27,111,065
     748,280    Human Genome Sciences, Inc.*,# ..............         10,408,575
     350,009    ICOS Corp.*,# ...............................         16,352,420
     453,235    IDEC Pharmaceuticals Corp.*,# ...............         15,922,146
     177,250    Invitrogen Corp.*,# .........................         11,271,328
     478,165    Millennium Pharmaceuticals, Inc.* ...........          7,612,387
     747,485    Nektar Therapeutics*,# ......................          9,821,953
     281,530    Protein Design Labs, Inc.*,# ................          3,795,024

                                                                     234,518,159

Medical - Drugs - 33.6%
     396,534    Aventis S.A.** ..............................         20,997,815
     203,360    Biovail Corp. (New York Shares)*,# ..........          4,890,808
     259,870    Celgene Corp.*,# ............................         10,833,980
   1,009,100    Chugai Pharmaceutical Company, Ltd.**,# .....         14,374,409
     292,805    Eli Lilly and Co. ...........................         19,506,669
     631,985    Forest Laboratories, Inc.* ..................         31,605,570
     721,580    GlaxoSmithKline PLC** .......................         15,453,067
     390,820    Ivax Corp.* .................................          7,527,193
   1,500,000    Ligand Pharmaceuticals, Inc.*,ss. ...........         20,670,000
     350,585    MedImmune, Inc.* ............................          9,346,596
     329,986    Novartis A.G.** .............................         12,578,097
     281,314    Novo Nordisk S.A. ...........................         10,118,370
     839,370    OSI Pharmaceuticals, Inc.* ..................         23,502,360
   1,062,230    Pfizer, Inc. ................................         33,566,468
     567,554    Roche Holding A.G.** ........................         46,964,650
     653,188    Sepracor, Inc.* .............................         17,394,396
      25,067    Serono S.A. - Class B** .....................         17,307,523
     967,000    Shionogi and Company, Ltd.**,# ..............         16,228,817
     479,585    SICOR, Inc.* ................................         12,852,878
     602,935    Teva Pharmaceutical Industries, Ltd. (ADR)# .         34,300,972
   1,019,305    Wyeth .......................................         44,992,123

                                                                     425,012,761

Medical - Generic Drugs - 3.1%
     288,477    Barr Laboratories, Inc.* ....................         22,146,380
     240,380    Pharmaceutical Resources, Inc.*,(pound) .....         17,374,666

                                                                      39,521,046

Medical - HMO - 6.8%
     333,285    Aetna, Inc. .................................         19,133,892
     537,055    Anthem, Inc.* ...............................         36,750,673
      65,385    PacifiCare Health Systems, Inc.* ............          3,890,408
     510,135    UnitedHealth Group, Inc. ....................         25,955,669

                                                                      85,730,642

Medical - Hospitals - 1.5%
     877,390    Health Management Associates, Inc. - Class A#         19,434,189

Shares or Principal Amount                                          Market Value
================================================================================
Medical Instruments - 6.5%
     415,200    Boston Scientific Corp.* ....................    $    28,117,343
     358,780    Guidant Corp. ...............................         18,301,368
     379,415    Medtronic, Inc. .............................         17,289,942
     313,175    St. Jude Medical, Inc.* .....................         18,214,258

                                                                      81,922,911

Medical Products - 8.9%
     650,385    Biomet, Inc. ................................         23,322,806
     246,535    EPIX Medical, Inc.*,# .......................          4,563,363
      54,250    INAMED Corp.* ...............................          4,685,573
   3,718,448    Smith & Nephew PLC** ........................         29,594,117
      20,663    Synthes-Stratec, Inc.** .....................         18,970,793
      86,390    Varian Medical Systems, Inc.* ...............          5,523,777
     397,535    Zimmer Holdings, Inc.* ......................         25,366,708

                                                                     112,027,137

Optical Supplies - 4.4%
     654,610    Alcon, Inc. (New York Shares) ...............         36,075,557
     250,400    Allergan, Inc. ..............................         18,935,248

                                                                      55,010,805

Pharmacy Services - 5.6%
   1,398,635    Caremark Rx, Inc.* ..........................         35,035,807
   1,093,935    Medco Health Solutions, Inc.* ...............         36,318,642

                                                                      71,354,449

Therapeutics - 6.8%
     224,520    Amylin Pharmaceuticals, Inc.*,# .............          6,136,132
     488,154    Esperion Therapeutics, Inc.*,# ..............         11,652,236
     545,015    Gilead Sciences, Inc.* ......................         29,746,918
     483,225    MGI Pharma, Inc.*,# .........................         18,149,931
     272,950    Neurocrine Biosciences, Inc.* ...............         12,782,249
     433,360    Vicuron Pharmaceuticals, Inc.*,# ............          7,952,156

                                                                      86,419,622
--------------------------------------------------------------------------------
Total Common Stock (cost $999,344,300) ......................      1,255,211,787
--------------------------------------------------------------------------------
Other Securities - 5.6%
                State Street Navigator Securities Lending
$ 70,422,867      Prime Portfolio (cost $70,422,867)+ .......         70,422,867
--------------------------------------------------------------------------------
Repurchase Agreement - 1.0%
  12,600,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $12,601,124
                  collateralized by $51,948,262
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $12,852,039
                  (cost $12,600,000) ........................         12,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,082,367,167) - 105.9% ......      1,338,234,654
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (5.9)%     (74,015,015)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,264,219,639
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

52  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.8%          $    23,755,176
Canada                                             0.4%                4,890,808
Denmark                                            0.7%               10,118,370
France                                             1.6%               20,997,815
Israel                                             2.5%               34,300,972
Japan                                              2.3%               30,603,226
Switzerland                                        9.8%              131,896,620
United Kingdom                                     3.4%               45,047,184
United States++                                   77.5%            1,036,624,483
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,338,234,654

++Includes Short-Term Securities (71.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/16/04           8,600,000    $    14,400,852    $      (717,052)
Euro 3/26/04                    5,600,000          6,481,750            (90,526)
Japanese Yen 3/26/04        1,550,000,000         14,174,277           (215,218)
Swiss Franc 3/26/04             2,300,000          1,729,323            (20,683)
Swiss Franc 4/16/04            41,500,000         31,219,439             120,238
--------------------------------------------------------------------------------
Total                                        $    68,005,641    $      (923,241)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

[PHOTO]
Mike Lu
portfolio manager

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Global Technology Fund gained 41.08%, while its benchmark, the S&P 500(R) Index, returned 20.79%.(1) This performance gave the Fund a third-quartile ranking based on total return, placing it 242nd out of 331 science and technology funds tracked by Lipper, Inc.
- A Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Mirroring equity markets in the U.S., foreign markets closed out the fiscal year higher. The period started on a positive note as most international stock markets staged a comeback after hitting multi-year lows in early October 2002. Global economic data and sentiment among corporate leadership was decidedly mixed, however, suggesting that gains were driven more by a shift in investor psychology than a noticeable improvement in the business climate. As the new year commenced, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November 2002. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar continued to weaken against a number of foreign currencies, most notably the euro, which remained a source of volatility despite the brighter economic outlook.

As the fiscal year wrapped up, the Morgan Stanley Capital International World Index posted a 23.71% gain, while the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index soared 27.03%.(1) Turning to individual countries, Japan emerged as one of the world's best-performing industrialized markets as the country's long-moribund economy gained momentum and reform efforts seemed finally to take root. Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher. All three popular U.S. equity market indices finished in positive territory as well. The Dow Jones Industrial Average ended the period up 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1)

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Although I was encouraged by market gains during the period, there were times when I questioned their sustainability due to concerns over end-demand strength and follow-through given the mix of economic data throughout the year. As such, I continued to base my investment decisions on our fundamental analysis and end-demand research performed at the company level. Upon detecting signs of improving fundamentals as expressed via end-demand growth at some of these companies, I'd often increase my exposure. However, in cases where a company's outlook remained clouded, I opted to wait for more concrete proof of a sustainable turnaround in business.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? The Fund's top contributor for the period was U.S.-based online retailer Amazon.com, which aided our performance significantly. Electronic Arts, a gaming software maker headquartered in the U.S., also posted strong results, as did U.S. chipmakers Marvell Technology Group and Texas Instruments. Yahoo Japan, which stands out as that country's top provider of Internet-related services, completed our list of top-five performers. All of these firms benefited from increased customer-spending and end-demand growth during this period.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Amazon.com, Inc.
   Electronic Arts, Inc.
   Marvell Technology Group
   Texas Instruments, Inc.
   Yahoo Japan Corp.
--------------------------------------------------------------------------------

54  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. WHICH HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?
Intuit, the maker of financial management software programs including QuickBooks and TurboTax, proved to be our biggest detractor, followed by video game and PC accessories retailer Electronics Boutique. Both companies are headquartered in the U.S. Other disappointments included U.S. defense contractor Lockheed Martin Corp. and Japan's Sony Corp., which produces consumer electronics and distributes media content on a worldwide basis. Finally, Automatic Data Processing, a provider of payroll and human resources services located in the U.S., also proved to be a significant detractor for the 12-month period.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Intuit, Inc.
   Electronics Boutique
   Lockheed Martin Corp.
   Sony Corp.
   Automatic Data Processing
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
As a technology-focused fund, it's not surprising that the information technology sector accounted for a vast majority of the Fund's assets and therefore its returns. However, the performance of other sectors may stand out in any given period. For example, our exposure to consumer discretionary stocks also outweighed that of our benchmark and allowed that sector to contribute significantly to our results. This is in keeping with our end-demand research indicating strength in consumer disposable spending. Meanwhile, our relatively underweight positions in the semiconductor sector detracted from performance as stock prices in the sector ramped ahead of improving performance.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
As a global fund, we seek out technology companies from around the world. That flexibility often leaves us underweight relative to our U.S.-dominated benchmark, the S&P 500(R) Index, which is comprised almost entirely of U.S. stocks. Still, a significant portion of the Fund's assets are invested in the U.S., making American investments as a group the single largest contributor to performance. This year, however, good stock selection also allowed our U.S. exposure to shine on a relative basis as our individual stock picks collectively performed better than those included in our passive benchmark.

Meanwhile, we were overweight in Japan, a country in which the benchmark is not invested. That worked to our advantage and allowed Japan to emerge as the second-biggest positive contributor to overall results on both an absolute and relative basis. On the other hand, our exposure to Singapore and India - two areas to which our benchmark lacks exposure - detracted slightly from performance as our investments there declined.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?
Our goal of keeping the Fund "currency neutral" hurt performance relative to our unhedged benchmark index.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
After nearly three years of declining technology spending and deferred projects, I believe we will see signs of corporate IT budget growth in 2004. This belief is further supported by our end-demand research into technology needs and the pending expiration of technology tax credits. However, I do not expect to see a dramatic snap back in IT spending, but a more gradual rise as corporations continue to keep a tight rein on expenses. Thus, we will continue with our focus on end-demand research, identifying companies whose products and services most satisfy the IT needs of their customers. My portfolio decisions will continue to be shaped by the fruits of such research.

[GRAPH]

Janus Global Technology Fund $10,670
S&P 500(R) Index $9,154

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Technology Fund ($10,670) as compared to the S&P 500 Index ($9,154).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE        SINCE
                                    TO-DATE       YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Global Technology Fund         45.61%      41.08%       1.35%
--------------------------------------------------------------------------------
S&P 500(R) Index                     21.19%      20.79%     (1.81)%
--------------------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2003  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
Investing in a broad range of companies that the manager believes will benefit from the latest advancements in technology, this nondiversified fund focuses on what the manager believes to be today's market industry leaders as well as tomorrow's.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 0.9%

Corporate Bonds - Domestic - 1.6%

Cash and Cash Equivalents - 1.7%

Common Stock - Foreign - 43.5%

Common Stock - Domestic - 52.3%

Number of Bonds: 4
Number of Stocks: 99
Top 10 Equities: 29.6%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Electronic Arts, Inc.                                  4.8%                 6.4%
Amazon.com, Inc.                                       3.9%                 2.5%
Nokia Oyj (ADR)                                        3.9%                 6.6%
Texas Instruments, Inc.                                3.0%                 1.7%
Intuit, Inc.                                           2.7%                 5.9%
Hon Hai Precision Industry
  Company, Ltd.                                        2.4%                 2.0%
Dell, Inc.                                             2.3%                 2.0%
Atos Origin S.A                                        2.3%                 0.8%
Microsoft Corp.                                        2.2%                 6.1%
Samsung Electronics Company, Ltd.                      2.1%                 1.9%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                     JANUS GLOBAL
                                      TECHNOLOGY     S&P 500(R)
                                         FUND          INDEX

Electronic Components-Semiconductors    10.6%           3.4%
Telecommunication Equipment              7.9%           0.3%
Computers                                6.5%           3.5%
Applications Software                    6.3%           3.2%
Semiconductor Components/
  Integrated Circuits                    6.1%           0.5%
Semiconductor Equipment                  5.2%           0.6%
Entertainment Software                   4.8%           0.2%
Computers - Peripheral Equipment         4.7%           0.1%
Computer Services                        4.0%           0.3%
E-Commerce/Products                      3.9%           0.4%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

* The Fund's inception date - 12/31/98.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

56  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 95.8%
Aerospace and Defense - 1.1%
     671,387    Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) ....................    $    17,422,493

Applications Software - 5.5%
     898,620    Intuit, Inc.* ...............................         44,913,028
   1,412,325    Microsoft Corp. .............................         36,932,299
   1,605,002    Misys PLC** .................................          8,191,285

                                                                      90,036,612

Audio and Video Products - 1.3%
     131,000    Pioneer Corp.* ..............................          3,265,020
     819,245    Thomson** ...................................         17,257,476

                                                                      20,522,496

Automotive - Cars and Light Trucks - 1.6%
   2,429,000    Nissan Motor Company, Ltd.**,# ..............         27,220,885

Broadcast Services and Programming - 0.4%
     657,295    Liberty Media Corp. - Class A* ..............          6,632,107

Cable Television - 0.6%
     270,060    EchoStar Communications Corp. - Class A* ....         10,348,699

Cellular Telecommunications - 1.0%
     736,100    China Mobile, Ltd. (ADR)# ...................         10,430,537
   2,949,757    Vodafone Group PLC** ........................          6,194,443

                                                                      16,624,980

Computer Aided Design - 0.4%
     144,259    Dassault Systemes S.A.** ....................          6,121,263

Computer Services - 4.0%
     568,824    Atos Origin S.A.*,**,# ......................         37,957,281
   5,527,871    LogicaCMG PLC** .............................         28,727,963

                                                                      66,685,244

Computers - 6.5%
   2,035,000    Acer, Inc. ..................................          2,994,848
   4,488,000    Compal Electronics, Inc. ....................          6,803,000
   1,061,080    Dell, Inc.* .................................         38,326,209
     456,025    Hewlett-Packard Co. .........................         10,173,918
     319,490    IBM Corp. ...................................         28,587,965
  25,102,000    Legend Group, Ltd.**,# ......................         12,121,589
   3,322,000    Quanta Computer, Inc. .......................          9,044,442

                                                                     108,051,971

Computers - Integrated Systems - 1.3%
     365,125    Diebold, Inc. ...............................         20,834,033

Computers - Memory Devices - 2.3%
   1,460,125    EMC Corp.* ..................................         20,208,130
     496,445    VERITAS Software Corp.* .....................         17,946,487

                                                                      38,154,617

Computers - Peripheral Equipment - 4.7%
   1,437,623    Chi Mei Optoelectronics
                  Corp. (GDR) (144A)ss. .....................         17,869,654
   8,766,852    Hon Hai Precision Industry Company, Ltd. ....         39,221,813
     503,898    Logitech International S.A.* ................         20,188,221

                                                                      77,279,688

E-Commerce/Products - 3.9%
   1,191,860    Amazon.com, Inc.* ...........................         64,861,021

E-Commerce/Services - 1.7%
     417,785    eBay, Inc.* .................................         23,370,893
      86,180    Internet Auction Company, Ltd.*,** ..........          4,041,394

                                                                      27,412,287

Shares or Principal Amount                                          Market Value
================================================================================
Electric Products - Miscellaneous - 3.2%
     256,190    LG Electronics, Inc.** ......................    $    13,269,494
      87,520    Samsung Electronics Company, Ltd.** .........         34,756,568
   1,328,000    Toshiba Corp.** .............................          5,327,221

                                                                      53,353,283

Electronic Components - Miscellaneous - 3.0%
      58,910    KH Vatec Company, Ltd.** ....................          2,807,371
   1,043,607    Koninklijke (Royal) Philips Electronics N.V.**        28,134,748
     677,000    NEC Corp.** .................................          5,979,597
     127,960    Samsung SDI Company, Ltd.** .................         13,190,637

                                                                      50,112,353

Electronic Components - Semiconductors - 10.1%
     346,995    Advanced Micro Devices, Inc.*,# .............          5,274,324
   5,441,014    ARM Holdings PLC*,** ........................         10,479,644
     550,750    Broadcom Corp. - Class A* ...................         17,596,463
     465,855    Intel Corp. .................................         15,396,508
     378,365    Intersil Corp. - Class A ....................          9,758,033
     876,545    Micron Technology, Inc.*,# ..................         12,569,655
     361,677    STMicroelectronics N.V.** ...................          9,628,567
     763,920    STMicroelectronics N.V. (New York Shares)** .         20,350,829
   1,712,805    Texas Instruments, Inc. .....................         49,534,321
     509,840    Xilinx, Inc.* ...............................         16,161,928

                                                                     166,750,272

Electronic Design Automation - 1.8%
   1,048,000    Cadence Design Systems, Inc.* ...............         16,128,720
     449,020    Synopsys, Inc.* .............................         14,242,914

                                                                      30,371,634

Electronic Forms - 0.4%
     162,995    Adobe Systems, Inc.# ........................          7,145,701

Electronic Measuring Instruments - 1.2%
     265,200    Advantest Corp.**,# .........................         19,757,020

Enterprise Software/Services - 1.6%
     109,835    BMC Software, Inc.* .........................          1,908,932
     291,840    Business Objects S.A. (ADR)*,# ..............          9,589,863
     224,625    Computer Associates International, Inc. .....          5,283,180
     501,740    Oracle Corp.* ...............................          6,000,810
      27,599    SAP A.G.** ..................................          4,000,968

                                                                      26,783,753

Entertainment Software - 4.8%
     798,415    Electronic Arts, Inc.* ......................         79,075,022

Internet Connectivity Services - 0.3%
     317,815    NDS Group PLC (ADR)* ........................          5,564,941

Internet Security - 1.5%
     625,410    Check Point Software Technologies, Ltd.* ....         10,625,716
     216,365    Symantec Corp.*,# ...........................         14,420,727

                                                                      25,046,443

Medical Instruments - 0.7%
     248,445    Medtronic, Inc. .............................         11,321,639

Miscellaneous Manufacturing - 0.1%
      55,264    Applied Films Corp. .........................          1,732,526

Multimedia - 0.3%
     353,890    Time Warner, Inc.* ..........................          5,410,978

Networking Products - 1.9%
   1,286,979    Cisco Systems, Inc.* ........................         27,000,820
     298,483    NETGEAR, Inc.*,# ............................          4,303,826
   2,307,692    Yipes Communication Group, Inc.*,(sigma),ss.,
                  (pound)                                                      0

                                                                      31,304,646

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Office Automation and Equipment - 1.3%
     450,000    Canon, Inc.** ...............................    $    21,776,504

Security Services - 0.5%
     384,485    Kroll, Inc.*,# ..............................          8,943,121

Semiconductor Components/Integrated Circuits - 6.1%
     396,700    Emulex Corp.* ...............................         11,234,544
     740,145    Marvell Technology Group, Ltd.* .............         32,470,161
     509,760    Maxim Integrated Products, Inc. .............         25,340,170
     147,700    NEC Electronics Corp.*,** ...................         11,366,189
   1,341,000    Novatek Microelectronics Corporation, Ltd. ..          4,223,310
   6,519,960    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ............................         12,857,607
     580,355    Vitesse Semiconductor Corp.*,# ..............          4,085,699

                                                                     101,577,680

Semiconductor Equipment - 5.2%
     732,120    Applied Materials, Inc.*,# ..................         17,109,644
     426,735    KLA-Tencor Corp.* ...........................         24,464,718
     255,110    Novellus Systems, Inc.* .....................         10,533,492
   2,851,000    Siliconware Precision Industries Co.* .......          2,727,225
     666,025    Teradyne, Inc.*,# ...........................         15,172,050
     230,800    Tokyo Electron, Ltd.** ......................         16,543,448

                                                                      86,550,577

Telecommunication Equipment - 7.9%
   1,148,000    Alcatel S.A. (ADR)*,# .......................         15,130,640
     230,145    Harris Corp.* ...............................          8,565,997
     252,900    Nokia Oyj** .................................          4,295,407
   3,508,395    Nokia Oyj (ADR)** ...........................         59,607,631
   1,144,000    Oki Electric Industry Company, Ltd.*,** .....          5,067,795
     372,070    People & Telecommunication** ................          2,320,132
     376,600    Telefonaktiebolaget LM Ericsson (ADR) .......          6,432,328
     941,930    UTStarcom, Inc.*,# ..........................         29,670,795

                                                                     131,090,725

Telecommunication Equipment - Fiber Optics - 0.7%
   1,011,850    CIENA Corp.* ................................          6,485,958
     460,405    Corning, Inc.* ..............................          5,055,247

                                                                      11,541,205

Telecommunication Services - 1.1%
     416,940    Amdocs, Ltd. (New York Shares)* .............          8,947,532
  27,826,000    China Telecom Corporation, Ltd.** ...........          9,226,734

                                                                      18,174,266

Television - 0.9%
   1,375,893    British Sky Broadcasting Group PLC*,** ......         14,942,920

Toys - 0.9%
     714,160    Mattel, Inc. ................................         13,826,138

Web Portals/Internet Service Providers - 3.2%
       1,556    Yahoo Japan Corp.*,**,# .....................         23,070,724
     690,414    Yahoo!, Inc.* ...............................         30,171,091

                                                                      53,241,815

Wireless Equipment - 0.8%
     283,440    QUALCOMM, Inc. ..............................         13,463,400
--------------------------------------------------------------------------------
Total Common Stock (cost $1,133,996,838) ....................      1,587,066,958
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 1.6%
Applications Software - 0.8%
$ 14,630,000    Mercury Interactive Corp., 4.75%
                  convertible notes, due 7/1/07 (144A)ss. ...    $    14,556,850

Electronic Components - Semiconductors - 0.5%
   7,825,000    International Rectifier Corp., 4.25%
                  convertible subordinated notes
                  due 7/15/07 ...............................          7,668,500

Networking Products - 0%
  31,700,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated debentures
                  due 5/1/03 (144A)(omega),(delta),(sigma),ss.                 0

Telecommunication Equipment - Fiber Optics - 0.3%
   4,845,000    CIENA Corp., 3.75%
                  convertible senior notes, due 2/1/08 ......          4,227,263
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $51,544,828) ....................         26,452,613
--------------------------------------------------------------------------------
Preferred Stock - 0.9%
Wireless Equipment - 0.9%
     363,860    Crown Castle International Corp.
                  convertible, 6.25%# (cost $18,193,000) ....         15,418,568
--------------------------------------------------------------------------------
Other Securities - 7.6%
                State Street Navigator Securities Lending
$125,279,011      Prime Portfolio (cost $125,279,011)+ ......        125,279,011
--------------------------------------------------------------------------------
Repurchase Agreement - 1.1%
  17,500,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $17,501,560
                  collateralized by $72,150,364
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $17,850,054
                  (cost $17,500,000) ........................         17,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,346,513,677) - 107.0% ......      1,771,717,150
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (7.0)%    (115,986,284)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,655,730,866
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

58  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.8%          $    32,470,161
Brazil                                             1.0%               17,422,493
China                                              0.5%                9,226,734
Finland                                            3.6%               63,903,038
France                                             4.9%               86,056,523
Germany                                            0.2%                4,000,968
Hong Kong                                          1.3%               22,552,126
Israel                                             0.6%               10,625,716
Japan                                              7.9%              139,374,403
Netherlands                                        3.3%               58,114,144
South Korea                                        4.0%               70,385,596
Sweden                                             0.4%                6,432,328
Switzerland                                        1.1%               20,188,221
Taiwan                                             5.4%               95,741,899
United Kingdom                                     4.7%               83,048,728
United States++                                   59.3%            1,052,174,072
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,771,717,150

++Includes Short-Term Securities (51.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04           2,400,000    $     4,025,679    $      (104,799)
British Pound 4/16/04          10,300,000         17,247,532           (981,152)
Euro 3/26/04                   56,300,000         65,164,733           (730,746)
Euro 4/16/04                    2,000,000          2,313,581               4,419
Hong Kong Dollar
  9/27/04                     195,000,000         25,150,293              36,997
Japanese Yen 3/26/04        2,000,000,000         18,289,390           (277,701)
Japanese Yen 4/16/04        2,300,000,000         21,047,867              72,427
South Korean Won
  11/12/03                 27,300,000,000         23,047,699           (341,029)
--------------------------------------------------------------------------------
Total                                        $   176,286,774    $    (2,321,584)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL OPPORTUNITIES FUND
(formerly Janus Global Value Fund; effective 12/5/03)

[PHOTO]
Jason Yee
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Fellow shareholders,

Shakespeare wrote that "no legacy is so rich as honesty." In light of the scandals erupting across the mutual fund industry, perhaps now more than ever it is appropriate to reflect upon those wise words. So instead of my usual musings about fund positioning, holdings or investment outlook, I thought it might be useful to examine some of the fundamental criteria to which I hold myself accountable as your portfolio manager and fiduciary: principles, process, and performance.

"Important principles may, and must, be inflexible," spoke Abraham Lincoln. And so it is with the underlying ethical principle that has always guided me as portfolio manager of the Janus Global Opportunities Fund: I will invest your money as if it were my own. This is not simply a fanciful whim of philosophy or ideology; it is a matter of practical fact that, as of this writing, my aggregate holdings of the Fund would place me among the top five largest direct individual shareholders of the Fund. In industry parlance, this is known as "eating your own cooking." I expect this very same "shareholder-friendly" behavior from the companies in my portfolio, so why should you expect anything different from your portfolio manager? I sleep very well at night knowing I am invested right alongside my shareholders, and I hope you do as well.

While judging ethical principles may be a matter of common sense, the task of evaluating investment processes can be slightly more challenging. In previous letters, I have attempted to express some of the primary tenets of my investment philosophy and process, but to briefly review:
   o I seek to invest for the long term in businesses around the world trading at significant discounts to their intrinsic value.
   o I seek to invest in businesses with sustainable competitive advantages, solid financial performance (as measured by high returns on equity, returns on invested capital, cash flow generation, and solid balance sheets), and shareholder-friendly management teams.

Ultimately, I believe that prices in the marketplace will reach the intrinsic value of the underlying business over time. By purchasing at a significant discount and leaving a reasonable margin of safety, I hope to minimize risk and maximize return.

But at the end of the day, the final arbiter of the investment process is actual investment performance. Simply put, as shareholders, you want to know that you are receiving an adequate return for the risks you are taking. You should know that I am primarily focused on making absolute dollars for shareholders, not relative returns versus a benchmark - though, over time, I hope to be able to do both. Here are my own performance objectives for the Fund:
   o Deliver good absolute returns over time. As a starting point, the Fund strives to achieve real, after-tax returns of greater than 10%.
   o Deliver good relative returns over time. The Fund strives to produce returns demonstrably above its benchmark, the Morgan Stanley Capital International World Index.SM
   o Deliver good relative returns over time for U.S. dollar-based investors. The Fund strives to produce returns demonstrably above the S&P 500(R) Index, as most of our investors are U.S. dollar-based.

So how have we done? In slightly over two years since inception (June 29, 2001, through October 31, 2003), the Fund has performed reasonably well on these performance objectives:

                                    Total Return(1)           Annualized(1)
--------------------------------------------------------------------------------
Janus Global Opportunities Fund           17.40%                   7.10%
MSCI World IndexSM                       (8.08)%                 (3.54)%
S&P 500(R) Index                        (10.82)%                 (4.78)%
--------------------------------------------------------------------------------

Our performance for the 12-month period ended October 31, 2003, was even stronger, earning the Fund a top-quartile ranking and placing it 25th out of 326 global funds, based on total return, ranked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm(2):

                                    Total Return(1)
--------------------------------------------------------------------------------
Janus Global Opportunities Fund           35.51%
MSCI World IndexSM                        23.71%
S&P 500(R) Index                          20.79%
--------------------------------------------------------------------------------

For the longer-term period, I have not quite achieved my standard for absolute return, but you can rest assured that I am working hard in this endeavor.

In closing, I hope that this brief discussion of principles, process, and performance gives you a better understanding of the values and philosophy behind Janus Global Opportunities Fund. While the portfolio of investments will certainly change over time, you can be confident that the values and philosophy will always remain. I strive each and every day to earn the trust and confidence of my fellow shareholders, and hope that the Fund's track record speaks for itself in this regard.

Thank you for your continued support.

Sincerely,

Jason Yee

60  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Global Opportunities Fund $11,740
Morgan Stanley Capital International World IndexSM $9,192

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Opportunities Fund and the Morgan Stanley Capital International World Index. Janus Global Opportunities Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 29, 2001, through October 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Global Opportunities Fund ($11,740) as compared to the Morgan Stanley Capital International World Index ($9,192).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE        SINCE
                                    TO-DATE       YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Global Opportunities Fund      30.13%      35.51%       7.10%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International World IndexSM          23.39%      23.71%     (3.54)%
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Global Opportunities Fund advanced 35.51% while its benchmark, the Morgan Stanley Capital International World IndexSM gained 23.71%.(1) This performance earned the Fund a first-quartile ranking based on total return, placing it 25th out of 326 global funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Mirroring equity markets in the U.S., foreign markets closed out the fiscal year higher. The period started on a positive note as most international stock markets staged a comeback after stumbling to multi-year lows in early October 2002. Global economic data and sentiment among corporate leadership was decidedly mixed, however, suggesting that gains were driven more by a shift in investor psychology than a noticeable improvement in the business climate. As the new year commenced, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November 2002. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar continued to weaken against a number of foreign currencies, most notably the euro, which remained a source of volatility despite the brighter economic outlook.

As the fiscal year wrapped up, the Morgan Stanley Capital International World IndexSM posted a 23.71% gain, while the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index soared 27.03%.(1) Turning to individual countries, Japan emerged as one of the world's best-performing industrialized markets as the country's economy gained momentum and reform efforts seemed finally to take root. Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher. All three popular U.S. equity market indices finished in positive territory as well. The Dow Jones Industrial Average ended the period up 19.48% and the broad-based Standard & Poor's 500 Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1)

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? The Fund's top contributor for the period was FKI, a British engineering group specializing in lifting products and services, hardware and energy technology. Pfeiffer Vacuum Technology, a German maker of complete vacuum systems and related products, and Philips Electronics NV, Europe's largest consumer electrical goods maker based in the Netherlands, also supported results. Two media companies, Granada of the U.K. and France's Vivendi Universal, rounded out our list of top-five performers.

                                        Janus Equity Funds  October 31, 2003  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   FKI PLC
   Pfeiffer Vacuum Technology A.G.
   Koninklijke (Royal) Philips Electronics N.V.
   Granada PLC
   Vivendi Universal S.A.
--------------------------------------------------------------------------------

Q. WHICH HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?
Dassault Aviation, the French business aircraft manufacturer, proved to be the Fund's most significant detractor. Other notable setbacks included two companies from the U.K.: professional recruitment agency Michael Page International and international news and information group Reuters Group. Chemicals and drug companies Akzo Nobel NV of the Netherlands and Bayer Ag of Germany also lagged.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Dassault Aviation
   Michael Page International
   Reuters Group PLC
   AKZO Nobel N.V.
   Bayer A.G.
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
As bottom-up fundamental investors, we focus on finding individual companies from around the world with the most attractive risk-reward profiles. With that in mind, consumer discretionary stocks, an area in which we were considerably overweight versus our benchmark, had the biggest positive impact on the Fund's absolute performance. This was followed by industrials. Conversely, materials and consumer staples were our two weakest-performing sectors, though the latter actually contributed slightly to our results.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE? Significant positive contributors included the United States, a region in which we carried considerably less exposure than the index, and the United Kingdom. Switzerland and Canada were at the bottom of the list in terms of absolute performance, though our Canadian stocks posted a gain.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?
My "currency neutral" strategy for the Fund, which equates to roughly a 50% currency hedge, was a hindrance compared to the Fund's unhedged benchmark index.

FUND STRATEGY
--------------------------------------------------------------------------------
This nondiversified Fund seeks long-term growth of capital and invests in stocks of companies of any size that the manager believes are undervalued.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 1.4%

Cash and Cash Equivalents - 5.9%

Common Stock - Domestic - 33.0%

Common Stock - Foreign - 59.7%

Number of Stocks: 28
Top 10 Equities: 53.9%

62  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

FKI PLC                                                6.9%                 3.7%
Nippon Broadcasting System, Inc.                       5.9%                 3.8%
Nipponkoa Insurance Company, Ltd.                      5.8%                 3.6%
Pfeiffer Vacuum Technology A.G                         5.7%                 5.5%
Walt Disney Co.                                        5.1%                 4.7%
Koninklijke (Royal) Philips
  Electronics N.V                                      5.1%                 5.9%
Tyco International, Ltd.
  (New York Shares)                                    5.0%                   --
Vivendi Universal S.A                                  4.9%                   --
Marriott International, Inc. - Class A                 4.8%                 3.0%
Interpublic Group of Companies, Inc.                   4.7%                 1.7%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                                   MORGAN STANLEY
                                     JANUS GLOBAL     CAPITAL
                                    OPPORTUNITIES   INTERNATIONAL
                                         FUND      WORLD INDEXSM

Multimedia                              10.0%           1.7%
Diversified Operations                   7.7%           3.7%
Miscellaneous Manufacturing              6.9%           0.0%
Radio                                    5.9%            --
Property and Casualty Insurance          5.8%           0.7%

TOP COUNTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

United States        33.0%
Japan                14.6%
United Kingdom       13.8%
Netherlands           8.2%
Germany               7.1%

--------------------------------------------------------------------------------
(1) Returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

* The Fund's inception date - 6/29/01.

Effective December 5, 2003, Janus Global Value Fund changed its name to Janus Global Opportunities Fund.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a "diversifed" fund. Nondiversified funds may experience greater price volatility.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. It does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

There is no assurance the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2003  63

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 92.7%
Advertising Agencies - 4.7%
     458,845    Interpublic Group of Companies, Inc.# .......    $     6,827,614

Chemicals - Specialty - 1.7%
      47,080    Syngenta A.G. ...............................          2,522,596

Diagnostic Equipment - 1.6%
     173,575    Cytyc Corp.*,# ..............................          2,244,325

Diversified Operations - 7.7%
     331,739    Smiths Group PLC** ..........................          3,949,072
     342,185    Tyco International, Ltd. (New York Shares) ..          7,144,822

                                                                      11,093,894

Electronic Components - Miscellaneous - 5.1%
     270,198    Koninklijke (Royal) Philips Electronics N.V.**         7,284,306

Electronic Design Automation - 2.3%
      98,860    Cadence Design Systems, Inc.*,# .............          1,521,455
      58,320    Synopsys, Inc.* .............................          1,849,911

                                                                       3,371,366

Electronic Measuring Instruments - 2.7%
     162,365    Orbotech, Ltd.*,# ...........................          3,856,169

Home Decoration Products - 3.1%
     118,251    Hunter Douglas N.V.** .......................          4,426,556

Hotels and Motels - 4.8%
     159,710    Marriott International, Inc. - Class A ......          6,899,472

Machinery - Pumps - 5.7%
     245,651    Pfeiffer Vacuum Technology A.G.**,#,(pound) .          8,167,513

Medical - Drugs - 2.2%
     144,787    GlaxoSmithKline PLC** .......................          3,100,700

Medical - Hospitals - 1.5%
     158,925    Tenet Healthcare Corp. ......................          2,193,165

Medical Information Systems - 1.8%
     111,940    IMS Health, Inc. ............................          2,633,948

Miscellaneous Manufacturing - 6.9%
   5,074,581    FKI PLC** ...................................          9,903,047

Multimedia - 10.0%
     336,513    Vivendi Universal S.A..**,# .................          7,069,119
     322,980    Walt Disney Co. .............................          7,312,266

                                                                      14,381,385

Oil Companies - Exploration and Production - 2.3%
     127,655    Pioneer Natural Resources Co.* ..............          3,376,475

Property and Casualty Insurance - 5.8%
   1,732,000    Nipponkoa Insurance Company, Ltd.** .........          8,350,025

Publishing - Newspapers - 3.2%
   2,100,985    Independent News & Media PLC.*,** ...........          4,591,833

Radio - 5.9%
     201,000    Nippon Broadcasting System, Inc.** ..........          8,520,126

Reinsurance - 4.1%
       2,259    Berkshire Hathaway, Inc. - Class B* .........          5,856,458

Retail - Restaurants - 2.6%
     107,990    Yum! Brands, Inc.* ..........................          3,686,779

Rubber/Plastic Products - 2.9%
     381,000    Tenma Corp.**,# .............................          4,131,096

Television - 2.0%
   1,457,186    Granada PLC** ...............................          2,893,155

Textile - Home Furnishings - 2.1%
      39,925    Mohawk Industries, Inc.* ....................          2,959,241
--------------------------------------------------------------------------------
Total Common Stock (cost $104,248,844) ......................        133,271,244
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Preferred Stocks - 1.4%
Soap and Cleaning Preparations - 1.4%
      27,519    Henkel KGaA** (cost $1,807,379) .............    $     2,015,800
--------------------------------------------------------------------------------
Other Securities - 7.6%
                State Street Navigator Securities Lending
$ 10,889,211      Prime Portfolio (cost $10,889,211)+ .......         10,889,211
--------------------------------------------------------------------------------
Repurchase Agreement - 3.3%
   4,700,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $4,700,419
                  collateralized by $19,377,526
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $4,794,015
                  (cost $4,700,000) .........................          4,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $121,645,434) - 105.0% ........        150,876,255
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (5.0)%      (7,217,425)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   143,658,830
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            4.7%          $     7,144,822
France                                             4.7%                7,069,119
Germany                                            6.7%               10,183,313
Ireland                                            3.0%                4,591,833
Israel                                             2.6%                3,856,169
Japan                                             13.9%               21,001,247
Netherlands                                        7.8%               11,710,862
Switzerland                                        1.7%                2,522,596
United Kingdom                                    13.2%               19,845,974
United States++                                   41.7%               62,950,320
--------------------------------------------------------------------------------
Total                                            100.0%          $   150,876,255

++Includes Short-Term Securities (31.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/16/04           6,700,000    $    11,219,269    $      (308,869)
Euro 3/26/04                   14,500,000         16,783,102           (234,397)
Japanese Yen 3/26/04          960,000,000          8,778,907           (133,296)
--------------------------------------------------------------------------------
Total                                        $    36,781,278    $      (676,562)

See Notes to Schedules of Investments and Financial Statements.

64  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

[PHOTO]
Brent Lynn
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Dear Janus Overseas Fund shareholder,

As you know, Helen Young Hayes retired from managing Janus Overseas Fund last June. Helen was a pioneer in international growth stock investing and the excellent long-term track record of the Fund is a tribute to her stock-picking abilities. I had the honor of co-managing the Fund with her from January 2001 through June 2003 and working with her at Janus for over a decade.

Now, as the sole manager of Janus Overseas Fund, I can assure you that the basic investment style of your Fund will not change. Janus Overseas Fund will continue to seek high-quality international companies with sustainable franchises, attractive growth prospects, shareholder-focused management teams, strong cash flow generation, and reasonable valuations.

I believe the most important of these attributes is the sustainability of a company's franchise. The value of any company is simply the net present value of its future cash flows. The more confidence we have in the sustainability of the franchise, the more confidence we can have in its future cash flows and in our valuation target. For me, Coca-Cola is close to a gold standard in terms of sustainable franchises. Despite the harm done to our teeth, I am very confident that people all over the world will still be drinking Coke 5 or 10 years from now. I believe that many holdings in Janus Overseas Fund also have sustainable franchises. For example, I am confident that Grupo Televisa will continue to dominate Mexican television broadcasting 5 years from now. I am also confident that Roche, the Swiss pharmaceutical company, will be a global leader in cancer drugs 5 years from now.

Although the Fund's investment style remains constant, I have changed the composition of the portfolio dramatically over the past 6 months. Early in 2003, global economic weakness, SARS and concerns about war in Iraq created a very difficult external environment for companies. In light of this environment, we took a two-pronged approach to the portfolio. We invested about half of the portfolio in companies we believed had a relatively high degree of visibility in their businesses. These more defensive companies were in sectors such as consumer products, energy, pharmaceuticals, and retail banks. The other half of the portfolio was invested in more cyclical companies. Often, we felt near-term visibility in their businesses was low, but we believed that these companies were taking the right measures to improve their competitive position and profitability during the economic downturn.

Beginning in the spring, as fears about the Iraq war and SARS subsided, an improving economic climate brightened the outlook for corporate profits. Across a broad range of global industries - from iron ore to semiconductors - we have seen strengthening demand trends and better business visibility. The sharpest improvement seems to be coming from Asia. Numerous company anecdotes and macroeconomic data point to an acceleration in economic growth throughout much of the region. I think the most positive developments in Asia have actually been taking place at the company level. I have been traveling to Asia to visit companies for nearly a decade, and the change is most notable in recent meetings with Japanese companies. A number of these companies have implemented significant cost cutting programs, moved manufacturing to China, initiated meaningful share buybacks, or divested non-core assets.

As a result of the improving macro environment, over the past 6 months I have bought new positions or added to existing positions in some high-quality Japanese and Asian cyclical companies that I believe have solid earnings outlooks and reasonable valuations. For example, I increased our holding in Standard Chartered Bank, a UK-based bank with strong franchises in countries like Hong Kong, Malaysia and India. I also increased our holding in Samsung Electronics, a Korean company which is a global leader in memory semiconductors, flat-panel displays and cell phones. I bought a new position in Nomura Securities, a leading broker, investment bank, and asset manager in Japan. To make room for purchases of more cyclical companies, I sold many of our holdings in more defensive stocks that had performed fairly well and have a less robust earnings growth outlook. Also, I reduced the number of stocks in the portfolio from over 130 at the end of April to 88 at the end of October. I believe that a somewhat more concentrated portfolio will allow for a more focused research effort. I only want our very best ideas in the Fund.

Looking forward, I will continue to build the portfolio stock by stock, looking for attractive franchises with earnings and cash flow growth. At Janus, we strongly believe that our core competitive advantage comes from doing in-depth fundamental research on companies. Every day, we are meeting and talking with companies around the globe to gain a better understanding of their business models and their business opportunities. I feel we have a very talented and focused international research team, and the team is deeper and more experienced than ever

                                        Janus Equity Funds  October 31, 2003  65

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--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

before. Garth Yettick, who has done an outstanding job analyzing international technology stocks for us, was promoted to assistant portfolio manager of Janus Overseas Fund, further strengthening our team.

I would like to close with a comment about integrity. As a fellow long-term shareholder in Janus Overseas Fund, I have also been very disheartened by the recent scandals facing the mutual fund industry. I want to tell you that nothing is more important to me than my personal integrity. As portfolio manager of Janus Overseas Fund, I have only one objective: to generate superior long-term investment returns for you, the shareholders of the Fund. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Overseas Fund.

Sincerely,

Brent Lynn

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Overseas Fund $24,516
Morgan Stanley Capital International EAFE(R) Index $13,020

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund ($24,516) as compared to the Morgan Stanley Capital International EAFE Index ($13,020).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE         FIVE      SINCE
                                    TO-DATE       YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Overseas Fund                  27.53%      27.62%       4.91%       9.90%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R) Index          25.75%      27.03%     (0.22)%       2.82%
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Overseas Fund gained 27.62%, while its benchmark, the Morgan Stanley Capital International EAFE Index, returned 27.03%.(1) Consequently, the Fund placed solidly within the second quartile based on total return, placing 220th out of 835 international funds tracked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Mirroring equity markets in the U.S., foreign markets closed out the fiscal year higher. The period started on a positive note as most international stock markets staged a comeback after stumbling to multi-year lows in early October 2002. Global economic data and sentiment among corporate leadership was decidedly mixed, however, suggesting that gains were driven more by a shift in investor psychology than a noticeable improvement in the business climate. As the new year commenced, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar continued to weaken against a number of foreign currencies, most notably the euro, which remained a source of volatility despite the brighter economic outlook.

As the fiscal year wrapped up, the Morgan Stanley Capital International World Index posted a 23.71% gain, while the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index rose 27.03%.(1) Turning to individual countries, Japan emerged as one of the world's best-performing industrialized markets as the country's economy gained momentum and reform efforts seemed finally to take root.

66  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher. All three popular U.S. equity market indices finished in positive territory as well. The Dow Jones Industrial Average ended the period up 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1)

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Indian petrochemical company Reliance Industries, which holds stakes in a myriad of interests, including oil and gas exploration and telecommunications enterprises, provided the largest lift to the Fund's performance, while mortgage lender Housing Development Financing Corp., also of India, contributed as well. Brazilian iron ore producer Companhia Vale do Rio Doce gained significantly, as did two technology names: South Korea's Samsung Electronics, one of the world's largest producers of computer memory chips, and the United Kingdom's ARM Holdings PLC, a supplier of core technologies to the semiconductor chip industry.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Reliance Industries, Ltd.
   Housing Development Financing Corp.
   Companhia Vale do Rio Doce
   Samsung Electronics Co., Ltd.
   ARM Holdings PLC
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? German sports car manufacturer Porsche AG paced the Fund's detractors, followed by Japanese conglomerate Sony, well known for its consumer electronics and entertainment businesses. Sweden's Securitas AB, a security specialist also weighed on performance, along with Financial Times and education textbook publisher Pearson PLC of the United Kingdom and Swiss Reinsurance, a leading global reinsurer based in Switzerland.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Porsche A.G.
   Sony Corp.
   Securitas AB
   Pearson PLC
   Swiss Reinsurance
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
As we extensively research individual companies from across the global universe of stocks, broader sector considerations have minimal impact on our investment decisions. Looking back, however, we see that our holdings in the information technology sector, collectively overweight relative to the benchmark, and the financial industry, collectively underweight relative to the benchmark, most effectively boosted absolute returns. While no single sector detracted from our results, offering only limited gains were stocks within the industrials and telecommunications services groups.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
On an absolute basis, companies based in the United Kingdom and Japan led the Fund's performance, while Norwegian and Russian holdings weighed most heavily on results.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?
Currency hedges in place during the early part of the period detracted from performance as the U.S. dollar weakened against a broad range of international currencies. We have removed all of the currency hedges.

                                        Janus Equity Funds  October 31, 2003  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
This diversified fund selects primarily foreign companies based on their fundamental merits, rather than on their location, market capitalization or industry sector.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Common Stock - Domestic - 1.0%

Cash and Cash Equivalents - 1.2%

Common Stock - Foreign - 97.8%

Number of Stocks: 88
Top 10 Equities: 26.9%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Reliance Industries, Ltd.                              4.9%                 1.8%
Companhia Vale do Rio Doce (ADR)                       3.5%                 0.7%
Samsung Electronics Company, Ltd.                      3.3%                 1.5%
Standard Chartered PLC                                 2.3%                 1.2%
Roche Holding A.G                                      2.3%                   --
Grupo Televisa S.A. (ADR)                              2.3%                 2.0%
DBS Group Holdings, Ltd.                               2.1%                   --
Hon Hai Precision Industry
  Company, Ltd.                                        2.1%                   --
ARM Holdings PLC                                       2.1%                   --
Canadian Natural Resources, Ltd.                       2.0%                 0.5%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                                  MORGAN STANLEY
                                        JANUS        CAPITAL
                                       OVERSEAS    INTERNATIONAL
                                         FUND     EAFE(R) INDEX

Money Center Banks                       8.2%          12.7%
Medical - Drugs                          5.7%           7.9%
Commercial Banks                         5.6%           4.7%
Electric Products - Miscellaneous        5.3%           0.9%
Oil Companies - Integrated               5.2%           7.4%

TOP COUNTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

Japan             19.0%
India              9.7%
United Kingdom     9.7%
Switzerland        8.5%
Canada             7.7%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Overseas Fund 79th out of 478 international funds for the 5-year period.

* The Fund's inception date - 5/2/94.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance the investment process will consistently lead to successful investing.

68  Janus Equity Funds  October 31, 2003

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--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.8%
Advertising Sales - 1.1%
   5,946,689    Telefonica Publicidad e Informacion S.A. ....    $    29,934,252

Advertising Services - 1.1%
       6,953    Dentsu, Inc.# ...............................         31,307,000

Apparel Manufacturers - 1.1%
     181,635    Hermes International# .......................         31,272,305

Audio and Video Products - 2.2%
     560,900    Pioneer Corp. ...............................         13,979,770
   2,289,181    Thomson# ....................................         48,221,822

                                                                      62,201,592

Automotive - Cars and Light Trucks - 1.4%
   3,080,933    Maruti Udyog, Ltd.* .........................         21,971,712
   1,991,187    Tata Motors, Ltd. ...........................         16,454,101

                                                                      38,425,813

Automotive - Truck Parts and Equipment - Original - 0%
     144,600    TI Automotive, Ltd.*,(pound),(beta),(sigma) .                  0

Broadcast Services and Programming - 2.3%
   1,636,640    Grupo Televisa S.A. (ADR) ...................         63,419,800

Building - Residential and Commercial - 0.5%
  25,170,500    Land and Houses Public Company, Ltd. ........          7,634,119
  21,971,500    Land and Houses Public Company, Ltd.
                  (NVDR) ....................................          6,663,875

                                                                      14,297,994

Building and Construction Products - Miscellaneous - 0.7%
      97,950    Imerys S.A.# ................................         18,788,568

Chemicals - Specialty - 0.5%
      34,666    Givaudan S.A. ...............................         15,627,945

Commercial Banks - 5.6%
   1,974,847    Anglo Irish Bank Corporation PLC ............         23,715,870
  10,777,400    Bangkok Bank Public Company, Ltd.* ..........         23,232,407
     498,375    Credit Agricole S.A.# .......................         10,585,225
   1,830,000    Hang Seng Bank, Ltd.# .......................         22,858,239
     168,287    Julius Baer Holding, Ltd. ...................         54,568,259
     410,990    Kookmin Bank ................................         15,001,916
  15,464,500    PT Bank Buana Indonesia Tbk .................          6,415,861

                                                                     156,377,777

Computer Services - 1.3%
   1,405,217    TietoEnator Oyj .............................         37,246,334

Computers - 0.7%
   6,597,000    Compal Electronics, Inc. ....................          9,999,865
   4,044,000    Quanta Computer, Inc. .......................         11,010,151

                                                                      21,010,016

Computers - Peripheral Equipment - 2.6%
  13,276,400    Hon Hai Precision Industry Company, Ltd. ....         59,396,974
     368,341    Logitech International S.A.*,# ..............         14,757,252

                                                                      74,154,226

Diversified Financial Services - 1.5%
  40,013,000    Fubon Financial Holding Company, Ltd. .......         42,162,325

Diversified Minerals - 3.5%
   2,148,675    Companhia Vale do Rio Doce (ADR)# ...........         98,301,881

Diversified Operations - 2.9%
   2,973,000    Hutchison Whampoa, Ltd. .....................         23,065,980
     445,781    Louis Vuitton Moet Hennessy S.A.# ...........         30,809,079
   2,436,940    Smiths Group PLC# ...........................         29,009,707

                                                                      82,884,766

Shares or Principal Amount                                          Market Value
================================================================================
Electric Products - Miscellaneous - 5.3%
     267,190    LG Electronics, Inc. ........................    $    13,839,245
     232,830    Samsung Electronics Company, Ltd. ...........         92,463,115
  10,858,000    Toshiba Corp. ...............................         43,556,447

                                                                     149,858,807

Electronic Components - Semiconductors - 4.5%
  30,524,614    ARM Holdings PLC* ...........................         58,791,817
   2,237,470    Infineon Technologies A.G.*,# ...............         33,034,385
   1,345,348    STMicroelectronics N.V.# ....................         35,815,862

                                                                     127,642,064

Electronic Measuring Instruments - 0.6%
      71,400    Keyence Corp.# ..............................         15,704,298

Enterprise Software/Services - 0.8%
     236,000    Nomura Research Institute, Ltd. .............         23,721,290

Finance - Investment Bankers/Brokers - 2.6%
   4,605,000    Nikko Cordial Corp. .........................         24,839,814
   2,741,000    Nomura Holdings, Inc. .......................         47,073,344

                                                                      71,913,158

Finance - Mortgage Loan Banker - 1.5%
   3,575,750    Housing Development Finance
                  Corporation, Ltd. .........................         41,020,151

Hotels and Motels - 0.9%
     940,297    Fairmont Hotels & Resorts, Inc.# ............         24,220,117

Human Resources - 0.5%
       2,001    Pasona, Inc.* ...............................         14,361,113

Insurance Brokers - 0.9%
   2,811,686    Jardine Lloyd Thompson Group PLC ............         26,790,907

Internet Security - 2.5%
   2,448,970    Check Point Software Technologies, Ltd.* ....         41,608,000
   1,047,000    Trend Micro, Inc.*,# ........................         28,857,143

                                                                      70,465,143

Medical - Drugs - 5.7%
   3,762,500    Chugai Pharmaceutical Company, Ltd.# ........         53,595,989
     769,502    Roche Holding A.G. ..........................         63,675,691
      55,703    Serono S.A. - Class B .......................         38,460,165
     250,000    Shionogi and Company, Ltd. ..................          4,195,661

                                                                     159,927,506

Medical Products - 0.5%
      16,981    Synthes-Stratec, Inc. .......................         15,590,332

Miscellaneous Manufacturing - 1.0%
  14,005,911    FKI PLC .....................................         27,332,543

Money Center Banks - 8.2%
   1,032,881    Credit Suisse Group# ........................         36,392,472
   7,308,000    DBS Group Holdings, Ltd. ....................         60,027,571
       4,237    Mitsubishi Tokyo Financial Group, Inc.# .....         30,447,355
   4,156,013    Standard Chartered PLC ......................         66,576,312
       7,248    Sumitomo Mitsui Financial Group, Inc.# ......         36,459,217

                                                                     229,902,927

Multi-Line Insurance - 0.6%
     776,233    ING Groep N.V ...............................         16,116,801

Office Automation and Equipment - 2.3%
     702,000    Canon, Inc. .................................         33,971,346
     628,982    Neopost S.A.# ...............................         31,230,079

                                                                      65,201,425

Oil and Gas Drilling - 2.5%
     808,910    Nabors Industries, Ltd.*,# ..................         30,576,798
     975,600    Precision Drilling Corp.* ...................         38,393,654

                                                                      68,970,452

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  69

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--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Exploration and Production - 2.1%
   1,354,632    Canadian Natural Resources, Ltd. ............    $    57,544,418
      31,427    Niko Resources, Ltd. ........................            716,743

                                                                      58,261,161

Oil Companies - Integrated - 5.2%
     804,086    EnCana Corp.# ...............................         27,617,503
   2,391,550    Husky Energy, Inc.# .........................         39,301,517
     344,050    Lukoil (ADR) ................................         27,971,265
   1,313,392    Suncor Energy, Inc. .........................         27,592,353
     516,034    Yukos Oil Co. (ADR)# ........................         23,840,771

                                                                     146,323,409

Paper and Related Products - 2.3%
   1,096,410    Aracruz Celulose S.A. (ADR)# ................         30,809,121
   2,410,994    Billerud A.B.# ..............................         34,615,673

                                                                      65,424,794

Petrochemicals - 4.9%
  12,783,441    Reliance Industries, Ltd. ...................        137,171,008

Property and Casualty Insurance - 1.3%
       3,039    Millea Holdings, Inc. .......................         36,213,126

Real Estate Management/Services - 0.4%
   1,326,000    Mitsubishi Estate Company, Ltd. .............         12,713,003

Real Estate Operating/Development - 0.9%
   2,896,000    Sun Hung Kai Properties, Ltd. ...............         24,519,650

Retail - Automobile - 0.6%
     243,860    USS Company, Ltd.# ..........................         17,324,297

Retail - Diversified - 1.2%
     923,000    Ito-Yokado Company, Ltd.# ...................         33,919,316

Semiconductor Components/Integrated Circuits - 0.5%
     220,200    NEC Electronics Corp.* ......................         16,945,395

Semiconductor Equipment - 0.6%
     216,100    Tokyo Electron, Ltd.# .......................         15,489,771

Soap and Cleaning Preparations - 1.4%
  10,039,884    Hindustan Lever, Ltd. .......................         38,679,711

Steel - Producers - 0.7%
   2,349,232    Tata Iron and Steel Company, Ltd. ...........         18,580,816

Steel - Specialty - 1.1%
     773,200    Companhia Siderurgica Nacional S.A. (ADR)# ..         31,894,500

Telecommunication Equipment - 1.9%
   1,660,630    Comverse Technology, Inc.*,# ................         29,957,765
   1,382,213    Nokia Oyj ...................................         23,476,345

                                                                      53,434,110

Telecommunication Services - 1.8%
   2,357,095    Amdocs, Ltd. (New York Shares)* .............         50,583,259

Television - 0.5%
   1,297,868    British Sky Broadcasting Group PLC* .........         14,095,528

Tobacco - 1.5%
  16,491,000    PT Hanjaya Mandala Sampoerna Tbk ............          8,442,988
   3,989,658    Swedish Match A.B. ..........................         32,476,411

                                                                      40,919,399
--------------------------------------------------------------------------------
Total Common Stock (cost $2,220,700,079) ....................      2,778,643,881
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Other Securities - 7.2%
$  7,265,702    Foreign Bonds+ ..............................    $     7,265,702
                State Street Navigator Securities Lending
 195,684,778      Prime Portfolio+ ..........................        195,684,778
--------------------------------------------------------------------------------
Total Other Securities (cost $202,950,480) ..................        202,950,480
--------------------------------------------------------------------------------
Repurchase Agreement - 2.1%
  57,900,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $57,905,163
                  collateralized by $238,714,634
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $59,058,180
                  (cost $57,900,000) ........................         57,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,481,550,559) - 108.1% ......      3,039,494,361
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (8.1)%    (228,057,713)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,811,436,648
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.0%          $    30,576,798
Brazil                                             5.3%              161,005,502
Canada                                             7.1%              215,386,305
Finland                                            2.0%               60,722,679
France                                             5.6%              170,907,078
Germany                                            1.2%               37,198,893
Hong Kong                                          2.3%               70,443,869
India                                              9.0%              273,877,499
Indonesia                                          0.5%               14,858,849
Ireland                                            0.8%               23,715,870
Israel                                             1.4%               41,608,000
Japan                                             17.6%              534,674,695
Mexico                                             2.1%               63,419,800
Netherlands                                        1.8%               55,033,857
Russia                                             1.7%               51,812,036
Singapore                                          2.0%               60,027,571
South Korea                                        4.0%              121,304,276
Spain                                              1.0%               29,934,252
Sweden                                             2.2%               67,092,084
Switzerland                                        7.9%              239,072,116
Taiwan                                             4.0%              122,569,315
Thailand                                           1.2%               37,530,401
United Kingdom                                     9.0%              273,180,073
United States++                                    9.3%              283,542,543
--------------------------------------------------------------------------------
Total                                            100.0%          $ 3,039,494,361

++Includes Short-Term Securities (0.7% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

70  Janus Equity Funds  October 31, 2003

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--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

[PHOTO]
Laurence Chang
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

As you know, Helen Young Hayes, this Fund's manager since inception in 1991, retired in June of this year. I had the distinct pleasure of working alongside her for a large portion of the past decade, first as an analyst covering international stocks for Janus' international and global funds and later as co-manager of this Fund beginning in 1999. In my first letter to you as sole manager of Janus Worldwide Fund, I want to assure you of two things.

First, I want to underscore that I will never take my responsibilities to you, our shareholders, with anything less than the utmost seriousness. You've entrusted Janus and, more specifically, me to manage your money. In my view, that trust means I have responsibilities to you: to always make shareholder interests paramount; to treat all shareholders fairly; and to work diligently to find the best returns for your investments while never taking what I believe are unacceptable risks. While I can't guarantee what the Fund's performance will be, I can guarantee that I will never lose sight of these responsibilities.

Second, I intend to follow the same fundamental approach to global investing that has served Janus Worldwide Fund shareholders well in the past. During the time that I worked with Hayes as both a research analyst and co-portfolio manager, I came to believe that her approach to global growth investing - building a portfolio from the bottom up and focusing on companies with superior business models and growth potential - is the best approach. I remain firmly committed to it.

What does it mean to look for great business models and growth potential? To me, it means finding companies with superior business franchises - companies that are building deep competitive moats around their business by improving their products, market position, cost structure, or intellectual property. I believe that sustainable competitive advantages lead to superior economic returns, which are ultimately passed along to shareholders. I also focus on sustainable growth, looking for companies that can grow revenues over the long term because their markets are expanding, they are seizing opportunities to gain share or address new markets through innovative products, or they are extending their geographic footprint.

Let me share one example of a recent addition to the Fund that fits many of these criteria. British Sky Broadcasting (Sky) is the leading satellite TV broadcaster in the U.K. As cable competitors continue to struggle with massive debt burdens, Sky is currently benefiting from successful program offerings on its digital platform and has essentially deepened its competitive moat. In addition, low and declining subscriber acquisition costs and customer cancellation rates have helped Sky generate superior per-subscriber returns from an economic standpoint. Increasing scale and more internal programming are improving the cost of buying programming from outside suppliers. And the secular growth story is powerful, as Sky benefits from increasing pay-TV penetration in the U.K. (still only about half that of the U.S.), customer price increases, and new revenue streams, such as interactive betting. In the latest quarter, Sky reported revenue gains of 17% and a doubling of its operating income.

Of course, not all great companies make great investments, and we spend a considerable amount of time trying to assess whether the valuation captures the growth potential we see in the company. In the case of Sky, our estimates of the company's fundamentals suggested to us that the stock would be trading at an attractive valuation relative to the broader market within two years, both in terms of its price-to-earnings ratio and its free cash flow yield. We were particularly enthusiastic about Sky's compelling valuation given its far superior growth potential beyond 2005.

Unfortunately, the Fund's bias toward large-cap, high-quality global leaders, such as Sky, was deeply out of favor in 2003. Over the past year, investor focus has swung radically from concerns over global deflation and economic stagnation to widely shared anticipation of strong and globally synchronized economic growth. Not surprisingly, companies with the most to gain from this pick up, such as cyclical and technology businesses, performed well. But perhaps more than anything, the market rally in 2003 was characterized by the massive outperformance of smaller-cap, low-price, and "lower-quality" names - for example, companies with high financial leverage and lower returns on equity. Therefore, companies like Sky, even as it consistently exceeded our expectations during the year, meaningfully underperformed.

Janus Worldwide Fund did not perform well on a relative basis in this environment. For the 12 months ended October 31, 2003, the Fund gained 14.65%, while its benchmark, the Morgan Stanley Capital International World Index, returned 23.71%.(1) This performance placed the Fund in the fourth quartile based on total return, ranking it 303rd out of 326 Global Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

                                        Janus Equity Funds  October 31, 2003  71
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JANUS WORLDWIDE FUND

Given the Fund's larger size and its emphasis on a relatively smaller number of stocks, my bias has moved increasingly to mid- and larger-capitalization names. The environment of the past year, where companies under $2 billion in market capitalization outperformed companies with market capitalizations of over $100 billion by an astonishing 58 percentage points, obviously worked against the Fund. In addition, my traditional emphasis on strong franchises with high consistency of results and returns was out of sync with an environment where investors increased their appetite for risk and bid up companies that are most sensitive to an upturn in the economy. While we did see good performances by some companies perceived as higher risk by the market, such as Tyco and Credit Suisse, we did not take advantage of other opportunities.

While still retaining the Fund's basic investment philosophy and approach, I've changed the Fund's composition significantly over the past six months. First, I've positioned the Fund more aggressively. For example, I've added to our technology holdings, particularly those that have emerged from the massive shake-out in the industry with stronger competitive positioning and potential pent-up demand for their products and services. Cisco Systems fits these criteria and has been a strong performer for the Fund. I've also looked for investments that are benefiting from growth in new applications and markets. For instance, Korean semiconductor giant Samsung Electronics and U.S.-based SanDisk dominate the market for a certain type of flash-memory, which is important technology for digital cameras and higher-functioning cellular phones, an area currently seeing tremendous annual growth.

A second change within the Fund relates to its exposure to emerging markets, which has risen and now comprises approximately 19% of the portfolio. Many emerging markets, particularly in Asia, are seeing accelerated economic activity. Obviously, an important driver has been China. As China emerges as the "workshop of the world," we've found exciting opportunities in names such as Hon Hai Electronics, a contract electronics manufacturer with much of its production in low-cost facilities in mainland China. China's impact has been equally dramatic on the global demand equation for many goods. In the steel market for example, China's massive infrastructure and industrial production growth has benefited producers of key input materials like CVRD, the Brazilian mining company. Besides superior growth prospects, we believe valuations remain attractive, especially relative to developed market peers. Hon Hai Electronics currently trades at about 14 times our estimate of next year's earnings, a level we believe is too conservative in light of its potential growth rate of 20%-30%. CVRD, despite strong price performance, remains at least 25% cheaper than similar resource companies, which we believe is an unwarranted discount given its growth opportunities in iron ore, alumina, and copper.

Another change to the Fund is its increased weighting in Japan. After a 12-year bear market, we think valuations for Japanese stocks no longer appear high relative to those in the U.S. and Europe. We are even more excited that the earnings outlook for many companies in Japan is improving, driven by continued corporate cost cutting, a slowing rate of deflation and surprisingly strong business investment. In this context, we've found an increasing number of opportunities across a broad range of industries. As the banking system finally comes to grips with its massive book of bad loans, stronger banks, such as Mitsubishi Tokyo Financial Group, are beginning to move past credit issues toward efforts to expand core profitability. We expect a rebound in financial activity to benefit brokerage firms such as Nomura Securities. Great companies we've found in growth niches include Nitto Denko, which is a dominant supplier of high-technology films needed in the burgeoning liquid crystal display market.

After a painful experience the past few years, I am very mindful of stock valuations. In my opinion, valuations in some areas of the market are beginning to reach levels that suggest more limited upside potential in the near term. In addition, I believe that while chasing historical performance is emotionally easy, it is almost always a recipe for poor returns. Thus, I don't believe, for example, that it makes sense to move toward lower-quality or smaller companies, just to chase what has been working. More importantly, I think it is vital for me to remain consistent in my investment approach. While always retaining some flexibility, my emphasis will remain on finding great business franchises with strong growth prospects.

Finally, although the past year has been disappointing in terms of relative performance, I am committed to producing results that, as a fund manager and fellow fund shareholder, meet my high expectations.

Thank you for your investment in Janus Worldwide Fund.

Sincerely,

Laurence Chang

72  Janus Equity Funds  October 31, 2003

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--------------------------------------------------------------------------------

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Worldwide Fund $38,072
Morgan Stanley Capital International World IndexSM $22,982

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund ($38,072) as compared to the Morgan Stanley Capital International World Index ($22,982).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                       CALENDAR
                         YEAR-        ONE         FIVE        TEN       SINCE
                        TO-DATE       YEAR        YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Worldwide
Fund                     16.18%      14.65%       0.73%       8.84%      11.32%
--------------------------------------------------------------------------------
Morgan Stanley
Capital International
World IndexSM            23.39%      23.71%     (0.18)%       6.22%       6.91%
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Worldwide Fund advanced 14.65%, while its benchmark, the Morgan Stanley Capital International World Index,SM gained 23.71%.(1) As a result, the Fund ranked in the fourth quartile based on total return, placing 303rd out of 326 global funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Mirroring equity markets in the U.S., foreign markets closed out the fiscal year higher. The period started on a positive note as most international stock markets staged a comeback after stumbling to multi-year lows in early October 2002. Global economic data and sentiment among corporate leadership was decidedly mixed, however, suggesting that gains were driven more by a shift in investor psychology than a noticeable improvement in the business climate. As the new year commenced, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar continued to weaken against a number of foreign currencies, most notably the euro, which remained a source of volatility despite the brighter economic outlook.

As the fiscal year wrapped up, the Morgan Stanley Capital International World Index posted a 23.71% gain, while the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index soared 27.03%.(1) Turning to individual countries, Japan emerged as one of the world's best-performing industrialized markets as the country's economy gained momentum and reform efforts seemed finally to take root. Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher. All three popular U.S. equity market indices finished in positive territory as well. The Dow Jones Industrial Average ended the period up 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1)

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Our top contributor during the year was South Korean electronics producer Samsung Electronics. Indian industrial conglomerate Reliance Industries, which produces goods across a wide range of sectors, including energy, chemicals and textiles, also aided performance. Reliance has also been successful in its efforts to capitalize on the opportunities presented by India's fast-growing wireless communications market. Meanwhile, two financial companies - U.S.-based Citigroup and Japan's Mitsubishi Tokyo Financial - gained as global

                                        Janus Equity Funds  October 31, 2003  73

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--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

financial markets turned higher after a long period of lagging performance. Finally, U.S.-based electronic commerce specialist InterActiveCorp helped the Fund's results as investors bid this and other technology-related shares higher.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Samsung Electronics Co., Ltd.
   Reliance Industries, Ltd.
   Citigroup, Inc.
   Mitsubishi Tokyo Financial Group, Inc.
   InterActiveCorp
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Japanese consumer electronics and media company Sony Corp. was our single biggest detractor, followed by Swedish security services firm Securitas AB. Dutch publishing company Wolters Kluwer also declined, as did U.S.-based transaction processing firm Automatic Data Processing. Dixon's Group, which sells consumer electronics in its native U.K. and across continental Europe, rounded out our list of laggards.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Sony Corp.
   Securitas AB
   Wolters Kluwer
   Automatic Data Processing
   Dixon's Group
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Our fundamental research process focuses on finding solid individual companies in a range of industries and geographies. However, some sectors do impact performance more than others. Although no single sector contributed negatively to absolute performance, our investments in the consumer staples and industrial areas turned in only a modestly positive performance. That made the two sectors our biggest laggards when viewed on an absolute basis. Meanwhile, our exposure to the financial services and information technology sectors provided the greatest boost to performance as those sectors benefited from a general improvement in worldwide markets.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Nearly 40% of the Fund's average assets were invested in U.S. companies during the period, by far the largest geographic exposure in the Fund. That, together with generally strong performance by U.S. markets, naturally made the U.S. the single biggest contributor to the Fund's performance when viewed on an absolute basis. However, poor performances by several individual U.S.-based holdings caused our U.S. position, in aggregate, to underperform the U.S. component of our benchmark, the Morgan Stanley Capital International World Index and thus allowed the U.S. to become a drag on results when compared against our benchmark. Our U.K.-based investments, which collectively represented our second-largest exposure behind only the U.S., were also the second-largest contributors to performance. On the negative side of the ledger, our relatively modest exposure to Finland joined a small position in Russia to become our two biggest detractors from performance.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE? Residual currency hedges that were in place early in the period hurt performance. We reduced our hedges considerably during the year.

74  Janus Equity Funds  October 31, 2003

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--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
Normally emphasizing an investment mix from at least five different countries, including the US. This broadly diversified portfolio seeks high-quality growth franchises believed to be trading at reasonable prices.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 0.5%

Cash and Cash Equivalents - 2.8%

Common Stock - Domestic - 28.8%

Common Stock - Foreign - 67.9%

Number of Stocks: 129
Top 10 Equities: 25.9%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Samsung Electronics Company, Ltd.                      3.8%                 1.5%
Citigroup, Inc.                                        3.5%                 2.7%
Roche Holding A.G                                      3.0%                   --
Time Warner, Inc.                                      2.7%                 1.4%
HSBC Holdings PLC                                      2.7%                   --
Reliance Industries, Ltd.                              2.3%                 0.7%
Tyco International, Ltd.
  (New York Shares)                                    2.2%                 0.5%
UBS A.G                                                2.1%                 1.4%
Mitsubishi Tokyo Financial
  Group, Inc.                                          1.9%                   --
Credit Suisse Group                                    1.7%                   --

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                                   MORGAN STANLEY
                                        JANUS         CAPITAL
                                      WORLDWIDE     INTERNATIONAL
                                         FUND      WORLD INDEXSM

Money Center Banks                       9.7%           5.3%
Finance - Investment Bankers/Brokers     6.4%           3.4%
Medical - Drugs                          5.6%           7.0%
Diversified Operations                   4.4%           3.7%
Multimedia                               4.0%           1.7%

TOP COUNTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

United States        28.8%
Japan                13.9%
United Kingdom       10.0%
Switzerland           7.6%
South Korea           5.0%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Worldwide Fund 106th out of 170 and 12th out of 40 global funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date - 5/15/91.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance the investment process will consistently lead to successful investing.

                                          Janus Equity Funds October 31, 2003 75

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--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 96.7%
Advertising Services - 0.7%
   8,733,024    WPP Group PLC ...............................    $    83,285,962

Aerospace and Defense - 1.1%
   1,292,185    Lockheed Martin Corp. .......................         59,905,697
     784,545    Northrop Grumman Corp. ......................         70,138,323

                                                                     130,044,020

Aerospace and Defense - Equipment - 0.9%
   1,188,255    United Technologies Corp. ...................        100,633,316

Applications Software - 2.0%
     942,157    Infosys Technologies, Ltd. ..................         98,569,997
   5,100,205    Microsoft Corp. .............................        133,370,361

                                                                     231,940,358

Audio and Video Products - 0.4%
   1,994,700    Pioneer Corp. ...............................         49,715,541

Automotive - Cars and Light Trucks - Original - 1.0%
   1,472,100    Honda Motor Company, Ltd.# ..................         58,115,377
   1,892,700    Toyota Motor Corp.# .........................         53,887,761

                                                                     112,003,138

Automotive - Truck Parts and Equipment - Original - 0%
     137,800    Autoliv A.B. (SDR) ..........................          4,539,844

Broadcast Services and Programming - 2.0%
   1,680,691    Clear Channel Communications, Inc. ..........         68,605,807
   3,223,150    Grupo Televisa S.A. (ADR) ...................        124,897,062
   3,647,190    Liberty Media Corp. - Class A* ..............         36,800,147

                                                                     230,303,016

Building and Construction Products - Miscellaneous - 0.2%
   3,308,000    Matsushita Electric Works, Ltd. .............         24,854,760

Cellular Telecommunications - 2.2%
  52,085,640    China Mobile, Ltd.# .........................        147,892,636
      33,045    NTT DoCoMo, Inc.# ...........................         71,539,637
     154,050    SK Telecom Company, Ltd. ....................         27,204,435

                                                                     246,636,708

Chemicals - Diversified - 0.5%
   1,005,400    Nitto Denko Corp. ...........................         52,768,982

Chemicals - Specialty - 0.4%
     106,868    Givaudan S.A. ...............................         48,177,672

Commercial Banks - 0.7%
   1,544,948    Credit Agricole S.A.# .......................         32,813,889
   1,351,740    Kookmin Bank ................................         49,341,078

                                                                      82,154,967

Computers - 2.0%
   1,755,420    Dell, Inc.* .................................         63,405,770
   3,044,195    Hewlett-Packard Co. .........................         67,915,990
  35,157,000    Quanta Computer, Inc. .......................         95,718,074

                                                                     227,039,834

Computers - Memory Devices - 1.7%
   1,688,325    SanDisk Corp.*,# ............................        136,078,995
   1,542,020    VERITAS Software Corp.* .....................         55,744,023

                                                                     191,823,018

Computers - Peripheral Equipment - 1.6%
  24,445,000    Benq Corp. ..................................         31,298,225
  32,640,800    Hon Hai Precision Industry Company, Ltd. ....        146,030,909

                                                                     177,329,134

Shares or Principal Amount                                          Market Value
================================================================================
Cosmetics and Toiletries - 0.7%
   4,037,285    Kao Corp.# ..................................    $    82,996,899

Distribution and Wholesale - 0.2%
   2,685,000    Mitsubishi Corp. ............................         27,867,240

Diversified Financial Services - 2.6%
  51,864,000    Fubon Financial Holding Company, Ltd. .......         54,649,909
   3,848,324    UBS A.G. ....................................        236,312,730

                                                                     290,962,639

Diversified Minerals - 0.9%
   2,322,550    Companhia Vale do Rio Doce (ADR) ............        106,256,663

Diversified Operations - 4.4%
   7,598,000    Hutchison Whampoa, Ltd.# ....................         58,948,979
   2,697,467    Louis Vuitton Moet Hennessy S.A.# ...........        186,428,922
  12,051,975    Tyco International, Ltd. (New York Shares) ..        251,645,238

                                                                     497,023,139

Diversified Operations - Commercial Services - 0.7%
   3,919,355    Cendant Corp.* ..............................         80,072,423

E-Commerce/Services - 1.1%
     521,700    eBay, Inc.* .................................         29,183,898
   2,488,506    InterActiveCorp*,# ..........................         91,353,055

                                                                     120,536,953

Electric Products - Miscellaneous - 3.8%
   1,098,795    Samsung Electronics Company, Ltd. ...........        436,361,329

Electronic Components - Miscellaneous - 0.9%
     838,800    Fanuc, Ltd.# ................................         50,434,056
   2,486,700    Omron Corp. .................................         54,513,549

                                                                     104,947,605

Electronic Components - Semiconductors - 2.9%
     824,500    Intel Corp. .................................         27,249,725
     325,200    Rohm Company, Ltd.# .........................         43,839,214
   4,670,008    STMicroelectronics N.V.# ....................        124,324,980
   2,859,420    Texas Instruments, Inc. .....................         82,694,426
   1,540,140    Xilinx, Inc.* ...............................         48,822,438

                                                                     326,930,783

Electronic Connectors - 0.3%
     292,600    Hirose Electric Company, Ltd.# ..............         35,957,848

Enterprise Software/Services - 0.4%
     279,993    SAP A.G. ....................................         40,589,987

Fiduciary Banks - 1.4%
   3,648,330    Bank of New York Company, Inc. ..............        113,791,413
     968,925    Northern Trust Corp. ........................         45,006,566

                                                                     158,797,979

Finance - Investment Bankers/Brokers - 6.4%
   8,397,321    Citigroup, Inc. .............................        398,033,014
   1,928,485    Merrill Lynch & Company, Inc. ...............        114,166,312
  11,703,000    Nikko Cordial Corp.# ........................         63,127,111
   9,037,000    Nomura Holdings, Inc.# ......................        155,199,491

                                                                     730,525,928

Food - Catering - 0.8%
  16,509,012    Compass Group PLC ...........................         95,391,359

Food - Retail - 0.6%
  15,597,331    Tesco PLC ...................................         62,530,650

Hotels and Motels - 0.3%
   1,137,525    Starwood Hotels & Resorts Worldwide, Inc. ...         38,368,718

See Notes to Schedules of Investments and Financial Statements.

76  Janus Equity Funds  October 31, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Insurance Brokers - 0.4%
      46,645    Marsh & McLennan Companies, Inc. ............    $     1,994,074
   1,355,790    Willis Group Holdings, Ltd. .................         45,147,807

                                                                      47,141,881

Internet Security - 0.8%
   5,397,147    Check Point Software Technologies, Ltd.* ....         91,697,528

Machinery - Construction and Mining - 1.3%
   2,320,743    Atlas Copco A.B. - Class A# .................         81,514,758
  11,168,000    Komatsu, Ltd.# ..............................         60,444,444

                                                                     141,959,202

Medical - Drugs - 5.6%
     272,455    Altana A.G. .................................         17,167,196
     638,723    Aventis S.A. ................................         33,822,541
   2,286,700    Chugai Pharmaceutical Company, Ltd. .........         32,573,541
   4,074,101    Roche Holding A.G. ..........................        337,128,684
   1,710,580    Sanofi-Synthelabo S.A. ......................        105,893,252
      71,233    Serono S.A. - Class B# ......................         49,182,862
   1,051,820    Teva Pharmaceutical Industries, Ltd. (ADR)# .         59,838,040

                                                                     635,606,116

Medical - HMO - 2.4%
   1,672,970    Anthem, Inc.* ...............................        114,481,337
   3,083,345    UnitedHealth Group, Inc. ....................        156,880,594

                                                                     271,361,931

Medical Instruments - 1.5%
   3,716,396    Medtronic, Inc. .............................        169,356,166

Medical Products - 0.7%
   2,855,355    Baxter International, Inc. ..................         75,895,336

Metal - Aluminum - 0.3%
     585,032    MMC Norilsk Nickel (ADR) ....................         30,246,154

Metal - Diversified - 1.0%
     499,905    Rio Tinto, Ltd. .............................         12,645,540
   4,336,434    Rio Tinto PLC ...............................        105,303,598

                                                                     117,949,138

Money Center Banks - 9.7%
   9,121,204    Banca Intesa S.p.A.# ........................         30,750,732
   5,417,426    Credit Suisse Group .........................        190,877,287
  13,640,000    DBS Group Holdings, Ltd. ....................        112,038,324
  20,133,545    HSBC Holdings PLC ...........................        302,537,805
      30,167    Mitsubishi Tokyo Financial Group, Inc.# .....        216,782,007
   2,158,642    Royal Bank of Scotland Group PLC ............         57,913,969
   8,970,004    Standard Chartered PLC ......................        143,692,953
       9,186    Sumitomo Mitsui Financial Group, Inc.# ......         46,207,832

                                                                   1,100,800,909

Multi-Line Insurance - 1.4%
   6,212,358    Aegon N.V ...................................         81,464,963
   3,524,494    ING Groep N.V ...............................         73,178,503

                                                                     154,643,466

Multimedia - 3.5%
   4,766,243    News Corporation, Ltd. ......................         42,443,409
  20,170,030    Time Warner, Inc.* ..........................        308,399,759
   2,173,830    Walt Disney Co. .............................         49,215,511

                                                                     400,058,679

Networking Products - 1.6%
   8,454,275    Cisco Systems, Inc.* ........................        177,370,690

Office Automation and Equipment - 1.6%
   3,720,000    Canon, Inc.# ................................        180,019,102

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Exploration and Production - 1.5%
   1,239,406    Canadian Natural Resources, Ltd. ............    $    52,649,648
  50,318,000    CNOOC, Ltd.# ................................         94,925,075
     543,960    EOG Resources, Inc. .........................         22,922,474

                                                                     170,497,197

Oil Companies - Integrated - 2.9%
   2,171,315    EnCana Corp.# ...............................         74,576,970
     819,255    Lukoil (ADR) ................................         66,605,432
   1,314,950    Suncor Energy, Inc. .........................         27,625,084
     373,893    Total S.A. - Class B ........................         58,114,437
   2,286,056    Yukos Oil Co. (ADR)# ........................        105,615,786

                                                                     332,537,709

Petrochemicals - 2.3%
  24,414,017    Reliance Industries, Ltd. ...................        261,971,353

Pharmacy Services - 0.7%
   2,449,225    Medco Health Solutions, Inc.* ...............         81,314,270

Property and Casualty Insurance - 0.5%
       4,238    Millea Holdings, Inc. .......................         50,500,569
  10,716,000    PICC Property and Casualty Company, Ltd. ....          2,508,863

                                                                      53,009,432

Real Estate Management/Services - 0.2%
   2,601,000    Mitsubishi Estate Company, Ltd. .............         24,937,045

Real Estate Operating/Development - 1.0%
   3,779,000    Cheng Kong Holdings, Ltd.# ..................         31,509,145
   9,816,000    Sun Hung Kai Properties, Ltd.# ..............         83,109,421

                                                                     114,618,566

Retail - Automobile - 0.1%
     170,025    CarMax, Inc.* ...............................          5,357,488

Retail - Diversified - 0.5%
   1,362,000    Ito-Yokado Company, Ltd.# ...................         50,052,122

Retail - Drug Store - 0.5%
   1,433,145    Walgreen Co. ................................         49,902,109

Retail - Hypermarkets - 0.5%
  18,019,300    Wal- Mart de Mexico S.A. de C.V .............         50,248,206

Retail - Restaurants - 0.6%
   2,508,860    McDonald's Corp. ............................         62,746,589

Semiconductor Components/Integrated Circuits - 1.2%
     579,000    NEC Electronics Corp.*,# ....................         44,556,693
 103,386,000    United Microelectronics Corp.* ..............         94,637,340

                                                                     139,194,033

Semiconductor Equipment - 1.1%
   1,326,325    KLA-Tencor Corp.*,# .........................         76,038,213
     662,600    Tokyo Electron, Ltd.# .......................         47,494,319

                                                                     123,532,532

Soap and Cleaning Preparations - 0.6%
   3,485,609    Reckitt Benckiser PLC .......................         73,226,816

Steel - Producers - 1.3%
  11,435,000    China Steel Corp. ...........................          9,222,043
   2,483,000    China Steel Corp. (GDR) .....................         39,728,000
     495,130    Pohang Iron & Steel Company, Ltd. ...........         57,733,787
   4,844,534    Tata Iron and Steel Company, Ltd. ...........         38,316,946

                                                                     145,000,776

Telecommunication Equipment - 0.3%
   2,095,024    Nokia Oyj ...................................         35,583,160

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  77

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--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Services - 0.7%
   1,823,965    Amdocs, Ltd. (New York Shares)* .............    $    39,142,289
   2,330,680    Chunghwa Telecom Company, Ltd. (ADR) ........         36,078,926

                                                                      75,221,215

Telephone - Integrated - 0.6%
   4,232,102    Deutsche Telekom A.G.*,# ....................         66,419,436

Television - 1.5%
  15,604,907    British Sky Broadcasting Group PLC* .........        169,477,479

Web Portals/Internet Service Providers - 0.5%
   1,301,105    Yahoo!, Inc.* ...............................         56,858,289
--------------------------------------------------------------------------------
Total Common Stock (cost $9,331,513,207) ....................     10,965,180,532
--------------------------------------------------------------------------------
Preferred Stock - 0.5%
Multimedia - 0.5%
   7,166,090    News Corporation, Ltd. (cost $45,377,571) ...         52,729,222
--------------------------------------------------------------------------------
Rights - 0%
Commercial Banks - 0%
   1,544,948    Credit Agricole S.A.#,(beta)(cost $0) .......            359,211
--------------------------------------------------------------------------------
Other Securities - 4.3%
                State Street Navigator Securities Lending
$490,602,437      Prime Portfolio (cost $490,602,437)+ ......        490,602,437
--------------------------------------------------------------------------------
Repurchase Agreements - 3.5%
  57,500,000    Bear Stearns & Company, Inc., 1.08%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $57,505,175
                  collateralized by $58,875,295
                  in U.S. Government Obligations
                  5.00%-5.50%, 10/1/33
                  with a value of $58,651,044 ...............         57,500,000
 137,400,000    Citigroup Global Markets, Inc., 1.1125%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $137,412,738
                  collateralized by $579,418,076
                  in U.S. Government Agencies
                  0%-16.00%, 11/1/03-6/1/34
                  with a value of $140,570,284 ..............        137,400,000
 200,000,000    Citigroup Global Markets, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $200,017,833
                  collateralized by $201,109,200
                  in U.S. Government Agencies
                  0%-9.50%, 4/28/04-8/16/33
                  with a value of $204,001,688 ..............        200,000,000
   4,400,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $4,400,392
                  collateralized by $18,140,663
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $4,488,014 ................          4,400,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $399,300,000) .............        399,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $10,266,793,215) - 105.0% .....     11,908,171,402
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (5.0)%    (567,516,397)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $11,340,655,005
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Australia                                          0.9%          $   107,818,171
Bermuda                                            2.5%              296,793,045
Brazil                                             0.9%              106,256,663
Canada                                             1.3%              154,851,702
Finland                                            0.3%               35,583,160
France                                             3.5%              417,432,252
Germany                                            1.0%              124,176,619
Hong Kong                                          3.5%              418,894,119
India                                              3.4%              398,858,296
Israel                                             1.3%              151,535,568
Italy                                              0.3%               30,750,732
Japan                                             13.3%            1,578,385,140
Mexico                                             1.5%              175,145,268
Netherlands                                        2.3%              278,968,446
Russia                                             1.7%              202,467,372
Singapore                                          0.9%              112,038,324
South Korea                                        4.8%              570,640,629
Sweden                                             0.7%               86,054,602
Switzerland                                        7.2%              861,679,235
Taiwan                                             4.3%              507,363,426
United Kingdom                                     9.5%            1,132,502,880
United States++                                   34.9%            4,159,975,753
--------------------------------------------------------------------------------
Total                                            100.0%          $11,908,171,402

++Includes Short-Term Securities (27.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

78  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

[PHOTO]
Karen L. Reidy
portfolio manager

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Balanced Fund advanced 9.34%, while the S&P 500(R) Index, the benchmark for the equity portion of the Fund, gained 20.79%, and the Lehman Brothers Government/Credit Index, the Fund's fixed-income benchmark, added 6.17%.(1) The Fund received a fourth quartile position for this performance based on total return, ranking 503 out of 524 balanced funds tracked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The Lehman Brothers Gov/Corp Index advanced 6.17% and finished in positive territory for the 4th year running. Fixed income index returns were driven primarily by the corporate sector, with the Lehman Brothers Credit Bond Index returning 10.57% during the year; meanwhile, treasury yields rose and fell with the headline news and the fortunes of the stock market, finishing the period up a mere 0.40%.(1)

The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. The Treasury market surged in early March on fears about the war, only to back up sharply as equity markets rebounded. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted and the Treasury market exceeded its March highs, peaking in June on economic concerns. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate on June 25th to a 45-year low of 1% in an attempt to protect against deflation. But, the bond market again backed up sharply in July/August when unemployment showed early signs of improvement. As the fiscal year came to a close, stocks added to their springtime gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected third quarter GDP growth, prevailed despite questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
In addition to feeling the lingering effects of an economic slowdown, the consequences of war and SARS also weighed heavily on investors last year. This kept a lid on business travel and capital spending in 2003. As such, I felt it prudent to keep the Fund defensively positioned. Early in the period, the fund's allocation to fixed income was raised to greater than 45% of assets; stock investments were geared toward companies with lower but more consistent growth potential, along with those focused on driving cash flow to reduce debt or pay dividends. However, this strategy held back the Fund's performance as the equity market quickly discounted an anticipated economic recovery resulting in stocks meaningfully outperforming bonds. Further, equities with high revenue growth potential were more richly rewarded than those delivering steady performance.

To reiterate, my investment strategy is to continue finding opportunities to invest in what I view as undervalued companies with characteristics that include accelerating free cash flow, improving returns on invested capital and differentiable competitive strengths. My goal is to seek a balance of growth and value to create a lower volatility portfolio that can generate market-beating results for the Fund's shareholders.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Propelling the Fund higher was online media giant Yahoo!, which enjoyed an impressive triple-digit gain during the period and contributed significantly to our performance. Semiconductor manufacturer Texas Instruments, whose chips power half the cellular phones sold last year, also was a standout. Global financial services powerhouse Citigroup rewarded us as well. Rounding out our top performers were consumer electronics retailer Best Buy Co. and Marriott International, which operates or franchises more than 2,500 hotels and other lodging facilities worldwide.

                                        Janus Equity Funds  October 31, 2003  79

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

While the equity portion of the Fund made a much more significant contribution to our absolute performance than the income portion did, we are pleased to note that our fixed-income investments collectively outpaced the Lehman Brothers Government/Credit Index. Specifically, Comcast and Time Warner were meaningful performance contributors on the bond side.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Yahoo!, Inc.
   Texas Instruments, Inc.
   Citigroup, Inc.
   Best Buy Co.
   Marriott International, Inc.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Payroll and tax filing processor Automatic Data Processing weighed most on the Fund's results during the period. Elsewhere, insurance holding company American International Group, better known as AIG, made our list of top detractors as well. Also disappointing us was Viacom, owner of a diverse stable of branded media properties such as MTV, CBS, Paramount Pictures and Blockbuster Video, to name a few. Additionally, natural-gas producer El Paso Corp. was a laggard, as was health care firm Johnson & Johnson.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Automatic Data Processing
   AIG, Inc.
   Viacom, Inc.
   El Paso Corp.
   Johnson & Johnson
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
While maintaining our bottom-up approach to building the portfolio one security at a time, certain sectors did have a material impact on the Fund. For example, the sector with the greatest positive impact on our absolute performance was information technology. However, the Fund's underweight position in technology compared to the S&P 500(R) Index was the primary reason we underperformed the index, as this was a particularly strong-performing area of the market during the period. Also contributing to this relative underperformance were weak results posted by several of our holdings within the consumer discretionary sector, although, on an absolute basis, this group contributed strongly to the Fund's results. Meanwhile, sectors that detracted from our absolute results included telecommunications and utilities. Relative to the S&P 500(R) Index, we held minimal exposure to both of these sectors, which performed well for the market.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Given my improved confidence in economic expansion (witness, lower jobless claims and plans for increased capital spending), I have repositioned the portfolio by investing in a mix of equities that I believe possess high operating leverage to the economy as well as those with accelerating revenue growth. With regard to my strategy, a full-court-press defense has given way to a bit more offense. For example, in the coming year I plan to maintain a fixed-income allocation of only a 40% rather than 45%-50%, which was the average during the most recent 12-month period. To be sure, continued discipline with respect to valuation and finding the right balance between value and growth remain priorities.

On a more personal note, I want to express my disappointment in this year's performance. I was clearly too cautious on the economy. Balanced fund shareholders deserve to participate in the best possible return opportunities available in both stocks and bonds. Not a day goes by when I don't stop to think about the responsibility and trust that our investors have placed in me and in the entire Janus team. We appreciate your confidence and will continue to work hard to maintain it through our actions and performance.

[GRAPH]

Janus Balanced Fund $34,335
S&P 500(R) Index $31,450
Lehman Brothers Government/Credit Index $21,841

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/ Credit Index. Janus Balanced Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through through October 31, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Balanced Fund, ($34,335) as compared to the S&P 500 Index ($31,450) and the Lehman Brothers Government/Credit Index ($21,841).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                       CALENDAR
                         YEAR-        ONE         FIVE        TEN       SINCE
                        TO-DATE       YEAR        YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Balanced Fund       9.70%       9.34%       6.28%      10.72%      11.68%
--------------------------------------------------------------------------------
S&P 500(R) Index         21.19%      20.79%       0.53%      10.43%      10.81%
--------------------------------------------------------------------------------
Lehman Brothers
Government/Credit
Index                     3.37%       6.17%       6.57%       6.77%       7.25%
--------------------------------------------------------------------------------

80  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To attempt to achieve a diversified and balanced mix of equity and income-producing securities (typically 40%-60% of each), this fund invests primarily in mature companies believed to demonstrate a history of solid earnings, strong cash flows, and shareholder-oriented management.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Foreign Bonds/Non Dollar Bonds - 1.8%

Cash and Cash Equivalents - 2.0%

U.S. Treasury Notes/Bonds - 7.3%

U.S. Government Agencies - 8.2%

Common Stock - Foreign - 10.8%

Corporate Bonds - Domestic - 24.2%

Common Stock - Domestic - 45.7%

Number of Bonds: 159
Number of Stocks: 76
Top 10 Equities: 15.6%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Citigroup, Inc.                                        2.2%                 1.5%
Tyco International, Ltd.
  (New York Shares)                                    1.9%                   --
3M Co.                                                 1.6%                 1.4%
Gannett Co.                                            1.5%                 1.7%
Wal-Mart Stores, Inc.                                  1.5%                 0.6%
Reckitt Benckiser PLC                                  1.4%                   --
Roche Holding A.G                                      1.4%                   --
Time Warner, Inc.                                      1.4%                 0.7%
Procter & Gamble Co.                                   1.4%                 0.9%
Marriott International, Inc. - Class A                 1.3%                 0.7%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                       BALANCED      S&P 500(R)
                                         FUND          INDEX

Diversified Operations                   8.0%           5.2%
Multimedia                               6.2%           2.1%
Finance - Investment Bankers/Brokers     3.7%           5.4%
Hotels and Motels                        3.4%           0.2%
Oil  Companies - Integrated              3.0%           4.0%
Computers                                2.8%           3.5%
Cable Television                         2.7%           0.8%
Medical - Drugs                          2.7%           6.7%
Electronic Components - Seiconductors    2.4%           3.4%
Retail - Discount                        2.4%           3.5%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Balanced Fund 24th out of 349 and 9th out of 112 balanced funds for the 5-, and 10-year periods respectively.

* The Fund's inception date - 9/1/92.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2003  81

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 56.5%
Aerospace and Defense - 0.8%
     219,280    General Dynamics Corp.# .....................    $    18,353,736
     263,755    Lockheed Martin Corp.# ......................         12,227,682

                                                                      30,581,418

Airlines - 0.4%
     807,935    Southwest Airlines Co. ......................         15,673,939

Applications Software - 1.2%
   1,812,660    Microsoft Corp. .............................         47,401,059

Automotive - Cars and Light Trucks - 0.3%
     294,822    BMW A.G.**,# ................................         11,824,540

Beverages - Non-Alcoholic - 0.6%
     542,175    PepsiCo, Inc. ...............................         25,926,809

Brewery - 1.1%
     851,710    Anheuser-Busch Companies, Inc. ..............         41,955,235

Broadcast Services and Programming - 0.8%
     606,435    Fox Entertainment Group, Inc.* ..............         16,798,249
   1,552,110    Liberty Media Corp. - Class A* ..............         15,660,790

                                                                      32,459,039

Cable Television - 0.7%
     412,519    Comcast Corp. - Class A* ....................         13,992,644
     449,107    Comcast Corp. - Special Class A* ............         14,649,871

                                                                      28,642,515

Computers - 2.1%
   1,081,165    Dell, Inc.*,# ...............................         39,051,680
     474,480    IBM Corp. ...................................         42,456,470

                                                                      81,508,150

Computers - Memory Devices - 0.4%
     421,735    VERITAS Software Corp.* .....................         15,245,720

Computers - Peripheral Equipment - 0.5%
     262,040    Lexmark International Group, Inc.
                  - Class A*,# ..............................         19,288,764
Cosmetics and Toiletries - 1.8%
      93,220    Avon Products, Inc.# ........................          6,335,231
     331,705    International Flavors & Fragrances, Inc.# ...         10,979,436
     553,720    Procter & Gamble Co. ........................         54,425,139

                                                                      71,739,806

Diversified Operations - 6.3%
     791,235    3M Co. ......................................         62,404,704
   1,445,335    General Electric Co. ........................         41,929,168
     889,425    Honeywell International, Inc.# ..............         27,225,299
     637,944    Louis Vuitton Moet Hennessy S.A.**,# ........         44,089,960
   3,506,460    Tyco International, Ltd. (New York Shares)# .         73,214,885

                                                                     248,864,016

E-Commerce/Products - 0.4%
     298,930    Amazon.com, Inc.*,# .........................         16,267,771

E-Commerce/Services - 0.4%
     260,330    eBay, Inc.* .................................         14,562,860

Electric Products - Miscellaneous - 0.6%
      60,200    Samsung Electronics Company, Ltd.** .........         23,907,055

Electronic Components - Semiconductors - 2.2%
   1,164,810    Intel Corp. .................................         38,496,971
   1,693,795    Texas Instruments, Inc.# ....................         48,984,551

                                                                      87,481,522

Enterprise Software/Services - 0.6%
   1,835,755    Oracle Corp.* ...............................         21,955,630

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Credit Card - 0.7%
     614,570    American Express Co. ........................    $    28,841,770

Finance - Investment Bankers/Brokers - 2.7%
   1,794,642    Citigroup, Inc. .............................         85,066,030
     216,960    Goldman Sachs Group, Inc.# ..................         20,372,544

                                                                     105,438,574

Finance - Mortgage Loan Banker - 0.9%
     638,100    Freddie Mac .................................         35,816,553

Food - Diversified - 0.3%
     381,260    Kellogg Co. .................................         12,631,144

Hotels and Motels - 2.7%
     360,582    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)** .......................          9,281,381
      14,000    Four Seasons Hotels, Inc.** .................            771,820
   1,238,690    Marriott International, Inc. - Class A# .....         53,511,407
   1,231,835    Starwood Hotels & Resorts Worldwide, Inc.# ..         41,549,795

                                                                     105,114,403

Medical - Drugs - 2.6%
     173,920    Forest Laboratories, Inc.* ..................          8,697,739
   1,212,315    Pfizer, Inc. ................................         38,309,154
     667,819    Roche Holding A.G. ..........................         55,261,502

                                                                     102,268,395

Medical - Generic Drugs - 0.9%
     444,680    Barr Laboratories, Inc.*,# ..................         34,138,084

Medical - HMO - 0.6%
     384,890    Aetna, Inc. .................................         22,096,535

Medical Instruments - 0.7%
     618,255    Medtronic, Inc.# ............................         28,173,880

Money Center Banks - 0.3%
     837,710    HSBC Holdings PLC** .........................         12,587,895

Multimedia - 3.7%
     714,620    Gannett Company, Inc.# ......................         60,106,687
   3,568,455    Time Warner, Inc.* ..........................         54,561,677
     752,695    Viacom, Inc. - Class B ......................         30,009,950

                                                                     144,678,314

Networking Products - 0.7%
   1,363,070    Cisco Systems, Inc.* ........................         28,597,209

Non-Hazardous Waste Disposal - 1.1%
   1,612,800    Waste Management, Inc. ......................         41,803,776

Oil Companies - Exploration and Production - 0.3%
     180,608    Apache Corp.# ...............................         12,591,990

Oil Companies - Integrated - 2.7%
      83,187    EnCana Corp.** ..............................          2,857,178
     466,650    EnCana Corp. (New York Shares)** ............         16,038,761
   1,156,940    Exxon Mobil Corp. ...........................         42,320,865
     282,308    Total S.A. - Class B** ......................         43,879,320

                                                                     105,096,124

Pharmacy Services - 1.2%
     760,430    Caremark Rx, Inc.*,# ........................         19,048,772
     826,718    Medco Health Solutions, Inc.*,# .............         27,447,037

                                                                      46,495,809

Pipelines - 0.3%
   1,368,920    El Paso Corp.# ..............................         10,047,873

Publishing - Newspapers - 0.5%
     387,845    Dow Jones & Company, Inc.# ..................         20,156,305

Reinsurance - 0.9%
      13,992    Berkshire Hathaway, Inc. - Class B*,# .......         36,274,260

See Notes to Schedules of Investments and Financial Statements.

82  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Consumer Electronics - 1.2%
     782,875    Best Buy Company, Inc.*,# ...................    $    45,649,441

Retail - Discount - 1.5%
     978,540    Wal-Mart Stores, Inc. .......................         57,684,933

Retail - Major Department Stores - 0.5%
     770,925    J.C. Penney Company, Inc.# ..................         18,232,376

Semiconductor Components/Integrated Circuits - 0.9%
     406,605    Linear Technology Corp. .....................         17,325,439
     382,065    Maxim Integrated Products, Inc. .............         18,992,451

                                                                      36,317,890

Soap and Cleaning Preparations - 1.4%
   2,638,002    Reckitt Benckiser PLC** .....................         55,420,010

Super-Regional Banks - 1.4%
     381,215    Bank of America Corp.# ......................         28,869,412
   1,013,363    U.S. Bancorp# ...............................         27,583,741

                                                                      56,453,153

Telecommunication Equipment - 0.5%
   1,100,430    Nokia Oyj (ADR)**,# .........................         18,696,306

Telephone - Integrated - 0.5%
   1,160,124    Deutsche Telekom A.G.*,** ...................         18,207,213

Textile - Home Furnishings - 0.5%
     288,700    Mohawk Industries, Inc.*,# ..................         21,398,444

Toys - 0.4%
     773,715    Mattel, Inc.# ...............................         14,979,122

Transportation - Railroad - 0.9%
     611,290    Canadian National Railway Co.
                  (New York Shares)** .......................         36,799,658

Transportation - Services - 0.5%
     274,085    FedEx Corp. .................................         20,764,680

Web Portals/Internet Service Providers - 1.3%
   1,127,635    Yahoo!, Inc.* ...............................         49,277,650
--------------------------------------------------------------------------------
Total Common Stock (cost $1,963,195,263) ....................      2,218,015,617
--------------------------------------------------------------------------------
Corporate Bonds - 26.0%
Aerospace and Defense - 0.7%
                Lockheed Martin Corp.:
$  7,050,000      8.20%, notes, due 12/1/09 .................          8,517,119
  17,045,000      7.65%, company guaranteed
                  notes, due 5/1/16 .........................         20,522,010

                                                                      29,039,129

Automotive - Truck Parts and Equipment - Original - 1.1%
                Delphi Corp.:
   2,440,000      6.125%, notes, due 5/1/04 .................          2,493,904
   6,555,000      6.55%, notes, due 6/15/06 .................          6,984,667
  16,789,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....         18,048,176
  16,330,000    Tenneco Automotive, Inc., 11.625%
                  company guaranteed notes, due 10/15/09 ....         16,942,375

                                                                      44,469,122

Beverages - Non-Alcoholic - 1.1%
                Coca-Cola Enterprises, Inc.:
   8,820,000      5.375%, notes, due 8/15/06 ................          9,487,692
   9,520,000      4.375%, notes, due 9/15/09 ................          9,674,557
  12,275,000      7.125%, notes, due 9/30/09 ................         14,224,564
  10,105,000      6.125%, notes, due 8/15/11 ................         11,084,104

                                                                      44,470,917

Shares or Principal Amount                                          Market Value
================================================================================
Brewery - 1.2%
                Anheuser-Busch Companies, Inc.:
$  6,255,000      5.65%, notes, due 9/15/08 .................    $     6,792,805
   1,610,000      5.75%, notes, due 4/1/10 ..................          1,760,841
   5,885,000      6.00%, senior notes, due 4/15/11 ..........          6,486,565
   5,050,000      7.55%, notes, due 10/1/30 .................          6,182,220
   5,300,000      6.80%, notes, due 1/15/31 .................          5,980,647
   6,650,000      6.80%, notes, due 8/20/32 .................          7,493,552
                Miller Brewing Co.:
   6,030,000      4.25%, notes, due 8/15/08 .................          6,089,414
   4,615,000      5.50%, notes, due 8/15/13 .................          4,709,012

                                                                      45,495,056

Broadcast Services and Programming - 0.3%
                Clear Channel Communications, Inc.:
   5,025,000      6.00%, senior notes, due 11/1/06 ..........          5,420,618
   6,015,000      4.625%, senior notes, due 1/15/08 .........          6,189,664

                                                                      11,610,282

Cable Television - 2.0%
                Comcast Cable Communications, Inc.:
     756,000      6.375%, senior notes, due 1/30/06 .........            814,249
  14,799,000      6.75%, senior notes, due 1/30/11 ..........         16,381,264
   3,775,000      7.125%, senior notes, due 6/15/13 .........          4,236,603
                Comcast Corp.:
   1,973,000      5.85%, company guaranteed
                  notes, due 1/15/10 ........................          2,096,066
   2,155,000      6.50%, company guaranteed
                  notes, due 1/15/15 ........................          2,308,729
   8,100,000      7.05%, bonds, due 3/15/33 .................          8,629,732
                Cox Communications, Inc.:
   6,275,000      7.50%, notes, due 8/15/04 .................          6,530,769
   3,688,000      7.125%, notes, due 10/1/12 ................          4,185,884
                EchoStar DBS Corp.:
   8,340,000      5.75%, senior notes, due 10/1/08 ..........          8,308,725
  10,435,000      9.375%, senior notes, due 2/1/09 ..........         11,035,013
                TCI Communications, Inc.:
   1,395,000      8.65%, senior notes, due 9/15/04 ..........          1,475,815
   7,122,000      6.875%, senior notes, due 2/15/06 .........          7,737,825
   3,358,000      7.875%, debentures, due 8/1/13 ............          3,934,710

                                                                      77,675,384

Casino Hotels - 0.2%
   6,325,000    Mandalay Resort Group, 6.50%
                  senior notes, due 7/31/09 .................          6,522,656

Cellular Telecommunications - 0.7%
                AT&T Wireless Services, Inc.:
   8,172,000      7.35%, senior notes, due 3/1/06 ...........          8,966,269
   6,195,000      7.50%, senior notes, due 5/1/07 ...........          6,948,739
  10,855,000    Nextel Communications, Inc., 7.375%
                  senior notes, due 8/1/15 ..................         11,289,201

                                                                      27,204,209

Chemicals - Specialty - 0.1%
   2,045,000    Nalco Chemical Co., 7.75%
                  senior notes, due 11/15/11 ................          2,126,800

Commercial Banks - 0.2%
   7,760,000    US Bank N.A., 5.70%
                  notes, due 12/15/08 .......................          8,416,651

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  83

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Computers - 0.7%
 $ 8,875,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................    $     8,974,844
  11,360,000    Hewlett-Packard Co., 3.625%
                  notes, due 3/15/08 ........................         11,334,656
   5,067,000    Sun Microsystems, Inc., 7.35%
                  senior notes, due 8/15/04 .................          5,260,468

                                                                      25,569,968

Containers - Metal and Glass - 0.3%
  10,018,000    Owens-Illinois, Inc., 7.15%
                  senior notes, due 5/15/05 .................         10,268,450

Containers - Paper and Plastic - 0.6%
                Sealed Air Corp.:
   8,510,000      8.75%, company guaranteed
                  notes, due 7/1/08 .........................         10,020,899
   8,890,000      5.625%, notes, due 7/15/13 ................          8,958,346
   4,545,000      6.875%, bonds, due 7/15/33 ................          4,681,973

                                                                      23,661,218

Cosmetics and Toiletries - 0.3%
  12,560,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 .................         13,708,826

Diversified Financial Services - 1.4%
                General Electric Capital Corp.:
   7,718,000      5.375%, notes, due 4/23/04 ................          7,866,271
   6,865,000      4.25%, notes, due 1/28/05 .................          7,083,650
   9,600,000      2.85%, notes, due 1/30/06 .................          9,707,885
  16,740,000      5.35%, notes, due 3/30/06 .................         17,860,123
  11,795,000      6.75%, notes, due 3/15/32 .................         13,079,039

                                                                      55,596,968

Diversified Operations - 1.7%
                Honeywell International, Inc.:
  13,480,000      5.125%, notes, due 11/1/06 ................         14,460,063
   6,945,000      6.125%, bonds, due 11/1/11 ................          7,583,308
   4,630,000    SPX Corp., 7.50%
                  senior notes, due 1/1/13 ..................          4,942,525
                Tyco International Group S.A.:
   9,465,000      5.875%, company guaranteed
                  notes, due 11/1/04** ......................          9,760,781
  16,190,000      6.375%, company guaranteed
                  notes, due 2/15/06** ......................         17,141,163
  11,570,000      6.375%, company guaranteed
                  notes, due 10/15/11** .....................         12,032,800

                                                                      65,920,640

E-Commerce/Products - 0.4%
  17,470,000    Amazon.com, Inc., 4.75%
                  convertible subordinated debentures
                  due 2/1/09 ................................         17,535,513
Electric - Integrated - 1.0%
                CMS Energy Corp.:
   8,410,000      9.875%, senior notes, due 10/15/07 ........          9,187,925
   6,310,000      7.50%, senior notes, due 1/15/09 ..........          6,420,425
                Dominion Resources, Inc.:
   4,927,000      2.80%, notes, due 2/15/05 .................          4,976,585
   3,205,000      4.125%, notes, due 2/15/08 ................          3,258,668
   3,208,000    Duke Energy Corp., 6.25%
                  notes, due 1/15/12 ........................          3,440,968
   8,435,000    Illinois Power Co., 11.50%
                  first mortgage notes, due 12/15/10 (144A) .         10,079,825

                                                                      37,364,396

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 0.2%
 $ 8,865,000    LSI Logic Corp., 4.00%
                  convertible subordinated notes
                  due 2/15/05 ...............................    $     8,820,675
Energy - Alternate Sources - 0.2%
   9,070,000    MidAmerican Energy Holdings Co., 3.50%
                  senior notes, due 5/15/08 .................          8,818,208

Finance - Auto Loans - 0.3%
                General Motors Acceptance Corp.:
   7,343,000      5.36%, notes, due 7/27/04 .................          7,509,525
   5,885,000      5.25%, notes, due 5/16/05 .................          6,058,737

                                                                      13,568,262

Finance - Consumer Loans - 0.3%
   9,580,000    American General Finance Corp., 5.875%
                  notes, due 7/14/06 ........................         10,345,423

Finance - Credit Card - 0.2%
   7,940,000    American Express Co., 4.875%
                  notes, due 7/15/13 ........................          7,903,000

Finance - Investment Bankers/Brokers - 1.0%
  12,355,000    Charles Schwab Corp., 8.05%
                  senior notes, due 3/1/10 ..................         14,300,036
   5,275,000    Citigroup Global Markets Holdings, Inc.
                  6.50%, notes, due 2/15/08 .................          5,867,815
                Citigroup, Inc.:
   8,930,000      7.25%, subordinated notes, due 10/1/10 ....         10,389,099
   7,850,000      6.625%, subordinated notes, due 6/15/32 ...          8,493,684

                                                                      39,050,634

Food - Diversified - 1.0%
                Dean Foods Co.:
   2,430,000      6.75%, senior notes, due 6/15/05 ..........          2,527,200
   8,379,000      6.625%, senior notes, due 5/15/09 .........          8,797,950
   1,703,000      6.90%, senior notes, due 10/15/17 .........          1,754,090
                General Mills, Inc.:
   8,830,000      5.125%, notes, due 2/15/07 ................          9,402,406
   5,865,000      6.00%, notes, due 2/15/12 .................          6,270,365
                Kellogg Co.:
   5,610,000      2.875%, senior notes, due 6/1/08 ..........          5,398,553
   6,180,000      7.45%, debentures, due 4/1/31 .............          7,283,655

                                                                      41,434,219

Food - Retail - 0.1%
   2,775,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ......          3,154,870

Food - Wholesale/Distribution - 0.1%
   4,385,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes
                  due 2/17/09 (144A) ........................          4,759,703

Hotels and Motels - 0.7%
   3,574,000    Host Marriott Corp., 7.875%
                  company guaranteed notes, due 8/1/05 ......          3,677,646
   3,390,000    John Q. Hamons Hotels, Inc., 8.875%
                  first mortgage notes, due 5/15/12 .........          3,695,100
                Starwood Hotels & Resorts Worldwide, Inc.:
   4,415,000      6.75%, notes, due 11/15/05 ................          4,657,825
   8,120,000      7.375%, company guaranteed
                  notes, due 5/1/07(omega) ..................          8,749,300
   4,442,000      7.875%, company guaranteed
                  notes, due 5/1/12(omega) ..................          4,908,410

                                                                      25,688,281

See Notes to Schedules of Investments and Financial Statements.

84  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Insurance Brokers - 0.2%
 $ 8,800,000    Marsh & McLennan Companies, Inc., 5.375%
                  senior notes, due 3/15/07 .................    $     9,517,860

Medical - Drugs - 0.1%
   2,575,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 ........................          2,844,051

Medical - HMO - 0.2%
                UnitedHealth Group, Inc.:
   3,485,000      7.50%, notes, due 11/15/05 ................          3,838,811
   3,145,000      5.20%, notes, due 1/17/07 .................          3,361,137

                                                                       7,199,948

Multi-Line Insurance - 0.2%
   8,995,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07 (144A) ..........          9,641,597

Multimedia - 2.5%
                AOL Time Warner, Inc.:
  14,891,000      6.15%, company guaranteed
                  notes, due 5/1/07 .........................         16,188,125
  16,460,000      9.15%, debentures, due 2/1/23 .............         20,542,951
  12,065,000      7.70%, notes, due 5/1/32 ..................         13,632,135
  16,949,000    Time Warner, Inc., 5.625%
                  company guaranteed notes, due 5/1/05 ......         17,787,535
   9,690,000    Viacom, Inc., 7.75%
                  company guaranteed notes, due 6/1/05 ......         10,554,745
  17,640,000    Walt Disney Co., 4.875%
                  notes, due 7/2/04 .........................         18,015,997

                                                                      96,721,488

Non-Hazardous Waste Disposal - 0.2%
   6,260,000    Allied Waste North America, Inc., 10.00%
                  company guaranteed notes, due 8/1/09 ......          6,807,750
   2,040,000    Waste Management, Inc., 7.00%
                  senior notes, due 10/1/04 .................          2,126,102

                                                                       8,933,852

Oil - Field Services - 0.1%
   3,175,000    Hanover Equipment Trust 2001A, 8.50%
                  secured notes, due 9/1/08(omega) ..........          3,254,375

Oil Companies - Exploration and Production - 0.2%
   5,835,000    Burlington Resources Finance Co., 7.20%
                  company guaranteed notes, due 8/15/31** ...          6,662,368

Oil Companies - Integrated - 0.3%
   4,960,000    ConocoPhillips, 6.95%
                  senior notes, due 4/15/29 .................          5,556,579
   6,331,000    El Paso CGP Co., 6.20%
                  notes, due 5/15/04 ........................          6,315,172

                                                                      11,871,751

Pharmacy Services - 0.2%
   8,410,000    Medco Health Solutions, Inc., 7.25%
                  senior notes, due 8/15/13 .................          8,947,550

Pipelines - 0.5%
  16,280,000    El Paso Corp., 7.00%
                  senior notes, due 5/15/11 .................         13,715,900
   6,350,000    Sonat, Inc., 6.875%
                  notes, due 6/1/05 .........................          6,159,500

                                                                      19,875,400

Retail - Building Products - 0.5%
  18,223,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 .................         19,021,678

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Discount - 0.9%
 $ 4,350,000    Target Corp., 5.50%
                  notes, due 4/1/07 .........................    $     4,709,702
                Wal-Mart Stores, Inc.:
  12,245,000      5.45%, senior notes, due 8/1/06 ...........         13,186,212
  14,605,000      6.875%, senior notes, due 8/10/09 .........         16,758,361

                                                                      34,654,275

Specified Purpose Acquisition Company - 0.1%
   2,975,000    Gemstone Investors, Ltd., 7.71%
                  company guaranteed notes
                  due 10/31/04 (144A) .......................          2,978,719

Super-Regional Banks - 0.1%
   2,980,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ...........          3,469,134

Telecommunication Services - 0.6%
                Verizon Global Funding Corp.:
  10,125,000      6.125%, notes, due 6/15/07 ................         11,066,615
  13,880,000      4.00%, notes, due 1/15/08 .................         14,057,594

                                                                      25,124,209

Telephone - Integrated - 0.4%
  10,000,000    Deutsche Telekom International Finance BV
                  3.875%, company guaranteed notes
                  due 7/22/08** .............................          9,968,840
   6,000,000    Verizon Maryland, Inc., 5.125%
                  bonds, due 6/15/33 ........................          5,097,714

                                                                      15,066,554

Television - 0.3%
  10,310,000    British Sky Broadcasting Group PLC, 6.875%
                  company guaranteed notes, due 2/23/09** ...         11,370,105

Textile - Home Furnishings - 0.1%
   2,650,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 ........................          2,941,495

Tools - Hand Held - 0.2%
   8,350,000    Black & Decker Corp., 7.125%
                  senior notes, due 6/1/11 ..................          9,555,581
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $971,351,464) ...................      1,019,851,450
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       6,900    Ono Finance PLC - expires 5/31/09*,(beta),(sigma)
                  (cost $0) .................................                 80
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.2%
                Fannie Mae:
$ 35,453,000      1.875%, due 12/15/04 ......................         35,603,284
  35,718,000      2.125%, due 4/15/06 .......................         35,546,161
  21,060,000      5.50%, due 5/2/06 .........................         22,531,652
  11,050,000      4.75%, due 1/2/07 .........................         11,593,837
  27,035,000      5.00%, due 1/15/07 ........................         28,813,092
   5,200,000      2.50%, due 6/15/08 ........................          4,993,451
   7,775,000      5.25%, due 1/15/09 ........................          8,338,540
   1,775,000      6.375%, due 6/15/09 .......................          2,001,426
   9,809,000      6.25%, due 2/1/11 .........................         10,728,662
  17,033,000      5.375%, due 11/15/11 ......................         18,043,977
  30,475,000    Federal Home Loan Bank System, 6.50%
                  due 11/15/05 ..............................         33,149,029

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  85

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agencies - (continued)
                Freddie Mac:
$ 41,613,000      1.875%, due 1/15/05 .......................    $    41,762,057
  20,760,000      4.25%, due 6/15/05 ........................         21,544,790
  31,365,000      2.375%, due 4/15/06 .......................         31,386,422
   5,385,000      5.75%, due 4/15/08 ........................          5,913,936
   2,315,000      5.75%, due 3/15/09 ........................          2,535,701
   2,240,000      7.00%, notes, due 3/15/10 .................          2,605,042
   2,372,000      5.875%, due 3/21/11 .......................          2,536,572
   3,696,000      6.25%, due 7/15/32 ........................          3,986,672
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $316,775,963) ..........        323,614,303
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 7.3%
                U.S. Treasury Notes/Bonds:
  10,195,000      6.50%, due 5/15/05 ........................         10,955,639
  20,273,000      4.625%, due 5/15/06 .......................         21,515,512
  22,630,000      3.50%, due 11/15/06 .......................         23,356,627
   9,738,000      2.625%, due 5/15/08 .......................          9,545,898
  21,975,000      5.625%, due 5/15/08 .......................         24,324,435
  20,217,000      6.00%, due 8/15/09 ........................         22,859,423
     395,000      6.50%, due 2/15/10 ........................            458,215
   7,335,000      5.75%, due 8/15/10 ........................          8,204,887
   8,235,000      5.00%, due 8/15/11 ........................          8,787,321
  26,545,000      7.25%, due 5/15/16 ........................         32,896,103
   3,807,000      2.00%, due 8/15/19 ........................          5,108,815
  16,835,000      7.875%, due 2/15/21 .......................         22,230,096
  14,779,000      7.25%, due 8/15/22 ........................         18,484,140
  27,932,000      6.25%, due 8/15/23 ........................         31,523,887
  17,877,000      6.00%, due 2/15/26 ........................         19,638,171
   9,391,000      5.25%, due 2/15/29 ........................          9,381,093
  11,979,000      6.25%, due 5/15/30 ........................         13,696,765
   4,420,000      5.375%, due 2/15/31 .......................          4,567,619
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $282,150,967) .........        287,534,646
--------------------------------------------------------------------------------
Other Securities - 4.9%
                State Street Navigator Securities Lending
 192,861,044      Prime Portfolio (cost $192,861,044)+ ......        192,861,044
--------------------------------------------------------------------------------
Repurchase Agreement - 1.5%
  61,200,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $61,205,457
                  collateralized by $252,320,131
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $62,424,190
                  (cost $61,200,000) ........................         61,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,787,534,701) - 104.4% ......      4,103,077,140
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.4)%    (174,511,642)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 3,928,565,498
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.8%          $    73,214,885
Canada                                             1.8%               72,411,166
Finland                                            0.5%               18,696,306
France                                             2.1%               87,969,280
Germany                                            0.7%               30,031,753
Luxembourg                                         1.0%               38,934,744
South Korea                                        0.6%               23,907,055
Switzerland                                        1.3%               55,261,502
United Kingdom                                     1.9%               79,378,090
United States++                                   88.3%            3,623,272,359
--------------------------------------------------------------------------------
Total                                            100.0%          $ 4,103,077,140

++Includes Short-Term Securities (82.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04          11,600,000    $    19,457,451    $      (219,614)
British Pound 4/16/04           5,900,000          9,879,654           (356,734)
Canadian Dollar 4/16/04         3,400,000          2,561,458            (16,356)
Euro 3/26/04                   65,800,000         76,160,559         (1,063,677)
South Korean Won
  11/12/03                 12,700,000,000         10,721,823            (41,438)
--------------------------------------------------------------------------------
Total                                        $   118,780,945    $    (1,697,819)

See Notes to Schedules of Investments and Financial Statements.

86  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

[PHOTO]
Karen L. Reidy
portfolio manager

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Core Equity Fund gained 14.54%, while its benchmark, the S&P 500(R) Index, advanced 20.79%.(1) The Fund received a fourth-quartile position for this performance based on total return, ranking 885 out of 1065 large-cap core funds tracked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits in the new year. Although the stock market rallied in October/November, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Persistent weak employment data and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also lifted investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate on June 25th to a 45-year low of 1% in an attempt to guard against deflation. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by a recovery in quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
In addition to feeling the lingering effects of an economic slowdown, the consequences of war and SARS also weighed heavily on investors last year. This kept a lid on business travel and capital spending in 2003. As such, I felt it prudent to keep my core equity style investors defensively positioned. Investments in companies with lower but more consistent growth potential, along with those focused on driving cash flow to pay down debt or which pay a dividend comprised the majority of the portfolio. However, this strategy held back performance as the market quickly discounted an anticipated economic recovery and rewarded companies with high revenue growth potential as opposed to those delivering steady performance.

My overall strategy during the period was to continue finding opportunities to invest in what I view as undervalued companies with characteristics that include accelerating free cash flow, improving returns on invested capital and differentiable competitive strengths. My long-term goal is to structure a core portfolio capable of consistently delivering market-beating returns with lower risk and lower volatility.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Propelling the Fund higher was online media giant Yahoo!, which enjoyed an impressive triple-digit gain during the period and contributed significantly to our performance. Semiconductor manufacturer Texas Instruments, whose chips power half the cellular phones sold last year, also was a standout. Global financial services powerhouse Citigroup rewarded us as well. Rounding out our top performers were consumer electronics retailer Best Buy Co. and manufacturing conglomerate 3M Company.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Yahoo!, Inc.
   Texas Instruments, Inc.
   Citigroup, Inc.
   Best Buy Co.
   3M Company
--------------------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2003  87

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our shares in payroll and tax filing processor Automatic Data Processing weighed most on the Fund's results during the period. Elsewhere, insurance holding company American International Group, better known as AIG, made our list of largest detractors as well. Also disappointing us was insurance company Allstate, as well as transport concern CNF, which owns airfreight-carrier Emery Worldwide. In the media sector, our position in Viacom, owner of entertainment properties MTV, CBS, Paramount Pictures and Blockbuster Video, was a negative contributor.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Automatic Data Processing
   AIG, Inc.
   Allstate Corp.
   CNF Inc.
   Viacom, Inc.
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
While sector weightings often do affect the Fund's returns, I want to point out that our focus, first and foremost, is on individual companies and the business characteristics they possess that we believe will result in rising earnings and, in turn, share prices. Sector weightings, therefore, are merely a residual of our stock-picking process. That said, the only sector detracting from our absolute results was telecommunication services. However, it's worth noting that because the Fund was underweight versus the benchmark in this category, telecommunication services actually helped us gain ground on a relative basis. Turning to our winners, our consumer discretionary position - more than double that of the index - led our contributing sectors for the 12 months. Our information technology position also posted solid gains for the fiscal year.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Given my improved confidence in economic expansion (witness, lower jobless claims and plans for increased capital spending), I have repositioned the portfolio by investing in a mix of companies that I believe possess high operating leverage to the economy as well as those with accelerating revenue growth. With regard to my strategy, a full-court-press defense has given way to a bit more offense. However my discipline with respect to valuation and my commitment to striking a balance between value and growth remain priorities.

On a personal level, I want to express my disappointment in this year's performance. I was clearly too cautious about economic recovery. I assure you that I am focused on structuring the portfolio around the best ideas our research has uncovered. This is a deliberate and iterative process. Not a day goes by when I don't stop to think about the responsibility and trust that our investors have placed in me and in the entire Janus team. We appreciate your confidence and will continue to work hard to maintain it through our actions and performance.

[GRAPH]

Janus Core Equity Fund $22,896
S&P 500(R) Index $17,532

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Core Equity Fund and the S&P 500 Index. Janus Core Equity Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through October 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Core Equity Fund ($22,896) as compared to the S&P 500 Index ($17,532).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE         FIVE      SINCE
                                    TO-DATE       YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Core Equity Fund               16.47%      14.54%       5.57%      11.95%
--------------------------------------------------------------------------------
S&P 500(R) Index                     21.19%      20.79%       0.53%       7.96%
--------------------------------------------------------------------------------

88  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
This diversified fund focuses primarily on equity securities of any size selected for their growth potential.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 0.4%

Cash and Cash Equivalents - 1.6%

Common Stock - Foreign - 17.4%

Common Stock - Domestic - 80.6%

Number of Stocks: 84
Top 10 Equities: 26.2%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Citigroup, Inc.                                        3.1%                 2.7%
Tyco International, Ltd.
  (New York Shares)                                    3.0%                   --
Wal-Mart Stores, Inc.                                  2.8%                 1.3%
3M Co.                                                 2.7%                 2.6%
Procter & Gamble Co.                                   2.7%                 1.4%
Time Warner, Inc.                                      2.5%                 1.2%
Texas Instruments, Inc.                                2.5%                 0.4%
Yahoo!, Inc.                                           2.4%                 0.6%
General Electric Co.                                   2.3%                 1.0%
Waste Management, Inc.                                 2.2%                 0.7%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                      JANUS CORE
                                        EQUITY       S&P 500(R)
                                         FUND          INDEX

Diversified Operations                  11.1%           5.2%
Hotels and Motels                        5.9%           0.2%
Multimedia                               5.6%           2.1%
Electronic Components - Semiconductors   4.5%           3.4%
Finance - Investment Bankers/Brokers     4.0%           5.4%
Oil Companies - Integrated               3.8%           4.0%
Computers                                3.5%           3.5%
Medical - Drugs                          3.4%           6.7%
Cosmetics and Toiletries                 3.4%           2.4%
Retail - Discount                        2.8%           3.5%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Core Equity Fund 16th out of 596 large-cap core funds for the 5-year period.

* The Fund's inception date - 6/28/96.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2003  89

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.0%
Advertising Sales - 1.0%
     233,040    Lamar Advertising Co.*,# ....................    $     7,061,112

Aerospace and Defense - 1.0%
      53,015    General Dynamics Corp. ......................          4,437,355
      61,185    Lockheed Martin Corp. .......................          2,836,537

                                                                       7,273,892

Agricultural Chemicals - 1.5%
     135,015    Potash Corporation of Saskatchewan, Inc.
                  (New York Shares) .........................         10,629,731

Applications Software - 1.9%
     518,245    Microsoft Corp. .............................         13,552,107

Audio and Video Products - 0.7%
      37,545    Harman International Industries, Inc.# ......          4,813,269

Automotive - Cars and Light Trucks - 0.3%
      53,124    BMW A.G.** ..................................          2,130,665

Automotive - Truck Parts and Equipment - Original - 1.2%
     142,755    Lear Corp.* .................................          8,292,638

Beverages - Non-Alcoholic - 1.0%
     144,215    PepsiCo, Inc. ...............................          6,896,361

Brewery - 1.5%
     215,780    Anheuser-Busch Companies, Inc. ..............         10,629,323

Broadcast Services and Programming - 1.4%
     210,590    Fox Entertainment Group, Inc.* ..............          5,833,343
     417,320    Liberty Media Corp. - Class A* ..............          4,210,759

                                                                      10,044,102

Cable Television - 1.0%
     166,634    Comcast Corp. - Class A* ....................          5,652,226
      36,728    Comcast Corp. - Special Class A* ............          1,198,067

                                                                       6,850,293

Cellular Telecommunications - 0.4%
     141,380    Western Wireless Corp. - Class A*,# .........          2,742,772

Chemicals - Specialty - 0.4%
     286,805    Syngenta A.G. (ADR) .........................          3,088,890

Computers - 3.5%
     414,375    Dell, Inc.* .................................         14,967,225
     113,155    IBM Corp. ...................................         10,125,109

                                                                      25,092,334

Computers - Memory Devices - 0.5%
      99,630    VERITAS Software Corp.* .....................          3,601,625

Computers - Peripheral Equipment - 0.9%
      84,075    Lexmark International Group, Inc. - Class A*           6,188,761

Cosmetics and Toiletries - 3.4%
      25,320    Avon Products, Inc. .........................          1,720,747
     109,140    International Flavors & Fragrances, Inc. ....          3,612,534
     192,925    Procter & Gamble Co. ........................         18,962,598

                                                                      24,295,879

Disposable Medical Products - 0.5%
      44,420    C.R. Bard, Inc. .............................          3,555,821

Diversified Operations - 11.1%
     244,885    3M Co. ......................................         19,314,080
     552,525    General Electric Co. ........................         16,028,750
     300,545    Honeywell International, Inc. ...............          9,199,682
     181,673    Louis Vuitton Moet Hennessy S.A.** ..........         12,555,891
   1,034,830    Tyco International, Ltd. (New York Shares) ..         21,607,250

                                                                      78,705,653

Shares or Principal Amount                                          Market Value
================================================================================
E-Commerce/Products - 0.4%
      52,700    Amazon.com, Inc.* ...........................    $     2,867,934

E-Commerce/Services - 0.5%
      60,310    eBay, Inc.* .................................          3,373,741

Electric Products - Miscellaneous - 1.0%
      17,725    Samsung Electronics Company, Ltd.** .........          7,039,079

Electronic Components - Semiconductors - 4.5%
     433,785    Intel Corp. .................................         14,336,594
     606,560    Texas Instruments, Inc. .....................         17,541,715

                                                                      31,878,309

Enterprise Software/Services - 0.9%
     514,150    Oracle Corp.* ...............................          6,149,234

Finance - Investment Bankers/Brokers - 4.0%
     461,505    Citigroup, Inc. .............................         21,875,337
      67,960    Goldman Sachs Group, Inc. ...................          6,381,444

                                                                      28,256,781

Finance - Mortgage Loan Banker - 1.5%
      24,595    Countrywide Financial Corp. .................          2,585,426
     148,640    Freddie Mac .................................          8,343,164

                                                                      10,928,590

Hotels and Motels - 5.9%
     295,773    Fairmont Hotels & Resorts, Inc. .............
                  (New York Shares) .........................          7,613,197
      84,815    Four Seasons Hotels, Inc. ...................          4,675,851
     345,745    Marriott International, Inc. - Class A ......         14,936,184
     440,480    Starwood Hotels & Resorts Worldwide, Inc. ...         14,857,390

                                                                      42,082,622

Medical - Drugs - 3.4%
      27,735    Celgene Corp.*,# ............................          1,156,272
     262,005    Pfizer, Inc. ................................          8,279,358
     181,902    Roche Holding A.G. ..........................         15,052,249

                                                                      24,487,879

Medical - Generic Drugs - 1.4%
     128,180    Barr Laboratories, Inc.* ....................          9,840,379

Medical - HMO - 1.2%
     101,045    Aetna, Inc. .................................          5,800,994
      59,665    UnitedHealth Group, Inc. ....................          3,035,755

                                                                       8,836,749

Medical Instruments - 1.1%
     166,190    Medtronic, Inc. .............................          7,573,278

Multimedia - 5.6%
     174,555    Gannett Company, Inc. .......................         14,681,821
   1,187,210    Time Warner, Inc.* ..........................         18,152,441
     170,978    Viacom, Inc. - Class B ......................          6,816,893

                                                                      39,651,155

Networking Products - 1.3%
     452,745    Cisco Systems, Inc.* ........................          9,498,590

Non-Hazardous Waste Disposal - 2.2%
     593,635    Waste Management, Inc. ......................         15,387,019

Oil Companies - Exploration and Production - 0.5%
      48,845    Apache Corp.# ...............................          3,405,473

Oil Companies - Integrated - 3.8%
      21,247    EnCana Corp.** ..............................            729,759
     151,655    EnCana Corp. (New York Shares)** ............          5,212,382
     366,020    Exxon Mobil Corp. ...........................         13,389,012
      48,879    Total S.A. - Class B** ......................          7,597,295

                                                                      26,928,448

See Notes to Schedules of Investments and Financial Statements.

90  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Pharmacy Services - 1.9%
     287,405    Caremark Rx, Inc.*,# ........................    $     7,199,495
     195,310    Medco Health Solutions, Inc.* ...............          6,484,292

                                                                      13,683,787

Pipelines - 1.3%
     497,810    El Paso Corp.# ..............................          3,653,925
     137,305    Kinder Morgan Management LLC*,# .............          5,210,725

                                                                       8,864,650

Publishing - Newspapers - 1.5%
     204,050    Dow Jones & Company, Inc.# ..................         10,604,479

Reinsurance - 1.7%
       4,732    Berkshire Hathaway, Inc. - Class B* .........         12,267,710

Retail - Consumer Electronics - 1.7%
     202,410    Best Buy Company, Inc.* .....................         11,802,527

Retail - Discount - 2.8%
     330,325    Wal-Mart Stores, Inc. .......................         19,472,659

Retail - Jewelry - 0.9%
     130,405    Tiffany & Co.# ..............................          6,187,717

Retail - Major Department Stores - 0.5%
     144,140    J.C. Penney Company, Inc. ...................          3,408,911

Retail - Pet Food and Supplies - 0.5%
     139,120    PETsMART, Inc. ..............................          3,562,863

Semiconductor Components/Integrated Circuits - 1.9%
     146,140    Linear Technology Corp. .....................          6,227,025
     149,320    Maxim Integrated Products, Inc. .............          7,422,698

                                                                      13,649,723

Soap and Cleaning Preparations - 1.1%
     357,233    Reckitt Benckiser PLC** .....................          7,504,868

Super-Regional Banks - 1.7%
      89,610    Bank of America Corp. .......................          6,786,166
     187,683    U.S. Bancorp ................................          5,108,731

                                                                      11,894,897

Telecommunication Equipment - 0.6%
     270,065    Nokia Oyj (ADR) .............................          4,588,404

Textile - Home Furnishings - 0.7%
      68,540    Mohawk Industries, Inc.* ....................          5,080,185

Therapeutics - 0.5%
      71,570    Neurocrine Biosciences, Inc.*,# .............          3,351,623

Toys - 0.9%
     324,600    Mattel, Inc. ................................          6,284,256

Transportation - Railroad - 1.9%
     219,905    Canadian National Railway Co.
                  (New York Shares) .........................         13,238,281

Transportation - Services - 1.1%
     101,290    FedEx Corp. .................................          7,673,730

Web Portals/Internet Service Providers - 2.4%
     390,185    Yahoo!, Inc.* ...............................         17,051,085
--------------------------------------------------------------------------------
Total Common Stock (cost $599,900,386) ......................        693,802,843
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
Automotive - Cars and Light Trucks - 0.4%
       6,345    Porsche A.G.** (cost $2,243,924) ............          3,112,787

Shares or Principal Amount                                          Market Value
================================================================================
Other Securities - 3.5%
                State Street Navigator Securities Lending
$ 24,877,791      Prime Portfolio (cost $24,877,791)+ .......    $    24,877,791
--------------------------------------------------------------------------------
Repurchase Agreement - 1.9%
  13,100,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $13,101,168
                  collateralized by $54,009,701
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $13,362,041
                  (cost $13,100,000) ........................         13,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $640,122,101) - 103.8% ........        734,893,421
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.8)%     (27,041,639)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   707,851,782
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            2.9%          $    21,607,250
Canada                                             5.7%               42,099,201
Finland                                            0.6%                4,588,404
France                                             2.8%               20,153,186
Germany                                            0.7%                5,243,452
South Korea                                        1.0%                7,039,079
Switzerland                                        2.5%               18,141,139
United Kingdom                                     1.0%                7,504,868
United States++                                   82.8%              608,516,842
--------------------------------------------------------------------------------
Total                                            100.0%          $   734,893,421

++Includes Short-Term Securities (77.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04             850,000    $     1,425,762    $       (16,022)
British Pound 4/16/04           1,450,000          2,428,051            (41,351)
Canadian Dollar 4/16/04           850,000            640,364             (4,089)
Euro 3/26/04                   16,100,000         18,635,030           (260,261)
South Korean Won
  11/12/03                  3,200,000,000          2,701,562            (19,002)
--------------------------------------------------------------------------------
Total                                        $    25,830,769    $      (340,725)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  91

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

[PHOTO]
David Corkins
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

With a turbulent economic backdrop, a volatile stock market and daily reports of scandal in the financial services industry, it's very important to me to speak directly with you about what is happening both at Janus and with your Fund.

As a fellow shareholder and the portfolio manager of Janus Growth and Income Fund, nothing is more important to me than the integrity of your investment. Along with you, I have invested in this Fund in anticipation of a healthy return over time. In fact, as of this writing, more than 90% of my investments in the stock market are represented by my holdings in the funds that I manage, along with my other investments in Janus mutual funds and Janus Capital Group stock. I am right there with you both financially and personally.

From day one at Janus, our founder, Tom Bailey, made it very clear who the boss was - our shareholders. From Tom I learned that, when faced with a tough decision, the solution can always be found by asking and answering one very simple question: "What is in the best interest of the Fund's shareholder?" This question is an important one because it cuts to the heart of the issues the mutual fund industry is facing today. The consequences of this industry-wide investigation have been severe in terms of lost trust and questioned integrity. I, along with many other Janus employees, take this very personally and am committed to doing what's necessary to prove to our shareholders that, despite the issues we're facing today, Janus continues to stand for integrity and will act in the best interest of its fund shareholders - always.

Personally, I was very distressed to learn that a few individuals at Janus agreed to market-timing arrangements for certain investors. I am firmly against market timing and would never seek any special market-timing arrangements in the Fund. In fact, I am not aware of any market-timing arrangements in Janus Growth and Income Fund. I believe it's also important for you to know that Janus has ended all such arrangements and pledged to make amends to shareholders in the funds involved.

Now that you know where I stand on integrity, I want to briefly state the investment approach to Janus Growth and Income Fund so that you know what to expect out of your investment.

I manage the Fund for shareholders like myself, who want long-term exposure to the stock market yet some downside protection in difficult times. "Growth and Income" is an apt description in practicality. Common growth stocks usually represent 80-90% of the holdings, while fixed-income and convertible securities represent 10-20%. When the market is strong, the growth stocks should drive performance, and during periods of weakness, the more income-oriented investments are designed to lend support.

The biggest influences on my investment style have been Warren Buffett, Tom Bailey and Janus Growth and Income Fund's former manager Tom Marsico. From these investors I have learned to work hard, focus on the numbers - the right numbers
- and to know my companies inside and out before investing. My own style has evolved into one combining both art and science. The science part involves constructing detailed financial models that help me and my analysts understand the most important leverage points that drive a business' free cash flow. The art involves many components, including meeting management teams with the intention of understanding how they intend to manage my capital investment and rounding out that knowledge with a checkup on competitors, suppliers and employees to get the whole picture.

I tend to gravitate to larger, established companies with sustainable competitive advantages. Many of the investments in the Fund have been core holdings for much of the time I have managed the Fund - holdings such as Budweiser, Cisco, Citigroup, Comcast and Porsche, to name a few. There are also a smaller amount of investments in stocks undergoing significant change or encountering what we believe are short-term dislocations - names such as Mattel or Fairmont Hotels, for example. Turnover is relatively low, averaging 48.55% during the last 5 years. Holdings in fixed income and convertibles are based on company fundamentals rather than interest rate bets. This all leads me to consider the appropriate risk/reward tradeoff in evaluating the free cash flow and return on invested capital of our investments.

92  Janus Equity Funds  October 31, 2003
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--------------------------------------------------------------------------------

So, how has this worked? To modify a popular phrase, "It's about the performance, stupid." In the long term, the performance has been quite strong:
According to Lipper, since taking over management of the Fund on August 31, 1997, the Fund ranks in the top 5%, ranking 5 out of 460 large-cap core funds based on total return as of October 31, 2003.(2) The Fund's average annual return over this same period is 6.93%, outperforming the S&P 500(R) Index, the Fund's benchmark, which returned 4.05%.(1) For the last 10 years, the Fund ranks in the top 4% of its category, placing 8th among 208 large-cap core funds based on total return as of October 31, 2003.(2) In the latest year ended October 31, 2003, although we posted positive results, we lagged our benchmark with a return of 15.20% versus the S&P 500,(R) which gained 20.79%.(1)

Lastly, after six fulfilling years serving as manager of Janus Growth and Income Fund, I have decided that the time is right to transition my responsibilities to my assistant portfolio manager and longtime colleague Minyoung (Min) Sohn. Effective January 1, 2004, Min will be named portfolio manager of the Fund. In terms of my own role, I remain firmly committed to Janus and our shareholders and will continue to serve as manager of Janus Mercury Fund.

In the five years that I have worked with Min, initially in his role as a research analyst and more recently as assistant portfolio manager, he has demonstrated an exceptional ability to generate new ideas among large-cap companies across a broad range of industries, including the financial, retail, consumer, Internet and energy sectors. His strong research skills combined with his demonstrated analytic abilities have helped Janus Growth and Income Fund deliver Lipper top-quartile performance to shareholders for the five years ended October 31, 2003, placing it 35th out of 596 large-cap core funds based on total returns.(2) As portfolio manager, Min will continue to look for solid, well-established companies selected for their growth potential, while seeking to minimize downside risk by investing in select income-generating securities.

Moreover, he will be supported by a research team that is deeper and, in my opinion, more experienced than any in Janus' 30-year history. Over the last year, we have hired a solid combination of new and seasoned analytical talent, many of whom are making an instant difference in the quality of our information.

I am highly confident that Min, with support from our expanded research team, will continue to deliver the results that our shareholders expect. In fact, given my experience working with Min over the past several years, I believe that allowing him to put his full energies and talent to work for Janus Growth and Income Fund shareholders is the right decision for our shareholders.

Thank you for your continued confidence in Janus Growth and Income Fund.

Sincerely,

David Corkins

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Growth and Income Fund $48,082
S&P 500(R) Index $36,764

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1991, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($48,082) as compared to the S&P 500 Index ($36,764).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                       CALENDAR
                         YEAR-        ONE         FIVE        TEN       SINCE
                        TO-DATE       YEAR        YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Growth and
Income Fund              16.70%      15.20%       4.38%      11.92%      13.43%
--------------------------------------------------------------------------------
S&P 500(R) Index         21.19%      20.79%       0.53%      10.43%      11.01%
--------------------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2003  93

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JANUS GROWTH AND INCOME FUND

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Growth and Income Fund gained 15.20%, while its benchmark, the S&P 500(R) Index, advanced 20.79%.(1) The Fund received a fourth-quartile position for this performance based on total return, ranking 817 out of 1065 large-cap core funds tracked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Our best performer during the period was global financial services powerhouse and longtime holding Citigroup. Cable operator Comcast Corp., which acquired AT&T Broadband late last year, helped boost the Fund's returns as well. In the technology arena, analog- and mixed-signal circuit maker Maxim Integrated Products, whose chips power everything from cell phones to personal computers to medical equipment, also moved ahead to capture one of the Fund's top performer spots. Rounding out our list of winners was commercial and consumer lender CIT Group and Liberty Media Corp., a cable and media property holding company.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Citigroup, Inc.
   Comcast Corp.
   Maxim Integrated Products, Inc.
   CIT Group Inc.
   Liberty Media Corp.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Hindering our results was insurance holding company American International Group
(AIG), which proved to be our biggest detractor for the period. In the media sector, entertainment giant Viacom, owner of such popular television networks as MTV, Nickelodeon, VH1 and CBS, also worked against the Fund. Our position in tool and door manufacturer Stanley Works weighed on our performance as well. Other laggards included German car maker Bayerische Motoren-Werke, better known as BMW, and defense contractor General Dynamics.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   AIG, Inc.
   Viacom, Inc.
   Stanley Works
   Bayerische Motoren-Werke (BMW)
   General Dynamics Corp.
--------------------------------------------------------------------------------

94  Janus Equity Funds  October 31, 2003

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--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
I adhere to a bottom-up process of selecting stocks, meaning I invest in what I believe are outstanding companies without regard to the sectors into which they fall. However, sector weightings can and often do have an impact on performance. For instance, our telecommunication services position was the only detractor from our absolute results. However, because the Fund was significantly underweight the index in this relatively weak-performing sector, we were able to gain ground against our benchmark. By contrast, the financial services sector contributed solidly to our results. Similarly, the information technology category proved a top contributor. However, a closer look reveals that although our weighting in this sector closely matched that of our benchmark, the Fund's information technology holdings failed to achieve the gains of those in the benchmark, ultimately detracting from our relative performance.

Q. WHAT OTHER INVESTMENT STRATEGIES IMPACTED THE FUND'S PERFORMANCE?
I would like to point out that one of the main reasons for the short-term underperformance of the Fund during the period is our bias toward large-cap stocks. As of October 31, more than 60% of the Fund's total assets were invested in large caps, and in a market where companies under $2 billion in market capitalization outperformed companies with market caps of over $100 billion by an astonishing 58 percentage points, this hurt our results.

FUND STRATEGY
--------------------------------------------------------------------------------
By selecting what the manager believes to be solid, well-established companies, this diversified fund takes a conservative approach to growth investing. It focuses primarily on companies picked for their growth potential, though at least 25% of the portfolio includes income-generating securities.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 0.5%

Corporate Bonds - Domestic - 1.0%

Preferred Stock - 2.0%

Common Stock - Foreign - 12.7%

Common Stock - Domestic - 83.8%

Number of Stocks: 85
Number of Bonds: 7
Top 10 Equities: 29.3%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Citigroup, Inc.                                        4.9%                 4.5%
Exxon Mobil Corp.                                      3.4%                 3.3%
Tyco International, Ltd.
  (New York Shares)                                    3.3%                   --
Comcast Corp. - Special Class A                        3.2%                 1.9%
Microsoft Corp.                                        2.7%                 2.7%
Procter & Gamble Co.                                   2.4%                 1.6%
Liberty Media Corp. - Class A                          2.4%                 2.4%
Fannie Mae                                             2.4%                 1.7%
Maxim Integrated Products, Inc.                        2.3%                 1.5%
General Electric Co.                                   2.3%                 1.6%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                      GROWTH AND     S&P 500(R)
                                     INCOME FUND       INDEX

Diversified Operations                   8.3%           5.2%
Finance - Investment Bankers/Brokers     6.2%           5.4%
Oil Companies - Integrated               5.7%           4.0%
Cable Television                         4.7%           0.8%
Multimedia                               4.5%           2.1%
Medical - Drugs                          3.9%           6.7%
Broadcast Services and Programming       3.8%           0.3%
Semiconductor Components/
  Integrated Circuits                    3.5%           0.5%
Super-Regional Banks                     3.3%           5.4%
Cosmetics and Toiletries                 3.0%           2.4%

                                        Janus Equity Funds  October 31, 2003  95

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--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Growth and Income Fund 35th out of 596 and 8th out of 208 large-cap core funds for the 5-, and 10-year periods respectively.

* The Fund's inception date - 5/15/91.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. It does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

There is no assurance the investment process will consistently lead to successful investing.

96  Janus Equity Funds  October 31, 2003

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--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 96.5%
Advertising Sales - 0.9%
   1,886,750    Lamar Advertising Co.* ......................    $    57,168,525

Aerospace and Defense - 1.2%
   1,580,780    Lockheed Martin Corp. .......................         73,284,961

Airlines - 0.7%
   2,157,010    Southwest Airlines Co. ......................         41,845,994

Applications Software - 2.7%
   6,322,197    Microsoft Corp. .............................        165,325,452

Beverages - Non-Alcoholic - 1.3%
   1,644,973    PepsiCo, Inc. ...............................         78,662,609

Brewery - 1.8%
   2,200,424    Anheuser-Busch Companies, Inc. ..............        108,392,886

Broadcast Services and Programming - 3.8%
   2,108,961    Clear Channel Communications, Inc. ..........         86,087,788
  14,124,624    Liberty Media Corp. - Class A* ..............        142,517,456

                                                                     228,605,244

Cable Television - 4.6%
      81,210    Comcast Corp. - Class A* ....................          2,754,643
   5,691,515    Comcast Corp. - Special Class A* ............        185,657,220
   2,591,305    Cox Communications, Inc. - Class A* .........         88,285,761

                                                                     276,697,624

Commercial Services - Finance - 0.6%
     978,635    Paychex, Inc. ...............................         38,088,474

Computer Services - 0.9%
   2,563,055    Ceridian Corp.* .............................         53,824,155

Computers - 2.2%
   1,054,466    Dell, Inc.* .................................         38,087,312
   1,020,283    IBM Corp. ...................................         91,294,923

                                                                     129,382,235

Computers - Peripheral Equipment - 0.8%
     633,825    Lexmark International Group, Inc. - Class A*          46,655,858

Cosmetics and Toiletries - 3.0%
     984,325    International Flavors & Fragrances, Inc. ....         32,581,158
   1,473,040    Procter & Gamble Co. ........................        144,785,101

                                                                     177,366,259

Disposable Medical Products - 0.8%
     570,570    C.R. Bard, Inc. .............................         45,674,129

Diversified Operations - 8.3%
   1,159,192    3M Co. ......................................         91,425,473
   4,701,461    General Electric Co. ........................        136,389,383
   1,226,080    Honeywell International, Inc. ...............         37,530,309
     492,089    Louis Vuitton Moet Hennessy S.A.** ..........         34,009,544
   9,613,720    Tyco International, Ltd. (New York Shares) ..        200,734,473

                                                                     500,089,182

E-Commerce/Services - 0.2%
     217,945    eBay, Inc.* .................................         12,191,843

Electric Products - Miscellaneous - 1.2%
     368,445    Samsung Electronics Company, Ltd. (GDR) .....         73,159,766

Electronic Components - Semiconductors - 2.9%
   2,837,345    Intel Corp. .................................         93,774,252
     779,540    Nvidia Corp.*,# .............................         13,782,267
   2,263,818    Texas Instruments, Inc. .....................         65,469,617

                                                                     173,026,136

Shares or Principal Amount                                          Market Value
================================================================================
Enterprise Software/Services - 1.0%
   1,152,400    Computer Associates International, Inc. .....    $    27,104,448
   2,548,575    Oracle Corp.* ...............................         30,480,957

                                                                      57,585,405

Entertainment Software - 0.7%
     413,676    Electronic Arts, Inc.* ......................         40,970,471

Finance - Commercial - 1.2%
   2,238,230    CIT Group, Inc. .............................         75,249,293

Finance - Investment Bankers/Brokers - 6.2%
   6,224,130    Citigroup, Inc. .............................        295,023,761
     840,275    Goldman Sachs Group, Inc. ...................         78,901,823

                                                                     373,925,584

Finance - Mortgage Loan Banker - 2.4%
   1,978,327    Fannie Mae ..................................        141,826,263

Financial Guarantee Insurance - 0.7%
     827,850    MGIC Investment Corp. .......................         42,476,984

Food - Retail - 0.6%
     606,660    Whole Foods Market, Inc.*,# .................         35,938,538

Hotels and Motels - 2.5%
   2,460,918    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................         63,344,029
     438,400    Four Seasons Hotels, Inc.# ..................         24,168,992
   1,927,255    Starwood Hotels & Resorts Worldwide, Inc. ...         65,006,311

                                                                     152,519,332

Insurance Brokers - 0.1%
     168,145    Marsh & McLennan Companies, Inc. ............          7,188,199

Medical - Biomedical and Genetic - 0%
      47,380    Amgen, Inc.* ................................          2,926,189

Medical - Drugs - 3.9%
   3,156,609    Pfizer, Inc. ................................         99,748,844
   1,587,622    Roche Holding A.G.** ........................        131,374,484

                                                                     231,123,328

Medical - HMO - 2.6%
   1,061,670    Aetna, Inc.# ................................         60,950,475
   1,912,198    UnitedHealth Group, Inc. ....................         97,292,634

                                                                     158,243,109

Medical Instruments - 1.9%
      30,539    Boston Scientific Corp.* ....................          2,068,101
   2,119,255    Medtronic, Inc. .............................         96,574,451
     309,045    St. Jude Medical, Inc.* .....................         17,974,057

                                                                     116,616,609

Medical Products - 0.2%
     123,160    INAMED Corp.* ...............................         10,637,329

Multi-Line Insurance - 1.9%
   1,887,744    American International Group, Inc. ..........        114,831,468

Multimedia - 4.5%
     960,655    Gannett Company, Inc. .......................         80,800,692
   6,401,060    Time Warner, Inc.* ..........................         97,872,207
   1,849,124    Viacom, Inc. - Class B ......................         73,724,574
     875,984    Walt Disney Co. .............................         19,832,278

                                                                     272,229,751

Networking Products - 2.0%
   5,665,355    Cisco Systems, Inc.* ........................        118,859,148

Non-Hazardous Waste Disposal - 1.3%
   2,933,995    Waste Management, Inc. ......................         76,049,150

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  97

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--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Integrated - 5.7%
     796,323    ConocoPhillips# .............................    $    45,509,859
   2,612,889    EnCana Corp. (New York Shares) ..............         89,804,995
   5,589,645    Exxon Mobil Corp. ...........................        204,469,213

                                                                     339,784,067

Pharmacy Services - 1.9%
   2,139,260    Caremark Rx, Inc.*,# ........................         53,588,463
   1,804,480    Medco Health Solutions, Inc.* ...............         59,908,736

                                                                     113,497,199

Pipelines - 0.6%
     648,705    Kinder Morgan, Inc.# ........................         34,738,153

Printing - Commercial - 0.3%
     622,020    Valassis Communications, Inc.*,# ............         16,110,318

Property and Casualty Insurance - 0.8%
   2,907,269    Travelers Property Casualty Corp. - Class B .         47,591,994

Reinsurance - 2.0%
      45,389    Berkshire Hathaway, Inc. - Class B* .........        117,670,983

Retail - Consumer Electronics - 0%
      44,220    Best Buy Company, Inc.* .....................          2,578,468

Retail - Discount - 1.1%
   1,088,291    Wal-Mart Stores, Inc. .......................         64,154,754

Retail - Office Supplies - 0.4%
     921,295    Staples, Inc.* ..............................         24,709,132

Semiconductor Components/Integrated Circuits - 3.5%
   1,719,435    Linear Technology Corp. .....................         73,265,125
   2,777,225    Maxim Integrated Products, Inc. .............        138,055,855

                                                                     211,320,980

Semiconductor Equipment - 1.1%
   2,784,395    Applied Materials, Inc.* ....................         65,071,311

Soap and Cleaning Preparations - 0.3%
     758,906    Reckitt Benckiser PLC .......................         15,943,346

Super-Regional Banks - 3.3%
     937,415    Bank of America Corp. .......................         70,990,438
   4,761,068    U.S. Bancorp ................................        129,596,271

                                                                     200,586,709

Telecommunication Equipment - 1.2%
   4,309,730    Nokia Oyj (ADR)#,** .........................         73,222,313

Toys - 1.1%
   3,285,780    Mattel, Inc. ................................         63,612,701

Transportation - Railroad - 0.9%
     907,665    Canadian National Railway Co.
                  (New York Shares) .........................         54,641,433

Transportation - Services - 0.5%
     709,705    C.H. Robinson Worldwide, Inc. ...............         27,806,242

Web Portals/Internet Service Providers - 0.2%
     315,930    Yahoo!, Inc.* ...............................         13,806,141
--------------------------------------------------------------------------------
Total Common Stock (cost $5,220,520,559) ....................      5,795,483,726
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 1.0%
Advertising Sales - 0.1%
  $5,745,000    Lamar Advertising Co., 2.875%
                  convertible senior notes, due 12/31/10 ....    $     5,457,750

Cable Television - 0.1%
   6,280,000    Cox Communications, Inc., 7.125%
                  notes, due 10/1/12 ........................          7,127,806

Electric - Integrated - 0.1%
   6,170,000    CMS Energy Corp., 7.625%
                  senior notes, due 11/15/04 ................          6,293,400

Non-Hazardous Waste Disposal - 0.1%
   3,080,000    Allied Waste North America, Inc., 7.875%
                  senior notes, due 4/15/13 .................          3,303,300

Oil Companies - Exploration and Production - 0.1%
  16,150,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 .......          8,680,625

Telephone - Integrated - 0.2%
   9,650,000    CenturyTel, Inc., 8.375%
                  notes, due 10/15/10 .......................         11,680,302

Toys - 0.3%
  13,900,000    Mattel, Inc., 6.125%
                  notes, due 7/15/05 ........................         14,977,014
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $52,643,592) ....................         57,520,197
--------------------------------------------------------------------------------
Preferred Stock - 2.0%
Automotive - Cars and Light Trucks - 1.1%
     130,375    Porsche A.G.#,** ............................         63,960,531

Electric - Integrated - 0.5%
   1,050,585    Centerpoint Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.)(omega) ............         29,960,583

Fiduciary Banks - 0.3%
      65,400    State Street Corp.* .........................         16,300,950

Non-Hazardous Waste Disposal - 0.1%
     135,425    Allied Waste Industries, Inc.# ..............          8,667,200
--------------------------------------------------------------------------------
Total Preferred Stock (cost $128,438,782) ...................        118,889,264
--------------------------------------------------------------------------------
Other Securities - 1.2%
                State Street Navigator Securities Lending
$ 70,728,098      Prime Portfolio (cost $70,728,098)+ .......         70,728,098
--------------------------------------------------------------------------------
Repurchase Agreement - 0.3%
  19,500,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $19,501,739
                  collateralized by $80,396,120
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $19,890,061
                  (cost $19,500,000) ........................         19,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $5,491,831,031) - 101.0% ......      6,062,121,285
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.0)%     (58,981,071)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 6,003,140,214
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

98  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            3.3%          $   200,734,473
Canada                                             3.8%              231,959,449
Finland                                            1.2%               73,222,313
France                                             0.6%               34,009,544
Germany                                            1.1%               63,960,531
South Korea                                        1.2%               73,159,766
Switzerland                                        2.2%              131,374,484
United Kingdom                                     0.2%               15,943,346
United States++                                   86.4%            5,237,757,379
--------------------------------------------------------------------------------
Total                                            100.0%          $ 6,062,121,285

++Includes Short-Term Securities (84.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Euro 3/26/04                   52,800,000    $    61,113,640    $      (481,355)
Swiss Franc 3/26/04            38,000,000         28,571,428           (341,728)
Swiss Franc 4/16/04            24,300,000         18,280,298             100,247
--------------------------------------------------------------------------------
Total                                        $   107,965,366    $      (722,836)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2003  99

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--------------------------------------------------------------------------------

JANUS SPECIAL EQUITY FUND

[PHOTO]
David Decker
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Dear Janus Special Equity Fund shareholder,

I would like to thank you for investing in Janus Special Equity Fund and for your loyalty through what has been a very difficult period. In light of recent events surrounding the mutual fund industry, I have decided to write a letter that is perhaps a little different from the standard letter to shareholders, because it is vital to me that when you invest your money in this Fund, you feel confident that it is in good hands.

I believe the task of analyzing a mutual fund is somewhat more difficult than analyzing a stock. As an analyst, I have access to the financial statements and management of a company as well as a team of dedicated resources to help me research every detail of a business. Moreover, I have the tools necessary to understand a company's cash flow and evaluate its returns in order to judge the company's ability to create value over time. As a mutual fund investor, you likely do not have the same resources and tools available to you. Therefore, an understanding of the fund manager's investment philosophy is crucial. I would like to take a moment to try to give you the information necessary to understand the Special Equity Fund, its manager, and the way in which I invest your money.

I want you to know that your interests and mine are aligned. At Janus, portfolio managers do not select individual stocks for themselves (excluding Janus Capital Group stock). My efforts are geared solely toward finding investment opportunities that I think will create value for the Fund. As of this writing, over 80% of my liquid assets are invested in Janus Special Equity Fund. I also want you to know that I have never sold a share of the Fund and have no intention of doing so. I stand ardently against market timing and I would never approve of allowing such activity in the Fund. As long as I am managing this Fund, a disproportionate amount of my liquid assets will be invested alongside your money. I have suffered the difficult markets and enjoyed the prosperous ones because I am a long-term investor who understands that wealth creation takes time.

In past letters I have discussed my investment philosophy, but I would like to take this opportunity to explain it in more detail. I firmly believe that in order to create value in investing, one must be willing to invest where others are not. I am looking to invest in companies that I believe are undervalued relative to the company's intrinsic value. Because I am trying to find a dislocation between intrinsic value and market value, almost by definition, the investment will have some level of controversy. If not, the disconnect would likely not exist. Simply stated, in my opinion, following the consensus view will lead to average or less-than-average returns. Allow me to take a moment to discuss valuation as well as explain why I believe it is important to be a contrarian investor.

Valuation is a measurement of a company's discounted future cash flows (DCF). While we often use proxies for valuation, like price to earnings, price to sales, price to book, etcetera, I see these as nothing more than simplistic approximations for true value, which is represented by DCF. From my perspective, the more simplistic the proxy, the less valuable it is, because simplistic proxies ignore very important aspects of valuation, such as the capital intensity of the firm.

When my team and I value a company, we look at a number of different scenarios and then try to apply probabilities to those scenarios. The reason for using a scenario approach is that the future is impossible to predict, and we must assume that our expectation for the future will not materialize. It is therefore important to assume different outcomes to understand the range of values that we may encounter. Once we have an understanding of this range, we can then make a judgment whether the risk we are taking by investing in a company is more than offset by the reward we expect from that investment. Investing is really about measuring risk. Since, by definition, all investments have risk, the key is to find an opportunity that offers compelling upside with limited downside. This can be difficult and it often requires patience, but I believe it is the right strategy for the Fund.

Contrarian investing offers the greatest opportunity for finding a dislocation between intrinsic value and market value due to the simple fact that the more investors are clamoring to buy a stock the more likely it is to be fairly valued. I prefer to buy companies that are generally out of favor yet still have real value. I am then willing to wait for that investment to come back into favor. In the long run, intrinsic value and market value should converge and, if my team and I are correct in our assessment of intrinsic value, I can afford to be patient. It is important to understand that while I try to invest when a company is out of favor, it may become even more out of favor in the near term. When the market offers good value at even better prices, I will try to take advantage of that opportunity by investing more. Let me expand on this idea with an example.

100  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I began purchasing Computer Associates last year after the stock price had fallen from the high $30s to the low $20s due to an announced SEC and Department of Justice investigation. At that price, my team and I believed the stock represented excellent value that more than offset the risks associated with the investigation. However, the stock went down another $11 before bottoming out around $10, and the investment negatively affected the return of the Fund in 2002. However, rather than selling, I bought more. My rationale was that if I believed the stock offered value at $17 - and nothing fundamentally changed in Computer Associate's business - I certainly believed it offered value much lower. The stock is currently trading around $23 and has been an important contributor to the performance of the Fund this year. In retrospect, was I early? Yes. Was it a good investment? While that remains to be seen, I nonetheless believe the decision to stick with my conviction and buy more when others were selling added value to the Fund. It is important to remember that successful investment decisions rarely follow a smooth upward pattern of returns. However, if more often than not we correctly evaluate intrinsic value, we can comfortably accept the near-term volatility of the market.

I would like to conclude with a couple of comments on the current market environment. Recent economic data suggesting the economy is beginning to recover validates much of the strength in the market indices over the last year. Unfortunately, because of this strength, I am finding fewer and fewer exciting investment opportunities in the U.S. market. Value still exists, but there is no question it is getting harder to find. I am, however, finding very compelling opportunities abroad, which is the primary reason why the Fund now has a 26% international exposure. I firmly believe one should invest anywhere in the world, as long as the opportunity more than offsets the risk associated with the investment. An area I continue to believe offers tremendous opportunity is India. The Fund has long had exposure to India and I continue to find interesting investment ideas there. At this writing, a few members of my team and I are preparing for an upcoming trip to India during which we will further investigate these opportunities.

I will stress that I do believe it is unlikely the future performance of the Fund will be as strong as this past year's performance. However, I am very confident that we have the right team in place and the right investment philosophy to continue investing your money wisely.

I want to thank you again for being a shareholder of Janus Special Equity Fund. I hope this letter has given you a clear understanding that my priority, above all else, is the performance and integrity of the Fund. I am honored to have your confidence and I take the responsibility of investing your money very seriously. I look forward to communicating with you in the future.

Sincerely,

David Decker

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Special Equity Fund $10,248
S&P 500(R) Index $8,117

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Equity Fund and the S&P 500 Index. Janus Special Equity Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 29, 2000, through October 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Special Equity Fund ($10,248) as compared to the S&P 500 Index ($8,117).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE        SINCE
                                    TO-DATE       YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Special Equity Fund            41.22%      43.57%       0.67%
--------------------------------------------------------------------------------
S&P 500(R) Index                     21.19%      20.79%     (5.53)%
--------------------------------------------------------------------------------

                                       Janus Equity Funds  October 31, 2003  101

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--------------------------------------------------------------------------------

JANUS SPECIAL EQUITY FUND

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Special Equity Fund gained 43.57%, while its benchmark, the S&P 500(R) Index, gained 20.79%.(1) This strong performance ranked the Fund near the top of the first quartile based on total return, placing it 14th out of 573 multi-capitalization core funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? The Fund's best performer was Indian conglomerate Reliance Industries, which is building up its telecommunication service business to complement its large petrochemical and oil and gas exploration and production divisions. Other leading gainers included Lear, the world's largest supplier of seating and interiors to the automotive industry, and payroll processor Ceridian. Rounding out our list of top-five contributors were computer microprocessor manufacturer Advanced Micro Devices and Computer Associates International, a developer of back-office software for businesses.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Reliance Industries, Ltd.
   Lear Corp.
   Ceridian Corp.
   Advanced Micro Devices, Inc.
   Computer Associates International, Inc.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Weighing heaviest on performance was Six Flags, an operator of theme parks in the U.S., Canada, Europe and Mexico, followed by entertainment giant Viacom, which counts CBS television, the Infinity radio chain and movie-maker Paramount Pictures among its vast holdings. Other detractors included diversified industrial products manufacturer SPX and North American-focused oil and gas exploration and production interest Anadarko Petroleum, as well as Valassis Communications, a marketing services firm best known for its newspaper coupon inserts.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Six Flags
   Viacom, Inc.
   SPX
   Anadarko Petroleum Corp.
   Valassis Communications, Inc.
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
As our investment choices span the capitalization spectrum from large multinational companies to small niche concerns, the bulk of our energies are focused on comprehensively researching individual stocks, not contemplating sector trends. Nonetheless, some areas of the market performed better than others during the period, which is apparent in the Fund's absolute performance. For example, our collective holdings in the consumer discretionary sector, an area in which we held a considerably larger weighting than the index, and the information technology sector contributed the most to the Fund's performance. Although no one sector detracted from the Fund's overall results, the healthcare and consumer staples groups provided only a slight lift to our performance and were the Fund's weakest performing sectors. It's noteworthy that only a small portion of the Fund's assets were invested in these two areas.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Looking ahead, we will continue to focus on what we believe are underappreciated companies whose intrinsic value has been obscured by market misperceptions and pricing discrepancies. As always, we will set our sights on stocks offering low probability of downside versus high probability of return.

102  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
This nondiversified fund invests in companies with the potential for long-term growth of capital.

FUND PROFILE(3) - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Corporate Bonds - Domestic - 0.3%

Common Stock - Foreign - 25.8%

Common Stock - Domestic - 74.0%

Number of Stocks: 44
Number of Bonds: 2
Top 10 Equities: 47.7%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Liberty Media Corp. - Class A                          6.5%                 6.4%
Ceridian Corp.                                         5.7%                 4.7%
Lear Corp.                                             5.5%                 4.7%
Reliance Industries, Ltd.                              4.9%                 2.7%
Computer Associates International, Inc.                4.9%                 1.9%
Apple Computer, Inc.                                   4.6%                 5.0%
Tyco International, Ltd.
  (New York Shares)                                    4.4%                 2.2%
Freddie Mac                                            3.9%                   --
Cemex S.A. de C.V. (ADR)                               3.8%                 5.9%
EchoStar Communications Corp.
  - Class A                                            3.5%                 1.9%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                    JANUS SPECIAL    S&P 500(R)
                                     EQUITY FUND       INDEX

Broadcast Services and Programming       6.5%           0.3%
Computer Services                        5.7%           0.3%
Automotive - Truck Parts and
  Equipment - Original                   5.5%           0.2%
Finance - Mortgage Loan Banker           5.2%           1.3%
Petrochemicals                           4.9%            --
Enterprise Software/Services             4.9%           0.9%
Computers                                4.6%           3.5%
Diversified Operations                   4.4%           5.2%
Oil Companies - Exploration
  and Production                         4.4%           0.6%
Building Products - Cement
  and Aggregate                          3.8%            --

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

(3)  Chart includes Cash and Cash Equivalents of (0.1)%.

* The Fund's inception date - 2/29/00.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary and information technology sectors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

                                       Janus Equity Funds  October 31, 2003  103

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SPECIAL EQUITY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.8%
Advertising Agencies - 1.5%
   2,599,590    Interpublic Group of Companies, Inc.# .......    $    38,681,899

Apparel Manufacturers - 0.9%
     612,830    Liz Claiborne, Inc. .........................         22,607,299

Automotive - Cars and Light Trucks - 1.3%
   3,918,074    Tata Motors, Ltd. ...........................         32,376,861

Automotive - Truck Parts and Equipment - Original - 5.5%
   2,367,695    Lear Corp.* .................................        137,539,403

Broadcast Services and Programming - 6.5%
  16,073,721    Liberty Media Corp. - Class A* ..............        162,183,844

Building Products - Cement and Aggregate - 3.8%
   3,953,275    Cemex S.A. de C.V. (ADR)# ...................         94,878,600

Cable Television - 3.5%
   2,266,255    EchoStar Communications Corp. - Class A*,# ..         86,842,892

Casino Hotels - 2.7%
   2,307,875    Station Casinos, Inc. .......................         68,659,281

Computer Services - 5.7%
   6,731,555    Ceridian Corp.* .............................        141,362,655

Computers - 4.6%
   4,996,045    Apple Computer, Inc.* .......................        114,359,470

Containers - Paper and Plastic - 1.9%
   2,429,740    Packaging Corporation of America*,# .........         47,865,878

Diversified Operations - 4.4%
   5,299,490    Tyco International, Ltd. (New York Shares) ..        110,653,351

Electric - Generation - 1.5%
   1,903,840    Korea Electric Power Corp.** ................         36,757,704

Electronic Components - Semiconductors - 3.4%
   5,623,950    Advanced Micro Devices, Inc.*,# .............         85,484,040

Electronic Design Automation - 2.9%
   4,725,485    Cadence Design Systems, Inc.*,# .............         72,725,214

Enterprise Software/Services - 4.9%
   5,154,840    Computer Associates International, Inc.# ....        121,241,837

Finance - Investment Bankers/Brokers - 2.4%
   5,753,501    E*TRADE Financial Corp.*,# ..................         59,261,060

Finance - Mortgage Loan Banker - 5.2%
     409,760    Fannie Mae ..................................         29,375,694
   1,790,290    Freddie Mac .................................        100,488,978

                                                                     129,864,672

Medical Information Systems - 1.4%
   1,505,450    IMS Health, Inc. ............................         35,423,239

Money Center Banks - 0.7%
   3,315,028    ICICI Bank, Ltd. ............................         18,147,809

Non-Hazardous Waste Disposal - 1.8%
   3,990,590    Allied Waste Industries, Inc.*,# ............         45,013,855

Oil Companies - Exploration and Production - 4.4%
     791,615    Anadarko Petroleum Corp. ....................         34,530,246
     250,000    EOG Resources, Inc. .........................         10,535,000
   2,236,875    Magnum Hunter Resources, Inc.*,# ............         19,348,969
     763,575    Murphy Oil Corp. ............................         45,035,654

                                                                     109,449,869

Oil Refining and Marketing - 2.0%
   2,568,480    SK Corp.** ..................................         49,698,513

Paper and Related Products - 0.8%
   3,464,960    Ballarpur Industries, Ltd. ..................          5,711,223
     800,000    Louisiana-Pacific Corp.* ....................         15,216,000

                                                                      20,927,223

Shares or Principal Amount                                          Market Value
================================================================================
Petrochemicals - 4.9%
  11,371,335    Reliance Industries, Ltd. ...................    $   122,018,593

Pipelines - 3.1%
   2,056,765    Kinder Morgan Management LLC*,(pound) .......         78,054,232

Publishing - Periodicals - 0.6%
     900,320    Playboy Enterprises, Inc. - Class B* ........         13,945,957

Recreational Centers - 0.7%
   2,585,015    Bally Total Fitness Holding Corp.*,(pound) ..         17,216,200

Reinsurance - 3.1%
      30,061    Berkshire Hathaway, Inc. - Class B* .........         77,933,143

Retail - Discount - 1.4%
     955,550    Fred's, Inc. ................................         36,005,124

Retail - Home Furnishings - 0.9%
   1,000,000    Pier 1 Imports, Inc. ........................         23,100,000

Retail - Toy Store - 2.1%
   3,998,610    Toys R Us, Inc.*,# ..........................         51,981,930

Soap and Cleaning Preparations - 0.8%
     964,132    Reckitt Benckiser PLC .......................         20,254,801

Steel - Producers - 1.3%
   4,048,904    Tata Iron and Steel Company, Ltd. ...........         32,024,057

Television - 2.8%
   2,076,990    SBS Broadcasting S.A.*,(pound) ..............         58,861,897
     875,000    Sinclair Broadcast Group, Inc. - Class A* ...         10,185,000

                                                                      69,046,897

Tobacco - 3.3%
   7,812,020    Swedish Match A.B.** ........................         63,591,007
   1,210,971    Vector Group, Ltd.# .........................         19,072,793

                                                                      82,663,800

Toys - 1.1%
   1,376,790    Mattel, Inc. ................................         26,654,654
--------------------------------------------------------------------------------
Total Common Stock (cost $2,068,025,531) ....................      2,492,905,856
--------------------------------------------------------------------------------
Corporate Bonds - 0.3%
Retail - Discount - 0%
$ 16,925,000    Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(beta),(pi).......             42,313
Tobacco - 0.3%
  10,000,000    Vector Group, Ltd., 6.25%
                  convertible subordinated notes
                  due 7/15/08 (144A)ss. .....................          8,675,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $17,900,645) ....................          8,717,313
--------------------------------------------------------------------------------
Other Securities - 6.1%
                State Street Navigator Securities Lending
 153,752,368      Prime Portfolio (cost $153,752,368)+ ......        153,752,368
--------------------------------------------------------------------------------
Repurchase Agreement - 0.2%
   3,900,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $3,900,348
                  collateralized by $16,079,224
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $3,978,012
                  (cost $3,900,000) .........................          3,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,243,578,544) - 106.4% ......      2,659,275,537
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (6.4)%    (160,439,514)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,498,836,023
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

104  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            4.2%          $   110,653,351
India                                              7.9%              210,278,543
Luxembourg                                         2.2%               58,861,897
Mexico                                             3.6%               94,878,600
South Korea                                        3.2%               86,456,217
Sweden                                             2.4%               63,591,007
United Kingdom                                     0.8%               20,254,801
United States++                                   75.7%            2,014,301,121
--------------------------------------------------------------------------------
Total                                            100.0%          $ 2,659,275,537

++Includes Short-Term Securities (69.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
South Korean Won
  11/12/03                 46,950,000,000    $    39,636,977    $      (723,455)
Swedish Krona 4/16/04         437,500,000         55,667,338             744,241
--------------------------------------------------------------------------------
Total                                        $    95,304,315    $         20,786

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Equity Funds  October 31, 2003  105

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--------------------------------------------------------------------------------

JANUS RISK-MANAGED STOCK FUND                               Managed by INTECH

MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Launched February 28, 2003, Janus Risk-Managed Stock Fund advanced 24.40% through October 31, 2003, while its benchmark, the S&P 500(R) Index, gained 26.35%.(1)

FUND OVERVIEW

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to actively participate in the market's upside without increasing risk along the way.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the S&P 500(R) Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the index over the long term while limiting losses during more challenging markets. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

MANAGER'S OVERVIEW

Q. WHAT POSITIVELY IMPACTED PERFORMANCE?
The Fund gained ground on the tails of a pronounced market upswing. Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund to keep the portfolio potentially more efficient than the index, without increasing risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. In addition to helping the Fund post positive absolute returns since its inception, we feel that the mathematical process, which continued to be implemented in a disciplined manner during the period, will also help us perform over a three- to five-year period.

Q. WHAT NEGATIVELY IMPACTED THE FUND'S RECENT PERFORMANCE?
The Fund's performance can primarily be attributed to two factors: stocks' relative volatility and correlation of stocks to one another (stocks' relationship to one another). The investment process uses historical information to attempt to improve the weighting of individual stocks in the portfolio. Relative underperformance of the Fund during the period can primarily be attributed to this process. When the stock market turns dramatically (either up or down), as it did in the first half of 2003, it may take a while for the process to catch up with the change. The investment process incorporates 52 weeks of past price history into the process, and each week will drop one week of history and add a new one as time continues. Given that we use past price history, there can be a lag effect. That is somewhat typical for the process and is random in nature.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500(R) Index over the long term, while controlling risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

FUND PERFORMANCE
--------------------------------------------------------------------------------

[GRAPH]

Janus Risk-Managed Stock Fund $12,440
S&P 500(R) Index $12,635

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Risk-Managed Stock Fund and the S&P 500 Index. Janus Risk-Managed Stock Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 28, 2003, through October 31, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Risk-Managed Stock Fund ($12,440) as compared to the S&P 500 Index ($12,635).

CUMULATIVE TOTAL RETURN - FOR THE PERIOD ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                                 SINCE
                                               INCEPTION*
--------------------------------------------------------------------------------
Janus Risk-Managed Stock Fund                    24.40%
--------------------------------------------------------------------------------
S&P 500(R) Index                                 26.35%
--------------------------------------------------------------------------------

106  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
Seeks long-term growth of capital and attempts to outperform the S&P 500(R) Index by applying a mathematical process that aims to capitalize on market volatility without increasing overall risk relative to the index.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Common Stock - Foreign - 1.3%

Cash and Cash Equivalents - 5.1%

Common Stock - Domestic - 93.6%

Number of Stocks: 320
Top 10 Equities: 14.1%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003
Boston Scientific Corp.                                2.0%
eBay, Inc.                                             1.7%
General Electric Co.                                   1.7%
Yahoo!, Inc.                                           1.4%
Exxon Mobil Corp.                                      1.4%
Pfizer, Inc.                                           1.3%
Citigroup, Inc.                                        1.3%
Apollo Group, Inc. - Class A                           1.1%
Microsoft Corp.                                        1.1%
Wal-Mart Stores, Inc.                                  1.1%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                     RISK-MANAGED    S&P 500(R)
                                      STOCK FUND       INDEX

Super - Regional Banks                   4.1%           5.4%
Medical - Drugs                          4.0%           6.7%
Diversified Operations                   3.9%           5.2%
Electric - Integrated                    3.9%           2.4%
Medical Instruments                      3.8%           1.1%
Finance - Investment Banker/Brokers      3.8%           5.4%
Computers                                2.5%           3.5%
Medical - Biomedical and Genetic         2.4%           1.1%
Oil Companies - Integrated               2.3%           4.0%
Medical Products                         2.2%           2.2%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

* The Fund's inception date - 2/28/03.

Source - Lipper, Inc. - A Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

A fund's performance for very short time periods may not be indicative of future performance.

The proprietary mathematical process used by INTECH may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

A voluntary waiver is in place for this Fund to the extent of management fees. Without such waiver, total returns would have been lower.

                                       Janus Equity Funds  October 31, 2003  107

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS RISK-MANAGED STOCK FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 94.9%
Advertising Agencies - 0.1%
       1,400    Omnicom Group, Inc. .........................    $       111,720

Aerospace and Defense - 0%
         600    Rockwell Collins, Inc. ......................             16,470

Aerospace and Defense - Equipment - 0.1%
       3,600    B.F. Goodrich Co. ...........................             99,432
         300    United Technologies Corp. ...................             25,407

                                                                         124,839

Agricultural Operations - 0.3%
      11,700    Monsanto Co. ................................            293,085

Airlines - 0.1%
       6,000    Southwest Airlines Co. ......................            116,400

Apparel Manufacturers - 0.3%
       7,700    Liz Claiborne, Inc. .........................            284,053

Appliances - 0.1%
       1,600    Whirlpool Corp. .............................            112,752

Applications Software - 1.9%
      13,300    Citrix Systems, Inc.* .......................            336,224
       7,000    Mercury Interactive Corp. ...................            325,080
      38,200    Microsoft Corp. .............................            998,930

                                                                       1,660,234

Athletic Footwear - 0.3%
       2,100    NIKE, Inc. - Class B ........................            134,190
       4,200    Reebok International, Ltd. ..................            163,590

                                                                         297,780

Automotive - Medium and Heavy Duty Trucks - 1.2%
       4,400    Navistar International Corp.* ...............            177,892
      10,900    PACCAR, Inc. ................................            860,664

                                                                       1,038,556
Automotive - Truck Parts and Equipment - Original - 0.3%
       2,500    Johnson Controls, Inc. ......................            268,825

Beverages - Non-Alcoholic - 0.2%
         400    Coca-Cola Co. ...............................             18,560
         100    Coca-Cola Enterprises, Inc. .................              2,016
       4,200    PepsiCo, Inc. ...............................            200,844

                                                                         221,420

Beverages - Wine and Spirits - 0.2%
       1,700    Brown-Forman Corp. - Class B ................            143,446

Brewery - 0.2%
       3,800    Anheuser-Busch Companies, Inc. ..............            187,188

Broadcast Services and Programming - 0.1%
       1,900    Clear Channel Communications, Inc. ..........             77,558

Building - Residential and Commercial - 0.9%
       4,400    Centex Corp. ................................            429,000
       1,300    KB Home .....................................             89,037
       3,000    Pulte Homes, Inc. ...........................            259,530

                                                                         777,567

Building and Construction Products - Miscellaneous - 0%
         700    Masco Corp. .................................             19,250

Cable Television - 0.5%
      13,000    Comcast Corp. - Class A* ....................            440,960

Casino Services - 1.0%
      27,000    International Game Technology ...............            884,250

Shares or Principal Amount                                          Market Value
================================================================================
Cellular Telecommunications - 1.1%
      40,000    Nextel Communications, Inc. - Class A* ......    $       968,000

Chemicals - Diversified - 0.3%
       3,600    Dow Chemical Company ........................            135,684
       3,700    E.I. du Pont de Nemours and Co. .............            149,480

                                                                         285,164

Chemicals - Specialty - 0.7%
       1,500    Ashland, Inc. ...............................             55,860
      15,700    Ecolab, Inc. ................................            422,173
         600    Engelhard Corp. .............................             17,148
       4,100    Hercules, Inc. ..............................             42,845
       1,000    Sigma-Aldrich Corp. .........................             52,450

                                                                         590,476

Coatings and Paint Products - 0%
       1,200    Sherwin-Williams Co. ........................             40,248

Commercial Banks - 1.3%
       9,100    AmSouth Bancorporation ......................            214,942
         300    Charter One Financial, Inc. .................              9,588
       6,300    First Tennessee National Corp. ..............            285,768
       4,400    Regions Financial Corp. .....................            161,700
      11,200    SouthTrust Corp. ............................            356,720
         700    Synovus Financial Corp. .....................             19,320
       1,100    Zions Bancorporation ........................             67,419

                                                                       1,115,457

Commercial Services - Finance - 0.5%
       1,400    Deluxe Corp. ................................             56,518
       5,400    Moody's Corp. ...............................            312,282
       2,000    Paychex, Inc. ...............................             77,840

                                                                         446,640

Computer Aided Design - 0.1%
       6,100    Autodesk, Inc. ..............................            117,425

Computer Services - 0.2%
       9,200    Unisys Corp. ................................            141,312

Computers - 2.5%
       7,200    Apple Computer, Inc.* .......................            164,808
      22,700    Dell, Inc.* .................................            819,924
      24,200    Hewlett-Packard Co. .........................            539,902
       8,100    IBM Corp. ...................................            724,788

                                                                       2,249,422

Computers - Memory Devices - 1.1%
      19,800    EMC Corp.* ..................................            274,032
      14,800    Network Appliance, Inc. .....................            365,264
      10,500    VERITAS Software Corp.* .....................            379,575

                                                                       1,018,871

Computers - Peripheral Equipment - 0.6%
       7,800    Lexmark International Group, Inc. - Class A*             574,158

Consumer Products - Miscellaneous - 0.5%
       4,700    Clorox Co. ..................................            212,910
       4,000    Fortune Brands, Inc. ........................            260,600

                                                                         473,510

Containers - Metal and Glass - 0.1%
       1,900    Ball Corp. ..................................            106,780

Containers - Paper and Plastic - 0.5%
       1,200    Pactiv Corp. ................................             26,460
       7,600    Sealed Air Corp.* ...........................            404,548

                                                                         431,008

See Notes to Schedules of Investments and Financial Statements.

108  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Cosmetics and Toiletries - 1.2%
       1,200    Alberto-Culver Co. - Class B ................    $        76,080
       7,200    Avon Products, Inc. .........................            489,312
       1,600    Colgate-Palmolive Co. .......................             85,104
       1,500    International Flavors & Fragrances, Inc. ....             49,650
       4,100    Procter & Gamble Co. ........................            402,989

                                                                       1,103,135

Cruise Lines - 0.2%
       4,700    Carnival Corp. ..............................            164,077

Data Processing and Management - 0.3%
       7,900    First Data Corp. ............................            282,030

Disposable Medical Products - 0.4%
       4,300    C.R. Bard, Inc. .............................            344,215

Distribution and Wholesale - 0.2%
         100    Genuine Parts Co. ...........................              3,182
       3,200    W.W. Grainger, Inc. .........................            146,496

                                                                         149,678

Diversified Financial Services - 0.3%
       5,300    Morgan Stanley Co. ..........................            290,811

Diversified Operations - 3.9%
       6,200    3M Co. ......................................            488,994
       5,700    Cooper Industries, Ltd. - Class A ...........            301,530
       3,300    Crane Co. ...................................             92,730
       2,300    Danaher Corp. ...............................            190,555
       2,400    Dover Corp. .................................             93,648
       2,000    Eaton Corp. .................................            200,480
      50,400    General Electric Co. ........................          1,462,104
         600    Illinois Tool Works, Inc. ...................             44,130
       3,400    Ingersoll-Rand Co. - Class A ................            205,360
         400    ITT Industries, Inc. ........................             27,196
      17,000    Tyco International, Ltd. (New York Shares) ..            354,960

                                                                       3,461,687

Diversified Operations - Commercial Services - 0.3%
      11,300    Cendant Corp.* ..............................            230,859

E-Commerce/Services - 1.9%
      26,900    eBay, Inc.* .................................          1,504,786
       6,100    Monster Worldwide, Inc. .....................            155,367

                                                                       1,660,153

Electric - Integrated - 3.9%
       1,800    Ameren Corp. ................................             80,370
       5,400    Cinergy Corp. ...............................            196,074
       1,200    Consolidated Edison, Inc. ...................             48,564
       6,800    Constellation Energy Group, Inc. ............            247,316
         200    Dominion Resources, Inc. ....................             12,320
      14,700    Edison International ........................            289,737
      10,200    Entergy Corp. ...............................            549,780
       3,700    Exelon Corp. ................................            234,765
       1,100    FirstEnergy Corp. ...........................             37,829
       2,800    FPL Group, Inc. .............................            178,472
      19,700    PG&E Corp. ..................................            481,665
       7,200    PPL Corp. ...................................            287,424
       4,000    Public Service Enterprise Group, Inc. .......            163,480
      12,400    Southern Co. ................................            369,520
       1,800    TXU Corp. ...................................             41,076
      14,200    Xcel Energy, Inc. ...........................            232,880

                                                                       3,451,272

Electric Products - Miscellaneous - 0%
         300    Emerson Electric Co. ........................             17,025

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Miscellaneous - 0.2%
       5,100    Jabil Circuit, Inc. .........................    $       142,035

Electronic Components - Semiconductors - 1.4%
       5,700    Advanced Micro Devices, Inc.* ...............             86,640
      15,200    Altera Corp.* ...............................            307,496
       3,500    Broadcom Corp. - Class A ....................            111,825
       9,900    Intel Corp. .................................            327,195
       4,400    National Semiconductor Corp.* ...............            178,772
       1,400    Nvidia Corp.* ...............................             24,752
       5,900    PMC-Sierra, Inc. ............................            107,203
       1,800    QLogic Corp. ................................            100,890
       1,000    Xilinx, Inc.* ...............................             31,700

                                                                       1,276,473

Electronic Forms - 0.4%
       7,400    Adobe Systems, Inc. .........................            324,416

Electronic Measuring Instruments - 0.1%
       2,000    Agilent Technologies, Inc. ..................             49,840

Engineering - Research and Development - 0.2%
       5,200    Fluor Corp. .................................            192,816

Engines - Internal Combustion - 0.2%
       3,900    Cummins, Inc. ...............................            184,860

Enterprise Software/Services - 1.4%
      31,800    Computer Associates International, Inc. .....            747,936
      38,200    Oracle Corp.* ...............................            456,872

                                                                       1,204,808

Entertainment Software - 0.3%
       2,700    Electronic Arts, Inc.* ......................            267,408

Filtration and Separations Products - 0.2%
       7,100    Pall Corp. ..................................            166,140

Finance - Consumer Loans - 0.8%
      18,800    SLM Corp. ...................................            736,208

Finance - Credit Card - 1.3%
      14,300    American Express Co. ........................            671,099
       4,000    Capital One Financial Corp. .................            243,200
       6,100    MBNA Corp. ..................................            150,975
       7,500    Providian Financial Corp. ...................             83,325

                                                                       1,148,599

Finance - Investment Bankers/Brokers - 3.8%
       7,500    Bear Stearns Companies, Inc. ................            571,875
      24,300    Citigroup, Inc. .............................          1,151,820
       3,500    Goldman Sachs Group, Inc. ...................            328,650
      15,000    J.P. Morgan Chase & Co. .....................            538,500
       4,100    Lehman Brothers Holdings, Inc. ..............            295,200
       8,700    Merrill Lynch & Company, Inc. ...............            515,040

                                                                       3,401,085

Finance - Mortgage Loan Banker - 1.0%
       8,600    Countrywide Financial Corp. .................            904,032
         400    Fannie Mae ..................................             28,676

                                                                         932,708

Financial Guarantee Insurance - 0.1%
         200    Ambac Financial Group, Inc. .................             14,148
       1,000    MBIA, Inc. ..................................             59,610

                                                                          73,758

Food - Confectionary - 0.2%
         600    Hershey Foods Corp. .........................             46,260
       2,600    Wm. Wrigley Jr. Company .....................            146,640

                                                                         192,900

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Equity Funds  October 31, 2003  109

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS RISK-MANAGED STOCK FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Food - Diversified - 0.2%
         500    ConAgra Foods, Inc. .........................    $        11,920
       2,500    General Mills, Inc. .........................            112,125
         600    Kellogg Co. .................................             19,878
       2,400    McCormick & Company, Inc. ...................             71,136

                                                                         215,059

Food - Wholesale/Distribution - 0.3%
       6,000    Supervalu, Inc. .............................            151,320
       4,700    Sysco Corp. .................................            158,202

                                                                         309,522

Gas - Distribution - 0.7%
       1,000    KeySpan Corp. ...............................             34,970
       1,400    Nicor, Inc. .................................             47,978
       3,000    Peoples Energy Corp. ........................            121,350
      15,300    Sempra Energy Co. ...........................            425,340

                                                                         629,638

Gold Mining - 0.4%
       7,500    Newmont Mining Corp. ........................            328,350

Home Decoration Products - 0%
         400    Newell Rubbermaid, Inc. .....................              9,120

Hotels and Motels - 0.4%
       6,800    Hilton Hotels Corp. .........................            107,712
       1,200    Marriott International, Inc. - Class A ......             51,840
       4,600    Starwood Hotels & Resorts Worldwide, Inc. ...            155,158

                                                                         314,710

Identification Systems and Devices - 0.2%
      13,500    Symbol Technologies, Inc. ...................            168,615

Industrial Automation and Robotics - 0.5%
      15,400    Rockwell Automation, Inc. ...................            478,170

Industrial Gases - 0.3%
       3,300    Praxair, Inc. ...............................            229,614

Instruments - Controls - 0.2%
       6,700    Thermo Electron Corp. .......................            147,266

Instruments - Scientific - 0.3%
      10,300    PerkinElmer, Inc. ...........................            185,503
       2,500    Waters Corp. ................................             78,575

                                                                         264,078

Insurance Brokers - 0.4%
         700    Aon Corp. ...................................             15,330
       8,800    Marsh & McLennan Companies, Inc. ............            376,200

                                                                         391,530

Internet Security - 0.3%
       3,800    Symantec Corp.* .............................            253,270

Investment Management and Advisory Services - 0.6%
       3,300    Franklin Resources, Inc. ....................            156,486
       8,500    T. Rowe Price Group, Inc. ...................            349,775

                                                                         506,261

Leisure and Recreation Products - 0.1%
       1,900    Brunswick Corp. .............................             56,373

Life and Health Insurance - 0.6%
       6,300    AFLAC, Inc. .................................            229,824
       7,000    Principal Financial Group, Inc. .............            219,450
       1,400    Torchmark Corp. .............................             61,432

                                                                         510,706

Shares or Principal Amount                                          Market Value
================================================================================
Machinery - Construction and Mining - 0.6%
       7,500    Caterpillar, Inc. ...........................    $       549,600

Machinery - Farm - 0.1%
       1,100    Deere & Co. .................................             66,682

Medical - Biomedical and Genetic - 2.4%
      12,900    Amgen, Inc.* ................................            796,704
       6,600    Chiron Corp. ................................            360,558
      18,600    Genzyme Corp. ...............................            853,740
       2,900    Millipore Corp.* ............................            127,165

                                                                       2,138,167

Medical - Drugs - 4.0%
         900    Abbott Laboratories .........................             38,358
       1,600    Bristol-Myers Squibb Co. ....................             40,592
       4,400    Eli Lilly and Co. ...........................            293,128
      12,800    Forest Laboratories, Inc.* ..................            640,128
      12,200    MedImmune, Inc.* ............................            325,252
      18,900    Merck & Company, Inc. .......................            836,325
      36,980    Pfizer, Inc. ................................          1,168,568
       4,700    Wyeth .......................................            207,458

                                                                       3,549,809

Medical - Generic Drugs - 0.5%
      10,600    Watson Pharmaceuticals, Inc. ................            416,262

Medical - HMO - 1.1%
       8,700    Aetna, Inc. .................................            499,467
       1,000    Anthem, Inc.* ...............................             68,430
       7,600    Humana, Inc* ................................            154,204
       4,900    UnitedHealth Group, Inc. ....................            249,312
         400    WellPoint Health Networks, Inc.* ............             35,560

                                                                       1,006,973

Medical - Nursing Home - 0.2%
       4,800    Manor Care, Inc. ............................            159,744

Medical Information Systems - 0.1%
       2,200    IMS Health, Inc. ............................             51,766

Medical Instruments - 3.8%
      25,700    Boston Scientific Corp.* ....................          1,740,404
       9,000    Guidant Corp. ...............................            459,090
       9,500    Medtronic, Inc. .............................            432,915
      13,400    St. Jude Medical, Inc.* .....................            779,344

                                                                       3,411,753

Medical Products - 2.2%
       4,300    Becton, Dickinson and Co. ...................            157,208
       1,600    Biomet, Inc. ................................             57,376
      11,600    Johnson & Johnson ...........................            583,828
       7,700    Stryker Corp. ...............................            624,547
       8,400    Zimmer Holdings, Inc.* ......................            536,004

                                                                       1,958,963

Metal - Copper - 0.3%
       4,200    Phelps Dodge Corp. ..........................            259,308

Metal - Diversified - 0.5%
      12,400    Freeport-McMoRan Copper & Gold, Inc.
                  - Class B .................................            480,500

Multi-Line Insurance - 1.3%
       1,600    Allstate Corp. ..............................             63,200
       8,100    American International Group, Inc. ..........            492,723
       3,100    MetLife, Inc. ...............................             97,340
       2,900    Prudential Financial, Inc. ..................            112,056
       9,900    SAFECO Corp. ................................            363,330

                                                                       1,128,649

See Notes to Schedules of Investments and Financial Statements.

110  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Multimedia - 0.8%
       3,000    Gannett Company, Inc. .......................    $       252,330
         500    McGraw-Hill Companies, Inc. .................             33,475
       2,500    Meredith Corp. ..............................            121,300
         800    Time Warner, Inc.* ..........................             12,232
       5,500    Viacom, Inc. - Class B ......................            219,285
       1,400    Walt Disney Co. .............................             31,696

                                                                         670,318

Networking Products - 0.8%
      32,300    Cisco Systems, Inc.* ........................            677,654

Non-Hazardous Waste Disposal - 0.1%
       4,500    Allied Waste Industries, Inc.* ..............             50,760

Office Automation and Equipment - 0.3%
      23,000    Xerox Corp. .................................            241,500

Oil - Field Services - 1.2%
       3,700    BJ Services Co.* ............................            121,397
      38,700    Halliburton Co. .............................            924,156

                                                                       1,045,553

Oil and Gas Drilling - 0.1%
       2,600    Nabors Industries, Ltd.* ....................             98,280
       1,100    Rowan Companies, Inc. .......................             26,345

                                                                         124,625

Oil Companies - Exploration and Production - 1.2%
       7,330    Apache Corp. ................................            511,048
       9,400    Burlington Resources, Inc. ..................            457,216
       1,900    Devon Energy Corp. ..........................             92,150
         500    EOG Resources, Inc. .........................             21,070

                                                                       1,081,484

Oil Companies - Integrated - 2.3%
         800    ChevronTexaco Corp. .........................             59,440
       1,900    ConocoPhillips ..............................            108,585
      34,100    Exxon Mobil Corp. ...........................          1,247,378
       4,900    Marathon Oil Corp. ..........................            144,893
      14,200    Occidental Petroleum Corp. ..................            500,692

                                                                       2,060,988

Oil Refining and Marketing - 0.3%
       5,100    Sunoco, Inc. ................................            223,176

Optical Supplies - 0.5%
       4,900    Allergan, Inc. ..............................            370,538
       2,000    Bausch & Lomb, Inc. .........................             96,320

                                                                         466,858

Paper and Related Products - 0.4%
       6,000    Georgia-Pacific Corp. .......................            157,680
       7,300    Louisiana-Pacific Corp.* ....................            138,846
         300    Weyerhaeuser Co. ............................             18,069

                                                                         314,595

Pharmacy Services - 0.2%
       4,317    Medco Health Solutions, Inc.* ...............            143,324

Photo Equipment and Supplies - 0%
       1,600    Eastman Kodak Co. ...........................             39,088

Pipelines - 0.4%
       7,400    Kinder Morgan, Inc. .........................            396,270

Power Converters and Power Supply Equipment - 0.3%
      11,900    American Power Conversion Corp. .............            240,737

Shares or Principal Amount                                          Market Value
================================================================================
Property and Casualty Insurance - 1.1%
       1,200    ACE, Ltd. ...................................    $        43,200
         400    Chubb Corp. .................................             26,724
      11,300    Progressive Corp. ...........................            833,940
         700    St. Paul Companies, Inc. ....................             26,691
       1,900    Travelers Property Casualty Corp. - Class B .             31,103
         200    XL Capital, Ltd. - Class A ..................             13,900

                                                                         975,558

Publishing - Newspapers - 0.9%
       3,400    Knight-Ridder, Inc. .........................            249,288
       1,000    New York Times Co. - Class A ................             47,530
       9,600    Tribune Co. .................................            470,880

                                                                         767,698

Real Estate Invesment Trusts (REIT) - Apartments - 0.2%
         400    Apartment Investment & Managment Co
                  - Class A .................................             16,360
       5,100    Equity Residential Properties Trust .........            149,175

                                                                         165,535

Real Estate Investment Trusts (REIT) - Office Property - 0%
         900    Equity Office Properties Trust ..............             25,209

Real Estate Investment Trusts (REIT) - Regional Malls - 0.6%
      11,400    Simon Property Group, Inc. ..................            513,912

Real Estate Investment Trusts (REIT) -
Warehouse and Industrial - 0.1%
       2,800    ProLogis ....................................             82,712

Retail - Apparel and Shoe - 0.8%
      34,900    Gap, Inc. ...................................            665,892
       2,700    Nordstrom, Inc. .............................             82,323

                                                                         748,215

Retail - Auto Parts - 0.3%
       2,800    AutoZone, Inc.* .............................            269,080

Retail - Automobile - 0.3%
      11,900    Auto Nation, Inc. ...........................            222,530

Retail - Bedding - 0.3%
       6,500    Bed Bath & Beyond, Inc. .....................            274,560

Retail - Building Products - 0.4%
         900    Home Depot, Inc. ............................             33,363
       5,400    Lowe's Companies, Inc. ......................            318,222

                                                                         351,585

Retail - Consumer Electronics - 0.7%
       9,600    Best Buy Company, Inc.* .....................            559,776
       1,200    RadioShack Corp. ............................             35,988

                                                                         595,764

Retail - Discount - 1.8%
       9,300    Dollar General Corp. ........................            208,971
       6,200    Family Dollar Stores, Inc. ..................            270,382
       2,300    Target Corp. ................................             91,402
       3,800    TJX Companies, Inc. .........................             79,762
      16,600    Wal-Mart Stores, Inc. .......................            978,570

                                                                       1,629,087

Retail - Drug Store - 0%
         600    CVS Corp. ...................................             21,108

Retail - Jewelry - 0.2%
       3,800    Tiffany & Co. ...............................            180,310

Retail - Major Department Stores - 0.2%
       2,900    Sears, Roebuck and Co. ......................            152,627

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Equity Funds  October 31, 2003  111

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS RISK-MANAGED STOCK FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Office Supplies - 0.3%
      10,400    Staples, Inc.* ..............................    $       278,928

Retail - Regional Department Stores - 0.1%
       1,500    Federated Department Stores, Inc. ...........             71,325

Retail - Restaurants - 0.2%
       2,600    McDonald's Corp. ............................             65,026
       3,700    Starbucks Corp. .............................            116,920
       1,000    Yum! Brands, Inc.* ..........................             34,140

                                                                         216,086

Savings/Loan/Thrifts - 0.9%
       5,500    Golden West Financial Corp. .................            552,365
       6,400    Washington Mutual, Inc. .....................            280,000

                                                                         832,365

Schools - 1.1%
      15,900    Apollo Group, Inc. - Class A* ...............          1,010,127

Semiconductor Components/Integrated Circuits - 0.3%
       3,800    Analog Devices, Inc. ........................            168,454
       3,000    Linear Technology Corp. .....................            127,830
         300    Maxim Integrated Products, Inc. .............             14,913

                                                                         311,197

Semiconductor Equipment - 0.2%
       1,300    Applied Materials, Inc.* ....................             30,381
       2,000    KLA-Tencor Corp.* ...........................            114,660
         200    Novellus Systems, Inc.* .....................              8,258

                                                                         153,299

Steel - Producers - 0.2%
       6,900    United States Steel Corp. ...................            163,185

Super-Regional Banks - 4.1%
      12,400    Bank of America Corp. .......................            939,052
       6,900    Bank One Corp. ..............................            292,905
       8,700    Fleetboston Financial Corp. .................            351,393
      12,000    Huntington Bancshares, Inc. .................            259,920
       2,600    KeyCorp .....................................             73,450
       7,500    National City Corp. .........................            244,950
      13,400    U.S. Bancorp ................................            364,748
       3,800    Union Planters Corp. ........................            126,426
      14,300    Wachovia Corp. ..............................            655,941
       6,100    Wells Fargo & Co. ...........................            343,552

                                                                       3,652,337

Telecommunication Equipment - 0.9%
       1,400    Andrew Corp. ................................             18,312
       7,900    Avaya, Inc. .................................            102,226
      14,100    Comverse Technology, Inc.* ..................            254,364
      15,200    Scientific-Atlanta, Inc. ....................            449,920

                                                                         824,822

Telecommunication Equipment - Fiber Optics - 0.1%
       5,400    Corning, Inc.* ..............................             59,292

Telephone - Integrated - 1.7%
       2,100    ALLTEL Corp. ................................             99,267
       3,000    BellSouth Corp. .............................             78,930
      11,100    CenturyTel, Inc. ............................            396,825
      22,600    Citizens Communications Co. .................            281,370
         100    SBC Communications, Inc. ....................              2,398
      10,200    Sprint Corp. ................................            163,200
      14,100    Verizon Communications, Inc. ................            473,760

                                                                       1,495,750

Television - 0%
         600    Univision Communications, Inc. - Class A* ...             20,370

Shares or Principal Amount                                          Market Value
================================================================================
Tobacco - 0.2%
       4,700    UST, Inc. ...................................    $       159,894

Tools - Hand Held - 0%
         600    Snap-On, Inc. ...............................             17,604

Toys - 0.4%
      14,300    Hasbro, Inc. ................................            311,740
       1,300    Mattel, Inc. ................................             25,168

                                                                         336,908

Transportation - Railroad - 0.1%
         700    Burlington Northern Santa Fe Corp. ..........             20,258
       1,000    Norfolk Southern Corp. ......................             20,150
       1,200    Union Pacific Corp. .........................             75,120

                                                                         115,528

Transportation - Services - 1.5%
       9,800    FedEx Corp. .................................            742,448
       8,600    United Parcel Service, Inc. - Class B .......            623,672

                                                                       1,366,120

Trucking and Leasing - 0.1%
       3,000    Ryder System, Inc. ..........................             90,000

Web Portals/Internet Service Providers - 1.4%
      28,600    Yahoo!, Inc.* ...............................          1,249,820

Wireless Equipment - 0.2%
       3,200    QUALCOMM, Inc. ..............................            152,000
--------------------------------------------------------------------------------
Total Common Stock (cost $75,740,918) .......................         84,403,655
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 5.7%
                Fannie Mae
  $5,100,000      0.95%, 11/3/03
                  (amortized cost $5,099,731) ...............          5,099,731
--------------------------------------------------------------------------------
Short-Term U.S. Treasury Bill - 0.6%
                U.S. Treasury Bill
     500,000      0.935%, 1/15/04** (cost $499,026) .........            499,037
--------------------------------------------------------------------------------
Total Investments (total cost $81,339,675) - 101.2% .........         90,002,423
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.2)%      (1,066,858)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    88,935,565
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Long
80 Contracts    S&P 500(R) Emini
                  expires December 2003, principal
                  amount $4,172,600, value $4,198,000
                  cumulative appreciation ...................    $        25,400
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.1%          $       960,130
Cayman Islands                                       0%                   57,100
Panama                                             0.2%                  164,077
United States++                                   98.7%               88,821,116
--------------------------------------------------------------------------------
Total                                            100.0%          $    90,002,423

++Includes Short-Term Securities (92.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

112  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND                           MANAGED BY PERKINS, WOLF,
                                                   MCDONNELL AND COMPANY, LLC

[PHOTO]
Robert Perkins
portfolio manager

[PHOTO]
Thomas Perkins
portfolio manager

[PHOTO]
Jeff Kautz
portfolio manager

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the six months ended October 31, 2003, Janus Mid Cap Value Fund, Investor Shares, gained 25.02% and its Institutional Shares gained 25.21%.(1) This compares to its benchmark, the Russell Midcap Value Index, which returned 24.59% for the same period.(1)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) In the value arena, the S&P/Barra Value Index rose 24.82%, while the Morgan Stanley Capital International World Value Index advanced 24.77%.(1)

The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Reflecting on the past six months, we are pleasantly surprised by the continued strength of the U.S. equity markets. Entering this period, we maintained a less-than-sanguine outlook for the geopolitical and economic environments and stock valuations. Our sensitivity to risk and the scarcity of what we view as attractively valued stocks led us to maintain larger cash positions than we normally do for the better part of the year. We are happy to report that despite higher cash positions the Fund outperformed its benchmark over the trailing six months. In fact, with the exception of energy, our stock selection was positive across all sectors and was one of the biggest contributors to our outperformance during this time period. We believe this is a testament to our disciplined process, which emphasizes quality franchises with strong balance sheets and cash flows, as well as our disciplined attention to share prices and risk/reward relationships.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? In the most recent six month period, our list of top-five contributors began with chipmaker Silicon Storage Technology, followed by CIT Group, a commercial finance company. Assisted living and nursing services provider Manor Care and Dycom Industries, which offers engineering, construction, and maintenance services to telecommunication companies, also contributed significantly to our results. Meanwhile, Openwave Systems, a manufacturer of software for the communications industry, rounded out our list of top performers.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Silicon Storage Technology
   CIT Group, Inc.
   Manor Care, Inc.
   Dycom Industries, Inc.
   Openwave Systems
--------------------------------------------------------------------------------

                                       Janus Equity Funds  October 31, 2003  113

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND

Q. WHICH HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?
Our position in Pinnacle Systems, which makes video editing software, proved to be the Fund's largest detractor. Other disappointments included Key Energy Services, an onshore well-service company, and Tenet Healthcare, owner and operator of 114 general hospitals in the U.S. Also experiencing declines during the period were W.W. Grainger, a commercial provider of maintenance, repair and service equipment, and agribusiness concern Bunge Limited, which is the world's top oilseed processor.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Pinnacle Systems, Inc.
   Key Energy Services
   Tenet Healthcare Corp.
   W.W. Grainger, Inc.
   Bunge Limited
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON PERFORMANCE?
Day in and day out our goal is to invest in individual companies with strong balance sheets and steady cash flow streams that are selling at below-average valuations. So while we do not simply invest in sectors that are out of favor with the market, certain areas did significantly impact the Fund's performance during the period. In particular, our positions from the information technology and financial sectors had the greatest positive impact on the Fund's performance. Meanwhile, although our telecommunication services and consumer staples investments contributed slight gains to our absolute results, they were the Fund's weakest-performing sectors.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Despite widespread investor optimism surrounding the run up in share prices, we cannot bring ourselves to ignore the confluence of events that has aided the market's ascent. It is our belief that the gathering strength of the economy has had greater impact on stock valuations than it has on the near-term earnings of our investments. While our companies have generally shown good earnings growth this year, we believe our performance has benefited more from increased investor confidence in the fundamental longer-term outlook for our holdings. This has reinforced our belief that it is more important to focus on long-term company fundamentals and stock valuations than on near-term economic trends.

As we are reducing holdings that have hit our price targets, we are continuing to find high-quality equities in assorted industries (occasionally even in technology) that have not fully participated in the recent rally and consequently offer favorable risk/reward potential. As always our focus is on superior balance sheets, cash flow and franchise position at an attractive valuation. This emphasis is especially important now as we continue to believe there are considerable macroeconomic and geopolitical uncertainties in the intermediate and longer term.

[GRAPH]

Janus Mid Cap Value Fund - Investor Shares $23,881
Russell Midcap Value Index $14,987

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mid Cap Value Fund - Investor Shares and the Russell Midcap Value Index. Janus Mid Cap Value Fund - Investor Shares is represented by a shaded area of blue. The Russell Midcap Value Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, August 12, 1998, through October 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Mid Cap Value Fund - Investor Shares ($23,881) as compared to the Russell Midcap Value Index ($14,987).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE         FIVE      SINCE
                                    TO-DATE       YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Mid Cap Value Fund
  Investor Shares                    28.76%      33.65%      17.73%      18.15%
  Institutional Shares(beta)         29.12%      34.06%      17.83%      18.25%
--------------------------------------------------------------------------------
Russell Midcap Value Index           28.63%      33.48%       8.59%       8.06%
--------------------------------------------------------------------------------

114  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
Invests in mid-sized companies whose stock prices have been beaten down to low levels but that the Fund's manager believes still offers significant upside potential.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Common Stock - Foreign - 6.9%

Cash and Cash Equivalents - 15.0%

Common Stock - Domestic - 78.1%

Number of Stocks: 114
Top 10 Equities: 13.6%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003       APRIL 30, 2003

Washington Federal, Inc.                               1.5%                   --
Lincoln National Corp.                                 1.5%                 1.3%
Genuine Parts Co.                                      1.4%                 1.7%
CIT Group, Inc.                                        1.4%                 0.7%
IPC Holdings, Ltd                                      1.4%                 1.3%
Temple-Inland, Inc.                                    1.4%                 0.9%
Marshall & Ilsley Corp.                                1.3%                 0.7%
Mercantile Bankshares Corp.                            1.3%                 1.5%
Hillenbrand Industries, Inc.                           1.2%                   --
CVS Corp.                                              1.2%                 1.3%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                                      RUSSELL
                                        JANUS          MIDCAP
                                       MID CAP         VALUE
                                      VALUE FUND       INDEX

Oil Companies - Exploration
  and Production                         5.7%           1.8%
Commercial Banks                         5.7%           8.8%
Distribution and Wholesale               3.6%           0.8%
Oil - Field Services                     2.5%           0.1%
Paper and Related Products               2.5%           1.2%
Multi-Line Insurance                     2.4%           1.6%
Savings/Loan/Thrifts                     2.1%           1.7%
Medical Labs and Testing Services        2.0%           0.0%
Diversified Operations                   1.9%           2.1%
Automotive - Truck Parts and
  Equipment - Original                   1.9%           1.7%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(beta) Closed to new investors.

* The Fund's inception date - 8/12/98.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown prior to April 21, 2003 are those of Berger Mid Cap Value Fund, which was reorganized into the Fund on April 21, 2003.

Due to market volatility, certain funds may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

There is no assurance the investment process will consistently lead to successful investing.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2005. Without such waivers, total return would have been lower.

                                       Janus Equity Funds  October 31, 2003  115

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 85.0%
Agricultural Operations - 1.0%
     630,000    Bunge, Ltd.# ................................    $    17,073,000

Applications Software - 0.6%
   1,550,000    Pinnacle Systems, Inc.*,# ...................         10,772,500

Automotive - Truck Parts and Equipment - Original - 1.9%
     600,000    Autoliv, Inc. ...............................         19,872,000
     185,000    Magna International, Inc. - Class A .........         14,842,550

                                                                      34,714,550

Building - Residential and Commercial - 1.6%
     180,000    Pulte Homes, Inc. ...........................         15,571,800
     265,000    Standard Pacific Corp. ......................         12,680,250

                                                                      28,252,050

Building and Construction Products - Miscellaneous - 0.4%
     350,000    Dycom Industries, Inc.* .....................          7,563,500

Chemicals - Specialty - 0.6%
     350,000    Lubrizol Corp. ..............................         10,605,000

Coal - 0.9%
     650,000    Arch Coal, Inc.# ............................         15,925,000

Commercial Banks - 5.7%
     420,000    Associated Banc-Corp ........................         17,287,200
     430,000    Compass Bancshares, Inc.# ...................         16,245,400
     660,000    Marshall & Ilsley Corp.# ....................         23,641,200
     530,000    Mercantile Bankshares Corp. .................         22,456,100
     676,155    SouthTrust Corp. ............................         21,535,537

                                                                     101,165,437

Computer Aided Design - 0.6%
     550,000    Autodesk, Inc. ..............................         10,587,500

Computers - Memory Devices - 0.2%
     350,000    Silicon Storage Technology, Inc.* ...........          3,913,000

Consumer Products - Miscellaneous - 0.8%
     650,000    American Greetings Corp. - Class A*,# .......         13,864,500

Decision Support Software - 0.6%
     900,000    NetIQ Corp.* ................................         10,926,000

Diagnostic Equipment - 0.5%
     750,000    Cytyc Corp.* ................................          9,697,500

Distribution and Wholesale - 3.6%
     810,000    Genuine Parts Co. ...........................         25,774,200
     550,000    Tech Data Corp.* ............................         18,106,000
     450,000    W.W. Grainger, Inc. .........................         20,601,000

                                                                      64,481,200

Diversified Operations - 1.9%
     360,000    Harsco Corp. ................................         13,791,600
     350,000    Pentair, Inc. ...............................         14,350,000
     260,000    Trinity Industries, Inc.# ...................          6,617,000

                                                                      34,758,600

Diversified Operations - Commercial Services - 0.6%
     550,000    Cendant Corp.* ..............................         11,236,500

Electronic Components - Miscellaneous - 0.5%
     460,000    Vishay Intertechnology, Inc.*,# .............          8,625,000

Electronic Components - Semiconductors - 0.3%
     235,000    Fairchild Semiconductor International, Inc.
                  - Class A* ................................          5,311,000

Electronic Design Automation - 0.7%
     400,000    Synopsys, Inc.* .............................         12,688,000

Shares or Principal Amount                                          Market Value
================================================================================
Engineering - Research and Development - 0.8%
     390,000    Fluor Corp. .................................    $    14,461,200

Engines - Internal Combustion - 0.4%
     100,000    Briggs & Stratton Corp. .....................          6,501,000

Enterprise Software/Services - 0.5%
     800,000    Informatica Corp.* ..........................          8,720,000

Entertainment Software - 0.9%
   1,050,000    Activision, Inc.* ...........................         15,844,500

Fiduciary Banks - 0.6%
     340,000    Wilmington Trust Corp. ......................         11,451,200

Finance - Commercial - 1.4%
     750,000    CIT Group, Inc. .............................         25,215,000

Finance - Mortgage Loan Banker - 0.4%
      75,000    Countrywide Financial Corp. .................          7,884,000

Food - Diversified - 0.9%
     450,000    H.J. Heinz Co. ..............................         15,898,500

Food - Meat Products - 0.6%
     400,000    Hormel Foods Corp. ..........................          9,876,000

Food - Wholesale/Distribution - 1.3%
     550,000    Fresh Del Monte Produce, Inc.# ..............         13,750,000
     400,000    Supervalu, Inc. .............................         10,088,000

                                                                      23,838,000

Forestry - 0.8%
     550,000    Plum Creek Timber Company, Inc. .............         14,492,500

Health Care Cost Containment - 0.9%
     550,000    McKesson Corp. ..............................         16,648,500

Home Decoration Products - 0.5%
     400,000    Newell Rubbermaid, Inc. .....................          9,120,000

Home Furnishings - 0.9%
     250,200    Furniture Brands International, Inc. ........          6,069,852
     520,000    La-Z-Boy, Inc.# .............................         10,504,000

                                                                      16,573,852

Hospital Beds and Equipment - 1.2%
     370,000    Hillenbrand Industries, Inc. ................         22,026,100

Hotels and Motels - 0.7%
     470,300    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................         12,105,522

Industrial Gases - 0.8%
     300,000    Air Products & Chemicals, Inc. ..............         13,623,000

Instruments - Controls - 1.2%
     560,000    Mettler-Toledo International, Inc.* .........         21,470,400

Internet Infrastructure Software - 0.2%
     333,333    Openwave Systems, Inc.*,# ...................          4,349,996

Internet Security - 0.7%
     750,000    Internet Security Systems, Inc.*,# ..........         12,307,500

Investment Management and Advisory Services - 0.5%
     410,000    Waddell & Reed Financial, Inc. - Class A ....          9,093,800

Life and Health Insurance - 1.5%
     650,000    Lincoln National Corp. ......................         25,954,500

Machinery - Construction and Mining - 0.9%
     850,000    Joy Global, Inc.* ...........................         16,201,000

Medical - Drugs - 0.5%
     400,000    Priority Healthcare Corp. - Class B*,# ......          8,652,000

Medical - Generic Drugs - 0.3%
     225,000    Mylan Laboratories, Inc. ....................          5,433,750

See Notes to Schedules of Investments and Financial Statements.

116  Janus Equity Funds  October 31, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Medical - HMO - 0.2%
     200,000    Humana, Inc* ................................    $     4,058,000

Medical - Hospitals - 1.6%
     500,000    LifePoint Hospitals, Inc.*,# ................         12,855,000
   1,200,000    Province Healthcare Co.*,# ..................         15,408,000

                                                                      28,263,000

Medical - Nursing Home - 1.0%
     550,000    Manor Care, Inc. ............................         18,304,000

Medical Labs and Testing Services - 2.0%
     550,000    Covance, Inc.* ..............................         14,316,500
     600,000    Laboratory Corporation of
                  America Holdings*,# .......................         21,270,000

                                                                      35,586,500

Medical Products - 0.5%
     200,000    Invacare Corp.# .............................          8,204,000

Medical Sterilization Products - 0.6%
     500,000    Steris Corp. ................................         10,410,000

Multi-Line Insurance - 2.4%
     360,000    Cincinnati Financial Corp.# .................         14,731,200
     550,000    Old Republic International Corp. ............         19,767,000
     225,000    SAFECO Corp. ................................          8,257,500

                                                                      42,755,700

Multimedia - 0.7%
     200,000    McGraw-Hill Companies, Inc. .................         13,390,000

Networking Products - 0.1%
     218,210    Adaptec, Inc.* ..............................          1,856,967

Non-Hazardous Waste Disposal - 1.1%
     850,000    Republic Services, Inc. .....................         19,762,500

Oil - Field Services - 2.5%
     900,000    Cal Dive International, Inc.*,# .............         18,657,000
   1,250,000    Key Energy Services, Inc.* ..................         10,912,500
     580,000    Tidewater, Inc. .............................         15,897,800

                                                                      45,467,300

Oil and Gas Drilling - 0.9%
     400,000    Global Santa Fe Corp. .......................          9,004,000
     170,000    Precision Drilling Corp.*,# .................          6,694,600

                                                                      15,698,600

Oil Companies - Exploration and Production - 5.7%
     220,000    Anadarko Petroleum Corp. ....................          9,596,400
     250,000    Burlington Resources, Inc. ..................         12,160,000
     238,500    Cimarex Energy Co.*,# .......................          4,877,325
     370,000    EOG Resources, Inc. .........................         15,591,800
     675,000    Forest Oil Corp.*,# .........................         15,828,750
     380,835    Newfield Exploration Co.* ...................         15,130,575
     275,000    Noble Energy, Inc.# .........................         10,923,000
     650,000    Tom Brown, Inc.* ............................         17,562,999

                                                                     101,670,849

Oil Field Machinery and Equipment - 0.4%
     350,000    National-Oilwell, Inc.*,# ...................          6,674,500

Paper and Related Products - 2.5%
     480,000    Rayonier, Inc. ..............................         20,184,000
     450,000    Temple-Inland, Inc. .........................         24,313,500

                                                                      44,497,500

Shares or Principal Amount                                          Market Value
================================================================================
Pharmacy Services - 1.1%
     520,000    Omnicare, Inc. ..............................    $    19,936,800

Property and Casualty Insurance - 1.0%
     375,000    Mercury General Corp.# ......................         17,823,750

Publishing - Periodicals - 0.8%
     950,000    Reader's Digest Association, Inc. ...........         13,993,500

Real Estate Invesment Trusts (REIT) - Apartments - 0.9%
     400,000    Home Properties, Inc. .......................         15,400,000

Real Estate Investment Trusts (REIT) - Warehouse
  and Industrial - 0.7%
     390,000    First Industrial Realty Trust, Inc. .........         12,597,000

Reinsurance - 1.8%
      90,000    Everest Re Group, Ltd. ......................          7,465,500
     650,000    IPC Holdings, Ltd. ..........................         24,342,500

                                                                      31,808,000

Retail - Apparel and Shoe - 0.7%
     440,000    Foot Locker, Inc. ...........................          7,876,000
     145,000    Talbots, Inc. ...............................          4,766,150

                                                                      12,642,150

Retail - Drug Store - 1.2%
     620,000    CVS Corp. ...................................         21,811,600

Retail - Restaurants - 0.8%
     385,000    Wendy's International, Inc. .................         14,264,250

Retail - Toy Store - 0.1%
     166,100    Toys R Us, Inc.* ............................          2,159,300

Rubber - Tires - 0.6%
     550,000    Cooper Tire & Rubber Co. ....................         10,813,000

Savings/Loan/Thrifts - 2.1%
     300,000    Astoria Financial Corp. .....................         10,392,000
   1,037,120    Washington Federal, Inc. ....................         27,317,741

                                                                      37,709,741

Semiconductor Components/Integrated Circuits - 0.9%
   1,050,000    Integrated Device Technology, Inc.* .........         16,485,000

Steel - Producers - 1.2%
     100,000    Nucor Corp. .................................          5,483,000
     850,000    Steel Dynamics, Inc.*,# .....................         15,835,500

                                                                      21,318,500

Super-Regional Banks - 0.7%
     250,000    PNC Bank Corp. ..............................         13,392,500

Telecommunication Equipment - 1.0%
     300,000    Advanced Fibre Communications, Inc.* ........          7,221,000
   1,450,000    Tellabs, Inc.* ..............................         10,918,500

                                                                      18,139,500

Telecommunication Equipment - Fiber Optics - 0.5%
     550,000    Newport Corp.* ..............................          8,668,000

Telephone - Integrated - 0.5%
     125,000    Telephone and Data Systems, Inc. ............          7,825,000

Transportation - Air Freight - 0.5%
     250,000    CNF, Inc. ...................................          8,755,000

Transportation - Marine - 1.0%
     380,000    Teekay Shipping Corp. (New York Shares) .....         18,289,400

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Equity Funds  October 31, 2003  117

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--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Transportation - Railroad - 1.1%
   1,440,000    Kansas City Southern*,# .....................    $    19,051,200

Transportation - Truck - 0.9%
     477,300    USF Corp. ...................................         15,235,416

Wireless Equipment - 0.3%
   1,500,000    Stratex Networks, Inc.* .....................          4,800,000
--------------------------------------------------------------------------------
Total Common Stock (cost $1,255,461,446) ....................      1,519,419,680
--------------------------------------------------------------------------------
Other Securities - 4.8%
                State Street Navigator Securities Lending
$ 86,923,107      Prime Portfolio (cost $86,923,107)+ .......         86,923,107
--------------------------------------------------------------------------------
Repurchase Agreements - 14.3%
  85,000,000    Bear Stearns & Company, Inc., 1.08%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $85,007,650
                  collateralized by $87,033,045
                  in U.S. Government Obligations
                  5.00%-5.50%, 10/1/33
                  with a value of $86,701,544 ...............         85,000,000
  85,000,000    Citigroup Global Markets, Inc., 1.1125%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $85,007,880
                  collateralized by $358,446,408
                  in U.S. Government Agencies
                  0%-16.00%, 11/1/03-6/1/34
                  with a value of $86,961,238 ...............         85,000,000
  85,000,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $85,007,579
                  collateralized by $350,444,627
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $86,700,265 ...............         85,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $255,000,000) .............        255,000,000
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 2.3%
                Fannie Mae
  20,500,000      0.95%, 11/3/03 ............................         20,498,918
                Freddie Mac
  20,000,000      5.21%, 11/4/03 ............................         19,998,283
--------------------------------------------------------------------------------
Total Short-Term U.S. Government Agencies
  (amortized cost $40,497,201) ..............................         40,497,201
--------------------------------------------------------------------------------
Total Investments (total cost $1,637,881,754) - 106.4% ......      1,901,839,988
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (6.4)%    (115,185,765)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,786,654,223
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bahamas                                            0.9%          $    18,289,400
Bermuda                                            2.6%               48,881,000
Canada                                             1.8%               33,642,672
Cayman Islands                                     1.2%               22,754,000
United States++                                   93.5%            1,778,272,916
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,901,839,988

++Includes Short-Term Securities (73.4% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

118  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SMALL CAP VALUE FUND (closed to new investors)  Managed by Perkins, Wolf,
                                                      McDonnell and Company, LLC

[PHOTO]
Robert Perkins
portfolio manager

[PHOTO]
Thomas Perkins
portfolio manager

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the six months ended October 31, 2003, Janus Small Cap Value Fund returned 24.15% for its Investor Shares and 24.23% for its Institutional Shares, while its benchmark, the Russell 2000 Value Index, gained 30.58%.(1)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months. In the value arena, the S&P/Barra Value Index rose 24.82%, while the Morgan Stanley Capital International World Value Index advanced 24.77%.(1) The period got off to a good start as equities rallied in hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. The rebound was short-lived, however. Although mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending led investors to bid up cyclical shares in anticipation of a second-half economic recovery. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains as feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We have been quite surprised by the persistent strength of the U.S. equity markets over the last six months. While we feel good about the resulting healthy absolute returns of the Fund, our somewhat pessimistic view of general market fundamentals going into the period, and the difficulty we had finding attractive values in light of this outlook, led to a higher cash position than we normally hold in Janus Small Cap Value Fund and underperformance relative to our benchmark.

All sectors in the Fund had positive returns over the last six months. Our stock selection was disappointing in a few instances, however, and we eliminated those positions that we felt had developed long-term fundamental problems and added to those whose weakness we believed was due to more temporary and correctable issues.

We adhered to our disciplined process of only investing in stocks with attractive risk-reward relationships and therefore missed out on the continued run-up in, what seem to us to be, more speculative stocks. While this also contributed to our relative underperformance, historically this approach has yielded superior long-term relative returns.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Top contributors included Dycom Industries, a construction contractor specializing within the telecommunications and cable industries, and Manor Care, an operator of nursing home and assisted living facilities. Our stakes in single-family home builder Standard Pacific and mining machinery manufacturer Joy Global appreciated significantly, as did Silicon Storage Tech, a developer of flash memory semiconductor chips.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Dycom Industries, Inc.
   Manor Care, Inc.
   Standard Pacific Corp.
   Joy Global, Inc.
   Silicon Storage Tech Inc.
--------------------------------------------------------------------------------

                                       Janus Equity Funds  October 31, 2003  119

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SMALL CAP VALUE FUND

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Among the Fund's largest detractors were Key Energy Services, an onshore oil and natural gas driller with operations across the U.S., Argentina and Canada and street sweeper and fire truck builder Federal Signal. Also detracting from performance were digital video system developer Pinnacle Systems, Horace Mann Educators, an insurance underwriter primarily serving the families of public school teachers and administrators, and Great Lakes Chemical.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Key Energy Services
   Federal Signal Corp.
   Pinnacle Systems Inc.
   Horace Mann Educators Corp.
   Great Lakes Chemical Corp.
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Although our efforts are focused on discovering undervalued individual stocks, our investment decisions may also be viewed in the context of broader sectors. For example, our positions in the energy group, collectively overweight relative to the benchmark, and in the consumer staples sector proved to be among the Fund's weakest areas of investment with regard to our absolute performance. Our information technology and industrial weightings, however, proved to be the strongest contributors to absolute performance.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Despite widespread investor optimism surrounding the run up in share prices, we cannot bring ourselves to ignore the confluence of events that has aided the market's ascent. It is our belief that the gathering strength of the economy has had greater impact on stock valuations than it has on the near-term earnings of our investments. While our companies have generally shown good earnings growth this year, we believe our performance has benefited more from increased investor confidence in the fundamental longer term outlook for our holdings. This has reinforced our belief that it is more important to focus on long-term company fundamentals and stock valuations than on near-term economic trends.

As always our focus is on superior balance sheets, cash flow and franchise position at an attractive valuation. This emphasis is especially important now as we continue to believe there are considerable macroeconomic and geopolitical uncertainties in the intermediate and longer term.

[GRAPH]

Janus Small Cap Value Fund - Investor Shares $41,997
Russell 2000 Value Index $30,805

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Small Cap Value Fund - Investor Shares and the Russell 2000 Value Index. Janus Small Cap Value Fund - Investor Shares is represented by a shaded area of blue. The Russell 2000 Value Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, October 31, 1993, through October 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Small Cap Value Fund - Investor Shares ($41,997) as compared to the Russell 2000 Value Index ($30,805).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE         FIVE        TEN
                                    TO-DATE       YEAR        YEAR        YEAR
--------------------------------------------------------------------------------
Janus Small Cap Value Fund
  Investor Shares                    26.07%      32.70%      14.27%      15.43%
  Institutional Shares               26.30%      32.96%      14.61%      15.67%
--------------------------------------------------------------------------------
Russell 2000 Value Index             35.72%      40.29%      11.93%      11.91%
--------------------------------------------------------------------------------

120  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
Invests in what the Fund's portfolio manager believes are overlooked, undervalued small companies with real comeback potential.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Common Stock - Foreign - 4.0%

Cash and Cash Equivalents - 13.3%

Common Stock - Domestic - 82.7%

Number of Stocks: 83
Top 10 Equities: 18.5%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003       APRIL 30, 2003

Joy Global, Inc.                                       2.1%                 1.7%
Home Properties, Inc.                                  2.0%                 2.3%
Standard Pacific Corp.                                 2.0%                 2.0%
Manor Care, Inc.                                       1.9%                 2.5%
F.N.B. Corp.                                           1.9%                 1.9%
Wolverine World Wide, Inc.                             1.8%                 2.0%
Key Energy Services, Inc.                              1.7%                 2.3%
Susquehanna Bancshares, Inc.                           1.7%                 1.7%
La-Z-Boy, Inc.                                         1.7%                 2.4%
Rayonier, Inc.                                         1.7%                 2.0%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                      SMALL CAP     RUSSELL 2000
                                      VALUE FUND    VALUE INDEX

Savings/Loan/Thrifts                     4.9%           1.7%
Commercial Banks                         4.8%           8.8%
Oil Companies - Exploration
  and Production                         4.4%           1.8%
Oil - Field Services                     4.4%           0.1%
Diversified Operations                   3.9%           2.1%
Real Estate Investment Trusts
  (REIT) - Office Property               2.7%           0.8%
Multi-Line Insurance                     2.5%           1.6%
Real Estate Investment Trusts
  (REIT) - Apartments                    2.5%           1.6%
Machinery - Construction and Mining      2.1%            --
Building - Residential
  and Commercial                         2.0%           1.7%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown prior to April 21, 2003 are those of Beger Small Cap Value Fund which was reorganized into the Fund on April 21, 2003.

Due to market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility. This Fund is designed for long-term investors who can accept the special risks associated with value investing.

There is no assurance the investment process will consistently lead to successful investing.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2005. Without such waivers and total return would have been lower.

                                       Janus Equity Funds  October 31, 2003  121

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 86.7%
Applications Software - 0.7%
   3,400,000    Pinnacle Systems, Inc.*,#,(pound) ...........         23,630,000

Automotive - Truck Parts and Equipment - Original - 1.5%
   1,145,000    Superior Industries International, Inc.# ....         48,662,500

Building - Residential and Commercial - 2.0%
   1,290,000    Standard Pacific Corp.#,(pound) .............         61,726,500

Building and Construction Products - Miscellaneous - 1.0%
   1,400,000    Dycom Industries, Inc.*,#,(pound) ...........         30,254,000

Building Products - Cement and Aggregate - 1.0%
   1,125,000    Texas Industries, Inc.#,(pound) .............         30,566,250

Chemicals - Plastics - 1.4%
   2,300,000    A. Schulman, Inc.#,(pound) ..................         43,677,000

Chemicals - Specialty - 1.0%
   1,030,000    Lubrizol Corp. ..............................         31,209,000

Coal - 1.2%
   1,500,000    Arch Coal, Inc.# ............................         36,750,000

Commercial Banks - 4.8%
     650,000    Chittenden Corp.# ...........................         20,917,000
   1,811,250    F.N.B. Corp.# ...............................         59,861,813
     650,000    Greater Bay Bancorp#,(pound) ................         17,524,000
   2,150,000    Susquehanna Bancshares, Inc.#,(pound) .......         53,857,500

                                                                     152,160,313

Communications Software - 0.5%
     628,000    Inter-Tel, Inc.# ............................         15,819,320

Computer Services - 0.6%
   1,946,186    Covansys Corp.*,(pound) .....................         18,839,080

Consumer Products - Miscellaneous - 0.4%
     600,000    American Greetings Corp. - Class A*,# .......         12,798,000

Decision Support Software - 0.9%
   2,250,000    NetIQ Corp.*,# ..............................         27,315,000

Diagnostic Equipment - 0.8%
   1,870,000    Cytyc Corp.*,# ..............................         24,179,100

Distribution and Wholesale - 0.5%
     525,000    Tech Data Corp.* ............................         17,283,000

Diversified Operations - 3.9%
   1,400,000    A.O. Smith Corp.#,(pound) ...................         44,310,000
   1,130,000    Harsco Corp. ................................         43,290,300
   1,355,000    Trinity Industries, Inc.# ...................         34,484,750

                                                                     122,085,050

Engineering - Research and Development - 1.2%
   1,042,300    EMCOR Group, Inc.*,#,(pound) ................         39,284,287

Engines - Internal Combustion - 0.6%
     295,000    Briggs & Stratton Corp.(pound) ..............         19,177,950

Enterprise Software/Services - 1.3%
   3,800,000    Informatica Corp.* ..........................         41,420,000

Entertainment Software - 1.2%
   2,500,000    Activision, Inc.*,# .........................         37,725,000

Food - Wholesale/Distribution - 1.4%
   1,710,000    Supervalu, Inc.# ............................         43,126,200

Footwear and Related Apparel - 1.8%
   2,858,100    Wolverine World Wide, Inc.(pound) ...........         57,733,620

Home Furnishings - 1.9%
     266,500    Furniture Brands International, Inc.# .......          6,465,290
   2,650,000    La-Z-Boy, Inc.#,(pound) .....................         53,530,000

                                                                      59,995,290

Shares or Principal Amount                                          Market Value
================================================================================
Human Resources - 1.2%
   4,350,000    Spherion Corp.*,#,(pound) ...................    $    37,845,000

Instruments - Controls - 1.6%
   1,300,000    Mettler-Toledo International, Inc.*,# .......         49,842,000

Internet Infrastructure Software - 0.4%
     966,666    Openwave Systems, Inc.*,# ...................         12,614,991

Internet Security - 1.1%
   1,320,000    Internet Security Systems, Inc.*,# ..........         21,661,200
   1,700,000    SonicWALL, Inc.*,#,(pound) ..................         13,770,000

                                                                      35,431,200

Investment Management and Advisory Services - 0.5%
     200,000    Affiliated Managers Group, Inc.*,# ..........         14,500,000

Life and Health Insurance - 0.8%
   1,100,000    Scottish Re Group, Ltd.# ....................         23,991,000

Machinery - Construction and Mining - 2.1%
   3,453,600    Joy Global, Inc.*,#,(pound) .................         65,825,616

Machinery - General Industrial - 0.1%
     102,600    Manitowoc Company, Inc.#,(pound) ............          2,226,420

Medical - Biomedical and Genetic - 0.6%
     550,000    Charles River Laboratories
                  International, Inc.*,# ....................         17,732,000

Medical - Drugs - 0.7%
   1,050,000    Priority Healthcare Corp. - Class B*,# ......         22,711,500

Medical - Hospitals - 1.7%
     850,000    LifePoint Hospitals, Inc.*,# ................         21,853,500
   2,578,700    Province Healthcare Co.*,#,(pound) ..........         33,110,508

                                                                      54,964,008

Medical - Nursing Home - 1.9%
   1,800,000    Manor Care, Inc.# ...........................         59,904,000

Medical Labs and Testing Services - 0.5%
     612,300    Covance, Inc.* ..............................         15,938,169

Medical Products - 1.7%
     430,000    Haemonetics Corp.*,# ........................          9,915,800
   1,102,600    Invacare Corp.# .............................         45,228,652

                                                                      55,144,452

Metal Processors and Fabricators - 1.4%
   1,840,000    Kaydon Corp.#,(pound) .......................         43,736,800

Multi-Line Insurance - 2.5%
   2,750,000    Horace Mann Educators Corp.#,(pound) ........         36,437,500
   1,200,000    Old Republic International Corp. ............         43,128,000

                                                                      79,565,500

Oil - Field Services - 4.4%
   1,815,000    Cal Dive International, Inc.*,# .............         37,624,950
   6,380,000    Key Energy Services, Inc.*,# ................         55,697,400
   1,700,000    Tidewater, Inc. .............................         46,597,000

                                                                     139,919,350

Oil Companies - Exploration and Production - 4.4%
     161,500    Cimarex Energy Co.*,# .......................          3,302,675
   1,769,000    Forest Oil Corp.*,# .........................         41,483,050
     870,000    Newfield Exploration Co.* ...................         34,565,100
     558,000    Noble Energy, Inc. ..........................         22,163,760
   1,450,000    Tom Brown, Inc.* ............................         39,179,000

                                                                     140,693,585

Paper and Related Products - 1.7%
   1,260,000    Rayonier, Inc. ..............................         52,983,000

Property and Casualty Insurance - 0.5%
     691,500    Harleysville Group, Inc.# ...................         15,392,790

See Notes to Schedules of Investments and Financial Statements.

122  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Publishing - Periodicals - 1.2%
   2,700,000    Reader's Digest Association, Inc. ...........    $    39,771,000

Real Estate Invesment Trusts (REIT) - Apartments - 2.5%
     455,540    Gables Residential Trust, Inc.# .............         14,659,277
   1,631,000    Home Properties, Inc.(pound) ................         62,793,500

                                                                      77,452,777

Real Estate Investment Trusts (REIT) - Office Property - 2.7%
   1,800,000    Brandywine Realty Trust, Inc.(pound) ........         45,612,000
   1,300,000    Prentiss Properties Trust ...................         39,312,000

                                                                      84,924,000

Real Estate Investment Trusts (REIT) - Warehouse
and Industrial - 1.0%
   1,000,000    First Industrial Realty Trust, Inc.# ........         32,300,000

Reinsurance - 1.7%
   1,400,000    IPC Holdings, Ltd.# .........................         52,430,000

Retail - Apparel and Shoe - 1.0%
   1,860,000    Too, Inc.*,#,(pound) ........................         30,690,000

Retail - Convenience Stores - 0.9%
   1,900,000    Casey's General Stores, Inc. ................         29,450,000

Rubber - Tires - 1.1%
   1,760,000    Cooper Tire & Rubber Co. ....................         34,601,600

Savings/Loan/Thrifts - 4.9%
   2,500,000    Brookline Bancorp, Inc.# ....................         37,050,000
   2,000,000    Seacoast Financial Services Corp.(pound) ....         51,220,000
   1,173,605    Washington Federal, Inc. ....................         30,912,756
   1,679,999    Waypoint Financial Corp. ....................         34,977,579

                                                                     154,160,335

Steel - Producers - 1.1%
   1,927,800    Steel Dynamics, Inc.*,# .....................         35,914,914

Steel Pipe and Tube - 0.7%
   1,224,000    Maverick Tube Corp.*,# ......................         20,673,360

Telecommunication Equipment - 0.7%
     940,000    Advanced Fibre Communications, Inc.* ........         22,625,800

Telecommunication Equipment - Fiber Optics - 0.4%
     800,000    Newport Corp.*,# ............................         12,608,000

Transportation - Air Freight - 1.0%
     870,000    CNF, Inc. ...................................         30,467,400

Transportation - Equipment and Leasing - 0.7%
   1,000,000    GATX Corp.# .................................         22,490,000

Transportation - Marine - 1.5%
   1,000,000    Teekay Shipping Corp. (New York Shares)# ....         48,130,000

Transportation - Railroad - 0.8%
   2,003,000    Kansas City Southern*,# .....................         26,499,690

Transportation - Truck - 1.0%
     974,700    USF Corp.# ..................................         31,112,424

Wireless Equipment - 0.4%
   3,900,000    Stratex Networks, Inc.*,(pound) .............         12,480,000
--------------------------------------------------------------------------------
Total Common Stock (cost $2,199,012,036) ....................      2,735,159,141
--------------------------------------------------------------------------------
Other Securities - 8.8%
                State Street Navigator Securities Lending
$278,204,207      Prime Portfolio (cost $278,204,207) .......        278,204,207
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 9.8%
$310,000,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $310,027,642
                  collateralized by $1,278,092,168
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $316,200,965
                  (cost $310,000,000) .......................    $   310,000,000
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 2.6%
                Fannie Mae:
  59,400,000      0.95%, 11/3/03 ............................         59,396,865
  20,700,000      5.05%, 11/5/03 ............................         20,697,608
--------------------------------------------------------------------------------
Total Short-Term U.S. Government Agencies
  (amortized cost $80,094,473) ..............................         80,094,473
--------------------------------------------------------------------------------
Total Investments (total cost $2,867,310,716) - 107.9% ......      3,403,457,821
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (7.9)%    (247,812,589)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 3,155,645,232
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bahamas                                            1.4%          $    48,130,000
Bermuda                                            1.6%               52,430,000
Cayman Islands                                     0.7%               23,991,000
United States++                                   96.3%            3,278,906,821
--------------------------------------------------------------------------------
Total                                            100.0%          $ 3,403,457,821

++Includes Short-Term Securities (76.7% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Equity Funds  October 31, 2003  123

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2003                                                         Janus           Janus           Janus
(all numbers in thousands                                      Janus         Enterprise       Mercury         Olympus
except net asset value per share)                               Fund            Fund            Fund            Fund

------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost(3)                                      $ 13,718,651    $  1,670,236    $  4,392,125    $  2,472,496

Investments at value(3)                                     $ 18,172,315    $  2,057,604    $  5,473,582    $  2,935,522
  Cash                                                             1,597           2,002             788           2,020
  Receivables:
    Investments sold                                             140,766           2,221           3,230          10,432
    Fund shares sold                                              10,801           1,263           2,765           4,010
    Dividends                                                     10,716             706           3,402           1,238
    Interest                                                         581              86              24             213
    Due from adviser                                                  --              --              --              --
  Other assets                                                       341              32              91              47
  Variation Margin                                                    --              --              --              --
  Forward currency contracts                                          44              --             166             110
------------------------------------------------------------------------------------------------------------------------
Total Assets                                                  18,337,161       2,063,914       5,484,048       2,953,592
------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                   623,606         136,169         186,957         173,949
    Investments purchased                                        232,312           5,454             178              --
    Fund shares repurchased                                       40,459           3,777           8,602           3,762
    Advisory fees                                                  9,483           1,047           2,923           1,509
    Transfer agent fees and expenses                               3,482             634           1,175             831
    Administrative fees                                               --              --              --              --
    Tax Liability                                                     --              --              --              --
  Accrued expenses                                                 1,208             127           1,024             153
  Forward currency contracts                                         153              --           1,025           1,179
------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                910,703         147,208         201,884         181,383
------------------------------------------------------------------------------------------------------------------------
Net Assets                                                  $ 17,426,458    $  1,916,706    $  5,282,164    $  2,772,209
------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                    23,298,236       6,233,934      11,315,511       4,497,196
  Undistributed net investment income/(loss)*                         --              --              --             (2)
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                      (10,325,334)     (4,704,596)     (7,113,946)     (2,186,941)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                          4,453,556         387,368       1,080,599         461,956
------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                            $ 17,426,458    $  1,916,706    $  5,282,164    $  2,772,209
------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                  773,775          63,851         291,174         109,943
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                   $      22.52    $      30.02    $      18.14    $      25.22
------------------------------------------------------------------------------------------------------------------------

As of October 31, 2003                                         Janus           Janus           Janus
(all numbers in thousands                                      Orion           Twenty         Venture
except net asset value per share)                               Fund            Fund            Fund

--------------------------------------------------------------------------------------------------------
Assets:
Investments at cost(3)                                      $    461,681    $  8,559,151    $  1,309,091

Investments at value(3)                                     $    562,604    $  9,932,633    $  1,660,194
  Cash                                                             1,073           1,573           1,512
  Receivables:
    Investments sold                                               8,767         139,890          22,435
    Fund shares sold                                                 546           4,207             451
    Dividends                                                        417           7,186              51
    Interest                                                          12          11,466              48
    Due from adviser                                                  --              --              --
  Other assets                                                         8             207              36
  Variation Margin                                                    --              --              --
  Forward currency contracts                                          --             131              --
--------------------------------------------------------------------------------------------------------
Total Assets                                                     573,427      10,097,293       1,684,727
--------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                    48,023         206,517         276,318
    Investments purchased                                         10,434          37,591          13,605
    Fund shares repurchased                                          678          22,074             936
    Advisory fees                                                    278           5,518             745
    Transfer agent fees and expenses                                 166           1,982             228
    Administrative fees                                               --              --              --
    Tax Liability                                                     --              --              --
  Accrued expenses                                                   132             606             191
  Forward currency contracts                                           8           1,513             346
--------------------------------------------------------------------------------------------------------
Total Liabilities                                                 59,719         275,801         292,369
--------------------------------------------------------------------------------------------------------
Net Assets                                                  $    513,708    $  9,821,492    $  1,392,358
--------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                     1,108,073      13,192,652       1,346,136
  Undistributed net investment income/(loss)*                       (25)          45,181              --
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                         (695,231)     (4,788,440)       (304,534)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                            100,891       1,372,099         350,756
--------------------------------------------------------------------------------------------------------
Total Net Assets                                            $    513,708    $  9,821,492    $  1,392,358
--------------------------------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                   91,035         288,365          29,148
--------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                   $       5.64    $      34.06    $      47.77
--------------------------------------------------------------------------------------------------------

* See Note 3 in the Notes to the Financial Statements.
(1) Effective December 5, 2003, Janus Global Value Fund changed its name to Janus Global Opportunities Fund.
(2)  Formerly named Janus Strategic Value Fund.
(3) Investments at cost and value include $609,851,800, $133,085,548, $182,331,679, $169,664,405, $46,868,301, $201,318,984, $269,487,435,
     $68,704,646, $120,776,833, $10,414,468, $194,241,033, $470,689,233,
     $188,389,629, $24,274,669, $68,900,123 and $149,110,949 of securities loaned for Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund and Janus Special Equity Fund, respectively (Note 1).
(4) Net of foreign taxes on investments of $862,216 and $2,901,958 for Janus Overseas Fund and Janus Special Equity Fund, respectively.

See Notes to Financial Statements.

124  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               Janus           Janus           Janus
As of October 31, 2003                                         Global          Global          Global          Janus
(all numbers in thousands                                  Life Sciences     Technology    Opportunities      Overseas
except net asset value per share)                               Fund            Fund           Fund(1)          Fund

------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost(3)                                      $  1,082,367    $  1,346,514    $    121,645    $  2,481,551

Investments at value(3)                                     $  1,338,235    $  1,771,717    $    150,876    $  3,039,494
  Cash                                                             1,597             914           1,024           1,078
  Receivables:
    Investments sold                                               3,746          14,892           5,079           8,706
    Fund shares sold                                                 208           1,193             424           3,393
    Dividends                                                        638             811             268           6,967
    Interest                                                          11             409               2              65
    Due from adviser                                                  --              --              --              --
  Other assets                                                        23              22               2              49
  Variation Margin                                                    --              --              --              --
  Forward currency contracts                                         120             114              --              --
------------------------------------------------------------------------------------------------------------------------
Total Assets                                                   1,344,578       1,790,072         157,675       3,059,752
------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                    70,423         125,279          10,889         202,950
    Investments purchased                                          5,497           3,505           2,167           3,855
    Fund shares repurchased                                        2,053           1,434              96          38,163
    Advisory fees                                                    708             892              77           1,577
    Transfer agent fees and expenses                                 379             487              46             550
    Administrative fees                                               --              --              --              --
    Tax Liability                                                     --              --              --             862
  Accrued expenses                                                   255             309              64             358
  Forward currency contracts                                       1,043           2,435             677              --
------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                 80,358         134,341          14,016         248,315
------------------------------------------------------------------------------------------------------------------------
Net Assets                                                  $  1,264,220    $  1,655,731    $    143,659    $  2,811,437
------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                     2,260,539       4,183,801         150,563       3,937,942
  Undistributed net investment income/(loss)*                         --         (3,001)             364          30,217
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                       (1,251,278)     (2,947,925)        (35,810)     (1,713,850)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                            254,959         422,856          28,542      557,128(4)
------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                            $  1,264,220    $  1,655,731    $    143,659    $  2,811,437
------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                   86,517         158,574          12,317         144,193
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                   $      14.61    $      10.44    $      11.66    $      19.50
------------------------------------------------------------------------------------------------------------------------

                                                                                               Janus           Janus
As of October 31, 2003                                         Janus           Janus            Core           Growth
(all numbers in thousands                                    Worldwide        Balanced         Equity        and Income
except net asset value per share)                               Fund            Fund            Fund            Fund

------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost(3)                                      $ 10,266,793    $  3,787,535    $    640,122    $  5,491,831

Investments at value(3)                                     $ 11,908,171    $  4,103,077    $    734,893    $  6,062,121
  Cash                                                             7,339           1,012           1,072           1,001
  Receivables:
    Investments sold                                              88,407          11,193           1,646          22,478
    Fund shares sold                                               5,131           3,035             379           4,185
    Dividends                                                     26,072           2,021             621           6,690
    Interest                                                         118          26,402               4             625
    Due from adviser                                                  --              --              --              --
  Other assets                                                       226              72              13             109
  Variation Margin                                                    --              --              --              --
  Forward currency contracts                                          --              --              --             100
------------------------------------------------------------------------------------------------------------------------
Total Assets                                                  12,035,464       4,146,812         738,628       6,097,309
------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                   490,602         192,861          24,878          70,728
    Investments purchased                                        131,986           6,278           2,395           5,620
    Fund shares repurchased                                       62,401          14,252           2,473          12,137
    Advisory fees                                                  6,386           2,206             393           3,358
    Transfer agent fees and expenses                               2,406             763             164           1,221
    Administrative fees                                               --              --              --              --
    Tax Liability                                                     --              --              --              --
  Accrued expenses                                                 1,028             189             132             282
  Forward currency contracts                                          --           1,698             341             823
------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                694,809         218,247          30,776          94,169
------------------------------------------------------------------------------------------------------------------------
Net Assets                                                  $ 11,340,655    $  3,928,565    $    707,852    $  6,003,140
------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                    17,545,297       4,242,846         842,768       6,744,088
  Undistributed net investment income/(loss)*                    102,470           9,177           2,116           5,306
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                       (7,948,951)       (637,303)       (231,464)     (1,315,837)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                          1,641,839         313,845          94,432         569,583
------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                            $ 11,340,655    $  3,928,565    $    707,852    $  6,003,140
------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                  303,729         203,138          41,534         221,394
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                   $      37.34    $      19.34    $      17.04    $      27.12
------------------------------------------------------------------------------------------------------------------------

                                                               Janus           Janus
As of October 31, 2003                                        Special       Risk-Managed
(all numbers in thousands                                      Equity          Stock
except net asset value per share)                              Fund(2)          Fund

----------------------------------------------------------------------------------------
Assets:
Investments at cost(3)                                      $  2,243,579    $     81,340

Investments at value(3)                                     $  2,659,276    $     90,002
  Cash                                                             2,509             520
  Receivables:
    Investments sold                                              20,623             840
    Fund shares sold                                               1,293             308
    Dividends                                                        293              59
    Interest                                                         202              --
    Due from adviser                                                  --              47
  Other assets                                                        38               1
  Variation Margin                                                    --               4
  Forward currency contracts                                         744              --
----------------------------------------------------------------------------------------
Total Assets                                                   2,684,978          91,781
----------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                   153,752              --
    Investments purchased                                         23,060           2,499
    Fund shares repurchased                                        3,210             179
    Advisory fees                                                  1,370              47
    Transfer agent fees and expenses                                 619              28
    Administrative fees                                               --               4
    Tax Liability                                                  2,902              --
  Accrued expenses                                                   506              88
  Forward currency contracts                                         723              --
----------------------------------------------------------------------------------------
Total Liabilities                                                186,142           2,845
----------------------------------------------------------------------------------------
Net Assets                                                  $  2,498,836    $     88,936
----------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                     2,777,285          78,238
  Undistributed net investment income/(loss)*                      (602)              83
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                         (690,663)           1,927
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                         412,816(4)           8,688
----------------------------------------------------------------------------------------
Total Net Assets                                            $  2,498,836    $     88,936
----------------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                  250,735           7,152
----------------------------------------------------------------------------------------
Net Asset Value Per Share                                   $       9.97    $      12.44
----------------------------------------------------------------------------------------

                                       Janus Equity Funds  October 31, 2003  125

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (continued)

                                                                Janus           Janus
As of October 31, 2003                                         Mid Cap        Small Cap
(all numbers in thousands                                       Value           Value
except net asset value per share)                              Fund(1)         Fund(2)

----------------------------------------------------------------------------------------
Assets:
Investments at cost(3)(4)                                   $  1,637,882    $  2,867,311

Investments at value(3)(4)                                  $  1,901,840    $  3,403,458
  Cash                                                               892           2,185
  Receivables:
    Investments sold                                               5,176          50,788
    Fund shares sold                                               7,493           6,878
    Dividends                                                        969           2,374
    Interest                                                          19              40
    Due from adviser                                                  49             266
  Other assets                                                        25              51
----------------------------------------------------------------------------------------
Total Assets                                                $  1,916,463    $  3,466,040
----------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                    86,923         278,204
    Investments purchased                                         39,528          23,700
    Fund shares repurchased                                        1,742           5,541
    Advisory fees                                                    933           2,011
    Transfer agent fees and expenses                                 331             654
    Administrative fees                                               72             134
    Accrued expenses                                                 280             151
----------------------------------------------------------------------------------------
Total Liabilities                                                129,809         310,395
----------------------------------------------------------------------------------------
Net Assets                                                  $  1,786,654    $  3,155,645
----------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                     1,536,378       2,721,031
  Undistributed net investment income/(loss)*                      6,259          16,699
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                          (19,941)       (118,232)
  Unrealized appreciation/(depreciation) of investments          263,958         536,147
----------------------------------------------------------------------------------------
Total Net Assets                                            $  1,786,654    $  3,155,645
----------------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)
----------------------------------------------------------------------------------------
Net Asset Value Per Share
----------------------------------------------------------------------------------------
Net Assets - Investor Shares                                $  1,494,209    $  1,658,312
  Shares Outstanding                                              78,885          57,931
----------------------------------------------------------------------------------------
Net Asset Value Per Share                                   $      18.94    $      28.63
----------------------------------------------------------------------------------------
Net Assets - Institutional Shares                           $    292,445    $  1,497,333
  Shares Outstanding                                              15,374          51,959
----------------------------------------------------------------------------------------
Net Asset Value Per Share                                   $      19.02    $      28.82
----------------------------------------------------------------------------------------

* See Note 3 in Notes to Financial Statements.
(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).
(2)  Berger Small Cap Value Fund prior to reorganization (Note 1).
(3) Investments at cost and value include $84,830,002 and $271,240,755 of securities loaned for Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively (Note 1).
(4) Investment securities at cost and value for Janus Mid Cap Value Fund includes repurchase agreements of $255,000,000.

See Notes to Financial Statements.

126  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                     Janus           Janus           Janus
For the fiscal year ended October 31, 2003                           Janus         Enterprise       Mercury         Olympus
(all numbers in thousands)                                            Fund            Fund            Fund            Fund

------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $      1,621    $      1,308    $      3,088    $      3,228
  Securities lending income                                                536             124             179             104
  Dividends                                                            100,621           8,399          30,846          17,122
  Dividends from affiliates                                             14,817              --              13               7
  Foreign tax withheld                                                   (596)            (35)         (1,135)           (385)
------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                116,999           9,796          32,991          20,076
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                        105,343          11,321          33,067          15,462
  Transfer agent fees and expenses                                      35,217           5,500          13,217           6,833
  Registration fees                                                         --              27              61              16
  Postage and mailing expenses                                             927             353             843             471
  Custodian fees                                                           820             115             466             168
  Printing expenses                                                      1,781             432           1,206             582
  Audit fees                                                                40              27              36              30
  Trustees' fees and expenses                                              190              22              62              42
  Administrative fees                                                       --              --              --              --
  Interest expense                                                          33               1              --              --
  Other expenses                                                           146              31              62              31
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                         144,497          17,829          49,020          23,635
------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                  (537)           (102)           (435)           (244)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                           143,960          17,727          48,585          23,391
------------------------------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                               143,960          17,727          48,585          23,391
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                          (26,961)         (7,931)        (15,594)         (3,315)
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (560,171)        (22,679)       (219,371)          60,119
  Net realized gain/(loss) from foreign
    currency transactions                                              (7,505)            (13)        (22,171)           (895)
  Net realized gain/(loss) from short sales                                 --              --              --              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                 3,954,718         517,019       1,258,383         462,250
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               3,387,042         494,327       1,016,841         521,474
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                 $  3,360,081    $    486,396    $  1,001,247    $    518,159
------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                       Janus Equity Funds  October 31, 2003  127

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (continued)

                                                                                                                     Janus
                                                                     Janus           Janus           Janus           Global
For the fiscal year or period ended October 31, 2003                 Orion           Twenty         Venture      Life Sciences
(all numbers in thousands)                                            Fund            Fund            Fund            Fund

------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $        655    $     53,257    $         34    $        300
  Securities lending income                                                111             173             498              51
  Interfund lending income                                                  --              28              --              --
  Dividends                                                              2,129          82,720           1,984           9,224
  Dividends from affiliates                                                 --             554             159              --
  Foreign tax withheld                                                    (99)           (805)            (37)           (513)
------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                  2,796         135,927           2,638           9,062
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          2,802          63,332           6,423           8,425
  Transfer agent fees and expenses                                       1,504          20,114           2,094           3,558
  Registration fees                                                         22              63              36              53
  Postage and mailing expenses                                             121             807             211             226
  Custodian fees                                                            76             429              98             218
  Printing expenses                                                        175             857             320             330
  Audit fees                                                                21              27              33              20
  Trustees' fees and expenses                                                8              98              18              15
  Administrative fees                                                       --              --              --              --
  Interest expense                                                          --               2              --               3
  Other expenses                                                            27             100              20              29
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                           4,756          85,829           9,253          12,877
------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offset                                                   (101)           (149)            (34)           (134)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                             4,655          85,680           9,219          12,743
------------------------------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                 4,655          85,680           9,219          12,743
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                           (1,859)          50,247         (6,581)         (3,681)
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 14,244       (631,752)         100,031        (83,778)
  Net realized gain/(loss) from foreign currency transactions             (97)        (11,586)           (723)         (8,002)
  Net realized gain/(loss) from futures contracts                           --              --              --              --
  Net realized gain/(loss) from short sales                                 --              --              --           (790)
  Net realized gain/(loss) from options                                     --              --              --         (7,563)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   106,055       1,743,101         389,725         270,947
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 120,202       1,099,763         489,033         170,814
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $    118,343    $  1,150,010    $    482,452    $    167,133
------------------------------------------------------------------------------------------------------------------------------

(1) Effective December 5, 2003, Janus Global Value Fund changed its name to Janus Global Opportunities Fund.
(2)  Formerly named Janus Strategic Value Fund.
(3)  Fiscal period from February 28, 2003 (inception) to October 31, 2003.
(4) Net of foreign taxes on investments of $862,216 and $2,901,958 for Janus Overseas Fund and Janus Special Equity Fund, respectively.

See Notes to Financial Statements.

128  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     Janus           Janus
                                                                     Global          Global          Janus           Janus
For the fiscal year or period ended October 31, 2003               Technology    Opportunities      Overseas       Worldwide
(all numbers in thousands)                                            Fund           Fund(1)          Fund            Fund

------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $      2,629    $         71    $        748    $      5,496
  Securities lending income                                                152              24           1,870           4,040
  Interfund lending income                                                  --              --              --              14
  Dividends                                                              8,547           2,002          67,148         241,285
  Dividends from affiliates                                                  1              --              --              87
  Foreign tax withheld                                                   (810)           (198)         (7,686)        (18,989)
------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                 10,519           1,899          62,080         231,933
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          8,661             864          18,835          78,797
  Transfer agent fees and expenses                                       4,300             412           5,971          26,728
  Registration fees                                                         15              45             100             267
  Postage and mailing expenses                                             332              41             132             634
  Custodian fees                                                           292              77           1,925           4,868
  Printing expenses                                                        501              54             149             864
  Audit fees                                                                40              32              54              49
  Trustees' fees and expenses                                               16               2              37             134
  Administrative fees                                                       --              --              --              --
  Interest expense                                                          --              --               8               2
  Other expenses                                                            35              25              54             138
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                          14,192           1,552          27,265         112,481
------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offset                                                    (75)            (10)           (170)         (1,022)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                            14,117           1,542          27,095         111,459
------------------------------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                14,117           1,542          27,095         111,459
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                           (3,598)             357          34,985         120,474
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions               (65,040)        (12,964)          16,868       (420,807)
  Net realized gain/(loss) from foreign currency transactions         (14,225)         (5,673)        (59,244)       (183,907)
  Net realized gain/(loss) from futures contracts                           --              --              --              --
  Net realized gain/(loss) from short sales                                 --              --              --              --
  Net realized gain/(loss) from options                                     --              --              --              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   568,437          56,769      703,648(4)       2,074,883
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 489,172          38,132         661,272       1,470,169
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $    485,574    $     38,489    $    696,257    $  1,590,643
------------------------------------------------------------------------------------------------------------------------------

                                                                                     Janus           Janus           Janus
                                                                     Janus            Core           Growth         Special
For the fiscal year or period ended October 31, 2003                Balanced         Equity        and Income        Equity
(all numbers in thousands)                                            Fund            Fund            Fund           Fund(2)

------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $     86,451    $        624    $     17,005    $        685
  Securities lending income                                                145              29             113             207
  Interfund lending income                                                  --              --              --              --
  Dividends                                                             29,460           9,215          74,024          15,331
  Dividends from affiliates                                                 25              --               8              --
  Foreign tax withheld                                                   (463)           (207)           (854)           (725)
------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                115,618           9,661          90,296          15,498
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                         26,024           4,602          37,147          12,108
  Transfer agent fees and expenses                                       8,650           1,824          13,365           5,497
  Registration fees                                                         21              38              31              54
  Postage and mailing expenses                                             246             133             581             371
  Custodian fees                                                           343              91             349             223
  Printing expenses                                                        271             125             574             581
  Audit fees                                                                25              14              23              33
  Trustees' fees and expenses                                               50               8              72              24
  Administrative fees                                                       --              --              --              --
  Interest expense                                                          --              --              10               1
  Other expenses                                                            44              36              57              39
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                          35,674           6,871          52,209          18,931
------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offset                                                   (288)            (72)           (252)           (182)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                            35,386           6,799          51,957          18,749
------------------------------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                35,386           6,799          51,957          18,749
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                            80,232           2,862          38,339         (3,251)
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions               (63,829)        (25,648)       (139,244)          46,209
  Net realized gain/(loss) from foreign currency transactions         (12,021)         (3,850)        (19,947)         (5,270)
  Net realized gain/(loss) from futures contracts                           --              --              --              --
  Net realized gain/(loss) from short sales                                 --              --              --              --
  Net realized gain/(loss) from options                                     --              --              --              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   355,638         122,404         955,437      725,440(4)
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 279,788          92,906         796,246         766,379
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $    360,020    $     95,768    $    834,585    $    763,128
------------------------------------------------------------------------------------------------------------------------------

                                                                      Janus
                                                                  Risk-Managed
For the fiscal year or period ended October 31, 2003                  Stock
(all numbers in thousands)                                           Fund(3)

------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $         29
  Securities lending income                                                 --
  Interfund lending income                                                  --
  Dividends                                                                441
  Dividends from affiliates                                                 --
  Foreign tax withheld                                                      --
------------------------------------------------------------------------------
Total Investment Income                                                    470
------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            223
  Transfer agent fees and expenses                                         112
  Registration fees                                                         89
  Postage and mailing expenses                                              18
  Custodian fees                                                            91
  Printing expenses                                                         24
  Audit fees                                                                16
  Trustees' fees and expenses                                                1
  Administrative fees                                                       17
  Interest expense                                                          --
  Other expenses                                                            19
------------------------------------------------------------------------------
Total Expenses                                                             610
------------------------------------------------------------------------------
Expense and Fee Offset                                                      --
------------------------------------------------------------------------------
Net Expenses                                                               610
------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                       (223)
------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                   387
------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                83
------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                  1,447
  Net realized gain/(loss) from foreign currency transactions               --
  Net realized gain/(loss) from futures contracts                          480
  Net realized gain/(loss) from short sales                                 --
  Net realized gain/(loss) from options                                     --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     8,688
------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                  10,615
------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $     10,698
------------------------------------------------------------------------------

                                       Janus Equity Funds  October 31, 2003  129

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (continued)

                                                                             Janus                           Janus
For the six month fiscal period ended October 31, 2003                   Mid Cap Value                   Small Cap Value
and the seven month fiscal period ended April 30, 2003                       Fund(1)                         Fund(2)
(all numbers in thousands)                                            2003           2003(3)          2003           2003(3)

------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $      1,116    $      1,157    $      2,050    $      2,762
  Security lending                                                          60              77             154              --
  Interfund lending income                                                   1              --               7              --
  Dividends                                                             10,377           8,668          12,543           2,706
  Dividends from affiliates                                                  2              --          11,634          15,681
  Foreign tax withheld                                                    (23)            (25)              --              --
------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                 11,533           9,877          26,388          21,149
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          4,903           4,503          11,456          12,273
  Transfer agent fees and expenses                                       2,028             853           3,698           1,490
  Registration fees                                                        147              32              98              50
  Postage and mailing expenses                                             273               4             242              12
  Custodian fees                                                            61             128              92             267
  Printing expenses*                                                       292               4             399              12
  Audit fees                                                                17              15               8              23
  Distribution fees
    Investor Shares                                                         --           1,265              --           1,961
  Administrative fees                                                      377              21             764              49
  Trustees' fees and expenses                                               39              56              68             143
  Interest Expense                                                          --              13              --              42
  Other expenses                                                            21              62              20             153
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                           8,158           6,956          16,845          16,475
------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (9)            (48)            (17)           (107)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                             8,149           6,908          16,828          16,368
------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                             (354)           (114)         (2,081)           (523)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                         7,795           6,794          14,747          15,845
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             3,738           3,083          11,641           5,304
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 49,657        (48,539)          22,839       (140,984)
  Net realized gain/(loss) from futures contracts                           --            (95)              --              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   271,409         150,184         610,947         380,551
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 321,066         101,550         633,786         239,567
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $    324,804    $    104,633    $    645,427    $    244,871
------------------------------------------------------------------------------------------------------------------------------

(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).
(2)  Berger Small Cap Value Fund prior to reorganization (Note 1).
(3) Certain prior year amounts have been reclassified to conform to current year presentation.
* Prior to the reorganization into Janus Investment Funds, Berger Funds reported all expenses associated with shareholder printing and postage as shareholder reporting fees.

See Notes to Financial Statements.

130  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              Janus
                                                                              Janus                         Enterprise
For the fiscal year ended October 31                                           Fund                            Fund
(all numbers in thousands)                                             2003            2002            2003            2002

-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $   (26,961)    $   (51,890)    $    (7,931)    $   (10,938)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (567,676)     (2,548,604)        (22,692)     (1,126,737)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  3,954,718       (810,432)         517,019         531,932
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       3,360,081     (3,410,926)         486,396       (605,743)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --              --              --              --
  Net realized gain from investment transactions*                            --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         1,436,356       1,663,342         443,246         666,476
  Shares issued in connection with Acquisition*                         199,286             N/A          80,137             N/A
  Reinvested dividends and distributions                                     --              --              --              --
  Shares repurchased                                                (3,889,686)     (5,445,431)       (947,265)     (1,278,359)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (2,254,044)     (3,782,089)       (423,882)       (611,883)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 1,106,037     (7,193,015)          62,514     (1,217,626)
Net Assets:
  Beginning of period                                                16,320,421      23,513,436       1,854,192       3,071,818
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $ 17,426,458    $ 16,320,421    $  1,916,706    $  1,854,192
-------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $  3,496,619    $  5,745,802    $    526,086    $  1,404,006
    Proceeds from sales of securities                                 5,903,698       9,454,060         844,419       2,086,373
    Purchases of long-term U.S. government obligations                       --              --              --              --
    Proceeds from sales of long-term U.S. government obligations             --              --              --              --

                                                                              Janus
                                                                             Mercury
For the fiscal year ended October 31                                           Fund
(all numbers in thousands)                                             2003            2002

-----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $   (15,594)    $    (4,894)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (241,542)     (2,567,712)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  1,258,383       1,014,490
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       1,001,247     (1,558,116)
-----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --        (17,961)
  Net realized gain from investment transactions*                            --              --
-----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --        (17,961)
-----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         1,325,788       1,843,292
  Shares issued in connection with Acquisition*                             N/A             N/A
  Reinvested dividends and distributions                                     --          16,761
  Shares repurchased                                                (2,078,912)     (3,160,417)
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (753,124)     (1,300,364)
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   248,123     (2,876,441)
Net Assets:
  Beginning of period                                                 5,034,041       7,910,482
-----------------------------------------------------------------------------------------------
  End of period                                                    $  5,282,164    $  5,034,041
-----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $  2,623,781    $  5,940,713
    Proceeds from sales of securities                                 3,330,355       6,818,658
    Purchases of long-term U.S. government obligations                       --              --
    Proceeds from sales of long-term U.S. government obligations             --              --

* See Notes 3 and 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                       Janus Equity Funds  October 31, 2003  131

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                              Janus                           Janus
                                                                             Olympus                          Orion
For the fiscal year ended October 31                                           Fund                            Fund
(all numbers in thousands)                                             2003            2002            2003            2002

-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $    (3,315)    $    (3,690)    $    (1,859)    $    (1,703)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        59,224       (502,203)          14,147        (64,509)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    462,250          94,769         106,055        (20,548)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         518,159       (411,124)         118,343        (86,760)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --        (13,411)              --              --
  Net realized gain from investment transactions*                            --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --        (13,411)              --              --
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           232,374         288,196         125,593         207,620
  Redemption fees                                                           N/A             N/A             N/A             N/A
  Shares issued in connection with Acquisition*                         454,629             N/A             N/A             N/A
  Reinvested dividends and distributions                                     --          13,092              --              --
  Shares repurchased                                                  (569,120)       (814,903)       (151,686)       (301,705)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 117,883       (513,615)        (26,093)        (94,085)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   636,042       (938,150)         92,250        (180,845)
Net Assets:
  Beginning of period                                                 2,136,167       3,074,317         421,458         602,303
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $  2,772,209    $  2,136,167    $    513,708    $    421,458
-------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $  1,901,991    $  2,452,513    $    315,394    $    774,991
    Proceeds from sales of securities                                 2,058,190       3,099,277         297,046         861,514
    Purchases of long-term U.S. government obligations                       --              --              --              --
    Proceeds from sales of long-term U.S. government obligations             --              --              --              --

                                                                              Janus
                                                                              Twenty
For the fiscal year ended October 31                                           Fund
(all numbers in thousands)                                             2003            2002

-----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     50,247    $     70,025
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (643,338)       (137,259)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  1,743,101     (1,946,569)
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       1,150,010     (2,013,803)
-----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (70,146)       (131,262)
  Net realized gain from investment transactions*                            --              --
-----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (70,146)       (131,262)
-----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           701,658         970,322
  Redemption fees                                                           N/A             N/A
  Shares issued in connection with Acquisition*                             N/A             N/A
  Reinvested dividends and distributions                                 68,636         128,042
  Shares repurchased                                                (2,135,909)     (3,224,509)
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (1,365,615)     (2,126,145)
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (285,751)     (4,271,210)
Net Assets:
  Beginning of period                                                10,107,243      14,378,453
-----------------------------------------------------------------------------------------------
  End of period                                                    $  9,821,492    $ 10,107,243
-----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $  3,750,550    $  4,927,132
    Proceeds from sales of securities                                 3,937,360       6,166,157
    Purchases of long-term U.S. government obligations                       --          67,090
    Proceeds from sales of long-term U.S. government obligations             --          20,623

* See Notes 3 and 5 in Notes to Financial Statements.
(1) Effective December 5, 2003, Janus Global Value Fund changed its name to Janus Global Opportunities Fund.

See Notes to Financial Statements.

132  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Janus                        Janus Global
                                                                             Venture                      Life Sciences
For the fiscal year ended October 31                                           Fund                            Fund
(all numbers in thousands)                                             2003            2002            2003            2002

-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $    (6,581)    $    (7,260)    $    (3,681)    $    (8,168)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        99,308        (22,942)       (100,133)       (251,135)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    389,725        (96,155)         270,947       (254,581)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         482,452       (126,357)         167,133       (513,884)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --              --              --              --
  Net realized gain from investment transactions*                            --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            52,765          38,437          64,423         129,432
  Redemption fees                                                           N/A             N/A              44             N/A
  Shares issued in connection with Acquisition*                         273,865             N/A             N/A             N/A
  Reinvested dividends and distributions                                     --              --              --              --
  Shares repurchased                                                  (173,047)       (165,035)       (357,103)       (640,911)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 153,583       (126,598)       (292,636)       (511,479)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   636,035       (252,955)       (125,503)     (1,025,363)
Net Assets:
  Beginning of period                                                   756,323       1,009,278       1,389,723       2,415,086
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $  1,392,358    $    756,323    $  1,264,220    $  1,389,723
-------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $    736,672    $    931,401    $  1,717,055    $  1,389,827
    Proceeds from sales of securities                                   865,938       1,050,472       1,989,809       1,933,538
    Purchases of long-term U.S. government obligations                       --              --              --              --
    Proceeds from sales of long-term U.S. government obligations             --              --              --              --

                                                                           Janus Global                    Janus Global
                                                                            Technology                     Opportunities
For the fiscal year ended October 31                                           Fund                           Fund(1)
(all numbers in thousands)                                             2003            2002            2003            2002

-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $    (3,598)    $    (2,702)    $        357    $        620
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (79,265)       (832,968)        (18,637)        (17,073)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    568,437         199,849          56,769        (26,266)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         485,574       (635,821)          38,489        (42,719)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --              --           (641)           (123)
  Net realized gain from investment transactions*                            --              --              --            (97)
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --              --           (641)           (220)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           217,601         280,776         108,668         547,787
  Redemption fees                                                           102             N/A              81             N/A
  Shares issued in connection with Acquisition*                          22,322             N/A             N/A             N/A
  Reinvested dividends and distributions                                     --              --             612             215
  Shares repurchased                                                  (319,382)       (671,132)       (152,440)       (419,598)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (79,357)       (390,356)        (43,079)         128,404
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   406,217     (1,026,177)         (5,231)          85,465
Net Assets:
  Beginning of period                                                 1,249,514       2,275,691         148,890          63,425
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $  1,655,731    $  1,249,514    $    143,659    $    148,890
-------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $    612,319    $  1,095,348    $     39,084    $    227,829
    Proceeds from sales of securities                                   609,191       1,201,259          81,472         108,283
    Purchases of long-term U.S. government obligations                       --              --              --              --
    Proceeds from sales of long-term U.S. government obligations             --              --              --              --

                                                                              Janus
                                                                             Overseas
For the fiscal year ended October 31                                           Fund
(all numbers in thousands)                                             2003            2002

-----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     34,985    $     30,562
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (42,376)       (643,482)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    703,648          27,251
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         696,257       (585,669)
-----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (33,135)        (26,693)
  Net realized gain from investment transactions*                            --              --
-----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (33,135)        (26,693)
-----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         3,259,580       4,445,938
  Redemption fees                                                           142             N/A
  Shares issued in connection with Acquisition*                           8,889             N/A
  Reinvested dividends and distributions                                 31,585          25,428
  Shares repurchased                                                (4,394,478)     (5,605,044)
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (1,094,282)     (1,133,678)
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (431,160)     (1,746,040)
Net Assets:
  Beginning of period                                                 3,242,597       4,988,637
-----------------------------------------------------------------------------------------------
  End of period                                                    $  2,811,437    $  3,242,597
-----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $  2,932,224    $  2,595,748
    Proceeds from sales of securities                                 4,002,119       3,181,660
    Purchases of long-term U.S. government obligations                       --              --
    Proceeds from sales of long-term U.S. government obligations             --              --

                                       Janus Equity Funds  October 31, 2003  133

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                              Janus                           Janus
                                                                            Worldwide                        Balanced
For the fiscal year or period ended October 31                                 Fund                            Fund
(all numbers in thousands)                                             2003            2002            2003            2002

-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $    120,474    $    113,048    $     80,232    $    104,251
  Net realized gain/(loss) from investment                            (604,714)     (3,124,501)        (75,850)       (338,534)
    and foreign currency transactions
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                  2,074,883       (128,006)         355,638          68,144
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       1,590,643     (3,139,459)         360,020       (166,139)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (122,640)         (6,067)        (86,845)       (102,836)
  Net realized gain from investment transactions*                            --              --              --              --
  Tax return of capital*                                                     --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (122,640)         (6,067)        (86,845)       (102,836)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         2,089,585       3,593,405         870,908         950,617
  Redemption fees                                                           170             N/A             N/A             N/A
  Shares issued in connection with Acquisition*                             N/A             N/A          47,443             N/A
  Reinvested dividends and distributions                                120,183           5,915          85,339         100,793
  Shares repurchased                                                (5,802,454)     (7,320,009)     (1,284,293)     (1,256,682)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (3,592,516)     (3,720,689)       (280,603)       (205,272)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               (2,124,513)     (6,866,215)         (7,428)       (474,247)
Net Assets:
  Beginning of period                                                13,465,168      20,331,383       3,935,993       4,410,240
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $ 11,340,655    $ 13,465,168    $  3,928,565    $  3,935,993
-------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
  (excluding short-term securities):
  Purchases of securities                                          $ 12,577,254    $ 12,259,366    $  2,382,262    $  2,189,960
  Proceeds from sales of securities                                  15,463,364      14,678,530       2,102,098       2,231,029
  Purchases of long-term U.S. government obligations                         --              --         336,401       1,168,837
  Proceeds from sales of long-term U.S. government obligations               --              --         573,063       1,290,035

* See Notes 3 and 5 in Notes to Financial Statements.
(1)  Formerly named Janus Strategic Value Fund.
(2)  Fiscal period February 28, 2003 (inception) to October 31, 2003.

See Notes to Financial Statements.

134  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Janus                           Janus
                                                                           Core Equity                   Growth and Income
For the fiscal year or period ended October 31                                 Fund                            Fund
(all numbers in thousands)                                             2003            2002            2003            2002

-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $      2,862    $      5,270    $     38,339    $     47,055
  Net realized gain/(loss) from investment                             (29,498)        (92,888)       (159,191)       (845,967)
    and foreign currency transactions
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                    122,404         (5,686)         955,437       (194,062)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          95,768        (93,304)         834,585       (992,974)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (5,303)         (4,035)        (41,245)        (49,459)
  Net realized gain from investment transactions*                            --              --              --              --
  Tax return of capital*                                                     --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (5,303)         (4,035)        (41,245)        (49,459)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           159,586         362,651       1,173,372       1,563,948
  Redemption fees                                                           N/A             N/A             N/A             N/A
  Shares issued in connection with Acquisition*                             N/A             N/A         181,669             N/A
  Reinvested dividends and distributions                                  5,117           3,872          39,718          47,770
  Shares repurchased                                                  (253,864)       (295,585)     (1,512,633)     (1,816,892)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (89,161)          70,938       (117,874)       (205,174)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     1,304        (26,401)         675,466     (1,247,607)
Net Assets:
  Beginning of period                                                   706,548         732,949       5,327,674       6,575,281
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $    707,852    $    706,548    $  6,003,140    $  5,327,674
-------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
  (excluding short-term securities):
  Purchases of securities                                          $    505,510    $    789,868    $  2,867,872    $  2,716,175
  Proceeds from sales of securities                                     549,715         694,144       2,223,329       2,857,552
  Purchases of long-term U.S. government obligations                         --           7,465         187,581         201,003
  Proceeds from sales of long-term U.S. government obligations            2,342          13,171         495,001         204,720

                                                                              Janus                   Janus
                                                                          Special Equity        Risk-Managed Stock
For the fiscal year or period ended October 31                                Fund(1)                  Fund
(all numbers in thousands)                                             2003            2002           2003(2)

------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $    (3,251)    $        520    $         83
  Net realized gain/(loss) from investment                               40,939       (204,748)           1,927
    and foreign currency transactions
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                    725,440        (71,260)           8,688
------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         763,128       (275,488)          10,698
------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (595)         (5,454)              --
  Net realized gain from investment transactions*                            --              --              --
  Tax return of capital*                                                  (455)               ,              --
------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (1,050)         (5,454)              --
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           375,308         277,734         101,154
  Redemption fees                                                           N/A             N/A              32
  Shares issued in connection with Acquisition*                         557,487             N/A             N/A
  Reinvested dividends and distributions                                  1,026           5,315              --
  Shares repurchased                                                  (484,557)       (669,280)        (22,948)
------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 449,264       (386,231)          78,238
------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 1,211,342       (667,173)          88,936
Net Assets:
  Beginning of period                                                 1,287,494       1,954,667              --
------------------------------------------------------------------------------------------------------------------
  End of period                                                    $  2,498,836    $  1,287,494    $     88,936
------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
  (excluding short-term securities):
  Purchases of securities                                          $    827,073    $  1,081,676    $     88,222
  Proceeds from sales of securities                                     940,276       1,472,074          13,928
  Purchases of long-term U.S. government obligations                         --              --              --
  Proceeds from sales of long-term U.S. government obligations               --              --              --

                                       Janus Equity Funds  October 31, 2003  135

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the six month fiscal period ended October 31, 2003,                               Janus
the seven month fiscal period ended April 30, 2003                                Mid Cap Value
and through the fiscal year ended September 30, 2002                                 Fund(1)
(all numbers in thousands)                                             2003            2003           2002(3)

---------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $      3,738    $      3,083    $      1,769
  Net realized gain/(loss) from investment transactions                  49,657        (48,634)        (19,703)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                    271,409         150,184       (142,239)
---------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         324,804         104,633       (160,173)
---------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares*                                                         --         (1,929)           (424)
    Institutional Shares*                                                    --           (343)              --
  Net realized gain from investment transactions:
    Investor Shares*                                                         --              --         (5,050)
    Institutional Shares*                                                    --              --              --
---------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --         (2,272)         (5,474)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Investor Shares                                                     434,785         356,776       1,103,417
    Institutional Shares                                                 86,010          71,344         129,506
  Reinvested dividends and distributions
    Investor Shares                                                          --           1,701           5,242
    Institutional Shares                                                     --             336              --
  Shares repurchased
    Investor Shares                                                   (248,429)       (194,431)       (321,002)
    Institutional Shares                                               (21,056)        (20,748)         (6,820)
---------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 251,310         214,978         910,343
---------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   576,114         317,339         744,696
Net Assets:
  Beginning of period                                                 1,210,540         893,201         148,505
---------------------------------------------------------------------------------------------------------------
  End of period                                                    $  1,786,654    $  1,210,540    $    893,201
---------------------------------------------------------------------------------------------------------------
Purchase and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                          $    766,729    $    712,843    $  1,103,894
  Proceeds from sales of securities                                     631,328         505,695         323,082
  Purchases of long-term U.S. government obligations                         --              --              --
  Proceeds from sales of long-term U.S. government obligations               --              --              --

For the six month fiscal period ended October 31, 2003,                               Janus
the seven month fiscal period ended April 30, 2003                               Small Cap Value
and through the fiscal year ended September 30, 2002                                 Fund(2)
(all numbers in thousands)                                             2003            2003           2002(3)

---------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     11,641    $      5,304    $     11,678
  Net realized gain/(loss) from investment transactions                  22,839       (140,984)         153,363
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                    610,947         380,551       (315,558)
---------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         645,427         244,871       (150,517)
---------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares*                                                         --         (1,664)        (10,199)
    Institutional Shares*                                                    --         (3,526)        (12,222)
  Net realized gain from investment transactions:
    Investor Shares*                                                         --        (61,256)       (126,432)
    Institutional Shares*                                                    --        (51,913)       (112,699)
---------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --       (118,359)       (261,552)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Investor Shares                                                     208,701         228,047       1,052,633
    Institutional Shares                                                178,555         162,124         557,829
  Reinvested dividends and distributions
    Investor Shares                                                          --          54,232         114,105
    Institutional Shares                                                     --          48,381         108,904
  Shares repurchased
    Investor Shares                                                   (362,193)       (333,666)       (849,534)
    Institutional Shares                                              (278,000)       (206,981)       (451,260)
---------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (252,937)        (47,863)         532,677
---------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   392,490          78,649         120,608
Net Assets:
  Beginning of period                                                 2,763,155       2,684,506       2,563,898
---------------------------------------------------------------------------------------------------------------
  End of period                                                    $  3,155,645    $  2,763,155    $  2,684,506
---------------------------------------------------------------------------------------------------------------
Purchase and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                          $    787,773    $    616,399    $  1,328,627
  Proceeds from sales of securities                                   1,051,801         854,826       1,133,306
  Purchases of long-term U.S. government obligations                         --              --              --
  Proceeds from sales of long-term U.S. government obligations               --              --              --

* See Notes 3 and 5 in Notes to Financial Statements.
(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).
(2)  Berger Small Cap Value Fund prior to reorganization (Note 1).
(3) Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.

136  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the                                                       Janus Fund
fiscal year ended October 31                                2003            2002            2001            2000            1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      18.39    $      22.11    $      44.00    $      42.78    $      27.97
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    --              --              --              --              --
  Net gains/(losses) on securities
    (both realized and unrealized)                              4.13          (3.72)         (17.50)            6.44           15.63
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                4.13          (3.72)         (17.50)            6.44           15.63
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                         --              --              --              --              --
  Distributions (from capital gains)*                             --              --          (4.39)          (5.22)           (.82)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               --              --          (4.39)          (5.22)           (.82)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      22.52    $      18.39    $      22.11    $      44.00    $      42.78
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  22.46%        (16.82)%        (43.42)%          15.60%          56.75%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $ 17,426,458    $ 16,320,421    $ 23,513,436    $ 46,467,747    $ 35,834,730
Average Net Assets for the Period (in thousands)        $ 16,206,681    $ 21,651,285    $ 34,254,548    $ 45,103,049    $ 28,993,305
Ratio of Gross Expenses to Average Net Assets(1)               0.89%           0.85%           0.84%           0.85%           0.85%
Ratio of Net Expenses to Average Net Assets(1)                 0.89%           0.84%           0.83%           0.84%           0.84%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                               (0.17)%         (0.24)%         (0.16)%         (0.19)%         (0.14)%
Portfolio Turnover Rate                                          22%             27%             51%             65%             63%

For a share outstanding during the                                                  Janus Enterprise Fund
fiscal year ended October 31                                2003            2002            2001            2000            1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      22.93    $      29.67    $      68.41    $      58.64    $      32.33
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    --              --              --              --              --
  Net gains/(losses) on securities
    (both realized and unrealized)                              7.09          (6.74)         (38.74)           13.10           30.61
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                7.09          (6.74)         (38.74)           13.10           30.61
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                         --              --              --              --              --
  Distributions (from capital gains)*                             --              --              --          (3.33)          (4.30)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               --              --              --          (3.33)          (4.30)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      30.02    $      22.93    $      29.67    $      68.41    $      58.64
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  30.92%        (22.72)%        (56.63)%          22.29%         104.09%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $  1,916,706    $  1,854,192    $  3,071,818    $  8,084,564    $  2,329,698
Average Net Assets for the Period (in thousands)        $  1,741,680    $  2,518,273    $  4,858,360    $  7,265,824    $  1,126,839
Ratio of Gross Expenses to Average Net Asset(1)                1.02%           0.93%           0.92%           0.90%           0.98%
Ratio of Net Expenses to Average Net Assets(1)                 1.02%           0.90%           0.90%           0.88%           0.95%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                               (0.46)%         (0.43)%         (0.55)%         (0.65)%         (0.67)%
Portfolio Turnover Rate                                          32%             64%             85%             80%             98%

(1)  See "Explanations of Charts, Tables and Financial Statements."
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                       Janus Equity Funds  October 31, 2003  137

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the                                                   Janus Mercury Fund
fiscal year ended October 31                                2003            2002            2001            2000            1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      14.92    $      19.14    $      40.59    $      35.65    $      20.77
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    --              --             .04             .03              --
  Net gains/(losses) on securities
    (both realized and unrealized)                              3.22          (4.18)         (17.05)            8.18           16.89
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                3.22          (4.18)         (17.01)            8.21           16.89
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                         --           (.04)           (.03)              --              --
  Distributions (from capital gains)*                             --              --          (4.41)          (3.27)          (2.01)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               --           (.04)          (4.44)          (3.27)          (2.01)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      18.14    $      14.92    $      19.14    $      40.59    $      35.65
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  21.58%        (21.88)%        (46.21)%          22.99%          86.02%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $  5,282,164    $  5,034,041    $  7,910,482    $ 16,347,935    $  9,059,883
Average Net Assets for the Period (in thousands)        $  5,088,567    $  6,783,864    $ 11,243,108    $ 15,903,790    $  5,258,427
Ratio of Gross Expenses to Average Net Assets(1)               0.96%           0.94%           0.89%           0.89%           0.93%
Ratio of Net Expenses to Average Net Assets(1)                 0.95%           0.92%           0.88%           0.88%           0.91%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                               (0.31)%         (0.07)%           0.16%           0.08%         (0.39)%
Portfolio Turnover Rate                                          54%             97%             83%             71%             89%

For a share outstanding during the                                                   Janus Olympus Fund
fiscal year ended October 31                                2003            2002            2001            2000            1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      20.60    $      24.59    $      50.50    $      40.87    $      21.70
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                 --(2)              --             .13             .21             .02
  Net gains/(losses) on securities
    (both realized and unrealized)                              4.62          (3.88)         (25.42)           11.21           19.15
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                4.62          (3.88)         (25.29)           11.42           19.17
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                         --           (.11)           (.23)           (.01)              --
  Distributions (from capital gains)*                             --              --           (.39)          (1.78)              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               --           (.11)           (.62)          (1.79)              --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      25.22    $      20.60    $      24.59    $      50.50    $      40.87
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  22.38%        (15.89)%        (50.61)%          28.05%          88.34%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $  2,772,209    $  2,136,167    $  3,074,317    $  7,695,784    $  3,887,448
Average Net Assets for the Period (in thousands)        $  2,378,814    $  2,882,934    $  4,767,090    $  7,594,158    $  2,268,894
Ratio of Gross Expenses to Average Net Assets(1)               0.99%           0.94%           0.91%           0.91%           0.95%
Ratio of Net Expenses to Average Net Assets(1)                 0.98%           0.91%           0.89%           0.90%           0.93%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                               (0.14)%         (0.13)%           0.34%           0.51%           0.06%
Portfolio Turnover Rate                                          84%             90%            118%             96%             91%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended October 31, 2003.
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

138  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                            Janus Orion Fund
fiscal year or period ended October 31                      2003            2002            2001           2000(1)

--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $       4.33    $       5.21    $       8.81    $      10.00
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    --(2)           --              --             .02
  Net gains/(losses) on securities
    (both realized and unrealized)                              1.31           (.88)          (3.58)          (1.21)
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                1.31           (.88)          (3.58)          (1.19)
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                         --              --           (.02)              --
  Distributions (from capital gains)*                             --              --              --              --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                               --              --           (.02)              --
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $       5.64    $       4.33    $       5.21    $       8.81
--------------------------------------------------------------------------------------------------------------------
Total Return**                                                29.95%        (16.70)%        (40.69)%        (11.90)%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $    513,708    $    421,458    $    602,303    $  1,127,628
Average Net Assets for the Period (in thousands)        $    431,124    $    562,457    $    762,142    $  1,086,834
Ratio of Gross Expenses to Average Net Assets***(3)            1.10%           1.09%           1.06%           1.14%
Ratio of Net Expenses to Average Net Assets***(3)              1.08%           1.04%           1.03%           1.12%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                            (0.43)%         (0.30)%         (0.06)%           0.82%
Portfolio Turnover Rate***                                       72%            161%            206%             35%

For a share outstanding during the                                                   Janus Twenty Fund
fiscal year ended October 31                                2003            2002            2001            2000            1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      30.47    $      36.31    $      71.07    $      69.72    $      42.98
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .17             .21             .32              --             .21
  Net gains/(losses) on securities
    (both realized and unrealized)                              3.63          (5.71)         (33.33)            5.62           26.97
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                3.80          (5.50)         (33.01)            5.62           27.18
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      (.21)           (.34)              --           (.19)           (.14)
  Distributions (from capital gains)*                             --              --          (1.75)          (4.08)           (.30)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.21)           (.34)          (1.75)          (4.27)           (.44)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      34.06    $      30.47    $      36.31    $      71.07    $      69.72
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  12.60%        (15.35)%        (47.43)%          7.40%           63.51%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $  9,821,492    $ 10,107,243    $ 14,378,453    $ 31,008,266    $ 28,793,112
Average Net Assets for the Period (in thousands)        $  9,749,457    $ 12,572,984    $ 20,320,750    $ 34,528,876    $ 22,206,982
Ratio of Gross Expenses to Average Net Assets(2)               0.88%           0.84%           0.84%           0.86%           0.88%
Ratio of Net Expenses to Average Net Assets(2)                 0.88%           0.83%           0.84%           0.85%           0.87%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                 0.52%           0.56%           0.63%         (0.13)%           0.40%
Portfolio Turnover Rate                                          44%             53%             50%             27%             40%

(1)  Fiscal period from June 30, 2000 (inception) to October 31, 2000.
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended October 31, 2003.
(3)  See "Explanations of Charts, Tables and Financial Statements."
  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                       Janus Equity Funds  October 31, 2003  139

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the                                                   Janus Venture Fund
fiscal year ended October 31                                2003            2002            2001            2000            1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      31.59    $      36.99    $      82.39    $      89.71    $      49.81
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    --              --              --              --              --
  Net gains/(losses) on securities
    (both realized and unrealized)                             16.18          (5.40)         (29.02)            6.94           44.31
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               16.18          (5.40)         (29.02)            6.94           44.31
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                         --              --              --              --              --
  Distributions (from capital gains)*                             --              --         (16.38)         (14.26)          (4.41)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               --              --         (16.38)         (14.26)          (4.41)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      47.77    $      31.59    $      36.99    $      82.39    $      89.71
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  51.22%        (14.60)%        (40.67)%           3.79%          94.42%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $  1,392,358    $    756,323    $  1,009,278    $  1,922,649    $  1,860,355
Average Net Assets for the Period (in thousands)        $    988,156    $    992,760    $  1,312,759    $  2,504,381    $  1,350,642
Ratio of Gross Expenses to Average Net Assets(1)               0.94%           0.88%           0.87%           0.87%           0.93%
Ratio of Net Expenses to Average Net Assets(1)                 0.93%           0.87%           0.86%           0.86%           0.92%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                               (0.67)%         (0.73)%         (0.36)%         (0.35)%         (0.55)%
Portfolio Turnover Rate                                          75%             90%             70%             87%            104%

For a share outstanding during the                                            Janus Global Life Sciences Fund
fiscal year or period ended October 31                      2003            2002            2001            2000           1999(2)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      12.82    $      16.96    $      22.41    $      11.97    $      10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    --              --              --             .02              --
  Net gains/(losses) on securities
    (both realized and unrealized)                              1.79          (4.14)          (5.43)           10.42            1.97
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                1.79          (4.14)          (5.43)           10.44            1.97
------------------------------------------------------------------------------------------------------------------------------------
Distributions and Other:
  Dividends (from net investment income)*                         --              --           (.02)              --              --
  Distributions (from capital gains)*                             --              --              --              --              --
  Redemption fees                                                 --(3)          N/A             N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                     --              --           (.02)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      14.61    $      12.82    $      16.96    $      22.41    $      11.97
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                13.87%        (24.35)%        (24.26)%          87.22%          19.70%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $  1,264,220    $  1,389,723    $  2,415,086    $  4,267,458    $    344,436
Average Net Assets for the Period (in thousands)        $  1,296,095    $  1,927,734    $  2,957,777    $  2,987,158    $    227,552
Ratio of Gross Expenses to Average Net Assets***(1)            0.99%           0.89%           0.93%           0.97%           1.21%
Ratio of Net Expenses to Average Net Assets***(1)              0.98%           0.88%           0.91%           0.94%           1.19%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                            (0.28)%         (0.42)%         (0.32)%           0.14%         (0.41)%
Portfolio Turnover Rate***                                      135%             73%             84%            147%            235%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
(3) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended October 31, 2003.
  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.

See Notes to Financial Statements.

140  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                              Janus Global Technology Fund
fiscal year or period ended October 31                      2003            2002            2001            2000           1999(1)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $       7.41    $      10.83    $      27.44    $      20.95    $      10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    --(2)        (.01)             .36           (.02)              --
  Net gains/(losses) on securities
    (both realized and unrealized)                              3.03          (3.41)         (16.64)            6.71           10.95
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                3.03          (3.42)         (16.28)            6.69           10.95
------------------------------------------------------------------------------------------------------------------------------------
Distributions and Other:
  Dividends (from net investment income)*                         --              --           (.16)           (.02)              --
  Distributions (from capital gains)*                             --              --              --           (.18)              --
  Tax return of capital*                                          --              --           (.17)             --               --
  Redemption fees                                                 --(6)          N/A             N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                     --              --           (.33)           (.20)              --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      10.44    $       7.41    $      10.83    $      27.44    $      20.95
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                41.08%        (31.67)%        (59.95)%          31.99%         109.40%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $  1,655,731    $  1,249,514    $  2,275,691    $  7,564,492    $  3,334,514
Average Net Assets for the Period (in thousands)        $  1,332,510    $  1,906,518    $  4,009,850    $  8,883,777    $  1,265,552
Ratio of Gross Expenses to Average Net Assets***(3)            1.07%           0.96%           0.92%           0.91%           1.04%
Ratio of Net Expenses to Average Net Assets***(3)              1.06%           0.94%           0.90%           0.90%           1.02%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                            (0.27)%         (0.14)%           0.55%           0.17%         (0.11)%
Portfolio Turnover Rate***                                       48%             66%             60%             47%             31%

For a share outstanding during the                            Janus Global Opportunities Fund(4)
fiscal year or period ended October 31                      2003            2002           2001(5)

----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $       8.64    $       9.68    $      10.00
----------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .03             .03             .02
  Net gain/(loss) on securities
    (both realized and unrealized)                              3.02          (1.04)           (.34)
----------------------------------------------------------------------------------------------------
Total from Investment Operations                                3.05          (1.01)           (.32)
----------------------------------------------------------------------------------------------------
Distributions and Other:
  Dividends (from net investment income)*                      (.04)           (.02)              --
  Distributions (from capital gains)*                             --           (.01)              --
  Redemption fees                                                .01             N/A             N/A
----------------------------------------------------------------------------------------------------
Total Distributions and Other                                  (.03)           (.03)              --
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      11.66    $       8.64    $       9.68
----------------------------------------------------------------------------------------------------
Total Return**                                                35.51%        (10.59)%         (3.10)%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $    143,659    $    148,890    $     63,425
Average Net Assets for the Period (in thousands)        $    132,935    $    155,411    $     54,832
Ratio of Gross Expenses to Average Net Assets***(3)            1.17%           1.19%           1.52%
Ratio of Net Expenses to Average Net Assets***(3)              1.16%           1.16%           1.50%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                              0.27%           0.40%           0.64%
Portfolio Turnover Rate***                                       31%             84%              0%

(1)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended October 31, 2003.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4) Effective December 5, 2003, Janus Global Value Fund changed its name to Janus Global Opportunities Fund.
(5)  Fiscal period from June 29, 2001 (inception) to October 31, 2001.
(6) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended October 31, 2003.
  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                       Janus Equity Funds  October 31, 2003  141

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the                                                Janus Overseas Fund
fiscal year ended October 31                                2003            2002            2001            2000            1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      15.44    $      18.44    $      33.44    $      25.35    $      17.95
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .24             .15             .28             .01              --
  Net gains/(losses) on securities
    (both realized and unrealized)                              3.98          (3.05)         (11.42)            8.22            7.49
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                4.22          (2.90)         (11.14)            8.23            7.49
------------------------------------------------------------------------------------------------------------------------------------
Distributions and Other:
  Dividends (from net investment income)*                      (.16)           (.10)           (.20)              --           (.09)
  Distributions (from capital gains)*                             --              --          (3.66)           (.14)              --
  Redemption fees                                                 --(2)          N/A             N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                  (.16)           (.10)          (3.86)           (.14)           (.09)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      19.50    $      15.44    $      18.44    $      33.44    $      25.35
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  27.62%        (15.78)%        (37.09)%          32.59%          41.77%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $  2,811,437    $  3,242,597    $  4,988,637    $  9,380,308    $  5,639,980
Average Net Assets for the Period (in thousands)        $  2,897,732    $  4,445,864    $  6,945,505    $  9,862,835    $  4,577,552
Ratio of Gross Expenses to Average Net Assets(1)               0.94%           0.91%           0.87%           0.89%           0.92%
Ratio of Net Expenses to Average Net Assets(1)                 0.94%           0.89%           0.85%           0.88%           0.91%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                 1.21%           0.69%           0.77%           0.22%         (0.03)%
Portfolio Turnover Rate                                         104%             63%             65%             62%             92%

For a share outstanding during the                                                  Janus Worldwide Fund
fiscal year ended October 31                                2003            2002            2001            2000            1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      32.87    $      40.17    $      70.74    $      58.87    $      41.52
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .37             .27             .39             .03             .02
  Net gains/(losses) on securities
    (both realized and unrealized)                              4.41          (7.56)         (24.04)           13.15           17.51
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                4.78          (7.29)         (23.65)           13.18           17.53
------------------------------------------------------------------------------------------------------------------------------------
Distributions and Other:
  Dividends (from net investment income)*                      (.31)           (.01)           (.41)           (.03)           (.18)
  Distributions (from capital gains)*                             --              --          (6.51)          (1.28)              --
  Redemption fees                                                 --(2)          N/A             N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                  (.31)           (.01)          (6.92)          (1.31)           (.18)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      37.34    $      32.87    $      40.17    $      70.74    $      58.87
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  14.65%        (18.15)%        (36.56)%          22.41%          42.33%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $ 11,340,655    $ 13,465,168    $ 20,331,383    $ 37,775,243    $ 24,091,321
Average Net Assets for the Period (in thousands)        $ 12,123,565    $ 18,185,263    $ 27,993,000    $ 38,726,913    $ 18,892,896
Ratio of Gross Expenses to Average Net Assets(1)               0.93%           0.87%           0.87%           0.88%           0.89%
Ratio of Net Expenses to Average Net Assets(1)                 0.92%           0.86%           0.85%           0.86%           0.88%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                 0.99%           0.62%           0.53%           0.13%           0.07%
Portfolio Turnover Rate                                         108%             73%             78%             58%             68%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended October 31, 2003.
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

142  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                                  Janus Balanced Fund
fiscal year ended October 31                                2003            2002            2001            2000            1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      18.08    $      19.27    $      22.83    $      21.79    $      17.22
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .38             .47             .56             .61             .42
  Net gain/(loss) on securities
    (both realized and unrealized)                              1.28          (1.20)          (2.48)            1.33            4.69
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                1.66           (.73)          (1.92)            1.94            5.11
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      (.40)           (.46)           (.61)           (.58)           (.43)
  Distributions (from capital gains)*                             --              --          (1.03)           (.32)           (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.40)           (.46)          (1.64)           (.90)           (.54)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      19.34    $      18.08    $      19.27    $      22.83    $      21.79
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                   9.34%         (3.85)%         (8.83)%           8.93%          29.89%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $  3,928,565    $  3,935,993    $  4,410,240    $  4,773,381    $  2,929,769
Average Net Assets for the Period (in thousands)        $  4,004,101    $  4,278,174    $  4,663,032    $  4,072,183    $  1,953,809
Ratio of Gross Expenses to Average Net Assets(1)               0.89%           0.86%           0.85%           0.87%           0.92%
Ratio of Net Expenses to Average Net Assets(1)                 0.88%           0.84%           0.83%           0.85%           0.91%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                 2.00%           2.44%           2.79%           2.92%           2.37%
Portfolio Turnover Rate                                          73%             88%            117%             87%             64%

For a share outstanding during the                                                 Janus Core Equity Fund
fiscal year ended October 31                                2003            2002            2001            2000            1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      14.99    $      16.78    $      24.25    $      22.57    $      15.59
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .07             .11             .17             .15             .14
  Net gain/(loss) on securities
    (both realized and unrealized)                              2.09          (1.81)          (4.98)            2.25            7.17
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                2.16          (1.70)          (4.81)            2.40            7.31
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      (.11)           (.09)           (.13)           (.14)           (.15)
  Distributions (from capital gains)*                             --              --          (2.53)           (.58)           (.18)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.11)           (.09)          (2.66)           (.72)           (.33)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      17.04    $      14.99    $      16.78    $      24.25    $      22.57
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  14.54%        (10.26)%        (21.70)%          10.65%          47.22%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $    707,852    $    706,548    $    732,949    $  1,026,503    $    781,319
Average Net Assets for the Period (in thousands)        $    708,023    $    801,601    $    875,515    $  1,019,261    $    571,009
Ratio of Gross Expenses to Average Net Assets(1)               0.97%           0.92%           0.95%           0.95%           1.02%
Ratio of Net Expenses to Average Net Assets(1)                 0.96%           0.89%           0.93%           0.93%           1.01%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                 0.40%           0.66%           0.85%           0.65%           0.81%
Portfolio Turnover Rate                                          77%             98%            115%            116%             81%

(1)  See "Explanations of Charts, Tables and Financial Statements."
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                       Janus Equity Funds  October 31, 2003  143

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the                                              Janus Growth and Income Fund
fiscal year ended October 31                                2003            2002            2001            2000            1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      23.70    $      27.99    $      40.88    $      36.84    $      26.45
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .17             .20             .32             .18             .26
  Net gain/(loss) on securities
    (both realized and unrealized)                              3.43          (4.28)         (11.24)            5.84           12.27
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                3.60          (4.08)         (10.92)            6.02           12.53
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      (.18)           (.21)           (.35)           (.14)           (.27)
  Distributions (from capital gains)*                             --              --          (1.62)          (1.84)          (1.87)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.18)           (.21)          (1.97)          (1.98)          (2.14)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      27.12    $      23.70    $      27.99    $      40.88    $      36.84
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  15.20%        (14.62)%        (27.66)%          16.44%          49.59%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $  6,003,140    $  5,327,674    $  6,575,281    $  9,305,835    $  5,836,885
Average Net Assets for the Period (in thousands)        $  5,715,041    $  6,479,535    $  7,758,499    $  8,594,302    $  4,375,277
Ratio of Gross Expenses to Average Net Assets(1)               0.91%           0.90%           0.87%           0.89%           0.92%
Ratio of Net Expenses to Average Net Assets(1)                 0.91%           0.88%           0.86%           0.88%           0.90%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                 0.67%           0.73%           0.96%           0.49%           0.37%
Portfolio Turnover Rate                                          50%             49%             59%             41%             43%

For a share outstanding during the                                      Janus Special Equity Fund(2)
fiscal year or period ended October 31                      2003            2002            2001           2000(3)

--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $       6.95    $       8.42    $      11.29    $      10.00
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    --(4)           --             .03             .01
  Net gain/(loss) on securities
    (both realized and unrealized)                              3.03          (1.45)          (2.65)            1.28
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                3.03          (1.45)          (2.62)            1.29
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      (.01)(5)        (.02)           (.02)              --
  Distributions (from capital gains)*                             --              --           (.23)              --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.01)           (.02)           (.25)              --
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $       9.97    $       6.95    $       8.42    $      11.29
--------------------------------------------------------------------------------------------------------------------
Total Return**                                                43.57%        (17.23)%        (23.61)%          12.90%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $  2,498,836    $  1,287,494    $  1,954,667    $  3,126,948
Average Net Assets for the Period (in thousands)        $  1,862,723    $  1,808,435    $  2,665,589    $  2,840,620
Ratio of Gross Expenses to Average Net Assets***(1)            1.02%           1.01%           0.92%           1.02%
Ratio of Net Expenses to Average Net Assets***(1)              1.01%           0.98%           0.91%           0.99%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                            (0.17)%           0.03%           0.29%           0.14%
Portfolio Turnover Rate***                                       44%             60%             77%             72%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2)  Formerly named Janus Strategic Value Fund.
(3)  Fiscal period from February 29, 2000 (inception) to October 31, 2000.
(4) Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended October 31, 2003.
(5) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.

See Notes to Financial Statements.

144  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the             Janus Risk-Managed Stock Fund
period ended October 31                                    2003(1)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .01
  Net gains/(losses) on securities
    (both realized and unrealized)                              2.43
--------------------------------------------------------------------------------
Total from Investment Operations                                2.44
--------------------------------------------------------------------------------
Distributions and Other:
  Dividends (from net investment income)*                         --
  Distributions (from capital gains)*                             --
  Redemption fees                                                 --(4)
--------------------------------------------------------------------------------
Total Distributions and Other                                     --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      12.44
--------------------------------------------------------------------------------
Total Return**                                                24.40%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $     88,936
Average Net Assets for the Period (in thousands)        $     50,912
Ratio of Gross Expenses to Average Net Assets***(2)         1.13%(3)
Ratio of Net Expenses to Average Net Assets***(2)              1.13%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                              0.24%
Portfolio Turnover Rate***                                       39%

(1)  Fiscal period February 28, 2003 (inception) through October 31, 2003.
(2)  See "Explanations of Charts, Tables and Financial Statements."
(3)  The ratio was 1.78% before waiver of certain fees incurred by the Fund.
(4) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                       Janus Equity Funds  October 31, 2003  145

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INVESTOR SHARES

For a share outstanding during the six month fiscal period
ended October 31, 2003, seven months ended April 30, 2003        Janus Mid Cap Value Fund(1)
and through each fiscal year ended September 30             2003            2003            2002

----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      15.15    $      13.71    $      14.30
----------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .03             .03             .02
  Net gains/(losses) on securities
    (both realized and unrealized)                              3.76            1.44           (.23)
----------------------------------------------------------------------------------------------------
Total from Investment Operations                                3.79            1.47           (.21)
----------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                         --           (.03)           (.03)
  Distributions (from capital gains)*                             --              --           (.35)
----------------------------------------------------------------------------------------------------
Total Distributions                                               --           (.03)           (.38)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      18.94    $      15.15    $      13.71
----------------------------------------------------------------------------------------------------
Total Return**                                                25.02%          10.73%         (1.96)%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $  1,494,209    $  1,033,772    $    782,101
Average Net Assets for the Period (in thousands)(2)     $  1,262,496    $    962,030             N/A
Ratio of Gross Expenses to Average Net Assets***(2)(3)         1.08%        1.14%(4)        1.17%(4)
Ratio of Net Expenses to Average Net Assets***(2)(3)           1.08%        1.14%(4)             N/A
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                              0.45%           0.44%           0.28%
Portfolio Turnover Rate***                                       97%             94%             65%

For a share outstanding during the six month fiscal period
ended October 31, 2003, seven months ended April 30, 2003        Janus Mid Cap Value Fund(1)
and through each fiscal year ended September 30             2001            2000            1999

----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      14.43    $      12.17    $       9.33
----------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .06             .08             .07
  Net gains/(losses) on securities
    (both realized and unrealized)                              1.27            3.46            2.83
----------------------------------------------------------------------------------------------------
Total from Investment Operations                                1.33            3.54            2.90
----------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      (.10)           (.04)           (.06)
  Distributions (from capital gains)*                         (1.36)          (1.24)              --
----------------------------------------------------------------------------------------------------
Total Distributions                                           (1.46)          (1.28)           (.06)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      14.30    $      14.43    $      12.17
----------------------------------------------------------------------------------------------------
Total Return**                                                 9.70%          31.11%          31.12%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $    148,505    $     33,013    $     22,918
Average Net Assets for the Period (in thousands)(2)              N/A             N/A             N/A
Ratio of Gross Expenses to Average Net Assets***(2)(3)         1.22%(4)        1.59%(4)        1.62%(4)
Ratio of Net Expenses to Average Net Assets***(2)(3)             N/A             N/A             N/A
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                              0.78%           0.72%           0.54%
Portfolio Turnover Rate***                                      116%            129%            154%

For a share outstanding during the six month fiscal period
ended October 31, 2003, seven months ended April 30, 2003       Janus Small Cap Value Fund(5)
and through each fiscal year ended September 30            2003(1)          2003            2002

----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      23.07    $      21.96    $      24.49
----------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .09             .03             .06
  Net gains/(losses) on securities
    (both realized and unrealized)                              5.47            2.07           (.16)
----------------------------------------------------------------------------------------------------
Total from Investment Operations                                5.56            2.10           (.10)
----------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                         --           (.03)           (.18)
  Distributions (from capital gains)*                             --           (.96)          (2.25)
----------------------------------------------------------------------------------------------------
Total Distributions                                               --           (.99)          (2.43)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      28.63    $      23.07    $      21.96
----------------------------------------------------------------------------------------------------
Total Return**                                                24.15%           9.56%         (2.52)%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)(2)             $  1,658,312    $  1,476,575    $  1,461,278
Average Net Assets for the Period (in thousands)        $  1,575,178    $  1,457,263             N/A
Ratio of Gross Expenses to Average Net Assets***(2)(3)         1.10%        1.14%(6)        1.17%(6)
Ratio of Net Expenses to Average Net Assets***(2)(3)           1.10%        1.13%(6)             N/A
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                              0.63%           0.22%           0.20%
Portfolio Turnover Rate***                                       60%             45%             39%

For a share outstanding during the six month fiscal period
ended October 31, 2003, seven months ended April 30, 2003       Janus Small Cap Value Fund(5)
and through each fiscal year ended September 30             2001            2000             1999

----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      24.78    $      20.94    $      17.58
----------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .22             .30           (.02)
  Net gains/(losses) on securities
    (both realized and unrealized)                              1.41            3.97            4.26
----------------------------------------------------------------------------------------------------
Total from Investment Operations                                1.63            4.27            4.24
----------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      (.32)           (.20)           (.07)
  Distributions (from capital gains)*                         (1.60)           (.23)           (.81)
----------------------------------------------------------------------------------------------------
Total Distributions                                           (1.92)           (.43)           (.88)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      24.49    $      24.78    $      20.94
----------------------------------------------------------------------------------------------------
Total Return**                                                 6.65%          20.77%          24.69%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)(2)             $  1,378,894    $    859,030    $    374,063
Average Net Assets for the Period (in thousands)                 N/A             N/A             N/A
Ratio of Gross Expenses to Average Net Assets***(2)(3)         1.14%(6)        1.23%(6)        1.37%(6)
Ratio of Net Expenses to Average Net Assets***(2)(3)             N/A             N/A             N/A
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                              0.99%           1.69%           1.36%
Portfolio Turnover Rate***                                       47%             72%             66%

(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).
(2) Certain prior year amounts have been reclassified to conform to current year presentation.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4) The ratio was 1.17% in 2003, before waiver of certain fees incurred by the Fund.
(5)  Berger Small Cap Value Fund prior to reorganization (Note 1).
(6)  The ratio was 1.20% in 2003, 1.17% for 2002, 1.14% for 2001, 1.23% for
     2000, 1.37% for 1999 and 1.56% for 1998, before waiver of certain fees incurred by the Fund.
  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.

See Notes to Financial Statements.

146  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

For a share outstanding during the six month period
ending October 31, 2003, seven months ended April 30, 2003       Janus Mid Cap Value Fund(1)
and through each fiscal year ended October 31, 2003         2003            2003            2002

----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      15.19    $      13.72    $      17.88
----------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .05             .06             .02
  Net gains/(losses) on securities
    (both realized and unrealized)                              3.78            1.44          (4.18)
----------------------------------------------------------------------------------------------------
Total from Investment Operations                                3.83            1.50          (4.16)
----------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                         --           (.03)              --
  Distributions (from capital gains)*                             --              --              --
----------------------------------------------------------------------------------------------------
Total Distributions                                               --           (.03)              --
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      19.02    $      15.19    $      13.72
----------------------------------------------------------------------------------------------------
Total Return**                                                25.21%          10.96%        (23.27)%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)(2)             $    292,445    $    176,768    $    111,101
Average Net Assets for the Period (in thousands)        $    233,830    $    148,748             N/A
Ratio of Gross Expenses to Average Net Assets***(2)(3)         0.78%(4)        0.79%           0.78%
Ratio of Net Expenses to Average Net Assets***(2)(3)           0.78%           0.79%           0.78%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                              0.75%           0.80%           0.83%
Portfolio Turnover Rate***                                       97%             94%             65%

For a share outstanding during the six month fiscal period
ended October 31, 2003, seven months ended April 30, 2003       Janus Small Cap Value Fund(5)
and through each fiscal year ended October 31, 2003         2003            2003            2002

----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      23.18    $      22.08    $      24.58
----------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .13             .07             .12
  Net gains/(losses) on securities
    (both realized and unrealized)                              5.51            2.06           (.13)
----------------------------------------------------------------------------------------------------
Total from Investment Operations                                5.64            2.13           (.01)
----------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                         --           (.07)           (.24)
  Distributions (from capital gains)*                             --           (.96)          (2.25)
----------------------------------------------------------------------------------------------------
Total Distributions                                               --          (1.03)          (2.49)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      28.82    $      23.18    $      22.08
----------------------------------------------------------------------------------------------------
Total Return**                                                24.23%           9.74%         (2.13)%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)(2)             $  1,497,333    $  1,286,580    $  1,223,227
Average Net Assets for the Period (in thousands)        $  1,454,779    $  1,245,661             N/A
Ratio of Gross Expenses to Average Net Assets***(2)(3)         0.82%(6)        0.87%           0.82%
Ratio of Net Expenses to Average Net Assets***(2)(3)           0.82%           0.87%           0.82%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                              0.91%           0.48%           0.53%
Portfolio Turnover Rate***                                       60%             45%             39%

For a share outstanding during the six month fiscal period
ended October 31, 2003, seven months ended April 30, 2003       Janus Small Cap Value Fund(5)
and through each fiscal year ended October 31, 2003         2001            2000            1999

----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      24.87    $      21.00    $      17.63
----------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .28             .33             .04
  Net gains/(losses) on securities
    (both realized and unrealized)                              1.42            4.01            4.28
----------------------------------------------------------------------------------------------------
Total from Investment Operations                                1.70            4.34            4.32
----------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      (.39)           (.24)           (.14)
  Distributions (from capital gains)*                         (1.60)           (.23)           (.81)
----------------------------------------------------------------------------------------------------
Total Distributions                                           (1.99)           (.47)           (.95)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      24.58    $      24.87    $      21.00
----------------------------------------------------------------------------------------------------
Total Return**                                                 6.93%          21.09%          25.18%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)(2)             $  1,185,004    $    862,318    $    414,347
Average Net Assets for the Period (in thousands)                 N/A             N/A             N/A
Ratio of Gross Expenses to Average Net Assets***(2)(3)         0.84%           0.88%           1.01%
Ratio of Net Expenses to Average Net Assets***(2)(3)           0.84%           0.88%           1.01%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                              1.26%           1.99%           1.69%
Portfolio Turnover Rate***                                       47%             72%             66%

(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).
(2) Certain prior year amounts have been reclassified to conform to current year presentation.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4) The ratio was 1.08% in 2003, before waiver of certain fees incurred by the Fund.
(5)  Berger Small Cap Value Fund prior to reorganization (Note 1).
(6) The ratio was 1.10% in 2003, before waiver of certain fees incurred by the Fund.
  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                       Janus Equity Funds  October 31, 2003  147

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS

S&P 500(R) Index                   The Standard & Poor's Composite Index of 500
                                   stocks, a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index               Is an unmanaged group of 400 domestic stocks
                                   chosen for their market size, liquidity and industry group representation.

S&P SmallCap 600 Index             The Index is an unmanaged group of 600
                                   domestic stocks with market capitalizations ranging between $250 million to $900 million chosen for their financial viability, liquidity and sector representation.

S&P Barra Value Index              A market capitalization-weighted index of the
                                   stocks in the Standard & Poor's 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500(R) on a market capitalization basis.

Morgan Stanley Capital             Is a market capitalization weighted index
International EAFE(R) Index        composed of companies representative of the
                                   marketstructure of 21 Developed Market
                                   countries in Europe, Australasia and the Far
                                   East.

Morgan Stanley Capital             Is a market capitalization weighted index
International World IndexSM        composed of companies representative of the
                                   market structure of 23 Developed Market
                                   countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Capital             The MSCI World Value and Growth Indices are
International World                subsets of the MSCI World Index and are built
Value Index                        on a country-by-country basis for each of the
                                   23 countries included in the MSCI World
                                   Index.

Lehman Brothers                    The Index includes all publicly issued,
Credit Bond Index                  fixed-rate, non-convertible investment grade
                                   corporate debt; the index is composed of both
                                   U.S. and Brady bonds. Until June 30, 2000, this index was known as the Lehman Brothers
                                   Corporate Index.

Lehman Brothers                    Is composed of all bonds that are investment
Government/Credit Index            grade with at least one year until maturity.

Russell Midcap Growth Index        Consists of stocks from the Russell MidCap
                                   Index with a greater-than-average growth orientation. The Russell MidCap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization.

Russell Midcap Value Index         Measures the performance of those Russell
                                   MidCap companies with lower price-to-book ratios and lower forecasted growth values.
                                   The stocks are also members of the Russell
                                   1000 Value Index.

Russell 1000 Growth Index          Measures the performance of those Russell
                                   1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Index              Measures the performance of the 2,000
                                   smallest companies in the Russell 3000(R)
                                   Index with an average market capitalization of approximately $547 million as of October
                                   31, 2003.

Russell 2000 Growth Index          Measures the performance of those Russell
                                   2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index           Measures the performance of those Russell
                                   2000 companies with lower price-to-book
                                   ratios and lower forecasted growth values.

Russell Top 200                    Measures the performance of those Russell Top
Growth Index                       200 companies with higher price-to-book
                                   ratios and higher forecated growth values.
                                   The stocks are also members of the Russell
                                   1000 Growth Index. The Russell Top 200 Growth
                                   Index began December 30, 1985.

Dow Jones Industrial Average       Is an unmanaged index which represents share
                                   prices of selected blue chip industrial
                                   corporations as well as public utility and transportation companies.

NASDAQ Composite Index             Is an unmanaged index that measures all
                                   NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

Nifty Fifty                        The Index represents the fifty largest
                                   companies in the S&P 500(R) Index by total market capitalization.

ADR                                American Depository Receipt

NVDR                               Non-Voting Depository Receipt

GDR                                Global Depository Receipt

PLC                                Public Limited Company

SDR                                Swedish Depository Receipt

New York Shares                    Securities of foreign companies trading on
                                   the New York Stock Exchange

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

148  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 *   Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

(omega) Rate is subject to change. Rate shown reflects current rate.

(delta) Security is a defaulted security in Janus Global Technology Fund with accrued interest in the amount of $1,268,000 that was written-off December 10, 2001.

(pi) Security is a defaulted security in Janus Special Equity Fund with accrued interest in the amount of $601,787 that was written-off August 21, 2001.

(beta) Security is illiquid.

# Loaned security, a portion or all of the security is on loan at October 31, 2003.

+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).

o    Defaulted security.

(sigma) Fair valued security.

ss.  SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                             Value as
                                               Acquisition    Acquisition                      % of
                                                  Date            Cost           Value      Net Assets
------------------------------------------------------------------------------------------------------
Janus Venture Fund
Hypercom Corp.(sigma)                             8/13/03     $ 3,900,000     $ 4,624,800       0.3%
Infocrossing, Inc.(sigma)                        10/16/03     $11,715,000     $13,660,048       1.0%
Ultimate Software Group, Inc.(sigma)              7/14/03     $ 7,950,000     $13,000,200       0.9%
------------------------------------------------------------------------------------------------------
                                                              $23,565,000     $31,285,048
------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Ligand Pharmaceuticals, Inc.                       7/2/03     $17,250,000     $20,670,000       1.6%
------------------------------------------------------------------------------------------------------
Janus Global Technology Fund
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures
  due 5/1/03 (144A)(sigma)                         3/6/00     $25,981,636     $         0         0%
Chi Mei Optoelectronics Corp. (GDR) (144A)       10/21/03     $18,315,317     $17,869,654       1.1%
Mercury Interactive Corp., 4.75%
  convertible notes, due 7/1/07 (144A)             7/3/00     $14,630,000     $14,556,850       0.9%
Yipes Communication Group, Inc.(sigma)            9/19/00     $14,999,998     $         0         0%
------------------------------------------------------------------------------------------------------
                                                              $73,926,951     $32,426,504
------------------------------------------------------------------------------------------------------
Janus Special Equity Fund
Vector Group, Ltd., 6.25%
  convertible subordinated notes
  due 7/15/08 (144A)                               7/5/01     $10,000,000     $ 8,675,000       0.3%
------------------------------------------------------------------------------------------------------

The funds have registration rights for certain restricted securities held as of October 31, 2003. The issuer incurs all registration costs.

                                       Janus Equity Funds  October 31, 2003  149

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS (continued)

(pound)The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2003.

                                                       Purchases                           Sales                   Realized
                                                Shares           Cost              Shares           Cost          Gain/(Loss)
-------------------------------------------------------------------------------------------------------------------------------
JANUS FUND
Apogent Technologies, Inc.                             --               --           925,610   $   23,345,339   $   (6,304,238)
Apria Healthcare Group                                 --               --         3,819,555       89,845,472       (3,869,820)
Bemis Company, Inc.                                44,495   $    1,959,186           213,790       11,105,394       (1,679,645)
Cardinal Health, Inc.(1)                          194,740       12,458,686         1,778,688      110,798,814      (13,403,744)
Linear Technology Corp.                                --               --                --               --               --
Maxim Integrated Products, Inc.                        --               --                --               --               --
MGIC Investment Corp.                                  --               --           957,360       71,741,711      (21,981,006)
Sigma-Aldrich Corp.                                    --               --         1,217,770       55,941,279        8,556,426
Univision Communications, Inc. - Class A           46,440        1,454,747           239,430       11,844,863       (4,624,343)
Winnebago Industries, Inc.                        822,395       36,197,605            35,000        1,598,450          343,411
-------------------------------------------------------------------------------------------------------------------------------
                                                            $   52,070,224                     $  376,221,322   $  (42,962,959)
-------------------------------------------------------------------------------------------------------------------------------
JANUS VENTURE FUND
Biosite, Inc.                                      40,000   $    1,399,540           789,465   $   20,777,101   $    5,443,299
Centene Corp.                                      85,530        1,368,845           181,501        4,090,358        2,068,446
Euronet Worldwide, Inc.                           790,742        6,351,435                --               --               --
Infocrossing, Inc.                              1,490,458       11,715,000                --               --               --
MIM Corp.                                              --               --         1,289,260       19,764,171      (12,774,732)
Mikohn Gaming Corp.                             1,004,015        6,901,847                --               --               --
Restoration Hardware, Inc.                      1,959,396       12,511,898                --               --               --
Sports Authority, Inc.(2)                          80,300        1,996,707           377,680       12,085,760         (298,691)
STAAR Surgical Co.                              1,292,881       14,394,690                --               --               --
TALX Corp.                                        100,000        1,288,088            23,145          673,309          (98,223)
Tier Technologies, Inc. - Class B                 898,350        8,602,625                --               --               --
TransAct Technologies, Inc.                       353,045        6,577,124                --               --               --
Ultimate Software Group, Inc.                   1,500,000        7,950,000                --               --               --
-------------------------------------------------------------------------------------------------------------------------------
                                                            $   81,057,799                     $   57,390,699   $   (5,659,901)
-------------------------------------------------------------------------------------------------------------------------------
JANUS GLOBAL LIFE SCIENCES FUND
Pharmaceutical Resources, Inc.                         --               --         1,167,855   $   31,532,085   $    1,221,537
-------------------------------------------------------------------------------------------------------------------------------
JANUS GLOBAL TECHNOLOGY FUND
Yipes Communication Group, Inc.                        --               --                --               --               --
-------------------------------------------------------------------------------------------------------------------------------
JANUS GLOBAL OPPORTUNITIES FUND
Pfeiffer Vacuum Technology A.G                         --               --           196,996   $    7,040,678   $   (2,202,016)
-------------------------------------------------------------------------------------------------------------------------------
JANUS OVERSEAS FUND
TI Automotive, Ltd.                                    --               --                --               --               --
-------------------------------------------------------------------------------------------------------------------------------
JANUS SPECIAL EQUITY FUND
Bally Total Fitness Holding Corp.                 200,000   $    1,032,650            34,510   $    1,105,586   $     (864,785)
Kinder Morgan Management LLC(3)                        --               --           664,178       20,594,686        1,571,080
SBS Broadcasting S.A                                   --               --                --               --               --
-------------------------------------------------------------------------------------------------------------------------------
                                                            $    1,032,650                     $   21,700,272   $      706,295
-------------------------------------------------------------------------------------------------------------------------------
JANUS MID CAP VALUE FUND
Iona Technologies (ADR)                                --               --         1,730,000   $   11,813,956   $   (7,071,165)
-------------------------------------------------------------------------------------------------------------------------------

                                              Dividend       Market Value
                                               Income        at 10/31/03
--------------------------------------------------------------------------
JANUS FUND
Apogent Technologies, Inc.                             --   $  116,011,677
Apria Healthcare Group                                 --               --
Bemis Company, Inc.                        $    2,942,802      116,794,148
Cardinal Health, Inc.(1)                           73,034               --
Linear Technology Corp.                         5,885,172    1,090,292,111
Maxim Integrated Products, Inc.                 3,468,758    1,077,699,627
MGIC Investment Corp.                             700,636      310,374,190
Sigma-Aldrich Corp.                             1,463,425      132,411,074
Univision Communications, Inc. - Class A               --      466,827,506
Winnebago Industries, Inc.                        283,359       60,404,339
--------------------------------------------------------------------------
                                           $   14,817,186   $3,370,814,672
--------------------------------------------------------------------------
JANUS VENTURE FUND
Biosite, Inc.                                          --   $    5,975,099
Centene Corp.                                          --       18,523,397
Euronet Worldwide, Inc.                                --       31,710,658
Infocrossing, Inc.                                     --       13,660,048
MIM Corp.                                              --               --
Mikohn Gaming Corp.                                    --        5,893,568
Restoration Hardware, Inc.                             --       15,596,793
Sports Authority, Inc.(2)                              --        8,133,036
STAAR Surgical Co.                                     --       12,812,451
TALX Corp.                                 $      158,512       22,132,686
Tier Technologies, Inc. - Class B                      --       15,902,721
TransAct Technologies, Inc.                            --        8,293,027
Ultimate Software Group, Inc.                          --       13,000,200
--------------------------------------------------------------------------
                                           $      158,512   $  171,633,684
--------------------------------------------------------------------------
JANUS GLOBAL LIFE SCIENCES FUND
Pharmaceutical Resources, Inc.                         --   $   17,374,666
--------------------------------------------------------------------------
JANUS GLOBAL TECHNOLOGY FUND
Yipes Communication Group, Inc.                        --   $            0
--------------------------------------------------------------------------
JANUS GLOBAL OPPORTUNITIES FUND
Pfeiffer Vacuum Technology A.G                         --   $    8,167,513
--------------------------------------------------------------------------
JANUS OVERSEAS FUND
TI Automotive, Ltd.                                    --   $            0
--------------------------------------------------------------------------
JANUS SPECIAL EQUITY FUND
Bally Total Fitness Holding Corp.                      --   $   17,216,200
Kinder Morgan Management LLC(3)                        --       78,054,232
SBS Broadcasting S.A                                   --       58,861,897
--------------------------------------------------------------------------
                                                       --   $  154,132,329
--------------------------------------------------------------------------
JANUS MID CAP VALUE FUND
Iona Technologies (ADR)                                --               --
--------------------------------------------------------------------------

(1)  Cardinal Health, Inc. acquired Syncor International Corp., effective
     1/2/03.
(2) Gart Sports Co. acquired Sports Authority, Inc. and changed their name to Sports Authority, Inc. 8/5/03.
(3) Adjusted for 1.881% for 1 stock split 1/29/03 and 1.849%, 1 stock split 4/28/03, 1.714% for 1 stock split 7/29/03 and 1.684% for 1 stock split 10/29/03

150  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           Purchases                    Sales               Realized       Dividend     Market Value
                                     Shares         Cost        Shares         Cost        Gain/(Loss)      Income      at 10/31/03
------------------------------------------------------------------------------------------------------------------------------------
JANUS SMALL CAP VALUE FUND
A. Schulman, Inc.                   1,200,000   $ 19,498,650          --             --             --   $    715,500   $ 43,677,000
A.O. Smith Corp.                           --             --     391,500   $  6,778,740   $  6,218,149        745,500     44,310,000
Advanced Digital Information Corp.         --             --   3,600,000     40,014,194     (2,358,867)            --             --
Asyst Technologies, Inc.                   --             --   2,700,000     38,980,005    (16,165,351)            --             --
Brandywine Realty Trust, Inc.              --             --          --             --             --      1,584,000     45,612,000
Briggs & Stratton Corp.                    --             --     935,000     34,374,308     16,933,513        579,238     19,177,950
C-COR.net Corp.                            --             --   3,300,000     31,575,317     (7,974,624)            --             --
Covansys Corp.                             --             --     194,444      3,848,152     (1,860,401)            --     18,839,080
Dycom Industries, Inc.                     --             --   2,300,000     35,391,230     10,931,926             --     30,254,000
EMCOR Group, Inc.                   1,042,300     38,446,906          --             --             --             --     39,284,287
Federal Signal Co.                         --             --   2,950,000     52,999,885     (7,653,880)     1,040,000             --
Greater Bay Bancorp                        --             --   2,050,000     51,662,897     (4,067,031)       492,750     17,524,000
Home Properties, Inc.(1)                   --             --     169,000      4,894,654      1,164,579      2,035,570     62,793,500
Horace Mann Educators Corp.                --             --          --             --             --        577,500     36,437,500
InFocus Corp.                              --             --   2,200,000     34,520,137    (24,608,199)            --             --
Integrated Silicon Solutions, Inc.         --             --   1,815,050     23,651,410    (10,186,969)            --             --
Joy Global, Inc.                           --             --     346,400      6,675,836       (130,826)            --     65,825,616
Kaydon Corp.                               --             --     760,000     18,325,455       (336,518)       624,000     43,736,800
La-Z-Boy, Inc.                             --             --     750,000     12,539,601      4,287,733        605,000     53,530,000
Manitowac Company, Inc.                    --             --   1,697,400     37,489,277     (2,833,687)            --      2,226,420
Pinnacle Systems, Inc.              3,400,000     29,525,856          --             --             --             --     23,630,000
Province Healthcare Co.                    --             --     188,700      4,328,809     (1,907,382)            --     33,110,508
REMEC, Inc.                                --             --   3,638,680     31,709,834       (400,497)            --             --
Seacoast Financial Services Corp.          --             --          --             --             --        500,000     51,220,000
Silicon Storage Technology, Inc.           --             --   5,500,000     37,340,806      4,289,349             --             --
SonicWALL, Inc.                            --             --   2,300,000     18,278,610     (6,382,794)            --     13,770,000
Spherion Corp.                        250,000      2,042,474     200,000      3,941,065     (2,486,295)            --     37,845,000
Standard Pacific Corp.                     --             --     510,000     11,819,778      6,960,847        259,200     61,726,500
Stone Energy Corp.                         --             --   1,440,900     50,980,358      6,593,662             --             --
Stratex Networks, Inc                      --             --   1,067,500      9,965,090     (4,998,179)            --     12,480,000
Susquehanna Bancshares, Inc.           59,150      1,365,515          --             --             --      1,376,332     53,857,500
Texas Industries, Inc.                     --             --          --             --             --        168,750     30,566,250
Too, Inc.                           1,860,000     31,005,221          --             --             --             --     30,690,000
Wabash National Corp.                      --             --   2,100,000     24,516,395      4,022,622             --             --
Wolverine World Wide, Inc.                 --             --     150,000      2,139,261        850,982        330,891     57,733,620
------------------------------------------------------------------------------------------------------------------------------------
                                                $121,884,622               $628,741,104   $(32,098,138)  $ 11,634,231   $929,857,531
------------------------------------------------------------------------------------------------------------------------------------

(1) Name change from Home Properties of New York, Inc. to Home Properties, Inc. effective 10/17/03.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                       Janus Equity Funds  October 31, 2003  151

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Special Equity Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. Each of the Funds are classified as diversified as defined in the 1940 Act, with the exception of Janus Orion Fund, Janus Twenty Fund, Janus Global Technology Fund, Janus Global Opportunities Fund and Janus Special Equity Fund, which are classified as nondiversified. The Funds are no-load investments.

On April 21, 2003, Berger Small Cap Value Fund and Berger Mid Cap Value Fund (collectively the "Reorganizing Funds") participated in a tax-free reorganization with Janus Small Cap Value Fund and Janus Mid Cap Value Fund, respectively (collectively the "Value Funds"). Both the Reorganizing Funds and the Value Funds have Investor and Institutional Shares. The plan of reorganization provided for the transfer for assets and liabilities of the Reorganizing Funds to the Value Funds. The Value Funds were created to serve as "shells" for the transfer of net assets of the Reorganizing Funds. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to April 30, 2003 are the financial highlights of the Reorganizing Funds. Subsequent to the reorganization, the Value Funds changed their fiscal year end from September 30 to April 30 and then to October 31.

Prior to April 21, 2003 Berger Mid Cap Value Fund was a series established under the Berger Investment Portfolio Trust, a Delaware business trust. Berger Small Cap Value Fund was the only portfolio established under the Berger Omni Investment Trust, a Massachusetts business trust. Berger Mid Cap Value Fund and Berger Small Cap Value Fund offered two separate classes of shares; Investor Shares and Institutional Shares. All classes of each fund had identical rights to earnings, assets and voting privileges. Effective March 31, 2000, both classes of Berger Small Cap Value Fund were closed to new investors. Berger Mid Cap Value Fund - Institutional Shares is also closed to new investors.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000,000 for the Janus Risk-Managed Stock Fund on February 28, 2003.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending

152  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the following Funds had on loan securities as indicated:

                                                                     Value at
Fund                                                            October 31, 2003
--------------------------------------------------------------------------------
GROWTH
Janus Fund                                                        $ 609,851,800
Janus Enterprise Fund                                               133,085,548
Janus Mercury Fund                                                  182,331,679
Janus Olympus Fund                                                  169,664,405
Janus Orion Fund                                                     46,868,301
Janus Twenty Fund                                                   201,318,984
Janus Venture Fund                                                  269,487,435
INTERNATIONAL/GLOBAL
Janus Global Life Sciences Fund                                      68,704,646
Janus Global Technology Fund                                        120,776,833
Janus Global Opportunities Fund(1)                                   10,414,468
Janus Overseas Fund                                                 194,241,033
Janus Worldwide Fund                                                470,689,233
CORE
Janus Balanced Fund                                                 188,389,629
Janus Core Equity Fund                                               24,274,669
Janus Growth and Income Fund                                         68,900,123
Janus Special Equity Fund(2)                                        149,110,949
RISK-MANAGED JANUS
Risk-Managed Stock Fund                                                      --
Value Janus Mid Cap Value Fund(3)                                    84,830,002
Janus Small Cap Value Fund(4)                                       271,240,755
--------------------------------------------------------------------------------
(1) Effective December 5, 2003, Janus Global Value Fund changed its name to Janus Global Opportunities Fund.
(2)  Formerly named Janus Strategic Value Fund.
(3)  Berger Mid Cap Value Fund prior to reorganization (Note 1).
(4)  Berger Small Cap Value Fund prior to reorganization (Note 1).

As of October 31, 2003, Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Special Equity Fund, Janus Mid Cap Value Fund, and Janus Small Cap Value Fund received cash collateral of $623,605,876, $136,169,086, $186,956,777, $173,948,700,
$48,023,355, $206,517,255, $276,318,443, $70,422,867, $125,279,011, $10,889,211,
$202,950,480, $490,602,437, $192,861,044, $24,877,791, $70,728,098,
$153,752,368, $86,923,107 and $278,204,207, respectively, in accordance with securities lending activity. All cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio, except for the Janus Fund which invested $16,136,969 in a Letter of Credit, the Janus Venture Fund which invested $154,787 in U.S Treasury Bonds/Notes and $175,081 in a Letter of Credit and the Janus Overseas Fund which invested $7,265,702 in Foreign Bonds. During the fiscal period ended October 31, 2003, there were no such securities lending agreements for Janus Risk-Managed Stock Fund. The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured.

During the fiscal year ended October 31, 2003, Janus Fund, Janus Enterprise Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Growth and Income Fund and Janus Special Equity Fund borrowed cash at a weighted average rate ranging from 1.275% to 1.394% and interest expense amounted to $32,585, $547, $207, $2,694, $7,505, $1,976,
$10,480 and $581, respectively. During the fiscal period or year ended October 31, 2003, Janus Twenty Fund, Janus Worldwide Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund lent cash at a weighted average rate ranging from 1.275% to 1.394% and interest income amounted $28,257, $14,311, $713 and $7,001, respectively. Interest expense and interest income are included on the Statement of Operations. As of October 31, 2003, there were no outstanding borrowing or lending arrangements for the Funds. There was no such borrowing or lending by Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Balanced Fund, Janus Core Equity Fund or Janus Risk-Managed Stock Fund during the fiscal period or year ended October 31, 2003.

FORWARD CURRENCY TRANSACTIONS
The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

                                       Janus Equity Funds  October 31, 2003  153

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

FUTURES CONTRACTS
The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, Janus Risk-Managed Stock Fund may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

OPTIONS CONTRACTS
The Funds may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings. In addition, Janus Risk-Managed Fund may use options contracts to gain exposure to the stock market for the pending investment of cash balances or to meet liquidity needs.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations. Janus Global Life Sciences Fund had $6,450,500 realized losses for written options during the fiscal year ended October 31, 2003.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the fiscal year ended October 31, 2003 was as follows:

                                                       Number          Amount
Call Options                                        of Options      of Premiums
--------------------------------------------------------------------------------
JANUS GLOBAL LIFE SCIENCES FUND
Options outstanding at October 31, 2002                     --               --
Options written                                          9,678     $  1,795,917
Options closed or expired                               (9,678)     (1,795,917)
Options exercised                                           --               --
Options outstanding at October 31, 2003                     --               --
--------------------------------------------------------------------------------

SHORT SALES
Each Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Each Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that a Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. During the fiscal year ended October 31,

154  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003, Janus Global Life Sciences participated in short sales. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs). A Fund's perfomance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for Janus Balanced and Janus Growth and Income Funds are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends and capital gains (if any) annually. Each of the Funds bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreements with the Funds spell out the fees that the Funds must pay for the period. Each of the Funds' management fee is equal to 0.65% of average daily net assets, except for Janus Small Cap Value Fund. The management fee for Janus Small Cap Value Fund is 0.75% of average daily net assets. The advisory fee is calculated daily and paid monthly.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to Janus Risk-Managed Stock Fund. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the fund.

Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to Janus Mid Cap Value Fund and Janus Small Cap Value Fund. As compensation for its services, Perkins receives directly from each Value Fund a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Capital has voluntarily agreed to waive its management fees for Janus Risk-Managed Stock Fund. This amount is reflected in the Statement of Operations as Excess Expense Reimbursement.

Prior to April 21, 2003, Berger Financial Group LLC ("Berger") served as investment adviser to Berger Mid Cap Value Fund and Berger Small Cap Value Fund pursuant to agreements that provided for an investment advisory fee to be paid to Berger according to the following schedule:

                                       Janus Equity Funds  October 31, 2003  155

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

                                        Average Daily
Fund                                    Net Assets                   Annual Rate
--------------------------------------------------------------------------------
Berger Mid Cap Value Fund               First $500 million              .75%
                                        Next $500 million               .70%
                                        Over $1 billion                 .65%
--------------------------------------------------------------------------------
Berger Small Cap Value Fund             First $500 million              .85%
                                        Next $500 million               .80%
                                        Over $1 billion                 .75%
--------------------------------------------------------------------------------

Berger had agreed to reimburse Berger Mid Cap Value Institutional Shares to the extent that the class specific transfer agency and registration fees, in aggregate, exceeded .25% of the average daily net assets of the class in any fiscal year.

The Funds had entered into administrative services agreements with Berger. Berger provided administrative services to the Funds at no cost.

Berger Mid Cap Value Fund Investor Shares and Berger Small Cap Value Fund Investor Shares had adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The Plans provided for the payment to Berger of a 12b-1 fee of .25% per annum of Berger Mid Cap Value Fund's Investor Shares average daily net assets and Berger Small Cap Value Fund's Investor Shares average daily net assets. The Plans provided that such payments would be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds. During the period in which Berger Small Cap Value Fund Investor Shares was closed, Berger reduced the 12b-1 fee payable by Berger Small Cap Value Fund Investor Shares by the amount of such fee that was not utilized by Berger to provide, or to compensate third party administrators or other companies for providing, shareholder services in connection with the distribution of shares. Berger voluntarily waived fees associated with 12b-1 for the period April 1, 2003 through April 17, 2003.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund for providing or procuring recordkeeping, subaccounting and other administrative services to the investors.

Each of the Funds pays Janus Services an asset-weighted average annual fee based on the proportion of each of the Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account (excluding Janus Twenty Fund, Janus Venture Fund, Janus Small Cap Value Fund and Janus Mid Cap Value Fund - Institutional Shares) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

By written agreement, Janus Services has agreed until July 1, 2004 to waive the transfer agency fee payable by the Institutional Shares of the Value Funds so that the total expenses of the Institutional Shares do not exceed the total expenses of the Institutional Shares of Berger Mid Cap Value Fund and Berger Small Cap Value Fund, which were .82% and .78%, respectively, as of September 30, 2002.

A 1.00% redemption fee may be imposed on shares of Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund, Janus Worldwide Fund and Janus Risk-Managed Stock Fund held for three months or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Overseas Fund, Janus Worldwide Fund and Janus Risk-Managed Stock Fund were $43,533, $101,823, $81,330, $142,225, $170,048 and $31,839, respectively for the fiscal year ended October 31, 2003. The redemption fee will increase to 2.00%, effective March 1, 2004.

During the fiscal year ended October 31, 2003, Janus Capital reimbursed Janus Venture Fund, Janus Overseas Fund and Janus Worldwide Fund for certain trading and valuation errors, the amounts of which were insignificant.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

Prior to April 21, 2003, certain officers and/or directors/trustees of Berger were also officers and/or directors/trustees of the Funds. Directors/Trustees who were not affiliated with Berger were compensated for their services. Such fees were allocated among the entire Berger Funds complex.

The Berger Investment Portfolio Trust and the Berger Omni Investment Trust had adopted a director/trustee fee deferral plan ( the "Plan") which allowed the non-affiliated directors/trustees to defer the receipt of all or a portion of the directors'/trustees' fees payable. The deferred fees were invested in various funds advised by Berger until distribution in accordance with the Plan. As of October 31, 2003, the Plan has been terminated.

Prior to April 21, 2003, Berger Mid Cap Value Fund and Berger Small Cap Value Fund were party to an ongoing agreement with State Street Bank and Trust Company ("State Street Bank") that allowed the Funds managed by Berger, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, was charged to the Fund that executed the borrowing. In addition, the unsecured line of credit required

156  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

a quarterly payment of a commitment fee by the Funds based on the average daily unused portion of the line of credit. Effective April 21, 2003, Janus Mid Cap Value Fund and Small Cap Value Fund are no longer party to a borrowing agreement with State Street Bank.

The Funds' expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Funds for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year or period ended October 31, 2003, are noted below.

                                         DST Securities,
                                              Inc.         Fund
                                          Commissions     Expense       DST
Fund                                          Paid       Reduction  Systems Cost
--------------------------------------------------------------------------------
GROWTH
Janus Fund                                 $   56,202   $   42,162   $3,155,964
Janus Enterprise Fund                           3,844        2,884    1,008,164
Janus Mercury Fund                            145,246      108,962    2,053,692
Janus Olympus Fund                             18,453       13,843    1,361,433
Janus Orion Fund                                6,000        4,501      409,578
Janus Twenty Fund                              19,206       14,408    2,230,530
Janus Venture Fund                                 --           --      315,979
INTERNATIONAL/GLOBAL
Janus Global Life Sciences Fund                40,200       30,158      721,130
Janus Global Technology Fund                    4,215        3,162    1,116,497
Janus Global Opportunities Fund(1)                464          348      103,070
Janus Overseas Fund                            13,600       10,203      345,978
Janus Worldwide Fund                          143,086      107,341    1,685,328
CORE
Janus Balanced Fund                            64,655       48,503      384,665
Janus Core Equity Fund                         13,394       10,048      278,421
Janus Growth and Income Fund                  108,981       81,756    1,267,340
Janus Special Equity Fund(2)                   26,526       19,899    1,175,318
RISK-MANAGED
Janus Risk-Managed Stock Fund(3)                   --           --       15,218
VALUE
Janus Mid Cap Value Fund(4)(5)                     --           --       49,350
Janus Small Cap Value Fund(5)(6)                   --           --       79,552
--------------------------------------------------------------------------------
(1) Effective December 5, 2003, Janus Global Value Fund changed its name to Janus Global Opportunities Fund.
(2)  Formerly named Janus Strategic Value Fund.
(3) Period February 28, 2003 (commencment of investment operations) to October 31, 2003.
(4) Effective April 21, 2003, Berger Mid Cap Value Fund was reorganized into Janus Mid Cap Value Fund.
(5)  Period May 1, 2003 to October 31, 2003.
(6) Effective April 21, 2003, Berger Small Cap Value Fund was reorganized into Janus Small Cap Value Fund.

                                       Janus Equity Funds  October 31, 2003  157

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal period or year ended October 31, 2003, the following Funds recorded distributions from affiliated investment companies as dividend income, and had the following affiliated purchases and sales:

                                            Purchases          Sales          Dividend       Market Value
                                           Shares/Cost      Shares/Cost        Income         at 10/31/03
----------------------------------------------------------------------------------------------------------
JANUS MONEY MARKET FUND
Janus Mercury Fund                       $  445,000,000   $  445,000,000   $       13,221               --
Janus Olympus Fund                          130,000,000      130,000,000            3,455               --
Janus Twenty Fund                         1,979,000,000    1,979,000,000           59,392               --
Janus Global Technology Fund                 40,000,000       40,000,000            1,063               --
Janus Worldwide Fund                        960,000,000      960,000,000           25,063               --
Janus Balanced Fund                         511,000,000      511,000,000           15,483               --
Janus Growth and Income Fund                175,000,000      175,000,000            6,377               --
----------------------------------------------------------------------------------------------------------
                                         $4,240,000,000   $4,240,000,000   $      124,054               --
----------------------------------------------------------------------------------------------------------
JANUS INSTITUTIONAL CASH RESERVES FUND
Janus Olympus Fund                       $  130,000,000   $  130,000,000   $        3,775               --
Janus Twenty Fund                         2,216,000,000    2,441,000,000          492,923   $  100,000,000
Janus Worldwide Fund                        400,000,000      400,000,000           61,932               --
Janus Balanced Fund                         275,000,000      275,000,000            9,144               --
Janus Growth and Income Fund                 50,000,000       50,000,000            1,822               --
Janus Mid Cap Value Fund(1)                  70,000,000       70,000,000            2,033               --
----------------------------------------------------------------------------------------------------------
                                         $3,141,000,000   $3,366,000,000   $      571,629   $  100,000,000
----------------------------------------------------------------------------------------------------------
JANUS GOVERNMENT MONEY MARKET FUND
Janus Twenty Fund                        $   50,000,000   $   50,000,000   $        1,740               --
----------------------------------------------------------------------------------------------------------

(1)  Berger Mid Cap Value Fund prior to the reorganization (Note 1).

158  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2011.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                    Undistributed  Undistributed                        Other Book          Net Tax
                                       Ordinary      Long-Term       Accumulated          to Tax         Appreciation/
Fund                                    Income          Gains      Capital Losses       Differences     (Depreciation)
----------------------------------------------------------------------------------------------------------------------
GROWTH
Janus Fund                                      --           --   $(10,310,874,184)   $         (99)   $ 4,439,095,930
Janus Enterprise Fund                           --           --     (4,703,074,190)               --       385,845,959
Janus Mercury Fund                              --           --     (6,995,773,272)        (464,300)       962,890,037
Janus Olympus Fund                              --           --     (2,168,343,932)          (2,882)       443,360,922
Janus Orion Fund                                --           --       (693,693,615)         (95,029)        99,424,120
Janus Twenty Fund                    $  45,181,563           --     (4,769,005,012)               --     1,352,663,740
Janus Venture Fund                              --           --       (301,800,002)               --       348,021,526
INTERNATIONAL/GLOBAL
Janus Global Life Sciences Fund                 --           --     (1,233,439,542)           14,429       237,106,220
Janus Global Technology Fund                    --           --     (2,939,685,570)        (518,059)       412,134,370
Janus Global Opportunities Fund(1)         382,168           --        (36,476,008)         (30,686)        29,220,402
Janus Overseas Fund                     30,269,567           --     (1,702,627,841)        (212,097)       546,926,813
Janus Worldwide Fund                   102,304,753           --     (7,853,304,795)          215,561     1,546,142,487
CORE
Janus Balanced Fund                      9,178,854           --       (631,092,022)         (42,940)       307,674,910
Janus Core Equity Fund                   2,116,001           --       (228,581,826)         (18,011)        91,567,343
Janus Growth and Income Fund             5,306,549           --     (1,277,234,731)           15,532       530,964,888
Janus Special Equity Fund(2)                    --           --       (648,102,112)      (1,198,171)       373,753,193
RISK-MANAGED
Janus Risk-Managed Stock Fund(3)         1,752,790   $  302,939                  --               --         8,642,457
VALUE
Janus Mid Cap Value Fund(4)(6)           6,258,540           --         (8,977,673)               --        252,995,061
Janus Small Cap Value Fund(5)(6)        16,699,076           --       (117,418,807)               --        535,334,610
----------------------------------------------------------------------------------------------------------------------

(1) Effective December 5, 2003, Janus Global Value Fund changed its name to Janus Global Opportunities Fund.
(2)  Formerly named Janus Strategic Value Fund.
(3)  Fiscal period from February 28, 2003 (inception) to October 31, 2003.
(4) Effective April 21, 2003, Berger Mid Cap Value Fund was reorganized into Janus Mid Cap Value Fund.
(5) Effective April 21, 2003, Berger Small Cap Value Fund was reorganized into Janus Small Cap Value Fund.
(6) During the reporting period, Janus Mid Cap Value and Janus Small Cap Value had tax years ended September 30, 2003 and October 31,2003.

                                       Janus Equity Funds  October 31, 2003  159

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The table below shows the portion of the capital loss carryover acquired in the reorganizations described in Note 5. These capital loss carryovers may be subject to annual limitations under applicable tax laws and may expire unutilized. The portion of each carryforward which will not be available for use due to these limitations has been reclassified to paid-in capital. During the period ended October 31, 2003, the following acquired capital loss carryovers were utilized.

                                                                  Loss Used in
                               Capital Loss    Loss Unavailable   Period Ended
Fund                        Carryover Acquired     for Use      October 31, 2003
--------------------------------------------------------------------------------
GROWTH
Janus Fund                     $(278,276,643)   $(208,076,084)              --
Janus Enterprise Fund           (584,746,455)    (557,046,441)              --
Janus Olympus Fund              (638,373,142)    (465,893,279)   $  26,728,908
Janus Venture Fund              (683,740,129)    (561,811,487)      33,863,134
INTERNATIONAL/GLOBAL
Janus Global Technology Fund     (46,751,699)     (46,751,699)              --
Janus Overseas Fund               (4,144,122)        (669,613)              --
CORE
Janus Balanced Fund              (34,536,423)     (18,148,854)              --
Janus Growth and Income Fund    (179,001,275)    (116,208,007)              --
Janus Special Equity Fund(1)    (381,679,249)    (247,890,745)              --
--------------------------------------------------------------------------------
(1)  Formerly named Janus Strategic Value Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                       Federal Tax        Unrealized        Unrealized
Fund                                       Cost          Appreciation     (Depreciation)
-----------------------------------------------------------------------------------------
GROWTH
Janus Fund                           $13,733,219,154   $ 5,351,909,289   $  (912,813,359)
Janus Enterprise Fund                  1,671,758,112       455,128,383       (69,282,424)
Janus Mercury Fund                     4,510,691,868     1,143,973,455      (181,083,418)
Janus Olympus Fund                     2,492,160,966       491,220,226       (47,859,304)
Janus Orion Fund                         463,180,098       103,759,274        (4,335,154)
Janus Twenty Fund                      8,579,969,095     1,562,309,500      (209,645,760)
Janus Venture Fund                     1,312,172,108       389,819,274       (41,797,748)
INTERNATIONAL/GLOBAL
Janus Global Life Sciences Fund        1,101,128,434       261,432,609       (24,326,389)
Janus Global Technology Fund           1,359,582,780       502,991,042       (90,856,672)
Janus Global Opportunities Fund(1)       121,655,853        31,683,545        (2,463,143)
Janus Overseas Fund                    2,492,567,548       578,595,071       (31,668,258)
Janus Worldwide Fund                  10,362,028,915     1,719,681,881      (173,539,394)
CORE
Janus Balanced Fund                    3,795,402,230       376,677,241       (69,002,331)
Janus Core Equity Fund                   643,326,078       107,528,625       (15,961,282)
Janus Growth and Income Fund           5,531,156,397       856,477,574      (325,512,686)
Janus Special Equity Fund(2)           2,285,522,344       549,052,683      (175,299,490)
RISK-MANAGED
Janus Risk-Managed Stock Fund(3)          81,359,966         9,608,298          (965,841)
VALUE
Janus Mid Cap Value Fund(4)            1,648,844,927       267,989,452       (14,994,391)
Janus Small Cap Value Fund(5)          2,868,123,211       613,659,485       (78,324,875)
-----------------------------------------------------------------------------------------

(1) Effective December 5, 2003, Janus Global Value Fund changed its name to Janus Global Opportunities Fund.
(2)  Formerly named Janus Strategic Value Fund.
(3)  Fiscal period from February 28, 2003 (inception) to October 31, 2003.
(4) Effective April 21, 2003, Berger Mid Cap Value Fund was reorganized into Janus Mid Cap Value Fund.
(5) Effective April 21, 2003, Berger Small Cap Value Fund was reorganized into Janus Small Cap Value Fund.

160  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal period or                           Distributions
year ended October 31, 2003         --------------------------------------------
                                    From Ordinary  From Long-Term  Tax Return of  Net Investment
Fund                                    Income     Capital Gains      Capital           Loss
------------------------------------------------------------------------------------------------
GROWTH
Janus Fund                                     --             --             --    $(26,922,643)
Janus Enterprise Fund                          --             --             --      (7,943,759)
Janus Mercury Fund                             --             --             --     (15,859,080)
Janus Olympus Fund                             --             --             --      (3,312,608)
Janus Orion Fund                               --             --             --      (1,840,000)
Janus Twenty Fund                    $ 70,145,941             --             --               --
Janus Venture Fund                             --             --             --      (6,581,340)
INTERNATIONAL/GLOBAL
Janus Global Life Sciences Fund                --             --             --      (3,594,758)
Janus Global Technology Fund                   --             --             --      (3,857,221)
Janus Global Opportunities Fund(1)        641,156             --             --               --
Janus Overseas Fund                    33,135,335             --             --               --
Janus Worldwide Fund                  122,639,451             --             --               --
CORE
Janus Balanced Fund                    86,844,596             --             --               --
Janus Core Equity Fund                  5,303,493             --             --               --
Janus Growth and Income Fund           41,245,031             --             --               --
Janus Special Equity Fund(2)              594,782             --   $    454,850      (3,785,458)
RISK-MANAGED
Janus Risk-Managed Stock Fund(3)               --             --             --               --
VALUE
Janus Mid Cap Value Fund(4)                    --             --             --               --
Janus Small Cap Value Fund(5)                  --             --             --               --
------------------------------------------------------------------------------------------------

(1) Effective December 5, 2003, Janus Global Value Fund changed its name to Janus Global Opportunities Fund.
(2)  Formerly named Janus Strategic Value Fund.
(3)  Fiscal period from February 28, 2003 (inception) to October 31, 2003.
(4)  Formerly named Berger Mid Cap Value Fund prior to reorganization (Note 1).
(5)  Formerly named Berger Small Cap Value Fund prior to reorganization (Note
     1).

For the fiscal period or                           Distributions
year ended October 31, 2002         --------------------------------------------
                                    From Ordinary  From Long-Term  Tax Return of  Net Investment
Fund                                    Income     Capital Gains      Capital           Loss
------------------------------------------------------------------------------------------------
GROWTH
Janus Fund                                     --             --             --    $(51,967,449)
Janus Enterprise Fund                          --             --             --      (10,938,190
Janus Mercury Fund                   $ 17,961,490             --             --      (5,224,249)
Janus Olympus Fund                     13,410,712             --             --      (3,686,253)
Janus Orion Fund                               --             --             --      (1,730,302)
Janus Twenty Fund                     131,262,301             --             --               --
Janus Venture Fund                             --             --             --      (7,258,643)
INTERNATIONAL/GLOBAL
Janus Global Life Sciences Fund                --             --             --      (8,130,926)
Janus Global Technology Fund                   --             --             --      (1,341,108)
Janus Global Opportunities Fund(1)        161,371   $     58,410             --               --
Janus Overseas Fund                    26,692,971             --             --               --
Janus Worldwide Fund                    6,067,055             --             --               --
CORE
Janus Balanced Fund                   102,836,430             --             --               --
Janus Core Equity Fund                  4,034,603             --             --               --
Janus Growth and Income Fund           49,458,623             --             --               --
Janus Special Equity Fund(2)            5,453,841             --             --               --
------------------------------------------------------------------------------------------------

(1) Effective December 5, 2003, Janus Global Value Fund changed its name to Janus Global Opportunities Fund.
(2)  Formerly named Janus Strategic Value Fund.

                                       Janus Equity Funds  October 31, 2003  161

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.   EXPENSES

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the Funds.

5.   FUND ACQUISITIONS AND FUND REORGANIZATIONS

On February 28, 2003, Janus Strategic Value Fund acquired all of the net assets of Janus Special Situations Fund pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The surviving fund was renamed Janus Special Equity Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Strategic Value Fund in the amount of 81,028,554 shares (valued at $557,486,805) for the 54,590,330 shares of Janus Special Situations Fund, including $140,074,941 of unrealized depreciation. The aggregate net assets of Janus Strategic Value Fund and Janus Special Situations Fund immediately before the reorganization were $1,193,280,706 and $557,486,805, respectively. The aggregate net assets immediately after the reorganization were $1,750,767,511.

On February 28, 2003, Janus Fund acquired all of the net assets of Janus Fund 2 pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Fund in the amount of 11,634,716 shares (valued at $199,285,954) for the 40,874,216 shares of Janus Fund 2, including $6,174,361 of unrealized depreciation. The aggregate net assets of Janus Fund and Janus Fund 2 immediately before the reorganization were $14,357,492,480 and $199,285,954, respectively. The aggregate net assets immediately after the reorganization were $14,556,778,434.

Effective April 21, 2003, Berger Mid Cap Value Fund and Berger Small Cap Value Fund participated in a tax-free reorganization with Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively. The plan of the reorganization provided for the transfer of assets and liabilities of Berger Mid Cap Value Fund
- Investor Shares and Institutional Shares and Berger Small Cap Value Fund - Investor Shares and Institutional Shares to Janus Mid Cap Value Fund - Investor Shares and Institutional Shares and Janus Small Cap Value Fund - Investor Shares and Institutional Shares, respectively. Berger Mid Cap Value Fund transferred net assets from the Investor Shares and Institutional Shares of $999,637,409 and $167,938,260, respectively, to the Janus Mid Cap Value Fund - Investor Shares and Institutional Shares. Berger Small Cap Value Fund transferred net assets from the Investor Shares and Institutional Shares of $1,450,910,876 and $1,254,131,731, respectively, to the Janus Small Cap Value Fund - Investor Shares and Institutional Shares. Berger Mid Cap Value Fund transferred shares outstanding from the Investor Shares and Institutional Shares of 67,934,303 and 11,381,242, respectively, to the Janus Mid Cap Value Fund - Investor Shares and Institutional Shares. Berger Small Cap Value Fund transferred shares outstanding from the Investor Shares and Institutional Shares of 64,628,505 and 55,566,402, respectively, to the Janus Small Cap Value Fund - Investor Shares and Institutional Shares. Janus Capital incurred the costs associated with the reorganization.

On April 21, 2003, certain Funds, as listed below (each an "Acquiring Fund"), acquired all of the assets and liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Funds are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganizations. Net assets and unrealized appreciation/ depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                        Acquired        Net Assets
                                                                   Acquiring Fund    Acquired Fund  Fund Unrealized       After
Acquiring Fund                 Acquired Fund                         Net Assets        Net Assets         AP/DP       Reorganization
------------------------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund            Berger Balanced Fund                $3,961,835,730   $   47,442,947   $      494,302   $4,009,278,677
Janus Enterprise Fund          Berger Mid Cap Growth Fund           1,606,910,637       80,137,216        4,503,128    1,687,047,853
Janus Global Technology Fund   Berger Information Technology Fund   1,196,479,094       22,321,938     (14,193,727)    1,218,801,032
Janus Growth and Income Fund   Berger Large Cap Growth Fund         5,465,100,099      181,668,590        3,394,147    5,646,768,689
Janus Olympus Fund             Berger Growth Fund                   2,070,023,348      454,628,789       15,490,967    2,524,652,137
Janus Overseas Fund            Berger International Fund            2,735,169,004        8,888,573          222,070    2,744,057,577
Janus Venture Fund             Berger Small Company Growth Fund       710,726,618      273,865,379       27,072,956      984,591,997
------------------------------------------------------------------------------------------------------------------------------------

Acquiring Fund                 Acquired Fund                           Shares Acquired   Shares issued in Acquisition
------------------------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund            Berger Balanced Fund                        4,601,151              2,614,342
Janus Enterprise Fund          Berger Mid Cap Growth Fund                 10,093,435              3,351,814
Janus Global Technology Fund   Berger Information Technology Fund          5,344,779              2,974,555
Janus Growth and Income Fund   Berger Large Cap Growth Fund               24,222,155              7,558,594
Janus Olympus Fund             Berger Growth Fund                         83,936,348             21,445,522
Janus Overseas Fund            Berger International Fund                   1,335,727                629,726
Janus Venture Fund             Berger Small Company Growth Fund          166,219,003              8,536,017
------------------------------------------------------------------------------------------------------------------------------------

162  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   CAPITAL SHARE TRANSACTIONS

                                                                                       Janus                       Janus
For the fiscal year ended October 31                       Janus                     Enterprise                   Mercury
(all numbers in thousands)                                  Fund                        Fund                        Fund
                                                      2003          2002          2003          2002          2003          2002
----------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                         74,063        74,515        17,703        24,669        84,810       109,513
  Shares issued in connection with Acquisition*       11,635           N/A         3,352           N/A           N/A           N/A
  Reinvested distributions                                --            --            --            --            --           823
----------------------------------------------------------------------------------------------------------------------------------
Total                                                 85,698        74,515        21,055        24,669        84,810       110,336
----------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                               (199,320)     (250,492)      (38,066)      (47,327)     (131,121)     (186,075)
Net Increase/(Decrease) in Fund Shares             (113,622)     (175,977)      (17,011)      (22,658)      (46,311)      (75,739)
Shares Outstanding, Beginning of Period              887,397     1,063,374        80,862       103,520       337,485       413,224
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                    773,775       887,397        63,851        80,862       291,174       337,485
----------------------------------------------------------------------------------------------------------------------------------

                                                           Janus
For the fiscal year ended October 31                      Olympus
(all numbers in thousands)                                  Fund
                                                      2003          2002
--------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                         10,684        11,519
  Shares issued in connection with Acquisition*       21,446           N/A
  Reinvested distributions                                --           483
--------------------------------------------------------------------------
Total                                                 32,130        12,002
--------------------------------------------------------------------------
  Shares Repurchased                                (25,893)      (33,339)
Net Increase/(Decrease) in Fund Shares                 6,237      (21,337)
Shares Outstanding, Beginning of Period              103,706       125,043
--------------------------------------------------------------------------
Shares Outstanding, End of Period                    109,943       103,706
--------------------------------------------------------------------------

                                                           Janus                       Janus                       Janus
For the fiscal year ended October 31                       Orion                       Twenty                     Venture
(all numbers in thousands)                                  Fund                        Fund                        Fund
                                                      2003          2002          2003          2002          2003          2002
----------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                         26,050        39,222        22,587        28,005         1,354           964
  Shares issued in connection with Acquisition*          N/A           N/A           N/A           N/A         8,536           N/A
  Reinvested distributions                                --            --         2,336         3,353            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total                                                 26,050        39,222        24,923        31,358         9,890           964
----------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                (32,386)      (57,511)      (68,250)      (95,696)       (4,682)       (4,310)
Net Increase/(Decrease) in Fund Shares               (6,336)      (18,289)      (43,327)      (64,338)         5,208       (3,346)
Shares Outstanding, Beginning of Period               97,371       115,660       331,692       396,030        23,940        27,286
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                     91,035        97,371       288,365       331,692        29,148        23,940
----------------------------------------------------------------------------------------------------------------------------------

                                                           Janus
For the fiscal year ended October 31                Global Life Sciences
(all numbers in thousands)                                  Fund
                                                      2003          2002
--------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                          4,862         8,508
  Shares issued in connection with Acquisition*          N/A           N/A
  Reinvested distributions                                --            --
--------------------------------------------------------------------------
Total                                                  4,862         8,508
--------------------------------------------------------------------------
  Shares Repurchased                                (26,780)      (42,472)
Net Increase/(Decrease) in Fund Shares              (21,918)      (33,964)
Shares Outstanding, Beginning of Period              108,435       142,399
--------------------------------------------------------------------------
Shares Outstanding, End of Period                     86,517       108,435
--------------------------------------------------------------------------

                                                           Janus                       Janus                       Janus
For the fiscal year ended October 31                  Global Technology         Global Opportunities              Overseas
(all numbers in thousands)                                  Fund                       Fund(1)                      Fund
                                                      2003          2002          2003          2002          2003          2002
----------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                         25,586        27,696        11,999        51,756       205,329       249,524
  Shares issued in connection with Acquisition*        2,975           N/A           N/A           N/A           630           N/A
  Reinvested distributions                                --            --            69            21         2,044         1,309
----------------------------------------------------------------------------------------------------------------------------------
Total                                                 28,561        27,696        12,068        51,777       208,003       250,833
----------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                (38,660)      (69,184)      (16,991)      (41,086)     (273,887)     (311,336)
Net Increase/(Decrease) in Fund Shares              (10,099)      (41,488)       (4,923)        10,691      (65,884)      (60,503)
Shares Outstanding, Beginning of Period              168,673       210,161        17,240         6,549       210,077       270,580
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                    158,574       168,673        12,317        17,240       144,193       210,077
----------------------------------------------------------------------------------------------------------------------------------

                                                           Janus
For the fiscal year ended October 31                     Worldwide
(all numbers in thousands)                                  Fund
                                                      2003          2002
--------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                         63,891        93,344
  Shares issued in connection with Acquisition*          N/A           N/A
  Reinvested distributions                             3,721           140
--------------------------------------------------------------------------
Total                                                 67,612        93,484
--------------------------------------------------------------------------
  Shares Repurchased                               (173,587)     (189,860)
Net Increase/(Decrease) in Fund Shares             (105,975)      (96,376)
Shares Outstanding, Beginning of Period              409,704       506,080
--------------------------------------------------------------------------
Shares Outstanding, End of Period                    303,729       409,704
--------------------------------------------------------------------------

* See Note 5 in Notes to Financial Statements.
(1) Effective December 5, 2003, Janus Global Value Fund changed its name to Janus Global Opportunities Fund.

                                       Janus Equity Funds  October 31, 2003  163

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)


                                                           Janus                       Janus                      Janus
For the fiscal year ended October 31                      Balanced                  Core Equity                Growth and
(all numbers in thousands)                                  Fund                        Fund                   Income Fund
                                                      2003          2002          2003          2002          2003          2002
----------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                         47,490        49,830        10,465        21,099        47,618        56,191
  Shares issued in connection with Acquisition*        2,614           N/A           N/A           N/A         7,559           N/A
  Reinvested distributions                             4,683         5,367           347           221         1,652         1,784
----------------------------------------------------------------------------------------------------------------------------------
Total                                                 54,787        55,197        10,812        21,320        56,829        57,975
----------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                (69,386)      (66,285)      (16,404)      (17,864)      (60,238)      (68,056)
Net Increase/(Decrease) in Fund Shares              (14,599)      (11,088)       (5,592)        3,456        (3,409)      (10,081)
Shares Outstanding, Beginning of Period              217,737       228,825        47,126        43,670       224,803       234,884
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                    203,138       217,737        41,534        47,126       221,394       224,803
----------------------------------------------------------------------------------------------------------------------------------


                                                           Janus                 Janus
For the fiscal year or period ended October 31         Special Equity      Risk-Managed Stock
(all numbers in thousands)                                Fund(1)                 Fund
                                                      2003          2002         2003(2)
---------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                         43,627        31,621         9,181
  Shares issued in connection with Acquisition*       81,029           N/A           N/A
  Reinvested distributions                               143           598            --
---------------------------------------------------------------------------------------------
Total                                                124,799        32,219         9,181
---------------------------------------------------------------------------------------------
  Shares Repurchased                                (59,378)      (78,988)       (2,029)
Net Increase/(Decrease) in Fund Shares                65,421       (46,769)        7,152
Shares Outstanding, Beginning of Period              185,314       232,083            --
---------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                    250,735       185,314         7,152
---------------------------------------------------------------------------------------------


                                                                   Janus                                     Janus
For the fiscal year or period ended October 31                 Mid Cap Value                            Small Cap Value
(all numbers in thousands)                                        Fund(3)                                   Fund(4)
                                                     2003(5)       2003(6)       2002(7)       2003(5)       2003(6)       2002(7)
----------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares
  Shares sold                                         24,740        24,654        66,533         7,889        10,137        37,495
  Reinvested distributions                                --           116           315            --         2,391         4,109
----------------------------------------------------------------------------------------------------------------------------------
Total                                                 24,740        24,770        66,848         7,889        12,528        41,604
----------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                (14,093)      (13,569)      (20,198)      (13,970)      (15,049)      (31,376)
Net Increase/(Decrease) in Fund Shares                10,647        11,201        46,650       (6,081)       (2,521)        10,228
Shares Outstanding, Beginning of Period               68,238        57,037        10,387        64,012        66,533        56,305
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                     78,885        68,238        57,037        57,931        64,012        66,533
----------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares
  Shares sold                                          4,935         4,958         8,571         6,704         7,165        19,937
  Reinvested distributions                                --            23            --            --         2,124         3,910
----------------------------------------------------------------------------------------------------------------------------------
Total                                                  4,935         4,981         8,571         6,704         9,289        23,847
----------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                 (1,198)       (1,439)         (476)      (10,238)       (9,201)      (16,647)
Net Increase/(Decrease) in Fund Shares                 3,737         3,542         8,095       (3,534)            88         7,200
Shares Outstanding, Beginning of Period               11,637         8,095            --        55,493        55,405        48,205
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                     15,374        11,637         8,095        51,959        55,493        55,405
----------------------------------------------------------------------------------------------------------------------------------

* See Note 5 in Notes to Financial Statements.
(1)  Formerly named Janus Strategic Value Fund.
(2)  Fiscal period from February 28, 2003 (inception) to October 31, 2003.
(3)  Formerly named Berger Mid Cap Value Fund prior to reorganization (Note 1).
(4)  Formerly named Berger Small Cap Value Fund prior to reorganization (Note
     1).
(5)  Six month fiscal period ended October 31, 2003.
(6)  Seven month fiscal period ended April 30, 2003.
(7)  Fiscal year ended September 30, 2002.

164  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                                       Janus Equity Funds  October 31, 2003  165

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Special Equity Fund (formerly Janus Strategic Value Fund), Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund (nineteen of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2003, the results of each of their operations for the periods then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian, transfer agent and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

166  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                       Janus Equity Funds  October 31, 2003  167

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)(continued)

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

168  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESIGNATION REQUIREMENTS (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2003:

FOREIGN TAXES PAID AND FOREIGN SOURCE INCOME

Fund                                  Foreign Taxes Paid   Foreign Source Income
--------------------------------------------------------------------------------
Janus Global Opportunities Fund(1)       $    198,177          $  1,803,976
Janus Overseas Fund                         7,638,977            67,148,473
Janus Worldwide Fund                       18,988,991           179,851,602
--------------------------------------------------------------------------------

DIVIDENDS RECEIVED DEDUCTION PERCENTAGE

--------------------------------------------------------------------------------
Janus Balanced Fund                                                   28%
Janus Growth and Income Fund                                          94%
--------------------------------------------------------------------------------

QUALIFIED DIVIDEND INCOME PERCENTAGE

--------------------------------------------------------------------------------
Janus Balanced Fund                                                   28%
Janus Growth and Income Fund                                         100%
--------------------------------------------------------------------------------

(1) Effective December 5, 2003, Janus Global Value Fund changed its name to Janus Global Opportunities Fund.

                                       Janus Equity Funds  October 31, 2003  169

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

170  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs (since               and NeoCore Corp.
Denver, CO 80206                                            2002). Formerly, Distinguished Visiting
Age 59                                                      Professor of Business (2001-2002),
                                                            Thunderbird (American Graduate
                                                            School of International Management),
                                                            Phoenix, AZ; and Principal (1988-
                                                            1999) of Phillips-Smith Retail Group,
                                                            Addison, TX (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

                                       Janus Equity Funds  October 31, 2003  171

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

172  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
William Bales            Executive Vice President     2/97-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Venture Fund                                accounts.
Age 34

Laurence J. Chang        Executive Vice President     9/99-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Worldwide Fund                              accounts. Formerly, Co-Portfolio Manager
Age 38                                                                     (1998-2000) of Janus Overseas Fund.

Jonathan D. Coleman      Executive Vice President     2/02-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Enterprise Fund                             accounts. Formerly, Co-Portfolio Manager
Age 32                                                                     (1997-2000) for Janus Venture Fund and
                                                                           Analyst (1994-1997 and 2000-2002) for
                                                                           Janus Capital Corporation.

David J. Corkins         Executive Vice President     8/97-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Mercury Fund and                            accounts.
Age 37                   Janus Growth and Income
                         Fund

David C. Decker          Executive Vice President     9/96-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Special Equity Fund                         accounts. Formerly, Portfolio Manager
Age 37                                                                     (1996-2002) for Janus Special
                                                                           Situations Fund.

C. Mike Lu               Executive Vice President     11/98-Present        Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Global Technology                           accounts.
Age 34                   Fund

Brent A. Lynn            Executive Vice President     1/01-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Overseas Fund                               accounts. Formerly, Analyst (1991-
Age 39                                                                     2001) for Janus Capital Corporation.

Thomas R. Malley         Executive Vice President     11/98-Present        Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Global Life                                 accounts.
Age 34                   Sciences Fund

Karen L. Reidy           Executive Vice President     1/00-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Balanced Fund and                           accounts. Formerly, Analyst (1995-
Age 36                   Janus Core Equity Fund                            1999) for Janus Capital Corporation.

Blaine P. Rollins        Executive Vice President     1/00-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Fund                                        accounts. Formerly, Portfolio Manager
Age 36                                                                     (1996-1999) of Janus Balanced Fund
                                                                           and Janus Equity Income Fund.

Ron Sachs                Executive Vice President     4/00-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Orion Fund                                  accounts. Formerly, Analyst (1996-
Age 36                                                                     2000) for Janus Capital Corporation.
-----------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.

                                       Janus Equity Funds  October 31, 2003  173

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Scott W. Schoelzel       Executive Vice President     8/97-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Twenty Fund                                 accounts.
Age 45

Jason P. Yee             Executive Vice President     3/01-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Global                                      accounts. Formerly, Portfolio Manager
Age 33                   Opportunities Fund                                and Managing Director (1996-2000) for
                                                                           Bee & Associates and Analyst (2000-
                                                                           2001) for Janus Capital Corporation.

Claire Young             Executive Vice President     8/97-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Olympus Fund                                accounts.
Age 38
-----------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.

174  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.

                                       Janus Equity Funds  October 31, 2003  175

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.

176  Janus Equity Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                       Janus Equity Funds  October 31, 2003  177

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                111-02-100 12/03
                                                                    LFREQ 12/103

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

                                   Janus Federal Tax-Exempt Fund

                                   Janus Flexible Income Fund

                                   Janus High-Yield Fund
JANUS INCOME FUNDS
                                   Janus Short-Term Bond Fund

                                   Janus Money Market Fund

                                   Janus Government Money Market Fund

                                   Janus Tax-Exempt Money Market Fund

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Managers' Commentaries and Schedules of Investments

          Janus Federal Tax-Exempt Fund .............................     2

          Janus Flexible Income Fund ................................     8

          Janus High-Yield Fund .....................................    19

          Janus Short-Term Bond Fund ................................    28

          Janus Money Market Fund ...................................    32

          Janus Government Money Market Fund ........................    37

          Janus Tax-Exempt Money Market Fund ........................    38

     Statements of Assets and Liabilities - Bond Funds ..............    41

     Statements of Operations - Bond Funds ..........................    42

     Statements of Changes in Net Assets - Bond Funds ...............    43

     Financial Highlights - Bond Funds ..............................    44

     Statements of Assets and Liabilities -
          Money Market Funds ........................................    46

     Statements of Operations - Money Market Funds ..................    47

     Statements of Changes in Net Assets -
          Money Market Funds ........................................    48

     Financial Highlights - Money Market Funds ......................    49

     Notes to Schedules of Investments ..............................    54

     Notes to Financial Statements ..................................    56

     Report of Independent Auditors .................................    63

     Explanations of Charts, Tables and Financial Statements ........    64

     Designation Requirements .......................................    66

     Trustees and Officers ..........................................    67

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--------------------------------------------------------------------------------

                                                                October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr                Anita Falicia                   Girard Miller

/s/ Loren Starr            /s/ Anita Falicia               /s/ Girard Miller

Vice President and         Vice President, Treasurer and   President and Chief
Chief Financial Officer,   Principal Accounting Officer,   Executive Officer,
Janus Investment Fund      Janus Investment Fund           Janus Investment Fund

Past Performance is no guarantee of future results.

                                         Janus Income Funds  October 31, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FEDERAL TAX-EXEMPT FUND

[PHOTO]
Sharon Pichler
portfolio manager

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Federal Tax-Exempt Fund gained 3.97%, while its benchmark, the Lehman Brothers Municipal Bond Index rose 5.11%.(1) This performance placed the Fund in the third quartile, ranking based on total return placing 217th out of 293 general municipal debt funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

After outpacing stocks for three consecutive years - the first time that has occurred since 1939-'41 - U.S. Treasury securities reversed course in 2003. However, the road was a bumpy one as Treasury yields rose and fell with the headline news and the fortunes of the stock market. Time and again, investors fled Treasuries when better-than-expected economic reports lifted equities and pressured Treasury prices only to return when disappointing economic data and, later, fears of a protracted military campaign in Iraq, caused them to abandon stocks and seek refuge in the Treasury market. As the conflict cooled in the spring, investors turned their full attention to the economy, where evidence of a rebound was mounting. Meanwhile, in a bid to support the nascent economic recovery, the Federal Reserve cut short-term interest rates twice during the fiscal year, the last time to a 45-year low of 1%. Central bankers also indicated they had the flexibility necessary to keep rates low for the foreseeable future, which further buoyed bond market sentiment. Many corporations took advantage of the low-interest-rate environment to refinance their debt, streamline their balance sheets and reduce their borrowing costs. This, together with Treasury yields that in June hit all-time lows, helped corporate bonds rally as investors sought better returns and greater upside beyond the Treasury market. Likewise, high-yield bonds showed renewed vigor, bolstered by a brighter economic outlook, improving corporate profits and a rejuvenated stock market. As the fiscal year came to a close, an economy on the mend and investors' increased appetite for risk favored corporate and high-yield bonds, while Treasury yields trended higher against the backdrop of an ailing U.S. dollar and exploding federal deficit.

MANAGER'S OVERVIEW

Q. WHAT WAS THE FUND'S DURATION DURING THE PERIOD AND HOW DID THIS IMPACT ITS PERFORMANCE?
Duration incorporates the coupon and call structure of the bond, instead of just its maturity. The higher the weighted average duration, the more the NAV of the fund should change for any given amount of change in interest rates. When interest rates are falling, a high duration is good because the NAV of the fund should have a stronger price increase. A high duration is not good when interest rates are rising because the NAV of the fund will have a stronger price decrease.

The duration of the Fund was high in the early part of the fiscal year, which greatly helped its performance when interest rates were declining, which was the case up until mid-June 2003. But the high duration had an adverse influence when interest rates started rising. Starting toward the end of June, I traded out of high-duration bonds and into shorter-duration bonds, and decreased the effective duration from 9.98 years at the end of May, to 8.34 years at the end of the fiscal year.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
The best-performing bonds up until mid-June were high-quality, non-callable, long-duration bonds. After the turning point in the direction of interest rates, the best-performing bonds were short in both maturity and duration. A classic example of the latter type would be the Atlanta Airport Facilities Revenue Bonds, with a 6% coupon, maturing in 2007. The high coupon gave us a faster return on our investment, while the short maturity meant that its price was not as adversely affected by the increase in interest rates that occurred after June 13.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Over the entire fiscal year, the worst-performing bonds in the Fund were the same ones that were the best-performing bonds in the first 8 months. Specifically, they were long-maturity, high duration, non-callable bonds. An example of this type of bond would be the Chicago Wastewater Transmission Revenue Bonds, with a 5.5% coupon, no call feature, a sinking fund that doesn't start till 2021, and a maturity in 2030. By the way, these particular bonds have since been sold, so they won't plague us in the coming months.

2  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Since good performance in down markets requires a very different portfolio of bonds than does good performance in up markets, it takes some time to rebalance the portfolio when the direction of interest rates changes. As of this writing (December 3, 2003), the portfolio has almost been completely changed so as to have much more defensive characteristics. The effective duration is down to 7.92 years. Most of the long-term non-callable bonds have been sold and replaced with "cushion" or "kicker" bonds. These bonds are currently being priced to a shorter call date and at a higher yield than would be available without the call provision. (The higher yield is to compensate the bondholder for the uncertainty involved in the call structure.) With a shorter time to effective maturity (in this case, the effective maturity is the call date), potentially there is less adverse price reaction to an increase in interest rates. The "kick" part comes in when and if interest rates rise to a level that makes it unlikely the bonds will be called, in which case their effective maturity will be the actual maturity, which will usually be at least a few years longer than the call date. By that time, the shareholders will have had the benefit of the extra yield for quite some time, which should further cushion the adverse impact of falling prices. If it appears that interest rates will continue to rise, I can trade out of bonds that are almost ready to "kick" to their maturity date, and buy bonds that I believe potentially offer more protection.

[GRAPH]

Janus Federal Tax-Exempt Fund $16,595
Lehman Brothers Municipal Bond Index $18,886

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Federal Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index. Janus Federal Tax-Exempt Fund is represented by a shaded area of blue. The Lehman Brothers Municipal Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Federal Tax-Exempt Fund ($16,595) as compared to the Lehman Brothers Municipal Bond Index ($18,886).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                      CALENDAR
                        YEAR-       ONE         FIVE        TEN         SINCE
                       TO-DATE      YEAR        YEAR        YEAR      INCEPTION*
--------------------------------------------------------------------------------
Janus Federal
Tax-Exempt Fund         2.17%       3.97%       3.86%       4.55%        4.95%
--------------------------------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                   3.37%       5.11%       5.56%       5.96%        6.24%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
This income fund invests primarily in municipal securities of any maturity whose interest is exempt from federal income tax, including the federal alternative minimum tax.

FUND PROFILE
--------------------------------------------------------------------------------
                                       OCTOBER 31, 2003         OCTOBER 31, 2002

Weighted Average Maturity                     12.2 Yrs.                 9.7 Yrs.
Average Modified Duration**                    8.3 Yrs.                 8.0 Yrs.
30-Day Current Yield***
  With Reimbursement                              3.31%                    3.43%
  Without Reimbursement                           3.09%                    3.12%
Weighted Average Fixed Income
  Credit Rating                                       A                        A
Number of Municipal Bonds                            98                      126

                                         Janus Income Funds  October 31, 2003  3

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--------------------------------------------------------------------------------

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents -- 2.2%

General Obligation Bonds -- 46.8%

Revenue Bonds -- 51.0%

TOP 10 STATES - (% OF NET ASSETS)
--------------------------------------------------------------------------------
JANUS FEDERAL TAX-EXEMPT FUND

[BAR CHART]

Illinois                 17.7%
Washington               14.9%
Colorado                 12.3%
Ohio                      7.6%
Texas                     6.5%
Michigan                  6.0%
Massachusetts             4.3%
California                4.1%
Georgia                   3.9%
New York                  2.6%

--------------------------------------------------------------------------------
(1) Both returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Federal Tax-Exempt Fund 141st out of 219 and 85th out of 116 general municipal debt funds for the 5- and 10-year periods, respectively.

  * The Fund's inception date - 5/3/93.
 ** A theoretical measure of price volatility.
*** Yield will fluctuate.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Income may be subject to state or local taxes and to a limited extent certain federal taxes. Capital gains are subject to federal, state and local taxes.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2005. Without such waivers, yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

4  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FEDERAL TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Municipal Securities - 97.8%
Arizona - 1.0%
$  1,000,000   Mesa Street and Highway Revenue
                 (FGIC Insured), 6.25%, due 7/1/11 ..........    $     1,192,350
     900,000   Winslow Industrial Development Authority
                 Hospital Revenue, (Winslow Memorial
                 Hospital Project), 5.50%, due 6/1/22(beta),#            611,037

                                                                       1,803,387

California - 4.1%
   1,000,000   Long Beach Bond Finance Authority Tax
                 Allocation Revenue, (AMBAC Insured)
                 Series B, 5.50%, due 11/1/20 ...............          1,129,390
   2,900,000   Los Angeles Regional Airport Improvements
                 Corp. Lease Revenue, (Sublease - L.A.
                 International), Variable Rate
                 1.15%, 12/1/25 .............................          2,900,000
   2,955,000   Santa Ana California Financing Authority
                 Lease Revenue, (Police Administration
                 and Holding Facility), Series A
                 6.25%, due 7/1/24 ..........................          3,514,086

                                                                       7,543,476

Colorado - 12.3%
   2,035,000   Arapahoe County, (Cherry Creek School
                 District No. 005), 5.50%, due 12/15/09 .....          2,337,808
     560,000   Bachelor Gulch Metropolitan District
                 6.80%, due 12/1/06 .........................            585,110
               Black Hawk Device Tax Revenue:
      30,000     6.00%, due 12/1/03 .........................             30,027
      25,000     6.10%, due 12/1/07 .........................             26,023
      25,000     6.00%, due 12/1/11 .........................             25,506
     475,000     6.00%, due 12/1/11 .........................            539,623
   1,000,000   Castle Rock Golf Enterprise Revenue
                 6.50%, due 12/1/16 .........................          1,039,580
   2,000,000   Department of Transportation Revenue
                 (MBIA Insured), Series B
                 5.00%, due 6/15/11 .........................          2,214,680
   1,160,000   Eaglebend Affordable Housing Corp.
                 Multifamily Revenue, (Housing Project)
                 Series B, 7.40%, due 7/1/21 ................          1,127,624
               El Paso County School District No. 038:
   3,845,000     6.00%, due 12/1/19 .........................          4,583,009
   2,185,000     6.00%, due 12/1/21 .........................          2,584,637
               Hyland Hills Metropolitan Parks and
                 Recreation District Special Revenue:
     770,000     Series A, 5.00%, due 12/15/06 ..............            826,056
     500,000     Series A, 6.75%, due 12/15/15 ..............            526,075
   1,000,000   Platte River Power Authority Colorado
                 Power Revenue, Series EE
                 5.375%, due 6/1/18 .........................          1,080,330
               Regional Transportation District Sales
                 Tax Revenue:
   1,630,000     (AMBAC Insured), Series B
                 5.25%, due 11/1/12 .........................          1,830,278
   1,150,000     (FGIC Insured), Series A
                 5.00%, due 11/1/15 .........................          1,230,420
     100,000   Telluride Excise Tax Revenue
                 5.75%, due 12/1/12 .........................            108,778
   1,680,000   Westminster Water and Wastewater Utility
                 Enterprise Revenue, (AMBAC Insured)
                 5.00%, due 12/1/13 .........................          1,854,149

                                                                      22,549,713

Shares or Principal Amount                                          Market Value
================================================================================
Florida - 1.6%
$  2,855,000   JEA Electric Systems Revenue
                 (FSA-CR Insured), Series B
                 3.75%, due 10/1/10 .........................    $     2,921,636

Georgia - 3.9%
   1,800,000   Atlanta Airport Facilities Revenue
                 (AMBAC Insured), 6.00%, 1/1/07 .............          2,016,126
   2,960,000   Milledgeville Water and Sewer Revenue
                 (FSA Insured), 6.00%, due 12/1/21 ..........          3,517,693
               Municipal Electric Authority Power Revenue:
      60,000     (Escrowed to Maturity), (MBIA Insured)
                 Series Y, 6.50%, due 1/1/17 ................             73,514
   1,340,000     (Unrefunded Balance), (MBIA Insured)
                 Series Y, 6.50%, due 1/1/17 ................          1,606,580

                                                                       7,213,913

Illinois - 17.7%
   2,275,000   Central Lake County Joint Action Water
                 Agency, (AMBAC Insured)
                 6.00%, due 2/1/16 ..........................          2,735,915
               Chicago Board of Education
                 (Chicago School Reform Board):
   3,425,000     Series A, 5.25%, due 12/1/17 ...............          3,823,018
   1,000,000     Series A, 5.25%, due 12/1/20 ...............          1,093,690
   3,510,000   Chicago Water Revenue, (FGIC Insured)
                 5.125%, due 11/1/16 ........................          3,887,570
   1,385,000   Coles and Cumberland County Community
                 Unit School District No. 002, (FGIC
                 Insured), 5.35%, due 2/1/18 ................          1,478,141
   5,995,000   Cook County, (MBIA Insured), Series A
                 6.25%, due 11/15/13 ........................          7,197,117
   1,630,000   Du Page and Will Counties
                 (Community School District No. 204)
                 6.875%, due 12/30/09 .......................          1,993,686
   2,050,000   Du Page County, (Downer's Grove
                 Community High School District No. 099)
                 (FSA Insured), 5.50%, due 12/1/12 ..........          2,300,900
               Illinois State:
   2,000,000     5.00%, due 8/1/07 ..........................          2,201,380
   1,000,000     (FSA Insured), 5.375%, due 5/1/12 ..........          1,111,580
   1,070,000   Kendall Kane and Will Counties Community
                 Unit School District No. 308
                 (FSA Insured), 5.00%, due 10/1/06 ..........          1,167,445
   1,000,000   Metropolitan Pier and Exposition Authority
                 Hospitality Facilities Revenue
                 (McCormick Place Convention Center
                 Project), 7.00%, due 7/1/26 ................          1,295,540
   2,000,000   Regional Transportation Authority
                 (FGIC Insured), 6.00%, due 6/1/23 ..........          2,324,940

                                                                      32,610,922

Kansas - 1.3%
   2,080,000   State Development Financial Authority
                 Revenue, (Water Pollution Control)
                 5.25%, due 11/1/09 .........................          2,362,714

Massachusetts - 4.3%
               Massachusetts State, (Conservation Lien):
   5,000,000     (FGIC Insured), Series C
                 5.50%, due 11/1/15 .........................          5,671,800
   2,000,000     Series C, 5.50%, due 11/1/15 ...............          2,258,580

                                                                       7,930,380

See Notes to Schedules of Investments and Financial Statements.

                                         Janus Income Funds  October 31, 2003  5

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--------------------------------------------------------------------------------

JANUS FEDERAL TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Michigan - 6.0%
               Detroit City School District:
$  3,000,000     (FGIC Insured), Series A
                 6.00%, due 5/1/19 ..........................    $     3,583,740
   1,000,000     Series A, 6.00%, due 5/1/29 ................          1,175,760
   2,750,000   Grand Rapids Building Authority
                 5.00%, due 4/1/18 ..........................          2,970,055
   1,000,000   Haslett Public School District
                 (Q-SBLF Insured), 5.00%, due 5/1/19 ........          1,041,590
   2,000,000   Michigan State
                 5.50%, due 12/1/15 .........................          2,296,960

                                                                      11,068,105

Minnesota - 0.2%
     420,000   Maplewood Multifamily Revenue
                 (Hazel Ridge Project), Series B
                 7.50%, due 12/15/32 ........................            383,641
      40,000   Minneapolis Metropolitan Council
                 (St. Paul Metropolitan Area Sewer)
                 Series A, 5.00%, due 12/1/07 ...............             44,520

                                                                         428,161

Mississippi - 0.9%
   1,530,000   Development Bank Special Obligation
                 (FSA Insured), 5.25%, due 3/1/23 ...........          1,640,129

Missouri - 1.4%
               Missouri Health and Educational Facilities
                 Authority Revenue:
   1,270,000     (Missouri Valley College), Variable Rate
                 1.15%, 10/1/31 .............................          1,270,000
   1,300,000     (Washington University), Series C
                 Variable Rate, 1.10%, 3/1/40 ...............          1,300,000

                                                                       2,570,000

New Hampshire - 1.0%
   1,745,000   State Park System Revenue
                 (AMBAC Insured), 5.00%, due 2/1/12 .........          1,915,556

New Jersey - 0.7%
   1,000,000   Turnpike Authority Revenue, (FSA Insured)
                 Series C, 6.50%, due 1/1/16 ................          1,213,940

New Mexico - 1.3%
   2,000,000   University of New Mexico Revenue
                 Series A, 6.00%, due 6/1/21 ................          2,356,040

New York - 2.6%
   1,000,000   New York, Series G
                 5.00%, due 8/1/05 ..........................          1,057,520
   1,000,000   New York City Transitional Financial
                 Authority Revenue, (Future Tax Secured)
                 (MBIA-IBC Insured), Series B
                 5.50%, due 2/1/11 ..........................          1,131,080
   1,345,000   St. Lawrence County Industrial Development
                 Civic Facilities Revenue, (St. Lawrence
                 University Project), (MBIA Insured)
                 Series A, 5.375%, due 7/1/18 ...............          1,455,438
   1,000,000   State Dormitory Authority Revenues
                 (State University Educational Facilities)
                 Series A, 5.50%, due 5/15/19 ...............          1,110,790

                                                                       4,754,828

North Carolina - 0.7%
   1,015,000   Greenville Combined Enterprise System
                 Revenue, (FSA Insured), 6.00%, due 9/1/16 ..          1,224,841

Shares or Principal Amount                                          Market Value
================================================================================
North Dakota - 0.1%
$    250,000   Grand Forks Senior Housing Revenue
                 (4,000 Valley Square Project)
                 6.375%, due 12/1/34 ........................    $       216,195

Ohio - 7.6%
   3,135,000   Cleveland Waterworks Revenue
                 (MBIA Insured), Series G
                 5.50%, due 1/1/21 ..........................          3,522,925
   1,500,000   Northwest Local School District
                 (MBIA Insured), 5.00%, due 12/1/22 .........          1,539,930
               Olentangy Local School District, (School
                 Facilities Construction and Improvement):
   1,480,000     Series A, 5.25%, due 12/1/19 ...............          1,592,021
   1,560,000     Series A, 5.25%, due 12/1/20 ...............          1,667,141
   3,000,000   State Building Authority, (Adult Correctional
                 Facility Building Fund), Series B
                 5.25%, due 4/1/15 ..........................          3,342,720
   2,000,000   State Higher Education Capital Facilities
                 Series 2A, 5.00%, due 12/1/08 ..............          2,233,260

                                                                      13,897,997

Oklahoma - 1.0%
     500,000   McGee Creek Authority Water Revenue
                 (MBIA Insured), 6.00%, due 1/1/23 ..........            595,040
   1,000,000   Tulsa Industrial Authority Revenue
                 (University of Tulsa), (MBIA Insured)
                 Series A, 6.00%, due 10/1/16 ...............          1,202,170

                                                                       1,797,210

Pennsylvania - 1.3%
   2,110,000   Montgomery County
                 5.375%, due 7/15/12 ........................          2,343,282

Puerto Rico - 0.6%
   1,000,000   Puerto Rico Public Finance Corp., Series E
                 5.50%, due 8/1/27 ..........................          1,123,180

South Carolina - 0.6%
   1,000,000   Spartanburg County School District No. 007
                 (SCSDE Insured), 5.00%, due 3/1/16 .........          1,092,170

Tennesee - 1.5%
   1,490,000   Putnam County, (FGIC Insured)
                 5.25%, due 4/1/17 ..........................          1,666,714
   1,000,000   Tennessee State, Series A
                 5.00%, due 5/1/05 ..........................          1,055,300

                                                                       2,722,014

Texas - 6.5%
   1,000,000   Harris County
                 5.125%, due 10/1/13 ........................          1,078,630
               Houston Water and Sewer Systems Revenue:
   1,000,000     (Capital Appreciation Junior Lien)
                 Series A, 0%, due 12/1/27 ..................            268,360
   2,000,000     (Junior Lien), Series B, 5.00%, due 12/1/05           2,146,540
   2,000,000   Houston Water Conveyance System Contract
                 Certificates of Participation, (AMBAC
                 Insured), Series J, 6.25%, due 12/15/15 ....          2,434,640
   1,610,000   Mansfield Independent School District
                 (PSF-GTD Insured), 6.00%, due 2/15/11 ......          1,874,636
   2,000,000   North Harris Montgomery Community
                 College District, (FGIC Insured)
                 5.375%, due 2/15/14 ........................          2,207,340
   2,000,000   Northside Independent School District
                 Series B, 1.75%, due 8/1/31 ................          1,999,200

                                                                      12,009,346

See Notes to Schedules of Investments and Financial Statements.

6  Janus Income Funds  October 31, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Utah - 0.6%
$  1,000,000   Salt Lake City Municipal Building Authority
                 Lease Revenue, (AMBAC Insured)
                 5.20%, due 10/15/20 ........................    $     1,049,140

Washington - 14.9%
   1,920,000   Central Puget Sound Regional Transportation
                 Authority, (Sales Tax and Motor Vehicle
                 Excise Tax Revenue), (FGIC Insured)
                 5.25%, due 2/1/21 ..........................          2,088,864
               Clark County:
   1,885,000     5.125%, due 12/1/24 ........................          1,911,824
   1,000,000     5.125%, due 12/1/26 ........................          1,008,250
   5,000,000   Energy Northwest Electric Revenue, Series B
                 6.00%, due 7/1/17 ..........................          5,707,200
   2,000,000   King County School District No. 210 Federal
                 Way, 5.75%, 12/1/12 ........................          2,319,340
               Vancouver:
   3,060,000     (MBIA Insured), 5.25%, due 12/1/13 .........          3,429,985
   3,400,000     (MBIA Insured), 5.25%, due 12/1/15 .........          3,813,338
               Washington State:
   1,725,000     Series B, 5.50%, due 5/1/18 ................          1,932,138
   1,000,000     Series C, 5.50%, due 7/1/13 ................          1,125,550
   2,000,000     Series C, 6.00%, due 7/1/15 ................          2,350,760
   1,750,000   Washington State Economic Development
                 Financial Authority, (Pioneer Human
                 Services), Variable Rate, 1.15%, 9/1/18 ....          1,750,000

                                                                      27,437,249

Wisconsin - 1.5%
   1,515,000   Southeast Wisconsin Professional Baseball
                 Park District Sales Tax Revenue, (MBIA
                 Insured), Series B, 5.50%, due 12/15/09 ....          1,739,523
   1,000,000   Waukesha School District, (FSA Insured)
                 4.10%, due 4/1/10 ..........................          1,057,610

                                                                       2,797,133

Wyoming - 0.6%
   1,000,000   Sweetwater County Pollution Control
                 Revenue, (Idaho Power Co. Project)
                 Series A, 6.05%, due 7/15/26 ...............          1,024,460
--------------------------------------------------------------------------------
Total Investments (total cost $176,000,460) - 97.8% .........        179,617,117
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.2%          4,052,064
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   183,669,181
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country              % of Investment Securities                     Market Value
--------------------------------------------------------------------------------
Puerto Rico                                0.6%                     $  1,123,180
United States                             99.4%                      178,493,937
--------------------------------------------------------------------------------
Total                                    100.0%                     $179,617,117

AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
FSA-CR - Financial Security Assurance, Inc. - Custodial Receipts
MBIA - Municipal Bond Investors Assurance Corp.
MBIA-IBC - Municipal Bond Investors Assurance Corp. - Insured Bond Certificates PSF-GTD - Public School Fund - Guaranteed
Q-SBLF - Qualified School Bond Loan Fund
SCSDE - South Carolina School District Enhancement

See Notes to Schedules of Investments and Financial Statements.

                                         Janus Income Funds  October 31, 2003  7

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--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

[PHOTO]
Ronald Speaker
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Dear Janus Flexible Income Fund shareholder,

Over the past few months I'm sure you have read articles regarding the investigation into frequent trading of mutual funds in which Janus has been mentioned. It's troubling to me personally that this may have caused concern to some of our shareholders. I want to take this time to describe the level of investment I have in Janus Flexible Income Fund, both personally and financially, with the hopes that you'll take some comfort in knowing the commitment my team and I have made to your success as a shareholder of this Fund.

Let me first say we are both shareholders in this fund together; I have owned Janus Flexible Income Fund since 1987 when I opened my first IRA account. I have worked with this Fund since it first opened that same year - initially as an analyst and, since late 1991, as portfolio manager. I am also a shareholder in the Fund and take the management of our assets very seriously.

Any actions that would be detrimental to the Fund would affect me personally. I have made every attempt possible to be a good steward of our assets during my 16 years working on behalf of Janus Flexible Income Fund shareholders. While the mutual fund industry deals with the important issues at hand, I can promise you that, as a fellow shareholder, I will not lose my focus on delivering results for you; this is the same focus that has made this Fund a good investment for us over the years. As a shareholder and the manager of the Fund, I assure you that your interests are my interests.

Turning to our fiscal-year performance, it was a strong year for the Fund, which outperformed its index and 83% of its Lipper peers. For the 12 months ended October 31, 2003, the Janus Flexible Income Fund achieved a positive return of 7.12%, this compared to a 6.17% gain for the Lehman Brothers Government/Credit Index, the Fund's benchmark.(1) We achieved these results due to the positive impact of our corporate bonds on the portfolio, despite a rising interest rate environment. The Fund ranked in the top quartile for both the 1- and 3-year periods ending October 31, 2003 based on total return, placing the Fund in the 17th and 22nd percentiles according to Lipper, which ranks the Fund against it's peer group of 414 and 307 intermediate investment-grade debt funds, respectively. Over a longer-term period, the Fund ranks 88th out of a peer group of 225 intermediate investment-grade debt funds and 7th out of 95 funds over a 5- and 10-year period, respectively, ending October 31, 2003, putting the Fund in the second and first quartile based on total return, respectively, against its Lipper peer group.(2)

In October 2002, the spreads on corporate bonds compared to Treasury bonds were at historically wide levels. This was a result of greater-than-normal corporate bond defaults, an avalanche of ratings downgrades and continuing corporate scandals. The U.S. was fighting the war on terrorism and on the verge of entering the Iraq conflict. Companies were reducing their workforces and the economy was weak with an uncertain outlook. As the year progressed, the economy and the stock market improved, benefiting from lower interest rates during the spring, a wave of refinancing rushing through the housing market, stimulus from a federal tax cut, and improving consumer confidence. Consumers took advantage of the incentives, tax cuts and lower mortgage payments to propel the economy forward despite the numerous worries. These factors supported the improvement in the corporate bond market, causing a dramatic tightening in corporate bond spreads, and positively affected bond prices.

Among the top contributors to performance during the one-year period were our investments in corporate bonds issued by Comcast, Public Service Company of Colorado and British Sky Broadcasting. Improved business prospects for growth and profitability, combined with appropriate actions to improve their balance sheets, helped these bonds increase in value. These positive developments were recognized by the credit ratings agencies, which increased bond holders' confidence when they raised their credit ratings for these companies.

Regarding Comcast in particular, the company consummated its acquisition of AT&T's broadband business in November 2002, creating the largest cable company in the U.S. Although Comcast issued and assumed a large amount of debt to finance the acquisition, during 2003 the company successfully integrated AT&T, sold non-core assets to pay down that debt, and increased its own cash flow by continuing to add new video and high-speed Internet subscribers. The ratings had been on the downgrade watch after the acquisition but, as management executed seamlessly on combining the

8  Janus Income Funds  October 31, 2003

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--------------------------------------------------------------------------------

two companies while maintaining growth in their existing businesses, the ratings concerns lifted and bond spreads improved. Comcast was raised to Baa3 from Ba1 in January 2003 by Moody's. We initiated our position in Comcast prior to the close of the merger via a subsidiary of AT&T Broadband and increased our holdings during the year as the merger prospered and as Comcast's stock and bonds improved.

Xcel Energy, the parent of Public Service Company of Colorado (PS Colo.), which is based in my hometown, was suffering from its failing investment in NRG Energy Inc., a merchant power producer. Xcel was forced to cut its common dividend in half and raise capital from its regulated subsidiaries, PS Colo and Northern States Power, via First Mortgage bonds. We felt the regulated subsidiaries would be protected during this difficult time with NRG and made an investment in the new First Mortgage bonds of PS Colo. As the year progressed, Xcel was able to separate itself from NRG by releasing the assets to the bankruptcy committee of NRG and getting back to basics. As the story became more transparent and Xcel's focus moved from NRG to the profitable operating subsidiaries, the bonds improved dramatically and we netted more than a 20% gain in what we felt were lower-risk bonds with sufficient collateral. During the recovery of Xcel, we purchased unsecured debt at wider spreads to the Mortgage notes as our confidence increased.

British Sky Broadcasting, the largest satellite TV provider in the UK and Ireland, had been growing its subscriber base and outpacing the struggling hard-wire cable operators for some time. The economics of a satellite operation such as British Sky's require high upfront cost that can be leveraged after revenues cover fixed costs. The model had reached critical mass and the company began generating strong cash flows that British Sky used to pare its debts. After conducting our analysis, we felt that the fundamental factors of leverage and coverage already commanded higher ratings. The company had publicly stated its goal of reaching investment-grade ratings - music to a bond holder's ears. The bonds were placed on the credit upgrade watch list by ratings agency Standard and Poor's in February 2003, with the highest junk rating of BB+. Since then, investors have become more confident of an eventual rise to BBB. We continue to own the bonds, waiting for the ratings agencies to give them the nod.

Major detractors from our performance included our exposure to Treasury bonds in the late summer, Coastal Corp. and Tenet Healthcare. The performance of longer-dated Treasury notes and bonds reversed from a positive contribution in the spring and turned decidedly negative as interest rates on 10-year notes increased from 3.10% in mid-June to 4.60% by early September. This increase in rates was largely a result of an improved economic and stock market environment, which triggered a trend in asset reallocation from bonds to stocks.

In the spring we purchased some bonds issued by Coastal, as we felt a restructuring plan and the potential for a leadership change would accelerate a credit improvement for Coastal's bonds. A shareholder vote to bring in a management team led by Oscar Wyatt, the former CEO and founder of Coastal, was defeated and the bonds promptly declined. We consequently sold our position. Although many of the proposals submitted by Oscar's team have been adopted by existing management, we now prefer to watch events unfold from the sidelines.

Our investment in Tenet Healthcare turned sour in November of 2002. The company was accused of performing unnecessary surgery at one of its hospitals in Redding, California. Soon after, the company disclosed it was over-billing the government in medical outlier cases, which contributed a sizeable portion of the company's profits. Despite sufficient liquidity, we reduced our position immediately and sold the remaining bonds later in the year, believing the legal issues will take some time to quantify. Tenet had been one of our strong performers in years prior, as it had improved debt ratios. Nonetheless, as it's newly appointed CEO Trevor Fetter stated in a Wall Street Journal article, Tenet "is paying the price for being arrogant." As of period-end, we no longer owned a position.

Overall, we strive to see the changing landscape for what it is and to adapt our investment strategies in the bond market to the sectors that we feel will have the best total return opportunities. Each year we will have winners and losers as we deal with this ever-changing landscape. The change itself is the creation of the next opportunity. We try to recognize emerging themes that will affect security pricing. The theme over the past year was a desire for companies, many out of necessity, to improve balance sheets and liquidity. Companies refinanced high-cost debt and near-term maturing debt, while selling underperforming assets or equity to pay off debt in an effort to improve the quality of their balance sheets. We are searching for the companies that can effect the greatest positive change and have the desire to implement real action and improve their balance sheets.

                                         Janus Income Funds  October 31, 2003  9

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--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

I hope this update, first, has informed you well of the investment you have made, and second, that it has conveyed my real passion for caring for our collective assets. In the face of current challenges, I believe the mutual fund industry will change for the better and ultimately provide even greater focus on the individual investor's needs.

One thing that won't change is my continued devotion to this Fund and the hard work that the entire Janus team puts in every day to achieve results.

I sincerely appreciate the confidence you've placed in Janus Flexible Income
Fund.

Sincerely,

Ron Speaker

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Flexible Income Fund $36,608
Lehman Brothers Government/
Credit Index $36,775

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Flexible Income Fund and the Lehman Brothers Government/Credit Index. Janus Flexible Income Fund is represented by a shaded area of blue. The Lehman Brothers Government/Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 7, 1987, through October 31, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Flexible Income Fund ($36,608) as compared to the Lehman Brothers Government/ Credit Index ($36,775).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                      CALENDAR
                        YEAR-       ONE         FIVE        TEN         SINCE
                       TO-DATE      YEAR        YEAR        YEAR      INCEPTION*
--------------------------------------------------------------------------------
Janus Flexible
Income Fund             4.98%       7.12%       5.98%       7.18%        8.27%
--------------------------------------------------------------------------------
Lehman Brothers
Government/Credit
Index                   3.37%       6.17%       6.57%       6.77%        8.30%
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Flexible Income Fund returned 7.12%, while its benchmark, the Lehman Brothers Government/Credit Index, gained 6.17%.(1) As a result, the Fund ranked in the first quartile based on total return, placing 70th out of 414 intermediate investment-grade debt funds as tracked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

After outpacing stocks for three consecutive years - the first time that has occurred since 1939-'41 - U.S. Treasury securities reversed course in 2003. However, the road was a bumpy one as Treasury yields rose and fell with the headline news and the fortunes of the stock market. Time and again, investors fled Treasuries when better-than-expected economic reports lifted equities and pressured Treasury prices only to return when disappointing economic data and, later, fears of a protracted military campaign in Iraq, caused them to abandon stocks and seek refuge in the Treasury market. As the conflict cooled in the spring, investors turned their full attention to the economy, where evidence of a rebound was mounting. Meanwhile, in a bid to support the nascent economic recovery, the Federal Reserve cut short-term interest rates twice during the fiscal year, the last time to a 45-year low of 1%. Central bankers also indicated they had the flexibility necessary to keep rates low for the foreseeable future, which further buoyed bond market sentiment. Many corporations took advantage of the low-interest-rate environment to refinance their debt, streamline their balance sheets and reduce their borrowing costs. This, together with Treasury yields that in June hit all-time lows, helped corporate bonds rally as investors sought better returns and greater upside beyond the Treasury market. Likewise, high-yield bonds showed renewed vigor, bolstered by a brighter economic outlook, improving corporate profits and a rejuvenated stock market. As the fiscal year came to a close, an economy on the mend and investors' increased appetite for risk favored corporate and high-yield bonds, while Treasury yields trended higher against the backdrop of an ailing U.S. dollar and exploding federal deficit.

10  Janus Income Funds  October 31, 2003

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--------------------------------------------------------------------------------

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST IMPACT ON PERFORMANCE?
When viewed strictly in terms of total contribution to price return, two 10-year treasury notes with near-term expiration dates emerged as top performers. These included a T-note position that matured in September 2003 and another that is set to mature in December 2003. Both securities were purchased during the period. Two foreign holdings also aided performance, including our position in German government bonds and our 6.875% notes issued by British pay-television operator British Sky Broadcasting, or BSkyB. Rounding out the list of top performers were our American First Capital Trust notes, which carry a coupon of 8.50% and mature in 2012.

On the downside, all five of our biggest detractors were U.S. government securities. Two separate positions in 10-year treasury notes - one that matured in March 2003 and another that matured in June 2003 - represented our biggest setbacks. Like the treasury notes discussed above, we also purchased these two securities during the period. However, unlike the September and December notes, these securities lost ground during the period of our investment and therefore detracted from performance. Our treasury bonds maturing on 8/15/22, 5/15/08 and 5/15/13 also declined.

FUND STRATEGY
--------------------------------------------------------------------------------
In seeking to obtain maximum total return while preserving capital, this diversified income fund invests primarily in a wide variety of income-producing securities.

FUND PROFILE
--------------------------------------------------------------------------------
                                       OCTOBER 31, 2003         OCTOBER 31, 2002

Weighted Average Maturity                      7.3 Yrs.                 7.4 Yrs.
Average Modified Duration**                    5.1 Yrs.                 5.1 Yrs.
30-Day Current Yield***                           3.41%                    3.79%
Weighted Average Fixed Income
  Credit Rating                                       A                        A
Number of Bonds/Notes                               232                      150

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock -- 0.4%

Cash and Cash Equivalents -- 1.8%

Foreign Dollar/
  Non-Dollar Bonds -- 8.1%

U.S. Government Agencies -- 10.2%

U.S. Treasury Notes -- 14.9%

Corporate Bonds -- 64.6%

TOP 10 INDUSTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------
JANUS FLEXIBLE INCOME FUND

[BAR CHART]

Electric -- Integrated                5.9%
Cable Television                      5.5%
Multimedia                            3.6%
Food -- Diversified                   3.1%
Foreign Government                    3.0%
Property and Casualty Insurance       2.3%
Medical -- Hospitals                  2.1%
Oil Companies -- Integrated           2.0%
Medical -- HMO                        2.0%
Commercial Banks                      1.8%

                                        Janus Income Funds  October 31, 2003  11

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--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1) Both returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Flexible Income Fund 88th out of 225 and 7th out of 95 intermediate investment grade debt funds for the 5- and 10-year periods, respectively.

  * The Fund's inception date - 7/7/87.
 ** A theoretical measure of price volatility.
*** Yield will fluctuate.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2005. Without such waivers, yields and total return would have been lower.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. It does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

There is no assurance that the investment process will consistently lead to successful investing.

12  Janus Income Funds  October 31, 2003

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--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 69.5%
Aerospace and Defense - 0.7%
$ 10,110,000   Raytheon Co., 6.50%
                 notes, due 7/15/05 .........................    $    10,822,897

Airlines - 0.1%
   1,774,851   Continental Airlines, Inc., 6.80%
                 pass thru certificates, due 7/2/07 .........          1,669,938

Automotive - Cars and Light Trucks - 0.3%
   2,000,000   DaimlerChrysler A.G., 6.50%
                 notes, due 11/15/13 ........................          2,018,980
   3,000,000   General Motors Corp., 7.125%
                 senior notes, due 7/15/13 ..................          3,121,869

                                                                       5,140,849

Beverages - Non-Alcoholic - 0.7%
  10,750,000   Coca-Cola Enterprises, Inc., 4.375%
                 notes, due 9/15/09 .........................         10,924,526

Beverages - Wine and Spirits - 0.4%
   5,500,000   Brown-Forman Corp., 2.125%
                 notes, due 3/15/06 .........................          5,481,861

Brewery - 1.2%
   3,500,000   Anheuser-Busch Companies, Inc., 5.95%
                 debentures, due 1/15/33 ....................          3,558,230
   9,000,000   Coors Brewing Co., 6.375%
                 company guaranteed notes, due 5/15/12 ......          9,785,375
   3,500,000   Miller Brewing Co., 5.50%
                 notes, due 8/15/13 (144A) ..................          3,571,299
   2,000,000   SABMiller PLC, 6.625%
                 bonds, due 8/15/33 (144A) ..................          2,094,960

                                                                      19,009,864

Broadcast Services and Programming - 0.4%
   1,350,000   Clear Channel Communications, Inc., 6.00%
                 senior notes, due 11/1/06 ..................          1,456,286
   4,000,000   XM Satellite Radio Holdings, Inc., 12.00%
                 secured notes, due 6/15/10 .................          4,450,000

                                                                       5,906,286

Building - Residential and Commercial - 0.3%
   2,000,000   K. Hovnanian Enterprises, Inc., 6.50%
                 senior notes, due 1/15/14 ..................          1,990,000
   2,500,000   Toll Brothers, Inc., 6.875%
                 company guaranteed notes, due 11/15/12 .....          2,743,845

                                                                       4,733,845

Building Products - Cement and Aggregate - 0.2%
   3,000,000   Hanson Australia Funding, Ltd., 5.25%
                 company guaranteed notes, due 3/15/13 ......          2,977,707

Cable Television - 5.5%
               British Sky Broadcasting Group PLC:
   5,000,000     7.30%, company guaranteed notes
                 due 10/15/06 ...............................          5,518,510
  19,000,000     6.875%, company guaranteed notes
                 due 2/23/09 ................................         20,953,636
  10,000,000   Comcast Cable Communications, Inc.
                 6.375%, senior notes, due 1/30/06 ..........         10,770,490
               Comcast Corp.:
   9,000,000     5.85%, company guaranteed notes
                 due 1/15/10 ................................          9,561,375
   6,000,000     5.50%, company guaranteed notes
                 due 3/15/11 ................................          6,193,272
   2,500,000     5.30%, notes, due 1/15/14 ..................          2,457,150

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - (continued)
$  7,700,000   Cox Communications, Inc., 6.875%
                 notes, due 6/15/05 .........................    $     8,270,100
               EchoStar DBS Corp.:
   4,000,000     5.75%, senior notes, due 10/1/08 (144A) ....          3,985,000
   3,413,000     9.125%, senior notes, due 1/15/09 ..........          3,839,625
   3,500,000   Rogers Cable, Inc., 6.25%
                 secured notes, due 6/15/13 .................          3,500,000
   8,000,000   TCI Communications, Inc., 7.875%
                 debentures, due 8/1/13 .....................          9,373,936

                                                                      84,423,094

Cellular Telecommunications - 0.4%
               Nextel Communications, Inc.:
   4,250,000     9.375%, senior notes, due 11/15/09 .........          4,632,500
   2,000,000     7.375%, senior notes, due 8/1/15 ...........          2,080,000

                                                                       6,712,500

Chemicals - Specialty - 0.1%
   2,000,000   Nalco Chemical Co., 7.75%
                 senior notes, due 11/15/11 (144A) ..........          2,080,000

Circuit Boards - 0.1%
   2,000,000   Jabil Circuit, Inc., 5.875%
                 senior notes, due 7/15/10 ..................          2,066,178

Commercial Banks - 1.8%
   1,500,000   Citizens Banking Corp., 5.75%
                 subordinated notes, due 2/1/13 .............          1,472,765
   5,000,000   Hudson United Bancorp, 8.20%
                 subordinated debentures, due 9/15/06 .......          5,504,150
   5,500,000   Sovereign Bank, 5.125%
                 subordinated notes, due 3/15/13 ............          5,381,327
   7,250,000   U.S. Bancorp, 2.75%
                 senior notes, due 3/30/06 ..................          7,306,085
               Zions Bancorporation:
   4,250,000     2.70%, senior notes, due 5/1/06 ............          4,245,750
   4,000,000     6.00%, subordinated notes, due 9/15/15 .....          4,154,216

                                                                      28,064,293

Commercial Services - 1.2%
               ARAMARK Services, Inc.:
   6,000,000     7.00%, company guaranteed notes
                 due 5/1/07 .................................          6,617,790
   4,250,000     6.375%, company guaranteed notes
                 due 2/15/08 ................................          4,539,553
   7,000,000   PHH Corp., 6.00%
                 notes, due 3/1/08 ..........................          7,487,970

                                                                      18,645,313

Computers - 1.6%
   8,500,000   Apple Computer, Inc., 6.50%
                 notes, due 2/15/04 .........................          8,595,624
               IBM Corp.:
   8,000,000     2.375%, notes, due 11/1/06 .................          7,966,400
   5,250,000     4.25%, notes, due 9/15/09 ..................          5,342,453
   2,750,000     5.875%, debentures, due 11/29/32 ...........          2,736,575

                                                                      24,641,052

Consumer Products - Miscellaneous - 1.6%
               Dial Corp.:
  12,250,000     7.00%, senior notes, due 8/15/06 ...........         13,544,494
   9,770,000     6.50%, senior notes, due 9/15/08 ...........         10,569,694

                                                                      24,114,188

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Income Funds  October 31, 2003  13

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--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Containers - Metal and Glass - 1.1%
               Ball Corp.:
$  1,750,000     6.875%, company guaranteed notes
                 due 12/15/12 ...............................    $     1,824,375
   2,750,000     6.875%, senior notes, due 12/15/12 (144A) ..          2,866,875
               Owens-Brockway Glass Container, Inc.:
   3,750,000     8.875%, company guaranteed notes
                 due 2/15/09 ................................          4,068,750
   2,000,000     7.75%, company guaranteed notes
                 due 5/15/11 ................................          2,110,000
   3,500,000     8.75%, secured notes, due 11/15/12 .........          3,832,500
   2,500,000   Owens-Illinois, Inc., 7.15%
                 senior notes, due 5/15/05 ..................          2,562,500

                                                                      17,265,000

Containers - Paper and Plastic - 0.4%
               Sealed Air Corp.:
   3,000,000     5.375%, senior notes, due 4/15/08 (144A) ...          3,118,059
   3,000,000     6.875%, bonds, due 7/15/33 (144A) ..........          3,090,411

                                                                       6,208,470

Cosmetics and Toiletries - 1.0%
   5,500,000   Gillette Co., 4.125%
                 senior notes, due 8/30/07(omega) ...........          5,672,222
   8,500,000   Procter & Gamble Co., 4.75%
                 notes, due 6/15/07 .........................          8,981,176

                                                                      14,653,398

Data Processing and Management - 0.2%
   3,000,000   Fiserv, Inc., 4.00%
                 notes, due 4/15/08 .........................          2,981,847

Diversified Financial Services - 1.6%
   4,000,000   Citigroup, Inc., 4.875%
                 subordinated notes, due 5/7/15 .............          3,876,028
               General Electric Capital Corp.:
  15,000,000     2.85%, notes, due 1/30/06 ..................         15,168,570
   2,000,000     6.00%, notes, due 6/15/12 ..................          2,152,220
   3,250,000   John Deere Capital Corp., 4.125%
                 senior notes, due 7/15/05 ..................          3,364,007

                                                                      24,560,825

Diversified Operations - 0.7%
               Tyco International Group S.A.:
   6,500,000     6.375%, company guaranteed notes
                 due 6/15/05** ..............................          6,816,875
   3,750,000     6.375%, company guaranteed notes
                 due 10/15/11** .............................          3,900,000

                                                                      10,716,875

Diversified Operations - Commercial Services - 0.6%
               Cendant Corp.:
   1,500,000     6.875%, notes, due 8/15/06 .................          1,648,328
   6,750,000     6.25%, notes, due 3/15/10 ..................          7,279,827

                                                                       8,928,155

Electric - Generation - 0.3%
   4,000,000   Tri-State Generation and Transmission
                 Association, Inc., 6.04%
                 bonds, due 1/31/18 (144A) ..................          4,070,000

Shares or Principal Amount                                          Market Value
================================================================================
Electric - Integrated - 5.9%
$  4,000,000   AmerenEnergy Generating Co., 7.95%
                 senior notes, due 6/1/32 ...................    $     4,869,276
   6,000,000   Centerpoint Energy Houston Electric LLC
                 5.875%, notes, due 6/1/08 (144A) ...........          6,174,924
               CMS Energy Corp.:
   3,500,000     7.625%, senior notes, due 11/15/04 .........          3,570,000
   4,050,000     7.50%, senior notes, due 1/15/09 ...........          4,120,875
   4,000,000     7.75%, senior notes, due 8/1/10 (144A) .....          4,070,000
               Dominion Resources, Inc.:
   7,000,000     2.80%, notes, due 2/15/05 ..................          7,070,448
   3,500,000     5.125%, senior notes, due 12/15/09 .........          3,686,820
   6,750,000     5.00%, senior notes, due 3/15/13 ...........          6,694,380
   3,000,000   Northern States Power Co., 2.875%
                 first mortgage, due 8/1/06 .................          3,000,225
               Public Service Company of Colorado:
   1,000,000     6.875%, senior notes, due 7/15/09 ..........          1,123,927
   9,000,000     7.875%, collateralized trust notes
                 due 10/1/12 ................................         10,873,916
   5,500,000     4.875%, collateralized trust notes
                 due 3/1/13 .................................          5,452,926
   4,500,000   Southwestern Public Service Co., 5.125%
                 senior notes, due 11/1/06 ..................          4,780,346
               TXU Corp.:
   7,250,000     6.375%, senior notes, due 6/15/06 ..........          7,684,999
   8,500,000     6.375%, notes, due 1/1/08 ..................          8,882,499
   4,500,000     7.00%, notes, due 3/15/13 (144A) ...........          4,936,199
   3,250,000   Xcel Energy, Inc., 3.40%
                 senior notes, due 7/1/08 (144A) ............          3,153,413

                                                                      90,145,173

Energy - Alternate Sources - 0.5%
   7,500,000   MidAmerican Energy Holdings Co., 3.50%
                 senior notes, due 5/15/08 ..................          7,291,793

Fiduciary Banks - 0.4%
   6,500,000   Bank of New York Company, Inc., 2.20%
                 senior notes, due 5/12/06 ..................          6,486,285

Finance - Auto Loans - 1.7%
   2,500,000   Ford Motor Credit Co., 7.00%
                 notes, due 10/1/13 .........................          2,457,608
               General Motors Acceptance Corp.:
  16,500,000     4.50%, notes, due 7/15/06 ..................         16,753,456
   5,000,000     5.125%, notes, due 5/9/08 ..................          5,078,335
   2,500,000     6.875%, notes, due 9/15/11 .................          2,579,008

                                                                      26,868,407

Finance - Commercial - 0.4%
   6,000,000   Caterpillar Financial Services Corp., 2.35%
                 notes, due 9/15/06 .........................          5,933,100

Finance - Consumer Loans - 1.3%
               Household Finance Corp.:
   4,500,000     3.375%, notes, due 2/21/06 .................          4,592,435
   3,250,000     4.625%, notes, due 1/15/08 .................          3,368,160
               SLM Corp.:
   9,000,000     3.95%, notes, due 8/15/08 ..................          9,059,778
   2,500,000     5.05%, notes, due 11/14/14 .................          2,468,310

                                                                      19,488,683

See Notes to Schedules of Investments and Financial Statements.

14  Janus Income Funds  October 31, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Credit Card - 0.3%
$  4,750,000   Capital One Bank, 5.75%
                 notes, due 9/15/10 .........................    $     4,982,076

Finance - Other Services - 0.9%
   6,000,000   Mellon Funding Corp., 5.00%
                 company guaranteed notes, due 12/1/14 ......          6,003,096
   7,750,000   National Rural Utilities Cooperative Finance
                 Corp., 4.375%, collateralized trust notes
                 due 10/1/10 ................................          7,712,932

                                                                      13,716,028

Food - Canned - 0.3%
               Del Monte Corp.:
   1,250,000     9.25%, company guaranteed notes
                 due 5/15/11 ................................          1,381,250
   2,750,000     8.625%, senior subordinated notes
                 due 12/15/12 (144A) ........................          3,038,750

                                                                       4,420,000

Food - Diversified - 3.1%
               Dean Foods Co.:
   9,000,000     6.625%, senior notes, due 5/15/09 ..........          9,450,000
   1,700,000     6.90%, senior notes, due 10/15/17 ..........          1,751,000
               General Mills, Inc.:
   5,000,000     5.125%, notes, due 2/15/07 .................          5,324,125
   7,500,000     3.875%, notes, due 11/30/07 ................          7,557,472
   1,050,000     6.00%, notes, due 2/15/12 ..................          1,122,572
               Kellogg Co.:
   6,625,000     6.00%, notes, due 4/1/06 ...................          7,134,940
   6,000,000     2.875%, senior notes, due 6/1/08 ...........          5,773,854
   8,000,000     6.60%, notes, due 4/1/11 ...................          8,938,239

                                                                      47,052,202

Food - Retail - 1.3%
   1,000,000   Dominos, Inc., 8.25%
                 senior subordinated notes
                 due 7/1/11 (144A) ..........................          1,056,250
   6,000,000   Fred Meyer, Inc., 7.375%
                 company guaranteed notes, due 3/1/05 .......          6,408,708
  10,000,000   Safeway, Inc., 6.15%
                 notes, due 3/1/06 ..........................         10,749,300
   1,750,000   Stater Brothers Holdings, Inc., 10.75%
                 senior notes, due 8/15/06 ..................          1,844,063

                                                                      20,058,321

Foreign Government - 0.8%
               United Mexican States:
   1,750,000     4.625%, notes, due 10/8/08 .................          1,754,375
   2,750,000     6.375%, notes, due 1/16/13 .................          2,829,750
   7,000,000     8.00%, notes, due 9/24/22 ..................          7,612,500

                                                                      12,196,625

Funeral Services and Related Items - 0.2%
   3,500,000   Service Corporation International, 6.00%
                 notes, due 12/15/05 ........................          3,526,250

Gas - Distribution - 0.5%
   2,250,000   Centerpoint Energy Resources Corp., 6.50%
                 debentures, due 2/1/08 .....................          2,413,636
   5,250,000   Southwest Gas Corp., 7.625%
                 senior notes, due 5/15/12 ..................          5,939,740

                                                                       8,353,376

Home Decoration Products - 0.2%
   3,750,000   Newell Rubbermaid, Inc., 4.00%
                 notes, due 5/1/10 ..........................          3,541,388

Shares or Principal Amount                                          Market Value
================================================================================
Hotels and Motels - 1.2%
$  3,861,000   Host Marriott Corp., 7.875%
                 company guaranteed notes, due 8/1/05 .......    $     3,972,969
  13,000,000   Starwood Hotels & Resorts Worldwide, Inc.
                 6.75%, notes, due 11/15/05 .................         13,715,000

                                                                      17,687,969

Investment Management and Advisory Services - 0.3%
   4,500,000   Franklin Resources, Inc., 3.70%
                 notes, due 4/15/08 .........................          4,487,247

Leisure, Recreation and Gaming - 0.3%
   4,250,000   Hard Rock Hotel, Inc., 8.875%
                 notes, due 6/1/13 (144A) ...................          4,478,438

Life and Health Insurance - 1.8%
   7,000,000   Americo Life, Inc., 7.875%
                 notes, due 5/1/13 (144A) ...................          6,930,000
   4,500,000   Nationwide Financial Services, Inc., 5.625%
                 notes, due 2/13/15 .........................          4,548,474
   3,000,000   Provident Companies, Inc., 6.375%
                 senior notes, due 7/15/05 ..................          3,143,136
   8,000,000   StanCorp Financial Group, Inc., 6.875%
                 senior notes, due 10/1/12 ..................          8,676,712
   3,750,000   UnumProvident Corp., 7.375%
                 debentures, due 6/15/32 ....................          3,759,375

                                                                      27,057,697

Linen Supply and Related Items - 0.2%
   2,750,000   Cintas Corp., 6.00%
                 company guaranteed notes, due 6/1/12 .......          2,975,552

Machine Tools and Related Products - 0.4%
   6,500,000   Kennametal, Inc., 7.20%
                 senior notes, due 6/15/12 ..................          6,861,108

Medical - HMO - 2.0%
               UnitedHealth Group, Inc.:
   8,350,000     7.50%, notes, due 11/15/05 .................          9,197,725
   7,500,000     5.20%, notes, due 1/17/07 ..................          8,015,430
  11,750,000   WellPoint Health Networks, Inc., 6.375%
                 notes, due 6/15/06 .........................         12,842,503

                                                                      30,055,658

Medical - Hospitals - 2.1%
               HCA, Inc.:
  15,000,000     6.91%, notes, due 6/15/05 ..................         15,749,984
   9,000,000     6.95%, senior notes, due 5/1/12 ............          9,320,256
   6,500,000     6.25%, notes, due 2/15/13 ..................          6,427,317
   1,000,000     7.50%, bonds, due 11/6/33 ..................            998,580

                                                                      32,496,137

Medical - Nursing Home - 0.3%
   4,000,000   Manor Care, Inc., 6.25%
                 company guaranteed notes, due 5/1/13 .......          4,105,000

Medical Labs and Testing Services - 1.5%
               Quest Diagnostics, Inc.:
  15,000,000     6.75%, company guaranteed notes
                 due 7/12/06 ................................         16,457,505
   5,000,000   7.50%, company guaranteed notes
                 due 7/12/11 ................................          5,800,890

                                                                      22,258,395

Medical Products - 0.2%
   1,000,000   Fresenius Medical Care Capital Trust IV
                 7.875%, company guaranteed notes
                 due 6/15/11 ................................          1,055,000
   2,000,000   Mallinckrodt, Inc., 6.75%
                 notes, due 9/15/05 .........................          2,102,500

                                                                       3,157,500

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Income Funds  October 31, 2003  15

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--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Metal - Diversified - 0.5%
$  7,000,000   Freeport-McMoRan Copper & Gold, Inc.
                 10.125%, senior notes, due 2/1/10 ..........    $     7,980,000

Multi-Line Insurance - 0.1%
   2,000,000   Farmers Insurance Group of Companies
                 8.50%, notes, due 8/1/04 (144A) ............          2,047,146

Multimedia - 3.6%
               Belo Corp.:
   5,500,000     7.125%, senior notes, due 6/1/07 ...........          6,156,821
   2,750,000     8.00%, senior unsubordinated notes
                 due 11/1/08 ................................          3,215,781
   4,000,000   Corus Entertainment, Inc., 8.75%
                 senior subordinated notes, due 3/1/12 ......          4,405,000
   1,000,000   Cox Enterprises, Inc., 4.375%
                 notes, due 5/1/08 (144A) ...................          1,011,166
  11,750,000   Gannett Company, Inc., 4.95%
                 notes, due 4/1/05 ..........................         12,247,012
   6,000,000   News America, Inc., 6.625%
                 senior notes, due 1/9/08 ...................          6,661,812
               Time Warner, Inc.:
  10,000,000     5.625%, company guaranteed notes
                 due 5/1/05 .................................         10,494,740
   5,525,000     6.875%, company guaranteed notes
                 due 5/1/12 .................................          6,117,247
   5,000,000   Viacom, Inc., 6.40%
                 company guaranteed notes, due 1/30/06 ......          5,418,385

                                                                      55,727,964

Mutual Insurance - 0.6%
               Liberty Mutual Insurance:
   4,500,000     8.50%, notes, due 5/15/25 (144A) ...........          4,545,000
   1,750,000     7.875%, notes, due 10/15/26 (144A) .........          1,671,250
   3,500,000   New York Life Insurance Co., 5.875%
                 notes, due 5/15/33 (144A) ..................          3,431,691

                                                                       9,647,941

Networking Products - 0%
               Candescent Technologies Corp.:
   4,250,000     8.00%, convertible senior subordinated
                 debentures, due 5/1/03 (144A)(omega),ss.,
                 (delta),# ..................................                  0
   2,750,000     8.00%, convertible senior subordinated
                 debentures, due 5/1/03 (144A)(omega),ss.,
                 (pound),# ..................................                  0

                                                                               0

Non-Hazardous Waste Disposal - 0.7%
   2,000,000   Allied Waste North America, Inc., 10.00%
                 company guaranteed notes, due 8/1/09 .......          2,175,000
   8,000,000   Waste Management, Inc., 7.375%
                 senior notes, due 8/1/10 ...................          9,251,560

                                                                      11,426,560

Oil - Field Services - 0.2%
   2,750,000   Halliburton Co., 5.50%
                 notes, due 10/15/10 (144A) .................          2,779,604

Oil and Gas Drilling - 0%
     500,000   Westport Resources Corp., 8.25%
                 company guaranteed notes
                 due 11/1/11 (144A) .........................            551,250

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Exploration and Production - 1.7%
$  6,250,000   Devon Energy Corp., 2.75%
                 senior notes, due 8/1/06 ...................    $     6,243,163
   2,500,000   Magnum Hunter Resources, Inc., 9.60%
                 company guaranteed notes, due 3/15/12 ......          2,787,500
               Pemex Project Funding Master Trust:
  10,000,000     6.125%, company guaranteed notes
                 due 8/15/08 ................................         10,510,000
   5,350,000     8.625%, company guaranteed notes
                 due 2/1/22(omega) ..........................          5,831,500

                                                                      25,372,163

Oil Companies - Integrated - 2.0%
   7,500,000   ChevronTexaco Capital Co., 3.50%
                 company guaranteed notes, due 9/17/07 ......          7,597,552
  12,000,000   Conoco Funding Co., 5.45%
                 company guaranteed notes, due 10/15/06 .....         12,905,207
               Occidental Petroleum Corp.:
   6,500,000     5.875%, senior notes, due 1/15/07 ..........          7,070,525
   3,250,000     4.25%, notes, due 3/15/10 ..................          3,244,241

                                                                      30,817,525

Pharmacy Services - 0.4%
   6,000,000   Medco Health Solutions, Inc., 7.25%
                 senior notes, due 8/15/13 ..................          6,383,508

Pipelines - 1.0%
   2,000,000   Gulfterra Energy Partners L.P., 8.50%
                 company guaranteed notes, due 6/1/10 .......          2,180,000
   4,250,000   Kaneb Pipe Line Operating Partnership L.P.
                 5.875%, senior notes, due 6/1/13 ...........          4,220,348
   4,408,393   Kern River Funding Corp., 4.893%
                 company guaranteed notes
                 due 4/30/18 (144A)(omega) ..................          4,324,809
   3,750,000   Panhandle Eastern Pipe Line Co., 4.80%
                 notes, due 8/15/08 (144A) ..................          3,829,988

                                                                      14,555,145

Property and Casualty Insurance - 2.3%
   6,000,000   First American Capital Trust, 8.50%
                 company guaranteed notes, due 4/15/12 ......          6,570,000
   6,000,000   Fund American Companies, Inc., 5.875%
                 notes, due 5/15/13 .........................          5,992,710
   8,000,000   Markel Corp., 6.80%
                 notes, due 2/15/13 .........................          8,466,239
   2,500,000   Progressive Corp., 6.25%
                 senior notes, due 12/1/32 ..................          2,567,890
   5,000,000   Travelers Property Casualty Corp., 5.00%
                 senior notes, due 3/15/13 ..................          4,984,910
   6,500,000   W. R. Berkley Corp., 5.875%
                 senior notes, due 2/15/13 ..................          6,605,749

                                                                      35,187,498

Publishing - Periodicals - 0.6%
               Dex Media East LLC:
   1,250,000     9.875%, company guaranteed notes
                 due 11/15/09 ...............................          1,415,625
   3,500,000     12.125%, company guaranteed notes
                 due 11/15/12 ...............................          4,221,875
   3,000,000     9.875%, senior subordinated notes
                 due 8/15/13 (144A) .........................          3,412,500

                                                                       9,050,000

See Notes to Schedules of Investments and Financial Statements.

16  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Reinsurance - 0.2%
$  3,250,000   Berkshire Hathaway, Inc., 4.625%
                 notes, due 10/15/13 (144A) .................    $     3,188,081

Retail - Apparel and Shoe - 0.3%
   1,925,000   Gap, Inc., 6.90%
                 notes, due 9/15/07 .........................          2,093,438
   2,250,000   Saks, Inc., 8.25%
                 company guaranteed notes, due 11/15/08 .....          2,542,500

                                                                       4,635,938

Retail - Auto Parts - 0.2%
   3,000,000   AutoZone, Inc., 5.875%
                 senior notes, due 10/15/12 .................          3,143,271

Retail - Discount - 1.2%
               Wal-Mart Stores, Inc.:
  15,000,000     6.875%, senior notes, due 8/10/09 ..........         17,211,600
   1,500,000     4.55%, notes, due 5/1/13 ...................          1,473,354

                                                                      18,684,954

Retail - Drug Store - 0.1%
               Rite Aid Corp.:
   1,000,000     7.625%, senior notes, due 4/15/05 ..........          1,012,500
   1,000,000     7.125%, notes, due 1/15/07 .................          1,010,000

                                                                       2,022,500

Retail - Major Department Stores - 0.2%
   3,000,000   J.C. Penney Company, Inc., 6.00%
                 debentures, due 5/1/06 .....................          3,037,500

Retail - Restaurants - 0.1%
   1,000,000   Yum! Brands, Inc., 7.70%
                 senior notes, due 7/1/12 ...................          1,127,500

Satellite Telecommunications - 0.1%
   1,500,000   INTELSAT, Ltd., 6.50%
                 notes, due 11/1/13 (144A) ..................          1,495,410

Savings/Loan/Thrifts - 0.5%
   4,750,000   Webster Bank, 5.875%
                 subordinated notes, due 1/15/13 ............          4,911,044
   2,250,000   Webster Capital Trust II, 10.00%
                 company guaranteed notes, due 4/1/27 .......          2,696,506

                                                                       7,607,550

Semiconductor Equipment - 0.1%
   1,250,000   Amkor Technology, Inc., 10.50%
                 senior subordinated notes, due 5/1/09 ......          1,343,750

Specified Purpose Acquisition Company - 0.4%
   5,750,000   OneAmerica Financial Partners, 7.00%
                 bonds, due 10/15/33 (144A) .................          5,643,430

Telephone - Integrated - 0.2%
   2,500,000   Deutsche Telekom International Finance BV
                 3.875%, company guaranteed notes
                 due 7/22/08** ..............................          2,492,210

Television - 0.5%
               Univision Communications, Inc.:
   2,250,000     3.50%, senior notes, due 10/15/07 ..........          2,241,410
   5,750,000     3.875%, senior notes, due 10/15/08 .........          5,679,855

                                                                       7,921,265

Shares or Principal Amount                                          Market Value
================================================================================
Theaters - 0.2%
$  2,750,000   AMC Entertainment, Inc., 9.875%
                 senior subordinated notes, due 2/1/12 ......    $     3,018,125

Transportation - Railroad - 0.2%
   2,500,000   CSX Corp., 4.875%
                 notes, due 11/1/09 .........................          2,569,715

Travel Services - 0.5%
   7,000,000   InterActiveCorp, 7.00%
                 notes, due 1/15/13 .........................          7,733,103

Veterinary Diagnostics - 0.2%
   2,250,000   Vicar Operating, Inc., 9.875%
                 company guaranteed notes, due 12/1/09 ......          2,508,750
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,022,749,524) .................      1,066,178,725
--------------------------------------------------------------------------------
Foreign Bonds - 3.2%
Automotive - Truck Parts and Equipment - Original - 0.3%
EUR
   3,750,000   TRW Automotive, 10.125%
                 senior notes, 2/15/13 (144A)** .............          4,882,639

Drug Delivery Systems - 0.2%
EUR
   2,750,000   Fresenius Finance BV, 7.75%
                 company guaranteed notes
                 due 4/30/09 (144A)** .......................          3,404,769

Foreign Government - 2.2%
               Deutscheland Republic:
EUR
   7,500,000     4.50%, bonds, due 8/17/07** ................          9,062,779
  15,750,000     5.00%, bonds, due 7/4/12** .................         19,345,209
EUR
   4,250,000   Spanish Government, 5.00%
                 bonds, due 7/30/12** .......................          5,214,711

                                                                      33,622,699

Venture Capital - 0.5%
EUR
   6,000,000   Valentia Telecommunications, Ltd., 7.25%
                 company guaranteed notes
                 due 8/15/13 (144A)** .......................          7,323,958
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $44,270,551) ......................         49,234,065
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
Finance - Other Services - 0.1%
     38,250    Chevy Chase Preferred Capital
                 Corp., 10.375% .............................          2,189,813

Real Estate Investment Trusts (REIT) - Shopping Centers - 0.1%
      34,350   Saul Centers, Inc., 8.00% ....................            858,750

Savings/Loan/Thrifts - 0.2%
     130,075   Chevy Chase Bank, 8.00% ......................          3,512,025
--------------------------------------------------------------------------------
Total Preferred Stock (cost $6,302,733) .....................          6,560,588
--------------------------------------------------------------------------------
Warrants - 0%
Telephone - Integrated - 0%
       2,700   Versatel Telecom B.V. - expires 5/15/08*,(beta),#
                 (cost $0) ..................................                  0
--------------------------------------------------------------------------------
U.S. Government Agencies - 10.2%
               Fannie Mae:
$ 51,635,000     2.875%, due 10/15/05 .......................         52,472,520
   6,170,000     4.375%, due 10/15/06 .......................          6,465,926
  15,525,000     3.25%, due 11/15/07 ........................         15,556,593
   5,500,000     5.25%, due 1/15/09 .........................          5,898,646
  41,350,000     6.25%, due 2/1/11 ..........................         45,226,851
   6,500,000     4.625%, due 5/1/13 .........................          6,258,025
  21,425,000     6.625%, due 11/15/30 .......................         24,140,319
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $151,762,419) ..........        156,018,880
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Income Funds  October 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
U.S. Treasury Notes/Bonds - 14.9%
               U.S. Treasury Notes:
$  9,700,000     1.625%, due 9/30/05 ........................    $     9,670,444
   1,185,000     5.75%, due 11/15/05 ........................          1,276,653
  28,720,000     2.375%, due 8/15/06 ........................         28,809,750
  24,965,000     4.375%, due 5/15/07 ........................         26,414,143
  20,915,000     3.25%, due 8/15/08 .........................         20,963,209
   9,225,000     3.125%, due 9/15/08 ........................          9,182,842
   4,180,000     3.125%, due 10/15/08 .......................          4,156,814
     265,000     5.75%, due 8/15/10 .........................            296,427
  17,436,292     3.00%, due 7/15/12o ........................         19,085,622
   8,075,000     4.25%, due 8/15/13 .........................          8,042,199
  12,365,000     7.25%, due 5/15/16 .........................         15,323,425
  20,885,000     7.25%, due 8/15/22 .........................         26,120,932
  28,145,000     6.25%, due 8/15/23 .........................         31,764,278
   6,955,000     6.25%, due 5/15/30 .........................          7,952,333
  18,040,000     5.375%, due 2/15/31 ........................         18,642,500
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $225,546,237) .........        227,701,571
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 1.1%
               Fannie Mae
  17,300,000     0.95%, 11/3/03
                 (amortized cost $17,299,087) ...............         17,299,087
--------------------------------------------------------------------------------
Total Investments (total cost $1,467,930,551) - 99.3% .......      1,522,992,916
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7%         10,947,317
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,533,940,233
--------------------------------------------------------------------------------

Contracts
--------------------------------------------------------------------------------
Financial Futures - Short
1,264 Contracts U.S. Treasury - 10-year Note
                 expires December 2003, principal
                 amount $139,199,101, value $141,943,250
                 cumulative appreciation .......................  $  (2,744,149)
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country              % of Investment Securities                     Market Value
--------------------------------------------------------------------------------
Australia                                  0.2%                    $   2,977,707
Canada                                     1.4%                       20,810,207
Germany                                    2.0%                       30,900,198
Ireland                                    0.5%                        7,323,958
Luxembourg                                 0.7%                       10,716,875
Mexico                                     0.8%                       12,196,625
Netherlands                                0.2%                        3,404,769
Spain                                      0.3%                        5,214,711
United Kingdom                             1.8%                       26,472,146
United States++                           92.1%                    1,402,975,720
--------------------------------------------------------------------------------
Total                                    100.0%                   $1,522,992,916

++Includes Short-Term Securities (91.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and       Currency                Currency              Unrealized
Settlement Date       Units Sold         Value in $ U.S.             Gain/(Loss)
--------------------------------------------------------------------------------
Euro 3/26/04          41,900,000             $48,497,377              $(677,326)
--------------------------------------------------------------------------------
Total                                        $48,497,377              $(677,326)

See Notes to Schedules of Investments and Financial Statements.

18  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND                                          Michael Buchanan
                                                               portfolio manager

SPECIAL NOTICE TO JANUS HIGH-YIELD FUND SHAREHOLDERS:

We're pleased to announce the appointment of Gibson Smith as portfolio manager of Janus High-Yield Fund, effective December 5, 2003. Gibson replaces Michael Buchanan, who will be leaving the firm to pursue other opportunities. Michael will be working closely with Gibson to ensure a seamless transition until he leaves on December 19.

Gibson has spent his entire career working in the fixed-income discipline; prior to joining Janus in 2001, he worked for 10 years in the fixed-income division at Morgan Stanley. He currently serves as portfolio manager of Janus Short-Term Bond Fund, a position that he will continue to hold.

We do not anticipate any change in the investment objective or philosophy behind Janus High-Yield Fund and Gibson plans to manage this portfolio with attention to both total return and capital appreciation. Since joining Janus, Gibson has leveraged Janus' dedicated fixed-income research team, and also our extensive equity research resources, which he believes can be the edge in successfully managing high- yield securities.

Gibson's solid experience, along with the strength of Janus' fixed-income and equity research teams, provide a strong combination that we believe will benefit shareholders of Janus High-Yield Fund.

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus High-Yield Fund returned 16.00%, while its benchmark, the Lehman Brothers High-Yield Bond Index, gained 33.77%.(1) As a result, the Fund ranked in the fourth quartile based on total return, placing 382nd out of 396 high current yield funds as tracked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

After outpacing stocks for three consecutive years - the first time that has occurred since 1939-'41 - U.S. Treasury securities reversed course in 2003. However, the road was a bumpy one as Treasury yields rose and fell with the headline news and the fortunes of the stock market. Time and again, investors fled Treasuries when better-than-expected economic reports lifted equities and pressured Treasury prices only to return when disappointing economic data and, later, fears of a protracted military campaign in Iraq, caused them to abandon stocks and seek refuge in the Treasury market. As the conflict cooled in the spring, investors turned their full attention to the economy, where evidence of a rebound was mounting. Meanwhile, in a bid to support the nascent economic recovery, the Federal Reserve cut short-term interest rates twice during the fiscal year, the last time to a 45-year low of 1%. Central bankers also indicated they had the flexibility necessary to keep rates low for the foreseeable future, which further buoyed bond market sentiment. Many corporations took advantage of the low-interest-rate environment to refinance their debt, streamline their balance sheets and reduce their borrowing costs. This, together with Treasury yields that in June hit all-time lows, helped corporate bonds rally as investors sought better returns and greater upside beyond the Treasury market. Likewise, high-yield bonds showed renewed vigor, bolstered by a brighter economic outlook, improving corporate profits and a rejuvenated stock market. As the fiscal year came to a close, an economy on the mend and investors' increased appetite for risk favored corporate and high-yield bonds, while Treasury yields trended higher against the backdrop of an ailing U.S. dollar and exploding federal deficit.

MANAGER'S OVERVIEW

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND'S MANAGEMENT AND POSITIONING DURING THE YEAR?
Throughout the first half of the fiscal year, the portfolio was positioned very conservatively with a large cash position and a significant correlation to the investment-grade market. While this approach may have stabilized performance during last year's market rout, it left the Fund vulnerable to rising interest rates. It also hampered our ability to capitalize on improvement in the high-yield market. Consequently, we moved quickly to reposition the Fund, capitalizing on the July retrenchment to initiate positions in a number of high-yield securities that combined improving fundamentals and generous coupon payments. As we tried to better align the Fund with its benchmark, overall yield increased by nearly 100 basis points.

                                        Janus Income Funds  October 31, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST IMPACT ON PERFORMANCE?
When viewed by total contribution to price return, our position in a 10.625%
note issued by luxury homebuilder WCI Communities was our top performer. These notes are callable and mature in 2011. Two hotel operators, Starwood Hotels and John Q. Hammons Hotels, also performed well. Starwood operates hotels under such brands as Westin, Sheraton and others while John Q. Hammons runs franchised inns under the Holiday Inn, Embassy Suites and Marriot banners. Our Starwood bonds carry a 7.375% coupon and mature in 2007, while our Hammons bonds pay a coupon of 8.875%, are callable and mature in 2012. Our 8.75% callable bonds issued by Triton PCS, which operates a wireless network in the Southeastern U.S., also performed well. These bonds come due in 2011. Finally, AMC Entertainment's callable 9.875% bonds, which mature in 2012, also performed well. AMC operates movie theaters in the U.S., Canada and abroad.

Setbacks included our position in 9.25% bonds issued by New World Pasta, which sells pre-packaged pasta under brand names such as American Beauty and Ronzoni. These bonds are callable and come due in 2009. Results were also held back by Trump Holdings & Funding, an affiliate of Trump Hotels & Casinos. Our Trump bonds carry a coupon of 11.625%, are callable, and mature in 2010. Other disappointments included our position in the 9.25% callable bonds issued by electricity generator Reliant Resources and our holdings of 11.00% callable bonds issued by packaging and specialty chemicals producer Radnor Holdings. Both of these bonds come due in 2010. Finally, our 9.00% notes issued by JP Morgan Chase as a special purpose entity and maturing in 2008 emerged as our fifth biggest detractor from performance when viewed by their overall contribution to price performance.

Q. HOW WILL THE FUND BE MANAGED IN THE MONTHS AHEAD?
I'm pleased to hand management of the Fund over to my colleague, Gibson Smith. Each of us on the Janus fixed-income team has worked very closely on researching, generating and refining investment ideas for our portfolios. Under Gibson, the Fund will continue to seek to maximize total return and current yield opportunities, while seeking to avoid excessive risk. To this end, the goal is to run a fully-invested portfolio that manages risk through diversification, rigorous credit analysis and disciplined bottom-up portfolio construction. Shareholders of this Fund are backed by the support of a dedicated fixed-income investment team and the backing of the entire Janus research effort.

[GRAPH]

Janus High-Yield Fund $18,911
Lehman Brothers High-Yield Bond Index $15,899

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus High-Yield Fund and the Lehman Brothers High-Yield Bond Index. Janus High-Yield Fund is represented by a shaded area of blue. The Lehman Brothers High-Yield Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 2003. The upper and lower right quadrants reflects the ending value of the hypothetical investment in Janus High-Yield Fund ($18,911) as compared to the Lehman Brothers High-Yield Bond Index ($15,899).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                               CALENDAR
                                YEAR-         ONE         FIVE          SINCE
                               TO-DATE        YEAR        YEAR        INCEPTION*
--------------------------------------------------------------------------------
Janus High-Yield Fund           12.83%       16.00%       6.54%          8.47%
--------------------------------------------------------------------------------
Lehman Brothers
High-Yield Bond Index           24.23%       33.77%       5.32%          6.10%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
By investing primarily in higher-yielding (and higher-risk) corporate debt securities, this aggressive income fund pursues high current income as well as capital appreciation when consistent with its high current income objective.

FUND PROFILE
--------------------------------------------------------------------------------
                                       OCTOBER 31, 2003         OCTOBER 31, 2002

Weighted Average Maturity                      6.5 Yrs.                 4.6 Yrs.
Average Modified Duration**                    4.5 Yrs.                 3.2 Yrs.
30-Day Current Yield***                           6.60%                    6.70%
Weighted Average Fixed Income
  Credit Rating                                       B                        B
Number of Bonds                                     212                      155

20  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Common Stock -- 0.5%

Preferred Stock -- 0.9%

Foreign Dollar/Non-Dollar Bonds -- 2.8%

Cash and Cash Equivalents -- 5.0%

Corporate Bonds -- 90.8%

TOP 10 INDUSTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND

[BAR CHART]

Casino Hotels                         6.5%
Building -- Residential
  and Commercial                      6.1%
Cable Television                      5.1%
Automotive -- Truck Parts and
  Equipment -- Original               4.5%
Pipelines                             4.0%
Containers -- Metal and Glass         3.3%
Oil Companies --
  Exploration and Production          3.0%
Hotels and Motels                     2.8%
Cellular Telecommunications           2.6%
Funeral Services
  and Related Items                   2.0%

--------------------------------------------------------------------------------
(1) Both returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus High-Yield Fund 36th out of 239 high current yield funds for the 5-year period.

  * The Fund's inception date - 12/29/95.
 ** A theoretical measure of price volatility.
*** Yield will fluctuate.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds.
High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

A 1% redemption fee may be imposed on shares held for 3 months or less.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2005. Without such waivers, yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Income Funds  October 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 93.6%
Advanced Materials/Products - 0.2%
$  1,500,000   Foamex L.P./Foamex Capital Corp., 10.75%
                 company guaranteed notes, due 4/1/09 .......    $     1,320,000

Advertising Agencies - 0.8%
               Interpublic Group of Companies, Inc.:
   2,000,000     7.875%, notes, due 10/15/05 ................          2,120,000
   4,000,000     7.25%, notes, due 8/15/11 ..................          4,240,000

                                                                       6,360,000

Advertising Services - 0.5%
   2,000,000   R.H. Donnelley Financial Corp. Trust I
                 8.875%, company guaranteed notes
                 due 12/15/10 ...............................          2,242,500
   1,500,000   Vertis Inc., 13.50%
                 subordinated notes, due 12/7/09 ............          1,380,000

                                                                       3,622,500

Aerospace and Defense - 0.5%
     750,000   Esterline Technologies Corp., 7.75%
                 senior subordinated notes
                 due 6/15/13 (144A) .........................            800,625
   2,500,000   Titan Corp., 8.00%
                 company guaranteed notes, due 5/15/11 ......          2,875,000

                                                                       3,675,625

Aerospace and Defense - Equipment - 0.9%
   5,000,000   BE Aerospace, Inc., 8.50%
                 senior notes, due 10/1/10 ..................          5,150,000
   2,000,000   DRS Technologies, Inc., 6.875%
                 senior subordinated notes
                 due 11/1/13 (144A) .........................          2,010,000

                                                                       7,160,000

Agricultural Chemicals - 0.5%
   4,000,000   IMC Global, Inc., 6.55%
                 notes, due 1/15/05 .........................          4,000,000

Airlines - 0.8%
   6,800,000   Continental Airlines, Inc., 7.25%
                 pass thru certificates, due 11/1/05 ........          6,223,788

Apparel Manufacturers - 0.7%
   3,000,000   GFSI, Inc., 9.625%
                 senior subordinated notes, due 3/1/07 ......          2,730,000
   1,000,000   Oxford Industries, Inc., 8.875%
                 senior notes, due 6/1/11 (144A) ............          1,076,250
   1,500,000   Phillips Van-Heusen Corp., 8.125%
                 senior notes, due 5/1/13 (144A) ............          1,582,500

                                                                       5,388,750

Appliances - 0.3%
   2,000,000   Applica, Inc., 10.00%
                 senior subordinated notes, 7/31/08 .........          2,070,000

Shares or Principal Amount                                          Market Value
================================================================================
Automotive - Truck Parts and Equipment - Original - 4.5%
               Federal-Mogul Corp.:
$  2,000,000     7.50%, notes, due 7/1/04(pi)................    $       360,000
   2,000,000     7.50%, company guaranteed notes
                 due 1/15/09o ...............................            360,000
   6,000,000   Lear Corp., 7.96%
                 company guaranteed notes, due 5/15/05 ......          6,450,000
   6,500,000   Tenneco Automotive, Inc., 11.625%
                 company guaranteed notes, due 10/15/09 .....          6,743,750
               TRW Automotive, Inc.:
   4,000,000     11.00%, senior subordinated notes
                 due 2/15/13 (144A) .........................          4,720,000
  13,000,000     9.375%, senior notes, due 2/15/13 (144A) ...         14,755,000
   1,000,000   United Components, Inc., 9.375%
                 senior subordinated notes
                 due 6/15/13 (144A) .........................          1,025,000

                                                                      34,413,750

Beverages - Non-Alcoholic - 0.2%
   1,500,000   Cott Beverages, Inc., 8.00%
                 company guaranteed notes, due 12/15/11 .....          1,620,000

Building - Residential and Commercial - 6.1%
   2,000,000   D.R. Horton, Inc., 8.50%
                 company guaranteed notes, due 4/15/12 ......          2,250,000
               K. Hovnanian Enterprises, Inc.:
   3,000,000     9.125%, company guaranteed notes
                 due 5/1/09 .................................          3,187,500
   1,875,000     8.00%, company guaranteed notes
                 due 4/1/12 .................................          2,034,375
   3,500,000     6.50%, senior notes, due 1/15/14 ...........          3,482,500
               KB Home:
   7,000,000     7.75%, senior subordinated notes
                 due 2/1/10 .................................          7,385,000
   2,000,000     9.50%, senior subordinated notes
                 due 2/15/11 ................................          2,220,000
               Meritage Corp.:
   2,000,000     9.75%, company guaranteed notes
                 due 6/1/11 .................................          2,220,000
   2,000,000     9.75%, senior notes, due 6/1/11 (144A) .....          2,220,000
   3,500,000   Ryland Group, Inc., 5.375%
                 senior notes, due 6/1/08 ...................          3,605,000
   2,000,000   Standard Pacific Corp., 7.75%
                 senior notes, due 3/15/13 ..................          2,060,000
   4,000,000   Toll Corp., 8.25%
                 senior subordinated notes, due 2/1/11 ......          4,440,000
   5,000,000   WCI Communities, Inc., 10.625%
                 company guaranteed notes, due 2/15/11 ......          5,575,000
   5,500,000   William Lyon Homes, Inc., 10.75%
                 company guaranteed notes, due 4/1/13 .......          6,105,000

                                                                      46,784,375

See Notes to Schedules of Investments and Financial Statements.

22  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - 4.5%
$  5,000,000   Charter Communications Holdings LLC
                 8.625%, senior notes, due 4/1/09 ...........    $     4,012,500
   1,500,000   Comcast UK Cable Partners, Ltd., 11.20%
                 debentures, due 11/15/07(omega) ............          1,500,000
   5,000,000   CSC Holdings, Inc., 7.875%
                 senior notes, due 12/15/07 .................          5,112,500
  11,500,000   DIRECTV Holdings
                 8.375%, senior notes, due 3/15/13 ..........         12,937,500
               EchoStar DBS Corp.:
   1,000,000     5.75%, senior notes, due 10/1/08 (144A) ....            996,250
   1,000,000     6.375%, senior notes, due 10/1/11 (144A) ...            995,000
   3,000,000   Insight Communications Company, Inc.
                 0%, senior discount notes, due 2/15/11(omega)         2,100,000
   2,000,000   Mediacom Broadband LLC, 11.00%
                 company guaranteed notes, due 7/15/13 ......          2,090,000
   5,000,000   Mediacom LLC/Mediacom Capital Corp.
                 9.50%, senior notes, due 1/15/13 ...........          4,750,000

                                                                      34,493,750

Casino Hotels - 6.5%
   3,500,000   Boyd Gaming Corp., 7.75%
                 senior subordinated notes, due 12/15/12 ....          3,701,250
   2,000,000   Chumash Casino & Resort, 9.00%
                 senior notes, due 7/15/10 (144A) ...........          2,190,000
   8,500,000   MGM Mirage, Inc., 8.375%
                 company guaranteed notes, due 2/1/11 .......          9,477,500
   2,000,000   MTR Gaming Group, Inc., 9.75%
                 company guaranteed notes, due 4/1/10 .......          2,105,000
   3,500,000   Park Place Entertainment Corp., 7.00%
                 senior notes, due 4/15/13 ..................          3,648,750
               Station Casinos, Inc.:
   3,000,000     8.875%, senior subordinated notes
                 due 12/1/08 ................................          3,101,250
   4,000,000     9.875%, senior subordinated notes
                 due 7/1/10 .................................          4,445,000
  10,000,000   Trump Holdings and Funding, 11.625%
                 company guaranteed notes, due 3/15/10 ......          8,812,500
   6,000,000   Turning Stone Casino Resort Enterprises
                 9.125%, senior notes, due 12/15/10 (144A) ..          6,502,500
   5,000,000   Venetian Casino Resort LLC/Las Vegas
                 Sands, Inc., 11.00%
                 company guaranteed notes, due 6/15/10 ......          5,768,750

                                                                      49,752,500

Casino Services - 0.3%
   2,500,000   Mikohn Gaming Corp., 11.875%
                 company guaranteed notes, due 8/15/08 ......          2,650,000

Cellular Telecommunications - 2.6%
   3,250,000   Centennial Communications Corp., 10.125%
                 company guaranteed notes
                 due 6/15/13 (144A) .........................          3,380,000
   3,000,000   MetroPCS, Inc., 10.75%
                 senior notes, due 10/1/11 (144A)ss. ........          2,970,000
   2,000,000   Nextel Communications, Inc., 6.875%
                 senior notes, due 10/31/13 .................          2,027,500
               Nextel Partners, Inc.:
   3,000,000     12.50%, senior notes, due 11/15/09 .........          3,480,000
   4,000,000     8.125%, senior notes, due 7/1/11 (144A) ....          4,110,000
   4,000,000   Triton PCS, Inc., 8.75%
                 company guaranteed notes, due 11/15/11 .....          3,840,000

                                                                      19,807,500

Shares or Principal Amount                                          Market Value
================================================================================
Chemicals - Diversified - 1.5%
$  2,000,000   Equistar Chemicals L.P., 10.625%
                 senior notes, due 5/1/11 (144A) ............    $     2,090,000
   5,500,000   Hercules, Inc., 11.125%
                 company guaranteed notes, due 11/15/07 .....          6,380,000
   3,100,000   Lyondell Chemical Co., 10.875%
                 company guaranteed notes, due 5/1/09 .......          3,053,500

                                                                      11,523,500

Chemicals - Specialty - 1.0%
               Huntsman International LLC:
   2,000,000     9.875%, senior notes, due 3/1/09 (144A) ....          2,110,000
   2,000,000     10.125%, company guaranteed notes
                 due 7/1/09 .................................          1,905,000
               Nalco Chemical Co.:
   1,000,000     7.75%, senior notes, due 11/15/11 (144A) ...          1,040,000
   2,500,000     8.875%, senior subordinated notes
                 due 11/15/13 (144A) ........................          2,600,000

                                                                       7,655,000

Commercial Services - 1.1%
   8,000,000   Iron Mountain, Inc., 7.75%
                 company guaranteed notes, due 1/15/15 ......          8,540,000

Computers - Memory Devices - 0.7%
   5,000,000   Seagate Technology HDD Holdings, 8.00%
                 company guaranteed notes, due 5/15/09 ......          5,450,000

Containers - Metal and Glass - 3.3%
   2,000,000   Anchor Glass Container Corp., 11.00%
                 secured notes, due 2/15/13 .................          2,280,000
   3,400,000   Ball Corp., 7.75%
                 company guaranteed notes, due 8/1/06 .......          3,672,000
               Crown European Holdings S.A.:
   4,000,000     9.50%, secured notes, due 3/1/11 ...........          4,440,000
   3,000,000     10.875%, secured notes, due 3/1/13 .........          3,420,000
   6,000,000   Owens-Brockway Glass Container, Inc.
                 8.25%, company guaranteed notes
                 due 5/15/13 ................................          6,330,000
   3,000,000   Owens-Illinois, Inc., 7.80%
                 debentures, due 5/15/18 ....................          2,880,000
   2,250,000   Silgan Holdings, Inc., 6.75%
                 senior subordinated notes
                 due 11/15/13 (144A) ........................          2,252,813

                                                                      25,274,813

Containers - Paper and Plastic - 1.0%
   2,000,000   Fonda Group, Inc., 9.50%
                 senior subordinated notes, due 3/1/07 ......          1,700,000
   3,000,000   Stone Container Corp., 8.375%
                 senior notes, due 7/1/12 ...................          3,165,000
   2,500,000   Sweetheart Cup Company, Inc., 12.00%
                 company guaranteed notes, due 7/15/04 ......          2,493,750

                                                                       7,358,750

Cruise Lines - 0.4%
   3,000,000   Royal Caribbean Cruises, Ltd., 8.00%
                 senior notes, due 5/15/10 ..................          3,225,000

Dialysis Centers - 0.2%
   1,250,000   National Nephrology Associates, Inc., 9.00%
                 senior subordinated notes
                 due 11/1/11 (144A) .........................          1,290,625

Distribution and Wholesale - 0.3%
   2,000,000   Aviall, Inc., 7.625%
                 senior notes, due 7/1/11 ...................          2,085,000

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Income Funds  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Financial Services - 0.2%
$  3,000,000   Finova Group, Inc., 7.50%
                 notes, due 11/15/09 ........................    $     1,500,000

Diversified Operations - 0.8%
   2,000,000   Kansas City Southern, 7.50%
                 company guaranteed notes, due 6/15/09 ......          2,075,000
   4,000,000   SPX Corp., 6.25%
                 senior notes, due 6/15/11 ..................          4,010,000

                                                                       6,085,000

Electric - Distribution - 0.3%
   2,000,000   BRL Universal Equipment, Inc., 8.875%
                 secured notes, due 2/15/08 .................          2,160,000

Electric - Generation - 0.2%
   1,500,000   AES Corp., 9.00%
                 secured notes, due 5/15/15 (144A) ..........          1,605,000

Electric - Integrated - 1.4%
   5,000,000   Allegheny Energy, Inc., 7.75%
                 notes, due 8/1/05 ..........................          5,075,000
   3,000,000   CMS Energy Corp., 9.875%
                 senior notes, due 10/15/07 .................          3,277,500
   2,250,000   Illinois Power Co., 11.50%
                 first mortgage notes, due 12/15/10 .........          2,688,750

                                                                      11,041,250
Electronics - Military - 0.2%
   2,000,000   L-3 Communications Corp., 6.125%
                 company guaranteed notes, due 7/15/13 ......          1,980,000

Engines - Internal Combustion - 0.4%
   3,000,000   Cummins, Inc., 6.45%
                 notes, due 3/1/05 ..........................          3,108,750

Finance - Investment Bankers/Brokers - 0.7%
               LaBranche & Company, Inc.:
   1,000,000     9.50%, senior notes, due 8/15/04 ...........          1,013,750
   4,000,000     12.00%, senior subordinated notes
                 due 3/2/07 .................................          4,100,000

                                                                       5,113,750

Finance - Leasing Companies - 0.7%
   5,000,000   Williams Scotsman, Inc., 9.875%
                 company guaranteed notes, due 6/1/07 .......          5,075,000

Finance - Other Services - 0.7%
   5,000,000   Nexstar Finance LLC/Nexstar Finance, Inc.
                 12.00%, company guaranteed notes
                 due 4/1/08 .................................          5,587,500

Food - Canned - 0.4%
   3,000,000   Del Monte Corp., 8.625%
                 senior subordinated notes
                 due 12/15/12 (144A) ........................          3,315,000

Food - Diversified - 0.7%
   5,000,000   Dole Food Company, Inc., 7.25%
                 company guaranteed notes, due 6/15/10 ......          5,100,000

Food - Retail - 0.6%
   3,000,000   Ingles Markets, Inc., 8.875%
                 company guaranteed notes, due 12/1/11 ......          2,887,500
   2,000,000   Stater Brothers Holdings, Inc., 10.75%
                 senior notes, due 8/15/06 ..................          2,107,500

                                                                       4,995,000

Food - Wholesale/Distribution - 0.3%
   2,000,000   B & G Foods, Inc., 9.625%
                 company guaranteed notes, due 8/1/07 .......          2,055,000

Shares or Principal Amount                                          Market Value
================================================================================
Funeral Services and Related Items - 2.0%
               Service Corporation International:
$  3,000,000     8.375%, notes, due 12/15/04 ................    $     3,067,500
   6,000,000     6.00%, notes, due 12/15/05 .................          6,045,000
   2,000,000     7.20%, notes, due 6/1/06 ...................          2,035,000
   4,000,000   Stewart Enterprises, Inc., 10.75%
                 company guaranteed notes, due 7/1/08 .......          4,510,000

                                                                      15,657,500

Gambling - Non-Hotel - 1.6%
   5,000,000   Isle of Capri Casinos, Inc., 8.75%
                 company guaranteed notes, due 4/15/09 ......          5,293,750
               Mohegan Tribal Gaming Authority:
   4,000,000     6.375%, senior subordinated notes
                 due 7/15/09 (144A) .........................          4,095,000
   3,000,000     8.00%, senior subordinated notes
                 due 4/1/12 .................................          3,262,500

                                                                      12,651,250

Gas - Distribution - 0.3%
   2,000,000   Colorado Interstate Gas Co., 10.00%
                 debentures, due 6/15/05 ....................          2,122,500

Gas - Transportation - 0.8%
   6,000,000   Williams Gas Pipelines Central, Inc., 7.375%
                 senior notes, due 11/15/06 (144A) ..........          6,585,000

Hotels and Motels - 2.8%
   6,000,000   John Q. Hamons Hotels, Inc., 8.875%
                 first mortgage notes, due 5/15/12 ..........          6,540,000
               La Quinta Properties, Inc.:
   4,000,000     7.40%, senior notes, due 9/15/05 ...........          4,170,000
   5,000,000     8.875%, senior notes, due 3/15/11 (144A) ...          5,518,750
   5,000,000   Starwood Hotels & Resorts Worldwide, Inc.
                 7.375%, company guaranteed notes
                 due 5/1/07(omega) ..........................          5,387,500

                                                                      21,616,250

Independent Power Producer - 0.6%
               Calpine Corp.:
   3,500,000     10.50%, senior notes, due 5/15/06 ..........          3,255,000
   1,000,000     7.875%, senior notes, due 4/1/08 ...........            705,000
   1,000,000     8.625%, senior notes, due 8/15/10 ..........            712,500

                                                                       4,672,500

Instruments - Scientific - 0.7%
               Fisher Scientific International, Inc.:
   3,000,000     8.125%, senior subordinated notes
                 due 5/1/12 .................................          3,225,000
   1,750,000     8.00%, senior subordinated notes
                 due 9/1/13 (144A) ..........................          1,881,250

                                                                       5,106,250

Machinery - Farm - 0.6%
   4,000,000   Case New Holland, Inc., 9.25%
                 senior notes, due 8/1/11 (144A) ............          4,440,000

Medical - Biomedical and Genetic - 0.3%
   2,500,000   Bio-Rad Laboratories, Inc., 7.50%
                 senior subordinated notes
                 due 8/15/13 (144A) .........................          2,631,250

Medical - Drugs - 0.5%
   4,000,000   Biovail Corp., 7.875%
                 senior subordinated notes, due 4/1/10 ......          3,930,000

See Notes to Schedules of Investments and Financial Statements.

24  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Hospitals - 0.4%
$  2,000,000   Tenet Healthcare Corp., 6.375%
                 senior notes, due 12/1/11 ..................    $     1,855,000
   1,250,000   Vanguard Health Systems, Inc., 9.75%
                 company guaranteed notes, due 8/1/11 .......          1,337,500

                                                                       3,192,500

Medical - Wholesale Drug Distributors - 0.5%
               AmerisourceBergen Corp.:
   1,000,000     8.125%, senior notes, due 9/1/08 ...........          1,085,000
   2,000,000     7.25%, company guaranteed notes
                 due 11/15/12 ...............................          2,060,000
   1,000,000   Bergen Brunswig Corp., 7.25%
                 senior notes, due 6/1/05 ...................          1,043,750

                                                                       4,188,750

Medical Products - 0.3%
   2,000,000   Hanger Orthopedic Group, Inc., 10.375%
                 company guaranteed notes, due 2/15/09 ......          2,260,000

Metal - Diversified - 1.0%
   1,500,000   Earle M. Jorgensen Co., 9.75%
                 secured notes, due 6/1/12 ..................          1,627,500
   5,000,000   Freeport-McMoRan Copper & Gold, Inc.
                 10.125%, senior notes, due 2/1/10 ..........          5,700,000

                                                                       7,327,500

Metal Processors and Fabricators - 0.3%
   2,000,000   Trimas Corp., 9.875%
                 company guaranteed notes, due 6/15/12 ......          2,010,000

Metal Products - Fasteners - 0.7%
   5,000,000   Fastentech, Inc., 11.50%
                 senior notes, due 5/1/11 (144A) ............          5,300,000

Miscellaneous Manufacturing - 0.3%
   2,500,000   Reddy Ice Group, Inc., 8.875%
                 senior subordinated notes
                 due 8/1/11 (144A) ..........................          2,612,500

MRI and Medical Diagnostic Imaging Center - 0.8%
   3,000,000   Alliance Imaging, Inc., 10.375%
                 senior subordinated notes, due 4/15/11 .....          3,172,500
   3,000,000   Insight Health Services Corp., 9.875%
                 company guaranteed notes, due 11/1/11 ......          3,225,000

                                                                       6,397,500

Multi-Line Insurance - 0.8%
   2,000,000   Fairfax Financial Holdings, Ltd., 6.875%
                 notes, due 4/15/08 .........................          1,930,000
   4,000,000   Willis Corroon Corp., 9.00%
                 company guaranteed notes, due 2/1/09 .......          4,230,000

                                                                       6,160,000

Multilevel Direct Selling - 0.3%
   2,000,000   Home Interiors & Gifts, Inc., 10.125%
                 company guaranteed notes, due 6/1/08 .......          2,050,000

Multimedia - 0.6%
   4,000,000   LBI Media, Inc., 10.125%
                 company guaranteed notes, due 7/15/12 ......          4,490,000

Non-Hazardous Waste Disposal - 0.6%
   4,500,000   Allied Waste North America, Inc., 10.00%
                 company guaranteed notes, due 8/1/09 .......          4,893,750

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Exploration and Production - 3.0%
$  3,000,000   Belden & Blake Corp., 9.875%
                 company guaranteed notes, due 6/15/07 ......    $     2,835,000
               Chesapeake Energy Corp.:
   2,000,000     7.875%, senior notes, due 3/15/04 ..........          2,045,000
   4,000,000     7.50%, senior notes, due 9/15/13 (144A) ....          4,300,000
   2,250,000   Energy Partners, Ltd., 8.75%
                 company guaranteed notes
                 due 8/1/10 (144A) ..........................          2,317,500
               Magnum Hunter Resources, Inc.:
   1,091,000     10.00%, company guaranteed notes
                 due 6/1/07 .................................          1,127,821
   2,000,000     9.60%, company guaranteed notes
                 due 3/15/12 ................................          2,230,000
   1,000,000   Range Resources Corp., 7.375%
                 senior subordinated notes, due 7/15/13 .....            992,500
   3,000,000   Stone Energy Corp., 8.25%
                 senior subordinated notes, due 12/15/11 ....          3,210,000
   2,000,000   Swift Energy Co., 9.375%
                 senior subordinated notes, due 5/1/12 ......          2,170,000
   1,500,000   Tom Brown, Inc., 7.25%
                 units, due 9/15/13 .........................          1,567,500

                                                                      22,795,321

Oil Refining and Marketing - 0.7%
   4,955,000   Premcor Refining Group, 8.625%
                 senior notes, due 8/15/08 ..................          5,128,425

Paper and Related Products - 0.6%
   4,000,000   Georgia-Pacific Corp., 9.50%
                 debentures, due 12/1/11 ....................          4,640,000

Pharmacy Services - 0.4%
   1,000,000   AdvancePCS, 8.50%
                 company guaranteed notes, due 4/1/08 .......          1,095,000
   2,000,000   Caremark Rx, Inc., 7.375%
                 senior notes, due 10/1/06 ..................          2,145,000

                                                                       3,240,000

Physicians Practice Management - 0.3%
   2,000,000   Ameripath, Inc., 10.50%
                 company guaranteed notes, due 4/1/13 .......          2,110,000

Pipelines - 4.0%
   1,000,000   ANR Pipeline, Inc., 8.875%
                 notes, due 3/15/10 .........................          1,090,000
   4,250,000   Dynegy Holdings, Inc., 10.125%
                 secured notes, due 7/15/13 (144A) ..........          4,611,250
               El Paso Corp.:
   3,000,000     7.00%, senior notes, due 5/15/11 ...........          2,527,500
   1,500,000     7.875%, notes, due 6/15/12 .................          1,278,750
   1,500,000   El Paso Natural Gas Co., 6.75%
                 notes, due 11/15/03 ........................          1,500,000
   5,000,000   Gulfterra Energy Partners L.P., 8.50%
                 company guaranteed notes, due 6/1/10 .......          5,450,000
   2,000,000   Northwest Pipeline Corp., 8.125%
                 company guaranteed notes, due 3/1/10 .......          2,205,000
   3,000,000   Southern Natural Gas Co., 8.875%
                 notes, due 3/15/10 .........................          3,270,000
   4,000,000   Transcontinental Gas Pipe Line Corp.
                 6.125%, notes, due 1/15/05 .................          4,070,000
   3,965,000   Williams Companies, Inc., 8.625%
                 senior notes, due 6/1/10 ...................          4,341,675

                                                                      30,344,175

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Income Funds  October 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Poultry - 0.5%
$  3,380,000   Pilgrim's Pride Corp., 9.625%
                 company guaranteed notes, due 9/15/11 ......    $     3,696,875

Publishing - Books - 0.3%
   2,000,000   Houghton Mifflin Co., 9.875%
                 senior subordinated notes, due 2/1/13 ......          2,162,500

Publishing - Newspapers - 0.3%
   2,000,000   Hollinger International Publishing, Inc.
                 9.00%, senior notes, due 12/15/10 ..........          2,120,000

Publishing - Periodicals - 1.2%
   3,500,000   Dex Media West LLC, 9.875%
                 senior subordinated notes
                 due 8/15/13 (144A) .........................          3,981,250
   5,000,000   PRIMEDIA, Inc., 8.875%
                 company guaranteed notes, due 5/15/11 ......          5,162,500

                                                                       9,143,750

Racetracks - 1.9%
  14,000,000   Old Evangeline Downs LLC, 13.00%
                 company guaranteed notes, due 3/1/10 .......         14,437,500

Radio - 0.1%
   1,000,000   Susquehanna Media Co., 7.375%
                 senior subordinated notes, due 4/15/13 .....          1,032,500

Real Estate Investment Trusts (REIT) - Diversified - 0.4%
   3,000,000   Corrections Corporation of America, 7.50%
                 senior notes, due 5/1/11 ...................          3,135,000

Real Estate Investment Trusts (REIT) - Health Care - 0.7%
   5,000,000   Senior Housing Properties Trust, 8.625%
                 senior notes, due 1/15/12 ..................          5,450,000

Real Estate Management/Services - 1.1%
   8,000,000   LNR Property Corp., 7.625%
                 senior subordinated notes
                 due 7/15/13 (144A) .........................          8,240,000

Recycling - 0.2%
   1,400,000   IMCO Recycling, Inc., 10.375%
                 secured notes, due 10/15/10 (144A) .........          1,386,000

Rental Automotive/Equipment - 0.9%
               United Rentals, Inc.:
   4,000,000     10.75%, company guaranteed notes
                 due 4/15/08 ................................          4,490,000
   2,500,000     7.75%, senior subordinated notes
                 due 11/15/13 (144A) ........................          2,493,750

                                                                       6,983,750

Resorts and Theme Parks - 1.3%
   3,000,000   Booth Creek Ski Holdings, Inc., 12.50%
                 company guaranteed notes, due 3/15/07 ......          2,985,000
   3,000,000   Kerzner International, Ltd., 8.875%
                 company guaranteed notes, due 8/15/11 ......          3,273,750
   4,000,000   Six Flags, Inc., 9.50%
                 senior notes, due 2/1/09 ...................          3,920,000

                                                                      10,178,750

Retail - Apparel and Shoe - 1.0%
               Saks, Inc.:
   4,000,000     7.00%, company guaranteed notes
                 due 7/15/04 ................................          4,120,000
   3,000,000     8.25%, company guaranteed notes
                 due 11/15/08 ...............................          3,390,000

                                                                       7,510,000

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Automobile - 0.3%
$  1,900,000   Group 1 Automotive, Inc., 8.25%
                 senior subordinated notes
                 due 8/15/13 (144A) .........................    $     2,061,500

Retail - Drug Store - 0.1%
     400,000   Rite Aid Corp., 11.25%
                 company guaranteed notes, due 7/1/08 .......            450,000

Retail - Sporting Goods - 0.6%
   2,500,000   Big Five Corp., 10.875%
                 senior notes, due 11/15/07 .................          2,628,125
   2,000,000   Remington Arms Company, Inc., 10.50%
                 company guaranteed notes, due 2/1/11 .......          2,092,500

                                                                       4,720,625

Satellite Telecommunications - 0.5%
   4,000,000   PanAmSat Corp., 6.875%
                 debentures, due 1/15/28 ....................          3,920,000

Specified Purpose Acquisition Company - 2.0%
   1,500,000   American Achievement Corp., 11.625%
                 company guaranteed notes, due 1/1/07 .......          1,657,500
   2,850,000   Eircom Funding, 8.25%
                 senior suboridinated notes
                 due 8/15/13 (144A) .........................          3,099,375
   5,000,000   Interline Brands, Inc., 11.50%
                 senior subordinated notes
                 due 5/15/11 (144A) .........................          5,400,000
   2,500,000   Phibro Animal Health Corp., 13.00%
                 units, due 12/1/07 (144A)ss. ...............          2,575,000
   2,000,000   Universal City Development, 11.75%
                 senior notes, due 4/1/10 (144A) ............          2,312,500

                                                                      15,044,375

Steel - Producers - 0.4%
   3,000,000   United States Steel Corp., 9.75%
                 senior notes, due 5/15/10 ..................          3,165,000

Telecommunication Equipment - 0.3%
   2,000,000   Avaya, Inc., 11.125%
                 secured notes, due 4/1/09 ..................          2,360,000

Telecommunication Services - 1.5%
   5,008,719   Calpoint Receivable Structured Trust 2001
                 7.44%, notes, due 12/10/06 (144A) ..........          4,946,110
   4,000,000   Insight Midwest L.P./Insight Capital, Inc.
                 9.75%, senior notes, due 10/1/09 ...........          4,080,000
   2,500,000   Qwest Corp., 8.875%
                 notes, due 3/15/12 (144A)(omega) ...........          2,825,000

                                                                      11,851,110

Telephone - Integrated - 1.8%
   2,250,000   Cincinnati Bell, Inc., 8.375%
                 senior subordinated notes
                 due 1/15/14 (144A) .........................          2,320,313
               MCI Communications Corp.:
   3,500,000     8.25%, debentures, due 1/20/23 .............          2,896,250
   1,000,000     7.75%, debentures, due 3/23/25 .............            827,500
   4,500,000     7.125%, debentures, due 6/15/27 ............          3,723,750
   3,400,000   Qwest Communications International, Inc.
                 7.50%, senior notes, due 11/1/08 ...........          3,298,000
     750,000   Qwest Services Corp., 13.50%
                 notes, due 12/15/10 (144A) .................            875,625

                                                                      13,941,438

See Notes to Schedules of Investments and Financial Statements.

26  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Television - 0.6%
$  3,000,000   Allbritton Communications Co., 7.75%
                 senior subordinated notes, due 12/15/12 ....    $     3,060,000
   2,000,000   LIN TV Corp., 6.50%
                 senior subordinated notes
                 due 5/15/13 (144A) .........................          1,945,000

                                                                       5,005,000

Textile - Apparel - 0.5%
   3,750,000   Broder Brothers Co., 11.25%
                 senior notes, due 10/15/10 (144A) ..........          3,843,750

Theaters - 1.4%
  10,000,000   AMC Entertainment, Inc., 9.875%
                 senior subordinated notes, due 2/1/12 ......         10,975,000

Transportation - Marine - 0.7%
   5,000,000   General Maritime Corp., 10.00%
                 senior notes, due 3/15/13 ..................          5,587,500

Travel Services - 0.2%
   2,000,000   Worldspan Corp., 9.625%
                 senior notes, due 6/15/11 (144A) ...........          1,950,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $687,104,337) ...................        719,371,320
--------------------------------------------------------------------------------
Common Stock - 0.5%
Casino Services - 0.5%
     666,886   Mikohn Gaming Corp.*,ss.,# (cost $3,562,005) .          3,523,159
--------------------------------------------------------------------------------
Preferred Stock - 0.9%
Cable Television - 0.6%
      48,000   CSC Holdings, Inc., 11.125% ..................          5,028,000
Publishing - Periodicals - 0.3%
      20,000   PRIMEDIA, Inc., 10.00% .......................          1,940,000
--------------------------------------------------------------------------------
Total Preferred Stock (cost $6,943,500) .....................          6,968,000
--------------------------------------------------------------------------------
Warrants - 0%
Casino Services - 0%
     166,722   Mikohn Gaming Corp.
                 - expires 08/15/08*,(beta),# (cost $167) ...            183,394
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 5.6%
               Fannie Mae
$ 42,800,000     0.95%, due 11/3/03
                 (amortized cost $42,797,741) ...............         42,797,741
--------------------------------------------------------------------------------
Total Investments (total cost $740,407,750) - 100.6% ........        772,843,614
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.6)%      (4,811,015)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   768,032,599
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country              % of Investment Securities                     Market Value
--------------------------------------------------------------------------------
Bermuda                                    0.2%                     $  1,500,000
Canada                                     0.5%                        3,930,000
Cayman Islands                             0.7%                        5,450,000
France                                     1.0%                        7,860,000
Liberia                                    0.4%                        3,225,000
United States++                           97.2%                      750,878,614
--------------------------------------------------------------------------------
Total                                    100.0%                     $772,843,614

++Includes Short-Term Securities (91.6% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Income Funds  October 31, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SHORT-TERM BOND FUND

[PHOTO]
Gibson Smith
portfolio manager

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Short-Term Bond Fund returned 4.12%, while its benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, gained 3.26%.(1) As a result, the Fund ranked in the first quartile based on total return, placing 25th out of 136 short-term investment grade debt funds as tracked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

After outpacing stocks for three consecutive years - the first time that has occurred since 1939-'41 - U.S. Treasury securities reversed course in 2003. However, the road was a bumpy one as Treasury yields rose and fell with the headline news and the fortunes of the stock market. Time and again, investors fled Treasuries when better-than-expected economic reports lifted equities and pressured Treasury prices only to return when disappointing economic data and, later, fears of a protracted military campaign in Iraq, caused them to abandon stocks and seek refuge in the Treasury market. As the conflict cooled in the spring, investors turned their full attention to the economy, where evidence of a rebound was mounting. Meanwhile, in a bid to support the nascent economic recovery, the Federal Reserve cut short-term interest rates twice during the fiscal year, the last time to a 45-year low of 1%. Central bankers also indicated they had the flexibility necessary to keep rates low for the foreseeable future, which further buoyed bond market sentiment. Many corporations took advantage of the low-interest-rate environment to refinance their debt, streamline their balance sheets and reduce their borrowing costs. This, together with Treasury yields that in June hit all-time lows, helped corporate bonds rally as investors sought better returns and greater upside beyond the Treasury market. Likewise, high-yield bonds showed renewed vigor, bolstered by a brighter economic outlook, improving corporate profits and a rejuvenated stock market. As the fiscal year came to a close, an economy on the mend and investors' increased appetite for risk favored corporate and high-yield bonds, while Treasury yields trended higher against the backdrop of an ailing U.S. dollar and exploding federal deficit.

MANAGER'S OVERVIEW

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND'S MANAGEMENT AND POSITIONING DURING THE YEAR?
I took over management of this portfolio on July 18, 2003, just as we were entering a period of considerable volatility in the fixed-income markets. I was able to reposition the Fund to capitalize on the gyrations in the market and am pleased to report that we were able to improve not only the absolute performance of the Fund, but the performance versus the index as well. In addition, we improved performance versus our competitors, which resulted in a top-quartile ranking for the year. I am fortunate to be surrounded by an outstanding group of analysts (both fixed income and equity) who are focused on generating returns for our shareholders.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST IMPACT ON PERFORMANCE?
Our overweight position in credit was largely responsible for our outperformance. Overweighting in cable through our position in Comcast, retailing through our position in the Gap, and industrial conglomerates through GE and Tyco, all added to our performance. Higher yields weighed on our treasury positions while wider spreads on agency debt put pressure on our agency positions.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
My primary goal in managing the Fund is to preserve capital and minimize risk, while providing investors with returns that exceed money market returns. I will continue to maintain a conservative portfolio and will leverage our outstanding analysts to uncover the best return opportunities via our rigorous research process. I am intensely focused on managing the trade-off between risk and reward within this conservative Fund.

Our goal is not to try and hit home runs but to consistently hit singles, day in and day out. I believe this should lead to consistent, improved, long-term results.

28  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[GRAPH]

Janus Short-Term Bond Fund $17,682
Lehman Brothers 1-3 Year Government/Credit Index $18,815

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Short-Term Bond Fund and the Lehman Brothers 1-3 Year Government/Credit Index. Janus Short-Term Bond Fund is represented by a shaded area of blue. The Lehman Brothers 1-3 Year Government/Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Short-Term Bond Fund ($17,682) as compared to the Lehman Brothers 1-3 Year Government/Credit Index ($18,815).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                      CALENDAR
                        YEAR-       ONE         FIVE        TEN         SINCE
                       TO-DATE      YEAR        YEAR        YEAR      INCEPTION*
--------------------------------------------------------------------------------
Janus Short-Term
Bond Fund               3.20%       4.12%       5.03%       5.25%        5.24%
--------------------------------------------------------------------------------
Lehman Brothers
1-3 Year Government/
Credit Index            2.16%       3.26%       5.73%       5.88%        5.82%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
Focuses on short and intermediate-term fixed-income securities.

FUND PROFILE
--------------------------------------------------------------------------------
                                       OCTOBER 31, 2003         OCTOBER 31, 2002

Weighted Average Maturity                      2.7 Yrs.                 2.8 Yrs.
Average Modified Duration**                    2.5 Yrs.                 2.6 Yrs.
30-Day Current Yield***
  With Reimbursement                              1.85%                    2.31%
  Without Reimbursement                           1.54%                    2.03%
Weighted Average Fixed Income
  Credit Rating                                       A                        A
Number of Bonds/Notes                                67                       61

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Foreign Bonds/
  Non Dollar Bonds -- 2.3%

Cash and Cash Equivalents -- 2.4%

U.S. Government Agencies -- 15.5%

U.S. Treasury Notes -- 38.0%

Corporate Notes -- 41.8%

TOP 10 INDUSTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------
JANUS SHORT-TERM BOND FUND

[BAR GRAPH]

Electric -- Integrated                6.1%
Cable Television                      3.8%
Diversified Financial Services        3.8%
Finance -- Auto Loans                 2.8%
Finance -- Investment
  Bankers/Brokers                     2.3%
Diversified Operations                1.7%
Telephone -- Integrated               1.4%
Commercial Banks                      1.4%
Medical -- Nursing Home               1.3%
Television                            1.3%

--------------------------------------------------------------------------------
(1) Both returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Short-Term Bond Fund 47th out of 93 and 16th out of 43 Short Investment Grade Debt funds for the 5-, and 10-year periods, respectively.

  * The Fund's inception date - 9/1/92.
 ** A theoretical measure of price volatility.
*** Yield will fluctuate.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until March 1, 2005. Without such waivers, yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Income Funds  October 31, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SHORT-TERM BOND FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Notes - 44.1%
Agricultural Chemicals - 0.3%
$  1,000,000   IMC Global, Inc., 6.55%
                 notes, due 1/15/05 .........................    $     1,000,000

Automotive - Truck Parts and Equipment - Original - 0.9%
   3,000,000   Lear Corp., 7.96%
                 company guaranteed notes, due 5/15/05 ......          3,225,000

Beverages - Non-Alcoholic - 0.7%
   2,750,000   Coca-Cola Enterprises, Inc., 2.50%
                 notes, due 9/15/06 .........................          2,737,570

Building - Residential and Commercial - 0.2%
     715,000   K. Hovnanian Enterprises, Inc., 9.125%
                 company guaranteed notes, due 5/1/09 .......            759,688

Cable Television - 3.8%
   2,750,000   British Sky Broadcasting Group PLC, 7.30%
                 company guaranteed notes, due 10/15/06 .....          3,035,181
   1,750,000   Comcast Cable Communications, Inc.
                 6.375%, senior notes, due 1/30/06 ..........          1,884,836
               EchoStar DBS Corp.:
   4,750,000     4.41%, senior notes, due 10/1/08 (144A)(omega)        4,880,624
   2,000,000     9.375%, senior notes, due 2/1/09 ...........          2,115,000
   1,875,000   Lenfest Communications, Inc., 10.50%
                 senior subordinated notes, due 6/15/06 .....          2,191,566

                                                                      14,107,207

Commercial Banks - 1.4%
   2,500,000   Fifth Third Bancorp, 3.375%
                 notes, due 8/15/08 .........................          2,475,785
   2,500,000   Zions Bancorporation, 2.70%
                 senior notes, due 5/1/06 ...................          2,497,500

                                                                       4,973,285

Containers - Metal and Glass - 0.6%
   2,000,000   Ball Corp., 7.75%
                 company guaranteed notes, due 8/1/06 .......          2,160,000

Diversified Financial Services - 3.8%
  11,750,000   General Electric Capital Corp., 2.85%
                 notes, due 1/30/06 .........................         11,882,046
   1,900,000   John Deere Capital Corp., 3.90%
                 notes, due 1/15/08 .........................          1,923,660

                                                                      13,805,706

Diversified Operations - 1.7%
   6,000,000   Tyco International Group S.A., 5.80%
                 company guaranteed notes, due 8/1/06 .......          6,270,000

Electric - Integrated - 6.1%
   4,000,000   CMS Energy Corp., 7.625%
                 senior notes, due 11/15/04 .................          4,080,000
   4,750,000   Dominion Resources, Inc., 2.80%
                 notes, due 2/15/05 .........................          4,797,804
   2,750,000   FirstEnergy Corp., 5.50%
                 notes, due 11/15/06 ........................          2,889,879
   5,000,000   Northern States Power Co., 2.875%
                 first mortgage notes, due 8/1/06 ...........          5,000,374
     750,000   Public Service Company of Colorado, 6.375%
                 collateralized trust notes, due 11/1/05 ....            807,066
               Southern California Edison Co.:
   1,000,000     5.875%, first refunding mortgage
                 notes, due 9/1/04 ..........................          1,017,500
   2,000,000     8.00%, first refunding mortgage
                 due 2/15/07 ................................          2,245,000
   1,250,000   TXU Corp., 6.375%
                 senior notes, due 6/15/06 ..................          1,325,000

                                                                      22,162,623

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Auto Loans - 2.8%
$  2,000,000   Ford Motor Credit Co., 5.625%
                 notes, due 10/1/08 .........................    $     1,952,590
               General Motors Acceptance Corp.:
   2,000,000     4.50%, notes, due 7/15/06 ..................          2,030,722
   6,000,000     5.125%, notes, due 5/9/08 ..................          6,094,002

                                                                      10,077,314

Finance - Commercial - 0.9%
   3,250,000   CIT Group, Inc., 4.125%
                 senior notes, due 2/21/06 ..................          3,348,940

Finance - Investment Bankers/Brokers - 2.3%
   8,500,000   Citigroup, Inc., 3.50%
                 notes, due 2/1/08 ..........................          8,493,515

Food - Diversified - 1.2%
   4,500,000   General Mills, Inc., 3.875%
                 notes, due 11/30/07 ........................          4,534,484

Food - Wholesale/Distribution - 0.7%
   2,700,000   Bottling Group LLC, 2.45%
                 notes, due 10/16/06 ........................          2,671,458

Funeral Services and Related Items - 0.6%
   2,000,000   Service Corporation International, 6.00%
                 notes, due 12/15/05 ........................          2,015,000

Gas - Transportation - 0.3%
   1,000,000   Williams Gas Pipelines Central, Inc., 7.375%
                 senior notes, due 11/15/06 .................          1,097,500

Hotels and Motels - 0.4%
   1,500,000   Starwood Hotels & Resorts Worldwide, Inc.
                 6.75%, notes, due 11/15/05 .................          1,582,500

Machinery - Pumps - 0.2%
     500,000   Flowserve Corp., 12.25%
                 company guaranteed notes, due 8/15/10 ......            580,000

Medical - Hospitals - 0.6%
   2,000,000   HCA, Inc., 6.91%
                 notes, due 6/15/05 .........................          2,099,998

Medical - Nursing Home - 1.3%
   4,500,000   Manor Care, Inc., 7.5%
                 senior notes, due 6/15/06 ..................          4,865,625

Medical - Wholesale Drug Distributors - 0.3%
   1,000,000   Bergen Brunswig Corp., 7.25%
                 senior notes, due 6/1/05 ...................          1,043,750

Money Center Banks - 0.5%
   1,750,000   JP Morgan Chase & Co., 3.625%
                 senior notes, due 5/1/08 ...................          1,747,473

Multi-Line Insurance - 1.0%
   1,250,000   Farmers Insurance Group of Companies
                 8.50%, notes, due 8/1/04 (144A) ............          1,279,466
   2,500,000   Safeco Corp., 4.20%
                 notes, due 2/1/08 ..........................          2,534,988

                                                                       3,814,454

Mutual Insurance - 0.2%
     750,000   Liberty Mutual Insurance, 8.20%
                 notes, due 5/4/07 (144A) ...................            810,000

Non-Hazardous Waste Disposal - 0.5%
   1,750,000   Allied Waste North America, Inc., 10.00%
                 company guaranteed notes, due 8/1/09 .......          1,903,125

Office Automation and Equipment - 1.0%
               Xerox Corp.:
   1,500,000     5.50%, notes, due 11/15/03 .................          1,500,000
   2,250,000     6.25%, notes, due 11/15/26 .................          2,250,000

                                                                       3,750,000

See Notes to Schedules of Investments and Financial Statements.

30  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Exploration and Production - 0.3%
$  1,000,000   Chesapeake Energy Corp., 7.875%
                 senior notes, due 3/15/04 ..................    $     1,022,500

Pharmacy Services - 0.3%
   1,000,000   Caremark Rx, Inc., 7.375%
                 senior notes, due 10/1/06 ..................          1,072,500

Pipelines - 1.3%
   3,500,000   Panhandle Eastern Pipe Line Co., 4.80%
                 notes, due 8/15/08 (144A) ..................          3,574,655
   1,000,000   Transcontinental Gas Pipe Line Corp., 6.125%
                 notes, due 1/15/05 .........................          1,017,500

                                                                       4,592,155

Reinsurance - 0.9%
   3,250,000   Berkshire Hathaway, Inc., 3.375%
                 notes, due 10/15/08 (144A) .................          3,210,292

Retail - Apparel and Shoe - 1.2%
   4,250,000   Gap, Inc., 6.90%
                 notes, due 9/15/07 .........................          4,621,875

Retail - Restaurants - 0.6%
   2,000,000   Yum! Brands, Inc., 7.45%
                 senior notes, due 5/15/05 ..................          2,140,000

Satellite Telecommunications - 0.9%
   3,250,000   INTELSAT, Ltd., 5.25%
                 notes, due 11/1/08 .........................          3,249,188

Telecommunication Services - 0.7%
   1,000,000   Qwest Corp., 7.20%
                 notes, due 11/1/04 .........................          1,025,000
   1,500,000   Verizon Global Funding Corp., 4.00%
                 notes, due 1/15/08 .........................          1,519,193

                                                                       2,544,193

Telephone - Integrated - 1.4%
   5,250,000   Deutsche Telekom International Finance BV
                 3.875%, company guaranteed notes
                 due 7/22/08 ................................          5,233,641

Television - 1.3%
               Univision Communications, Inc.:
   2,675,000     2.875%, senior notes, due 10/15/06 .........          2,664,559
   2,000,000     3.50%, senior notes, due 10/15/07 ..........          1,992,364

                                                                       4,656,923

Tools - Hand Held - 0.9%
   3,250,000   Stanley Works, 3.50%
                 notes, due 11/1/07 .........................          3,259,607
--------------------------------------------------------------------------------
Total Corporate Notes (cost $159,094,163) ...................        161,239,089
--------------------------------------------------------------------------------
U.S. Government Agencies - 15.5%
               Fannie Mae:
  30,500,000     1.875%, due 12/15/04 .......................         30,629,289
  26,375,000     2.125%, due 4/15/06 ........................         26,248,110
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $56,978,695) ...........         56,877,399
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Treasury Notes - 38.0%
               U.S. Treasury Notes:
$ 34,910,000     1.50%, due 2/28/05** .......................    $    34,939,988
  10,135,000     1.50%, due 7/31/05 .........................         10,102,142
  18,500,000     1.75%, due 10/31/05 ........................         18,423,392
   7,250,000     4.625%, due 5/15/06 ........................          7,694,345
   2,890,000     2.375%, due 8/15/06 ........................          2,899,031
  50,030,000     3.50%, due 11/15/06 ........................         51,636,413
  12,424,725     3.375%, due 1/15/07o .......................         13,552,402
--------------------------------------------------------------------------------
Total U.S. Treasury Notes (cost $140,004,410) ...............        139,247,713
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 0.9%
               Fannie Mae
   3,100,000     0.95%, 11/3/03
                 (amortized cost $3,099,836) ................          3,099,836
--------------------------------------------------------------------------------
Total Investments (total cost $359,177,104) - 98.5% .........        360,464,037
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.5%          5,573,015
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   366,037,052
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
  272 Contracts U.S. Treasury - 5-year Note
                 expires December 2003, principal
                 amount $30,487,609, value $30,413,000
                 cumulative depreciation ....................    $        74,609
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country              % of Investment Securities                     Market Value
--------------------------------------------------------------------------------
Germany                                    1.5%                      $ 5,233,641
United Kingdom                             0.8%                        3,035,181
United States++                           97.7%                      352,195,215
--------------------------------------------------------------------------------
Total                                    100.0%                     $360,464,037

++Includes Short-Term Securities (96.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Income Funds  October 31, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MONEY MARKET FUNDS

[PHOTO]
Sharon Pichler
portfolio manager
Janus Money Market Fund
Janus Tax-Exempt
  Money Market Fund

[PHOTO]
J. Eric Thorderson
co-portfolio manager
Janus Government
  Money Market Fund

[PHOTO]
Jeanine Morroni
co-portfolio manager
Janus Government
  Money Market Fund

MARKET COMMENTARY
--------------------------------------------------------------------------------

MARKET OVERVIEW

Another drop in the federal funds rate to 1.00% occurred during the period. Fed officials continue to reiterate that interest rates will remain low for a considerable period. Yields on 30-day commercial paper continue to be comparable to the central bank's rate and are reflected in the low yields of the Janus Money Market Funds. There have been a few instances where yields on one-year securities have approached 1.50%. New security issuance remains low, although asset-backed securities continue to be steady to strong. Sentiment in the market remains somewhat mixed and speculation continues regarding whether the Federal Reserve will raise rates sometime in 2004.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUNDS IN THE MARKET ENVIRONMENT OF THE PAST YEAR?
We continued to focus on our mandate of maximizing current income to the extent consistent with stability of capital. We were able to find what we believe to be an optimal balance of floating-rate securities, overnight securities, and securities along the yield curve that seemed to offer the best value. We were able to do this while maintaining sufficient liquidity to meet our shareholders' liquidity needs.

Q. IN GENERAL, WHAT IMPACT DOES A MONEY MARKET FUND'S WEIGHTED AVERAGE MATURITY HAVE ON ITS YIELD?
In a period when interest rates are declining, such as this past year, a longer weighted average maturity will keep the yield on a money market fund higher for a longer time period. During times when interest rates are rising, a shorter weighted average maturity will allow a fund's yield to rise faster.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? When we could buy one-year fixed-rate securities at a higher rate than short-term securities. Given that the yield on these securities stayed higher, even as market yields declined, these were our best-performing securities within the guidelines and restrictions imposed by federal regulations on our Funds.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our exposure to shorter-dated and floating-rate securities negatively impacted the Funds because these securities both matured sooner and had to be reinvested at lower yields, or, in the case of floating rate securities, the interest rate adjusted downward throughout the period.

Q. HOW WILL YOU MANAGE THE FUNDS IN THE MONTHS AHEAD?
We will continue to pursue our three-pronged approach to money management: stability of principal, liquidity and conservative credit analysis. Our objective is to carefully maximize yield within these constraints by gaining an information edge through intensive research. We will continue our balance of floating-rate securities, one-year securities, and overnight (or highly liquid) securities. We will be cautious not to over-extend the Funds when interest rates begin to rise while remaining liquid enough to take advantage of these higher rates.

32  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             Lipper Ranking
                                                         (12-month period ending
                                                           October 31, 2003)(1)
================================================================================
Janus Money Market Fund - Investor Shares(2)                  First quartile
--------------------------------------------------------------------------------
Janus Government Money Market Fund
- Investor Shares(3)                                          First quartile
--------------------------------------------------------------------------------
Janus Tax-Exempt Money Market Fund
- Investor Shares(4)                                          First quartile
--------------------------------------------------------------------------------

Janus Money Market Fund - Investor Shares
--------------------------------------------------------------------------------
Weighted Average Maturity for the
  12-month period as of October 31, 2003                         37 days
7-Day Current Yield as of October 31, 2003                         0.60%
================================================================================

Janus Government Money Market Fund - Investor Shares
--------------------------------------------------------------------------------
Weighted Average Maturity for the
  12-month period as of October 31, 2003                         40 days
7-Day Current Yield as of October 31, 2003                         0.54%
================================================================================

Janus Tax-Exempt Money Market Fund - Investor Shares
--------------------------------------------------------------------------------
Weighted Average Maturity for the
  12-month period as of October 31, 2003                         75 days
7-Day Current Yield as of October 31, 2003                         0.54%
================================================================================

(1) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return of capital gains and dividends reinvested.

(2) As of October 31, 2003, Lipper ranked Janus Money Market Fund - Investor Shares 70th out of 400 and 54th out of 281 U.S. money market funds for the 12-month and 5-year periods, respectively.

(3) As of October 31, 2003, Lipper ranked Janus Government Money Market Fund - Investor Shares 30th out of 123 and 21st out of 99 U.S. government money market funds for the 12-month and 5-year periods, respectively.

(4) As of October 31, 2003, Lipper ranked Janus Tax-Exempt Money Market Fund - Investor Shares 26th out of 129 and 20th out of 106 U.S. tax-exempt money market funds for the 12-month and 5-year periods, respectively.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund(s).

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed may be worth more or less than their original cost.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2005. Without such waivers, yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Effective 9/26/03, Jeanine Morroni joined Eric Thorderson as a co-portfolio manager of Janus Government Money Market Fund.

                                        Janus Income Funds  October 31, 2003  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
================================================================================
Certificates of Deposit - 7.6%
$ 25,000,000   ABN AMRO Bank N.V., New York
                 1.40%, 10/20/04 ............................    $    25,000,000
  50,000,000   Bank of Nova Scotia, New York
                 1.25%, 4/5/04 ..............................         50,000,000
               Bank of the West:
  25,000,000     1.50%, 1/6/04 ..............................         25,000,452
  50,000,000     1.40%, 1/29/04 .............................         50,000,000
  50,000,000   Bayerische Landesbank Girozentrale
                 New York, 1.115%, 3/15/04 ..................         50,000,000
  25,000,000   Canadian Imperial Bank of Commerce
                 New York, 1.19%, 7/30/04 ...................         24,998,134
  25,000,000   Credit Agricole, New York
                 1.30%, 8/4/04 ..............................         25,000,000
  50,000,000   HSH Nordbank A.G., New York
                 1.38%, 8/26/04 .............................         49,995,905
               Natexis Banques Populaires, New York:
  50,000,000     1.31%, 4/13/04 .............................         50,000,000
  25,000,000     1.47%, 8/9/04 ..............................         25,000,000
  25,000,000     1.31%, 9/27/04 .............................         25,000,000
  50,000,000     1.50%, 10/25/04 ............................         50,000,000
               Norddeutsche Landesbank Girozentrale
                 New York:
  30,000,000     1.35%, 1/27/04 .............................         30,000,000
  50,000,000     1.38%, 8/26/04 .............................         49,995,905
               Standard Chartered Bank, New York:
  30,000,000     1.495%, 1/7/04 .............................         30,000,275
  50,000,000     1.34%, 4/16/04 .............................         50,000,000
  25,000,000     1.15%, 7/19/04 .............................         25,000,000
  50,000,000   Svenska Handelsbanken, New York
                 1.32%, 8/23/04 .............................         49,995,944
  25,000,000   Swedbank, New York
                 1.32%, 8/4/04 ..............................         25,000,000
  25,000,000   Toronto Dominion Bank, New York
                 1.34%, 4/16/04 .............................         25,000,000
               Westdeutsche Landesbank Girozentrale
                 New York:
  30,000,000     1.38%, 12/30/03 ............................         30,000,000
  50,000,000     1.18%, 7/2/04 ..............................         50,000,000
  50,000,000     1.38%, 8/5/04 ..............................         50,000,000
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $864,986,615) ...........        864,986,615
--------------------------------------------------------------------------------
Commercial Paper - 17.3%
  50,000,000   Bavaria TRR Corp.
                 1.15%, 1/26/04 (Section 4(2)) ..............         49,862,639
  44,000,000   Bavaria Universal Funding
                 1.10%, 11/10/03 (Section 4(2)) .............         43,987,900
               BCP Finance Bank, Ltd.:
  37,500,000     1.14%, 1/28/04 .............................         37,394,312
  37,500,000     1.14%, 1/29/04 .............................         37,395,500
  50,000,000     1.14%, 2/4/04 ..............................         49,849,583
  20,000,000   BTM Capital Corp.
                 1.14%, 11/12/03 (Section 4(2)) .............         19,993,033

Principal Amount                                                    Market Value
================================================================================
Commercial Paper - (continued)
               Check Point Charlie, Inc.:
$ 25,000,000     1.14%-1.15%, 11/3/03 (Section 4(2)) ........    $    24,998,417
  25,000,000     1.12%, 11/17/03 (Section 4(2)) .............         24,987,556
  25,000,000     1.12%, 11/18/03 (Section 4(2)) .............         24,986,779
  25,000,000     1.15%, 11/24/03 (Section 4(2)) .............         24,981,632
  20,000,000     1.15%, 12/2/03 (Section 4(2)) ..............         19,980,194
  20,000,000     1.15%, 12/10/03 (Section 4(2)) .............         19,975,083
  18,000,000     1.10%, 12/11/03 (Section 4(2)) .............         17,978,000
  36,995,000     1.10%, 12/12/03 (Section 4(2)) .............         36,948,653
  50,000,000     1.13%, 1/8/04 (Section 4(2)) ...............         49,893,278
  27,500,000     1.15%, 1/15/04 (Section 4(2)) ..............         27,434,115
  40,000,000     1.15%, 1/16/04 (Section 4(2)) ..............         39,902,889
  50,000,000     1.15%, 1/23/04 (Section 4(2)) ..............         49,867,431
               CIT Group, Inc.:
  25,000,000     1.15%, 1/26/04 .............................         24,931,319
  50,000,000     1.15%, 2/4/04 ..............................         49,848,264
  25,000,000     1.16%, 2/12/04 .............................         24,917,028
  25,000,000     1.16%, 3/4/04 ..............................         24,900,111
               Dorada Finance, Inc.:
  23,500,000     1.18%, 4/15/04 (144A)ss. ...................         23,372,134
  20,000,000     1.18%, 4/26/04 (144A)ss. ...................         19,883,967
               HSH Nordbank A.G.:
  50,000,000     1.36%, 2/5/04 (Section 4(2)) ...............         49,818,667
  50,000,000     1.23%, 3/25/04 (Section 4(2)) ..............         49,752,292
  50,000,000   K2 (U.S.A.) LLC
                 1.15%, 2/26/04 (144A) ......................         49,813,125
  43,400,000   Medical Building Funding IV, Series 2002
                 1.27%, 11/13/03 ............................         43,381,627
               Mitsubishi Motors Credit:
  49,000,000     1.15%, 11/7/03 .............................         48,990,608
  25,000,000     1.15%, 11/10/03 ............................         24,992,812
  24,044,000     1.15%, 11/12/03 ............................         24,035,551
               National Bank of New Zealand
                 International, Ltd.:
  50,000,000     1.15%, 2/2/04 (Section 4(2)) ...............         49,851,458
  50,000,000     1.33%, 4/13/04 (Section 4(2)) ..............         49,697,056
  50,000,000   Nordea North America, Inc.
                 1.18%, 12/29/03 ............................         49,904,944
               PB Finance (Delaware), Inc.:
  50,000,000     1.10%, 11/3/03 .............................         49,996,944
  50,000,000     1.10%, 11/4/03 .............................         49,995,417
  50,000,000     1.15%, 1/20/04 .............................         49,872,222
               Rhineland Funding Capital Corp.:
  25,890,000     1.13%, 11/6/03 (Section 4(2)) ..............         25,885,937
  18,066,000     1.14%, 11/7/03 (Section 4(2)) ..............         18,062,567
  26,000,000     1.11%, 11/24/03 (Section 4(2)) .............         25,981,562
  59,000,000     1.11%-1.20%, 11/25/03 (Section 4(2)) .......         58,954,360
  57,022,000     1.15%, 12/2/03 (Section 4(2)) ..............         56,965,532
  33,500,000     1.15%, 12/3/03 (Section 4(2)) ..............         33,465,756
  46,046,000     1.15%, 12/5/03 (Section 4(2)) ..............         45,995,989
  20,000,000     1.15%, 12/9/03 (Section 4(2)) ..............         19,975,722
  34,500,000     1.15%, 12/11/03 (Section 4(2)) .............         34,455,917
  49,326,000     1.15%, 12/12/03 (Section 4(2)) .............         49,261,397
  48,888,000     1.15%, 12/16/03 (Section 4(2)) .............         48,817,724
  78,820,000     1.15%-1.20%, 12/17/03 (Section 4(2)) .......         78,701,692
  19,356,000     1.15%, 1/8/04 (Section 4(2)) ...............         19,313,954
               Victory Receivables Corp.:
  27,292,000     1.15%, 1/14/04 (Section 4(2)) ..............         27,227,485
  25,840,000     1.15%, 1/20/04 (Section 4(2)) ..............         25,773,964
  39,698,000     1.15%, 2/9/04 (Section 4(2)) ...............         39,571,187
--------------------------------------------------------------------------------
Total Commercial Paper (cost $1,966,783,285) ................      1,966,783,285
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

34  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
================================================================================
Floating Rate Notes - 44.3%
$ 20,000,000   American Express Centurion
                 1.12%, 12/23/03 ............................    $    20,000,000
  75,000,000   Ares VII CLO, Ltd., Class A-1A
                 1.19%, 5/8/15 (144A)ss. ....................         75,000,000
 105,000,000   Associated Bank N.A., Green Bay
                 1.1143%, 2/3/04 ............................        104,999,401
  75,000,000   Associates Corp. N.A.
                 1.24%, 6/25/04 .............................         75,000,000
 100,000,000   Bank of America Secuities LLC
                 (same day put) 1.21%, 11/3/03 ..............        100,000,000
               Bavaria Universal Funding:
  50,000,000     1.11%, 11/10/03 (Section 4(2)) .............         49,999,890
 150,000,000     1.11%, 1/13/04 (Section 4(2)) ..............        149,996,825
 175,000,000   Blue Heron Funding II, Ltd., Class A
                 1.15%, 3/19/04 (144A)ss. ...................        175,000,000
 100,000,000   Blue Heron Funding IV, Ltd., Series 4A
                 Class A, 1.15%, 12/19/03 (144A)ss. .........        100,000,000
 100,000,000   Blue Heron Funding V, Ltd., Class A-1
                 1.15%, 2/25/04 (144A)ss. ...................        100,000,000
 150,000,000   Blue Heron Funding VI, Ltd., Class A-1
                 1.15%, 5/19/04 (144A)ss. ...................        150,000,000
  75,000,000   Blue Heron Funding VII, Ltd., Series 7A
                 Class A-1, 1.15%, 5/28/04 (144A)ss. ........         75,000,000
  14,980,000   Breckenridge Terrace LLC
                 1.12%, 5/1/39 ..............................         14,980,000
  22,560,000   Brosis Finance LLC
                 1.12%, 9/1/19 ..............................         22,560,000
  32,610,000   Cambridge-Plano Partners
                 1.15%, 10/1/28 .............................         32,610,000
  20,000,000   CIT Group, Inc.
                 1.3456%, 12/5/03 ...........................         20,004,387
  20,000,000   Colorado Housing and Finance Authority
                 1.10%, 5/1/41 ..............................         20,000,000
  16,025,000   Colorado Natural Gas, Inc., Series 2002
                 1.44%, 7/1/32 ..............................         16,025,000
  27,055,000   Colorado Springs, Colorado Utilities System
                 Revenue, Series C, 1.15%, 11/1/27 ..........         27,055,000
  33,800,000   Cook County, Illinois, Series A
                 1.17%, 11/1/23 .............................         33,800,000
  11,200,000   Cornerstone Funding Corporation I
                 Series 2003E, 1.18%, 7/1/30 ................         11,200,000
 315,000,000   EMC Mortgage Corp. (same day put)
                 1.2225%, 5/7/04 ............................        315,000,000
  15,230,000   Gary, Indiana Redevelopment District
                 Economic Growth Revenue, Series A
                 1.46%, 1/8/06 ..............................         15,230,000
  40,000,000   Glen Raven Mills, North Carolina
                 1.12%, 5/1/14 ..............................         40,000,000
 605,000,000   GMAC Mortgage Corp. of Pennsylvania
                 1.5676%, 11/26/03 ..........................        604,341,387
  26,140,901   GMACCM Mortgage Trust III Series 2000
                 - Class A, (credit enhanced and liquidity
                 provided by Freddie Mac), 1.17%
                 9/20/05 (144A)ss. ..........................         26,140,901
  40,000,000   Gulf States Paper Corp.
                 1.10%, 11/1/18 .............................         40,000,000
  16,605,000   HHH Supply and Investment Co.
                 1.20%, 7/1/29 ..............................         16,605,000
  17,845,000   Hillcrest Medical Plaza
                 1.12%, 9/1/23 ..............................         17,845,000
               Household Finance Corp.:
  25,000,000     2.39%, 3/11/04 .............................         25,112,891
  50,000,000     1.13%, 8/18/04 .............................         50,000,000

Principal Amount                                                    Market Value
================================================================================
Floating Rate Notes - (continued)
$630,000,000   J.P. Morgan Securities, Inc. (seven day put)
                 1.1425%, 1/23/04 ...........................    $   630,000,000
               Lehman Brothers, Inc.:
  80,000,000     (90 day put), 1.2425%, 1/2/04(beta) ........         80,000,000
 560,000,000     (same day put), 1.2425%, 3/17/04 ...........        560,000,000
  10,800,000   Lenexa, Kansas Industrial Revenue
                 (Labone, Inc. Project), Series A
                 1.20%, 9/1/09 ..............................         10,800,000
  23,900,000   Los Angeles, California County Fair
                 Association, 1.15%, 11/1/16 ................         23,900,000
  20,675,000   Louisiana Health Systems Corp. Revenue
                 Series B, 1.17%, 10/1/22 ...................         20,675,000
               Merrill Lynch & Company, Inc.:
 100,000,000     (seven day put), 1.2125%, 11/3/03 ..........        100,000,000
 471,000,000     (seven day put), 1.2125%, 3/27/04 ..........        471,000,000
  33,375,000   Montgomery, Alabama BMC Special Care
                 Facilities Financing Authority (Baptist
                 Medical Center), Series C
                 1.12%, 11/15/29 ............................         33,375,000
  29,400,000   Morganite Industries, Inc.
                 1.12%, 7/1/18 ..............................         29,400,000
  20,000,000   Municipal Gas Authority of Georgia
                 (Gas Portfolio III Project), Series A
                 1.15%, 2/1/15 ..............................         20,000,000
  50,000,000   Natexis Banques Populaires, New York
                 1.05%, 6/9/04 ..............................         49,993,913
               Northern Rock PLC:
  50,000,000     1.15%, 1/16/04 (144A) ......................         50,000,000
  24,000,000     1.24%, 3/18/04 (144A) ......................         24,009,142
  31,500,000   Olympic Club, California Revenue
                 Series 2002, 1.18%, 10/1/32 ................         31,500,000
  15,000,000   Patrick Schaumburg Automobiles, Inc.
                 1.25%, 7/1/08 ..............................         15,000,000
  50,000,000   Putnam Structured Product Funding
                 2003-1 LLC, Class A-15, 1.14%
                 10/15/38 (144A)ss. .........................         50,000,000
  10,500,000   Racetrac Capital LLC, Series 1998-A
                 1.12%, 4/1/18 ..............................         10,500,000
  25,000,000   Rehau, Inc.
                 1.35%, 10/1/19 .............................         25,000,000
               Rhineland Funding Capital Corp.:
  25,000,000     1.14%, 1/23/04 (Section 4(2)) ..............         25,000,000
  50,000,000     1.14%, 2/12/04 (Section 4(2)) ..............         50,000,000
  33,800,000   Shoosmith Brothers, Inc.
                 1.12%, 3/1/15 ..............................         33,800,000
  15,500,000   St. Francis Place L.P.
                 1.17%, 12/1/08 (144A) ......................         15,500,000
  20,000,000   St. George Wellness Center
                 1.20%, 9/1/40 ..............................         20,000,000
  37,500,000   Texas State Veterans Housing Assistance
                 Program, Series A-2, 1.09%, 6/1/30 .........         37,500,000
  19,025,000   Timber Ridge County Affordable Housing
                 Corporation, Series 2003, 1.22%, 12/1/32 ...         19,025,000
   4,720,000   Union City, Tennessee Industrial
                 Development Board, (Cobank LLC
                 Project), 1.22%, 1/1/25 ....................          4,720,000
  38,975,000   Westchester County, New York Industrial
                 Development Agency (Fortwest II Facility)
                 Series 2002, 1.37%, 5/1/32 .................         38,975,000
  50,000,000   Westdeutsche Landesbank Girozentrale
                 New York, 1.05%, 12/5/03 ...................         50,000,000
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $5,053,178,737) .............      5,053,178,737
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Income Funds  October 31, 2003  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
================================================================================
Repurchase Agreements - 29.2%
$409,500,000   Credit Suisse First Boston, Inc., 1.12%
                 dated 10/31/03, maturing 11/3/03
                 to be repurchased at $409,538,220
                 collateralized by $3,995,945,583
                 in Collateralized Mortgage Obligations
                 0%-13.01%, 2/20/09-9/25/42
                 with a value of $421,788,590 ...............    $   409,500,000
 400,000,000   Banc One Corp, 1.13%
                 dated 10/31/03, maturing 11/3/03
                 to be repurchased at $400,037,667
                 collateralized by $291,382,186
                 in Asset Backed Securities
                 0%-7.14%, 2/15/06-11/25/33
                 $35,572,000 in Collateralized
                 Mortgage Obligations; 2.849%-6.50%
                 8/25/20-2/25/33; $74,095,000 in
                 Commercial Paper; 0%
                 11/3/03-2/24/04; $20,939,868
                 in Corporate Bonds; Aaa, 0%-7.875%
                 11/22/04-1/15/28; $82,212,000
                 in Medium-Term Notes, AAA-BBB
                 0%-8.125%, 11/3/03-2/24/04
                 with respective values of
                 $201,243,047, $34,709,208
                 $73,920,927, $21,727,021
                 and $86,225,652 ............................        400,000,000
 130,000,000   Bear Stearns & Company, Inc., 1.1325%
                 dated 10/31/03, maturing 11/3/03
                 to be repurchased at $130,012,269
                 collateralized by $60,875,000
                 in Asset Backed Securities
                 0%, 10/25/12; $481,947,156
                 in Collateralized Mortgage Obligations
                 0%-6.75%, 1/25/24-10/19/33
                 with respective values of
                 $60,617,773 and $71,983,574 ................        130,000,000
1,590,700,000  Citigroup Global Markets, Inc., 1.1125%
                 dated 10/31/03, maturing 11/3/03
                 to be repurchased at $1,590,847,471
                 collateralized by $6,708,008,251
                 in U.S. Government Agencies
                 0%-16.00%, 11/1/03-6/1/34
                 with a value of $1,627,402,854 .............      1,590,700,000
 500,000,000   Goldman Sachs and Co., 1.10%
                 dated 10/31/03, maturing 11/3/03
                 to be repurchased at $500,045,833
                 collateralized by $511,794,355
                 in Collateralized Mortgage Obligations
                 0%-6.25%, 11/15/08-12/25/33
                 with a value of $611,779,278 ...............        500,000,000
 300,000,000   CDC Securities, Inc., 1.1825%
                 dated 10/31/03, maturing 11/3/03
                 to be repurchased at $300,029,563
                 collateralized by $483,905,251
                 in Collateralized Mortgage Obligations
                 0%, 4/15/13-4/19/13; with a value
                 of $330,032,519 ............................        300,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $3,330,200,000) ...........      3,330,200,000
--------------------------------------------------------------------------------

Principal Amount                                                    Market Value
================================================================================
Short-Term Corporate Notes - 1.2%
               CC USA, Inc.:
$ 30,000,000     1.31%, 4/13/04 (144A)ss. ...................    $    30,000,000
  25,000,000     1.15%, 7/26/04 (144A)ss. ...................         25,000,000
               Dorada Finance, Inc.:
  30,000,000     1.50%, 2/10/04 (144A) ......................         30,000,000
  50,000,000     1.24%, 4/8/04 (144A) .......................         50,000,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $135,000,000) ........        135,000,000
--------------------------------------------------------------------------------
U.S Government Agency Note - 0.4%
               Freddie Mac
  50,000,000     1.375%, 8/12/04 (cost $49,455,729) .........         49,455,729
--------------------------------------------------------------------------------
Total Investments (total cost $11,399,604,366) - 100% .......     11,399,604,366
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - 0% .          (944,446)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $11,398,659,920
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

36  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GOVERNMENT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
================================================================================
U.S. Government Agency Floating Rate Notes - 22.9%
               Fannie Mae:
$ 10,000,000     0.993%, 3/11/04 ............................    $     9,998,314
  10,000,000     0.985%, 5/27/04 ............................          9,996,856
  10,000,000     1.08%, 9/10/04 .............................         10,000,000
  10,000,000     1.00%, 12/20/04 ............................          9,994,287
  10,000,000     1.024%, 1/18/05 ............................          9,996,772
  10,000,000     1.05%, 2/18/05 .............................          9,998,695
  10,000,000     1.06%, 2/18/05 .............................          9,997,244
  10,000,000     1.07%, 3/23/05 .............................          9,997,202
               Federal Farm Credit Bank:
  25,000,000     0.99%, 3/16/04 .............................         24,995,676
  20,000,000     0.995%, 4/7/04 .............................         19,996,971
  10,000,000     1.00%, 5/3/04 ..............................          9,998,000
   5,000,000     1.04%, 6/2/04 ..............................          5,000,000
  17,000,000     1.00%, 8/24/04 .............................         16,993,981
  15,000,000     1.05%, 2/25/05 .............................         15,000,000
               Federal Home Loan Bank System:
  20,000,000     0.97%, 12/12/03 ............................         19,998,406
  15,500,000     1.03%, 1/29/04 .............................         15,499,623
  10,000,000     1.01%, 7/14/04 .............................          9,998,595
  20,000,000     1.00%, 8/11/04 .............................         19,995,336
  10,000,000     1.007%, 8/11/04 ............................          9,998,445
  15,000,000     0.995%, 8/25/04 ............................         14,995,710
  15,000,000     1.005%, 9/20/04 ............................         14,994,342
  15,000,000     1.05%, 4/7/05 ..............................         14,999,999
--------------------------------------------------------------------------------
Total U.S. Government Agency Floating Rate Notes
  (cost $292,444,454) .......................................        292,444,454
--------------------------------------------------------------------------------
U.S Government Agency Notes - 24.8%
               Fannie Mae:
  30,000,000     1.51%-1.58%, 11/14/03 ......................         29,983,263
  30,000,000     1.25%-1.135%, 3/5/04 .......................         29,875,781
  15,000,000     1.285%, 4/2/04 .............................         14,918,081
  10,200,000     7.40%, 7/1/04 ..............................         10,620,459
  10,000,000     1.28%, 7/23/04 .............................          9,905,778
  10,000,000     6.50%, 8/15/04 .............................         10,414,924
   5,000,000     1.351%, 10/15/04 ...........................          4,934,514
               Federal Farm Credit Bank:
  10,000,000     1.24%, 4/7/04 ..............................          9,945,578
   5,350,000     1.00%, 5/5/04 ..............................          5,348,891
               Federal Home Loan Bank System:
  20,000,000     3.125%, 11/14/03 ...........................         20,008,692
  30,000,000     0.975%, 12/29/03 ...........................         29,997,678
  12,225,000     5.25%, 2/13/04 .............................         12,354,683
  22,500,000     3.75%, 4/15/04 .............................         22,742,005
  15,000,000     1.016%, 11/24/04 ...........................         14,996,192
               Freddie Mac:
  25,000,000     1.53%, 12/4/03 .............................         24,964,938
  10,000,000     1.32%, 2/26/04 .............................          9,957,100
  10,000,000     1.28%, 3/25/04 .............................          9,948,444
   5,000,000     1.27%, 6/14/04 .............................          4,960,135
   7,113,000     3.00%, 7/15/04 .............................          7,206,436
  10,000,000     1.40%, 8/11/04 .............................         10,000,000
  20,000,000     1.307%-1.375%, 8/12/04 .....................         19,787,635
   5,000,000     1.28%, 10/7/04 .............................          4,939,378
--------------------------------------------------------------------------------
Total U.S Government Agency Notes (cost $317,810,585) .......        317,810,585
--------------------------------------------------------------------------------

Principal Amount                                                    Market Value
================================================================================
Floating Rate Note - 0.2%
$  2,904,545   GMACCM Mortgage Trust III Series 2000
                 - Class A, (Insured by Freddie Mac)
                 1.17%, 9/20/05 (144A)ss.
                 (cost $2,904,545) ..........................    $     2,904,545
--------------------------------------------------------------------------------
Repurchase Agreements - 52.1%
 125,900,000   ABN AMRO Bank N.V., 1.05%
                 dated 10/31/03, maturing 11/3/03
                 to be repurchased at $125,911,016
                 collateralized by $121,479,000
                 in U.S. Treasury Bills/Notes
                 0%-3.875%, 1/8/04-1/15/09
                 with a value of $128,418,840 ...............        125,900,000
 150,000,000   Bear Stearns & Company, Inc., 1.1125%
                 dated 10/31/03, maturing 11/3/03
                 to be repurchased at $150,013,906
                 collateralized by $1,417,673,309
                 in U.S. Government Agencies
                 0%-7.63%, 3/25/09-4/25/43
                 with a value of $153,000,181 ...............        150,000,000
 186,400,000   Citigroup Global Markets, Inc., 1.1125%
                 dated 10/31/03, maturing 11/3/03
                 to be repurchased at $186,417,281
                 collateralized by $786,051,888
                 in U.S. Government Agencies
                 0%-16.00%, 11/1/03-6/1/34
                 with a value of $190,700,880 ...............        186,400,000
 175,000,000   Credit Suisse First Boston, Inc., 1.1125%
                 dated 10/31/03, maturing 11/3/03
                 to be repurchased at $175,016,224
                 collateralized by $192,840,449
                 in U.S. Government Agencies
                 4.50%-6.00%, 10/15/18-4/25/33
                 with a value of $178,500,935 ...............        175,000,000
  30,000,000   Goldman Sachs and Co., 1.07%
                 dated 10/31/03, maturing 11/3/03
                 to be repurchased at $30,002,675
                 collateralized by $30,673,736
                 in U.S. Government Agencies
                 5.50%, 10/1/33; with a value of
                 $30,600,000 ................................         30,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $667,300,000) .............        667,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,280,459,584) - 100% ........      1,280,459,584
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - 0% .           (29,898)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,280,429,686
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Income Funds  October 31, 2003  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TAX-EXEMPT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
================================================================================
Municipal Securities - 103.5%
Alabama - 1.2%
$  2,500,000   Daphne-Villa Mercy Special Care Facilities
                 Financing Authority Revenue, (Mercy
                 Medical), Variable Rate, 1.01%, 12/1/30 ....    $     2,500,000

California - 2.2%
   2,300,000   California Statewide Community
                 Development Authority Revenue
                 (Fairfax Towers Apartments)
                 Variable Rate, 1.05%, 9/15/30 ..............          2,300,000
   1,440,000   Los Angeles Regional Airport Improvements
                 Corp. Lease Revenue, (Sublease - L.A.
                 International), Variable Rate
                 1.15%, 12/1/25 .............................          1,440,000
   1,000,000   Stockton Health Facilities Revenue
                 (Dameron Hospital Association)
                 Series A, Variable Rate, 1.10%, 12/1/32 ....          1,000,000

                                                                       4,740,000

Colorado - 18.9%
   1,000,000   Arvada, Variable Rate
                 1.20%, 11/1/20 .............................          1,000,000
   1,570,000   Aurora Centretech Metropolitan District
                 Series A, Variable Rate, 1.55%, 12/1/28 ....          1,570,000
   1,175,000   Boulder County Industrial Development
                 Revenue, (Mental Health Center)
                 Variable Rate, 1.20%, 11/1/14 ..............          1,175,000
   4,120,000   Castle Rock Metropolitan District No. 7
                 Variable Rate, 1.55%, 12/1/30 ..............          4,120,000
   5,830,000   Centennial Downs Metropolitan District
                 Variable Rate, 1.13%, 12/1/28 ..............          5,830,000
               Cherry Creek South Metropolitan
                 District No. 1:
   3,511,000     Series A, Variable Rate, 1.40%, 12/15/21 ...          3,511,000
   1,000,000     Series B, Variable Rate, 1.40%, 12/15/33 ...          1,000,000
               Colorado Housing and Finance Authority
                 Multifamily Housing Revenue:
   1,500,000     Series A-1, Variable Rate, 1.10%, 10/1/30 ..          1,500,000
     400,000     (Winridge Apartments), Variable Rate
                 1.05%, 2/15/28 .............................            400,000
   2,000,000   Colorado School of Mines Development
                 Corp. Revenue, Variable Rate
                 1.15%, 9/1/26 ..............................          2,000,000
   1,005,000   Crystal Valley Metropolitan District No. 1
                 Variable Rate, 1.35%, 5/1/32 ...............          1,005,000
   2,545,000   Dove Valley Metropolitan District Arapahoe
                 County, Variable Rate, 1.10%, 11/1/21 ......          2,545,000
   5,700,000   Grand County Revenue, (YMCA of the
                 Rockies), Variable Rate, 1.10%, 12/1/23 ....          5,700,000
   1,000,000   Interstate South Metropolitan District
                 Series B, Variable Rate, 1.90%, 11/1/14 ....          1,000,000
   8,000,000   Pinery West Metropolitan District No. 2
                 Variable Rate, 1.30%, 11/1/32 ..............          8,000,000

                                                                      40,356,000

Principal Amount                                                    Market Value
================================================================================
Florida - 3.7%
$  1,100,000   Capital Projects Finance Authority
                 Continuing Care Retirement Authority
                 Revenue, Variable Rate
                 1.15%, 6/1/12 ..............................    $     1,100,000
   1,300,000   Dade County Industrial Development
                 Authority Revenue, (Dolphins Stadium
                 Project), Series B, Variable Rate
                 1.03%, 1/1/16 ..............................          1,300,000
     300,000   Gulf Breeze Healthcare Facilities Revenue
                 (Heritage Healthcare), Variable Rate
                 1.25%, 1/1/24 ..............................            300,000
   3,500,000   Jacksonville Industrial Development Revenue
                 (Airport Hotel), Variable Rate
                 1.05%, 7/1/13 ..............................          3,500,000
   1,625,000   Volusia County Health Facilities Authority
                 Revenue, (Pooled Hospital Loan)
                 Variable Rate, 0.99%, 11/1/15 ..............          1,625,000

                                                                       7,825,000

Georgia - 5.1%
   6,875,000   Burke County Development Authority
                 Pollution Control Revenue, (Georgia
                 Power Co.), Series 1, Variable Rate
                 1.25%, 9/1/30 ..............................          6,875,000
   4,000,000   Putnam County Development Authority
                 Pollution Control Revenue, (Georgia
                 Power Plant Branch), Series 1
                 Variable Rate, 1.20%, 4/1/32 ...............          4,000,000

                                                                      10,875,000

Illinois - 8.0%
   4,900,000   Chicago Tax Increment, Series B
                 Variable Rate, 1.13%, 12/1/14 ..............          4,900,000
   8,025,000   Illinois Development Finance Authority
                 Revenue, (Illinois Central College)
                 Series A, Variable Rate, 1.30%, 6/1/33 .....          8,025,000
               Illinois Health Facilities Authority Revenue:
   1,050,000     (Blessing Hospital), Series B, Variable Rate
                 1.15%, 11/15/29 ............................          1,050,000
   3,100,000     (Swedish Covenant), Series A, Variable Rate
                 1.01%, 8/15/27 .............................          3,100,000

                                                                      17,075,000

Indiana - 5.9%
  10,000,000   Indiana Bond Bank Revenue, (Advance
                 Funding), Series A, 2.00%, 1/27/04 .........         10,021,197
               Indiana Health Facilities Financing Authority
                 Revenue, (Capital Access):
     400,000     Variable Rate, 1.05%, 4/1/13 ...............            400,000
     825,000     Variable Rate, 1.05%, 1/1/16 ...............            825,000
     795,000   Indiana State Educational Facilities Authority
                 Revenue, (Franklin College), Variable Rate
                 1.15%, 10/1/19 .............................            795,000
     550,000   Logansport Economic Development Revenue
                 (Modine Manufacturing Co.), Variable Rate
                 1.20%, 1/1/08 ..............................            550,000

                                                                      12,591,197

See Notes to Schedules of Investments and Financial Statements.

38  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
================================================================================
Iowa - 4.7%
$  5,250,000   Buffalo Pollution Control Revenue
                 (LaFarge Corp.), Series B, Variable Rate
                 1.30%, 10/1/10 .............................    $     5,250,000
   1,400,000   Cerro Gordo County Private School Facility
                 Revenue, (Newman Catholic School
                 System), Variable Rate, 1.25%, 5/1/32 ......          1,400,000
     700,000   Grinnell Hospital Revenue, (Grinnell
                 Medical Center), Variable Rate
                 1.20%, 12/1/21 .............................            700,000
   1,400,000   Iowa Finance Authority Private College
                 Revenue, (Drake University), Variable Rate
                 1.15%, 7/1/24 ..............................          1,400,000
   1,275,000   Iowa Finance Authority Small Business
                 Development Revenue, (Terrace Center
                 Association), Variable Rate, 1.25%, 3/1/22 .          1,275,000

                                                                      10,025,000

Kansas - 0.6%
   1,200,000   Salina Revenue, (Salina Central Mall -
                 Dillards), Variable Rate, 1.25%, 12/1/14 ...          1,200,000

Louisiana - 0.8%
   1,800,000   Ouachita Parish Industrial Development
                 Revenue, (McRae's, Inc.), Variable Rate
                 1.55%, 7/1/04 ..............................          1,800,000

Michigan - 2.9%
   6,300,000   Holland Economic Development Corp.
                 (Thrifty Holland, Inc.), Variable Rate
                 1.06%, 3/1/13 ..............................          6,300,000

Minnesota - 2.7%
     200,000   Brooklyn Center Revenue, (Brookdale Corp.)
                 Variable Rate, 1.20%, 12/1/14 ..............            200,000
   4,000,000   Eden Prairie Independent School District
                 No. 272, Series A, 1.625%, 9/30/04 .........          4,021,472
               St. Paul Housing and Redevelopment
                 Authority Revenue:
   1,250,000     (Goodwill/Easter Seals), Variable Rate
                 1.25%, 8/1/25 ..............................          1,250,000
     200,000     (Minnesota Public Radio), Variable Rate
                 1.20%, 5/1/22 ..............................            200,000

                                                                       5,671,472

Missouri - 7.3%
               Missouri Health and Educational Facilities
                 Authority Revenue:
   7,435,000     (Hannibal - LaGrange College)
                 Variable Rate, 1.25%, 7/1/31 ...............          7,435,000
     100,000     (Missouri Valley College), Variable Rate
                 1.20%, 10/1/31 .............................            100,000
   2,000,000     (Rockhurst High School), Series B
                 Variable Rate, 1.15%, 6/1/23 ...............          2,000,000
   1,100,000     (Rockhurst High School), Series B
                 Variable Rate, 1.20%, 6/1/23 ...............          1,100,000
   1,000,000     (Rockhurst University), Series D
                 2.25%, 4/23/04 .............................          1,004,691
     600,000     (Southwest Baptist University)
                 Variable Rate, 1.20%, 10/1/33 ..............            600,000
   2,060,000     (St. Francis Medical Center), Series A
                 Variable Rate, 1.15%, 6/1/26 ...............          2,060,000
   1,170,000   St. Louis Land Clearance Redevelopment
                 Authority, (Lammert Building Project)
                 Variable Rate, 1.20%, 6/1/05 ...............          1,170,000

                                                                      15,469,691

Principal Amount                                                    Market Value
================================================================================
Nebraska - 2.4%
$  3,115,000   Lincoln Waterworks Revenue
                 5.00%, 8/15/04 .............................    $     3,212,322
   1,900,000   Norfolk Industrial Development Revenue
                 (Supervalu, Inc.), Variable Rate
                 1.15%, 11/1/14 .............................          1,900,000

                                                                       5,112,322

Nevada - 0.9%
   2,000,000   Clark County Economic Development
                 Revenue, (Lutheran Secondary School
                 Association), Variable Rate, 1.30%, 2/1/30 .          2,000,000

New Mexico - 0.7%
   1,600,000   Albuquerque Airport Revenue, (Treasury
                 Division), Variable Rate, 1.22%, 7/1/14 ....          1,600,000

New York - 0.6%
   1,300,000   New York, Series B-2, Variable Rate
                 1.13%, 8/15/19 .............................          1,300,000

North Dakota - 0.4%
     825,000   Grand Forks Health Care Facilities Revenue
                 (The UTD Hospital Obligation Group)
                 Series A, Variable Rate, 1.15%, 12/1/25 ....            825,000

Ohio - 5.8%
  10,000,000   Cuyahoga County Hospital Facilities
                 Revenue, (Sisters of Charity Health
                 System), Variable Rate, 1.40%, 11/1/30 .....         10,000,000
   2,300,000   Cuyahoga Falls, (Bond Anticipation)
                 2.00%, 12/18/03 ............................          2,302,046

                                                                      12,302,046

Oklahoma - 0.4%
     800,000   Oklahoma City Industrial and Cultural
                 Facilities Trust Revenue, (Oklahoma
                 Christian College), Variable Rate
                 1.35%, 7/1/15 ..............................            800,000

Pennsylvania - 7.7%
   3,000,000   Allegheny County Industrial Development
                 Authority Revenue, (Our Lady of the
                 Sacred Heart High School), Variable Rate
                 1.15%, 6/1/22 ..............................          3,000,000
   5,000,000   Allegheny County Port Authority
                 (Great Atlantic), 2.00%, 6/30/04 ...........          5,032,711
   2,800,000   Pennsylvania Higher Educational Facilities
                 Authority Revenue, (Susquehanna
                 University), Series H9, Variable Rate
                 1.15%, 5/1/31 ..............................          2,800,000
               State Higher Education, (Independent
                 Colleges and Universities):
   1,000,000     Series G-3, 1.125%, 11/1/20(beta) ..........          1,000,000
   2,500,000     Series I-2, 1.125%, 11/1/21 ................          2,500,000
   2,000,000   Washington County Hospital Authority
                 Revenue, Variable Rate, 1.05%, 7/1/31 ......          2,000,000

                                                                      16,332,711

Rhode Island - 0.2%
     515,000   Rhode Island Health and Educational
                 Building Corp. Educational Institution
                 Revenue, (St. George's School Issue)
                 Variable Rate, 1.05%, 9/1/30 ...............            515,000

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Income Funds  October 31, 2003  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TAX-EXEMPT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
================================================================================
South Carolina - 1.4%
$  1,245,000   Pickens County School District, Series B
                 2.25%, 3/1/04 ..............................    $     1,249,773
   1,800,000   Piedmont Municipal Power Agency Electric
                 Revenue, Series C, Variable Rate
                 1.10%, 1/1/22 ..............................          1,800,000

                                                                       3,049,773

Texas - 13.6%
   4,675,000   Alamo Heights Higher Education Facilities
                 Corp. Revenue, (University of the Incarnate
                 Word), Variable Rate, 1.15%, 4/1/19 ........          4,675,000
   1,600,000   Bell County Health Facilities Development
                 Corp. Revenue, (Scott & White Memorial
                 Hospital), Series B1, Variable Rate
                 1.12%, 8/15/29 .............................          1,600,000
   4,805,000   Bexar County Housing Finance Corp.
                 Multifamily Housing Revenue, (Mitchell
                 Village Apartments), Series A, Variable Rate
                 1.05%, 2/15/30 .............................          4,805,000
               Northside Independent School District:
   4,000,000     (School Building), Variable Rate
                 1.02%, 6/15/33 .............................          4,000,000
   1,500,000     Series A, 1.00%, 8/1/31 ....................          1,500,000
  10,000,000   State of Texas, (Tax and Revenue Anticipation)
                 2.00%, 8/31/04 .............................         10,072,325
   2,300,000   Travis County, (Certificates of Obligation)
                 3.25%, 3/1/04 ..............................          2,316,056

                                                                      28,968,381

Washington - 2.8%
               Washington State Economic Development
                 Finance Authority Revenue:
     240,000     (Pioneer Human Services), Variable Rate
                 1.20%, 9/1/18 ..............................            240,000
   2,715,000     (Seadrunar Recycling LLC), Series E
                 Variable Rate, 1.10%, 8/1/25 ...............          2,715,000
               Washington State Housing Finance
                 Commission Nonprofit Housing Revenue:
   2,945,000     (Nikkei Concerns), Variable Rate
                 1.10%, 10/1/19 .............................          2,945,000
     100,000     (YMCA Snohomish County), Variable Rate
                 1.12%, 8/1/19 ..............................            100,000

                                                                       6,000,000

Principal Amount                                                    Market Value
================================================================================
Wisconsin - 2.6%
               Wisconsin State Health and Educational
                 Facilities Authority Revenue:
$  3,000,000     (Felician Services), Series B, Variable Rate
                 1.01%, 1/1/27 ..............................    $     3,000,000
   1,400,000     (Lutheran College), Variable Rate
                 1.20%, 6/1/33 ..............................          1,400,000
   1,000,000     (Mequon Jewish Project), Variable Rate
                 1.10%, 7/1/28 ..............................          1,000,000
     100,000     (Riverview Hospital Association)
                 Variable Rate, 1.20%, 10/1/30 ..............            100,000

                                                                       5,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $220,733,593) - 103.5% ........        220,733,593
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.5)%      (7,516,529)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   213,217,064
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

40  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES - BOND FUNDS

                                                                       Janus           Janus                           Janus
                                                                      Federal         Flexible         Janus         Short-Term
As of October 31, 2003                                               Tax-Exempt        Income        High-Yield         Bond
(all numbers in thousands except net asset value per share)             Fund            Fund            Fund            Fund

--------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $    176,000    $  1,467,931    $    740,408    $    359,177
Investments at value                                                $    179,617    $  1,522,993    $    772,844    $    360,464
  Cash                                                                        70             145             409              47
  Receivables:
    Investments sold                                                       3,854          23,703          17,577           8,532
    Fund shares sold                                                          45             880             695             378
    Interest                                                               3,045          22,161          16,169           3,713
  Other assets                                                                 4              34              19               9
--------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                             186,635       1,569,916         807,713         373,143
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                  2,393          28,249          33,891           5,747
    Fund shares repurchased                                                  396           5,046           4,635           1,039
    Dividends and distributions                                               57             407             478              22
    Advisory fees                                                             61             760             458             105
    Transfer agent fees and expenses                                          35             353             167              87
    Variation Margin                                                          --             435              --              47
  Accrued expenses                                                            24              49              51              59
  Forward currency contracts                                                  --             677              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                          2,966          35,976          39,680           7,106
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                          $    183,669    $  1,533,940    $    768,033    $    366,037
--------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                               185,254       1,520,314         796,411         360,499
  Undistributed net investment income/(loss)*                                 --           3,141               5              15
  Undistributed net realized gain/(loss) from investments and
    foreign currency transactions*                                       (5,202)        (41,171)        (60,819)           4,162
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                          3,617          51,656          32,436           1,361
--------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $    183,669    $  1,533,940    $    768,033    $    366,037
--------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)         25,996         157,534          80,447         123,205
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       7.07    $       9.74    $       9.55    $       2.97
--------------------------------------------------------------------------------------------------------------------------------

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Income Funds  October 31, 2003  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS - BOND FUNDS

                                                                     Janus           Janus                           Janus
                                                                    Federal        Flexible          Janus         Short-Term
For the fiscal year ended October 31, 2003                         Tax-Exempt       Income         High-Yield         Bond
(all numbers in thousands)                                            Fund            Fund            Fund            Fund

------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $      9,683    $     90,728    $     65,838    $     15,219
  Dividends                                                                 --           1,138             267              --
  Securities lending income                                                 --               6              --               4
------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                  9,683          91,872          66,105          15,223
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          1,373           9,826           5,774           2,812
  Transfer agent fees and expenses                                         512           3,945           1,896           1,101
  Registration fees                                                         38              84              76              12
  Postage and mailing expenses                                              26             134              46              53
  Custodian fees                                                            28             168              85              43
  Printing expenses                                                         36             154              55             109
  Audit fees                                                                13              27              14              10
  Trustees' fees and expenses                                                5              23              12               6
  Interest expense                                                          --               7               1              --
  Other expenses                                                            36              35              29              24
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                           2,067          14,403           7,988           4,170
------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (4)            (27)            (24)             (9)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                             2,063          14,376           7,964           4,161
------------------------------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                       (576)              --              --         (1,192)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                 1,487          14,376           7,964           2,969
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             8,196          77,496          58,141          12,254
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                    492          42,285          21,186          17,805
  Net realized gain/(loss) from foreign currency transactions               --         (3,359)             (1)              --
  Net realized gain/(loss) from futures contracts                           --           1,233             104         (1,223)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                       186             105          40,142         (9,463)
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                     678          40,264          61,431           7,119
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $      8,874    $    117,760    $    119,572    $     19,373
------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

42  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS - BOND FUNDS

                                                                     Janus                           Janus
                                                               Federal Tax-Exempt                Flexible Income
For the fiscal year ended October 31                                  Fund                            Fund
(all numbers in thousands)                                    2003            2002            2003            2002

----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                            $      8,196    $      5,675    $     77,496    $     70,589
  Net realized gain/(loss) from investment and
    foreign currency transactions                                  492              64          40,159        (12,442)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations               186             633             105          16,279
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                8,874           6,372         117,760          74,426
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                       (8,196)         (5,675)        (77,509)        (70,873)
  Net realized gain from investment transactions*                   --              --              --              --
  Tax return of capital*                                            --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                  (8,196)         (5,675)        (77,509)        (70,873)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                  133,263         250,510         655,662         772,794
  Redemption fees(1)                                               N/A             N/A             N/A             N/A
  Reinvested dividends and distributions                         7,278           4,878          71,515          64,234
  Shares repurchased                                         (187,627)       (154,959)       (818,596)       (581,583)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions       (47,086)         100,429        (91,419)         255,445
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                         (46,408)         101,126        (51,168)         258,998
Net Assets:
  Beginning of period                                          230,077         128,951       1,585,108       1,326,110
----------------------------------------------------------------------------------------------------------------------
  End of period                                           $    183,669    $    230,077    $  1,533,940    $  1,585,108
----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
(excluding short-term securities):
    Purchases of securities                               $     87,102    $    184,448    $  1,395,607    $  1,503,332
    Proceeds from sales of securities                          139,105          84,545       1,269,339       1,466,071
    Purchases of long-term U.S. government obligations              --              --       1,320,606       1,830,484
    Proceeds from sales of long-term U.S.
      government obligations                                        --              --       1,498,801       1,711,696

                                                                     Janus                           Janus
                                                                   High-Yield                   Short-Term Bond
For the fiscal year ended October 31                                  Fund                            Fund
(all numbers in thousands)                                    2003            2002            2003            2002

----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                            $     58,141    $     34,432    $     12,254    $     17,743
  Net realized gain/(loss) from investment and
    foreign currency transactions                               21,289        (26,349)          16,582        (13,510)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations            40,142         (2,567)         (9,463)           6,266
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                              119,572           5,516          19,373          10,499
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                      (58,135)        (34,432)        (12,239)        (17,744)
  Net realized gain from investment transactions*                   --              --              --              --
  Tax return of capital*                                            --              --              --            (14)
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                 (58,135)        (34,432)        (12,239)        (17,758)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                  844,526         370,775         207,781         360,131
  Redemption fees(1)                                               373             158             N/A             N/A
  Reinvested dividends and distributions                        51,688          30,464          11,679          16,850
  Shares repurchased                                         (763,379)       (208,459)       (353,114)       (400,765)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions        133,208         192,938       (133,654)        (23,784)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                          194,645         164,022       (126,520)        (31,043)
Net Assets:
  Beginning of period                                          573,388         409,366         492,557         523,600
----------------------------------------------------------------------------------------------------------------------
  End of period                                           $    768,033    $    573,388    $    366,037    $    492,557
----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
(excluding short-term securities):
    Purchases of securities                               $  1,666,779    $    760,796    $    393,228    $    261,818
    Proceeds from sales of securities                        1,498,812         614,533         503,044         308,649
    Purchases of long-term U.S. government obligations          37,274          40,287         649,693         519,896
    Proceeds from sales of long-term U.S.
      government obligations                                    38,138          39,671         672,463         431,226

* See Note 3 in Notes to Financial Statements.
(1) Certain prior year amounts have been reclassified to conform with current year presenation.

See Notes to Financial Statements.

                                        Janus Income Funds  October 31, 2003  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - BOND FUNDS

For a share outstanding during the                                             Janus Federal Tax-Exempt Fund
fiscal year ended October 31                                  2003           2002           2001           2000           1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $     7.05     $     7.01     $     6.74     $     6.66     $     7.27
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .26            .27            .31            .34            .34
  Net gain/(loss) on securities
    (both realized and unrealized)                                .02            .04            .27            .08          (.61)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .28            .31            .58            .42          (.27)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                       (.26)          (.27)          (.31)          (.34)          (.34)
  Distributions (from capital gains)*                              --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.26)          (.27)          (.31)          (.34)          (.34)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     7.07     $     7.05     $     7.01     $     6.74     $     6.66
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    3.97%          4.56%          8.80%          6.47%        (4.04)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $  183,669     $  230,077     $  128,951     $   80,056     $   96,199
Average Net Assets for the Period (in thousands)           $  228,760     $  148,070     $  105,066     $   77,794     $  102,366
Ratio of Gross Expenses to Average Net Assets(1)                0.65%(2)       0.66%(2)       0.68%(2)       0.67%(2)       0.66%(2)
Ratio of Net Expenses to Average Net Assets(1)                  0.65%          0.65%          0.65%          0.65%          0.65%
Ratio of Net Investment Income to Average Net Assets            3.58%          3.83%          4.50%          5.09%          4.79%
Portfolio Turnover Rate                                           39%            58%            60%           115%            62%

For a share outstanding during the                                               Janus Flexible Income Fund
fiscal year ended October 31                                  2003           2002           2001           2000           1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $     9.51     $     9.49     $     8.99     $     9.35     $     9.91
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .46            .49            .58            .65            .63
  Net gain/(loss) on securities
    (both realized and unrealized)                                .21            .02            .50          (.35)          (.45)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .67            .51           1.08            .30            .18
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                       (.44)          (.49)          (.58)       (.66)(3)          (.63)
  Distributions (from capital gains)*                              --             --             --             --          (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.44)          (.49)          (.58)          (.66)          (.74)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     9.74     $     9.51     $     9.49     $     8.99     $     9.35
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    7.12%          5.63%         12.41%          3.31%          1.75%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $1,533,940     $1,585,108     $1,326,110     $1,080,423     $1,279,398
Average Net Assets for the Period (in thousands)           $1,731,995     $1,347,054     $1,147,222     $1,137,973     $1,266,098
Ratio of Gross Expenses to Average Net Assets(1)                0.83%          0.81%          0.79%          0.81%          0.82%
Ratio of Net Expenses to Average Net Assets(1)                  0.83%          0.81%          0.77%          0.79%          0.81%
Ratio of Net Investment Income to Average Net Assets            4.47%          5.24%          6.33%          7.31%          6.54%
Portfolio Turnover Rate                                          163%           243%           284%           173%           119%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2)  The ratio was 0.90% in 2003, 0.92% in 2002, 1.05% in 2001, 1.02% in 2000
     and 1.01% in 1999 before waiver of certain fees incurred by the Fund.
(3) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

44  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                                 Janus High-Yield Fund
fiscal year ended October 31                                  2003           2002           2001           2000           1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $     8.82     $     9.28     $     9.84     $    10.03     $    10.25
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .64            .65            .78            .86            .89
  Net gain/(loss) on securities
    (both realized and unrealized)                                .72          (.46)          (.57)          (.19)          (.22)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 1.36            .19            .21            .67            .67
------------------------------------------------------------------------------------------------------------------------------------
Distributions and Other:
  Dividends (from net investment income)*                       (.64)          (.65)          (.78)(1)       (.86)(1)       (.89)
  Distributions (from capital gains)*                              --             --             --             --             --
  Redemption fees(4)                                              .01             --(3)         .01             --(3)          --(3)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                   (.63)          (.65)          (.77)          (.86)          (.89)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     9.55     $     8.82     $     9.28     $     9.84     $    10.03
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                   16.00%          1.97%          2.23%          6.72%          6.34%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $  768,033     $  573,388     $  409,366     $  299,924     $  264,476
Average Net Assets for the Period (in thousands)           $  842,175     $  490,524     $  382,153     $  285,821     $  296,586
Ratio of Gross Expenses to Average Net Assets(2)                0.95%          0.96%          1.03%          1.03%(5)       1.02%(5)
Ratio of Net Expenses to Average Net Assets(2)                  0.95%          0.96%          0.99%          1.00%          1.00%
Ratio of Net Investment Income to Average Net Assets            6.90%          7.02%          8.04%          8.43%          8.48%
Portfolio Turnover Rate                                          203%           161%           358%           295%           310%

For a share outstanding during the                                               Janus Short-Term Bond Fund
fiscal year ended October 31                                  2003           2002           2001           2000           1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $     2.93     $     2.97     $     2.86     $     2.83     $     2.91
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .08            .10            .14            .16            .16
  Net gain/(loss) on securities
    (both realized and unrealized)                                .04          (.04)            .11            .03          (.08)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .12            .06            .25            .19            .08
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                       (.08)          (.10)(1)       (.14)          (.16)          (.16)
  Distributions (from capital gains)*                              --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.08)          (.10)          (.14)          (.16)          (.16)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     2.97     $     2.93     $     2.97     $     2.86     $     2.83
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    4.12%          2.22%          9.50%          6.65%          2.82%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $  366,037     $  492,557     $  523,600     $  139,899     $  139,008
Average Net Assets for the Period (in thousands)           $  456,695     $  499,807     $  284,977     $  128,788     $  135,882
Ratio of Gross Expenses to Average Net Assets(2)                0.65%(6)       0.65%(6)       0.66%(6)       0.66%(6)       0.66%(6)
Ratio of Net Expenses to Average Net Assets(2)                  0.65%          0.65%          0.65%          0.65%          0.65%
Ratio of Net Investment Income to Average Net Assets            2.68%          3.55%          4.70%          5.74%          5.59%
Portfolio Turnover Rate                                          238%           164%           201%           134%           101%

(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(2)  See "Explanations of Charts, Tables and Financial Statements."
(3) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(4) Certain prior year amounts have been reclassified to conform with current year presenation.
(5) The ratio was 1.05% in 2000 and 1.05% in 1999 before waiver of certain fees incurred by the Fund.
(6)  The ratio was 0.91% in 2003, 0.88% in 2002, 0.98% in 2001, 1.03% in 2000
     and 1.03% in 1999 before waiver of certain fees incurred by the Fund.
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Income Funds  October 31, 2003  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES - MONEY MARKET FUNDS

                                                               Janus          Janus
As of October 31, 2003                          Janus        Government     Tax-Exempt
(all numbers in thousands                    Money Market   Money Market   Money Market
except net asset value per share)                Fund           Fund           Fund

---------------------------------------------------------------------------------------
Assets:
  Investments at amortized cost              $ 11,399,604   $  1,280,460   $    220,734
  Cash                                                 22             74             25
  Receivables:
    Fund shares sold                                4,560          1,294            362
    Interest                                        9,666          1,262            677
---------------------------------------------------------------------------------------
Total Assets                                   11,413,852      1,283,090        221,798
---------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                              --             --          7,500
    Fund shares repurchased                         8,345          1,886            980
    Dividends and distributions                     4,159            429              3
    Advisory fees                                   1,025            114             19
    Administrative fees                             1,626            182             66
    Service fees                                       16             40             --
    Audit fees                                          7              7             12
    Trustees' fees and expenses                        14              2              1
---------------------------------------------------------------------------------------
Total Liabilities                                  15,192          2,660          8,581
---------------------------------------------------------------------------------------
Net Assets                                   $ 11,398,660   $  1,280,430   $    213,217
---------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in-surplus)*     11,398,660      1,280,430        213,217
---------------------------------------------------------------------------------------
Total Net Assets                               11,398,660      1,280,430        213,217
---------------------------------------------------------------------------------------
Net Assets - Investor Shares                 $  2,197,167   $    313,691   $    140,087
  Shares Outstanding                            2,197,167        313,691        140,087
---------------------------------------------------------------------------------------
Net Asset Value Per Share                    $       1.00   $       1.00   $       1.00
---------------------------------------------------------------------------------------
Net Assets - Institutional Shares            $  9,141,167   $    775,826   $     73,039
  Shares Outstanding                            9,141,167        775,826         73,039
---------------------------------------------------------------------------------------
Net Asset Value Per Share                    $       1.00   $       1.00   $       1.00
---------------------------------------------------------------------------------------
Net Assets - Service Shares                  $     60,326   $    190,913   $         91
  Shares Outstanding                               60,326        190,913             91
---------------------------------------------------------------------------------------
Net Asset Value Per Share                    $       1.00   $       1.00   $       1.00
---------------------------------------------------------------------------------------

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

46  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS - MONEY MARKET FUNDS

                                                                             Janus           Janus
                                                             Janus         Government      Tax-Exempt
For the fiscal year ended October 31, 2003                Money Market    Money Market    Money Market
(all numbers in thousands)                                    Fund            Fund            Fund

------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                $    183,066    $     22,652    $      3,442
  Interfund lending income                                          16              --              --
------------------------------------------------------------------------------------------------------
Total Investment Income                                        183,082          22,652           3,442
------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                 26,261           3,430             549
  Administrative fee for investor shares                        13,292           1,940             866
  Administrative fee for institutional shares                   15,606           1,705             152
  Administrative fee for service shares                            102             285              --
  Service fee for service shares                                   170             475               1
  Audit fees                                                        16               9              10
  Trustees' fees and expenses                                      185              28               3
------------------------------------------------------------------------------------------------------
Total Expenses                                                  55,632           7,872           1,581
------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                            (20,461)         (3,042)           (346)
------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                        35,171           4,830           1,235
------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                   147,911          17,822           2,207
------------------------------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
  Net realized gain/(loss) from investment transactions             70              --          273(1)
------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations      $    147,981    $     17,822    $      2,207
------------------------------------------------------------------------------------------------------

(1) Net realized gain/(loss) from investment transaction amounts are not in thousands.

See Notes to Financial Statements.

                                        Janus Income Funds  October 31, 2003  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS - MONEY MARKET FUNDS

                                                                       Janus                          Janus Government
                                                                    Money Market                        Money Market
For the fiscal year ended October 31                                    Fund                                Fund     Fund
(all numbers in thousands)                                     2003              2002              2003              2002

------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                            $      147,911    $      296,710    $       17,822    $       32,068
  Net realized gain/(loss) from investment transactions               70               292                --                16
------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations             147,981           297,002            17,822            32,084
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                             (21,184)          (48,582)           (2,828)           (6,392)
    Institutional Shares                                       (126,083)         (246,747)          (13,263)          (23,733)
    Service Shares                                                 (645)           (1,381)           (1,731)           (1,943)
  Net realized gain from investment transactions:
    Investor Shares                                                 (14)              (62)                --               (4)
    Institutional Shares                                            (55)             (228)                --              (11)
    Service Shares                                                    --               (2)                --               (1)
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                  (147,981)         (297,002)          (17,822)          (32,084)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Investor Shares                                            1,773,435         3,451,102           179,426           363,218
    Institutional Shares                                     159,420,727       292,938,764        14,566,499        29,455,369
    Service Shares                                               801,892         1,847,980         1,316,848           800,786
  Reinvested dividends and distributions:
    Investor Shares                                               20,556            46,961             2,747             6,183
    Institutional Shares                                          48,412            70,411             5,061             9,912
    Service Shares                                                   177               645               315                15
  Shares repurchased:
    Investor Shares                                          (2,638,462)       (4,070,523)         (315,794)         (393,423)
    Institutional Shares                                   (160,869,172)     (295,736,587)      (15,070,385)      (29,124,604)
    Service Shares                                             (840,385)       (1,824,497)       (1,299,542)         (713,098)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions      (2,282,820)       (3,275,744)         (614,825)           404,358
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                        (2,282,820)       (3,275,744)         (614,825)           404,358
Net Assets:
  Beginning of Period                                         13,681,480        16,957,224         1,895,255         1,490,897
------------------------------------------------------------------------------------------------------------------------------
  End of Period                                           $   11,398,660    $   13,681,480    $    1,280,430    $    1,895,255
------------------------------------------------------------------------------------------------------------------------------

                                                                   Janus Tax-Exempt
                                                                    Money Market
For the fiscal year ended October 31                                    Fund
(all numbers in thousands)                                     2003              2002

------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                            $        2,207    $        3,736
  Net realized gain/(loss) from investment transactions               --                --
------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations               2,207             3,736
------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                              (1,117)           (2,087)
    Institutional Shares                                         (1,088)           (1,646)
    Service Shares                                                   (2)               (3)
  Net realized gain from investment transactions:
    Investor Shares                                               150(1)                --
    Institutional Shares                                          123(1)                --
    Service Shares                                                 --(1)                --
------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                    (2,207)           (3,736)
------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Investor Shares                                              156,474           201,547
    Institutional Shares                                         274,935           178,667
    Service Shares                                                    --               750
  Reinvested dividends and distributions:
    Investor Shares                                                1,068             2,024
    Institutional Shares                                           1,065             1,552
    Service Shares                                                     2                 3
  Shares repurchased:
    Investor Shares                                            (204,726)         (221,809)
    Institutional Shares                                       (307,971)         (211,767)
    Service Shares                                                 (574)             (100)
------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions         (79,727)          (49,133)
------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                           (79,727)          (49,133)
Net Assets:
  Beginning of Period                                            292,944           342,077
------------------------------------------------------------------------------------------
  End of Period                                           $      213,217    $      292,944
------------------------------------------------------------------------------------------

(1) Net realized gain from investment transaction amounts are not in thousands.

See Notes to Financial Statements.

48  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - MONEY MARKET FUNDS

For a share outstanding during the
fiscal year ended October 31                                                      Janus Money Market Fund
INVESTOR SHARES                                               2003           2002           2001           2000           1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                           .01            .02            .04            .06            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                                 --(1)          --(1)          --(1)          --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .01            .02            .04            .06            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                        (.01)          (.02)          (.04)          (.06)          (.05)
  Distributions (from capital gains)                               --(1)          --(1)          --(1)          --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.01)          (.02)          (.04)          (.06)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    0.79%          1.53%          4.52%          5.88%          4.69%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                 $2,197,167     $3,041,637     $3,614,097     $3,165,642     $2,309,109
Average Net Assets for the Period (in thousands)           $2,658,402     $3,180,307     $3,629,621     $2,982,106     $1,808,653
Ratio of Expenses to Average Net Assets(2)                      0.60%(3)       0.60%(3)       0.60%(3)       0.60%(3)       0.60%(3)
Ratio of Net Investment Income to Average Net Assets(2)         0.80%          1.53%          4.43%          5.77%          4.61%

For a share outstanding during the
fiscal year ended October 31                                                 Janus Government Money Market Fund
INVESTOR SHARES                                               2003           2002           2001           2000           1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .01            .01            .04            .06            .04
  Net gain/(loss) on securities
    (both realized and unrealized)                                 --             --(1)          --(1)          --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .01            .01            .04            .06            .04
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                        (.01)          (.01)          (.04)          (.06)          (.04)
  Distributions (from capital gains)                               --             --(1)          --(1)          --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.01)          (.01)          (.04)          (.06)          (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    0.72%          1.49%          4.47%          5.76%          4.56%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                 $  313,691     $  447,313     $  471,335     $  330,396     $  360,604
Average Net Assets for the Period (in thousands)           $  388,077     $  431,132     $  402,844     $  340,813     $  230,784
Ratio of Expenses to Average Net Assets(2)                      0.60%(4)       0.60%(4)       0.60%(4)       0.60%(4)       0.60%(4)
Ratio of Net Investment Income to Average Net Assets(2)         0.73%          1.48%          4.25%          5.61%          4.50%

(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)  See "Explanations of Charts, Tables and Financial Statements."
(3)  The ratio was 0.70% in 2003, 0.70% in 2002, 0.70% in 2001, 0.70% in 2000,
     and 0.70% in 1999 before waiver of certain fees incurred by the Fund.
(4)  The ratio was 0.70% in 2003, 0.70% in 2002, 0.70% in 2001, 0.70% in 2000,
     and 0.70% in 1999 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

                                        Janus Income Funds  October 31, 2003  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - MONEY MARKET FUNDS (continued)

For a share outstanding during the
fiscal year ended October 31                                                 Janus Tax-Exempt Money Market Fund
INVESTOR SHARES                                               2003           2002           2001           2000           1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .01            .01            .03            .04            .03
  Net gain/(loss) on securities
    (both realized and unrealized)                                 --(1)          --             --             --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .01            .01            .03            .04            .03
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                        (.01)          (.01)          (.03)          (.04)          (.03)
  Distributions (from capital gains)                               --(1)          --             --             --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                                (.01)         (.01)          (.03)          (.04)          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    0.64%          1.09%          2.84%          3.58%          2.83%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                 $  140,087     $  187,272     $  205,510     $  171,383     $  146,656
Average Net Assets for the Period (in thousands)           $  173,152     $  192,498     $  190,597     $  168,435     $  122,946
Ratio of Expenses to Average Net Assets(2)                      0.60%(3)       0.60%(3)       0.61%(3)       0.60%(3)       0.60%(3)
Ratio of Net Investment Income to Average Net Assets(2)         0.65%          1.08%          2.79%          3.53%          2.80%

For a share outstanding during the
fiscal year ended October 31                                                      Janus Money Market Fund
INSTITUTIONAL SHARES                                          2003           2002           2001           2000           1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .01            .02            .05            .06            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                                 --(1)          --(1)          --(1)          --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .01            .02            .05            .06            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                        (.01)          (.02)          (.05)          (.06)          (.05)
  Distributions (from capital gains)                               --(1)          --(1)          --(1)          --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.01)          (.02)          (.05)          (.06)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    1.22%          1.96%          4.96%          6.35%          5.16%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                $ 9,141,167    $10,541,200    $13,268,612    $ 7,308,448    $ 4,498,950
Average Net Assets for the Period (in thousands)          $10,403,767    $12,632,647    $10,427,053    $ 6,804,495    $ 5,445,434
Ratio of Expenses to Average Net Assets(2)                      0.18%(4)       0.18%(4)       0.18%(4)       0.16%(4)       0.15%(4)
Ratio of Net Investment Income to Average Net Assets(2)         1.21%          1.95%          4.70%          6.22%          5.04%

(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)  See "Explanations of Charts, Tables and Financial Statements."
(3)  The ratio was 0.70% in 2003, 0.70% in 2002, 0.71% in 2001, 0.70% in 2000,
     and 0.70% in 1999 before waiver of certain fees incurred by the Fund.
(4)  The ratio was 0.35% in 2003, 0.35% in 2002, 0.35% in 2001, 0.33% in 2000,
     and 0.32% in 1999 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

50  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
fiscal year ended October 31                                                 Janus Government Money Market Fund
INSTITUTIONAL SHARES                                          2003           2002           2001           2000           1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .01            .02            .05            .06            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                                 --             --(1)          --(1)          --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .01            .02            .05            .06            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                        (.01)          (.02)          (.05)          (.06)          (.05)
  Distributions (from capital gains)                               --             --(1)          --(1)          --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.01)          (.02)          (.05)          (.06)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    1.18%          1.95%          4.93%          6.24%          5.03%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                 $  775,826     $1,274,650     $  933,973     $  782,370     $  761,488
Average Net Assets for the Period (in thousands)           $1,136,909     $1,250,675     $  751,585     $  741,708     $  770,224
Ratio of Expenses to Average Net Assets(2)                      0.15%(3)       0.15%(3)       0.15%(3)       0.15%(3)       0.15%(3)
Ratio of Net Investment Income to Average Net Assets(2)         1.17%          1.90%          4.72%          6.07%          4.94%

For a share outstanding during the
fiscal year ended October 31                                                 Janus Tax-Exempt Money Market Fund
INSTITUTIONAL SHARES                                          2003           2002           2001           2000           1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .01            .02            .03            .04            .03
  Net gain/(loss) on securities
    (both realized and unrealized)                                 --(1)          --             --             --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .01            .02            .03            .04            .03
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                        (.01)          (.02)          (.03)          (.04)          (.03)
  Distributions (from capital gains)                               --(1)          --             --             --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.01)          (.02)          (.03)          (.04)          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    1.07%          1.51%          3.27%          4.03%          3.29%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                 $   73,039     $  105,009     $  136,557     $   56,172     $  138,864
Average Net Assets for the Period (in thousands)           $  101,230     $  109,354     $   61,859     $   73,351     $   91,837
Ratio of Expenses to Average Net Assets(2)                      0.18%(4)       0.18%(4)       0.19%(4)       0.16%(4)       0.15%(4)
Ratio of Net Investment Income to Average Net Assets(2)         1.07%          1.51%          3.10%          4.00%          3.25%

(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)  See "Explanations of Charts, Tables and Financial Statements."
(3)  The ratio was 0.35% in 2003, 0.35% in 2002, 0.35% in 2001, 0.35% in 2000,
     and 0.35% in 1999 before waiver of certain fees incurred by the Fund.
(4)  The ratio was 0.35% in 2003, 0.35% in 2002, 0.36% in 2001, 0.33% in 2000,
     and 0.32% in 1999 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

                                        Janus Income Funds  October 31, 2003  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - MONEY MARKET FUNDS (continued)

For a share outstanding during the
fiscal year ended October 31                                                      Janus Money Market Fund
SERVICE SHARES                                                2003           2002           2001           2000           1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .01            .02            .05            .06            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                                 --(1)          --(1)          --(1)          --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .01            .02            .05            .06            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                        (.01)          (.02)          (.05)          (.06)          (.05)
  Distributions (from capital gains)                               --(1)          --(1)          --(1)          --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.01)          (.02)          (.05)          (.06)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    0.96%          1.70%          4.70%          6.08%          4.89%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                 $   60,326     $   98,643     $   74,515     $  129,634     $   28,748
Average Net Assets for the Period (in thousands)           $   68,106     $   80,774     $   99,861     $   59,503     $   31,250
Ratio of Expenses to Average Net Assets(2)                      0.43%(3)       0.43%(3)       0.43%(3)       0.42%(3)       0.40%(3)
Ratio of Net Investment Income to Average Net Assets(2)         0.95%          1.71%          4.62%          6.02%          4.82%

For a share outstanding during the
fiscal year ended October 31                                                 Janus Government Money Market Fund
SERVICE SHARES                                                2003           2002           2001           2000           1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .01            .02            .05            .06            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                                 --             --(1)          --(1)          --             --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .01            .02            .05            .06            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                        (.01)          (.02)          (.05)          (.06)          (.05)
  Distributions (from capital gains)                               --             --(1)          --(1)          --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.01)          (.02)          (.05)          (.06)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    0.92%          1.69%          4.67%          5.97%          4.77%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                 $  190,913     $  173,292     $   85,589     $   78,877     $   51,343
Average Net Assets for the Period (in thousands)           $  189,811     $  118,192     $  103,932     $   63,802     $   45,587
Ratio of Expenses to Average Net Assets(2)                      0.40%(4)       0.40%(4)       0.40%(4)       0.40%(4)       0.40%(4)
Ratio of Net Investment Income to Average Net Assets(2)         0.91%          1.64%          4.57%          5.86%          4.67%

(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)  See "Explanations of Charts, Tables and Financial Statements."
(3)  The ratio was 0.60% in 2003, 0.60% in 2002, 0.60% in 2001, 0.59% in 2000,
     and 0.57% in 1999 before waiver of certain fees incurred by the Fund.
(4)  The ratio was 0.60% in 2003, 0.60% in 2002, 0.60% in 2001, 0.60% in 2000,
     and 0.60% in 1999 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

52  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
fiscal year ended October 31                                                 Janus Tax-Exempt Money Market Fund
SERVICE SHARES                                                2003           2002           2001           2000           1999

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .01            .01            .03            .04            .03
  Net gain/(loss) on securities
    (both realized and unrealized)                                 --(1)          --             --             --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .01            .01            .03            .04            .03
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                        (.01)          (.01)          (.03)          (.04)          (.03)
  Distributions (from capital gains)                               --(1)          --             --             --(1)          --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                               (.01)          (.01)          (.03)          (.04)          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    0.81%          1.27%          3.02%          3.81%          3.06%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                 $       91     $      663     $       10     $       10     $    1,042
Average Net Assets for the Period (in thousands)           $      233     $      192     $       10     $      737     $    4,090
Ratio of Expenses to Average Net Assets(2)                      0.43%(3)       0.43%(3)       0.43%(3)       0.41%(3)       0.40%(3)
Ratio of Net Investment Income to Average Net Assets(2)         0.89%          1.21%          2.98%          3.67%          3.10%

(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)  See "Explanations of Charts, Tables and Financial Statements."
(3)  The ratio was 0.60% in 2003, 0.60% in 2002, 0.60% in 2001, 0.58% in 2000,
     and 0.57% in 1999 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

                                        Janus Income Funds  October 31, 2003  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS

Lehman Brothers Municipal     The Lehman Brothers Municipal Bond Index is
Bond Index                    composed of approximately 1,100 bonds; 60% of
                              which are revenue bonds and 40% of which are state government obligations.

Lehman Brothers               The Lehman Brothers Government/Credit Index is
Government/Credit Index       composed of all bonds that are of investment grade
                              with at least one year until maturity.

Lehman Brothers               The Lehman Brothers High-Yield Bond Index is
High-Yield Bond Index         composed of fixed rate, publicly issued, non-
                              investment grade debt.

Lehman Brothers 1-3 Year      The Lehman Brothers 1-3 Year Government/Credit
Government/Credit Index       Index is composed of all bonds of investment grade
                              with a maturity between one and three years.

Section 4(2) Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

PLC                           Public Limited Company

*         Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and when-issued securities.
(omega)   Rate is subject to change. Rate shown reflects current rate.
144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.
(delta) Security is a defaulted security in Janus Flexible Income Fund with accrued interest in the amount of $170,000 that was written-off December 10, 2001.
(pound) Security is a defaulted security in Janus Flexible Income Fund with accrued interest in the amount of $110,000 that was written-off December 10, 2001.
(pi)      Security is a defaulted security in Janus High-Yield Fund.
o         Security is a U.S. Treasury Inflation-Protected Security (TIPS).
(beta)    Security is illiquid.
#         Security is fair valued.

54  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SS.  SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                                Value as
                                                   Acquisition    Acquisition                     % of
                                                       Date           Cost         Value       Net Assets
---------------------------------------------------------------------------------------------------------
JANUS FLEXIBLE INCOME FUND
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures
  due 5/1/03 (144A)#                                   4/17/98   $  4,250,000   $          0         0%
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures
  due 5/1/03 (144A)#                                    3/6/00   $  2,200,000   $          0         0%
---------------------------------------------------------------------------------------------------------
                                                                                $          0         0%
---------------------------------------------------------------------------------------------------------
JANUS HIGH-YIELD FUND
Mikohn Gaming Corp.#                                   9/26/03   $  3,562,005   $  3,523,159       0.5%
MetroPCS, Inc., 10.75%
  senior notes, due 10/1/11 (144A)                    10/16/03   $  3,017,000   $  2,970,000       0.4%
Phibro Animal Health Corp., 13.00%
  units, due 12/1/07 (144A)                           10/15/03   $  2,540,000   $  2,575,000       0.3%
---------------------------------------------------------------------------------------------------------
                                                                                $  9,068,159       1.2%
---------------------------------------------------------------------------------------------------------
JANUS MONEY MARKET FUND
Ares VII CLO, Ltd., Class A-1A
  1.19%, 5/8/15 (144A)                                  5/7/03   $ 75,000,000   $ 75,000,000       0.7%
Blue Heron Funding II, Ltd., Class A
  1.15%, 3/19/04 (144A)                                3/21/03   $175,000,000   $175,000,000       1.5%
Blue Heron Funding IV, Ltd., Series 4A
  Class A, 1.15%, 12/19/03 (144A)                     12/20/02   $100,000,000   $100,000,000       0.9%
Blue Heron Funding V, Ltd., Class A-1
  1.15%, 2/25/04 (144A)                                2/26/03   $100,000,000   $100,000,000       0.9%
Blue Heron Funding VI, Ltd., Class A-1
  1.15%, 5/19/04 (144A)                                5/21/03   $150,000,000   $150,000,000       1.3%
Blue Heron Funding VII, Ltd., Series 7A
  Class A-1, 1.15%, 5/28/04 (144A)                     7/29/03   $ 75,000,000   $ 75,000,000       0.7%
CC USA, Inc., 1.31%, 4/13/04 (144A)                    4/10/03   $ 30,000,000   $ 30,000,000       0.3%
CC USA, Inc., 1.15%, 7/26/04 (144A)                    7/24/03   $ 25,000,000   $ 25,000,000       0.2%
Dorada Finance, Inc., 1.18%, 4/15/04 (144A)           10/28/03   $ 23,369,053   $ 23,372,134       0.2%
Dorada Finance, Inc., 1.34%, 4/26/04 (144A)           10/28/03   $ 19,881,344   $ 19,883,967       0.2%
GMACCM Mortgage Trust III Series 2000
  - Class A, (credit enhanced and liquidity
  provided by Freddie Mac), 1.17%, 9/20/05 (144A)      12/7/00   $ 26,140,901   $ 26,140,901       0.2%
Putnam Structured Product Funding 2003-1 LLC
  Class A-15, 1.14%, 10/15/38 (144A)                   10/8/03   $ 50,000,000   $ 50,000,000       0.4%
---------------------------------------------------------------------------------------------------------
                                                                                $849,397,002       7.5%
---------------------------------------------------------------------------------------------------------
JANUS GOVERNMENT MONEY MARKET FUND
GMACCM Mortgage Trust III Series 2000
  - Class A, (credit enhanced and liquidity
  provided by Freddie Mac), 1.17%, 9/20/05 (144A)      12/7/00   $  2,904,545   $  2,904,545       0.2%
---------------------------------------------------------------------------------------------------------

The funds have registration rights for certain restricted securities held as of October 31, 2003. The issuer incurs all registration costs.

Variable rate notes are notes, the interest rate on which is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2003.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                        Janus Income Funds  October 31, 2003  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Federal Tax-Exempt Fund, Janus Flexible Income Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively the "Bond Funds") and Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (collectively the "Money Market Funds") are series funds. The Bond Funds and the Money Market Funds (collectively the "Funds" and individually the "Fund") are part of Janus Investment Fund (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Bond Funds invest primarily in income-producing securities, and the Money Market Funds invest exclusively in high-quality money market instruments. The Funds are no-load investments.

The Money Market Funds offer three classes of shares. "Investor Shares" are available to the general public, "Institutional Shares" are available only to investors that meet certain minimum dollar limits, and "Service Shares" are available through banks and other financial institutions.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. The Bond Funds are valued at market value or, if a market quotation is not readily available, or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value (NAV) is determined, securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income is allocated daily to each class of shares for each of the Money Market Funds based upon the ratio of net assets represented by each class as a percentage of total net assets.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC.

During the fiscal year ended October 31, 2003, Janus Flexible Income Fund and Janus Short-Term Bond Fund participated in securities lending but did not have securities on loan as of October 31, 2003. During the fiscal year ended October 31, 2003, there was no such securities lending activity for Janus Federal Tax-Exempt Fund, Janus High-Yield Fund and the Money Market Funds. The borrower pays fees at the Funds' direction to its lending agent. Additionally, the lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or any other mutual fund mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. The lending agent may retain a portion of the interest earned. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other mutual funds advised by Janus Capital that permit it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10%

56  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2003, Janus Flexible Income Fund and Janus High-Yield Fund borrowed cash at a weighted average rate ranging from 1.275% to 1.394% and interest expenses amounted to $6,764 and $684, respectively. During the fiscal year ended October 31, 2003, Janus Money Market Fund lent cash at a weighted average rate ranging from 1.275% to 1.394% and interest income amounted $16,257. There was no such borrowing or lending by Janus Federal Tax-Exempt Fund, Janus Short-Term Bond Fund, Janus Government Money Market Fund or Janus Tax-Exempt Money Market Fund during the fiscal year ended October 31, 2003.

FORWARD CURRENCY TRANSACTIONS
The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions included in the Statment of Operations.

Forward currency contracts held by the Bond Funds are fully collateralized by other securities which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Bond Funds' custodians. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURE CONTRACTS
The Bond Funds may enter into futures contracts. The Bond Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

OPTIONS CONTRACTS
The Bond Funds may buy or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Bond Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Bond Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Bond Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Bond Funds could result in the Bond Fund's buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Bond Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Bond Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Bond Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Bond Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
Each Fund, except the Janus Money Market Funds, may engage in "short sales against the box." Short sales against the box involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

                                        Janus Income Funds  October 31, 2003  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

There is no assurance that a Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

WHEN-ISSUED SECURITIES
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price.

FOREIGN CURRENCY TRANSLATION
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs). A Fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

ADDITIONAL INVESTMENT RISK
Janus High-Yield Fund is, and Janus Flexible Income Fund may be, invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends representing substantially all of the net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly.

Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares of each Money Market Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreements with the Bond Funds describe the fees that the Funds must pay. The advisory fee is calculated daily and paid monthly. Each of the Bond Funds is subject to the following schedule:

                                   AVERAGE
                                  DAILY NET        ANNUAL RATE    EXPENSE LIMIT
FEE SCHEDULE                    ASSETS OF FUND    PERCENTAGE (%)  PERCENTAGE (%)
--------------------------------------------------------------------------------
Janus Flexible Income         First $300 Million       .65            1.00*
  Fund                        Over $300 Million        .55
--------------------------------------------------------------------------------
Janus High-Yield Fund         First $300 Million       .75            1.00*
                              Over $300 Million        .65
--------------------------------------------------------------------------------
Janus Federal                 First $300 Million       .60             .65*
  Tax-Exempt Fund             Over $300 Million        .55
--------------------------------------------------------------------------------
Janus Short-Term              First $300 Million       .65             .65*
  Bond Fund                   Over $300 Million        .55
--------------------------------------------------------------------------------
*Janus Capital will waive certain fees and expenses to the extent that net expenses exceed the stated limits. Janus Capital has agreed to continue such waivers until March 1, 2005.

58  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Each of the Money Market Funds pays Janus Capital .20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for each of the Money Market Funds to .10%. In addition, each class of shares of each of the Money Market Funds pays Janus Capital an administrative fee. This fee is .50%, .15%, and .40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Janus Capital agreed to reduce the administrative fee to .08% and .33% on the Institutional Shares and Service Shares, respectively, for both Janus Money Market Fund and Janus Tax-Exempt Money Market Fund. The administrative fee was reduced to .05% and .30% on the Institutional Shares and Service Shares, respectively, for Janus Government Money Market Fund. For the Service Shares of each of the Money Market Funds, a portion of the administrative fee, designated seperately as service fees, is used to compensate Financial Institutions for providing administrative services to their customers who invest in the shares. All other expenses of the Money Market Funds except interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses and extraordinary costs are paid by Janus Capital.

A 1.00% redemption fee may be imposed on shares of Janus High Yield Fund held for three months or less. This fee is paid to Janus High-Yield Fund rather than Janus Capital and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus High-Yield Fund were $372,571 for the fiscal year ended October 31, 2003. The redemption fee will increase to 2.00%, effective 3/1/2004.

Each of the Bond Funds pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each of the Bond Funds' total net assets sold directly and the proportion of each of the Bond Funds' net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account from each of the Bond Funds for transfer agent services plus reimbursement of certain out-of-pocket expenses.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

The Bond Funds' expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Funds for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

DST FEES
Janus Federal Tax-Exempt Fund          $ 79,984
Janus Flexible Income Fund              397,706
Janus High-Yield Fund                   130,998
Janus Short-Term Bond Fund              173,418

The funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2003, the following Money Market Funds had the following affiliated purchases and sales and recorded distributions to affiliated investment companies:

                                                                          Dividends      Market Value
                                      Subscriptions     Redemptions          Paid         at 10/31/03
-----------------------------------------------------------------------------------------------------
JANUS MONEY MARKET FUND
Janus Mercury Fund                   $  445,000,000   $  445,000,000   $       13,221          --
Janus Olympus Fund                      130,000,000      130,000,000            3,455          --
Janus Twenty Fund                     1,979,000,000    1,979,000,000           59,392          --
Janus Global Technology Fund             40,000,000       40,000,000            1,063          --
Janus Worldwide Fund                    960,000,000      960,000,000           25,063          --
Janus Balanced Fund                     511,000,000      511,000,000           15,483          --
Janus Growth and Income Fund            175,000,000      175,000,000            6,377          --
-----------------------------------------------------------------------------------------------------
                                     $4,240,000,000   $4,240,000,000   $      124,054          --
-----------------------------------------------------------------------------------------------------
JANUS GOVERNMENT MONEY MARKET FUND
Janus Twenty Fund                    $   50,000,000   $   50,000,000   $        1,740          --
-----------------------------------------------------------------------------------------------------

                                        Janus Income Funds  October 31, 2003  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2010.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                Undistributed  Undistributed                   Other Book      Net Tax
                                  Ordinary       Long-Term     Accumulated       to Tax     Appreciation/
                                   Income          Gains     Capital Losses    Differences  (Depreciation)
----------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund             --             --   $ (5,201,666)             --   $  3,616,657
Janus Flexible Income Fund      $  3,795,433             --    (41,207,437)   $     15,741     51,022,139
Janus High-Yield Fund                  5,057             --    (60,709,157)             --     32,325,557
Janus Short-Term Bond Fund            14,852   $  4,273,816              --             --      1,249,703
----------------------------------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                        Federal Tax       Unrealized        Unrealized
Fund                                       Cost          Appreciation     (Depreciation)
----------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund        $   176,000,460   $     4,733,837   $   (1,117,180)
Janus Flexible Income Fund             1,471,970,777        65,216,544      (14,194,405)
Janus High-Yield Fund                    740,518,057        34,763,399       (2,437,842)
Janus Short-Term Bond Fund               359,214,334         2,511,703       (1,262,000)
Janus Money Market Fund               11,399,604,366                --                --
Janus Government Money Market Fund     1,280,459,584                --                --
Janus Tax-Exempt Money Market Fund       220,733,593                --                --
----------------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                              Distributions
For the fiscal year ended October 31, 2003    --------------------------------------------
                                              From Ordinary  From Long-Term  Tax Return of  Net Investment
Fund                                              Income      Capital Gains     Capital          Loss
----------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund                  $  8,196,249         --             --             --
Janus Flexible Income Fund                       77,509,081         --             --             --
Janus High-Yield Fund                            58,134,966         --             --             --
Janus Short-Term Bond Fund                       12,239,477         --             --             --
Janus Money Market Fund                         147,981,064         --             --             --
Janus Government Money Market Fund               17,822,323         --             --             --
Janus Tax-Exempt Money Market Fund                2,207,463         --             --             --
----------------------------------------------------------------------------------------------------------

60  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              Distributions
For the fiscal year ended October 31, 2002    --------------------------------------------
                                              From Ordinary  From Long-Term  Tax Return of  Net Investment
Fund                                              Income      Capital Gains     Capital          Loss
----------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund                  $  5,674,813         --               --           --
Janus Flexible Income Fund                       70,873,163         --               --           --
Janus High-Yield Fund                            34,432,323         --               --           --
Janus Short-Term Bond Fund                       17,744,119         --          $13,905           --
Janus Money Market Fund                         297,001,523         --               --           --
Janus Government Money Market Fund               32,084,059         --               --           --
Janus Tax-Exempt Money Market Fund                3,735,848         --               --           --
----------------------------------------------------------------------------------------------------------

4.   CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31                            Janus                           Janus
(all numbers in thousands)                                Federal Tax-Exempt               Flexible Income
                                                                 Fund                            Fund
BOND FUNDS                                               2003            2002            2003            2002
-----------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                              18,733          35,761          67,674          82,639
  Reinvested distributions                                  1,022             700           7,352           6,904
-----------------------------------------------------------------------------------------------------------------
Total                                                      19,755          36,461          75,026          89,543
-----------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                     (26,378)        (22,247)        (84,204)        (62,564)
Net Increase/(Decrease) in Fund Shares                    (6,623)          14,214         (9,178)          26,979
Shares Outstanding, Beginning of Period                    32,619          18,405         166,712         139,733
-----------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                          25,996          32,619         157,534         166,712
-----------------------------------------------------------------------------------------------------------------

For the fiscal year ended October 31                            Janus                           Janus
(all numbers in thousands)                                    High-Yield                   Short-Term Bond
                                                                 Fund                            Fund
BOND FUNDS                                               2003            2002            2003            2002
-----------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                              91,859          40,416          70,206         122,644
  Reinvested distributions                                  5,575           3,317           3,954           5,739
-----------------------------------------------------------------------------------------------------------------
Total                                                      97,434          43,733          74,160         128,383
-----------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                     (82,026)        (22,802)       (119,300)       (136,614)
Net Increase/(Decrease) in Fund Shares                     15,408          20,931        (45,140)         (8,231)
Shares Outstanding, Beginning of Period                    65,039          44,108         168,345         176,576
-----------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                          80,447          65,039         123,205         168,345
-----------------------------------------------------------------------------------------------------------------

For the fiscal year ended October 31                            Janus                          Janus
(all numbers in thousands)                                   Money Market                 Government Money
                                                                 Fund                        Market Fund
MONEY MARKET FUNDS                                       2003            2002            2003            2002
-----------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares
  Shares sold                                           1,773,435       3,451,102         179,426         363,218
  Reinvested dividends and distributions                   20,556          46,961           2,747           6,183
-----------------------------------------------------------------------------------------------------------------
Total                                                   1,793,991       3,498,063         182,173         369,401
-----------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                  (2,638,462)     (4,070,523)       (315,795)       (393,423)
Net Increase/(Decrease) in Fund Shares                  (844,471)       (572,460)       (133,622)        (24,022)
Shares Outstanding, Beginning of Period                 3,041,637       3,614,097         447,313         471,335
-----------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                       2,197,167       3,041,637         313,691         447,313
-----------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares
  Shares sold                                         159,420,727     292,938,764      14,566,499      29,455,369
  Reinvested dividends and distributions                   48,412          70,411           5,061           9,912
-----------------------------------------------------------------------------------------------------------------
Total                                                 158,469,139     293,009,175      14,571,560      29,465,281
-----------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                (160,869,172)   (295,736,587)    (15,070,384)    (29,124,604)
Net Increase/(Decrease) in Fund Shares                (1,400,033)     (2,727,412)       (498,824)         340,677
Shares Outstanding, Beginning of Period                10,541,200      13,268,612       1,274,650         933,973
-----------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                       9,141,167      10,541,200         775,826       1,274,650
-----------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares
  Shares sold                                             801,892       1,847,980       1,316,848         800,786
  Reinvested dividends and distributions                      177             645             315              15
-----------------------------------------------------------------------------------------------------------------
Total                                                     802,069       1,848,625       1,317,163         800,801
-----------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                    (840,386)     (1,824,497)     (1,299,542)       (713,098)
Net Increase/(Decrease) in Fund Shares                   (38,317)          24,128          17,621          87,703
Shares Outstanding, Beginning of Period                    98,643          74,515         173,292          85,589
-----------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                          60,326          98,643         190,913         173,292
-----------------------------------------------------------------------------------------------------------------

For the fiscal year ended October 31                             Janus
(all numbers in thousands)                                  Tax-Exempt Money
                                                              Market Fund
MONEY MARKET FUNDS                                       2003            2002
---------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares
  Shares sold                                             156,474         201,547
  Reinvested dividends and distributions                    1,068           2,024
---------------------------------------------------------------------------------
Total                                                     157,542         203,571
---------------------------------------------------------------------------------
  Shares Repurchased                                    (204,727)       (221,809)
Net Increase/(Decrease) in Fund Shares                   (47,185)        (18,238)
Shares Outstanding, Beginning of Period                   187,272         205,510
---------------------------------------------------------------------------------
Shares Outstanding, End of Period                         140,087         187,272
---------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares
  Shares sold                                             274,935         178,667
  Reinvested dividends and distributions                    1,065           1,552
---------------------------------------------------------------------------------
Total                                                     276,000         180,219
---------------------------------------------------------------------------------
  Shares Repurchased                                    (307,970)       (211,767)
Net Increase/(Decrease) in Fund Shares                   (31,970)        (31,548)
Shares Outstanding, Beginning of Period                   105,009         136,557
---------------------------------------------------------------------------------
Shares Outstanding, End of Period                          73,039         105,009
---------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares
  Shares sold                                                  --             750
  Reinvested dividends and distributions                        2               3
---------------------------------------------------------------------------------
Total                                                           2             753
---------------------------------------------------------------------------------
  Shares Repurchased                                        (574)           (100)
Net Increase/(Decrease) in Fund Shares                      (572)             653
Shares Outstanding, Beginning of Period                       663              10
---------------------------------------------------------------------------------
Shares Outstanding, End of Period                              91             663
---------------------------------------------------------------------------------

                                        Janus Income Funds  October 31, 2003  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

5.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

62  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Flexible Income Fund, Janus High-Yield Fund, Janus Federal Tax-Exempt Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodians and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

                                        Janus Income Funds  October 31, 2003  63

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS

1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for each Fund and each class of the Money Market Funds. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

64  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks, interest earned from interest-bearing securities in the Fund and other income.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods for the Bond Funds and each class of the Money Market Funds. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate (as applicable).

The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                        Janus Income Funds  October 31, 2003  65

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESIGNATION REQUIREMENTS (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2003:

TAX-EXEMPT INTEREST DISTRIBUTION PERCENTAGE

--------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund                                          99%
Janus Tax-Exempt Money Market Fund                                    100%
--------------------------------------------------------------------------------

DIVIDENDS RECEIVED DEDUCTION PERCENTAGE

--------------------------------------------------------------------------------
Janus Flexible Income Fund                                              1%
Janus High-Yield Fund                                                 0.5%
--------------------------------------------------------------------------------

QUALIFIED DIVIDEND INCOME PERCENTAGE

--------------------------------------------------------------------------------
Janus Flexible Income Fund                                              1%
Janus High-Yield Fund                                                 0.5%
--------------------------------------------------------------------------------

66  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                                        Janus Income Funds  October 31, 2003  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs (since               and NeoCore Corp.
Denver, CO 80206                                            2002). Formerly, Distinguished Visiting
Age 59                                                      Professor of Business (2001-2002),
                                                            Thunderbird (American Graduate
                                                            School of International Management),
                                                            Phoenix, AZ; and Principal (1988-
                                                            1999) of Phillips-Smith Retail Group,
                                                            Addison, TX (a venture capital firm).



William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

68  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Michael C. Buchanan      Executive Vice President     7/03-Present         Vice President of Janus Capital. Formerly,
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager and Head of High-
Denver, CO 80206         Janus High-Yield Fund                             Yield Trading (1998-2003) for BlackRock
Age 35                                                                     Financial Management.

Jeanine Morroni          Executive Vice President     9/03-Present         Vice President of Janus Capital. Formerly,
100 Fillmore Street      and Co-Portfolio Manager                          Analyst (1995-1999) for Janus Capital
Denver, CO 80206         Janus Government Money                            Corporation.
Age 34                   Market Fund

Sharon S. Pichler        Executive Vice President     12/94-Present        Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Federal Tax-Exempt                          accounts.
Age 54                   Fund
                         Janus Money Market Fund
                         Janus Tax-Exempt Money
                         Market Fund

Gibson Smith             Executive Vice President     7/03-Present         Vice President of Janus Capital. Formerly,
100 Fillmore Street      and Portfolio Manager                             Analyst, (2001-2003) for Janus Capital
Denver, CO 80206         Janus Short-Term Bond Fund                        Corporation and worked in the fixed-
Age 35                                                                     Fund income division (1991-2001) for
                                                                           Morgan Stanley.

Ronald V. Speaker        Executive Vice President     7/92-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Flexible Income Fund                        accounts.
Age 39

J. Eric Thorderson       Executive Vice President     9/99-Present         Vice President of Janus Capital and
100 Fillmore Street      and Co-Portfolio Manager                          Portfolio Manager for other Janus
Denver, CO 80206         Janus Government Money                            accounts. Formerly, Senior Analyst
Age 42                   Market Fund                                       (1996-1999) for Janus Capital Corporation.

Thomas A. Early          Vice President and General   3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      Counsel                                           Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC,
                                                                           Janus Distributors LLC and the Janus
                                                                           Foundation; Vice President, General
                                                                           Counsel and Director to Janus
                                                                           International (Asia) Limited and Janus
                                                                           International Limited; Director for Janus
                                                                           Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Director (2001) of Janus
                                                                           Distributors, Inc. and Janus Services, Inc.
                                                                           and General Counsel, Secretary and
                                                                           Director (2000-2002) of Janus International
                                                                           Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000)
                                                                           of Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.
-----------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.

                                        Janus Income Funds  October 31, 2003  69

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000)
                                                                           for Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.

David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.

70  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                        Janus Income Funds  October 31, 2003  71

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

72  Janus Income Funds  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                        Janus Income Funds  October 31, 2003  73

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                111-02-101 11/03
                                                                     LFRIN 11/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS INSTITUTIONAL CASH RESERVES FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................     5

     Statement of Operations ........................................     6

     Statement of Changes in Net Assets .............................     7

     Financial Highlights ...........................................     8

     Notes to Schedule of Investments ...............................     9

     Notes to Financial Statements ..................................    10

     Report of Independent Auditors .................................    13

     Explanations of Charts, Tables and Financial Statements ........    14

     Trustees and Officers ..........................................    16

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr                Anita Falicia                   Girard Miller

/s/ Loren Starr            /s/ Anita Falicia               /s/ Girard Miller

Vice President and         Vice President, Treasurer and   President and Chief
Chief Financial Officer,   Principal Accounting Officer,   Executive Officer,
Janus Investment Fund      Janus Investment Fund           Janus Investment Fund

Past Performance is no guarantee of future results.

                     Janus Institutional Cash Reserves Fund  October 31, 2003  1

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--------------------------------------------------------------------------------

JANUS INSTITUTIONAL CASH RESERVES FUND

[PHOTO]
Sharon Pichler
portfolio manager

MARKET COMMENTARY
--------------------------------------------------------------------------------

MARKET OVERVIEW

Another drop in the federal funds rate to 1.00% occurred during the period. Fed officials continue to reiterate that interest rates will remain low for a considerable period. Yields on 30-day commercial paper continue to be comparable to the central bank's rate and are reflected in the low yield of Janus Institutional Cash Reserves Fund. There have been a few instances where yields on one-year securities have approached 1.50%. New security issuance remains low, although asset-backed securities continue to be steady to strong. Sentiment in the market remains somewhat mixed and speculation continues regarding whether the Federal Reserve will raise rates sometime in 2004.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THE MARKET ENVIRONMENT OF THE PAST YEAR?
We continued to focus on our mandate of maximizing current income to the extent consistent with stability of capital. We were able to find what we believe to be an optimal balance of floating-rate securities, overnight securities, and securities along the yield curve that seemed to offer the best value. We were able to do this, while maintaining sufficient liquidity to meet our shareholders liquidity needs.

Q. IN GENERAL, WHAT IMPACT DOES THE FUND'S WEIGHTED AVERAGE MATURITY HAVE ON ITS YIELD?
In a period when interest rates are declining, such as this past year, a longer weighted average maturity will keep the yield on a money market fund higher for a longer time period. During times when interest rates are rising, a shorter weighted average maturity will allow a fund's yield to rise faster.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? When we could buy one-year fixed-rate securities at a higher rate than short-term securities, we took advantage and bought one-year securities. Given that the yield on these securities stayed higher, even as market yields declined, these were our best-performing securities within the guidelines and restrictions imposed by federal regulations on our Fund.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our exposure to shorter-dated and floating-rate securities negatively impacted the Fund because these securities both matured sooner and had to be reinvested at lower yields, or, in the case of floating rate securities, the interest rate adjusted downward throughout the period.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
We will continue to pursue our three-pronged approach to money management: stability of principal, liquidity and conservative credit analysis. Our objective is to carefully maximize yield within these constraints by gaining an information edge through intensive research. We will continue our balance of floating-rate securities, one-year securities, and overnight (or highly liquid) securities. We will be cautious not to over-extend the Fund when interest rates begin to rise while remaining liquid enough to take advantage of these higher rates.

Weighted Average Maturity for the
  12-month period as of October 31, 2003                                 66 days
7-Day Current Yield as of October 31, 2003                                 1.06%

                                                             Lipper Ranking
                                                         (12-month period ending
                                                           October 31, 2003)(1)
================================================================================
Janus Institutional Cash Reserves Fund                        First quartile
--------------------------------------------------------------------------------

(1) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return of capital gains and dividends reinvested. As of 10/31/03, Lipper ranked Janus Institutional Cash Reserves Fund 1st out of 278 institutional money market funds for the one-year period.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund(s).

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2005. Without such waivers, yields and total returns would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

2  Janus Institutional Cash Reserves Fund  October 31, 2003

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SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
================================================================================
Certificates of Deposit - 16.5%
$ 25,000,000    ABN AMRO Bank N.V., New York
                  1.40%, 10/20/04 ...........................    $    25,000,000
  20,000,000    Bank of Nova Scotia, New York
                  1.25%, 4/5/04 .............................         20,000,000
                Bank of the West:
  20,000,000      1.50%, 1/6/04 .............................         20,000,361
  20,000,000      1.40%, 1/29/04 ............................         20,000,000
  25,000,000    Bayerische Landesbank Girozentrale,
                  New York, 1.115%, 3/15/04 .................         25,000,000
  25,000,000    Canadian Imperial Bank of Commerce,
                  New York, 1.19%, 7/30/04 ..................         24,998,134
  25,000,000    Credit Agricole Indosuez, New York
                  1.31%, 4/13/04 ............................         25,000,000
  25,000,000    Credit Agricole, New York
                  1.30%, 8/4/04 .............................         25,000,000
  20,000,000    HSH Nordbank A.G., New York
                  1.38%, 8/26/04 ............................         19,998,362
                Natexis Banques Populaires, New York:
  25,000,000      1.31%, 4/13/04 ............................         25,000,000
  25,000,000      1.47%, 8/9/04 .............................         25,000,000
  25,000,000      1.31%, 9/27/04 ............................         25,000,000
                Norddeutsche Landesbank Girozentrale,
                  New York:
  20,000,000      1.35%, 1/27/04 ............................         20,000,000
  20,000,000      1.38%, 8/26/04 ............................         19,998,362
  20,000,000    Standard Chartered Bank, New York
                  1.495%, 1/7/04 ............................         20,000,183
  25,000,000    Swedbank, New York
                  1.32%, 8/4/04 .............................         25,000,000
  25,000,000    Toronto Dominion Bank, New York
                  1.34%, 4/16/04 ............................         25,000,000
                Westdeutsche Landesbank Girozentrale,
                  New York:
  20,000,000      1.38%, 12/30/03 ...........................         20,000,000
  25,000,000      1.33%, 4/12/04 ............................         25,000,000
  25,000,000      1.18%, 7/2/04 .............................         25,000,000
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $459,995,402) ...........        459,995,402
--------------------------------------------------------------------------------
Commercial Paper - 32.5%
  50,000,000    Bavaria TRR Corp.
                  1.15%, 1/26/04 (Section 4(2)) .............         49,862,639
                BCP Finance Bank, Ltd.:
  20,000,000      1.14%, 1/28/04 ............................         19,944,267
  20,000,000      1.14%, 1/29/04 ............................         19,943,633
                BTM Capital Corp.:
  20,000,000      1.14%, 11/12/03 (Section 4(2)) ............         19,993,033
  25,000,000      1.15%, 11/20/03 (Section 4(2)) ............         24,984,826
  37,000,000      1.15%, 12/3/03 (Section 4(2)) .............         36,962,178
                Check Point Charlie, Inc.:
  27,400,000      1.14%-1.15%, 11/03/03 (Section 4(2)) ......         27,398,259
  28,075,000      1.15%, 11/10/03 (Section 4(2)) ............         28,066,929
  21,000,000      1.15%, 11/17/03 (Section 4(2)) ............         20,989,267
  20,000,000      1.15%, 12/2/03 (Section 4(2)) .............         19,980,195
  20,000,000      1.15%, 12/10/03 (Section 4(2)) ............         19,975,083
  12,600,000      1.16%, 12/12/03 (Section 4(2)) ............         12,583,354
  18,500,000      1.15%, 1/15/04 (Section 4(2)) .............         18,455,677
  20,000,000    CIT Group, Inc.
                  1.15%, 2/5/04 .............................         19,938,667
                Dorada Finance, Inc.:
  25,000,000      1.18%, 4/15/04 (144A)ss. ..................         24,863,972
  25,000,000      1.18%, 4/26/04 (144A)ss. ..................         24,854,958
  25,000,000    K2 (U.S.A.) LLC
                  1.15%, 3/26/04 ............................         24,883,403

Principal Amount                                                    Market Value
================================================================================
Commercial Paper - (continued)
$ 20,000,000    HSH Nordbank A.G.
                  1.36%, 2/5/04 (Section 4(2)) ..............    $    19,927,467
                Mitsubishi Motors Credit:
  20,000,000      1.15%, 11/10/03 ...........................         19,994,250
  20,000,000      1.15%, 11/12/03 ...........................         19,992,972
  24,000,000      1.15%, 11/19/03 ...........................         23,986,200
  20,000,000      1.15%, 11/24/03 ...........................         19,985,305
  40,000,000      1.15%, 12/3/03 ............................         39,959,111
  25,000,000      1.15%, 12/4/03 ............................         24,973,646
                National Bank of New Zealand
                  International, Ltd.:
  50,000,000      1.33%, 4/13/04 (Section 4(2)) .............         49,697,056
  25,000,000      1.14%, 7/13/04 (Section 4(2)) .............         24,798,125
  50,000,000    PB Finance (Delaware), Inc.
                  1.15%, 1/20/04 ............................         49,872,222
                Rhineland Funding Capital Corp.:
   9,557,000      1.15%, 11/12/03 (Section 4(2)) ............          9,553,642
  16,650,000      1.15%, 12/3/03 (Section 4(2)) .............         16,632,980
  16,831,000      1.15%, 12/9/03 (Section 4(2)) .............         16,810,569
  33,899,000      1.20%, 12/11/03 (Section 4(2)) ............         33,853,801
  35,000,000      1.15%-1.20%, 12/17/03 (Section 4(2)) ......         34,948,569
                Victory Receivables Corp.:
  16,174,000      1.15%, 1/13/04 (Section 4(2)) .............         16,136,283
  25,000,000      1.15%, 1/14/04 (Section 4(2)) .............         24,940,903
  25,000,000      1.15%, 1/20/04 (Section 4(2)) .............         24,936,111
  25,000,000      1.15%, 2/9/04 (Section 4(2)) ..............         24,920,139
--------------------------------------------------------------------------------
Total Commercial Paper (cost $909,599,691) ..................        909,599,691
--------------------------------------------------------------------------------
Floating Rate Notes - 43.6%
   3,385,000    Alexander City Medical
                  1.22%, 10/1/23 ............................          3,385,000
  25,000,000    Ares VII CLO, Ltd., Class A-1A
                  1.19%, 5/8/15 (144A)ss. ...................         25,000,000
  23,000,000    Associated Bank N.A., Green Bay
                  1.1143%, 2/3/04 ...........................         23,000,000
  50,000,000    Bank of America Securities LLC
                  (same day put), 1.21%, 11/3/03 ............         50,000,000
                Bavaria Universal Funding:
  30,000,000      1.11%, 11/10/03 (Section 4(2)) ............         29,999,934
  50,000,000      1.11%, 1/13/04 (Section 4(2)) .............         49,998,942
  25,000,000    Blue Heron Funding II, Ltd., Class A
                  1.15%, 3/19/04 (144A)ss. ..................         25,000,000
  50,000,000    Blue Heron Funding VI, Ltd., Class A-1
                  1.15%, 5/19/04 (144A)ss. ..................         50,000,000
  25,000,000    Blue Heron Funding VII, Ltd., Series 7A
                  Class A-1, 1.15%, 5/28/04 (144A)ss. .......         25,000,000
   3,400,000    Capel, Inc.
                  1.17%, 9/1/09 .............................          3,400,000
   8,340,000    Crozer-Keystone Health Systems
                  1.20%, 12/15/21 ...........................          8,340,000
                Eagle County, Colorado Housing Facility
                  Revenue, (BC Housing LLC Project):
   8,000,000      Series A, 1.17%, 5/1/39 ...................          8,000,000
   9,100,000      Series A, 1.12%, 6/1/27 ...................          9,100,000
  12,100,000    Edison Chouest Offshore
                  Series 2002, 1.22%, 3/1/04 ................         12,100,000
 140,000,000    EMC Mortgage Corp. (same day put)
                  1.2225%, 5/7/04 ...........................        140,000,000
 140,000,000    GMAC Mortgage Corp. of Pennsylvania
                  1.5676%, 11/26/03 .........................        139,847,594
   5,000,000    H.C. Equities L.P.
                  1.12%, 12/1/23 ............................          5,000,000
  25,000,000    Household Finance Corp.
                  2.39%, 3/11/04 ............................         25,112,891

See Notes to Schedules of Investments and Financial Statements.

                     Janus Institutional Cash Reserves Fund  October 31, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS INSTITUTIONAL CASH RESERVES FUND

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
================================================================================
Floating Rate Notes - (continued)
$  4,550,000    J.D. Parks and Lissa Parks, Series 2002
                  1.22%, 6/1/22 .............................    $     4,550,000
 100,000,000    J.P. Morgan Securities, Inc. (seven day put)
                  1.1425%, 11/4/03 ..........................        100,000,000
   8,400,000    Jasper, Morgan, Newton and Walton
                  Counties, Georgia Joint Development
                  Authority Revenue, (Industrial Park
                  Project), 1.19%, 12/1/20 ..................          8,400,000
                Lehman Brothers, Inc.:
  55,000,000      (90 day put), 1.2425%, 1/2/04(beta) .......         55,000,000
  80,000,000      (same day put), 1.2425%, 3/17/04 ..........         80,000,000
   7,890,000    Lock-N-Store, Inc., Series 2002
                  1.26%, 9/1/22 .............................          7,890,000
  10,200,000    Luxor Management Company
                  1.22%, 4/1/18 .............................         10,200,000
   9,000,000    McElroy Metal Mill, Inc., Series 2003
                  1.22%, 7/1/18 .............................          9,000,000
  75,000,000    Merrill Lynch & Company, Inc.
                  (seven day put), 1.2125%, 3/27/04 .........         75,000,000
  10,880,000    Mississippi Business Finance Corp.
                  1.22%, 1/1/23 .............................         10,880,000
   4,900,000    Montgomery, Alabama Industrial
                  Development Board of Revenue
                  (Jenkins Brick Co.), Series A
                  1.24%, 9/1/14 .............................          4,900,000
  11,200,000    New Seasons of Mt. Arlington, Series 2003
                  1.22%, 7/1/20 .............................         11,200,000
  20,000,000    Northern Rock PLC
                  1.15%, 1/16/04 (144A) .....................         20,000,000
   7,855,000    Octel Starreon LLC, Series 2002-A
                  1.27%, 6/1/12 .............................          7,855,000
   5,270,000    Ohio Health Care Facility Revenue Bonds
                  (United Church Homes, Inc. Project)
                  Series 2002, 1.20%, 9/1/27 ................          5,270,000
  30,000,000    Putnam Structured Product Funding 2003-1
                  LLC, Class A-15, 1.14%, 10/15/38 (144A)ss.          30,000,000
  25,000,000    Rhineland Funding Capital Corp.
                  1.14%, 1/23/04 (Section 4(2)) .............         25,000,000
  13,300,000    Russell Lands, Inc., Series 2002
                  1.22%, 8/1/12 .............................         13,300,000
  11,900,000    Safe Mini Storage Development LLC
                  Series 2002, 1.25%, 10/1/17 ...............         11,900,000
  33,395,000    Southeast Alabama Gas District, Series 2003A
                  1.18%, 6/1/23 .............................         33,395,000
  10,600,000    Village Green Finance Co.
                  1.12%, 11/1/22 ............................         10,600,000
   6,200,000    Virginia Health Services
                  1.12%, 1/1/18 .............................          6,200,000
   4,000,000    Watertown Crossing LLC
                  1.27%, 5/1/27 .............................          4,000,000
   9,790,000    West Park Apartments and Cedar Pines
                  Apartments, Series 2002, 1.15%, 9/1/22 ....          9,790,000
  32,000,000    Westchester County, New York Industrial
                  Development Agency, (Fortwest II Facility)
                  Series 2002, 1.37%, 5/1/32 ................         32,000,000
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $1,218,614,361) .............      1,218,614,361
--------------------------------------------------------------------------------

Principal Amount                                                    Market Value
================================================================================
Repurchase Agreements - 5.0%
$ 50,000,000    Bear Stearns & Company, Inc., 1.1325%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $50,004,719
                  collateralized by $503,815,600
                  in Collateralized Mortgage Obligations
                  0%-4.49%, 10/19/33-12/25/33
                  with a value of $51,000,000 ...............    $    50,000,000
  90,500,000    Credit Suisse First Boston, Inc., 1.12%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $90,508,447
                  collateralized by $120,561,733
                  in Collateralized Mortgage Obligations
                  0%-9.163%, 11/15/03-2/25/34
                  with a value of $95,025,531 ...............         90,500,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $140,500,000) .............        140,500,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 1.4%
  20,000,000    CC USA, Inc.
                  1.31%, 4/13/04 (144A)ss. ..................         20,000,000
  20,000,000    Dorada Finance, Inc.
                  1.50%, 2/10/04 (144A) .....................         20,000,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $40,000,000) .........         40,000,000
--------------------------------------------------------------------------------
U.S Government Agency Note - 0.9%
  25,000,000    Freddie Mac
                  1.375%, 8/12/04 (cost $24,727,864) ........         24,727,864
--------------------------------------------------------------------------------
Total Investments (total cost* $2,793,437,318) - 99.9% ......      2,793,437,318
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities -- 0.1%         2,426,397
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,795,863,715
--------------------------------------------------------------------------------

* Also represents cost for federal income tax purposes.

See Notes to Schedules of Investments and Financial Statements.

4  Janus Institutional Cash Reserves Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003
(all numbers in thousands except net asset value per share)

--------------------------------------------------------------------------------

Assets:
  Investments at amortized cost                                     $  2,793,437
  Cash                                                                        40
  Receivables:
    Interest                                                               4,070
--------------------------------------------------------------------------------
Total Assets                                                           2,797,547
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Dividends and distributions                                            1,247
    Advisory fees                                                            236
    Administrative fees                                                      188
    Audit fees                                                                 9
    Trustees' fees and expenses                                                3
--------------------------------------------------------------------------------
Total Liabilities                                                          1,683
--------------------------------------------------------------------------------
Net Assets                                                          $  2,795,864
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in-surplus)*                          $  2,795,864
--------------------------------------------------------------------------------
Total Net Assets                                                    $  2,795,864
--------------------------------------------------------------------------------
  Shares Outstanding                                                   2,795,864
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       1.00
--------------------------------------------------------------------------------

* See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

                     Janus Institutional Cash Reserves Fund  October 31, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS


For the fiscal year ended October 31, 2003
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $     35,397
  Interfund lending income                                                     1
--------------------------------------------------------------------------------
Total Investment Income                                                   35,398
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            4,991
  Administrative fees                                                      3,743
  Audit fees                                                                  12
  Trustees' fees and expenses                                                 37
--------------------------------------------------------------------------------
Total Expenses                                                             8,783
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                       (4,242)
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                   4,541
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              30,857
--------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
  Net realized Gain/(Loss) from investment transactions                       44
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                $     30,901
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Institutional Cash Reserves Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

For the fiscal year or period ended October 31
(all numbers in thousands)                                                 2003          2002(1)

------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                            $     30,857     $     10,922
  Net realized gain from investment transactions                             44               11
------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                     30,901           10,933
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                (30,857)         (10,922)
  Net realized gain from investment transactions                           (44)             (11)
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (30,901)         (10,933)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        17,891,680        3,776,545
  Reinvested dividends and distributions:                                14,551            2,086
  Shares repurchased                                               (16,902,525)      (1,986,473)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               1,003,706        1,792,158
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 1,003,706        1,792,158
Net Assets:
  Beginning of Period                                                 1,792,158               --
------------------------------------------------------------------------------------------------
  End of Period                                                    $  2,795,864     $  1,792,158
------------------------------------------------------------------------------------------------

(1)  Period May 15, 2002 (inception) to October 31, 2002.

See Notes to Financial Statements.

                     Janus Institutional Cash Reserves Fund  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year or period ended October 31
                                                            2003         2002(1)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     1.00      $     1.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .01             .01
  Net gain/(loss) on securities
    (both realized and unrealized)(2)                         --              --
--------------------------------------------------------------------------------
Total from Investment Operations                             .01             .01
--------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                   (.01)           (.01)
  Distributions (from capital gains)(2)                       --              --
--------------------------------------------------------------------------------
Total Dividends and Distributions                          (.01)           (.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     1.00      $     1.00
--------------------------------------------------------------------------------
Total Return*                                              1.27%           0.87%
--------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)            $2,795,864      $1,792,158
Average Net Assets for the Period (in thousands)      $2,495,376      $1,262,186
Ratio of Expenses to Average Net Assets**(3)(4)            0.18%           0.18%
Ratio of Net Investment Income/(loss)
  to Average Net Assets**(3)                               1.24%           1.86%

(1)  Period May 15, 2002 (inception) to October 31, 2002.
(2) Net gain/(loss) on securities (both unrealized and realized) and Distributions (from capital gains) aggregated less than a $.01 on a per share basis for the fiscal year ended.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4) The ratio was 0.35% in 2003 and 0.35% in 2002 before waiver of certain fees incurred by the Fund.
  * Total return not annualized for periods of less than one full year.
 ** Annualized for periods less than one full year.

See Notes to Financial Statements.

8  Janus Institutional Cash Reserves Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Section 4(2) Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

(beta)         Security is illiquid.

Variable rate notes, the interest rate on which is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2003.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

ss. SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                             Value as
                                                 Acquisition   Acquisition                      % of
                                                     Date          Cost           Value      Net Assets
-------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund
Ares VII CLO, Ltd., Class A-1A
  1.19%, 5/8/15 (144A)                               5/7/03    $ 25,000,000    $ 25,000,000      0.9%
Blue Heron Funding II, Ltd., Class A
  1.15%, 3/19/04 (144A)                             3/21/03    $ 25,000,000    $ 25,000,000      0.9%
Blue Heron Funding VI, Ltd., Class A-1
  1.15%, 5/19/04 (144A)                             5/21/03    $ 50,000,000    $ 50,000,000      1.8%
Blue Heron Funding VII, Ltd., Series 7A
  Class A-1, 1.15%, 5/28/04 (144A)                  7/29/03    $ 25,000,000    $ 25,000,000      0.9%
CC USA, Inc., 1.31%, 4/13/04 (144A) 4/10/03                    $ 20,000,000    $ 20,000,000      0.7%
Dorada Finance, Inc., 1.18%, 4/15/04 (144A)        10/28/03    $ 24,860,694    $ 24,863,972      0.9%
Dorada Finance, Inc., 1.34%, 4/26/04 (144A)        10/28/03    $ 24,851,681    $ 24,854,958      0.9%
Putnam Structured Product Funding 2003-1 LLC
  Class A-15, 1.14%, 10/15/38 (144A)                10/8/03    $ 30,000,000    $ 30,000,000      1.1%
-------------------------------------------------------------------------------------------------------

                     Janus Institutional Cash Reserves Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of Janus Institutional Cash Reserves Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests exclusively in high-quality money market instruments. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities held by the Fund are valued at their market value determined by the amortized cost method of valuation. If management believes that such valuation does not reflect the securities' fair value, these securities are valued at fair value as determined in good faith under procedures established by the Fund's trustees. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's trustees.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital that permits it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2003, Janus Institutional Cash Reserves Fund lent cash at a rate of 1.30% and interest income amounted to $773. Interfund lending income is included on the Statement of Operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

WHEN-ISSUED SECURITIES
The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends representing substantially all of the Fund's net investment income are declared daily and distributed monthly. The Fund bears expenses incurred specifically on its behalf.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.   AGREEMENTS

The Fund pays Janus Capital .20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for the Fund to .10%. In addition, the Fund pays Janus Capital an administrative fee of .15% which Janus Capital agreed to reduce to .08%. All other expenses of the Fund except interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses and extraordinary costs are paid by Janus Capital.

10  Janus Institutional Cash Reserves Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

Other funds managed by Janus Capital may invest in the Fund. During the fiscal year ended October 31, 2003, the Fund had the following affiliated activity:

                                                                                Dividends       Market Value
                                           Subscriptions     Redemptions           Paid          at 10/31/03
--------------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund
Janus Olympus Fund                        $  130,000,000    $  130,000,000    $        3,775                --
Janus Twenty Fund                          2,216,000,000     2,441,000,000           492,923    $  100,000,000
Janus Worldwide Fund                         400,000,000       400,000,000            61,932                --
Janus Balanced Fund                          275,000,000       275,000,000             9,144                --
Janus Growth and Income Fund                  50,000,000        50,000,000             1,822                --
Janus Mid Cap Value Fund                      70,000,000        70,000,000             2,033                --
--------------------------------------------------------------------------------------------------------------
                                          $3,141,000,000    $3,366,000,000    $      571,629    $  100,000,000
--------------------------------------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2003    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
Janus Institutional Cash
  Reserves Fund             $30,901,411         --              --               --
-----------------------------------------------------------------------------------------

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2002    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
Janus Institutional Cash
  Reserves Fund             $10,933,206         --              --               --
-----------------------------------------------------------------------------------------

                    Janus Institutional Cash Reserves Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4.   CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)                                  2003         2002(1)
--------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares
  Shares sold                                         17,891,680       3,776,545
  Reinvested dividends and distributions                  14,551           2,086
--------------------------------------------------------------------------------
Total                                                 17,906,231       3,778,631
--------------------------------------------------------------------------------
  Shares repurchased                                (16,902,525)     (1,986,473)
Net Increase/(Decrease) in Fund Shares                 1,003,706       1,792,158
Shares Outstanding, Beginning of Period                1,792,158              --
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                      2,795,864       1,792,158
--------------------------------------------------------------------------------

(1)  Period May 15, 2002 (inception) to October 31, 2002.

5.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC (``Canary''), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

12  Janus Institutional Cash Reserves Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Institutional Cash Reserves Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period May 15, 2002 (commencement of operations) through October 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform theaudit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

                    Janus Institutional Cash Reserves Fund  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the interest earned from interest-bearing securities in the Fund.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENTS OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

14  Janus Institutional Cash Reserves Fund  October 31, 2003

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6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The ratio of net investment income summarizes the income earned divided by the average net assets of the Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

                    Janus Institutional Cash Reserves Fund  October 31, 2003  15

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TRUSTEES AND OFFICERS (unaudited)

The Fund's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

16  Janus Institutional Cash Reserves Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs (since               and NeoCore Corp.
Denver, CO 80206                                            2002). Formerly, Distinguished Visiting
Age 59                                                      Professor of Business (2001-2002),
                                                            Thunderbird (American Graduate
                                                            School of International Management),
                                                            Phoenix, AZ; and Principal (1988-
                                                            1999) of Phillips-Smith Retail Group,
                                                            Addison, TX (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

                    Janus Institutional Cash Reserves Fund  October 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Sharon S. Pichler        Executive Vice President     12/94-Present        Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Institutional Cash                          accounts.
Age 54                   Reserves Fund

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

18  Janus Institutional Cash Reserves Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                    Janus Institutional Cash Reserves Fund  October 31, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

20  Janus Institutional Cash Reserves Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                    Janus Institutional Cash Reserves Fund  October 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.


                 GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

                 VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-295-2687

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                103-24-100 11/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................    10

     Statement of Operations ........................................    11

     Statement of Changes in Net Assets .............................    12

     Financial Highlights ...........................................    13

     Notes to Schedule of Investments ...............................    14

     Notes to Financial Statements ..................................    15

     Report of Independent Auditors .................................    22

     Explanation of Charts, Tables and Financial Statements .........    23

     Trustees and Officers ..........................................    25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr               Anita Falicia                  Girard Miller

/s/ Loren Starr           /s/ Anita Falicia              /s/ Girard Miller

Vice President and        Vice President, Treasurer and  President and Chief
Chief Financial Officer,  Principal Accounting Officer,  Executive Officer,
Janus Investment Fund     Janus Investment Fund          Janus Investment Fund

Past Performance is no guarantee of future results.

                                                 Janus Fund  October 31, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND

[PHOTO]
Blaine Rollins
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Dear Janus Fund shareholder,

When I started at Janus in 1990 our founder, Tom Bailey, revealed his simple but enduring philosophies to me: when investing, maintain a long-term view and always place shareholders' interests first. To this day, these philosophies guide my every action as your portfolio manager.

These philosophies run deep throughout Janus. During my time here, the firm has made many pro-shareholder moves that have been uncharacteristic within our industry. For example, nearly seven years ago, Janus banned portfolio managers from personally investing in stocks except in very limited circumstances, effectively focusing all of our investing energies for the sole benefit of fund shareholders. The company also decided not to manage hedge fund assets due to the potential conflict of interest with Janus' long-term mutual fund shareholders.

Personally, my ultimate commitment to Janus Fund and its shareholders is the fact that I have invested the majority of my own investable assets in the Fund and nearly all of the rest in various other Janus funds and in Janus Capital Group common stock. I could not be any more committed to Janus Fund and all of my fellow shareholders, as I have put virtually all of my eggs into one basket albeit, I believe, a well-diversified one. In my view, nothing could keep me more focused on placing my shareholders first.

While the past year has been a challenging one for investors due to the war in Iraq and continued economic uncertainty, I am happy to tell you that Janus Fund has done well on both an absolute and a relative return basis. In fact, for the 12 months ended October 31, 2003, the Fund gained 22.46% compared to the 20.79% return posted by its benchmark, the S&P 500(R) Index.(1) This performance earned the Fund a top-quartile ranking based on total return, placing it 125 out of 618 Large-Cap Growth Funds ranked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2) And while top-quartile performance will certainly not be possible every time period, I am pleased to report that Janus Fund also has top-quartile standings for the 5-, 10-, 20-, and 30-year timeframes as of October 31, 2003. Our 3-year ranking is just below the middle of the pack (56th percentile) and was impacted by our poor performance during the global economic slowdown and its impact on our long-term growth companies.(2) The effects of September 11 on our media/advertising and travel-related holdings also contributed. Despite a tough three-year period, I am maintaining my long-term view and am diligently trying to correct this period of underperformance.

This fiscal year proved another gut wrencher for all equity investors. Last October started with continued weak global economies, uncertainty in the middle east and, after the worst string of corporate scandals in decades, zero confidence by investors in the financial markets, which drove high-yield bond spreads to the highest levels in 13 years and the stock market toward five-year lows. In hindsight, we could all say that it was the perfect time to be fully invested in the equity markets but, at the time, most mutual fund managers, including myself, were sleeping a bit less during the night.

When I look back at the portfolio a year ago to see what helped me sleep at all, I see a portfolio of well-managed, great businesses, most of which executed well during a tough economy. Most of these companies are still in the Fund today. In fact, of Janus Fund's top 25 holdings one year ago, 20 continue to hold substantial positions in the portfolio. I have always believed that well-managed, superior business models are tough to come by and when I come across one, I put it on my radar screen, begin the research process and, when the valuation is right, grab onto it with both hands.

As the fiscal year progressed, the Fund remained invested in some businesses that maintained or grew market share and managed their cost structure during the economic downturn. It was these businesses that we felt would have the cash flow and earnings growth leverage once the economy moved toward its inevitable recovery. Meanwhile, some of our other companies were so busy executing their business plans that they didn't even notice there was a slowdown in the economy. These include Procter & Gamble, Amazon, Stryker, Ryanair, Alcon, St. Jude Medical, Renaissance Re, eBay, Apollo Group and several others. It is always the most rewarding to find great companies that can grow in both the good times and bad.

Six months ago, a host of data showed the potential for an improving U.S. and global economy. Today, the news continues to be good. In fact, in the midst of writing this letter, I learned that the Labor Department released very positive job payroll and unemployment rate data, showing further proof that the U.S. economy is recovering. As job growth and higher corporate profits lead to incremental spending, the economy should continue to add jobs and increase capital spending to satisfy its growth.

2  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Thus, the economic cycle's upward phase seems to have begun once again. It is also nice to see the improving data points out of Japan and Europe.

This upward economic cycle is exciting for both me and the Janus research team as it means we will likely begin seeing increased corporate spending on new products and services and an expanding universe of growth companies to invest in. I feel that finding growing companies is one of our team's core competencies and, given that the team is two and a half times larger today than it was three years ago, we are hunting for growth across even more industries and geographies. Also working to our advantage is the fact that many Wall Street research houses have reduced the number of analysts covering companies. Consequently, I believe the Janus research team has a key advantage in finding those next great long-term growth franchises.

The Fund's top five contributors to performance were Comcast, Maxim Integrated Products, Linear Technologies, Cisco, and Amazon. With the exception of Amazon, these stocks have been in the portfolio for an average of five years. We repurchased our Amazon position last year when its share price dipped into the low teens, as we were impressed with management's success in aligning the company's cost structure with the more rational growth expectations of its Internet sales. While our Cisco position has been in the portfolio since 1997, we have been able to manage the size of the holding up and down its eight-fold rise and its 80% drop in the share prices to our benefit, evidenced by our over $1.4 billion gain and the nearly $300 million in unrealized gains that we have on the books today.

The five largest detractors from the Fund's absolute results were Tenet Healthcare, Viacom, Lockheed Martin, Stanley Works, and Home Depot. Of the five, only Viacom and Lockheed Martin remain holdings today. In addition to continued strong fundamentals, these two companies were strong performers in the 2002 fiscal year, which, among other things, leads me to believe that this year's underperformance was a short-term event and that these stocks are just taking a breather. As the economy grows through the end of 2003 and into 2004, I expect local and national advertising trends to pick up, which would benefit Viacom's vast holdings in TV and cable networks, radio stations and billboards. And while defense stocks are out of favor in the current market environment, I believe that Lockheed Martin's new military contract wins and management's continued focus on generating higher returns will lead to rising free cash flow generation and push the stock higher.

The diversity of stocks in the Fund gives me great confidence that the Janus research team is looking under every rock in the world and that our returns are not concentrated in one industry or geography. Another confidence builder is the fact that not only did our analysts dig up a number of gems during the year, but they also kept us away from many of the market's biggest individual disasters.

Specifically, I tip my hat to our analysts covering big pharmaceutical and telecom services companies. These stocks may be tempting to some of my peers, perhaps due to their cheaper relative valuations, however, risks in their business models and a lack of catalysts convinced us to stay away from these groups. When our research reveals growing pipelines, minimal threat of generic competition and lower pricing risk at the big pharmaceutical companies, I expect to buy those individual companies. As for the wireline telecom service companies, I expect to have a much more difficult time investing there given the growing threat of the cable companies to take the voice and data business away with their superior cable networks. One need not look any further than the size of Janus Fund's Comcast position to decide who I think will win the voice and data wars. Chief executive officer Brian Roberts and his team have done an excellent job of executing their long-term cable strategy, and this year supports my view that they are the best management team in the industry by pulling off a flawless integration of AT&T's cable assets. Most investors still feel that the cable business is one that will never generate positive cash flows on a sustainable basis. I am more than happy to bet against those investors due to my conviction in Janus' research efforts and in Brian Roberts' leadership.

As I look to the future, I am excited about the new direction of the U.S. and global economies and feel the work that the Janus research team is executing on will provide us with even more investable opportunities. My investment objective for Janus Fund will be the same as it always has been, which is to strive for top-quartile returns by investing in the best-managed growth companies we can find. My horizon for any new position is three to five years, and I will continue to feed the bottom third of the portfolio with small and midsized companies that I believe have the potential to be strong contributors to our performance. I am not running a glorified index fund that invests in every sector of the economy, as that is not what I believe you want out of your investment in the Janus Fund. Rather, I will continue to own overweight positions in companies that I have high conviction in and that I feel will have the best return versus risk characteristics for my long-term investment horizon.

                                                 Janus Fund  October 31, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND

Long-term investing is about hard work and patience. And it's about the willingness and ability to look into the future while being mindful of the past. As a shareholder of Janus Fund, it's important for you to know that I remain mindful and focused on helping you reach your financial goals. While, by nature, I'm a competitive person and am driven to deliver top-notch results for my shareholders, I hope you'll take some level of comfort knowing that I'm an investor right along with you. Along with all investors of this Fund, I look forward to reaping the benefits of hard work, patience, foresight and certainly, a cooperative environment for growth companies in the months and years to come.

Thank you for your continued investment in Janus Fund.

Sincerely,

Blaine Rollins

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Fund $918,685
S&P 500(R) Index $383,106

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through October 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Fund ($918,685) as compared to the S&P 500 Index ($383,106).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                       CALENDAR
                         YEAR-        ONE         FIVE        TEN       SINCE
                        TO-DATE       YEAR        YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Fund               26.37%      22.46%       0.87%       8.21%      14.34%
--------------------------------------------------------------------------------
S&P 500(R) Index         21.19%      20.79%       0.53%      10.43%      11.41%
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Fund advanced 22.46%, while its benchmark, the S&P 500(R) Index, gained 20.79%.(1) In turn, the Fund earned a first quartile ranking based on total return, placing 125th out of 618 large-cap growth funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

4  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Our holdings in Maxim Integrated Products appreciated significantly during the period, boosting the manufacturer and marketer of analog circuits to the top spot among stocks that contributed most to the Fund's overall performance. Cable giant Comcast Corp. and Linear Technology, a developer of linear integrated circuits, tied for second on our list of strongest contributors, while our shares of Cisco Systems, a maker of networking and communication products, also added to the Fund's gains. Rounding our list of top-five contributors was Internet retailer Amazon.com.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Maxim Integrated Products, Inc.
   Comcast Corp.
   Linear Technology Corp.
   Cisco Systems, Inc.
   Amazon.com, Inc.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our biggest detractor was hospital and healthcare facility operator Tenet Healthcare, which saw a substantial decline in its stock during the year. Media and entertainment conglomerate Viacom also disappointed us. Substandard returns by aerospace and defense company Lockheed Martin, toolmaker Stanley Works and home improvement retailer Home Depot also held back the Fund's gains.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Tenet Healthcare Corp.
   Viacom, Inc.
   Lockheed Martin Corp.
   Stanley Works
   Home Depot, Inc.
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
While we measure results based on the collective growth of our individual stock selection, sector performance also helps to gauge our progress. With this in mind, the information technology sector was by far the biggest contributor to the Fund's absolute performance. Also boosting our absolute returns was our exposure to the consumer discretionary sector, an area in which we had over twice the exposure of our benchmark. However, because our holdings in this group did not perform as strongly as those in the index, our consumer discretionary weighting actually hindered our relative performance. On an absolute basis, the energy and healthcare sectors were the biggest detractors from the Fund's results.

                                                 Janus Fund  October 31, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
With a broadly diversified portfolio, this fund invests primarily in larger, more established companies while keeping an eye out for smaller and foreign companies that the Fund's portfolio manager believes have attractively-priced growth potential.

FUND PROFILE(3) - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 0.1%

Corporate Bonds - Domestic - 0.3%

Common Stock - Foreign - 6.8%

Common Stock - Domestic - 92.9%

Number of Stocks: 97
Number of Bonds: 2
Top 10 Equities: 44.4%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Comcast Corp. - Special Class A                        7.4%                 6.0%
Linear Technology Corp.                                6.2%                 4.3%
Maxim Integrated Products, Inc.                        6.2%                 4.2%
Time Warner, Inc.                                      5.1%                 5.2%
Colgate-Palmolive Co.                                  4.0%                 4.7%
Viacom, Inc. - Class B                                 3.8%                 6.4%
Cisco Systems, Inc.                                    3.5%                 0.9%
Walgreen Co.                                           3.0%                 3.1%
Univision Communications, Inc.
  - Class A                                            2.7%                 1.9%
Charles Schwab Corp.                                   2.5%                 1.7%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS        S&P 500(R)
                                         FUND          INDEX
Semiconductor Components/
  Integrated Circuits                   12.4%           0.5%
Mulitmedia                               8.9%           2.1%
Cable Television                         7.4%           0.8%
Cosmetics and Toiletries                 6.2%           2.4%
Diversified Operations                   4.7%           5.2%
Networking Products                      3.5%           1.5%
Fiduciary Banks                          3.1%           0.7%
Retail-Drug Store                        3.0%           0.5%
Television                               2.7%           0.1%
Transportation - Services                2.6%           1.1%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Fund 270th out of 489, 76th out of 320, 22nd out of 87, 4th out of 32, and 4th out of 27 large-cap growth funds for the 3-, 5-, 10-, 20-, and 30-year periods, respectively.

(3)  Chart includes Cash and Cash Equivalents of (0.1)%.

* The Fund's inception date - 2/5/70.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. It does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

There is no assurance the investment process will consistently lead to successful investing.

6  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.7%
Advertising Sales - 0.4%
   2,280,397    Lamar Advertising Co.* ......................    $    69,096,029

Aerospace and Defense - 2.1%
   1,601,740    Boeing Co.# .................................         61,650,973
   1,263,620    General Dynamics Corp.# .....................        105,764,994
   4,365,565    Lockheed Martin Corp.# ......................        202,387,593

                                                                     369,803,560

Aerospace and Defense - Equipment - 0.4%
     764,705    United Technologies Corp.# ..................         64,762,866

Airlines - 2.4%
   3,752,878    Ryanair Holdings PLC (ADR)*,# ...............        193,273,217
  11,414,443    Southwest Airlines Co. ......................        221,440,194

                                                                     414,713,411

Broadcast Services and Programming - 0.1%
   1,000,000    Liberty Media Corp. - Class A* ..............         10,090,000

Building - Mobile Homes and Manufactured Homes - 0.3%
   1,036,095    Winnebago Industries, Inc.#,(pound) .........         60,404,339

Building - Residential and Commercial - 0.5%
     131,845    NVR, Inc.*,# ................................         64,524,943
     170,440    Ryland Group, Inc.# .........................         15,152,116

                                                                      79,677,059

Cable Television - 7.4%
  39,410,704    Comcast Corp. - Special Class A* ............      1,285,577,164

Casino Hotels - 0.4%
   1,619,300    Mandalay Resort Group .......................         63,557,525

Chemicals - Specialty - 1.2%
   2,652,025    Ecolab, Inc.# ...............................         71,312,952
   2,524,520    Sigma-Aldrich Corp.#,(pound) ................        132,411,074

                                                                     203,724,026

Commercial Banks - 0.3%
     559,325    M&T Bank Corp. ..............................         52,520,618

Commercial Services - 0.2%
     950,090    Iron Mountain, Inc.*,# ......................         36,331,442

Commercial Services - Finance - 1.2%
   5,460,802    Paychex, Inc.# ..............................        212,534,414

Computer Services - 0.6%
   5,309,410    Ceridian Corp.* .............................        111,497,610

Containers - Metal and Glass - 0.7%
   2,031,125    Ball Corp. ..................................        114,149,225

Containers - Paper and Plastic - 1.0%
   2,525,825    Bemis Company, Inc.(pound) ..................        116,794,148
   1,035,245    Sealed Air Corp.*,# .........................         55,106,091

                                                                     171,900,239

Cosmetics and Toiletries - 6.2%
  13,256,155    Colgate-Palmolive Co. .......................        705,094,883
     767,655    International Flavors & Fragrances, Inc.# ...         25,409,381
   3,638,450    Procter & Gamble Co. ........................        357,623,251

                                                                   1,088,127,515

Data Processing and Management - 0.4%
   1,862,095    Fiserv, Inc.* ...............................         65,769,195

Dental Supplies and Equipment - 0.4%
   1,112,639    Patterson Dental Co.*,# .....................         71,186,643

Distribution and Wholesale - 0.2%
     894,700    W.W. Grainger, Inc. .........................         40,959,366

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 4.7%
   4,521,100    3M Co. ......................................    $   356,579,156
   1,813,370    Illinois Tool Works, Inc. ...................        133,373,364
   1,351,395    ITT Industries, Inc. ........................         91,881,346
  11,577,720    Tyco International, Ltd. (New York Shares)# .        241,742,794

                                                                     823,576,660

Diversified Operations - Commercial Services - 1.4%
   2,745,740    ARAMARK Corp. - Class B* ....................         73,366,173
   7,998,995    Cendant Corp.*,# ............................        163,419,468

                                                                     236,785,641
E-Commerce/Products - 1.4%
   4,528,055    Amazon.com, Inc.*,# .........................        246,416,753

E-Commerce/Services - 0.6%
   1,930,342    eBay, Inc.*,# ...............................        107,983,331

Electronic Components - Semiconductors - 2.0%
   4,588,425    Intel Corp. .................................        151,647,446
   6,604,645    Texas Instruments, Inc. .....................        191,006,334

                                                                     342,653,780

Enterprise Software/Services - 0.1%
     832,620    BMC Software, Inc.*,# .......................         14,470,936

Fiduciary Banks - 3.1%
  12,107,000    Bank of New York Company, Inc. ..............        377,617,330
   3,641,485    Northern Trust Corp.# .......................        169,146,978

                                                                     546,764,308

Finance - Commercial - 0.7%
   3,858,100    CIT Group, Inc. .............................        129,709,322

Finance - Investment Bankers/Brokers - 2.5%
  32,307,507    Charles Schwab Corp. ........................        438,089,795

Financial Guarantee Insurance - 1.8%
   6,049,000    MGIC Investment Corp.(pound) ................        310,374,190

Food - Retail - 0.4%
   1,071,365    Whole Foods Market, Inc.*,# .................         63,467,663

Food - Wholesale/Distribution - 1.4%
   7,012,670    Sysco Corp.# ................................        236,046,472

Hazardous Waste Disposal - 0.1%
     321,910    Stericycle, Inc.* ...........................         14,865,804

Hospital Beds and Equipment - 0.6%
   1,776,655    Hillenbrand Industries, Inc. ................        105,764,272

Human Resources - 0.7%
   5,103,660    Robert Half International, Inc.*,# ..........        120,497,413

Instruments - Scientific - 0.2%
     904,070    Dionex Corp.*,# .............................         38,459,138

Life and Health Insurance - 0.9%
   3,230,215    AFLAC, Inc.# ................................        117,838,243
     600,370    StanCorp Financial Group, Inc.# .............         37,853,329

                                                                     155,691,572

Machine Tools and Related Products - 0.3%
   1,594,505    Kennametal, Inc.# ...........................         58,805,344

Medical - Biomedical and Genetic - 0%
     100,000    Genentech, Inc.* ............................          8,197,000

Medical - Drugs - 0.2%
     417,902    Roche Holding A.G. ..........................         34,581,065

Medical Instruments - 2.2%
   5,285,270    Apogent Technologies, Inc.*,(pound) .........        116,011,677
   3,398,910    Medtronic, Inc. .............................        154,888,328
   1,923,800    St. Jude Medical, Inc.*,# ...................        111,888,208

                                                                     382,788,213

See Notes to Schedule of Investments and Financial Statements.

                                                 Janus Fund  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Medical Products - 2.0%
   2,102,585    Baxter International, Inc. ..................    $    55,886,709
   1,870,304    Stryker Corp.# ..............................        151,700,358
      90,422    Synthes-Stratec, Inc. .......................         83,016,843
     512,480    Varian Medical Systems, Inc.*,# .............         32,767,971
     469,475    Zimmer Holdings, Inc.*,# ....................         29,957,200

                                                                     353,329,081

Metal Processors and Fabricators - 0.4%
   1,710,945    Precision Castparts Corp.# ..................         70,371,168

Money Center Banks - 0.1%
       3,477    Mitsubishi Tokyo Financial Group, Inc.** ....         24,985,946

Motorcycle and Motor Scooter Manufacturing - 0.5%
   1,704,655    Harley-Davidson, Inc.# ......................         80,817,694

Multi-Line Insurance - 0.6%
   1,921,105    PartnerRe, Ltd.# ............................        104,258,368

Multimedia - 8.9%
  57,724,424    Time Warner, Inc.* ..........................        882,606,443
  16,692,436    Viacom, Inc. - Class B ......................        665,527,423

                                                                   1,548,133,866

Networking Products - 3.5%
  28,815,340    Cisco Systems, Inc.* ........................        604,545,833

Office Automation and Equipment - 0.1%
     534,000    Canon, Inc.** ...............................         25,841,452

Optical Supplies - 0.7%
   2,351,260    Alcon, Inc. (New York Shares)# ..............        129,577,939

Property and Casualty Insurance - 0.6%
   2,828,090    W. R. Berkley Corp. .........................         96,975,206

Reinsurance - 2.1%
         354    Berkshire Hathaway, Inc. - Class A* .........         27,544,740
      86,793    Berkshire Hathaway, Inc. - Class B* .........        225,010,852
   2,483,715    RenaissanceRe Holdings, Ltd.# ...............        111,717,501

                                                                     364,273,093

Retail - Discount - 1.0%
   4,934,049    Costco Wholesale Corp.* .....................        174,517,313

Retail - Drug Store - 3.0%
  15,201,180    Walgreen Co.# ...............................        529,305,088

Retail - Home Furnishings - 0.2%
   1,486,410    Pier 1 Imports, Inc. ........................         34,336,071

Retail - Office Supplies - 0.5%
   2,891,460    Staples, Inc.*,# ............................         77,548,957

Retail - Regional Department Stores - 0.6%
   1,895,760    Kohl's Corp.* ...............................        106,295,263

Retail - Restaurants - 1.1%
   7,657,540    McDonald's Corp. ............................        191,515,075

Schools - 0.6%
   1,546,815    Apollo Group, Inc. - Class A* ...............         98,269,157

Semiconductor Components/Integrated Circuits - 12.4%
  25,587,705    Linear Technology Corp.(pound) ..............      1,090,292,111
  21,679,735    Maxim Integrated Products, Inc.(pound) ......      1,077,699,627

                                                                   2,167,991,738

Shares or Principal Amount                                          Market Value
================================================================================
Semiconductor Equipment - 1.4%
   5,476,320    Applied Materials, Inc.*,# ..................    $   127,981,598
   1,983,785    KLA-Tencor Corp.*,# .........................        113,730,394

                                                                     241,711,992

Soap and Cleaning Preparations - 0.2%
   1,773,126    Reckitt Benckiser PLC** .....................         37,250,412

Super-Regional Banks - 0.4%
   1,282,920    Fifth Third Bancorp# ........................         74,358,043

Telecommunication Equipment - 0.5%
   4,965,875    Nokia Oyj (ADR)# ............................         84,370,216

Telecommunication Equipment - Fiber Optics - 0.3%
   4,733,775    Corning, Inc.* ..............................         51,976,850

Television - 2.7%
  13,750,442    Univision Communications, Inc. - Class A*,(pound)    466,827,506

Transportation - Railroad - 0.5%
   1,577,320    Canadian National Railway Co.
                  (New York Shares) .........................         94,954,664
Transportation - Services - 2.6%
   1,018,045    Expeditors International of Washington, Inc.#         38,217,409
   5,617,865    United Parcel Service, Inc. - Class B# ......        407,407,570

                                                                     445,624,979

Web Portals/Internet Service Providers - 0.5%
   2,014,635    Yahoo!, Inc.*,# .............................         88,039,550
--------------------------------------------------------------------------------
Total Common Stock (cost $12,917,188,378) ...................     17,370,373,438
--------------------------------------------------------------------------------
Corporate Bonds - 0.3%
Advertising Sales - 0.2%
$ 39,057,000    Lamar Advertising Co., 2.875%
                  convertible senior notes, due 12/31/10 ....         37,104,150

Medical - Biomedical and Genetic - 0.1%
  14,200,000    Invitrogen Corp., 2.00%
                convertible senior notes
                  due 8/1/23 (144A) .........................         16,596,250
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $53,491,425) ....................         53,700,400
--------------------------------------------------------------------------------
Preferred Stock - 0.1%
Multi-Line Insurance - 0.1%
     211,000    PartnerRe, Ltd., 8.00%# (cost $11,265,360) ..         11,535,370
--------------------------------------------------------------------------------
Other Securities - 3.6%
$ 16,136,969    Letter of Credit+ ...........................         16,136,969
                State Street Navigator Securities Lending
 607,468,907      Prime Portfolio+ ..........................        607,468,907
--------------------------------------------------------------------------------
Total Other Securities (cost $623,605,876) ..................        623,605,876
--------------------------------------------------------------------------------
Repurchase Agreement - 0.6%
 113,100,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $113,110,085
                  collateralized by $466,297,497
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $115,362,352
                  (cost $113,100,000) .......................        113,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $13,718,651,039) - 104.3% .....     18,172,315,084
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.3)%    (745,857,283)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $17,426,457,801
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

8  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            2.6%          $   469,254,033
Canada                                             0.5%               94,954,664
Finland                                            0.5%               84,370,216
Ireland                                            1.1%              193,273,217
Japan                                              0.3%               50,827,398
Switzerland                                        1.3%              247,175,847
United Kingdom                                     0.2%               37,250,412
United States++                                   93.5%           16,995,209,297
--------------------------------------------------------------------------------
Total                                            100.0%          $18,172,315,084

++Includes Short-Term Securities (89.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04           3,500,000    $     5,870,782    $      (152,832)
Japanese Yen 3/26/04        1,900,000,000         17,374,921              44,206
--------------------------------------------------------------------------------
Total                                        $    23,245,703    $      (108,626)

See Notes to Schedule of Investments and Financial Statements.

                                                 Janus Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost(1)                                              $ 13,718,651

Investments at value(1)                                             $ 18,172,315
  Cash                                                                     1,597
  Receivables:
    Investments sold                                                     140,766
    Fund shares sold                                                      10,801
    Dividends                                                             10,716
    Interest                                                                 581
    Due from adviser                                                          --
  Other assets                                                               341
  Variation Margin                                                            --
  Forward currency contracts                                                  44
--------------------------------------------------------------------------------
Total Assets                                                          18,337,161
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                           623,606
    Investments purchased                                                232,312
    Fund shares repurchased                                               40,459
    Advisory fees                                                          9,483
    Transfer agent fees and expenses                                       3,482
    Administrative fees                                                       --
    Service fees                                                              --
    Tax Liability                                                             --
  Accrued expenses                                                         1,208
  Forward currency contracts                                                 153
--------------------------------------------------------------------------------
Total Liabilities                                                        910,703
--------------------------------------------------------------------------------
Net Assets                                                          $ 17,426,458
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                            23,298,236
  Undistributed net investment income/(loss)*                                 --
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                              (10,325,334)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                  4,453,556
--------------------------------------------------------------------------------
Total Net Assets                                                    $ 17,426,458
--------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          773,775
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      22.52
--------------------------------------------------------------------------------

* See Note 3 in the Notes to the Financial Statements.
(1) Investments at cost and value include $609,851,800 of securities loaned for Janus Fund (Note 1).

See Notes to Financial Statements.

10  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2003
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      1,621
  Securities lending income                                                  536
  Dividends                                                              100,621
  Dividends from affiliates                                               14,817
  Foreign tax withheld                                                     (596)
--------------------------------------------------------------------------------
Total Investment Income                                                  116,999
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          105,343
  Transfer agent fees and expenses                                        35,217
  Registration fees                                                           --
  Postage and mailing expenses                                               927
  Custodian fees                                                             820
  Printing expenses                                                        1,781
  Audit fees                                                                  40
  Trustees' fees and expenses                                                190
  Administrative fees                                                         --
  Interest expense                                                            33
  Other expenses                                                             146
--------------------------------------------------------------------------------
Total Expenses                                                           144,497
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (537)
--------------------------------------------------------------------------------
Net Expenses                                                             143,960
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                            --
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                 143,960
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                            (26,961)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (560,171)
  Net realized gain/(loss) from foreign
    currency transactions                                                (7,505)
  Net realized gain/(loss) from futures contracts                             --
  Net realized gain/(loss) from short sales                                   --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   3,954,718
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 3,387,042
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                   $  3,360,081
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                Janus Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $   (26,961)     $   (51,890)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (567,676)      (2,548,604)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  3,954,718        (810,432)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       3,360,081      (3,410,926)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --               --
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --               --
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         1,436,356        1,663,342
  Shares issued in connection with Acquisition*                         199,286              N/A
  Reinvested dividends and distributions                                     --               --
  Shares repurchased                                                (3,889,686)      (5,445,431)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (2,254,044)      (3,782,089)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 1,106,037      (7,193,015)
Net Assets:
  Beginning of period                                                16,320,421       23,513,436
------------------------------------------------------------------------------------------------
  End of period                                                    $ 17,426,458     $ 16,320,421
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $  3,496,619     $  5,745,802
    Proceeds from sales of securities                                 5,903,698        9,454,060
    Purchases of long-term U.S. government obligations                       --               --
    Proceeds from sales of long-term U.S. government obligations             --               --

* See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

12  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                         2003            2002            2001            2000            1999

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      18.39    $      22.11    $      44.00    $      42.78    $      27.97
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                         --              --              --              --              --
  Net gains/(losses) on securities
    (both realized and unrealized)                   4.13          (3.72)         (17.50)            6.44           15.63
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     4.13          (3.72)         (17.50)            6.44           15.63
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --              --              --              --              --
  Distributions (from capital gains)*                  --              --          (4.39)          (5.22)           (.82)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --              --          (4.39)          (5.22)           (.82)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      22.52    $      18.39    $      22.11    $      44.00    $      42.78
-------------------------------------------------------------------------------------------------------------------------
Total Return                                       22.46%        (16.82)%        (43.42)%          15.60%          56.75%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $ 17,426,458    $ 16,320,421    $ 23,513,436    $ 46,467,747    $ 35,834,730
Average Net Assets for the Period
  (in thousands)                             $ 16,206,681    $ 21,651,285    $ 34,254,548    $ 45,103,049    $ 28,993,305
Ratio of Gross Expenses to
  Average Net Assets(1)                             0.89%           0.85%           0.84%           0.85%           0.85%
Ratio of Net Expenses to
  Average Net Assets(1)                             0.89%           0.84%           0.83%           0.84%           0.84%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                           (0.17)%         (0.24)%         (0.16)%         (0.19)%         (0.14)%
Portfolio Turnover Rate                               22%             27%             51%             65%             63%

(1)  See "Explanations of Charts, Tables and Financial Statements."
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                                Janus Fund  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

S&P 500(R)Index               The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

ADR                           American Depository Receipt

PLC                           Public Limited Company

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

*         Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
# Loaned security, a portion or all of the security is on loan at October 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).
(pound) The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2003:

                                       Purchases                     Sales               Realized       Dividend      Market Value
                                  Shares       Cost           Shares        Cost        Gain/(Loss)      Income        at 10/31/03
-----------------------------------------------------------------------------------------------------------------------------------
Apogent Technologies, Inc.            --            --        925,610   $ 23,345,339   $ (6,304,238)            --   $  116,011,677
Apria Healthcare Group                --            --      3,819,555     89,845,472     (3,869,820)            --               --
Bemis Company, Inc.               44,495   $ 1,959,186        213,790     11,105,394     (1,679,645)   $ 2,942,802      116,794,148
Cardinal Health, Inc.(1)         194,740    12,458,686      1,778,688    110,798,814    (13,403,744)        73,034               --
Linear Technology Corp.               --            --             --             --             --      5,885,172    1,090,292,111
Maxim Integrated Products, Inc.       --            --             --             --             --      3,468,758    1,077,699,627
MGIC Investment Corp.                 --            --        957,360     71,741,711    (21,981,006)       700,636      310,374,190
Sigma-Aldrich Corp.                   --            --      1,217,770     55,941,279      8,556,426      1,463,425      132,411,074
Univision Communications,
  Inc. - Class A                  46,440     1,454,747        239,430     11,844,863     (4,624,343)            --      466,827,506
Winnebago Industries, Inc.       822,395    36,197,605         35,000      1,598,450        343,411        283,359       60,404,339
-----------------------------------------------------------------------------------------------------------------------------------
                                           $52,070,224                  $376,221,322   $(42,962,959)   $14,817,186   $3,370,814,672
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Cardinal Health, Inc. acquired Syncor International Corp., effective
     1/2/03.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

14  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Fund (the "Fund") is a series fund. The Fund is part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the Fund had on loan securities with a value of $609,851,800.

As of October 31, 2003 the Fund received cash collateral of $623,605,876, in accordance with securities lending activity. The cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio, except for a portion in the amount of $16,136,939 which was invested in a letter of credit.

The borrower pays fees at the Fund's direction to its lending agent. The lending agent may retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Fund's portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured.

                                                Janus Fund  October 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

During the fiscal year ended October 31, 2003, the Fund borrowed cash at a weighted average rate ranging from 1.275% to 1.394% and interest expense amounted to $32,585. As of October 31, 2003, there were no outstanding borrowing or lending arrangements for the Fund.

FORWARD CURRENCY TRANSACTIONS
The Fund may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable).

OPTIONS CONTRACTS
The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
The Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

16  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that the Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). A Fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

                                                Janus Fund  October 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Fund for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

     DST Securities, Inc.              Fund
          Commissions                 Expense
              Paid                   Reduction             DST Systems Cost
--------------------------------------------------------------------------------
            $56,202                   $42,162                 $3,155,964
--------------------------------------------------------------------------------

18  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2008 and October 31, 2011.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

            Undistributed   Undistributed                       Other Book        Net Tax
              Ordinary        Long-Term      Accumulated          to Tax        Appreciation/
Fund           Income           Gains       Capital Losses      Differences    (Depreciation)
---------------------------------------------------------------------------------------------
Growth
Janus Fund       --             --         $(10,310,874,184)       $(99)       $4,439,095,930
---------------------------------------------------------------------------------------------

The table below shows the portion of the capital loss carryover acquired in the reorganization described in Note 4. These capital loss carryovers may be subject to annual limitations under applicable tax laws and may expire unutilized. The portion of each carryforward which will not be available for use due to these limitations has been reclassified to paid-in capital. During the period ended October 31, 2003, the following acquired capital loss carryovers were utilized.

                                                                  Loss Used in
                            Capital Loss     Loss Unavailable     Period Ended
Fund                     Carryover Acquired       for Use       October 31, 2003
--------------------------------------------------------------------------------
Growth
Janus Fund                $  (278,276,643)   $  (208,076,084)           --
--------------------------------------------------------------------------------
The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                            Federal Tax         Unrealized         Unrealized
Fund                            Cost           Appreciation      (Depreciation)
--------------------------------------------------------------------------------
Growth
Janus Fund                $13,733,219,154    $ 5,351,909,289    $  (912,813,359)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2003    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
Growth
Janus Fund                      --              --              --          $(26,922,643)
-----------------------------------------------------------------------------------------

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2002    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
Growth
Janus Fund                      --              --              --          $(51,967,449)
-----------------------------------------------------------------------------------------

                                                Janus Fund  October 31, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4.   FUND ACQUISITION

On February 28, 2003, Janus Fund acquired all of the net assets of Janus Fund 2 pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Fund in the amount of 11,634,716 shares (valued at $199,285,954) for the 40,874,216 shares of Janus Fund 2, including $6,174,361 of unrealized depreciation. The aggregate net assets of Janus Fund and Janus Fund 2 immediately before the reorganization were $14,357,492,480 and $199,285,954, respectively. The aggregate net assets immediately after the reorganization were $14,556,778,434.

5.   CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)
                                                           2003             2002
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                            74,063           74,515
  Shares issued in connection with Acquisition*          11,635              N/A
  Reinvested distributions                                   --               --
--------------------------------------------------------------------------------
Total                                                    85,698           74,515
--------------------------------------------------------------------------------
  Shares Repurchased                                  (199,320)        (250,492)
Net Increase/(Decrease) in Fund Shares                (113,622)        (175,977)
Shares Outstanding, Beginning of Period                 887,397        1,063,374
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                       773,775          887,397
--------------------------------------------------------------------------------

*See Note 4 in Notes to Financial Statements.

20  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC (``Canary''), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                                                Janus Fund  October 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund (one of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

22  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                                Janus Fund  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)(continued)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

24  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                                                Janus Fund  October 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs (since               and NeoCore Corp.
Denver, CO 80206                                            2002). Formerly, Distinguished Visiting
Age 59                                                      Professor of Business (2001-2002),
                                                            Thunderbird (American Graduate
                                                            School of International Management),
                                                            Phoenix, AZ; and Principal (1988-
                                                            1999) of Phillips-Smith Retail Group,
                                                            Addison, TX (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

26  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

                                                Janus Fund  October 31, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Blaine P. Rollins        Executive Vice President     1/00-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Fund                                        accounts. Formerly, Portfolio Manager
Age 36                                                                     (1996-1999) of Janus Balanced Fund
                                                                           and Janus Equity Income Fund.

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

28  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                                                Janus Fund  October 31, 2003  29

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--------------------------------------------------------------------------------

NOTES

30  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                                Janus Fund  October 31, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

32  Janus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                                Janus Fund  October 31, 2003  33

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--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.


                 GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

                 VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                      JF42-12/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS ENTERPRISE FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................    10

     Statement of Operations ........................................    11

     Statement of Changes in Net Assets .............................    12

     Financial Highlights ...........................................    13

     Notes to Schedule of Investments ...............................    14

     Notes to Financial Statements ..................................    15

     Report of Independent Auditors .................................    22

     Explanation of Charts, Tables and Financial Statements .........    23

     Trustees and Officers ..........................................    25

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--------------------------------------------------------------------------------

                                                      October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr                Anita Falicia                   Girard Miller

/s/ Loren Starr            /s/ Anita Falicia               /s/ Girard Miller

Vice President and         Vice President, Treasurer and   President and Chief
Chief Financial Officer,   Principal Accounting Officer,   Executive Officer,
Janus Investment Fund      Janus Investment Fund           Janus Investment Fund

Past Performance is no guarantee of future results.

                                      Janus Enterprise Fund  October 31, 2003  1

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--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

[PHOTO]
Jonathan Coleman
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Dear Janus Enterprise Fund shareholder,

Trust is hard-earned and easily forsaken.

As manager of your Fund, I assume the obligation of trust with the utmost seriousness. I understand that your complete trust in our actions is a prerequisite for your investment with Janus. Considering the recent news of discretionary frequent trading relationships at Janus, I would like to address the issue head-on.

Learning of the existence of any such relationship at Janus greatly distressed me. I am encouraged that the frequent trading relationships have been terminated and I believe Janus is taking the appropriate steps to ensure that this does not happen again.

As this important work continues, I remain focused on delivering solid investment performance to Janus Enterprise Fund shareholders. For the 12 months ended October 31, 2003, those efforts translated into a gain of 30.92% for the Fund, compared to a 39.30% gain by our benchmark, the Russell Midcap Growth Index, and 30.61% for the S&P Midcap 400 Index.(1)

Before I address the Fund's performance in greater detail, I'd like to take a moment to explain my investment philosophy. After all, it's important to me that you have an understanding of - and good comfort with - your investment in Janus Enterprise Fund. I hope to use this forum in the future to discuss even more of my investment approach.

The preservation and growth of shareholder capital is very important to me. I started at Janus in 1994 as an analyst focusing on small-capitalization stocks and have learned many lessons along the way that have influenced how I manage money. Investing in small-cap securities can be both a very rewarding and very humbling experience. It gives you the opportunity to see great, young companies on their way to becoming much larger operations. You also see companies that should not be public at all, given they have an ill-defined business plan, a management team without relevant experience or poor strategic positioning relative to larger competitors. Many of those risks also pertain to mid-cap stocks, and they can result in investment mistakes which cause us to lose money. Simply stated, there are risks to investing in small- and mid-cap securities that do not exist with larger-cap stocks. I seek to construct the portfolio with this in mind.

I feel the best way to preserve and grow shareholder capital is by running a balanced and flat portfolio. I want to own stocks across many industries, and feel strongly that there can be exciting growth opportunities in every area of the market. Innovative companies with visionary management teams find ways to grow with high returns on capital, and I want exposure to those companies regardless of what industry they happen to be in. At the same time, by running a flat portfolio that is not dominated by a small number of large positions, I seek to limit our exposure to any one investment. To me, this means limiting top position sizes to around 3% of the Fund's total assets. I feel this portfolio structure offers the best chance to protect capital in a bad market and expand it in a good market.

As for individual buy and sell decisions, I seek to determine a company's appropriate value via a discounted cash flow (DCF) analysis. The DCF can help provide me with clues about the market's future growth expectation for a company. If I believe the future growth of a company could be better than the market currently anticipates, I become more interested in buying the stock.

I'd like to turn now to a deeper discussion of the Fund's performance over the last year. We've just finished a 12-month period in which the stock market increased at a substantial pace. As investors' fears of corporate fraud gradually diminished, the risk premium accorded to equities shrank and their prices increased. While such periods are certainly pleasant, they are far from the norm.

Against this backdrop, many technology and telecommunication services stocks performed particularly well after experiencing a very difficult 2002. The Fund was underweight vs. its benchmark index in these two sectors during the period, which accounted for virtually all of its underperformance relative to the index. The stock market is a discounting mechanism that frequently anticipates, rather than reacts to, changes in the economy, and my mistake was not anticipating an improvement in fundamentals that ultimately reached many areas of the technology industry. However, I increased the Fund's weighting in technology upon receiving more positive feedback from our company contacts. That, in turn, allowed me to identify technology-related companies with what I see as appropriate valuations and helps account for the increasingly important role these stocks now play in the portfolio.

Even though we were underweight in the technology sector, two of our investments in this space were among the top

2  Janus Enterprise Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

three contributors to the Fund's performance for the period. The top contributor was an analog semiconductor company National Semiconductor, which returned 205.95% during the Fund's fiscal year. National Semiconductor benefited from various factors. First and foremost, management made some savvy moves early in 2003. In February, they announced the divesture of a consistently disappointing business unit focusing on Internet appliance end-markets. At the same time, they allayed investor concerns that National Semiconductor would sink a significant amount of cash into building a new foundry by announcing an outsourcing arrangement for future production with a third-party manufacturer. Since foundries can cost hundreds of millions of dollars to construct, we believed this decision was a smart one and would result in an improved return on invested capital during the next upturn in the business cycle. Growth in earnings is important to us, but more important is the efficient growth of earnings as defined by returns on invested capital. In our opinion, this decision by National Semiconductor reflected both. More recently, the company revised revenue expectations upward for the November 2003 quarter, thanks to new design wins and a general improvement in its wireless handset and flat-panel display end-markets. We added to our position during the period.

Marvell Technology, another semiconductor company, was the third-largest contributor to the Fund's performance, increasing 170.64% during the period. Marvell continued to rack up design wins in its core disk drive end-market and has augmented its rapid growth there with an increasing penetration into the fast-growing WiFi chip market. WiFi is an emerging standard which allows users to access the Internet using wireless devices. Retailers such as Starbucks Coffee and airports around the country have begun installing WiFi access points to increase revenue and offer distinctive customer service.

We were overweight in consumer discretionary stocks compared to the Index during the period, and our holdings within this group performed better than those of the Index. International Game Technology, or IGT, was the second-largest overall contributor to the Fund's performance, increasing 75.78% during the 12 months. IGT is the leading manufacturer of slot machines with approximately 70% of worldwide market share. A replacement wave by its casino customers anxious to trade in existing coin slot machines for new cashless gaming devices has spurred its recent growth. This replacement cycle is occurring for various reasons: first, there is less opportunity for theft of the coins and fewer employees are needed to monitor and replace coins in each individual machine. Second, casino customers have embraced the move to cashless devices because software in the machines is more convenient and still creates the exhilarating sound of coins dropping into the till after a winning round.

Next, I'd like to turn to a discussion of what went wrong during the period. While we suffered from our underexposure to the rapidly rising technology sector, I am happy to report that we had relatively few individual stock disappointments that materially impacted the performance of the Fund. That said, I believe two of the three biggest detractors from performance over the last 12 months offer the same important lesson about investing: patience is sometimes required to achieve one's desired results. While we look for attributes that we like in every company we buy, we cannot always know exactly when those attributes will translate into strong price performance. Sometimes the appreciation can be slow and steady; other times, it can come very quickly after an extended period of flat or even negative performance. Nonetheless, as long as we see no change in our thesis, we are willing to be patient and wait for better performance.

While many sectors of the market have anticipated an upturn in the economy, and thus improved earnings power, one sector that has not yet reflected that optimism is advertising. Indeed, advertising spending has been sluggish, but we believe that as the economy improves, many companies will see the need to once again communicate directly with their customers. Both Lamar Advertising and Westwood One, which declined by 10.73% and 17.55%, respectively, stand as examples. I believe both, however, possess high barriers to entry, highly visible revenue streams and high margin structures with little reinvestment required to operate the business. As such, these companies generate substantial amounts of free cash flow. These are exactly the same reasons we made our initial investment, and because we still trust in our original thesis, we remain committed to both.

Lamar owns billboards around the United States and generates revenue by selling space to advertisers, who, in turn, enter into long-term contracts. This creates a visible revenue stream that can be reliably predicted several quarters into the future. It also means that Lamar is usually not the first to benefit from an upturn in advertising spending given that a portion of its revenues are locked into longer-term contracts. As new contracts come up for renewal, however, we believe the company will benefit from higher pricing and greater occupancy. Meanwhile, local legislation limiting the number of billboards in any one area may provide Lamar with a competitive edge by producing significant barriers to entry that frustrate would-be

                                      Janus Enterprise Fund  October 31, 2003  3

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--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

competitors. As a result, I believe Lamar enjoys a stable competitive landscape.

Westwood One provides traffic reporting services to radio stations and is the nation's largest radio network, offering news, sports, talk, and music programs to radio broadcasters around the country. The company receives advertising slots from the radio stations as payment, which it then resells to advertisers to generate revenue. Westwood One also holds exclusive licenses that allow it to present sports and talk programs that its competitors are unable to provide.

While the advertising recovery has taken longer than expected to materialize for Westwood One and Lamar, several things have not changed. People in the United States drive to work every day. Congestion on highways creates longer commutes year after year. Commuters have very few things to do while on the road - they listen to the radio, watch the road and read billboards. This is not likely to change anytime soon. Beyond that, we also believe that there are several potential catalysts on the horizon. Advertising expenditures have typically increased in years with presidential elections and summer Olympics. Coupled with what we hope to be an improving economy in 2004, we believe these could be the positive catalysts that get investors interested in companies like Lamar and Westwood One.

Although we are willing to remain patient with stocks that continue to meet our investment criteria, there are times when we need to admit we were wrong. An example of a company in which our investment thesis fundamentally changed during the period was biotechnology firm Enzon Pharmaceuticals. Enzon was the first company to develop a sustained release formulation of alpha interferon, which is used to treat hepatitis C. Unfortunately, Swiss pharmaceutical giant Roche later released a similar drug with a better side effect profile that significantly eroded Enzon's market share. Importantly, we felt Enzon faced an insurmountable struggle against a better product and we did not believe the company could recover its lost market share. We sold the stock at a loss and decided to move on to other ideas. Enzon declined 36% during the period.

Looking forward, I believe that the economy continues to improve, aided by various factors which have been widely reported: stimulative monetary policy, historically low mortgage rates, lower personal income tax rates, and simply the passage of time. I will continue to search for exciting mid-cap investment ideas across many industries that I feel will provide the best opportunity to balance risk, represented by the preservation of capital, and reward, represented by positive absolute returns.

In closing, I want to assure you that I am an investor alongside you in Janus Enterprise Fund. I contribute a portion of every paycheck I receive to the Fund. As of October 31, 2003, my aggregate holdings of the Fund placed me among the top five largest investors with accounts directly held at Janus in the Enterprise Fund. In addition, since becoming manager of the Fund on February 1, 2002, I have not sold a single share of the Fund. I believe my interests should be aligned with your interests and I work every day to support the trust you have placed in me and in Janus.

Thank you for your continued investment in Janus Enterprise Fund.

Sincerely,

Jonathan Coleman

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Enterprise Fund $29,896
Russell MidCap Growth Index $30,017
S&P MidCap 400 Index $45,147

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund, the Russell MidCap Growth Index and the S&P MidCap 400 Index. Janus Enterprise Fund is represented by a shaded area of blue. The Russell MidCap Growth Index is represented by a solid black line. The S&P MidCap 400 Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($29,896) as compared to the Russell MidCap Growth Index ($30,017) and the S&P MidCap 400 Index ($45,147).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                      CALENDAR
                        YEAR-        ONE         FIVE        TEN        SINCE
                       TO-DATE       YEAR        YEAR        YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Enterprise
Fund                    30.81%      30.92%       1.84%       7.43%      10.31%
--------------------------------------------------------------------------------
Russell MidCap
Growth Index            37.49%      39.30%       4.62%       9.17%      10.34%
--------------------------------------------------------------------------------
S&P MidCap
400 Index               28.76%      30.61%      11.66%      13.60%      14.45%
--------------------------------------------------------------------------------

4  Janus Enterprise Fund  October 31, 2003

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PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Enterprise Fund advanced 30.92%, while its benchmark, the Russell Midcap Growth Index, gained 39.30%.(1) As a result, the Fund ranked in the second quartile based on total return, placing 217th out of 492 mid-cap growth funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Semiconductor maker National Semiconductor and communications circuit designer Marvell Technology Group aided performance by participating in a rebound that aided technology-related stocks in general and semiconductor companies in particular. Meanwhile, a substantial gain by slot machine maker International Game Technology allowed the company to emerge as a solid contributor to overall results. Medical device and cardiac stent manufacturer St. Jude Medical also performed well, as did satellite television operator Echostar Communications.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   National Semiconductor Corp.
   Marvell Technology Group, Ltd.
   International Game Technology
   St. Jude Medical, Inc.
   Echostar Communications Corp.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Billboard company Lamar Advertising, our single largest position when viewed as a percent of average assets, lost ground amid a difficult environment to become our biggest individual disappointment. Two healthcare companies, biotechnology firm Enzon and rural hospital operator Community Health Systems, also gave ground. Meanwhile, radio programming provider Westwood One slipped while BISYS - which provides outsourcing solutions to financial services companies - also finished the year lower.

TOP DETRACTORS FROM PERFORMANCE
   Lamar Advertising Co.
   Enzon Inc.
   Community Health Systems, Inc.
   Westwood One, Inc.
   BISYS Group, Inc.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Although we build our portfolios from the bottom up, investing in one company at a time, sector weightings do have an impact on the Fund's performance. During this particular period, the two sectors that had the least positive impact on our absolute results included our small positions in materials and consumer staples stocks. Although they posted slight gains, their relatively tame advance caused these two sectors to emerge as our most notable laggards during the year.

Given the relatively strong results turned in by our consumer discretionary investments during the year, this naturally emerged as our top-performing sector. Meanwhile, information technology was also an area of strength as our technology investments generally participated in an updraft that aided stocks virtually across the industry. However, we had a much smaller exposure to these high-flying stocks than the Russell Midcap Growth Index, a fact that worked against us when our results are compared against those of our benchmark.

                                      Janus Enterprise Fund  October 31, 2003  5

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--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
Focusing on medium-sized companies, this diversified fund relentlessly searches for solid businesses that have moved beyond their emerging-growth phases but that the portfolio manager believes still have room to grow.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Corporate Bonds - Domestic - 0.2%

Cash and Cash Equivalents - 2.9%

Common Stock - Foreign - 7.9%

Common Stock - Domestic - 89.0%

Number of Stocks: 99
Number of Bonds: 1
Top 10 Equities: 21.3%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Kinder Morgan, Inc.                                    2.6%                 2.0%
St. Jude Medical, Inc.                                 2.5%                 2.8%
Lamar Advertising Co.                                  2.5%                 2.9%
Berkshire Hathaway, Inc. - Class B                     2.3%                 3.3%
National Semiconductor Corp.                           2.0%                 0.5%
International Game Technology                          2.0%                 2.5%
Ball Corp.                                             2.0%                 1.4%
EchoStar Communications Corp.
  - Class A                                            1.9%                 1.3%
Mohawk Industries, Inc.                                1.8%                 1.4%
Marvell Technology Group, Ltd.                         1.7%                 0.4%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                                      RUSSELL
                                        JANUS          MIDCAP
                                      ENTERPRISE       GROWTH
                                         FUND          INDEX

Medical Instruments                      3.7%           0.5%
Semiconductor Components/
  Integrated Circuits                    3.4%           0.6%
Oil Companies - Exploration
  and Production                         3.3%           1.0%
Semiconductor Equipment                  3.1%           2.2%
Schools                                  2.9%           1.3%
Commercial Services - Finance            2.9%           2.2%
Human Resources                          2.7%           0.6%
Retail - Restaurants                     2.7%           3.7%
Electronic Components - Semiconductors   2.7%           5.8%
Fiduciary Banks                          2.7%           0.3%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Enterprise Fund 172nd out of 235 and 41st out of 76 mid-cap growth funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date - 9/1/92.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective February 28, 2003, Janus Enterprise Fund changed its primary benchmark from the S&P MidCap 400 Index to Russell MidCap Growth Index. We believe the performance of this index more closely correlates to the Fund's performance than the S&P MidCap 400 Index. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. We believe it does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

There is no assurance the investment process will consistently lead to successful investing.

6  Janus Enterprise Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 96.9%
Advertising Agencies - 0.6%
     798,290    Interpublic Group of Companies, Inc.# .......    $    11,878,555

Advertising Sales - 2.5%
   1,588,345    Lamar Advertising Co.* ......................         48,126,854

Airlines - 1.3%
     468,923    Ryanair Holdings PLC (ADR)*,# ...............         24,149,535

Apparel Manufacturers - 0.8%
     427,600    Liz Claiborne, Inc. .........................         15,774,164

Applications Software - 0.3%
     208,300    Citrix Systems, Inc.* .......................          5,265,824

Audio and Video Products - 1.1%
     162,845    Harman International Industries, Inc. .......         20,876,729

Automotive - Truck Parts and Equipment - Original - 0.8%
     275,450    Lear Corp.* .................................         16,000,891

Building - Residential and Commercial - 1.4%
      55,480    NVR, Inc.* ..................................         27,151,912

Cable Television - 1.9%
     953,035    EchoStar Communications Corp. - Class A* ....         36,520,301

Casino Hotels - 1.0%
     487,285    Mandalay Resort Group .......................         19,125,936

Casino Services - 2.0%
   1,151,811    International Game Technology# ..............         37,721,810

Commercial Banks - 0.5%
     109,640    M&T Bank Corp. ..............................         10,295,196

Commercial Services - Finance - 2.9%
     387,268    Moody's Corp. ...............................         22,395,708
     843,716    Paychex, Inc. ...............................         32,837,427

                                                                      55,233,135

Computer Services - 0.5%
     678,870    BISYS Group, Inc.*,# ........................          9,707,841

Computers - 0.9%
     719,710    Apple Computer, Inc.* .......................         16,474,162

Computers - Integrated Systems - 0.2%
      61,395    Diebold, Inc. ...............................          3,503,199

Containers - Metal and Glass - 2.0%
     668,190    Ball Corp. ..................................         37,552,278

Data Processing and Management - 0.3%
     198,880    Certegy, Inc.# ..............................          6,694,301

Dialysis Centers - 0.2%
     100,460    Davita, Inc.* ...............................          3,526,146

Disposable Medical Products - 1.1%
     264,690    C.R. Bard, Inc. .............................         21,188,435

Distribution and Wholesale - 0.3%
     109,160    Fastenal Co.# ...............................          4,854,345

Diversified Operations - 1.8%
     300,000    ITT Industries, Inc. ........................         20,397,000
     307,480    SPX Corp.*,# ................................         14,795,938

                                                                      35,192,938

Diversified Operations - Commercial Services - 1.7%
   1,618,210    Cendant Corp.* ..............................         33,060,030

E-Commerce/Services - 1.8%
     141,200    eBay, Inc.* .................................          7,898,728
     751,575    InterActiveCorp*,# ..........................         27,590,318

                                                                      35,489,046

Shares or Principal Amount                                          Market Value
================================================================================
Electric Products - Miscellaneous - 0.9%
     352,790    AMETEK, Inc. ................................    $    16,598,770

Electronic Components - Miscellaneous - 1.0%
   1,386,315    Flextronics International, Ltd.
                  (New York Shares)* ........................         19,408,410

Electronic Components - Semiconductors - 2.7%
     298,630    Altera Corp.* ...............................          6,041,285
     264,970    Intersil Corp. - Class A ....................          6,833,576
     936,310    National Semiconductor Corp.* ...............         38,042,276

                                                                      50,917,137

Electronic Design Automation - 1.1%
     740,670    Cadence Design Systems, Inc.* ...............         11,398,911
     313,565    Synopsys, Inc.*,# ...........................          9,946,282

                                                                      21,345,193

Enterprise Software/Services - 0.8%
     933,600    BMC Software, Inc.* .........................         16,225,968

Entertainment Software - 0.3%
      56,700    Electronic Arts, Inc.* ......................          5,615,568

Fiduciary Banks - 2.7%
     535,317    Investors Financial Services Corp.# .........         18,912,750
     687,055    Northern Trust Corp.# .......................         31,913,704

                                                                      50,826,454

Finance - Investment Bankers/Brokers - 0.6%
     801,465    Charles Schwab Corp. ........................         10,867,865

Financial Guarantee Insurance - 1.0%
     376,855    MGIC Investment Corp.# ......................         19,336,430

Food - Dairy Products - 1.1%
     726,402    Dean Foods Co.* .............................         21,973,661

Health Care Cost Containment - 0.6%
     512,450    First Health Group Corp.* ...................         12,508,905

Hotels and Motels - 2.1%
     254,490    Marriott International, Inc. - Class A ......         10,993,968
     868,085    Starwood Hotels & Resorts Worldwide, Inc. ...         29,280,507

                                                                      40,274,475

Human Resources - 2.7%
     540,525    Manpower, Inc.# .............................         25,080,360
   1,095,995    Robert Half International, Inc. .............         25,876,442

                                                                      50,956,802

Internet Security - 0.5%
     511,180    Check Point Software Technologies, Ltd.* ....          8,684,948

Investment Management and Advisory Services - 1.4%
     634,275    T. Rowe Price Group, Inc. ...................         26,100,416

Medical - Biomedical and Genetic - 1.3%
     384,380    Invitrogen Corp.*,# .........................         24,442,724

Medical - Drugs - 0.8%
     387,605    Celgene Corp.*,# ............................         16,159,252

Medical - Generic Drugs - 1.6%
     391,840    Barr Laboratories, Inc.* ....................         30,081,557

Medical - HMO - 0.6%
     174,870    Anthem, Inc.* ...............................         11,966,354

Medical - Hospitals - 0.7%
     586,466    Health Management Associates, Inc. - Class A          12,990,222

Medical Instruments - 3.7%
   1,014,505    Apogent Technologies, Inc.* .................         22,268,385
     831,020    St. Jude Medical, Inc.* .....................         48,332,123

                                                                      70,600,508

See Notes to Schedule of Investments and Financial Statements.

                                      Janus Enterprise Fund  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Medical Labs and Testing Services - 0.4%
     100,330    Quest Diagnostics, Inc.*,# ..................    $     6,787,325

Medical Products - 2.1%
     307,095    INAMED Corp.* ...............................         26,523,795
      15,944    Synthes-Stratec, Inc. .......................         14,638,258

                                                                      41,162,053

Oil Companies - Exploration and Production - 3.3%
     715,305    EOG Resources, Inc. .........................         30,142,953
     550,130    Murphy Oil Corp. ............................         32,446,667

                                                                      62,589,620

Oil Field Machinery and Equipment - 0.8%
     398,172    Smith International, Inc.*,# ................         14,823,944

Optical Supplies - 0.6%
     195,595    Alcon, Inc. (New York Shares) ...............         10,779,240

Pipelines - 2.6%
     939,051    Kinder Morgan, Inc. .........................         50,286,181

Property and Casualty Insurance - 1.4%
     494,015    W. R. Berkley Corp. .........................         16,939,774
     141,905    XL Capital, Ltd. - Class A ..................          9,862,398

                                                                      26,802,172

Publishing - Newspapers - 0.4%
     124,380    McClatchy Co. - Class A# ....................          8,047,386

Radio - 1.5%
     357,205    Cox Radio, Inc. - Class A*,# ................          7,901,375
     206,235    Entercom Communications Corp.* ..............          9,447,625
     411,830    Westwood One, Inc.* .........................         12,326,072

                                                                      29,675,072

Recreational Vehicles - 0.6%
     140,495    Polaris Industries, Inc.# ...................         12,026,372

Reinsurance - 2.3%
      17,000    Berkshire Hathaway, Inc. - Class B* .........         44,072,500

Retail - Apparel and Shoe - 0.1%
      36,353    Chico's FAS, Inc.*,# ........................          1,364,692

Retail - Auto Parts - 1.4%
     139,608    Advance Auto Parts, Inc.* ...................         10,920,138
     175,725    AutoZone, Inc.* .............................         16,887,172

                                                                      27,807,310

Retail - Discount - 0.9%
     212,635    Dollar Tree Stores, Inc.* ...................          8,118,404
     218,910    Fred's, Inc. ................................          8,248,529

                                                                      16,366,933

Retail - Home Furnishings - 0.4%
     330,400    Pier 1 Imports, Inc. ........................          7,632,240

Retail - Office Supplies - 1.4%
   1,030,142    Staples, Inc.* ..............................         27,628,408

Retail - Restaurants - 2.7%
     634,766    Darden Restaurants, Inc. ....................         13,298,348
     306,862    Outback Steakhouse, Inc.# ...................         12,888,204
     725,376    Yum! Brands, Inc.* ..........................         24,764,336

                                                                      50,950,888

Savings/Loan/Thrifts - 0.3%
     320,410    Sovereign Bancorp, Inc. .....................          6,667,732

Shares or Principal Amount                                          Market Value
================================================================================
Schools - 2.9%
     475,958    Apollo Group, Inc. - Class A*,# .............    $    30,237,612
     380,045    University of Phoenix Online*,# .............         26,131,894

                                                                      56,369,506

Semiconductor Components/Integrated Circuits - 3.4%
     569,515    Emulex Corp.* ...............................         16,128,665
     440,599    Integrated Circuit Systems, Inc.*,# .........         14,790,908
     774,175    Marvell Technology Group, Ltd.*,# ...........         33,963,057

                                                                      64,882,630

Semiconductor Equipment - 3.1%
     575,245    KLA-Tencor Corp.* ...........................         32,978,796
     642,925    Novellus Systems, Inc.* .....................         26,546,373

                                                                      59,525,169

Telecommunication Equipment - 0.2%
     112,390    UTStarcom, Inc.*,# ..........................          3,540,285

Telecommunication Services - 0.8%
     731,235    Amdocs, Ltd. (New York Shares)* .............         15,692,303

Television - 1.3%
     707,918    Univision Communications, Inc. - Class A* ...         24,033,816

Textile - Home Furnishings - 1.8%
     460,210    Mohawk Industries, Inc.* ....................         34,110,765

Therapeutics - 1.4%
     183,114    Gilead Sciences, Inc.* ......................          9,994,362
     351,815    Neurocrine Biosciences, Inc.*,# .............         16,475,497

                                                                      26,469,859

Toys - 0.8%
     539,740    Marvel Enterprises, Inc.*,# .................         15,895,343

Transportation - Air Freight - 0.8%
     439,605    CNF, Inc.# ..................................         15,394,967

Transportation - Railroad - 0.7%
     235,590    Canadian National Railway Co.
                  (New York Shares) .........................         14,182,518

Transportation - Services - 0.4%
     226,860    Expeditors International of Washington, Inc.           8,516,324
--------------------------------------------------------------------------------
Total Common Stock (cost $1,470,219,369) ....................      1,857,328,735
--------------------------------------------------------------------------------
Corporate Bonds - 0.2%
Wireless Equipment - 0.2%
$  2,500,000    Crown Castle International Corp., 10.75%
                  senior notes, due 8/1/11 (cost $2,547,205)           2,806,250
--------------------------------------------------------------------------------
Other Securities - 7.1%
                State Street Navigator Securities Lending
 136,169,086      Prime Portfolio (cost $136,169,086)+ ......        136,169,086
--------------------------------------------------------------------------------
Repurchase Agreement - 3.2%
  61,300,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $61,305,466
                  collateralized by $252,732,419
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $62,526,191
                  (cost $61,300,000) ........................         61,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,670,235,660) - 107.4% ......      2,057,604,071
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (7.4)%    (140,897,973)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,916,706,098
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

8  Janus Enterprise Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.7%          $    33,963,057
Canada                                             0.7%               14,182,518
Cayman Islands                                     0.5%                9,862,398
Ireland                                            1.2%               24,149,535
Israel                                             0.4%                8,684,948
Singapore                                          0.9%               19,408,410
Switzerland                                        1.2%               25,417,498
United Kingdom                                     0.8%               15,692,303
United States++                                   92.6%            1,906,243,404
--------------------------------------------------------------------------------
Total                                            100.0%          $ 2,057,604,071

++Includes Short-Term Securities (83.0% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

                                      Janus Enterprise Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost(1)                                              $  1,670,236

Investments at value(1)                                             $  2,057,604
  Cash                                                                     2,002
  Receivables:
    Investments sold                                                       2,221
    Fund shares sold                                                       1,263
    Dividends                                                                706
    Interest                                                                  86
  Other assets                                                                32
  Variation Margin                                                            --
  Forward currency contracts                                                  --
--------------------------------------------------------------------------------
Total Assets                                                           2,063,914
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                           136,169
    Investments purchased                                                  5,454
    Fund shares repurchased                                                3,777
    Advisory fees                                                          1,047
    Transfer agent fees and expenses                                         634
    Administrative fees                                                       --
    Service fees                                                              --
    Tax Liability                                                             --
  Accrued expenses                                                           127
  Forward currency contracts                                                  --
--------------------------------------------------------------------------------
Total Liabilities                                                        147,208
--------------------------------------------------------------------------------
Net Assets                                                          $  1,916,706
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                             6,233,934
  Undistributed net investment income/(loss)*                                 --
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                               (4,704,596)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    387,368
--------------------------------------------------------------------------------
Total Net Assets                                                    $  1,916,706
--------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           63,851
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      30.02
--------------------------------------------------------------------------------

* See Note 3 in the Notes to the Financial Statements.
(1) Investments at cost and value include $133,085,548 of securities loaned for Janus Enterprise Fund (Note 1).

See Notes to Financial Statements.

10  Janus Enterprise Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2003
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      1,308
  Securities lending income                                                  124
  Dividends                                                                8,399
  Dividends from affiliates                                                   --
  Foreign tax withheld                                                      (35)
--------------------------------------------------------------------------------
Total Investment Income                                                    9,796
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           11,321
  Transfer agent fees and expenses                                         5,500
  Registration fees                                                           27
  Postage and mailing expenses                                               353
  Custodian fees                                                             115
  Printing expenses                                                          432
  Audit fees                                                                  27
  Trustees' fees and expenses                                                 22
  Administrative fees                                                         --
  Interest expense                                                             1
  Other expenses                                                              31
--------------------------------------------------------------------------------
Total Expenses                                                            17,829
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (102)
--------------------------------------------------------------------------------
Net Expenses                                                              17,727
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                            --
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                  17,727
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (7,931)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (22,679)
  Net realized gain/(loss) from foreign
    currency transactions                                                   (13)
  Net realized gain/(loss) from futures contracts                             --
  Net realized gain/(loss) from short sales                                   --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     517,019
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   494,327
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                   $    486,396
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                     Janus Enterprise Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31                                       2003             2002
(all numbers in thousands)

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $    (7,931)     $   (10,938)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (22,692)      (1,126,737)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    517,019          531,932
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         486,396        (605,743)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --               --
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --               --
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           443,246          666,476
  Shares issued in connection with Acquisition*                          80,137              N/A
  Reinvested dividends and distributions                                     --               --
  Shares repurchased                                                  (947,265)      (1,278,359)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (423,882)        (611,883)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    62,514      (1,217,626)
Net Assets:
  Beginning of period                                                 1,854,192        3,071,818
------------------------------------------------------------------------------------------------
  End of period                                                    $  1,916,706     $  1,854,192
------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $    526,086     $  1,404,006
    Proceeds from sales of securities                                   844,419        2,086,373
    Purchases of long-term U.S. government obligations                       --               --
    Proceeds from sales of long-term U.S. government obligations             --               --

* See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

12  Janus Enterprise Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                         2003            2002            2001            2000            1999

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      22.93    $      29.67    $      68.41    $      58.64    $      32.33
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                         --              --              --              --              --
  Net gains/(losses) on securities
    (both realized and unrealized)                   7.09          (6.74)         (38.74)           13.10           30.61
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     7.09          (6.74)         (38.74)           13.10           30.61
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --              --              --              --              --
  Distributions (from capital gains)*                  --              --              --          (3.33)          (4.30)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --              --              --          (3.33)          (4.30)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      30.02    $      22.93    $      29.67    $      68.41    $      58.64
-------------------------------------------------------------------------------------------------------------------------
Total Return                                       30.92%        (22.72)%        (56.63)%          22.29%         104.09%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  1,916,706    $  1,854,192    $  3,071,818    $  8,084,564    $  2,329,698
Average Net Assets for the Period
  (in thousands)                             $  1,741,680    $  2,518,273    $  4,858,360    $  7,265,824    $  1,126,839
Ratio of Gross Expenses to
  Average Net Asset(1)                              1.02%           0.93%           0.92%           0.90%           0.98%
Ratio of Net Expenses to
  Average Net Assets(1)                             1.02%           0.90%           0.90%           0.88%           0.95%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                              (0.46)%         (0.43)%         (0.55)%         (0.65)%         (0.67)%
Portfolio Turnover Rate                               32%             64%             85%             80%             98%

(1)  See "Explanations of Charts, Tables and Financial Statements."
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                     Janus Enterprise Fund  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

S&P 500(R) Index              The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index          Is an unmanaged group of 400 domestic stocks
                              chosen for their market size, liquidity and industry group representation.

Russell MidCap Growth Index   Consists of stocks from the Russell MidCap Index
                              with a greater-than-average growth orientation.
                              The Russell MidCap Index consists of the smallest
                              800 companies in the Russell 1000 Index, as ranked by total market capitalization.

Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

ADR                           American Depository Receipt

PLC                           Public Limited Company

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange.

*         Non-income-producing security.
# Loaned security, a portion or all of the security is on loan at October 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

14  Janus Enterprise Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Enterprise Fund (the "Fund") is a series fund. The Fund is part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the Fund had on loan securities with a value of $133,085,548.

As of October 31, 2003 the Fund received cash collateral of $136,169,086, in accordance with securities lending activity. The cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio.

The borrower pays fees at the Fund's direction to its lending agent. The lending agent may retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Fund's portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured.

During the fiscal year ended October 31, 2003, the Fund borrowed cash at a weighted average rate ranging from 1.275% to 1.394% and interest expense amounted to $547. Interest expense and interest income are included on the Statement of Operations. As of October 31, 2003, there were no outstanding borrowing or lending arrangements for the Fund.

                                     Janus Enterprise Fund  October 31, 2003  15

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

FORWARD CURRENCY TRANSACTIONS
The Fund may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable).

OPTIONS CONTRACTS
The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
The Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

16  Janus Enterprise Fund  October 31, 2003

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--------------------------------------------------------------------------------

The Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that the Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). A fund's perfomance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

                                     Janus Enterprise Fund  October 31, 2003  17

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Fund for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

     DST Securities, Inc.              Fund
          Commissions                 Expense
              Paid                   Reduction             DST Systems Cost
--------------------------------------------------------------------------------
             $3,844                    $2,884                 $1,008,164
--------------------------------------------------------------------------------

18  Janus Enterprise Fund  October 31, 2003

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--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2011.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                   Undistributed   Undistributed                       Other Book        Net Tax
                     Ordinary        Long-Term      Accumulated          to Tax        Appreciation/
Fund                  Income           Gains       Capital Losses      Differences    (Depreciation)
----------------------------------------------------------------------------------------------------
Growth
Janus Enterprise Fund   --             --         $(4,703,074,190)        --          $385,845,959
----------------------------------------------------------------------------------------------------

The table below shows the portion of the capital loss carryover acquired in the reorganization described in Note 4. These capital loss carryovers may be subject to annual limitations under applicable tax laws and may expire unutilized. The portion of each carryforward which will not be available for use due to these limitations has been reclassified to paid-in capital. During the period ended October 31, 2003, the following acquired capital loss carryovers were utilized.

                                                                  Loss Used in
                            Capital Loss     Loss Unavailable     Period Ended
Fund                     Carryover Acquired       for Use       October 31, 2003
--------------------------------------------------------------------------------
Growth
Janus Enterprise Fund       $(584,746,455)     $(557,046,441)           --
--------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                            Federal Tax         Unrealized         Unrealized
Fund                            Cost           Appreciation      (Depreciation)
--------------------------------------------------------------------------------
Growth
Janus Enterprise Fund      $1,671,758,112       $455,128,383       $(69,282,424)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2003    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
Growth
Janus Enterprise Fund           --              --              --          $(7,943,759)
-----------------------------------------------------------------------------------------

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2002    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
Growth
Janus Enterprise Fund           --              --              --          $(10,938,190)
-----------------------------------------------------------------------------------------

                                     Janus Enterprise Fund  October 31, 2003  19

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4.   FUND ACQUISITION

On April 21, 2003, Janus Enterprise Fund ("Acquiring Fund"), acquired all of the assets and liabilities of Berger Mid Cap Growth Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganization. Net assets and unrealized appreciation/depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                             Acquired        Net Assets
                                                      Acquiring Fund      Acquired Fund   Fund Unrealized       After
Acquiring Fund         Acquired Fund                    Net Assets         Net Assets          AP/DP        Reorganization
--------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund  Berger Mid Cap Growth Fund     $1,606,910,637       $80,137,216       $4,503,128     $1,687,047,853
--------------------------------------------------------------------------------------------------------------------------

Acquiring Fund          Acquired Fund                Shares Acquired     Shares issued in Acquisition
-----------------------------------------------------------------------------------------------------
Janus Enterprise Fund   Berger Mid Cap Growth Fund      10,093,435                 3,351,814
-----------------------------------------------------------------------------------------------------

5.   CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)
                                                         2003             2002
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                            17,703           24,669
  Shares issued in connection with Acquisition*           3,352              N/A
  Reinvested distributions                                   --               --
--------------------------------------------------------------------------------
Total                                                    21,055           24,669
--------------------------------------------------------------------------------
  Shares Repurchased                                   (38,066)         (47,327)
Net Increase/(Decrease) in Fund Shares                 (17,011)         (22,658)
Shares Outstanding, Beginning of Period                  80,862          103,520
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                        63,851           80,862
--------------------------------------------------------------------------------

*See Note 4 in Notes to Financial Statements.

20  Janus Enterprise Fund  October 31, 2003

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--------------------------------------------------------------------------------

6.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC (``Canary''), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                                     Janus Enterprise Fund  October 31, 2003  21

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REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Enterprise Fund (one of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

22  Janus Enterprise Fund  October 31, 2003

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                     Janus Enterprise Fund  October 31, 2003  23

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

24  Janus Enterprise Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                                     Janus Enterprise Fund  October 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs (since               and NeoCore Corp.
Denver, CO 80206                                            2002). Formerly, Distinguished Visiting
Age 59                                                      Professor of Business (2001-2002),
                                                            Thunderbird (American Graduate
                                                            School of International Management),
                                                            Phoenix, AZ; and Principal (1988-
                                                            1999) of Phillips-Smith Retail Group,
                                                            Addison, TX (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

26  Janus Enterprise Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

                                     Janus Enterprise Fund  October 31, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Jonathan D. Coleman      Executive Vice President     2/02-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Enterprise Fund                             accounts. Formerly, Co-Portfolio Manager
Age 32                                                                     (1997-2000) for Janus Venture Fund and
                                                                           Analyst (1994-1997 and 2000-2002) for
                                                                           Janus Capital Corporation.

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

28  Janus Enterprise Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                                     Janus Enterprise Fund  October 31, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

30  Janus Enterprise Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                     Janus Enterprise Fund  October 31, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

32  Janus Enterprise Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                     Janus Enterprise Fund  October 31, 2003  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.


                 GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

                 VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                     ENT50-12/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS MERCURY FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................     8

     Statement of Operations ........................................     9

     Statement of Changes in Net Assets .............................    10

     Financial Highlights ...........................................    11

     Notes to Schedule of Investments ...............................    12

     Notes to Financial Statements ..................................    13

     Report of Independent Auditors .................................    19

     Explanation of Charts, Tables and Financial Statements .........    20

     Trustees and Officers ..........................................    22

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr                Anita Falicia                   Girard Miller

/s/ Loren Starr            /s/ Anita Falicia               /s/ Girard Miller

Vice President and         Vice President, Treasurer and   President and Chief
Chief Financial Officer,   Principal Accounting Officer,   Executive Officer,
Janus Investment Fund      Janus Investment Fund           Janus Investment Fund

Past Performance is no guarantee of future results.

                                         Janus Mercury Fund  October 31, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

[PHOTO]
David Corkins
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

With a turbulent economic backdrop, a volatile stock market and daily reports of scandal in the financial services industry, it's very important to me to speak directly with you about what is happening both at Janus and with your Fund.

As a fellow shareholder and the portfolio manager of Janus Mercury Fund, nothing is more important to me than the integrity of your investment. Along with you, I have invested in this Fund in anticipation of a healthy return over time. In fact, as of this writing, more than 90% of my investments in the stock market are represented by my holdings in the funds that I manage, along with my other investments in Janus mutual funds and Janus Capital Group stock. I am right there with you both financially and personally.

From day one at Janus, our founder, Tom Bailey, made it very clear who the boss was - our shareholders. From Tom I learned that, when faced with a tough decision, the solution can always be found by asking and answering one very simple question: "What is in the best interest of the Fund's shareholder?" This question is an important one because it cuts to the heart of the issues the mutual fund industry is facing today. The consequences of this industry-wide investigation have been severe in terms of lost trust and questioned integrity. I, along with many other Janus employees, take this very personally and am committed to doing what's necessary to prove to our shareholders that, despite the issues we're facing today, Janus continues to stand for integrity and will act in the best interests of its fund shareholders - always.

Personally, I was very distressed to learn that a few individuals at Janus agreed to market-timing arrangements for certain investors. And although some market-timing arrangements were made in Janus Mercury Fund prior to my appointment as the Fund's manager, I am firmly against market timing and would never seek any special market-timing arrangements in the Fund. I believe it's also important for you to know that Janus has ended all such arrangements and pledged to make amends to shareholders in the funds involved.

Now that you know where I stand on integrity, I want to briefly state the investment approach to Janus Mercury Fund so that you know what to expect out of your investment.

I manage the Fund for shareholders who want more aggressive long-term exposure to the equity markets. I use the same fundamental approach that has worked for me as manager of Janus Growth and Income Fund for more than six years yet apply this approach in a more aggressive, flexible investing style. I tend to gravitate to companies that I believe have good growth trends and sustainable competitive advantages within the large- and mid-cap areas of the market. Some of the positions I have initiated in Janus Mercury Fund this year that possess these characteristics include Texas Instruments, Canadian National Railway and Roche. I also added some differentiated investments in the Fund: stocks that are either undergoing significant change or short-term dislocations. Examples include Tyco and Harman, as well as a few positions in strong, international franchises including Samsung Electronics and Givaudan. Meanwhile, I continue to manage the risk/reward tradeoff in evaluating the free cash flow and return on invested capital of our investments. In summary, the Fund will provide a broad exposure to the equity market - a quality that is likely most appealing to the longer-term investor looking to ride through shorter-term volatility.

The biggest influences on my investment style have been Warren Buffett, Tom Bailey, and former Janus portfolio manager Tom Marsico. From these investors I have learned to work hard, focus on the numbers - the right numbers - and to know my companies inside and out before investing. My own style has evolved into one combining both art and science. The science part involves constructing detailed financial models that help me and my analysts understand the most important leverage points that drive a business' free cash flow. The art involves many components, including meeting management teams with the intention of understanding how they intend to manage my capital investment and rounding out that knowledge with a checkup on competitors, suppliers and employees to get the whole picture.

So, how has this worked? To modify a popular phrase, "It's about the performance, stupid." In the long term, the performance has been quite strong:
For the last 10 years, the Fund

2  Janus Mercury Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ranks in the top 4%, placing it 3rd among 87 large-cap growth funds tracked by Lipper based on total return as of October 31, 2003.(2) In the latest fiscal year ended October 31, 2003, the Fund returned 21.58% versus the S&P 500(R) Index, its benchmark, which gained 20.79%.(1) I am pleased with these results and point to our larger positions in technology (Cisco Systems, Yahoo! and Symantec, for example) as well as an eclectic mix of other stocks (Liberty Media, Dollar Tree and Murphy Oil) as the Fund's main areas of strength during the 12-month period.

The markets have rallied strongly this year on the back of improved economic strength in the U.S. and continued gains in Asia. Although broad-based valuations offer fewer glaring bargains in the market, we are continuing to seek and find appropriate investments in eclectic areas of opportunity.

In conclusion, I am very appreciative of the work that Min Sohn has provided as assistant portfolio manager of Janus Mercury Fund, a position he's held since December 2002. His strong research skills combined with his demonstrated analytic abilities have helped the Fund deliver strong performance to shareholders this year. Although he will no longer serve as assistant portfolio manager of the Fund, I am excited that he will be assuming the management of Janus Growth and Income Fund on January 1st and I will focus solely on delivering long-term performance for Janus Mercury Fund shareholders.

Thank your for your continued confidence in Janus Mercury Fund.

Sincerely,

David Corkins

[GRAPH]

Janus Mercury Fund $35,754
S&P 500(R) Index $29,062
Russell 1000 Growth Index $24,948

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund, the S&P 500 Index and the Russell 1000 Growth Index. Janus Mercury Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($35,754) as compared to the S&P 500 Index ($29,062) and the Russell 1000 Growth Index ($24,948).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                       CALENDAR
                         YEAR-        ONE         FIVE        TEN       SINCE
                        TO-DATE       YEAR        YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Mercury
Fund                     22.90%      21.58%       3.17%      11.82%      12.91%
--------------------------------------------------------------------------------
S&P 500(R) Index         21.19%      20.79%       0.53%      10.43%      10.69%
--------------------------------------------------------------------------------
Russell 1000
Growth Index             24.11%      21.81%     (2.90)%       8.84%       9.10%
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Mercury Fund advanced 21.58%, while its benchmark, the S&P 500(R) Index, gained 20.79%.(1) As a result, the Fund ranked near the top of the second quartile based on total return, placing 160th out of 618 large-cap growth funds tracked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer

                                         Janus Mercury Fund  October 31, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Participating in the broad technology rally, and consequently fueling the Fund's gains, were online services firms Yahoo!, running one of the Internet's busiest search engines, and Amazon.com, the Internet's largest retailer, as well as business software developer Computer Associates International. Elsewhere, cable operator Cablevision Systems, which serves the greater New York City market, and diversified entertainment entity Liberty Media, which counts stakes in Time Warner and Starz Encore Group among its holdings, also provided significant lifts.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Yahoo!, Inc.
   Amazon.com, Inc.
   Computer Associates International
   Cablevision Systems Corp.
   Liberty Media Corp.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Software programming outsourcing firm Infosys Technologies of India was our biggest detractor from performance. Also struggling was recruiter Monster Worldwide, the company formerly known as TMP Worldwide which operates the online job marketplace Monster.com. Two drug distributors, AmerisourceBergern and Cardinal Health, also worked against us. Rounding out the bottom five was Lockheed Martin, the giant defense contractor and aerospace technology developer.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Infosys Technologies Ltd.
   Monster Worldwide Inc.
   AmerisourceBergern Corp.
   Cardinal Health, Inc.
   Lockheed Martin Corp.
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Sector analysis offers a different perspective on the Fund's returns, although it's important to remember that our investment decisions are ultimately driven by extensive research on individual companies, not by the popularity of one group or another. That said, our holdings in the information technology and consumer discretionary sectors, which notably exceeded the benchmark's weightings, contributed dramatically to the Fund's advances. Conversely, our limited interest in the industrial and materials sectors translated into minimal gains.

FUND STRATEGY
--------------------------------------------------------------------------------
This broadly diversified growth fund invests primarily in companies selected for their growth potential - of any size, in any industry - located anywhere in the world.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 0.6%

Common Stock - Foreign - 15.8%

Common Stock - Domestic - 83.6%

Number of Stocks: 78
Top 10 Equities: 34.2%

4  Janus Mercury Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Liberty Media Corp. - Class A                          5.7%                 6.2%
Berkshire Hathaway, Inc. - Class B                     4.1%                 5.1%
Yahoo!, Inc.                                           3.6%                 1.4%
Computer Associates
  International, Inc.                                  3.6%                   --
Samsung Electronics Company, Ltd.                      3.2%                 2.7%
Cisco Systems, Inc.                                    3.2%                   --
Tyco International, Ltd.
  (New York Shares)                                    3.1%                   --
Time Warner, Inc.                                      2.6%                 2.7%
Nokia Oyj (ADR)                                        2.6%                 2.7%
Forest Laboratories, Inc.                              2.5%                 3.5%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                       MERCURY       S&P 500(R)
                                         FUND          INDEX

Cable Television                         7.6%           0.8%
Medical - Drugs                          7.2%           6.7%
Broadcast Services and Programming       5.7%           0.3%
Enterprise Software/Services             4.6%           0.9%
Finance - Investment Bankers/Brokers     4.5%           5.4%
Reinsurance                              4.1%            --
Diversified Operations                   3.7%           5.2%
Medical - HMO                            3.7%           0.7%
Web Portals/Internet
  Service Providers                      3.6%           0.3%
Medical Instruments                      3.4%           1.1%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Mercury Fund 49th out of 320 and 3rd out of 87 large-cap growth funds for the 5- and 10-year periods, respectively.

* The Fund's inception date - 5/3/93.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the information technology and consumer discretionary sectors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. It does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. It does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

                                         Janus Mercury Fund  October 31, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.4%
Advertising Sales - 0.1%
     269,395    Lamar Advertising Co.* ......................    $     8,162,669

Aerospace and Defense - 2.9%
   2,105,670    Lockheed Martin Corp. .......................         97,618,861
     615,485    Northrop Grumman Corp.# .....................         55,024,359

                                                                     152,643,220

Applications Software - 2.4%
     442,373    Intuit, Inc.* ...............................         22,109,803
   4,086,580    Microsoft Corp. .............................        106,864,067

                                                                     128,973,870

Audio and Video Products - 0.6%
     241,715    Harman International Industries, Inc. .......         30,987,863

Broadcast Services and Programming - 5.7%
  29,838,178    Liberty Media Corp. - Class A* ..............        301,067,215

Cable Television - 7.6%
   6,503,007    Cablevision Systems New York Group
                  - Class A*,# ..............................        131,360,741
   4,076,085    Comcast Corp. - Special Class A* ............        132,961,892
   1,933,470    Cox Communications, Inc. - Class A* .........         65,873,323
   1,818,590    EchoStar Communications Corp. - Class A* ....         69,688,369

                                                                     399,884,325

Casino Services - 0.6%
     910,115    International Game Technology# ..............         29,806,266

Chemicals - Specialty - 0.7%
      85,852    Givaudan S.A.** .............................         38,703,349

Commercial Banks - 0%
      76,830    Franklin Financial Corp.# ...................          2,368,669

Computers - 1.5%
   2,171,659    Apple Computer, Inc.* .......................         49,709,275
     810,295    Dell, Inc.* .................................         29,267,855

                                                                      78,977,130

Cosmetics and Toiletries - 1.4%
   1,117,410    Avon Products, Inc. .........................         75,939,184

Diversified Operations - 3.7%
     428,757    Louis Vuitton Moet Hennessy S.A.** ..........         29,632,505
   7,891,515    Tyco International, Ltd. (New York Shares) ..        164,774,834

                                                                     194,407,339

E-Commerce/Products - 2.3%
   2,230,625    Amazon.com, Inc.*,# .........................        121,390,613

E-Commerce/Services - 0.4%
     190,155    eBay, Inc.* .................................         10,637,271
     260,090    Internet Auction Company, Ltd.*,** ..........         12,196,869

                                                                      22,834,140

Electric Products - Miscellaneous - 3.2%
     425,020    Samsung Electronics Company, Ltd.** .........        168,786,982

Electronic Components - Semiconductors - 1.6%
     438,840    Nvidia Corp.*,# .............................          7,758,691
   2,593,650    Texas Instruments, Inc. .....................         75,008,358

                                                                      82,767,049

Electronic Design Automation - 0.8%
   1,384,734    Synopsys, Inc.*,# ...........................         43,923,762

Enterprise Software/Services - 4.6%
   1,784,565    BMC Software, Inc.* .........................         31,015,740
   7,994,565    Computer Associates International, Inc.# ....        188,032,168
   2,212,075    Oracle Corp.* ...............................         26,456,417

                                                                     245,504,325

Shares or Principal Amount                                          Market Value
================================================================================
Entertainment Software - 0.7%
     362,265    Electronic Arts, Inc.* ......................    $    35,878,726

Finance - Investment Bankers/Brokers - 4.5%
   1,666,673    Citigroup, Inc. .............................         79,000,300
   3,278,160    E*TRADE Financial Corp.*,# ..................         33,765,048
   1,332,105    Goldman Sachs Group, Inc. ...................        125,084,660

                                                                     237,850,008

Finance - Mortgage Loan Banker - 2.6%
   1,022,650    Fannie Mae ..................................         73,313,779
   1,164,140    Freddie Mac .................................         65,343,178

                                                                     138,656,957

Food - Retail - 0.5%
     478,775    Whole Foods Market, Inc.*,# .................         28,362,631

Hotels and Motels - 0.7%
   1,174,850    Starwood Hotels & Resorts Worldwide, Inc. ...         39,627,691

Internet Security - 1.0%
     826,575    Symantec Corp.*,# ...........................         55,091,224

Medical - Drugs - 7.2%
     181,710    Celgene Corp.*,# ............................          7,575,490
   2,660,140    Forest Laboratories, Inc.* ..................        133,033,600
   3,215,335    Pfizer, Inc. ................................        101,604,586
   1,451,492    Roche Holding A.G.** ........................        120,109,833
     763,645    SICOR, Inc.* ................................         20,465,686

                                                                     382,789,195

Medical - HMO - 3.7%
   1,219,965    Anthem, Inc.*,# .............................         83,482,205
   2,175,045    UnitedHealth Group, Inc. ....................        110,666,290

                                                                     194,148,495
Medical Instruments - 3.4%
   1,618,305    Guidant Corp. ...............................         82,549,738
   2,071,940    Medtronic, Inc. .............................         94,418,306

                                                                     176,968,044

Medical Products - 0.2%
     107,205    INAMED Corp.*,# .............................          9,259,296

Multi-Line Insurance - 1.6%
   1,413,455    Allstate Corp. ..............................         55,831,472
     501,750    American International Group, Inc. ..........         30,521,453

                                                                      86,352,925

Multimedia - 2.6%
   9,050,389    Time Warner, Inc.* ..........................        138,380,448

Networking Products - 3.2%
   8,026,530    Cisco Systems, Inc.* ........................        168,396,599

Non-Hazardous Waste Disposal - 0.6%
   2,756,620    Allied Waste Industries, Inc.* ..............         31,094,674

Oil - Field Services - 0.4%
     604,775    BJ Services Co.* ............................         19,842,668

Oil Companies - Exploration and Production - 1.8%
   1,569,590    Murphy Oil Corp. ............................         92,574,418

Oil Companies - Integrated - 1.3%
   1,470,537    EnCana Corp. ................................         50,507,731
     374,014    Yukos Oil Co. (ADR)# ........................         17,279,447

                                                                      67,787,178

Pharmacy Services - 2.2%
   1,935,545    Caremark Rx, Inc.*,# ........................         48,485,402
   2,087,085    Medco Health Solutions, Inc.* ...............         69,291,222

                                                                     117,776,624

See Notes to Schedule of Investments and Financial Statements.

6  Janus Mercury Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Recreational Vehicles - 0.2%
     107,620    Polaris Industries, Inc.# ...................    $     9,212,272

Reinsurance - 4.1%
      84,512    Berkshire Hathaway, Inc. - Class B* .........        219,097,360

Retail - Consumer Electronics - 0.4%
     326,400    Best Buy Company, Inc.* .....................         19,032,384

Retail - Discount - 2.4%
   2,525,779    Dollar Tree Stores, Inc.* ...................         96,434,242
   1,351,575    TJX Companies, Inc. .........................         28,369,559

                                                                     124,803,801

Retail - Office Supplies - 0.2%
     366,423    Staples, Inc.* ..............................          9,827,465

Retail - Pet Food and Supplies - 0.2%
     345,125    PETsMART, Inc. ..............................          8,838,651

Retail - Regional Department Stores - 0.3%
     255,590    Kohl's Corp.* ...............................         14,330,931

Retail - Restaurants - 0.9%
   1,342,395    Yum! Brands, Inc.* ..........................         45,829,365

Semiconductor Equipment - 2.0%
   3,074,240    Applied Materials, Inc.* ....................         71,844,989
     764,080    Novellus Systems, Inc.*,# ...................         31,548,863

                                                                     103,393,852

Super-Regional Banks - 1.0%
     925,915    Fifth Third Bancorp# ........................         53,666,033

Telecommunication Equipment - 2.6%
   8,011,792    Nokia Oyj (ADR)** ...........................        136,120,346

Telecommunication Equipment - Fiber Optics - 0.8%
   3,370,495    CIENA Corp.* ................................         21,604,873
   1,836,070    Corning, Inc.*,# ............................         20,160,049

                                                                      41,764,922

Toys - 0.2%
     426,600    Marvel Enterprises, Inc.*,# .................         12,563,370

Transportation - Railroad - 2.2%
   1,609,370    Canadian National Railway Co.
                  (New York Shares) .........................         96,884,074
   1,310,065    Kansas City Southern*,# .....................         17,332,160

                                                                     114,216,234

Web Portals/Internet Service Providers - 3.6%
   4,346,965    Yahoo!, Inc.*,# .............................        189,962,371
--------------------------------------------------------------------------------
Total Common Stock (cost $4,169,168,304) ....................      5,250,625,128
--------------------------------------------------------------------------------
Other Securities - 3.5%
                State Street Navigator Securities Lending
$186,956,777      Prime Portfolio (cost $186,956,777)+ ......        186,956,777
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 0.7%
 $36,000,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $36,003,210
                  collateralized by $148,423,607
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $36,720,112
                  (cost $36,000,000) ........................    $    36,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $4,392,125,081) - 103.6% ......      5,473,581,905
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.6)%    (191,418,398)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 5,282,163,507
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            3.0%          $   164,774,834
Canada                                             2.7%              147,391,805
Finland                                            2.5%              136,120,346
France                                             0.6%               29,632,505
Russia                                             0.3%               17,279,447
South Korea                                        3.3%              180,983,851
Switzerland                                        2.9%              158,813,182
United States++                                   84.7%            4,638,585,935
--------------------------------------------------------------------------------
Total                                            100.0%          $ 5,473,581,905

++Includes Short-Term Securities (80.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Euro 2/6/04                     7,180,000    $     8,321,670    $      (127,854)
Euro 3/26/04                   30,200,000         34,955,150           (190,006)
Euro 4/16/04                   15,300,000         17,698,891              33,809
South Korean Won
  11/12/03                 63,400,000,000         53,524,693           (338,270)
Swiss Franc 3/26/04            41,000,000         30,827,068           (368,707)
Swiss Franc 4/16/04            32,100,000         24,148,048             132,426
--------------------------------------------------------------------------------
Total                                        $   169,475,520    $      (858,602)

See Notes to Schedule of Investments and Financial Statements.

                                         Janus Mercury Fund  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost(1)                                              $  4,392,125

Investments at value(1)                                             $  5,473,582
  Cash                                                                       788
  Receivables:
    Investments sold                                                       3,230
    Fund shares sold                                                       2,765
    Dividends                                                              3,402
    Interest                                                                  24
  Other assets                                                                91
  Variation Margin                                                            --
  Forward currency contracts                                                 166
--------------------------------------------------------------------------------
Total Assets                                                           5,484,048
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                           186,957
    Investments purchased                                                    178
    Fund shares repurchased                                                8,602
    Advisory fees                                                          2,923
    Transfer agent fees and expenses                                       1,175
    Administrative fees                                                       --
    Service fees                                                              --
    Tax Liability                                                             --
  Accrued expenses                                                         1,024
  Forward currency contracts                                               1,025
--------------------------------------------------------------------------------
Total Liabilities                                                        201,884
--------------------------------------------------------------------------------
Net Assets                                                          $  5,282,164
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                            11,315,511
  Undistributed net investment income/(loss)*                                 --
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                               (7,113,946)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                  1,080,599
--------------------------------------------------------------------------------
Total Net Assets                                                    $  5,282,164
--------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          291,174
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      18.14
--------------------------------------------------------------------------------

* See Note 3 in the Notes to the Financial Statements.
(1) Investments at cost and value include $182,331,679 of securities loaned for Janus Mercury Fund (Note 1).

See Notes to Financial Statements.

8  Janus Mercury Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2003
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      3,088
  Securities lending income                                                  179
  Dividends                                                               30,846
  Dividends from affiliates                                                   13
  Foreign tax withheld                                                   (1,135)
--------------------------------------------------------------------------------
Total Investment Income                                                   32,991
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           33,067
  Transfer agent fees and expenses                                        13,217
  Registration fees                                                           61
  Postage and mailing expenses                                               843
  Custodian fees                                                             466
  Printing expenses                                                        1,206
  Audit fees                                                                  36
  Trustees' fees and expenses                                                 62
  Administrative fees                                                         --
  Other expenses                                                              62
--------------------------------------------------------------------------------
Total Expenses                                                            49,020
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (435)
--------------------------------------------------------------------------------
Net Expenses                                                              48,585
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                            --
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                  48,585
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                            (15,594)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (219,371)
  Net realized gain/(loss) from foreign
    currency transactions                                               (22,171)
  Net realized gain/(loss) from futures contracts                             --
  Net realized gain/(loss) from short sales                                   --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   1,258,383
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 1,016,841
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                   $  1,001,247
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                         Janus Mercury Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $   (15,594)     $    (4,894)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (241,542)      (2,567,712)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  1,258,383        1,014,490
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       1,001,247      (1,558,116)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --         (17,961)
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --         (17,961)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         1,325,788        1,843,292
  Reinvested dividends and distributions                                     --           16,761
  Shares repurchased                                                (2,078,912)      (3,160,417)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (753,124)      (1,300,364)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   248,123      (2,876,441)
Net Assets:
  Beginning of period                                                 5,034,041        7,910,482
------------------------------------------------------------------------------------------------
  End of period                                                    $  5,282,164     $  5,034,041
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $  2,623,781     $  5,940,713
    Proceeds from sales of securities                                 3,330,355        6,818,658
    Purchases of long-term U.S. government obligations                       --               --
    Proceeds from sales of long-term U.S. government obligations             --               --

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Mercury Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                         2003            2002            2001            2000            1999

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      14.92    $      19.14    $      40.59    $      35.65    $      20.77
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                         --              --             .04             .03              --
  Net gains/(losses) on securities
    (both realized and unrealized)                   3.22          (4.18)         (17.05)            8.18           16.89
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     3.22          (4.18)         (17.01)            8.21           16.89
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --           (.04)           (.03)              --              --
  Distributions (from capital gains)*                  --              --          (4.41)          (3.27)          (2.01)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --           (.04)          (4.44)          (3.27)          (2.01)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      18.14    $      14.92    $      19.14    $      40.59    $      35.65
-------------------------------------------------------------------------------------------------------------------------
Total Return                                       21.58%        (21.88)%        (46.21)%          22.99%          86.02%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  5,282,164    $  5,034,041    $  7,910,482    $ 16,347,935    $  9,059,883
Average Net Assets for the Period
  (in thousands)                             $  5,088,567    $  6,783,864    $ 11,243,108    $ 15,903,790    $  5,258,427
Ratio of Gross Expenses to
  Average Net Assets(1)                             0.96%           0.94%           0.89%           0.89%           0.93%
Ratio of Net Expenses to
  Average Net Assets(1)                             0.95%           0.92%           0.88%           0.88%           0.91%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                              (0.31)%         (0.07)%           0.16%           0.08%         (0.39)%
Portfolio Turnover Rate                               54%             97%             83%             71%             89%

(1)  See "Explanations of Charts, Tables and Financial Statements."
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Mercury Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

S&P 500(R) Index              The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

Russell 1000 Growth Index     Measures the performance of those Russell 1000
                              companies with higher price-to-book ratios and higher forecasted growth values.

Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

ADR                           American Depository Receipt

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange.

*         Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.
# Loaned security, a portion or all of the security is on loan at October 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12  Janus Mercury Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Mercury Fund (the "Fund") is a series fund. The Fund is part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the Fund had on loan securities with a value of $182,331,679.

As of October 31, 2003 the Fund received cash collateral of $186,956,777, in accordance with securities lending activity. The cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio.

The borrower pays fees at the Fund's direction to its lending agent. The lending agent may retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Fund's portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. The Fund did not participate in interfund lending during the fiscal year ended October 31, 2003.

                                        Janus Mercury Fund  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FORWARD CURRENCY TRANSACTIONS
The Fund may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included on the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable).

OPTIONS CONTRACTS
The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
The Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

14  Janus Mercury Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that the Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). A fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

                                        Janus Mercury Fund  October 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Fund for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

     DST Securities, Inc.              Fund
         Commissions                  Expense
            Paid                     Reduction              DST Systems Cost
--------------------------------------------------------------------------------
          $145,246                    $108,962                 $2,053,692
--------------------------------------------------------------------------------

The Fund may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2003, the Fund recorded distributions from affiliated investment companies as dividend income, and had the following affiliated purchases and sales:

                                            Purchases           Sales         Dividend     Market Value
                                           Shares/Cost       Shares/Cost       Income       at 10/31/03
-------------------------------------------------------------------------------------------------------
Janus Money Market Fund                   $445,000,000      $445,000,000       $13,221          --
-------------------------------------------------------------------------------------------------------

16  Janus Mercury Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2009 and October 31, 2011.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                            Undistributed    Undistributed                             Other Book         Net Tax
                               Ordinary        Long-Term            Accumulated          to Tax        Appreciation/
Fund                            Income           Gains             Capital Losses      Differences    (Depreciation)
--------------------------------------------------------------------------------------------------------------------
Growth
Janus Mercury Fund                --               --             $(6,995,773,272)      $(464,300)     $962,890,037
--------------------------------------------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                 Federal Tax       Unrealized       Unrealized
Fund                                Cost          Appreciation    (Depreciation)
--------------------------------------------------------------------------------
Growth
Janus Mercury Fund             $4,510,691,868    $1,143,973,455   $(181,083,418)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2003    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
Growth
Janus Mercury Fund              --             --               --          $(15,859,080)
-----------------------------------------------------------------------------------------

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2002    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
Growth
Janus Mercury Fund        $17,961,490          --               --          $(5,224,249)
-----------------------------------------------------------------------------------------

                                        Janus Mercury Fund  October 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4.   CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)
                                                           2003             2002
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                            84,810          109,513
  Reinvested distributions                                   --              823
--------------------------------------------------------------------------------
Total                                                    84,810          110,336
--------------------------------------------------------------------------------
  Shares Repurchased                                  (131,121)        (186,075)
Net Increase/(Decrease) in Fund Shares                 (46,311)         (75,739)
Shares Outstanding, Beginning of Period                 337,485          413,224
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                       291,174          337,485
--------------------------------------------------------------------------------

5.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

18  Janus Mercury Fund  October 31, 2003

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--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Mercury Fund (one of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

                                        Janus Mercury Fund  October 31, 2003  19

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

20  Janus Mercury Fund  October 31, 2003

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--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                        Janus Mercury Fund  October 31, 2003  21

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

22  Janus Mercury Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs, CO                  and NeoCore Corp.
Denver, CO 80206                                            (since 2002). Formerly, Distinguished
Age 59                                                      Visiting Professor of Business (2001-
                                                            2002), Thunderbird (American
                                                            Graduate School of International
                                                            Management), Phoenix, AZ; and
                                                            Principal (1988- 1999) of Phillips-
                                                            Smith Retail Group, Addison, TX
                                                            (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

                                        Janus Mercury Fund  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

24  Janus Mercury Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David J. Corkins         Executive Vice President     8/97-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Mercury Fund and                            accounts.
Age 37                   Janus Growth and Income
                         Fund

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                                        Janus Mercury Fund  October 31, 2003  25

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

26  Janus Mercury Fund  October 31, 2003

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--------------------------------------------------------------------------------

NOTES

                                        Janus Mercury Fund  October 31, 2003  27

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NOTES

28  Janus Mercury Fund  October 31, 2003

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NOTES

                                        Janus Mercury Fund  October 31, 2003  29

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NOTES

30  Janus Mercury Fund  October 31, 2003

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NOTES

                                        Janus Mercury Fund  October 31, 2003  31

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NOTES

32  Janus Mercury Fund  October 31, 2003

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NOTES

                                        Janus Mercury Fund  October 31, 2003  33

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        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                     MER48-12/03

--------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS OLYMPUS FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

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

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TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................     8

     Statement of Operations ........................................     9

     Statement of Changes in Net Assets .............................    10

     Financial Highlights ...........................................    11

     Notes to Schedule of Investments ...............................    12

     Notes to Financial Statements ..................................    13

     Report of Independent Auditors .................................    20

     Explanation of Charts, Tables and Financial Statements .........    21

     Trustees and Officers ..........................................    23

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                                                      October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr                Anita Falicia                   Girard Miller

/s/ Loren Starr            /s/ Anita Falicia               /s/ Girard Miller

Vice President and         Vice President, Treasurer and   President and Chief
Chief Financial Officer,   Principal Accounting Officer,   Executive Officer,
Janus Investment Fund      Janus Investment Fund           Janus Investment Fund

Past Performance is no guarantee of future results.

                                         Janus Olympus Fund  October 31, 2003  1
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JANUS OLYMPUS FUND

[PHOTO]
Claire Young
portfolio manager

MANAGER COMMENTARY
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Dear Janus Olympus Fund shareholder,

In light of recent events surrounding the mutual fund industry, I would like to take a moment to reassure Janus Olympus Fund shareholders of my deep commitment to serve their interests. I consider those interests to be of the highest priority when making decisions for the Fund, including closing it to new shareholders in early 2000 to protect existing shareholders against deleterious effects of large inflows of new money. It also includes my decision to reopen the Fund in August 2002 after stock prices had retreated to what I considered more reasonable levels and Fund flows no longer hindered my ability to manage the Fund.

Despite poor performance in 2000 and 2001, I believe my focus on long-term shareholders is demonstrated by the fact that, during my tenure as fund manager, Janus Olympus Fund is ranked in the top 4% of Large-Cap Growth Funds, placing 9 out of 237 funds (as tracked by Lipper, a Reuters Company and a leading mutual fund rating firm based on total return).(2) This ranking is the result of a 7.88% annualized return for the period August 31, 1997 through October 31, 2003.(1)

My long-term view has been shaped by the fact that I, too, am an investor in the Fund. In fact, I am the single largest individual investor in the Fund among Janus' direct individual shareholders. Importantly, since assuming portfolio management responsibilities in September 1997, I have not personally sold a single share of the Fund. I, along with you, share the financial hardships and triumphs of investing in this Fund. I recognize that actions in the mutual fund industry may have raised doubts in some investors' minds about the commitment of portfolio managers, so I want to reiterate that I take my fiduciary duties to individual Janus Olympus Fund shareholders very seriously.

Janus Olympus Fund gained 22.38% in the fiscal year ended October 31, 2003, outperforming its benchmark, the S&P 500(R) Index, which was up 20.79%.(1) This performance earned the Fund a top-quartile ranking based on total return for the year ended October 31, 2003, placing it 131 out of 618 Large-Cap Growth Funds tracked by Lipper.(2)

I am pleased with these results, especially in light of the choppy market this past year. Last October, the uncertainties surrounding a potential war with Iraq and weak economic prospects kept investors wary and major corporations' spending plans on hold. The Asian SARS epidemic curtailed travel and business activity. By March, however, aggressive easing by the Federal Reserve, strengthening profit reports and the quick resolution of initial combat in Iraq led to a firming stock market. Consumers, which had been the primary support to the economy, finally received assistance from corporate America in moving the economy out of the recession.

The highlight of the year was continued consumer willingness to spend funds from home-equity extraction and tax reductions, particularly on consumer electronics goods such as cellular handsets, digital cameras, DVD players, and personal computers. The second-, third-, fourth-, and eighth-largest contributors to performance were beneficiaries of this trend. Maxim Integrated Products showed revenue growth from its broad analog chip offerings in the electronic equipment space. Texas Instruments also performed well, as it gained market share in the wireless handset arena and had strong sales in its digital signal processing division. Hotel operator Four Seasons saw a stabilization in room rates and occupancies as leisure travel firmed after the SARS epidemic subsided and the Iraq war ended. The company's focus on cost containment during the recession was rewarded by growth in cash flow from operations despite tepid revenue trends. Finally, Intel began to see strength in personal computer chip sales and reaped gross margin benefits from its new manufacturing process capabilities.

Several other companies in the Fund also performed well as their reorganization efforts paved the way to stronger profit growth while the economy stabilized. The biggest contributor to performance, Yahoo!, saw substantial advertising revenue increases and impressive free cash flow generation after refocusing marketing efforts from dot-com companies to more traditional advertisers. Cable operator Comcast successfully integrated its AT&T Broadband acquisition and began to see benefits from its efforts to stem basic cable customer attrition and focus on attracting high-speed Internet customers. Also, cosmetics company Avon grew profits handsomely as the company streamlined manufacturing and supply-chain operations, while enjoying strong volume growth from new sales initiatives.

In my opinion, the profit and cash flow trends have given corporations confidence to begin to increase capital expenditures. While the first glimmers of that increase are only appearing now,

2  Janus Olympus Fund  October 31, 2003
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some of the Fund's positions rose in anticipation of coming demand. Network equipment maker Cisco Systems outperformed as the company began to show increases in revenue after several quarterly declines. Semiconductor manufacturing equipment provider Applied Materials gained on expectations of demand from semiconductor companies to increase production capacity, particularly Asian foundries and memory manufacturers.

While I was pleased with the Fund's overall performance, there were some stocks that negatively impacted performance during the year. The largest detractor was defense contractor General Dynamics, which declined due to worries over slow demand in its Gulfstream division. After a successful 100th anniversary celebration, motorcycle producer Harley-Davidson declined on fears of excess inventory at its dealers. Also, Cardinal Health had weaker-than-expected revenue and profits growth as competition from other drug distributors impacted pricing.

Looking forward, employment is beginning to increase, which I believe is a key indicator for the continued health of the economy. Corporate profits have been strong and should continue to increase, fueling corporate expenditures in the future. Finally, consumer spending has not tapered off meaningfully, even as mortgage refinancing has slowed and tax-cut benefits have worked their way through the economy. With all of these indicators, I am hopeful that the Fund's investments, and all of us shareholders, will benefit in the coming year.

I truly thank you for your continued investment in Janus Olympus Fund.

Sincerely,

Claire Young

FUND PERFORMANCE AND MARKET COMMENTARY
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[GRAPH]

Janus Olympus Fund $23,358
S&P 500(R) Index $19,300
Russell 1000 Growth Index $16,396

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund, the S&P 500 Index and the Russell 1000 Growth Index. Janus Olympus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($23,358) as compared to the S&P 500 Index ($19,300) and the Russell 1000 Growth Index ($16,396).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE         FIVE      SINCE
                                    TO-DATE       YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Olympus Fund                   26.05%      22.38%       4.16%      11.43%
--------------------------------------------------------------------------------
S&P 500(R) Index                     21.19%      20.79%       0.53%       8.76%
--------------------------------------------------------------------------------
Russell 1000 Growth Index            24.11%      21.81%     (2.90)%       6.52%
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PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Olympus Fund advanced 22.38%, while its benchmarks, the S&P 500(R) Index and the Russell 1000 Growth Index, gained 20.79% and 21.81%,(1) respectively. In turn, the Fund earned a first quartile ranking for the period based on total return, placing 131st out of 618 large-capitalization growth funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate

                                         Janus Olympus Fund  October 31, 2003  3
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JANUS OLYMPUS FUND

profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? The Fund benefited greatly from a resurgence in Internet services provider Yahoo's share price, as well as from the appreciation of our holdings in semiconductor chip developers Maxim Integrated Products, which supplies markets ranging from automakers to high-tech consumer goods manufacturers, and Texas Instruments, which focuses on the cellular phone and computer industries. Other leading gainers included luxury hotel and resort manager Four Seasons Hotels and Avon Products, a worldwide marketer of cosmetics and gifts.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Yahoo!, Inc.
   Maxim Integrated Products, Inc.
   Texas Instruments, Inc.
   Four Seasons Hotels, Inc.
   Avon Products, Inc.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? The Fund's largest detractor was General Dynamics, a leading defense contractor and builder of Gulfstream jets. Motorcycle icon Harley-Davidson also weighed on the Fund's performance, as did drug and medical supply distributor Cardinal Health and movie and video game rental outfit Blockbuster. Another disappointment was semiconductor chip developer Nvidia, which creates the graphics backbone for Microsoft's Xbox game system and sat out the broad rally in technology stocks during the period.

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TOP DETRACTORS FROM PERFORMANCE
   General Dynamics Corp.
   Harley-Davidson, Inc.
   Cardinal Health, Inc.
   Blockbuster, Inc.
   Nvidia Corp.
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
While considering sector contributions, it's important to remember that our extensive research efforts zero in on individual companies, not broader industries. Understanding that, sector analysis shows that our holdings in the information technology and consumer discretionary areas, which modestly exceeded the S&P 500(R) Index weightings, accounted for a large percentage of the Fund's gains. And while every sector posted positive returns during the period, minimal returns from the telecommunication services and utilities sectors made them our weakest-performing sectors.

4  Janus Olympus Fund  October 31, 2003
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FUND STRATEGY
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This diversified fund seeks fast-growing companies of all sizes and locations, in rapidly expanding industries.

FUND PROFILE - (% OF NET ASSETS)
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[PIE CHART]

Corporate Bonds - Domestic - 0.4%

Cash and Cash Equivalents - 1.0%

Common Stock - Foreign - 18.8%

Common Stock - Domestic - 79.8%

Number of Stocks: 86
Number of Bonds: 1
Top 10 Equities: 24.6%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Maxim Integrated Products, Inc.                        3.6%                 2.7%
Cisco Systems, Inc.                                    3.1%                   --
Yahoo!, Inc.                                           2.7%                 0.9%
Texas Instruments, Inc.                                2.6%                 0.9%
Time Warner, Inc.                                      2.6%                 1.4%
Applied Materials, Inc.                                2.3%                 1.7%
Intel Corp.                                            2.0%                   --
Avon Products, Inc.                                    1.9%                 2.5%
Citigroup, Inc.                                        1.9%                 1.9%
Amgen, Inc.                                            1.9%                 2.2%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                       OLYMPUS       S&P 500(R)
                                         FUND          INDEX

Electronic Components -
  Semiconductors                         7.2%           3.4%
Medical - Drugs                          4.3%           6.7%
Oil Companies - Integrated               4.1%           4.0%
Semiconductor Componenets/
  Integrated Circuits                    3.6%           0.5%
Semiconductor Equipment                  3.1%           0.6%
Medical - Biomedical and Genetic         3.1%           1.1%
Networking Products                      3.1%           1.5%
Cosmetics and Toiletries                 3.0%           2.4%
Airlines                                 3.0%           0.2%
Web Portals/Internet
  Service Providers                      2.7%           0.3%

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(1)  All returns include reinvested dividends and distributions. See Notes to
     Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Olympus Fund 37th out of 320 large-cap growth funds for the 5-year period.

* The Fund's inception date - 12/29/95.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. It does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

                                         Janus Olympus Fund  October 31, 2003  5
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JANUS OLYMPUS FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.6%
Aerospace and Defense - 1.2%
     697,960    Lockheed Martin Corp. .......................    $    32,357,426

Aerospace and Defense - Equipment - 1.1%
     376,025    United Technologies Corp. ...................         31,845,557

Airlines - 3.0%
     788,844    Ryanair Holdings PLC (ADR)*,# ...............         40,625,466
   2,221,655    Southwest Airlines Co. ......................         43,100,107

                                                                      83,725,573

Applications Software - 1.3%
     698,710    Intuit, Inc.* ...............................         34,921,526

Audio and Video Products - 1.1%
     242,590    Harman International Industries, Inc.# ......         31,100,038

Broadcast Services and Programming - 1.7%
   1,125,020    Clear Channel Communications, Inc. ..........         45,923,316

Building - Residential and Commercial - 1.3%
     381,355    Lennar Corp.# ...............................         35,027,457

Cable Television - 1.4%
   1,156,940    Comcast Corp. - Special Class A* ............         37,739,383

Casino Hotels - 0.6%
     477,450    MGM Mirage, Inc.* ...........................         16,949,475

Commercial Banks - 0.6%
     444,625    UCBH Holdings, Inc.# ........................         15,877,559

Commercial Services - 0.7%
     534,370    Iron Mountain, Inc.*,# ......................         20,434,309

Commercial Services - Finance - 1.1%
     641,515    H&R Block, Inc. .............................         30,208,941

Computers - 0.8%
     630,808    Dell, Inc.* .................................         22,784,785

Computers - Memory Devices - 1.6%
   1,709,045    EMC Corp.* ..................................         23,653,183
     590,865    VERITAS Software Corp.* .....................         21,359,770

                                                                      45,012,953

Containers - Metal and Glass - 1.1%
     566,620    Ball Corp. ..................................         31,844,044

Cosmetics and Toiletries - 3.0%
     796,230    Avon Products, Inc. .........................         54,111,791
     569,490    Colgate-Palmolive Co. .......................         30,291,173

                                                                      84,402,964

Data Processing and Management - 0.8%
     592,510    Fiserv, Inc.* ...............................         20,927,453

Diversified Operations - 1.8%
     286,350    3M Co. ......................................         22,584,425
     409,593    Louis Vuitton Moet Hennessy S.A. ............         28,308,031

                                                                      50,892,456

E-Commerce/Products - 1.4%
     724,370    Amazon.com, Inc.* ...........................         39,420,215

Electronic Components - Semiconductors - 7.2%
   2,218,280    Advanced Micro Devices, Inc.*,# .............         33,717,856
   1,678,637    Intel Corp. .................................         55,478,953
     885,905    Intersil Corp. - Class A ....................         22,847,490
     940,750    Nvidia Corp.*,# .............................         16,632,460
   2,448,890    Texas Instruments, Inc. .....................         70,821,898

                                                                     199,498,657

Shares or Principal Amount                                          Market Value
================================================================================
Enterprise Software/Services - 2.3%
   1,604,040    BMC Software, Inc.* .........................    $    27,878,215
     802,845    Oracle Corp.* ...............................          9,602,026
     182,886    SAP A.G. ....................................         26,512,593

                                                                      63,992,834

Fiduciary Banks - 1.1%
     635,460    Northern Trust Corp. ........................         29,517,117

Finance - Consumer Loans - 0.6%
     400,435    SLM Corp. ...................................         15,681,035

Finance - Credit Card - 1.0%
     468,240    Capital One Financial Corp.# ................         28,468,992

Finance - Investment Bankers/Brokers - 2.4%
   1,133,790    Citigroup, Inc. .............................         53,741,646
     794,000    Nomura Holdings, Inc.** .....................         13,635,985

                                                                      67,377,631

Finance - Mortgage Loan Banker - 1.4%
     538,391    Fannie Mae ..................................         38,597,251

Financial Guarantee Insurance - 0.6%
     335,090    MGIC Investment Corp.# ......................         17,193,468

Food - Retail - 0.8%
     360,127    Whole Foods Market, Inc.*,# .................         21,333,923

Food - Wholesale/Distribution - 0.9%
     729,755    Sysco Corp. .................................         24,563,553

Hotels and Motels - 2.6%
     908,880    Four Seasons Hotels, Inc.** .................         50,106,554
     689,030    Starwood Hotels & Resorts Worldwide, Inc. ...         23,240,982

                                                                      73,347,536

Human Resources - 1.2%
     734,110    Manpower, Inc. ..............................         34,062,704

Internet Incubators - 0.8%
     412,000    Softbank Corp.#,** ..........................         21,174,330

Internet Security - 0.8%
   1,330,260    Check Point Software Technologies, Ltd.* ....         22,601,117

Medical - Biomedical and Genetic - 3.1%
     843,240    Amgen, Inc.* ................................         52,078,503
     282,485    Genentech, Inc.* ............................         23,155,295
     163,605    Invitrogen Corp.*,# .........................         10,403,642

                                                                      85,637,440

Medical - Drugs - 4.3%
     122,010    Celgene Corp.*,# ............................          5,086,597
     727,860    Pfizer, Inc. ................................         23,000,376
     501,864    Roche Holding A.G. ..........................         41,528,855
     530,150    SICOR, Inc.* ................................         14,208,020
     638,050    Teva Pharmaceutical Industries, Ltd. (ADR)# .         36,298,665

                                                                     120,122,513

Medical - Generic Drugs - 0.2%
      68,248    Barr Laboratories, Inc.* ....................          5,239,399

Medical - HMO - 1.3%
     729,766    UnitedHealth Group, Inc. ....................         37,130,494

Medical Instruments - 1.7%
   1,040,590    Medtronic, Inc. .............................         47,419,686

Medical Products - 2.3%
     481,840    Varian Medical Systems, Inc.* ...............         30,808,850
     517,060    Zimmer Holdings, Inc.* ......................         32,993,598

                                                                      63,802,448

See Notes to Schedule of Investments and Financial Statements.

6  Janus Olympus Fund  October 31, 2003
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SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Money Center Banks - 0.9%
       3,286    Mitsubishi Tokyo Financial Group, Inc.** ....    $    23,613,408

Multimedia - 2.6%
   4,631,735    Time Warner, Inc.* ..........................         70,819,228

Networking Products - 3.1%
   4,060,502    Cisco Systems, Inc.* ........................         85,189,332

Office Automation and Equipment - 0.7%
     396,000    Canon, Inc.** ...............................         19,163,324

Oil Companies - Integrated - 4.1%
   1,292,786    EnCana Corp.** ..............................         44,402,615
     687,370    Exxon Mobil Corp. ...........................         25,143,995
     564,590    Total Fina Elf S.A. (ADR) ...................         44,077,541

                                                                     113,624,151

Optical Supplies - 1.5%
     735,445    Alcon, Inc. (New York Shares) ...............         40,530,374

Pipelines - 1.0%
     502,615    Kinder Morgan, Inc.# ........................         26,915,033

Radio - 0.6%
     802,845    XM Satellite Radio Holdings, Inc.- Class A*,#         16,265,640

Retail - Apparel and Shoe - 0.4%
     366,570    Nordstrom, Inc.# ............................         11,176,719

Retail - Auto Parts - 0.9%
     327,705    Advance Auto Parts, Inc.*,# .................         25,633,085

Retail - Discount - 1.5%
     733,725    Costco Wholesale Corp.* .....................         25,951,853
     406,370    Dollar Tree Stores, Inc.* ...................         15,515,207

                                                                      41,467,060

Retail - Diversified - 0.8%
     588,000    Ito-Yokado Company, Ltd.** ..................         21,608,405

Retail - Drug Store - 0.9%
     728,175    Walgreen Co. ................................         25,355,054

Retail - Office Supplies - 1.5%
   1,587,711    Staples, Inc.* ..............................         42,582,409

Semiconductor Components/Integrated Circuits - 3.6%
   1,994,935    Maxim Integrated Products, Inc. .............         99,168,219

Semiconductor Equipment - 3.1%
   2,739,885    Applied Materials, Inc.* ....................         64,031,112
     399,390    KLA-Tencor Corp.* ...........................         22,897,029

                                                                      86,928,141

Telecommunication Equipment - 1.9%
   1,936,495    Nokia Oyj (ADR) .............................         32,901,050
     642,265    UTStarcom, Inc.*,# ..........................         20,231,348

                                                                      53,132,398

Telecommunication Equipment - Fiber Optics - 0.7%
   2,883,110    CIENA Corp.* ................................         18,480,735

Television - 0.5%
   1,354,267    British Sky Broadcasting Group PLC*,** ......         14,708,050

Therapeutics - 0.8%
     471,280    Neurocrine Biosciences, Inc.*,# .............         22,070,042

Shares or Principal Amount                                          Market Value
================================================================================
Transportation - Services - 2.6%
     711,385    C.H. Robinson Worldwide, Inc.# ..............    $    27,872,064
     606,315    United Parcel Service, Inc. - Class B .......         43,969,964

                                                                      71,842,028

Web Portals/Internet Service Providers - 2.7%
   1,732,865    Yahoo!, Inc.*,# .............................         75,726,201
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Total Common Stock (cost $2,270,223,996) ....................      2,734,156,594
--------------------------------------------------------------------------------
Corporate Bonds - 0.4%
Casino Hotels - 0.4%
$ 12,955,000    Trump Holdings and Funding, 11.625%
                  company guaranteed notes, due 3/15/10
                  (cost $12,322,852) ........................         11,416,594
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Other Securities - 6.3%
                State Street Navigator Securities Lending
 173,948,700      Prime Portfolio (cost $173,948,700)+ ......        173,948,700
--------------------------------------------------------------------------------
Repurchase Agreement - 0.6%
  16,000,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $16,001,427
                  collateralized by $65,966,047
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $16,320,050
                  (cost $16,000,000) ........................         16,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,472,495,548) - 105.9% ......      2,935,521,888
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (5.9)%    (163,313,173)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,772,208,715
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                             3.2%          $    94,509,169
Finland                                            1.1%               32,901,050
France                                             2.5%               72,385,572
Germany                                            0.9%               26,512,593
Ireland                                            1.4%               40,625,466
Israel                                             2.0%               58,899,782
Japan                                              3.4%               99,195,452
Switzerland                                        2.8%               82,059,229
United Kingdom                                     0.5%               14,708,050
United States++                                   82.2%            2,413,725,525
--------------------------------------------------------------------------------
Total                                            100.0%          $ 2,935,521,888

++Includes Short-Term Securities (75.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04           2,700,000    $     4,528,889    $       (51,502)
Canadian Dollar 2/6/04         34,500,000         26,063,496         (1,127,912)
Japanese Yen 3/26/04        2,950,000,000         26,976,851             110,049
--------------------------------------------------------------------------------
Total                                        $    57,569,236    $    (1,069,365)

See Notes to Schedule of Investments and Financial Statements.

                                         Janus Olympus Fund  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost(1)                                              $  2,472,496

Investments at value(1)                                             $  2,935,522
  Cash                                                                     2,020
  Receivables:
    Investments sold                                                      10,432
    Fund shares sold                                                       4,010
    Dividends                                                              1,238
    Interest                                                                 213
  Other assets                                                                47
  Variation Margin                                                            --
  Forward currency contracts                                                 110
--------------------------------------------------------------------------------
Total Assets                                                           2,953,592
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                           173,949
    Investments purchased                                                     --
    Fund shares repurchased                                                3,762
    Advisory fees                                                          1,509
    Transfer agent fees and expenses                                         831
    Administrative fees                                                       --
    Service fees                                                              --
    Tax Liability                                                             --
  Accrued expenses                                                           153
  Forward currency contracts                                               1,179
--------------------------------------------------------------------------------
Total Liabilities                                                        181,383
--------------------------------------------------------------------------------
Net Assets                                                          $  2,772,209
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                             4,497,196
  Undistributed net investment income/(loss)*                                (2)
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                               (2,186,941)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    461,956
--------------------------------------------------------------------------------
Total Net Assets                                                    $  2,772,209
--------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          109,943
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      25.22
--------------------------------------------------------------------------------

* See Note 3 in the Notes to the Financial Statements.
(1) Investments at cost and value include $169,664,405 of securities loaned for Janus Olympus Fund (Note 1).

See Notes to Financial Statements.

8  Janus Olympus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2003
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      3,228
  Securities lending income                                                  104
  Dividends                                                               17,122
  Dividends from affiliates                                                    7
  Foreign tax withheld                                                     (385)
--------------------------------------------------------------------------------
Total Investment Income                                                   20,076
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           15,462
  Transfer agent fees and expenses                                         6,833
  Registration fees                                                           16
  Postage and mailing expenses                                               471
  Custodian fees                                                             168
  Printing expenses                                                          582
  Audit fees                                                                  30
  Trustees' fees and expenses                                                 42
  Administrative fees                                                         --
  Other expenses                                                              31
--------------------------------------------------------------------------------
Total Expenses                                                            23,635
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (244)
--------------------------------------------------------------------------------
Net Expenses                                                              23,391
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                            --
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                  23,391
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (3,315)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                   60,119
  Net realized gain/(loss) from foreign
    currency transactions                                                  (895)
  Net realized gain/(loss) from futures contracts                             --
  Net realized gain/(loss) from short sales                                   --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     462,250
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   521,474
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                   $    518,159
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                         Janus Olympus Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                 2003             2002
------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $    (3,315)     $    (3,690)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        59,224        (502,203)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    462,250           94,769
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         518,159        (411,124)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --         (13,411)
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --         (13,411)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           232,374          288,196
  Shares issued in connection with Acquisition*                         454,629              N/A
  Reinvested dividends and distributions                                     --           13,092
  Shares repurchased                                                  (569,120)        (814,903)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 117,883        (513,615)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   636,042        (938,150)
Net Assets:
  Beginning of period                                                 2,136,167        3,074,317
------------------------------------------------------------------------------------------------
  End of period                                                    $  2,772,209     $  2,136,167
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $  1,901,991     $  2,452,513
    Proceeds from sales of securities                                 2,058,190        3,099,277
    Purchases of long-term U.S. government obligations                       --               --
    Proceeds from sales of long-term U.S. government obligations             --               --

* See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Olympus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                         2003            2002            2001            2000            1999

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      20.60    $      24.59    $      50.50    $      40.87    $      21.70
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      --(2)              --             .13             .21             .02
  Net gains/(losses) on securities
    (both realized and unrealized)                   4.62          (3.88)         (25.42)           11.21           19.15
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     4.62          (3.88)         (25.29)           11.42           19.17
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --           (.11)           (.23)           (.01)              --
  Distributions (from capital gains)*                  --              --           (.39)          (1.78)              --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --           (.11)           (.62)          (1.79)              --
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      25.22    $      20.60    $      24.59    $      50.50    $      40.87
-------------------------------------------------------------------------------------------------------------------------
Total Return                                       22.38%        (15.89)%        (50.61)%          28.05%          88.34%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  2,772,209    $  2,136,167    $  3,074,317    $  7,695,784    $  3,887,448
Average Net Assets for the Period
  (in thousands)                             $  2,378,814    $  2,882,934    $  4,767,090    $  7,594,158    $  2,268,894
Ratio of Gross Expenses to
  Average Net Assets(1)                             0.99%           0.94%           0.91%           0.91%           0.95%
Ratio of Net Expenses to
  Average Net Assets(1)                             0.98%           0.91%           0.89%           0.90%           0.93%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                              (0.14)%         (0.13)%           0.34%           0.51%           0.06%
Portfolio Turnover Rate                               84%             90%            118%             96%             91%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended October 31, 2003.
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Olympus Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

S&P 500(R)Index               The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

Russell 1000 Growth Index     Measures the performance of those Russell 1000
                              companies with higher price-to-book ratios and higher forecasted growth values.

Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

ADR                           American Depository Receipt

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange.

PLC                           Public Limited Company

*         Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
# Loaned security, a portion or all of the security is on loan at October 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12  Janus Olympus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Olympus Fund (the "Fund") is a series fund. The Fund is part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the Fund had on loan securities with a value of $169,664,405.

As of October 31, 2003 the Fund received cash collateral of $173,948,700, in accordance with securities lending activity. The cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio.

The borrower pays fees at the Fund's direction to its lending agent. The lending agent may retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Fund's portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. The Fund did not participate in interfund lending during the fiscal year ended October 31, 2003.

                                        Janus Olympus Fund  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

FORWARD CURRENCY TRANSACTIONS
The Fund may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included on the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable).

OPTIONS CONTRACTS
The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
The Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

14  Janus Olympus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that the Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). A fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

                                        Janus Olympus Fund  October 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Fund for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

     DST Securities, Inc.              Fund
         Commissions                  Expense
            Paid                     Reduction              DST Systems Cost
--------------------------------------------------------------------------------
          $18,453                     $13,843                  $1,361,433
--------------------------------------------------------------------------------

The Fund may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2003, the Fund recorded distributions from affiliated investment companies as dividend income, and had the following affiliated purchases and sales:

                                            Purchases           Sales         Dividend     Market Value
                                           Shares/Cost       Shares/Cost       Income       at 10/31/03
-------------------------------------------------------------------------------------------------------
Janus Money Market Fund                   $130,000,000      $130,000,000       $3,455           --
-------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund    $130,000,000      $130,000,000       $3,775           --
-------------------------------------------------------------------------------------------------------

16  Janus Olympus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2008 and October 31, 2010.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                  Undistributed    Undistributed                             Other Book        Net Tax
                                     Ordinary        Long-Term            Accumulated          to Tax        Appreciation/
Fund                                  Income           Gains             Capital Losses      Differences    (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
Growth
Janus Olympus Fund                      --               --             $(2,168,343,932)       $(2,882)      $ 443,360,922
--------------------------------------------------------------------------------------------------------------------------

The table below shows the portion of the capital loss carryover acquired in the reorganization described in Note 4. These capital loss carryovers may be subject to annual limitations under applicable tax laws and may expire unutilized. The portion of each carryforward which will not be available for use due to these limitations has been reclassified to paid-in capital. During the period ended October 31, 2003, the following acquired capital loss carryovers were utilized.

                                                                               Loss Used in
                                      Capital Loss       Loss Unavailable      Period Ended
Fund                               Carryover Acquired         for Use        October 31, 2003
---------------------------------------------------------------------------------------------
Growth
Janus Olympus Fund                   $(638,373,142)       $(465,893,279)        $26,728,908
---------------------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                 Federal Tax      Unrealized        Unrealized
Fund                                Cost         Appreciation     (Depreciation)
--------------------------------------------------------------------------------
Growth
Janus Olympus Fund             $2,492,160,966    $491,220,226      $(47,859,304)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                 Distributions
For the fiscal year             ----------------------------------------------
ended October 31, 2003          From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                                Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------------
Growth
Janus Olympus Fund                   --               --               --         $(3,312,608)
-----------------------------------------------------------------------------------------------

                                                 Distributions
For the fiscal year             ----------------------------------------------
ended October 31, 2002          From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                                Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------------
Growth
Janus Olympus Fund               $13,410,712         --               --          $(3,686,253)
-----------------------------------------------------------------------------------------------

                                        Janus Olympus Fund  October 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4.   FUND ACQUISITION

On April 21, 2003, Janus Olympus Fund ("Acquiring Fund"), acquired all of the assets and liabilities of Berger Growth Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganization. Net assets and unrealized appreciation/depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                        Acquired        Net Assets
                                                                  Acquiring Fund    Acquired Fund   Fund Unrealized        After
Acquiring Fund                   Acquired Fund                      Net Assets        Net Assets          AP/DP       Reorganization
------------------------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund               Berger Growth Fund               $2,070,023,348     $454,628,789      $15,490,967    $2,524,652,137
------------------------------------------------------------------------------------------------------------------------------------

Acquiring Fund                   Acquired Fund                   Shares Acquired   Shares issued in Acquisition
---------------------------------------------------------------------------------------------------------------
Janus Olympus Fund               Berger Growth Fund                 83,936,348              21,445,522
---------------------------------------------------------------------------------------------------------------

5.   CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)
                                                           2003             2002
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                            10,684           11,519
  Shares issued in connection with Acquisition*          21,446              N/A
  Reinvested distributions                                   --              483
--------------------------------------------------------------------------------
Total                                                    32,130           12,002
--------------------------------------------------------------------------------
  Shares Repurchased                                   (25,893)         (33,339)
Net Increase/(Decrease) in Fund Shares                    6,237         (21,337)
Shares Outstanding, Beginning of Period                 103,706          125,043
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                       109,943          103,706
--------------------------------------------------------------------------------

* See Note 4 in Notes to Financial Statements.

18  Janus Olympus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                                        Janus Olympus Fund  October 31, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Olympus Fund (one of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

20  Janus Olympus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                        Janus Olympus Fund  October 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited) (continued)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

22  Janus Olympus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                                        Janus Olympus Fund  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs, CO                  and NeoCore Corp.
Denver, CO 80206                                            (since 2002). Formerly, Distinguished
Age 59                                                      Visiting Professor of Business (2001-
                                                            2002), Thunderbird (American
                                                            Graduate School of International
                                                            Management), Phoenix, AZ; and
                                                            Principal (1988- 1999) of Phillips-
                                                            Smith Retail Group, Addison, TX
                                                            (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

24  Janus Olympus Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

                                        Janus Olympus Fund  October 31, 2003  25

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TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Claire Young             Executive Vice President     8/97-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Olympus Fund                                accounts.
Age 38

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

26  Janus Olympus Fund  October 31, 2003

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--------------------------------------------------------------------------------

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                                        Janus Olympus Fund  October 31, 2003  27

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NOTES

28  Janus Olympus Fund  October 31, 2003

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--------------------------------------------------------------------------------

NOTES

                                        Janus Olympus Fund  October 31, 2003  29

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NOTES

30  Janus Olympus Fund  October 31, 2003

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--------------------------------------------------------------------------------

NOTES

                                        Janus Olympus Fund  October 31, 2003  31

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NOTES

32  Janus Olympus Fund  October 31, 2003

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NOTES

                                        Janus Olympus Fund  October 31, 2003  33

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        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                     OLY56-12/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS ORION FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................     8

     Statement of Operations ........................................     9

     Statement of Changes in Net Assets .............................    10

     Financial Highlights ...........................................    11

     Notes to Schedule of Investments ...............................    12

     Notes to Financial Statements ..................................    13

     Report of Independent Auditors .................................    19

     Explanation of Charts, Tables and Financial Statements .........    20

     Trustees and Officers ..........................................    22

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr                Anita Falicia                   Girard Miller

/s/ Loren Starr            /s/ Anita Falicia               /s/ Girard Miller

Vice President and         Vice President, Treasurer and   President and Chief
Chief Financial Officer,   Principal Accounting Officer,   Executive Officer,
Janus Investment Fund      Janus Investment Fund           Janus Investment Fund

Past Performance is no guarantee of future results.

                                           Janus Orion Fund  October 31, 2003  1

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--------------------------------------------------------------------------------

JANUS ORION FUND

[PHOTO]
Ron Sachs
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

I, like you, was pained to learn that Janus was mentioned in the frequent-trading issue that recently came to light. As both the manager of and an investor in Janus Orion Fund, I have a financial, emotional, and intellectual stake in the Fund and assure you that I am committed to serving the best interests of fellow shareholders with the same focus and dedication that I devote to finding great investment ideas for the Fund. I firmly believe that everyone else at Janus shares my commitment to do what is right for our fund shareholders.

My top priority is to deliver strong Fund performance. Therefore, I am happy to report that Janus Orion Fund was up 29.95% for the 12-month period ended October 31, 2003, beating its benchmark, the Standard & Poor's 500(R) Index, which was up 20.79% over the same period, and also outpacing the Russell 1000 Growth Index, which returned 21.81%.(1) While near-term relative performance has been strong, I focus on absolute returns over the long-term and measure performance on absolute growth in the value of shares held in the Fund. This is how I evaluate my performance as your fund manager. To that end, I feel I have much work left to do.

The last 12 months have been a great environment for global stock markets. Low interest rates in most major economies appear to be driving a global economic recovery. High single-digit gross domestic product growth in China seems to be driving the rest of Asia and propelling commodity prices and commodity-based economies on six continents. In Japan specifically, corporations seem to finally be taking the steps needed to improve profits and growth. Meanwhile, Japan's government is driving economic growth, making its economy less of a drag on the global system. Of course, it doesn't hurt that the U.S. economy has been bolstered by a White House administration I believe eager to ensure re-election through economic growth and job creation.

Janus Orion Fund's investment strategy is simple. I work to identify stocks of great businesses that are growing shareholder value at a rapid rate, yet trading at attractive valuations. By my definition, great businesses are those that have long-term franchises with identifiable, sustainable competitive advantages. Their share prices go up as the businesses deliver earnings and cash flow growth. I believe that stocks with the best risk/reward tradeoffs should be the largest positions in the Fund and attempt to sell or trim positions as the risk/reward tradeoff becomes less favorable, hopefully because of share price appreciation, but sometimes because new, negative information changes the risk/reward tradeoff. Given that turnover within the Fund can create costs in commissions, taxes, and market impact, I attempt to sell existing fund holdings or buy new ones only when I believe the benefits of doing so outweigh the costs.

Because Janus Orion Fund is a concentrated fund, I believe my best ideas can and should be large positions in the portfolio when our analysis gives me a high degree of confidence that the risk/reward tradeoff for these stocks is highly skewed in our favor. I have found very few stocks over the last 12 months that I feel meet the criteria needed to become large positions and I've highlighted some of those below.

Paychex was a large position within the Fund that worked. This payroll processor for small and medium businesses is a poster-child for the kind of great businesses I look to own. First, customers love the service because it makes running their small businesses easier. And second, customer retention is high and pricing power is significant. Although Paychex is a longtime holding, I took advantage of weakness in the stock price in the early months of 2003 with great success and added more to the Fund's existing position. As the shares appreciated, I believed the risk/reward tradeoff was less attractive and began to trim the position.

Another big contributor was InterActiveCorp, a leading online travel, shopping, and dating business. Many of InterActive Corp's businesses meet our definition of sustainable franchises. Online dating is a business where early leadership can be leveraged into long-term advantages. More single people look at the company's online dating site because the pool of available prospects is largest. InterActiveCorp was able to leverage the site's size to maintain a technology lead that has brought more users. Similarly, the company's travel sites, Hotels.com and Expedia.com, have been able to leverage their leading consumer positions to bring in relationships with the most sought-after hotels and resorts. This better destination content has drawn additional consumers, giving the sites further leverage to potentially make the most favorable deals with destinations. This self-reinforcing competitive advantage drew us to InterActiveCorp as an investment. We made this a large position when we felt the risk/reward was most attractive and took profits as the shares appreciated, and the risk/reward tradeoff appeared less favorable.

2  Janus Orion Fund  October 31, 2003

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Working against the Fund was its underweight position in technology stocks relative to the index, as technology was a strong sector during the period. There are clear indications that a real recovery in technology spending is under way. In the third quarter of 2003, 80% of technology companies met or beat sales expectations. Moreover, technology sales grew 6% year over year in the third quarter, and communications technology sales grew for the first time in 10 quarters. The Fund has been underweight in the technology sector for a number of reasons, such as opaque option costs, expensive valuations, and the shortage of long-term franchises. However, technology is an important growth sector and I continue to look to identify attractively priced businesses with strong and enduring franchises. Companies we believe possess these characteristics include Cisco Systems and Intel. I bought positions in these companies after our analysts identified important potential catalysts for improving profit margins over the longer term. I also found some attractively valued technology franchises in international companies, most notably ARM Holdings, a U.K.-based licensor of microprocessor technology for portable devices from PDA's to cell phones. ARM Holdings was a strong contributor to the Fund's performance, as adoption of its latest generation platform by almost all the big potential customers confirmed our thesis that its current technology leadership can be leveraged into further sales of later-generation designs. Customers are designing future systems around the ARM microprocessor and I believe ARM will be able to significantly raise prices on next-generation designs.

One of the most important strategies for long-term investment success is to avoid losing money. Although Janus Orion Fund's risk-limiting strategy of focusing on long-term franchise value at attractive valuations has helped it minimize its losses, there were some disappointments. Hospital operator Tenet Healthcare merits further discussion as it was the Fund's largest percentage decliner and significantly hurt overall returns. I believe healthcare is a sector of the economy with long-term secular growth ahead of it. Our original thesis behind purchasing and owning Tenet Healthcare was that it was establishing powerful clusters of medical facilities in certain cities that insurers and employers had to make available to their employees. This gave Tenet increasing clout in negotiations over payments. Along with this, Tenet was focusing on the high-cost disease categories like cardiology and orthopedics, which allowed it to rapidly grow revenues per available bed. Unfortunately Tenet was gaming the Medicare billing system, which might not have been illegal, but was wrong. As a result, the company had to reduce its charges to Medicare. I underestimated the impact of changes in Medicare charges on the rest of Tenet's prices so was valuing the business on mistaken earnings assumptions.

In closing, while I am heartened by Janus Orion Fund's recent strong performance, my primary focus is on extending this trend by delivering solid, long-term gains to fellow shareholders. To that end, I will continue to manage your money in the smartest, most responsible way I know.

Thank you for your continued investment and trust.

Ron Sachs

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Orion Fund $5,657
S&P 500(R) Index $7,596
Russell 1000 Growth Index $5,301

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Orion Fund, the S&P 500 Index and the Russell 1000 Growth Index. Janus Orion Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 30, 2000, through October 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Orion Fund ($5,657) as compared to the S&P 500 Index ($7,596) and the Russell 1000 Growth Index ($5,301).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE       SINCE
                                    TO-DATE       YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Orion Fund                     34.29%      29.95%    (15.70)%
--------------------------------------------------------------------------------
S&P 500(R) Index                     21.19%      20.79%     (7.92)%
--------------------------------------------------------------------------------
Russell 1000 Growth Index            24.11%      21.81%    (17.34)%
--------------------------------------------------------------------------------

                                           Janus Orion Fund  October 31, 2003  3

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JANUS ORION FUND

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Orion Fund advanced 29.95%, while its benchmark, the Standard & Poor's 500(R) Index, gained 20.79%.(1) As a result, the Fund ranked in the second quartile based on total return, placing 144th out of 405 multi-cap growth funds as tracked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Pharmaceutical company Sepracor emerged as the single biggest contributor to results during the year. Several technology holdings also performed well, including U.K.-based semiconductor company ARM Holdings and e-commerce concern InterActiveCorp, formerly known as USA Interactive. Industrial pump and valve manufacturer Flowserve and payroll processor Paychex rounded out our list of top contributors.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Sepracor, Inc.
   ARM Holdings PLC
   InterActiveCorp
   Flowserve Corp.
   Paychex, Inc.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Three of our most notable setbacks came from the healthcare area. Examples included hospital operator Tenet Healthcare, which was by far our biggest disappointment, as well as temporary healthcare staffing company AMN Healthcare Services and benefit provider Oxford Health Plans. Bookseller Barnes & Noble also gave ground, as did Russian oil and gas giant Yukos.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Tenet Healthcare Corp.
   AMN Healthcare Services, Inc.
   Oxford Health Plans, Inc.
   Barnes & Noble, Inc.
   Yukos Corp.
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
As a group, consumer discretionary stocks were our best performers. We carried substantially more exposure to this top-performing sector than our benchmark and were rewarded by good stock selection. Our information technology investments also aided performance on an absolute basis as technology stocks in general led the market higher. However, our relatively modest exposure to technology actually made the sector a modest detractor from performance when compared to our benchmark, the S&P 500(R) Index. Meanwhile, our limited exposure to the materials sector detracted slightly from the Fund's absolute performance. Another weak-performing area for us was energy, which, despite contributing to our overall gains, turned in meager results compared to our investments in other sectors.

4  Janus Orion Fund  October 31, 2003

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FUND STRATEGY
--------------------------------------------------------------------------------
Taking advantage of investment opportunities anywhere in the world and in any industry, this aggressive, nondiversified fund normally seeks 20-30 well-managed, fast-growing companies of any size - from emerging-growth to well-established businesses.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 2.4%

Common Stock - Foreign - 30.1%

Common Stock - Domestic - 67.5%

Number of Stocks: 48
Top 10 Equities: 36.7%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Time Warner, Inc.                                      4.3%                 5.9%
Berkshire Hathaway, Inc. - Class B                     4.2%                 5.1%
Roche Holding A.G                                      3.9%                   --
ARM Holdings PLC                                       3.9%                   --
Univision Communications, Inc.
  - Class A                                            3.5%                 1.7%
Performance Food Group Co.                             3.5%                 5.7%
Costco Wholesale Corp.                                 3.5%                 4.0%
Paychex, Inc.                                          3.4%                 6.5%
XM Satellite Radio Holdings, Inc.
  - Class A                                            3.3%                   --
Getty Images, Inc.                                     3.2%                 3.0%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                        ORION        S&P 500(R)
                                         FUND          INDEX

Medical - Drugs                          8.8%           6.7%
Retail - Discount                        5.1%           3.5%
Electronic Components -
  Semiconductors                         5.0%           3.4%
Multimedia                               4.3%           2.1%
Reinsurance                              4.2%            --
Television                               3.5%           0.1%
Food - Wholesale/Distribution            3.5%           0.3%
Commercial Services - Finance            3.4%           0.4%
Radio                                    3.3%            --
Advertising Services                     3.2%            --

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

* The Fund's inception date - 6/30/00.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the information technology sector. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

                                           Janus Orion Fund  October 31, 2003  5

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--------------------------------------------------------------------------------

JANUS ORION FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.6%
Advertising Services - 3.2%
     366,505    Getty Images, Inc.*,# .......................    $    16,382,774

Athletic Footwear - 2.5%
      46,975    Adidas - Salomon A.G. .......................          4,336,033
      56,727    Puma A.G. Rudolf Dassler Sport ..............          8,190,619

                                                                      12,526,652

Audio and Video Products - 1.9%
      76,175    Harman International Industries, Inc. .......          9,765,635

Brewery - 2.8%
     555,149    Molson, Inc. - Class A ......................         14,337,404

Commercial Banks - 2.2%
     973,540    Koram Bank** ................................         11,187,278

Commercial Services - Finance - 3.4%
     454,110    Paychex, Inc. ...............................         17,673,961

Computer Services - 1.5%
     270,745    Manhattan Associates, Inc.* .................          7,537,541

Computers - 1.0%
     226,025    Apple Computer, Inc.* .......................          5,173,712

Cosmetics and Toiletries - 2.9%
      89,985    Alberto-Culver Co. - Class B# ...............          5,705,049
     133,635    Avon Products, Inc. .........................          9,081,835

                                                                      14,786,884

Diagnostic Kits - 1.0%
     171,005    Dade Behring Holdings, Inc.* ...............          5,227,623

Diversified Operations - 3.1%
     233,306    Louis Vuitton Moet Hennessy S.A. ............         16,124,381

E-Commerce/Products - 0.7%
      67,105    Amazon.com, Inc.* ...........................          3,651,854

E-Commerce/Services - 1.1%
     158,200    InterActiveCorp*,# ..........................          5,807,522

Electric Products - Miscellaneous - 2.4%
      31,350    Samsung Electronics Company, Ltd.** .........         12,449,936

Electronic Components - Semiconductors - 5.0%
  10,136,662    ARM Holdings PLC* ...........................         19,523,679
     184,655    Intel Corp. .................................          6,102,848

                                                                      25,626,527

Finance - Commercial - 2.3%
     536,070    CapitalSource, Inc.*,# ......................         11,659,523

Finance - Investment Bankers/Brokers - 2.9%
     206,150    Citigroup, Inc. .............................          9,771,510
     946,000    Nikko Cordial Corp. .........................          5,102,815

                                                                      14,874,325

Finance - Other Services - 1.7%
     129,835    Chicago Mercantile Exchange Holdings, Inc.# .          8,822,288

Food - Diversified - 3.0%
   1,092,937    CoolBrands International, Inc.* .............         15,348,748

Food - Wholesale/Distribution - 3.5%
     485,985    Performance Food Group Co.*,# ...............         18,102,941

Internet Applications Software - 0.6%
     474,775    Tumbleweed Communications Corp.*,# ..........          3,010,074

Internet Security - 1.7%
     516,655    Check Point Software Technologies, Ltd.* ....          8,777,968

Investment Management and Advisory Services - 0.6%
     108,000    National Financial Partners Corp.* ..........          2,926,800

Shares or Principal Amount                                          Market Value
================================================================================
Machinery - Pumps - 3.2%
     799,350    Flowserve Corp.* ............................    $    16,354,701

Medical - Drugs - 8.8%
     100,320    Celgene Corp.* ..............................          4,182,341
     223,545    Forest Laboratories, Inc.* ..................         11,179,486
     242,435    Roche Holding A.G. ..........................         20,061,308
     366,495    Sepracor, Inc.* .............................          9,759,762

                                                                      45,182,897

Miscellaneous Manufacturing - 1.4%
   3,726,336    FKI PLC .....................................          7,271,947

Motion Pictures and Services - 0.8%
     255,676    Metro-Goldwyn-Mayer, Inc.*,# ................          4,080,589

Multimedia - 4.3%
   1,454,200    Time Warner, Inc.* ..........................         22,234,718

Networking Products - 2.1%
     516,735    Cisco Systems, Inc.* ........................         10,841,100

Oil Companies - Exploration and Production - 2.7%
     328,165    EOG Resources, Inc. .........................         13,828,873

Oil Companies - Integrated - 1.8%
     162,197    EnCana Corp. ................................          5,570,891
      75,913    Yukos Oil Co. (ADR)# ........................          3,507,181

                                                                       9,078,072
Radio - 3.3%
     834,085    XM Satellite Radio Holdings, Inc.- Class A*,#         16,898,562

Real Estate Management/Services - 1.7%
     208,950    LNR Property Corp.# .........................          8,546,055

Reinsurance - 4.2%
       8,296    Berkshire Hathaway, Inc. - Class B* .........         21,507,380

Retail - Discount - 5.1%
     510,385    Costco Wholesale Corp.* .....................         18,052,317
     221,497    Fred's, Inc. ................................          8,346,007

                                                                      26,398,324

Semiconductor Equipment - 0.8%
     203,795    AMIS Holdings, Inc.* ........................          4,106,469

Steel - Specialty - 0.5%
      67,200    Companhia Siderurgica Nacional S.A. (ADR) ...          2,772,000

Television - 3.5%
     534,078    Univision Communications, Inc. - Class A* ...         18,131,948

Toys - 2.4%
     419,860    Marvel Enterprises, Inc.*,# .................         12,364,877
--------------------------------------------------------------------------------
Total Common Stock (cost $400,458,069) ......................        501,380,863
--------------------------------------------------------------------------------
Other Securities - 9.3%
                State Street Navigator Securities Lending
$ 48,023,355      Prime Portfolio (cost $48,023,355)+ .......         48,023,355
--------------------------------------------------------------------------------
Repurchase Agreement - 2.6%
  13,200,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $13,201,177
                  collateralized by $54,421,989
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $13,464,041
                  (cost $13,200,000) ........................         13,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $461,681,424) - 109.5% ........        562,604,218
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (9.5)%     (48,896,241)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   513,707,977
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

6  Janus Orion Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Brazil                                             0.5%          $     2,772,000
Canada                                             6.3%               35,257,043
France                                             2.9%               16,124,381
Germany                                            2.2%               12,526,652
Israel                                             1.5%                8,777,968
Japan                                              0.9%                5,102,815
Russia                                             0.6%                3,507,181
South Korea                                        4.2%               23,637,214
Switzerland                                        3.6%               20,061,308
United Kingdom                                     4.8%               26,795,626
United States++                                   72.5%              408,042,030
--------------------------------------------------------------------------------
Total                                            100.0%          $   562,604,218

++Includes Short-Term Securities (61.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
South Korean Won
  11/12/03                  9,300,000,000    $     7,851,414    $        (7,681)
--------------------------------------------------------------------------------
Total                                        $     7,851,414    $        (7,681)

See Notes to Schedule of Investments and Financial Statements.

                                           Janus Orion Fund  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost(1)                                              $    461,681

Investments at value(1)                                             $    562,604
  Cash                                                                     1,073
  Receivables:
    Investments sold                                                       8,767
    Fund shares sold                                                         546
    Dividends                                                                417
    Interest                                                                  12
  Other assets                                                                 8
  Variation Margin                                                            --
  Forward currency contracts                                                  --
--------------------------------------------------------------------------------
Total Assets                                                             573,427
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                            48,023
    Investments purchased                                                 10,434
    Fund shares repurchased                                                  678
    Advisory fees                                                            278
    Transfer agent fees and expenses                                         166
    Administrative fees                                                       --
    Service fees                                                              --
    Tax Liability                                                             --
  Accrued expenses                                                           132
  Forward currency contracts                                                   8
--------------------------------------------------------------------------------
Total Liabilities                                                         59,719
--------------------------------------------------------------------------------
Net Assets                                                          $    513,708
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                             1,108,073
  Undistributed net investment income/(loss)*                               (25)
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                                 (695,231)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    100,891
--------------------------------------------------------------------------------
Total Net Assets                                                    $    513,708
--------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           91,035
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       5.64
--------------------------------------------------------------------------------

* See Note 3 in the Notes to the Financial Statements.
(1) Investments at cost and value include $46,868,301, of securities loaned for Janus Orion Fund (Note 1).

See Notes to Financial Statements.

8  Janus Orion Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2003
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $        655
  Securities lending income                                                  111
  Dividends                                                                2,129
  Dividends from affiliates                                                   --
  Foreign tax withheld                                                      (99)
--------------------------------------------------------------------------------
Total Investment Income                                                    2,796
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            2,802
  Transfer agent fees and expenses                                         1,504
  Registration fees                                                           22
  Postage and mailing expenses                                               121
  Custodian fees                                                              76
  Printing expenses                                                          175
  Audit fees                                                                  21
  Trustees' fees and expenses                                                  8
  Administrative fees                                                         --
  Other expenses                                                              27
--------------------------------------------------------------------------------
Total Expenses                                                             4,756
--------------------------------------------------------------------------------
Expense and Fee Offset                                                     (101)
--------------------------------------------------------------------------------
Net Expenses                                                               4,655
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                            --
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                   4,655
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (1,859)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                   14,244
  Net realized gain/(loss) from foreign currency transactions               (97)
  Net realized gain/(loss) from futures contracts                             --
  Net realized gain/(loss) from short sales                                   --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     106,055
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   120,202
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    118,343
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                           Janus Orion Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $    (1,859)     $    (1,703)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        14,147         (64,509)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    106,055         (20,548)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         118,343         (86,760)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --               --
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --               --
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           125,593          207,620
  Reinvested dividends and distributions                                     --               --
  Shares repurchased                                                  (151,686)        (301,705)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (26,093)         (94,085)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    92,250        (180,845)
Net Assets:
  Beginning of period                                                   421,458          602,303
------------------------------------------------------------------------------------------------
  End of period                                                    $    513,708     $    421,458
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $    315,394     $    774,991
    Proceeds from sales of securities                                   297,046          861,514
    Purchases of long-term U.S. government obligations                       --               --
    Proceeds from sales of long-term U.S. government obligations             --               --

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Orion Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year or period ended October 31               2003            2002            2001         2000(1)

---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       4.33    $       5.21    $       8.81    $      10.00
---------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                         --(2)           --              --             .02
  Net gains/(losses) on securities
    (both realized and unrealized)                   1.31           (.88)          (3.58)          (1.21)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.31           (.88)          (3.58)          (1.19)
---------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --              --            (.02)             --
  Distributions (from capital gains)*                  --              --              --              --
---------------------------------------------------------------------------------------------------------
Total Distributions                                    --              --            (.02)             --
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $       5.64    $       4.33    $       5.21    $       8.81
---------------------------------------------------------------------------------------------------------
Total Return**                                     29.95%        (16.70)%        (40.69)%        (11.90)%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $    513,708    $    421,458    $    602,303    $  1,127,628
Average Net Assets for the Period
  (in thousands)                             $    431,124    $    562,457    $    762,142    $  1,086,834
Ratio of Gross Expenses to
  Average Net Assets***(3)                          1.10%           1.09%           1.06%           1.14%
Ratio of Net Expenses to
  Average Net Assets***(3)                          1.08%           1.04%           1.03%           1.12%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (0.43)%         (0.30)%         (0.06)%           0.82%
Portfolio Turnover Rate***                            72%            161%            206%             35%

(1)  Fiscal period from June 30, 2000 (inception) to October 31, 2000.
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended October 31, 2003.
(3)  See "Explanations of Charts, Tables and Financial Statements."
  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                          Janus Orion Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

S&P 500(R) Index              The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

Russell 1000 Growth Index     Measures the performance of those Russell 1000
                              companies with higher price-to-book ratios and higher forecasted growth values.

Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

ADR                           American Depository Receipt

*         Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
# Loaned security, a portion or all of the security is on loan at October 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12  Janus Orion Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Orion Fund (the "Fund") is a series fund. The Fund is part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as nondiversified. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the Fund had on loan securities with a value of $46,868,301.

As of October 31, 2003 the Fund received cash collateral of $48,023,355, in accordance with securities lending activity. The cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio.

The borrower pays fees at the Fund's direction to its lending agent. The lending agent may retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Fund's portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. The Fund did not participate in interfund lending during the fiscal year ended October 31, 2003.

                                          Janus Orion Fund  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

FORWARD CURRENCY TRANSACTIONS
The Fund may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included on the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable).

OPTIONS CONTRACTS
The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
The Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

14  Janus Orion Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that the Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). A fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

                                          Janus Orion Fund  October 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Fund for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

     DST Securities, Inc.              Fund
         Commissions                  Expense
             Paid                    Reduction             DST Systems Cost
--------------------------------------------------------------------------------
            $6,000                     $4,501                  $409,578
--------------------------------------------------------------------------------

16  Janus Orion Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2008 and October 31, 2010.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

               Undistributed    Undistributed                   Other Book       Net Tax
                 Ordinary         Long-Term     Accumulated       to Tax       Appreciation/
Fund              Income            Gains      Capital Losses   Differences   (Depreciation)
--------------------------------------------------------------------------------------------
Growth
Janus Orion Fund    --               --        $(693,693,615)    $(95,029)      $99,424,120
--------------------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                           Federal Tax         Unrealized          Unrealized
Fund                          Cost            Appreciation       (Depreciation)
--------------------------------------------------------------------------------
Growth
Janus Orion Fund          $463,180,098        $103,759,274        $(4,335,154)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2003    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
Growth
Janus Orion Fund                --              --              --          $(1,840,000)
-----------------------------------------------------------------------------------------

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2002    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
Growth
Janus Orion Fund                --              --              --          $(1,730,302)
-----------------------------------------------------------------------------------------

                                          Janus Orion Fund  October 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)
                                                           2003             2002
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                            26,050           39,222
  Reinvested distributions                                   --               --
--------------------------------------------------------------------------------
Total                                                    26,050           39,222
--------------------------------------------------------------------------------
  Shares Repurchased                                   (32,386)         (57,511)
Net Increase/(Decrease) in Fund Shares                  (6,336)         (18,289)
Shares Outstanding, Beginning of Period                  97,371          115,660
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                        91,035           97,371
--------------------------------------------------------------------------------

5.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC (``Canary''), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

18  Janus Orion Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Orion Fund (one of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

                                          Janus Orion Fund  October 31, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

20  Janus Orion Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                          Janus Orion Fund  October 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

22  Janus Orion Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs (since               and NeoCore Corp.
Denver, CO 80206                                            2002). Formerly, Distinguished Visiting
Age 59                                                      Professor of Business (2001-2002),
                                                            Thunderbird (American Graduate
                                                            School of International Management),
                                                            Phoenix, AZ; and Principal (1988-
                                                            1999) of Phillips-Smith Retail Group,
                                                            Addison, TX (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

                                          Janus Orion Fund  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

24  Janus Orion Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Ron Sachs                Executive Vice President     4/00-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Orion Fund                                  accounts. Formerly, Analyst (1996-
Age 36                                                                     2000) for Janus Capital Corporation.

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                                          Janus Orion Fund  October 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

26  Janus Orion Fund  October 31, 2003

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--------------------------------------------------------------------------------

NOTES

                                          Janus Orion Fund  October 31, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

28  Janus Orion Fund  October 31, 2003

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--------------------------------------------------------------------------------

NOTES

                                          Janus Orion Fund  October 31, 2003  29

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--------------------------------------------------------------------------------

NOTES

30  Janus Orion Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                          Janus Orion Fund  October 31, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

32  Janus Orion Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                          Janus Orion Fund  October 31, 2003  33

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NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                      OR62-12/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS TWENTY FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................     9

     Statement of Operations ........................................    10

     Statement of Changes in Net Assets .............................    11

     Financial Highlights ...........................................    12

     Notes to Schedule of Investments ...............................    13

     Notes to Financial Statements ..................................    14

     Report of Independent Auditors .................................    20

     Explanation of Charts, Tables and Financial Statements .........    21

     Trustees and Officers ..........................................    23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr                Anita Falicia                   Girard Miller

/s/ Loren Starr            /s/ Anita Falicia               /s/ Girard Miller

Vice President and         Vice President, Treasurer and   President and Chief
Chief Financial Officer,   Principal Accounting Officer,   Executive Officer,
Janus Investment Fund      Janus Investment Fund           Janus Investment Fund

Past Performance is no guarantee of future results.

                                          Janus Twenty Fund  October 31, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND (closed to new investors)

[PHOTO]
Scott Schoelzel
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Dear Janus Twenty Fund shareholder,

This is an unsettling time for many investors who have placed their trust in mutual funds. Prior to discussing the Fund's performance, I would like to address some of the issues surrounding the industry and Janus, particularly with respect to integrity and the clear alignment of our interests.

As many of you know, in addition to my role as the Portfolio Manager for Janus Twenty Fund I am also an investor in the Fund with each of you. As a matter of fact, according to Janus' records, my aggregate holdings in the Fund would make me one of the largest individual investors with accounts directly held at Janus. While I continue to buy shares of Janus Twenty Fund, I think it's even more important to note that since becoming its manager in 1997, I have never sold a single share of the Fund.

As both the Fund's manager and one of its largest individual investors, I have a doubly keen interest in the Fund's integrity, expense structure, portfolio turnover rate and of course, its performance. With all of the foregoing in mind, I would like to specifically address each of these key metrics.

INTEGRITY: In April of 1999 we closed the Fund to new investors. In my April 1999 shareholder letter, I stated that we closed the Fund because it was in the best interests of the Fund's investors, plain and simple. I still feel that way today and I have no plans to re-open the Fund and Janus Capital Management continues to support this decision. Additionally, all of my discussions with investors have been straightforward and candid. In both my October 1998 and October 1999 year-end letters, I cautioned investors that the returns of the late 1990's were "complete aberrations" and that these types of outsized returns were not sustainable. I encouraged investors to reset their expectations suggesting that 11% returns were more the historical norm and that in some years investors could actually lose money. There is no doubt I could have done a better job navigating the bear market but overall I think the cautionary tone, while unsettling, was warranted.

Lastly, unlike many of our competitors, Janus does not manage a hedge fund. Although hedge fund fees can be quite lucrative, we made the conscious decision to not add a hedge fund to our product lineup so as to avoid any potential conflict in our financial loyalties. It's also worth mentioning that except for extremely limited circumstances (such as owning shares of Janus' own publicly traded stock), Janus portfolio managers have been banned from any securities trading in their personal accounts. We willingly put these measures in place, years ago, so as to avoid even the appearance of a conflict of interest.

FUND EXPENSES: Since assuming the management responsibility for Janus Twenty Fund, the Fund's expenses are consistently below industry peers as shown in the table below:

                              1998     1999     2000     2001     2002     2003
--------------------------------------------------------------------------------
Janus Twenty Fund             0.91%    0.88%    0.86%    0.84%    0.84%    0.88%
Morningstar Large-Cap Growth
  Category Average            1.43%    1.43%    1.42%    1.50%    1.56%    1.56%
--------------------------------------------------------------------------------
Source: Morningstar, 10/31/03. Morningstar calculates expense category averages by obtaining expense ratios for each fund's fiscal period.

TURNOVER RATES: One of the contributing factors to keeping fund expenses low is keeping a portfolio's turnover rate down. Janus Twenty Fund's portfolio turnover rates have historically been lower than the industry's averages as shown below:

                              1998     1999     2000     2001     2002     2003
--------------------------------------------------------------------------------
Janus Twenty Fund             54.0%    40.0%    27.0%    50.0%    53.0%    44.0%
Morningstar Large-Cap Growth
  Category Average           102.3%   103.1%   153.5%    140.9%  133.4%   169.1%
--------------------------------------------------------------------------------
Source: Morningstar, 10/31/03. Morningstar calculates turnover rate category averages by obtaining turnover rates for each fund's fiscal period.

PERFORMANCE: Since assuming responsibility for the management of Janus Twenty Fund, the Fund has performed in the top 18% of all funds in the Lipper Large-Cap Growth category based on total return, ranking 41 out of 237 funds for the period August 29, 1997, through October 31, 2003.(2)

One year Lipper rankings, by fiscal year (10/31):

                                                                  Manager
             1998     1999     2000     2001     2002     2003     Tenure
--------------------------------------------------------------------------------
Lipper        1st      1st      3rd      4th      1st      4th       1st
Quartile     1/251   15/322   275/373  405/491  134/551  535/618   41/237
--------------------------------------------------------------------------------
Based on total return(2)

A fair criticism of the Fund is that its performance has been too volatile. I agree and have been working diligently to moderate the swings by investing in a broader array of industries. Nevertheless, concentrated funds by their very nature and particularly one of this size, do tend to be more volatile over the short run.

My goal is to provide more consistent returns for the Fund's holders. To that end, we have done some things extraordinarily well over the years, but there is no question that holding oversized positions in poor performing stocks like Time Warner and Nokia in 2000 and 2001 have hurt the Fund's overall performance.

2  Janus Twenty Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 IN REVIEW

For the year ending October 31, 2003, Janus Twenty Fund gained 12.60% while its benchmark, the S&P 500(R) Index gained 20.79%.(1) While I am disappointed that we didn't make more money for our shareholders, I am confident that our portfolio owns some of the world's truly outstanding companies and I am still very optimistic about their prospects.

The Fund's size and charter demand that we generally invest in larger capitalization companies. Six months ago, in my last letter to you, the Fund was performing quite well. At that time (4/30/03), it ranked 11th out of 634 Large-Cap Growth Funds for the prior twelve-month period based on total return, according to Lipper.(2) Over the most recent six months, however, the largest 50 companies in the S&P 500(R) Index have lagged the rise in the overall index, and badly lagged the S&P SmallCap 600 Index (see chart below). Our performance suffered accordingly on a relative basis. I don't expect this trend to continue unabated. In fact, I expect the larger companies, particularly those held in the Fund, to perform well as the fundamentally improving economy drives real profit growth.

October 2002-October 2003:
Large-caps Lagged, Small-caps Led

[GRAPH]

* Portfolio consisting of a single share of each of the 50 largest stocks in the S&P 500(R) Index by market capitalization as of 10/31/02.
10/31/02=100. Source for data: FactSet. Calculations: Janus.

Four of the weakest performers in Janus Twenty Fund this past year were in fact some of these "largest 50" S&P 500(R) companies that are graphically described above. Specifically, we lost money and/or the value of our investments declined in American International Group, Microsoft, Coca-Cola and Viacom. In each case we thought the company's growth prospects were further augmented by each company actively buying back their own shares AND either paying, or having the capacity to pay, a meaningfully increased dividend. Despite our best work, all of these investments underperformed our expectations and, in each instance, we have either sold completely or reduced our invested positions.

On the positive side, recognizing the market's skew toward some of the smaller-capitalization issues, our analysts have done an excellent job identifying companies which were initially in the $5 to $10 billion market cap range and which have subsequently grown to become much larger companies. As far back as eighteen months ago, I began to write about our investments in eBay, UnitedHealth Group, Electronic Arts and Genentech. Each of these was a "seedling" investment at the time, which we have added to opportunistically as our investment thesis has unfolded. Today these four investments have increased in value by nearly $1 billion for our fund holders. All four companies have executed brilliantly and their prospects and market positions have continued to improve. Nevertheless, we are mindful of their increased valuations and are monitoring their progress closely.

As of the end of October, approximately 92% of the Fund's monies were invested after cresting at nearly 99% late in the fiscal year and up from the prior low of 60%. To be clear, our goal is to be 100% invested. As I have stated emphatically in prior letters, when we can find companies that we believe are truly worthy of your investment dollars, we will invest your funds, when we can't, we are content to wait and patiently continue our search.

As both the portfolio manager and an investor in Janus Twenty Fund, I know these are trying times. I am confident that our commitment to the Fund's investors has never wavered and that we have always conducted ourselves in a manner beyond reproach. We proactively closed the Fund and have worked hard to keep its expenses and turnover rates low. These are all issues that I have taken very seriously and have acted upon accordingly.

Going forward I am genuinely optimistic about the performance prospects for our Fund. I think you will agree that we are invested in some very impressive companies.

Finally, I'd like to thank you for your continued investment in Janus Twenty Fund...we are in this together.

Sincerely,

Scott Schoelzel

                                          Janus Twenty Fund  October 31, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Twenty Fund $94,227
S&P 500(R) Index $93,121
Russell Top 200 Growth Index $65,230

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund, the S&P 500 Index and Russell Top 200 Growth Index. Janus Twenty Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell Top 200 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($94,227) as compared to the S&P 500 Index ($93,121) and the Russell Top 200 Growth Index ($65,230).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                      CALENDAR
                        YEAR-        ONE         FIVE        TEN       SINCE
                       TO-DATE       YEAR        YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Twenty Fund       17.41%      12.60%     (2.52)%       9.59%      12.89%
--------------------------------------------------------------------------------
S&P 500(R) Index        21.19%      20.79%       0.53%      10.43%      12.82%
--------------------------------------------------------------------------------
Russell Top 200
Growth Index            20.91%      17.75%     (4.50)%       9.24%      11.09%**
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Twenty Fund returned 12.60%, while its benchmarks, the S&P 500(R) Index and the Russell Top 200 Growth Index, advanced 20.79% and 17.75%, respectively.(1) Consequently, the Fund placed in the fourth quartile based on total return, ranking 535th out of 618 large-cap growth funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Topping the Fund's advancers was online marketplace stalwart eBay, which added transaction service PayPal to its product portfolio during the period. Biotechnology industry leader Genentech also provided a lift to our results. Another standout was innovative videogame maker Electronic Arts, which is the developer of leading titles such as Tiger Woods PGA Tour 2004 and Madden NFL 2004. Other pacesetters included athletic shoe and active wear manufacturer Nike and investment banker Goldman Sachs Group.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   eBay, Inc.
   Genentech, Inc.
   Electronic Arts, Inc.
   NIKE, Inc.
   Goldman Sachs Group, Inc.
--------------------------------------------------------------------------------

4  Janus Twenty Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?
A decline by multi-faceted entertainment concern Viacom, owner of assets ranging from cable network MTV to book publisher Simon & Schuster, most significantly hampered the Fund's gains. Additional losses resulted from stakes in property, casualty and life insurance giant AIG and Finland's Nokia, the world's largest seller of cellular phone handsets. Elsewhere, healthcare industry wholesaler and distributor Cardinal Health and government-backed mortgage market-maker Fannie Mae struggled.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Viacom, Inc.
   AIG, Inc.
   Nokia
   Cardinal Health, Inc.
   Fannie Mae
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Although my investment selection is based solely on company-by-company research rather than sector analysis, some sectors did impact the Fund's performance more than others. For example, on an absolute basis, our consumer staples weighting was the only detractor among the sectors we invested in during the period. Although we held only two stocks within this group, one of them, Coca-Cola, turned in disappointing results. It's worth pointing out, however, that our relatively small weighting in this weak-performing group helped us gain ground against the benchmark. Meanwhile, although our exposure to the telecommunication services sector provided a small lift to the Fund's overall results, it, too, was among our weakest-performing sectors. Representative holdings in this group included Vodafone and Nextel. Conversely, our overweight position in the strong-performing consumer discretionary sector, which included names like eBay, accounted for a large portion of the Fund's gains, followed by our exposure to the health-care group, which included stocks such as Genentech.

FUND STRATEGY
--------------------------------------------------------------------------------
Focusing on a core of 20-30 companies, this nondiversified fund normally seeks a combination of well-established, multi-national businesses and faster-growing companies of any size.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

U.S. Treasury Notes - 0.5%

Corporate Bonds - Domestic - 4.2%

Cash and Cash Equivalents - 7.3%

Common Stock - Foreign - 8.6%

Common Stock - Domestic - 79.4%

Number of Stocks: 30
Number of Notes/Bonds: 5
Top 10 Equities: 56.3%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

eBay, Inc.                                             9.1%                 4.9%
UnitedHealth Group, Inc.                               8.1%                 6.5%
Bank of America Corp.                                  5.6%                 4.8%
Electronic Arts, Inc.                                  5.5%                 1.7%
Roche Holding A.G                                      5.4%                   --
Microsoft Corp.                                        5.0%                 8.8%
Genentech, Inc.                                        4.9%                 1.1%
Goldman Sachs Group, Inc.                              4.5%                 3.8%
SLM Corp.                                              4.1%                 3.4%
NIKE, Inc. - Class B                                   4.1%                 1.9%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                        TWENTY       S&P 500(R)
                                         FUND          INDEX

Medical - HMO                            9.4%           0.7%
E-Commerce/Services                      9.1%           0.4%
Super-Regional Banks                     8.8%           5.4%
Medical - Drugs                          7.9%           6.7%
Entertainment Software                   5.5%           0.2%
Applications Software                    5.0%           3.2%
Medical - Biomedical and Genetic         4.9%           1.1%
Finance - Investment Bankers/Brokers     4.5%           5.4%
Finance - Consumer Loans                 4.1%           0.2%
Athletic Footwear                        4.1%           0.2%

                                          Janus Twenty Fund  October 31, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Twenty Fund 197th out of 320 and 10th out of 87 large-cap growth funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date - 4/30/85.

** The Russell Top 200 Growth Index's since inception returns calculated from 12/31/85.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. It does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

6  Janus Twenty Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 88.0%
Applications Software - 5.0%
  18,873,410    Microsoft Corp. .............................    $   493,539,672

Athletic Footwear - 4.1%
   6,229,695    NIKE, Inc. - Class B# .......................        398,077,511

Cable Television - 0.9%
   2,305,530    EchoStar Communications Corp. - Class A*,# ..         88,347,910

Cellular Telecommunications - 2.4%
   1,100,000    Nextel Communications, Inc. - Class A*,# ....         26,620,000
   7,987,800    Vodafone Group PLC ..........................         16,774,255
   9,122,590    Vodafone Group PLC (ADR)# ...................        192,942,778

                                                                     236,337,033

Cosmetics and Toiletries - 2.9%
   2,920,320    Procter & Gamble Co. ........................        287,038,253

Diversified Operations - 2.2%
   2,777,520    3M Co. ......................................        219,063,002

E-Commerce/Products - 1.4%
   2,514,000    Amazon.com, Inc.*,# .........................        136,811,880

E-Commerce/Services - 9.1%
  15,987,950    eBay, Inc.* .................................        894,365,923

Electronic Components - Semiconductors - 1.6%
   5,540,970    Texas Instruments, Inc.# ....................        160,244,852

Entertainment Software - 5.5%
   5,419,825    Electronic Arts, Inc.* ......................        536,779,468

Finance - Consumer Loans - 4.1%
  10,300,265    SLM Corp. ...................................        403,358,377

Finance - Investment Bankers/Brokers - 4.5%
   4,745,525    Goldman Sachs Group, Inc.# ..................        445,604,798

Finance - Mortgage Loan Banker - 1.9%
   1,780,000    Countrywide Financial Corp.# ................        187,113,600

Medical - Biomedical and Genetic - 4.9%
   5,929,270    Genentech, Inc.*,# ..........................        486,022,262

Medical - Drugs - 7.3%
   3,666,640    Forest Laboratories, Inc.* ..................        183,368,666
   6,434,958    Roche Holding A.G.** ........................        532,487,763

                                                                     715,856,429

Medical - HMO - 9.4%
  15,565,730    UnitedHealth Group, Inc. ....................        791,984,341
   1,454,045    WellPoint Health Networks, Inc.* ............        129,264,601

                                                                     921,248,942

Multimedia - 2.4%
   8,478,364    Time Warner, Inc.* ..........................        129,634,185
   2,560,887    Viacom, Inc. - Class B ......................        102,102,565

                                                                     231,736,750

Oil Companies - Integrated - 3.9%
  10,434,865    Exxon Mobil Corp. ...........................        381,707,362

Retail - Automobile - 0.5%
   1,425,000    CarMax, Inc.*,# .............................         44,901,750

Retail - Regional Department Stores - 1.9%
   3,353,115    Kohl's Corp.*,# .............................        188,009,158

Super-Regional Banks - 8.8%
   7,258,140    Bank of America Corp. .......................        549,658,943
   5,505,370    Wells Fargo & Co.# ..........................        310,062,438

                                                                     859,721,381
Telecommunication Equipment - 1.1%
   6,138,460    Nokia Oyj (ADR)# ............................        104,292,435

Shares or Principal Amount                                          Market Value
================================================================================
Web Portals/Internet Service Providers - 0.9%
   2,075,000    Yahoo!, Inc.*,# .............................    $    90,677,500

Wireless Equipment - 1.3%
   2,761,583    QUALCOMM, Inc.# .............................        131,175,193
--------------------------------------------------------------------------------
Total Common Stock (cost $7,222,414,875) ....................      8,642,031,441
--------------------------------------------------------------------------------
Corporate Bonds - 4.2%
Cable Television - 1.6%
$191,000,000    Charter Communications Holdings LLC
                  8.625%, senior notes, due 4/1/09 ..........        153,277,500

Medical - Drugs - 0.6%
  50,000,000    Eli Lilly and Co., 6.00%, notes, due 3/15/12          54,552,050

Retail - Major Department Stores - 0.3%
  31,000,000    Sears Roebuck Acceptance Corp., 7.00%
                  notes, due 6/1/32 .........................         33,860,091

Telephone - Integrated - 1.7%
 190,000,000    Level 3 Communications, Inc., 9.125%
                  senior notes, due 5/1/08 ..................        172,425,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $460,479,634) ...................        414,114,641
--------------------------------------------------------------------------------
U.S. Treasury Notes - 0.5%
  46,685,000    U.S. Treasury Notes
                  1.875%, due 9/30/04 (cost $46,739,581) ....         46,969,498
--------------------------------------------------------------------------------
Money Market - 1.0%
                Janus Institutional Cash Reserves Fund
 100,000,000      1.06% (cost $100,000,000) .................        100,000,000
--------------------------------------------------------------------------------
Other Securities - 2.1%
                State Street Navigator Securities Lending
 206,517,255      Prime Portfolio (cost $206,517,255)+ ......        206,517,255
--------------------------------------------------------------------------------
Repurchase Agreements - 5.3%
 100,000,000    Merrill Lynch and Company, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $100,008,917
                  collateralized by $99,095,000
                  in Resolution Funding Strips
                  0%-8.625%, 7/15/12-1/15/30
                  and $47,570,000 in U.S. Treasury
                  Notes; 3.50%, 1/15/11; with
                  respective values of $44,821,507
                  and $57,183,746 ...........................        100,000,000
 123,000,000    UBS Painewebber, Inc., 1.07%
                   dated 10/31/03, maturing 11/3/03
                   to be repurchased at $123,010,968
                   collateralized by $507,113,989
                   in U.S. Government Agencies
                   0%-7.50%, 6/1/12-6/25/42
                  with a value of $125,460,383 ..............        123,000,000
 300,000,000    UBS Painewebber, 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $300,026,750
                  collateralized by $395,475,853
                  in U.S. Government Agencies
                  4.50%-6.50%, 12/1/08-11/1/33
                  with a value of $306,000,594 ..............        300,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $523,000,000) .............        523,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $8,559,151,345) - 101.1% ......      9,932,632,835
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.1)%    (111,140,759)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 9,821,492,076
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

                                          Janus Twenty Fund  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Finland                                            1.0%          $   104,292,435
Switzerland                                        5.4%              532,487,763
United Kingdom                                     2.1%              209,717,033
United States++                                   91.5%            9,086,135,604
--------------------------------------------------------------------------------
Total                                            100.0%          $ 9,932,632,835

++Includes Short-Term Securities (83.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Swiss Franc 3/26/04           168,300,000    $   126,541,353    $    (1,513,495)
Swiss Franc 4/16/04            45,150,000         33,965,245             130,813
--------------------------------------------------------------------------------
Total                                        $   160,506,598    $    (1,382,682)

See Notes to Schedule of Investments and Financial Statements.

8  Janus Twenty Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost(1)                                              $  8,559,151

Investments at value(1)                                             $  9,932,633
  Cash                                                                     1,573
  Receivables:
    Investments sold                                                     139,890
    Fund shares sold                                                       4,207
    Dividends                                                              7,186
    Interest                                                              11,466
  Other assets                                                               207
  Variation Margin                                                            --
  Forward currency contracts                                                 131
--------------------------------------------------------------------------------
Total Assets                                                          10,097,293
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                           206,517
    Investments purchased                                                 37,591
    Fund shares repurchased                                               22,074
    Advisory fees                                                          5,518
    Transfer agent fees and expenses                                       1,982
    Administrative fees                                                       --
    Service fees                                                              --
    Tax Liability                                                             --
  Accrued expenses                                                           606
  Forward currency contracts                                               1,513
--------------------------------------------------------------------------------
Total Liabilities                                                        275,801
--------------------------------------------------------------------------------
Net Assets                                                          $  9,821,492
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                            13,192,652
  Undistributed net investment income/(loss)*                             45,181
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                               (4,788,440)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                  1,372,099
--------------------------------------------------------------------------------
Total Net Assets                                                    $  9,821,492
--------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          288,365
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      34.06
--------------------------------------------------------------------------------

* See Note 3 in the Notes to the Financial Statements.
(1) Investments at cost and value include $201,318,984 of securities loaned for Janus Twenty Fund (Note 1).

See Notes to Financial Statements.

                                          Janus Twenty Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2003
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $     53,257
  Securities lending income                                                  173
  Interfund lending income                                                    28
  Dividends                                                               82,720
  Dividends from affiliates                                                  554
  Foreign tax withheld                                                     (805)
--------------------------------------------------------------------------------
Total Investment Income                                                  135,927
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           63,332
  Transfer agent fees and expenses                                        20,114
  Registration fees                                                           63
  Postage and mailing expenses                                               807
  Custodian fees                                                             429
  Printing expenses                                                          857
  Audit fees                                                                  27
  Trustees' fees and expenses                                                 98
  Administrative fees                                                         --
  Interest expense                                                             2
  Other expenses                                                             100
--------------------------------------------------------------------------------
Total Expenses                                                            85,829
--------------------------------------------------------------------------------
Expense and Fee Offset                                                     (149)
--------------------------------------------------------------------------------
Net Expenses                                                              85,680
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                            --
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                  85,680
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              50,247
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (631,752)
  Net realized gain/(loss) from foreign currency transactions           (11,586)
  Net realized gain/(loss) from futures contracts                             --
  Net realized gain/(loss) from short sales                                   --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   1,743,101
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 1,099,763
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  1,150,010
--------------------------------------------------------------------------------

See Notes to Financial Statements.

10  Janus Twenty Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                 2003             2002
------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     50,247     $     70,025
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (643,338)        (137,259)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  1,743,101      (1,946,569)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       1,150,010      (2,013,803)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (70,146)        (131,262)
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (70,146)        (131,262)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           701,658          970,322
  Reinvested dividends and distributions                                 68,636          128,042
  Shares repurchased                                                (2,135,909)      (3,224,509)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (1,365,615)      (2,126,145)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (285,751)      (4,271,210)
Net Assets:
  Beginning of period                                                10,107,243       14,378,453
------------------------------------------------------------------------------------------------
  End of period                                                    $  9,821,492     $ 10,107,243
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $  3,750,550     $  4,927,132
    Proceeds from sales of securities                                 3,937,360        6,166,157
    Purchases of long-term U.S. government obligations                       --           67,090
    Proceeds from sales of long-term U.S. government obligations             --           20,623

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                         Janus Twenty Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                         2003            2002            2001            2000            1999

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      30.47    $      36.31    $      71.07    $      69.72    $      42.98
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .17             .21             .32              --             .21
  Net gains/(losses) on securities
    (both realized and unrealized)                   3.63          (5.71)         (33.33)            5.62           26.97
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     3.80          (5.50)         (33.01)            5.62           27.18
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.21)           (.34)              --           (.19)           (.14)
  Distributions (from capital gains)*                  --              --          (1.75)          (4.08)           (.30)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.21)           (.34)          (1.75)          (4.27)           (.44)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      34.06    $      30.47    $      36.31    $      71.07    $      69.72
-------------------------------------------------------------------------------------------------------------------------
Total Return                                       12.60%        (15.35)%        (47.43)%           7.40%          63.51%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  9,821,492    $ 10,107,243    $ 14,378,453    $ 31,008,266    $ 28,793,112
Average Net Assets for the Period
  (in thousands)                             $  9,749,457    $ 12,572,984    $ 20,320,750    $ 34,528,876    $ 22,206,982
Ratio of Gross Expenses to
  Average Net Assets(1)                             0.88%           0.84%           0.84%           0.86%           0.88%
Ratio of Net Expenses to
  Average Net Assets(1)                             0.88%           0.83%           0.84%           0.85%           0.87%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                                0.52%           0.56%           0.63%         (0.13)%           0.40%
Portfolio Turnover Rate                               44%             53%             50%             27%             40%

(1)  See "Explanations of Charts, Tables and Financial Statements."
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

12  Janus Twenty Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

S&P SmallCap 600 Index        The Index is an unmanaged group of 600 domestic
                              stocks with market capitalizations ranging between $250 million to $900 million chosen for their financial viability, liquidity and sector representation.

Russell Top 200               Measures the performance of those Russell Top 200
Growth Index                  companies with higher price-to-book ratios and
                              higher forecated growth values. The stocks are also members of the Russell 1000 Growth Index. The
                              Russell Top 200 Growth Index began December 30,
                              1985.

Nifty Fifty                   The Index represents the fifty largest companies
                              in the S&P 500(R) Index by total market
                              capitalization.

Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

S&P 500(R) Index              The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

ADR                           American Depository Receipt

PLC                           Public Limited Company

*         Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and forward currency contracts.
# Loaned security, a portion or all of the security is on loan at October 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                         Janus Twenty Fund  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Twenty Fund (the "Fund") is a series fund. The Fund is part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as nondiversified. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the Fund had on loan securities with a value of $201,318,984.

As of October 31, 2003 the Fund received cash collateral of $206,517,255, in accordance with securities lending activity. The cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio.

The borrower pays fees at the Fund's direction to its lending agent. The lending agent may retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Fund's portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured.

During the fiscal period or year ended October 31, 2003, the Fund lent cash at a weighted average rate ranging from 1.275% to 1.394% and interest income amounted $28,257. Interest income is included on the Statement of Operations. As of October 31, 2003, there were no outstanding borrowing or lending agreements.

14  Janus Twenty Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FORWARD CURRENCY TRANSACTIONS
The Fund may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included on the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable).

OPTIONS CONTRACTS
The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
The Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

                                         Janus Twenty Fund  October 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that the Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). A fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

16  Janus Twenty Fund  October 31, 2003

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--------------------------------------------------------------------------------

The Fund pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Fund for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

     DST Securities, Inc.              Fund
         Commissions                  Expense
            Paid                     Reduction              DST Systems Cost
--------------------------------------------------------------------------------
          $19,206                     $14,408                  $2,230,530
--------------------------------------------------------------------------------

The Fund may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2003, the Fund recorded distributions from affiliated investment companies as dividend income and had the following affiliated purchases and sales:

                                            Purchases           Sales         Dividend     Market Value
                                           Shares/Cost       Shares/Cost       Income       at 10/31/03
-------------------------------------------------------------------------------------------------------
Janus Money Market Fund                  $1,979,000,000    $1,979,000,000      $ 59,392              --
-------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund   $2,216,000,000    $2,441,000,000      $492,923    $100,000,000
-------------------------------------------------------------------------------------------------------
Janus Government Money Market Fund       $   50,000,000    $   50,000,000      $  1,740              --
-------------------------------------------------------------------------------------------------------

                                         Janus Twenty Fund  October 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2009 and October 31, 2011.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                  Undistributed    Undistributed                             Other Book        Net Tax
                                     Ordinary        Long-Term            Accumulated          to Tax        Appreciation/
Fund                                  Income           Gains             Capital Losses      Differences    (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
Growth
Janus Twenty Fund                  $45,181,563           --             $(4,769,005,012)         --         $1,352,663,740
--------------------------------------------------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                 Federal Tax      Unrealized        Unrealized
Fund                                Cost         Appreciation     (Depreciation)
--------------------------------------------------------------------------------
Growth
Janus Twenty Fund              $8,579,969,095   $1,562,309,500    $(209,645,760)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                 Distributions
For the fiscal year             ----------------------------------------------
ended October 31, 2003          From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                                Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------------
Growth
Janus Twenty Fund                $70,145,941         --               --              --
-----------------------------------------------------------------------------------------------

                                                 Distributions
For the fiscal year             ----------------------------------------------
ended October 31, 2002          From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                                Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------------
Growth
Janus Twenty Fund               $131,262,301         --               --              --
-----------------------------------------------------------------------------------------------

18  Janus Twenty Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.   CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)
                                                           2003             2002
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                            22,587           28,005
  Reinvested distributions                                2,336            3,353
--------------------------------------------------------------------------------
Total                                                    24,923           31,358
--------------------------------------------------------------------------------
  Shares Repurchased                                   (68,250)         (95,696)
Net Increase/(Decrease) in Fund Shares                 (43,327)         (64,338)
Shares Outstanding, Beginning of Period                 331,692          396,030
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                       288,365          331,692
--------------------------------------------------------------------------------

5.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                                         Janus Twenty Fund  October 31, 2003  19

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--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Twenty Fund (one of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian, transfer agent and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

20  Janus Twenty Fund  October 31, 2003

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                         Janus Twenty Fund  October 31, 2003  21

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited) (continued)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

22  Janus Twenty Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                                         Janus Twenty Fund  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs, CO                  and NeoCore Corp.
Denver, CO 80206                                            (since 2002). Formerly, Distinguished
Age 59                                                      Visiting Professor of Business (2001-
                                                            2002), Thunderbird (American
                                                            Graduate School of International
                                                            Management), Phoenix, AZ; and
                                                            Principal (1988- 1999) of Phillips-
                                                            Smith Retail Group, Addison, TX
                                                            (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

24  Janus Twenty Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

                                         Janus Twenty Fund  October 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Scott W. Schoelzel       Executive Vice President     8/97-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Twenty Fund                                 accounts.
Age 45

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

26  Janus Twenty Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                                         Janus Twenty Fund  October 31, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

28  Janus Twenty Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                         Janus Twenty Fund  October 31, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

30  Janus Twenty Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                         Janus Twenty Fund  October 31, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

32  Janus Twenty Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                         Janus Twenty Fund  October 31, 2003  33

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--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                      TW43-12/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS VENTURE FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................     8

     Statement of Operations ........................................     9

     Statement of Changes in Net Assets .............................    10

     Financial Highlights ...........................................    11

     Notes to Schedule of Investments ...............................    12

     Notes to Financial Statements ..................................    13

     Report of Independent Auditors .................................    20

     Explanation of Charts, Tables and Financial Statements .........    21

     Trustees and Officers ..........................................    23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr                Anita Falicia                   Girard Miller

/s/ Loren Starr            /s/Anita Falicia                /s/ Girard Miller

Vice President and         Vice President, Treasurer and   President and Chief
Chief Financial Officer,   Principal Accounting Officer,   Executive Officer,
Janus Investment Fund      Janus Investment Fund           Janus Investment Fund

Past Performance is no guarantee of future results.

                                         Janus Venture Fund  October 31, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND (closed to new investors)

[PHOTO]
Will Bales
portfolio manager

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Venture Fund returned 51.22%, while its benchmark, the Russell 2000(R) Index, advanced 43.37%.(1) This performance earned the Fund a first-quartile ranking based on total return, placing it 75th out of 475 small-cap growth funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
During the period, I continued to look for the next big idea on an individual-company basis. However, I cannot ignore the macro-economic picture, which lately has favored a significant number of technology and healthcare stocks. As I see it, I only add value by skillfully combining these two approaches in an attempt to find small companies positioned to ride the wave yet whose fundamentals give added lift when the market turns its back.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? TTM Technologies, which supplies the electronics industry with complex circuit boards, was among the Fund's top contributors. Other significant contributors included Euronet Worldwide, an electronic payment processor and operator of the largest independent ATM network in Europe, and INAMED, a medical device company focused on developing breast implants. Two retailers catering to the teenage and young adult markets - Aeropostale and Hot Topic - also provided a lift.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   TTM Technologies, Inc.
   Euronet Worldwide, Inc.
   INAMED Corp.
   Aeropostale
   Hot Topic, Inc.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Intercept, a provider of electronic payment, check and credit card processing services, proved to be the biggest drag on performance, followed by Medical Staffing Network Holdings, which specializes in placing nurses in short-term employment situations. Select woes in the healthcare sector also pulled down AMN Healthcare Services, which places traveling nurses in longer-term assignments across the U.S. In addition, property and casualty insurer PMA Capital sagged while the broader technology rally sidestepped Tier Technologies, an information technology consultant to government, insurance, healthcare and utility clients.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Intercept
   Medical Staffing Network Holdings
   PMA Capital Corp.
   AMN Healthcare Services, Inc.
   Tier Technologies, Inc.
--------------------------------------------------------------------------------

2  Janus Venture Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
While we remain focused on researching individual stocks and identifying the best situations for investment, our holdings are occasionally rolled up to the sector level for comparative purposes. From that perspective, over the past 12 months we've benefited the most from companies within the consumer discretionary space, an area in which we were significantly overweight, relative to our benchmark, as well as the information technology industry. Among the Fund's weakest-performing sectors were telecommunications and energy, although both contributed slight gains to the Fund's absolute performance.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Going forward, while we may continue to see some conflicting economic data, I don't believe it is likely to dash the hopes of the eventual recovery. It's normal to see indicators on both sides of the fence because certain areas of the economy improve faster than others. In fact, I believe a laddered growth pattern toward recovery could be more of a long-term advantage for everyone, because sudden ups can be followed by equal, if not sharper, downs. So, if this keeps up, I believe the Fund may find itself back where it was five or 10 years ago, when the environment was more conducive to my style of careful, individual stock-picking.

[GRAPH]

Janus Venture Fund $105,432
Russell 2000(R) Index $63,209
Russell 2000 Growth Index $38,844

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund, the Russell 2000 Index and Russell 2000 Growth Index. Janus Venture Fund is represented by a shaded area of blue. The Russell 2000 Index is represented by a solid black line. The Russell 2000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($105,432) as compared to the Russell 2000 Index ($63,209) and the Russell 2000 Growth Index ($38,844).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                       CALENDAR
                         YEAR-        ONE         FIVE        TEN       SINCE
                        TO-DATE       YEAR        YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Venture Fund       49.28%      51.22%       9.10%       9.69%      13.58%
--------------------------------------------------------------------------------
Russell 2000(R) Index    39.38%      43.37%       8.34%       8.87%      10.48%
--------------------------------------------------------------------------------
Russell 2000
Growth Index             43.21%      46.56%       3.41%       5.02%       7.61%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To take advantage of potentially higher growth rates, this aggressive, diversified fund normally invests at least 50% of its assets in smaller-sized companies believed to have highly competitive franchises or attractively priced potential for capital appreciation.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Warrants - 0.1%

Cash and Cash Equivalents - 0.8%

Common Stock - Foreign - 9.0%

Common Stock - Domestic - 90.1%

Number of Stocks: 121
Top 10 Equities: 17.9%

                                         Janus Venture Fund  October 31, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

TTM Technologies, Inc.                                 2.3%                 0.5%
Euronet Worldwide, Inc.                                2.3%                 0.9%
INAMED Corp.                                           1.9%                   --
Corporate Executive Board Co.                          1.8%                 2.3%
Multimedia Games, Inc.                                 1.8%                   --
Pacer International, Inc.                              1.6%                 1.8%
TALX Corp.                                             1.6%                 1.7%
Kroll, Inc.                                            1.6%                 1.5%
Four Seasons Hotels, Inc.                              1.5%                 0.4%
Fairmont Hotels & Resorts, Inc.                        1.5%                 1.7%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS         RUSSELL
                                       VENTURE        2000(R)
                                         FUND          INDEX

Hotels and Motels                        3.8%           0.4%
Computer Services                        3.7%           0.7%
Medical Products                         3.5%           1.3%
Consulting Services                      3.4%           0.7%
Commercial Services - Finance            3.2%           0.3%
Radio                                    2.8%           0.3%
Therapeutics                             2.8%           2.0%
Semiconductor Equipment                  2.7%           1.5%
Transportation - Services                2.6%           0.1%
Leisure and Recreation Products          2.5%           0.2%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Venture Fund 92nd out of 255 and 22nd out of 65 small-cap growth funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date - 4/30/85.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment in dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

The Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

4  Janus Venture Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.1%
Advertising Sales - 0.7%
     332,555    Lamar Advertising Co.* ......................    $    10,076,417

Advertising Services - 1.2%
     377,520    Getty Images, Inc.*,# .......................         16,875,144

Airlines - 1.0%
     621,816    WestJet Airlines, Ltd.*,** ..................         13,544,610

Apparel Manufacturers - 1.2%
     118,335    Carter Holdings, Inc.# ......................          3,313,380
     775,929    Gymboree Corp.* .............................         12,802,829

                                                                      16,116,209

Applications Software - 0.9%
     610,060    Quest Software, Inc.*,# .....................          9,089,894
     214,420    Red Hat, Inc.*,# ............................          3,224,877

                                                                      12,314,771

Broadcast Services and Programming - 1.0%
   1,071,570    Gray Television, Inc. .......................         13,630,370

Building - Mobile Homes and Manufactured Homes - 0.9%
     226,215    Winnebago Industries, Inc.# .................         13,188,335

Building - Residential and Commercial - 0.3%
     190,580    WCI Communities, Inc.*,# ....................          4,154,644

Casino Services - 1.1%
     188,370    Alliance Gaming Corp.*,# ....................          4,567,973
   1,004,015    Mikohn Gaming Corp.*,#,(pound) ..............          5,893,568
     179,473    Shuffle Master, Inc.*,# .....................          5,463,158

                                                                      15,924,699

Cellular Telecommunications - 0.7%
     864,425    Nextel Partners, Inc. - Class A*,# ..........         10,390,389

Chemicals - Specialty - 0.5%
     123,624    Cabot Microelectronics Corp.*,# .............          7,046,568

Circuit Boards - 2.3%
   1,983,015    TTM Technologies, Inc.*,# ...................         31,926,542

Commercial Banks - 0.3%
     120,840    UCBH Holdings, Inc. .........................          4,315,196

Commercial Services - 0.2%
     181,765    Providence Service Corp.* ...................          2,908,240

Commercial Services - Finance - 3.2%
   2,228,437    Euronet Worldwide, Inc.*,#,(pound) ..........         31,710,658
     534,865    IPayment, Inc.* .............................         12,997,219

                                                                      44,707,877

Computer Services - 3.7%
     335,665    Anteon International Corp.* .................         11,459,603
      79,555    CACI International, Inc.* ...................          3,940,359
     205,314    Cognizant Technology Solutions Corp.* .......          9,319,202
     114,375    DigitalNet Holdings, Inc.* ..................          2,643,206
     294,530    Manhattan Associates, Inc.*,# ...............          8,199,715
   1,551,485    Tier Technologies, Inc.- Class B*,#,(pound) .         15,902,721

                                                                      51,464,806

Computers - 0.9%
     702,340    Neoware Systems, Inc.*,# ....................         11,904,663

Computers - Memory Devices - 1.1%
   1,094,895    Dot Hill Systems Corp.* .....................         14,682,542

Computers - Peripheral Equipment - 0.6%
     353,045    TransAct Technologies, Inc.*,(pound) ........          8,293,027

Computers - Voice Recognition - 1.6%
   1,021,823    TALX Corp.(pound) ...........................         22,132,686

Shares or Principal Amount                                          Market Value
================================================================================
Consulting Services - 3.4%
     478,300    Advisory Board Co.*,# .......................    $    17,405,337
     578,495    BearingPoint, Inc.*,# .......................          5,437,853
     494,838    Corporate Executive Board Co.* ..............         25,241,685

                                                                      48,084,875

Consumer Products - Miscellaneous - 0.7%
     242,785    Jarden Corp.*,# .............................         10,024,593

Data Processing and Management - 1.0%
   1,490,458    Infocrossing, Inc.*,ss.,(pound),(sigma) .....         13,660,048

Diagnostic Kits - 0.4%
     231,593    Biosite, Inc.*,#,(pound) ....................          5,975,099

Distribution and Wholesale - 1.0%
     385,665    Central European Distribution Corp.*,# ......         14,497,147

Drug Delivery Systems - 1.1%
   1,170,137    Alkermes, Inc.*,# ...........................         15,176,677

E-Commerce/Products - 0.9%
     737,245    1-800-FLOWERS.COM, Inc. - Class A* ..........          7,704,210
     432,560    GSI Commerce, Inc.*,# .......................          4,221,786

                                                                      11,925,996

Educational Software - 1.2%
   2,107,471    Skillsoft PLC (ADR)* ........................         16,817,619

Electronic Components - Semiconductors - 0.7%
   1,113,965    ChipPAC, Inc. - Class A*,# ..................          9,290,468

Electronic Measuring Instruments - 0.5%
     239,428    FLIR Systems, Inc.*,# .......................          7,484,519

Enterprise Software/Services - 1.9%
     530,120    ManTech International Corp. - Class A*,# ....         12,966,735
   1,500,000    Ultimate Software Group, Inc.*,ss.,(pound),(sigma)    13,000,200

                                                                      25,966,935

Fiduciary Banks - 1.3%
     532,690    Investors Financial Services Corp.# .........         18,819,938

Finance - Commercial - 1.3%
     864,700    CapitalSource, Inc.*,# ......................         18,807,225

Food - Diversified - 1.4%
   1,423,935    CoolBrands International, Inc.*,** ..........         19,997,145

Food - Wholesale/Distribution - 0.3%
     100,492    United Natural Foods, Inc.*,# ...............          3,887,031

Hotels and Motels - 3.8%
     816,800    Fairmont Hotels & Resorts, Inc.** ...........         21,039,088
     391,045    Four Seasons Hotels, Inc.**,# ...............         21,558,310
     569,445    Orient-Express Hotel, Ltd. - Class A*,# .....          9,970,982

                                                                      52,568,380

Human Resources - 1.8%
     170,045    Cross Country Healthcare, Inc.*,# ...........          2,361,925
     924,490    Labor Ready, Inc.*,# ........................         10,049,206
     483,475    Resources Connection, Inc.*,# ...............         11,956,337

                                                                      24,367,468

Industrial Audio and Video Products - 1.2%
     935,122    Sonic Solutions*,# ..........................         16,645,172

Internet Content - Information/News - 0.4%
     897,130    Harris Interactive, Inc.* ...................          5,965,915

Internet Infrastructure Software - 0.2%
     536,580    TIBCO Software, Inc.* .......................          3,455,575

Lasers - Systems and Components - 0.8%
     257,835    Cymer, Inc.*,# ..............................         11,772,746

See Notes to Schedule of Investments and Financial Statements.

                                         Janus Venture Fund  October 31, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Leisure and Recreation Products - 2.5%
     586,685    K2, Inc.* ...................................    $     9,733,104
     651,365    Multimedia Games, Inc.*,# ...................         24,497,838

                                                                      34,230,942

Machine Tools and Related Products - 1.1%
     412,770    Kennametal, Inc. ............................         15,222,958

Machinery - Pumps - 0.8%
     577,550    Flowserve Corp.*,# ..........................         11,816,673

Medical - Biomedical and Genetic - 0.9%
     889,215    Ciphergen Biosystems, Inc.*,# ...............          9,701,336
     183,910    Myogen, Inc.* ...............................          2,942,560

                                                                      12,643,896

Medical - Drugs - 1.2%
   1,224,690    Ligand Pharmaceuticals, Inc. - Class B*,# ...         16,876,228

Medical - Generic Drugs - 0.7%
     144,870    Taro Pharmaceutical Industries, Ltd.*,# .....          9,307,898

Medical - HMO - 1.9%
     183,000    Amerigroup Corp.* ...........................          7,653,060
     605,142    Centene Corp.*,#,(pound) ....................         18,523,397

                                                                      26,176,457

Medical - Hospitals - 1.5%
     692,840    United Surgical Partners International, Inc.*         20,896,054

Medical Information Systems - 1.2%
     404,495    Cerner Corp.*,# .............................         17,138,453

Medical Instruments - 0.4%
     291,657    Abaxis, Inc.*,# .............................          5,066,082

Medical Labs and Testing Services - 0.9%
     451,915    LabOne, Inc.* ...............................         12,436,701

Medical Products - 3.5%
     304,946    INAMED Corp.* ...............................         26,338,185
     939,425    PSS World Medical, Inc.* ....................          8,755,441
     527,405    Wright Medical Group, Inc.*,# ...............         15,479,337

                                                                      50,572,963

Networking Products - 1.4%
   1,251,655    Extreme Networks, Inc.*,# ...................         10,764,233
   1,000,000    Hypercom Corp.*,ss.,(sigma) .................          4,624,800
     303,222    NETGEAR, Inc.*,# ............................          4,372,158

                                                                      19,761,191

Oil - Field Services - 0.4%
     644,820    Key Energy Services, Inc.* ..................          5,629,279

Oil and Gas Drilling - 0.1%
      51,140    Patterson-UTI Energy, Inc.* .................          1,462,093

Oil Companies - Exploration and Production - 0.1%
      49,355    Evergreen Resources, Inc.* ..................          1,353,314

Oil Field Machinery and Equipment - 0.1%
     132,570    Grant Prideco, Inc.* ........................          1,503,344

Optical Supplies - 0.9%
   1,292,881    STAAR Surgical Co.*,(pound) .................         12,812,451

Pharmacy Services - 1.2%
     526,330    Accredo Health, Inc.* .......................         16,821,507

Private Corrections - 1.3%
     735,265    Corrections Corporation of America* .........         18,058,108

Publishing - Books - 1.5%
     921,835    Information Holdings, Inc.* .................         20,667,541

Shares or Principal Amount                                          Market Value
================================================================================
Radio - 2.8%
     904,630    Cumulus Media, Inc. - Class A*,# ............    $    16,943,719
     781,800    Radio One, Inc. - Class A* ..................         12,532,254
     598,385    Radio One, Inc. - Class D*,# ................          9,514,322

                                                                      38,990,295

Recreational Vehicles - 0.8%
     123,015    Polaris Industries, Inc.# ...................         10,530,084

Retail - Apparel and Shoe - 1.2%
     571,985    Hot Topic, Inc.*,# ..........................         16,421,689

Retail - Bedding - 1.1%
     498,846    Linens 'n Things, Inc.* .....................         14,725,934

Retail - Computer Equipment - 1.1%
     915,055    Insight Enterprises, Inc.* ..................         15,391,225

Retail - Home Furnishings - 1.4%
      71,204    Cost Plus, Inc.*,# ..........................          3,266,127
   1,959,396    Restoration Hardware, Inc.*,(pound) .........         15,596,793

                                                                      18,862,920
Retail - Music Store - 1.5%
     639,820    Guitar Center, Inc.*,# ......................         20,826,141

Retail - Office Supplies - 1.1%
     542,902    School Specialty, Inc.*,# ...................         15,136,108

Retail - Sporting Goods - 0.6%
     218,630    Sports Authority, Inc.*,(pound) .............          8,133,036

Security Services - 1.6%
     932,885    Kroll, Inc.*,# ..............................         21,698,905

Semiconductor Components/Integrated Circuits - 0.5%
     171,279    Exar Corp.* .................................          2,755,879
     184,715    Sigmatel, Inc.* .............................          4,691,761

                                                                       7,447,640

Semiconductor Equipment - 2.7%
     638,330    AMIS Holdings, Inc.* ........................         12,862,350
     207,645    Asyst Technologies, Inc.*,# .................          3,872,579
     203,580    DuPont Photomasks, Inc.*,# ..................          4,718,984
     619,005    Rudolph Technologies, Inc.*,# ...............         16,186,981

                                                                      37,640,894

Superconductor Products and Systems - 0.7%
   1,811,085    Superconductor Technologies, Inc.*,# ........          9,218,423

Telecommunication Equipment - 0.6%
   1,266,315    Terayon Communication Systems, Inc.*,# ......          8,699,584

Television - 0.9%
     583,125    LIN TV Corp. - Class A*,# ...................         13,149,469

Therapeutics - 2.8%
     743,610    Connetics Corp.*,# ..........................         13,318,055
     373,560    MGI Pharma, Inc.*,# .........................         14,030,913
     246,796    Neurocrine Biosciences, Inc.*,# .............         11,557,457

                                                                      38,906,425

Toys - 1.3%
     595,100    Marvel Enterprises, Inc.*,# .................         17,525,695

Transportation - Air Freight - 0.9%
     343,785    CNF, Inc. ...................................         12,039,351

Transportation - Services - 2.6%
   1,096,205    Pacer International, Inc.* ..................         22,603,747
     387,745    UTi Worldwide, Inc. (New York Shares)# ......         13,431,487

                                                                      36,035,234

See Notes to Schedule of Investments and Financial Statements.

6  Janus Venture Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Transportation - Truck - 0.3%
      39,515    Heartland Express, Inc. .....................    $       981,553
      37,190    Landstar System, Inc.* ......................          2,716,357

                                                                       3,697,910

Web Hosting/Design - 0.3%
     223,575    Macromedia, Inc.* ...........................          4,272,518
--------------------------------------------------------------------------------
Total Common Stock (cost $1,026,615,474) ....................      1,380,591,919
--------------------------------------------------------------------------------
Preferred Stock - 0%
Networking Products - 0%
     665,000    Candescent Technologies Corp.
                  - Series E*,(beta),o,(sigma)(cost $3,657,500)                0
--------------------------------------------------------------------------------
Warrants - 0.1%
Data Processing and Management - 0.1%
     521,660    Infocrossing, Inc. - expires 5/10/07*,(beta),
                  (sigma)(cost $0) ..........................            783,272
--------------------------------------------------------------------------------
Other Securities - 19.8%
$    175,081    Letter of Credit+ ...........................            175,081
                State Street Navigator Securities Lending
 275,988,575      Prime Portfolio+ ..........................        275,988,575
     154,787    U.S. Treasury Bonds/Notes+ ..................            154,787
--------------------------------------------------------------------------------
Total Other Securities (cost $276,318,443) ..................        276,318,443
--------------------------------------------------------------------------------
Repurchase Agreement - 0.2%
   2,500,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $2,500,223
                  collateralized by $10,307,195
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $2,550,008
                  (cost $2,500,000) .........................          2,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,309,091,417) - 119.2% ......      1,660,193,634
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (19.2)%   (267,836,076)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,392,357,558
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.6%          $     9,970,982
Canada                                             4.6%               76,139,153
Ireland                                            1.0%               16,817,619
Israel                                             0.6%                9,307,898
United Kingdom                                     0.8%               13,431,487
United States++                                   92.4%            1,534,526,495
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,660,193,634

++Includes Short-Term Securities (75.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 2/6/04          8,700,000    $     6,572,534    $      (345,794)
--------------------------------------------------------------------------------
Total                                        $     6,572,534    $      (345,794)

See Notes to Schedule of Investments and Financial Statements.

                                         Janus Venture Fund  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost(1)                                              $  1,309,091

Investments at value(1)                                             $  1,660,194
  Cash                                                                     1,512
  Receivables:
    Investments sold                                                      22,435
    Fund shares sold                                                         451
    Dividends                                                                 51
    Interest                                                                  48
  Other assets                                                                36
  Variation Margin                                                            --
  Forward currency contracts                                                  --
--------------------------------------------------------------------------------
Total Assets                                                           1,684,727
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                           276,318
    Investments purchased                                                 13,605
    Fund shares repurchased                                                  936
    Advisory fees                                                            745
    Transfer agent fees and expenses                                         228
    Administrative fees                                                       --
    Service fees                                                              --
    Tax Liability                                                             --
  Accrued expenses                                                           191
  Forward currency contracts                                                 346
--------------------------------------------------------------------------------
Total Liabilities                                                        292,369
--------------------------------------------------------------------------------
Net Assets                                                          $  1,392,358
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                             1,346,136
  Undistributed net investment income/(loss)*                                 --
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                                 (304,534)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    350,756
--------------------------------------------------------------------------------
Total Net Assets                                                    $  1,392,358
--------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           29,148
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      47.77
--------------------------------------------------------------------------------

* See Note 3 in the Notes to the Financial Statements.
(1) Investments at cost and value include $269,487,435 of securities loaned for Janus Venture Fund (Note 1).

See Notes to Financial Statements.

8  Janus Venture Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2003
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $         34
  Securities lending income                                                  498
  Dividends                                                                1,984
  Dividends from affiliates                                                  159
  Foreign tax withheld                                                      (37)
--------------------------------------------------------------------------------
Total Investment Income                                                    2,638
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            6,423
  Transfer agent fees and expenses                                         2,094
  Registration fees                                                           36
  Postage and mailing expenses                                               211
  Custodian fees                                                              98
  Printing expenses                                                          320
  Audit fees                                                                  33
  Trustees' fees and expenses                                                 18
  Administrative fees                                                         --
  Other expenses                                                              20
--------------------------------------------------------------------------------
Total Expenses                                                             9,253
--------------------------------------------------------------------------------
Expense and Fee Offset                                                      (34)
--------------------------------------------------------------------------------
Net Expenses                                                               9,219
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                            --
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                   9,219
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (6,581)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                  100,031
  Net realized gain/(loss) from foreign currency transactions              (723)
  Net realized gain/(loss) from futures contracts                             --
  Net realized gain/(loss) from short sales                                   --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     389,725
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   489,033
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    482,452
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                         Janus Venture Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $    (6,581)     $    (7,260)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        99,308         (22,942)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    389,725         (96,155)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         482,452        (126,357)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --               --
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --               --
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            52,765           38,437
  Shares issued in connection with Acquisition*                         273,865              N/A
  Reinvested dividends and distributions                                     --               --
  Shares repurchased                                                  (173,047)        (165,035)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 153,583        (126,598)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   636,035        (252,955)
Net Assets:
  Beginning of period                                                   756,323        1,009,278
------------------------------------------------------------------------------------------------
  End of period                                                    $  1,392,358     $    756,323
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $    736,672     $    931,401
    Proceeds from sales of securities                                   865,938        1,050,472
    Purchases of long-term U.S. government obligations                       --               --
    Proceeds from sales of long-term U.S. government obligations             --               --

* See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Venture Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                         2003            2002            2001            2000            1999

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      31.59    $      36.99    $      82.39    $      89.71    $      49.81
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                         --              --              --              --              --
  Net gains/(losses) on securities
    (both realized and unrealized)                  16.18          (5.40)         (29.02)            6.94           44.31
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    16.18          (5.40)         (29.02)            6.94           44.31
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --              --              --              --              --
  Distributions (from capital gains)*                  --              --         (16.38)         (14.26)          (4.41)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --              --         (16.38)         (14.26)          (4.41)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      47.77    $      31.59    $      36.99    $      82.39    $      89.71
-------------------------------------------------------------------------------------------------------------------------
Total Return                                       51.22%        (14.60)%        (40.67)%           3.79%          94.42%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  1,392,358    $    756,323    $  1,009,278    $  1,922,649    $  1,860,355
Average Net Assets for the Period
  (in thousands)                             $    988,156    $    992,760    $  1,312,759    $  2,504,381    $  1,350,642
Ratio of Gross Expenses to
  Average Net Assets(1)                             0.94%           0.88%           0.87%           0.87%           0.93%
Ratio of Net Expenses to
  Average Net Assets(1)                             0.93%           0.87%           0.86%           0.86%           0.92%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                              (0.67)%         (0.73)%         (0.36)%         (0.35)%         (0.55)%
Portfolio Turnover Rate                               75%             90%             70%             87%            104%

(1)  See "Explanations of Charts, Tables and Financial Statements."
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Venture Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Russell 2000(R) Index         Measures the performance of the 2,000 smallest
                              companies in the Russell 3000(R) Index with an average market capitalization of approximately
                              $547 million as of October 31, 2003.

Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

S&P 500(R) Index              The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

ADR                           American Depository Receipt

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange

PLC                           Public Limited Company

*         Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
(beta)    Security is illiquid.
# Loaned security, a portion or all of the security is on loan at October 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).
o         Defaulted security.
(sigma)   Fair valued security.

ss.  SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                      Value as
                               Acquisition  Acquisition                 % of
                                   Date         Cost         Value    Net Assets
--------------------------------------------------------------------------------
Janus Venture Fund
Hypercom Corp.(sigma)               8/13/03   $ 3,900,000   $ 4,624,800     0.3%
Infocrossing, Inc.(sigma)          10/16/03   $11,715,000   $13,660,048     1.0%
Ultimate Software Group, Inc.(sigma)7/14/03   $ 7,950,000   $13,000,200     0.9%
--------------------------------------------------------------------------------
                                            $23,565,000   $31,285,048
--------------------------------------------------------------------------------

The fund has registration rights for certain restricted securities held as of October 31, 2003. The issuer incurs all registration costs.

(pound)The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2003.

                                             Purchases                        Sales                Realized
                                        Shares         Cost            Shares         Cost        Gain/(Loss)
--------------------------------------------------------------------------------------------------------------
Biosite, Inc.                             40,000   $  1,399,540         789,465   $ 20,777,101   $  5,443,299
Centene Corp.                             85,530      1,368,845         181,501      4,090,358      2,068,446
Euronet Worldwide, Inc.                  790,742      6,351,435              --             --             --
Infocrossing, Inc.                     1,490,458     11,715,000              --             --             --
MIM Corp.                                     --             --       1,289,260     19,764,171    (12,774,732)
Mikohn Gaming Corp.                    1,004,015      6,901,847              --             --             --
Restoration Hardware, Inc.             1,959,396     12,511,898              --             --             --
Sports Authority, Inc.(1)                 80,300      1,996,707         377,680     12,085,760       (298,691)
STAAR Surgical Co.                     1,292,881     14,394,690              --             --             --
TALX Corp.                               100,000      1,288,088          23,145        673,309        (98,223)
Tier Technologies, Inc. - Class B        898,350      8,602,625              --             --             --
TransAct Technologies, Inc.              353,045      6,577,124              --             --             --
Ultimate Software Group, Inc.          1,500,000      7,950,000              --             --             --
--------------------------------------------------------------------------------------------------------------
                                                   $ 81,057,799                   $ 57,390,699   $ (5,659,901)
--------------------------------------------------------------------------------------------------------------

                                        Dividend   Market Value
                                         Income     at 10/31/03
---------------------------------------------------------------
Biosite, Inc.                                 --   $  5,975,099
Centene Corp.                                 --     18,523,397
Euronet Worldwide, Inc.                       --     31,710,658
Infocrossing, Inc.                            --     13,660,048
MIM Corp.                                     --             --
Mikohn Gaming Corp.                           --      5,893,568
Restoration Hardware, Inc.                    --     15,596,793
Sports Authority, Inc.(1)                     --      8,133,036
STAAR Surgical Co.                            --     12,812,451
TALX Corp.                          $    158,512     22,132,686
Tier Technologies, Inc. - Class B             --     15,902,721
TransAct Technologies, Inc.                   --      8,293,027
Ultimate Software Group, Inc.                 --     13,000,200
---------------------------------------------------------------
                                    $    158,512   $171,633,684
---------------------------------------------------------------

(1) Gart Sports Co. acquired Sports Authority, Inc. and changed their name to Sports Authority, Inc. 8/5/03.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12  Janus Venture Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Venture Fund (the "Fund") is a series fund. The Fund is part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the Fund had on loan securities with a value of $269,487,435.

As of October 31, 2003 the Fund received cash collateral of $276,318,443, in accordance with securities lending activity. The cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio, except for a portion in the amount of $154,787 which was invested in U.S. Treasury Bonds/Notes and $175,081 which was invested in a letter of credit.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured.

During the fiscal year ended October 31, 2003, the Fund borrowed cash at a weighted average rate ranging from 1.275% to 1.394% and interest expense amounted to $207. Interest expense and interest income are included on the Statement of Operations. As of October 31, 2003, there were no outstanding borrowing or lending arrangements for the Fund.

                                        Janus Venture Fund  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

FORWARD CURRENCY TRANSACTIONS
The Fund may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included on the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable).

OPTIONS CONTRACTS
The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
The Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

14  Janus Venture Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that the Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). A fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

                                        Janus Venture Fund  October 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries.

During the fiscal year ended October 31, 2003, Janus Capital reimbursed the Fund for certain trading and valuation errors, the amounts of which were insignificant.

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Fund for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

     DST Securities, Inc.              Fund
         Commissions                  Expense
            Paid                     Reduction              DST Systems Cost
--------------------------------------------------------------------------------
             --                          --                     $315,979
--------------------------------------------------------------------------------

16  Janus Venture Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                  Undistributed    Undistributed                             Other Book        Net Tax
                                     Ordinary        Long-Term            Accumulated          to Tax        Appreciation/
Fund                                  Income           Gains             Capital Losses      Differences    (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
Growth
Janus Venture Fund                      --               --              $(301,800,002)        --            $348,021,526
--------------------------------------------------------------------------------------------------------------------------

The table below shows the portion of the capital loss carryover acquired in the reorganization described in Note 4. These capital loss carryovers may be subject to annual limitations under applicable tax laws and may expire unutilized. The portion of each carryforward which will not be available for use due to these limitations has been reclassified to paid-in capital. During the period ended October 31, 2003, the following acquired capital loss carryovers were utilized.

                                                                               Loss Used in
                                      Capital Loss       Loss Unavailable      Period Ended
Fund                               Carryover Acquired         for Use        October 31, 2003
---------------------------------------------------------------------------------------------
Growth
Janus Venture Fund                   $(683,740,129)       $(561,811,487)        $33,863,134
---------------------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                 Federal Tax      Unrealized        Unrealized
Fund                                Cost         Appreciation     (Depreciation)
--------------------------------------------------------------------------------
Growth
Janus Venture Fund             $1,312,172,108    $389,819,274      $(41,797,748)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                 Distributions
For the fiscal year             ----------------------------------------------
ended October 31, 2003          From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                                Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------------
Growth
Janus Venture Fund                    --             --               --          $(6,581,340)
-----------------------------------------------------------------------------------------------

                                                 Distributions
For the fiscal year             ----------------------------------------------
ended October 31, 2002          From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                                Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------------
Growth
Janus Venture Fund                    --             --               --          $(7,258,643)
-----------------------------------------------------------------------------------------------

                                        Janus Venture Fund  October 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4.   FUND ACQUISITIONS

On April 21, 2003, Janus Venture Fund ("Acquiring Fund"), acquired all of the assets and liabilities of Berger Small Company Growth Fund ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganization. Net assets and unrealized appreciation/depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                        Acquired        Net Assets
                                                                  Acquiring Fund    Acquired Fund   Fund Unrealized        After
Acquiring Fund               Acquired Fund                          Net Assets        Net Assets          AP/DP       Reorganization
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund           Berger Small Company Growth Fund     $ 710,726,618      $273,865,379      $27,072,956     $984,591,997
------------------------------------------------------------------------------------------------------------------------------------

Acquiring Fund               Acquired Fund                       Shares Acquired   Shares issued in Acquisition
---------------------------------------------------------------------------------------------------------------
Janus Venture Fund           Berger Small Company Growth Fund       166,219,003            8,536,017
---------------------------------------------------------------------------------------------------------------

5.   CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)
                                                           2003             2002
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                             1,354              964
  Shares issued in connection with Acquisition*           8,536              N/A
  Reinvested distributions                                   --               --
--------------------------------------------------------------------------------
Total                                                     9,890              964
--------------------------------------------------------------------------------
  Shares Repurchased                                    (4,682)          (4,310)
Net Increase/(Decrease) in Fund Shares                    5,208          (3,346)
Shares Outstanding, Beginning of Period                  23,940           27,286
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                        29,148           23,940
--------------------------------------------------------------------------------

* See Note 4 in Notes to Financial Statements.

18  Janus Venture Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                                        Janus Venture Fund  October 31, 2003  19

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--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Venture Fund (one of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

20  Janus Venture Fund  October 31, 2003

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                        Janus Venture Fund  October 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited) (continued)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

22  Janus Venture Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                                        Janus Venture Fund  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs, CO                  and NeoCore Corp.
Denver, CO 80206                                            (since 2002). Formerly, Distinguished
Age 59                                                      Visiting Professor of Business (2001-
                                                            2002), Thunderbird (American
                                                            Graduate School of International
                                                            Management), Phoenix, AZ; and
                                                            Principal (1988- 1999) of Phillips-
                                                            Smith Retail Group, Addison, TX
                                                            (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

24  Janus Venture Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

                                        Janus Venture Fund  October 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
William Bales            Executive Vice President     2/97-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Venture Fund                                accounts.
Age 34

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

26  Janus Venture Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                                        Janus Venture Fund  October 31, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

28  Janus Venture Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                        Janus Venture Fund  October 31, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

30  Janus Venture Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                        Janus Venture Fund  October 31, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

32  Janus Venture Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                        Janus Venture Fund  October 31, 2003  33

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        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                      VE45-12/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS GLOBAL LIFE SCIENCES FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................     7

     Statement of Operations ........................................     8

     Statement of Changes in Net Assets .............................     9

     Financial Highlights ...........................................    10

     Notes to Schedule of Investments ...............................    11

     Notes to Financial Statements ..................................    12

     Report of Independent Auditors .................................    18

     Explanation of Charts, Tables and Financial Statements .........    19

     Trustees and Officers ..........................................    21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr               Anita Falicia                  Girard Miller

/s/ Loren Starr           /s/ Anita Falicia              /s/ Girard Miller

Vice President and        Vice President, Treasurer and  President and Chief
Chief Financial Officer,  Principal Accounting Officer,  Executive Officer,
Janus Investment Fund     Janus Investment Fund          Janus Investment Fund

Past Performance is no guarantee of future results.

                            Janus Global Life Sciences Fund  October 31, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

[PHOTO]
Thomas Malley
portfolio manager

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Global Life Sciences Fund gained 13.87%, while its benchmark, the S&P 500(R) Index, returned 20.79%.(1) This performance gave the Fund a third-quartile ranking based on total returns, placing it 129th out of 187 health/biotechnology funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Mirroring equity markets in the U.S., foreign markets closed out the fiscal year higher. The period started on a positive note as most international stock markets staged a comeback after stumbling to multi-year lows in early October 2002. Global economic data and sentiment among corporate leadership was decidedly mixed, however, suggesting that gains were driven more by a shift in investor psychology than a noticeable improvement in the business climate. As the new year commenced, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar continued to weaken against a number of foreign currencies, most notably the euro, which remained a source of volatility despite the brighter economic outlook. Against this backdrop, the Morgan Stanley Capital International World Index posted a 23.71% gain, while the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index soared 27.03%.(1)

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
I continued to focus on companies with solid earnings and free cash flow growth, which have upside in our discounted present value models driven off free cash flows. I look for companies with exciting products to treat diseases and make people healthy. I want to maintain a balance between different sectors in the healthcare marketplace and to have exposure to American and overseas investments. This past year, I trimmed the Fund's exposure to HMOs and hospitals, as well as medical devices and large-cap U.S. pharmaceuticals. This was replaced with more exposure to biotechnology, which I believe has greater long-term growth. It's my view that, as the stock market improves, investors are more willing to look at and discount long-term growth. This sentiment shift tends to favor smaller companies, and we shifted our investments accordingly.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Among the Fund's top performers were U.S. medical device manufacturers Guidant Corp. and Boston Scientific. Teva Pharmaceutical, a maker of generic drugs based in Israel, and U.S. biotech firm Sepracor also turned in positive results. U.S.-based Pharmaceutical Resources, a small, innovative generic drug concern which launched multiple new products this year, likewise contributed to the Fund's performance for the 12-month period.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Guidant Corp.
   Boston Scientific Corp.
   Teva Pharmaceutical
   Sepracor, Inc.
   Pharmaceutical Resources, Inc.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? The U.S.'s largest hospital operator, HCA, was the Fund's most significant detractor during the period. U.S. drug distributors AmerisourceBergen Corp. and Cardinal Health also lagged, as did Andrx, a generic drug concern located in the U.S. Finally, German drug maker Bayer A.G. rounded out the list of the Fund's five largest detractors.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   HCA Inc.
   AmerisourceBergen Corp.
   Cardinal Health, Inc.
   Andrx Corp.
   Bayer A.G.
--------------------------------------------------------------------------------

2  Janus Global Life Sciences Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
As a life science fund, the Fund invests primarily in healthcare stocks around the world. Relative outperformance or underperformance compared to the S&P 500(R) Index can thus be magnified in any given period because healthcare only represents 15% of the S&P 500(R). Also, I invest part of the Fund's assets overseas, whereas the S&P 500(R) is a U.S.-specific index. During the last 12 months biotechnology as a sector contributed most strongly to the Fund's performance. I also benefited from strong gains in the HMO and the generic drug space. These sectors outperformed the S&P 500(R). The medical device sector also returned positive gains to the Fund, driven by good performance from both cardiovascular and orthopedic stocks. On the downside, we lost money in hospitals such as HCA and Tenet, and the Fund's large-cap pharmaceuticals underperformed the market due to weak pipelines, generic pressure and worries about Canadian reimportation.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
This year, U.S. assets made up just under three-quarters of the Fund's average assets and was thereby the strongest contributor to performance. Meanwhile, the Fund was most notably overweight in Switzerland as compared to its benchmark, which had no exposure to that country. This caused our Swiss investments, such as Roche, Novartis, and Serono, to collectively emerge as the second-biggest contributors to results. The U.K. was a profitable market for the Fund, with strong gains in Smith & Nephew and Glaxo more than offsetting losses in Shire and Skyepharma. Japan also contributed, with gains in Yamanouchi, Shionogi, and Chugai. Detracting from the Fund's results was our modest exposure to both France and Denmark, countries that are not represented in the benchmark. Holdings that declined in these regions included Aventis, Sanofi, and Lundbeck.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?
The U.S. dollar fell during the period, which means that currency was a net positive to the Fund because of our ownership of international assets whose currencies appreciated. Given that the Fund is a U.S.-based fund priced in dollars, when overseas currencies go up in value compared to the U.S. dollar, the international assets gain in value as measured in dollars. However, the Fund usually maintains partial currency hedges in an attempt to limit volatility from currency movements. As a result, part of the currency gain was hedged away. The amount of currency hedging will vary over time and by currency.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
I will continue to invest in companies with exciting growth potential and good current or future potential free cash flows. I want to maintain diversity among the major healthcare sectors, while focusing on businesses delivering value for consumers. I will also continue to invest internationally, where many new pipeline drugs are being created. There are many exciting opportunities for treating and curing human disease, and I want to own those companies creating these cures.

[GRAPH]

Janus Global Life Sciences Fund $14,622
S&P 500(R) Index $9,154

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Life Sciences Fund and the S&P 500 Index. Janus Global Life Sciences Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Life Sciences Fund ($14,622) as compared to the S&P 500 Index ($9,154).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE        SINCE
                                    TO-DATE       YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund      18.97%      13.87%       8.18%
--------------------------------------------------------------------------------
S&P 500(R) Index                     21.19%      20.79%     (1.81)%
--------------------------------------------------------------------------------

                            Janus Global Life Sciences Fund  October 31, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
This diversified fund focuses on foreign and US companies believed to have a life sciences orientation, which normally includes the healthcare, pharmaceuticals, agriculture, cosmetic/personal care, and biotechnology industries.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 0.7%

Common Stock - Foreign - 23.9%

Common Stock - Domestic - 75.4%

Number of Stocks: 64
Top 10 Equities: 31.9%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Genentech                                              4.0%                 2.0%
Amgen, Inc.                                            3.9%                 1.0%
Roche Holding A.G                                      3.7%                   --
Wyeth                                                  3.5%                 1.5%
Anthem, Inc.                                           2.9%                 2.9%
Medco Health Solutions, Inc.                           2.9%                   --
Alcon, Inc. (New York Shares)                          2.9%                 2.7%
Caremark Rx, Inc.                                      2.8%                   --
Teva Pharmaceutical Industries,
  Ltd. (ADR)                                           2.7%                 2.8%
Pfizer, Inc.                                           2.6%                 2.1%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                     GLOBAL LIFE
                                       SCIENCES      S&P 500(R)
                                         FUND          INDEX

Medical - Drugs                         33.6%           6.7%
Medical - Biomedical and Genetic        18.6%           1.1%
Medical - Products                       8.9%           2.2%
Therapeutics                             6.8%            --
Medical - HMO                            6.8%           0.7%
Medical Instruments                      6.5%           1.1%
Pharmacy Services                        5.6%           0.1%
Optical Supplies                         4.4%           0.0%
Medical - Generic Drugs                  3.1%           0.0%
Diversified Operations                   1.9%           5.2%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

* The Fund's inception date - 12/31/98.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund emphasizes investments in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

There is no assurance the investment process will consistently lead to successful investing.

4  Janus Global Life Sciences Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.3%
Diagnostic Equipment - 1.1%
   1,064,325    Cytyc Corp.* ................................    $    13,761,722

Diversified Operations - 1.9%
   1,137,700    Tyco International, Ltd. (New York Shares) ..         23,755,176

Drug Delivery Systems - 0.5%
     335,648    Atrix Laboratories, Inc.# ...................          6,743,168

Medical - Biomedical and Genetic - 18.6%
     802,585    Amgen, Inc.* ................................         49,567,650
     309,665    Biogen, Inc.* ...............................         12,532,143
     366,040    Chiron Corp.* ...............................         19,996,765
     611,525    Genentech, Inc.* ............................         50,126,703
     590,655    Genzyme Corp.* ..............................         27,111,065
     748,280    Human Genome Sciences, Inc.*,# ..............         10,408,575
     350,009    ICOS Corp.*,# ...............................         16,352,420
     453,235    IDEC Pharmaceuticals Corp.*,# ...............         15,922,146
     177,250    Invitrogen Corp.*,# .........................         11,271,328
     478,165    Millennium Pharmaceuticals, Inc.* ...........          7,612,387
     747,485    Nektar Therapeutics*,# ......................          9,821,953
     281,530    Protein Design Labs, Inc.*,# ................          3,795,024

                                                                     234,518,159

Medical - Drugs - 33.6%
     396,534    Aventis S.A.** ..............................         20,997,815
     203,360    Biovail Corp. (New York Shares)*,# ..........          4,890,808
     259,870    Celgene Corp.*,# ............................         10,833,980
   1,009,100    Chugai Pharmaceutical Company, Ltd.**,# .....         14,374,409
     292,805    Eli Lilly and Co. ...........................         19,506,669
     631,985    Forest Laboratories, Inc.* ..................         31,605,570
     721,580    GlaxoSmithKline PLC** .......................         15,453,067
     390,820    Ivax Corp.* .................................          7,527,193
   1,500,000    Ligand Pharmaceuticals, Inc.*,ss. ...........         20,670,000
     350,585    MedImmune, Inc.* ............................          9,346,596
     329,986    Novartis A.G.** .............................         12,578,097
     281,314    Novo Nordisk S.A. ...........................         10,118,370
     839,370    OSI Pharmaceuticals, Inc.* ..................         23,502,360
   1,062,230    Pfizer, Inc. ................................         33,566,468
     567,554    Roche Holding A.G.** ........................         46,964,650
     653,188    Sepracor, Inc.* .............................         17,394,396
      25,067    Serono S.A. - Class B** .....................         17,307,523
     967,000    Shionogi and Company, Ltd.**,# ..............         16,228,817
     479,585    SICOR, Inc.* ................................         12,852,878
     602,935    Teva Pharmaceutical Industries, Ltd. (ADR)# .         34,300,972
   1,019,305    Wyeth .......................................         44,992,123

                                                                     425,012,761

Medical - Generic Drugs - 3.1%
     288,477    Barr Laboratories, Inc.* ....................         22,146,380
     240,380    Pharmaceutical Resources, Inc.*,(pound) .....         17,374,666

                                                                      39,521,046

Medical - HMO - 6.8%
     333,285    Aetna, Inc. .................................         19,133,892
     537,055    Anthem, Inc.* ...............................         36,750,673
      65,385    PacifiCare Health Systems, Inc.* ............          3,890,408
     510,135    UnitedHealth Group, Inc. ....................         25,955,669

                                                                      85,730,642

Medical - Hospitals - 1.5%
     877,390    Health Management Associates, Inc. - Class A#         19,434,189

Shares or Principal Amount                                          Market Value
================================================================================
Medical Instruments - 6.5%
     415,200    Boston Scientific Corp.* ....................    $    28,117,343
     358,780    Guidant Corp. ...............................         18,301,368
     379,415    Medtronic, Inc. .............................         17,289,942
     313,175    St. Jude Medical, Inc.* .....................         18,214,258

                                                                      81,922,911

Medical Products - 8.9%
     650,385    Biomet, Inc. ................................         23,322,806
     246,535    EPIX Medical, Inc.*,# .......................          4,563,363
      54,250    INAMED Corp.* ...............................          4,685,573
   3,718,448    Smith & Nephew PLC** ........................         29,594,117
      20,663    Synthes-Stratec, Inc.** .....................         18,970,793
      86,390    Varian Medical Systems, Inc.* ...............          5,523,777
     397,535    Zimmer Holdings, Inc.* ......................         25,366,708

                                                                     112,027,137

Optical Supplies - 4.4%
     654,610    Alcon, Inc. (New York Shares) ...............         36,075,557
     250,400    Allergan, Inc. ..............................         18,935,248

                                                                      55,010,805

Pharmacy Services - 5.6%
   1,398,635    Caremark Rx, Inc.* ..........................         35,035,807
   1,093,935    Medco Health Solutions, Inc.* ...............         36,318,642

                                                                      71,354,449

Therapeutics - 6.8%
     224,520    Amylin Pharmaceuticals, Inc.*,# .............          6,136,132
     488,154    Esperion Therapeutics, Inc.*,# ..............         11,652,236
     545,015    Gilead Sciences, Inc.* ......................         29,746,918
     483,225    MGI Pharma, Inc.*,# .........................         18,149,931
     272,950    Neurocrine Biosciences, Inc.* ...............         12,782,249
     433,360    Vicuron Pharmaceuticals, Inc.*,# ............          7,952,156

                                                                      86,419,622
--------------------------------------------------------------------------------
Total Common Stock (cost $999,344,300) ......................      1,255,211,787
--------------------------------------------------------------------------------
Other Securities - 5.6%
                State Street Navigator Securities Lending
$ 70,422,867      Prime Portfolio (cost $70,422,867)+ .......         70,422,867
--------------------------------------------------------------------------------
Repurchase Agreement - 1.0%
  12,600,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $12,601,124
                  collateralized by $51,948,262
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $12,852,039
                  (cost $12,600,000) ........................         12,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,082,367,167) - 105.9% ......      1,338,234,654
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (5.9)%     (74,015,015)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,264,219,639
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

                            Janus Global Life Sciences Fund  October 31, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.8%          $    23,755,176
Canada                                             0.4%                4,890,808
Denmark                                            0.7%               10,118,370
France                                             1.6%               20,997,815
Israel                                             2.5%               34,300,972
Japan                                              2.3%               30,603,226
Switzerland                                        9.8%              131,896,620
United Kingdom                                     3.4%               45,047,184
United States++                                   77.5%            1,036,624,483
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,338,234,654

++Includes Short-Term Securities (71.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/16/04           8,600,000    $    14,400,852    $      (717,052)
Euro 3/26/04                    5,600,000          6,481,750            (90,526)
Japanese Yen 3/26/04        1,550,000,000         14,174,277           (215,218)
Swiss Franc 3/26/04             2,300,000          1,729,323            (20,683)
Swiss Franc 4/16/04            41,500,000         31,219,439             120,238
--------------------------------------------------------------------------------
Total                                        $    68,005,641    $      (923,241)

See Notes to Schedule of Investments and Financial Statements.

6  Janus Global Life Sciences Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost(1)                                              $  1,082,367

Investments at value(1)                                             $  1,338,235
  Cash                                                                     1,597
  Receivables:
    Investments sold                                                       3,746
    Fund shares sold                                                         208
    Dividends                                                                638
    Interest                                                                  11
  Other assets                                                                23
  Variation Margin                                                            --
  Forward currency contracts                                                 120
--------------------------------------------------------------------------------
Total Assets                                                           1,344,578
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                            70,423
    Investments purchased                                                  5,497
    Fund shares repurchased                                                2,053
    Advisory fees                                                            708
    Transfer agent fees and expenses                                         379
    Administrative fees                                                       --
    Service fees                                                              --
    Tax Liability                                                             --
  Accrued expenses                                                           255
  Forward currency contracts                                               1,043
--------------------------------------------------------------------------------
Total Liabilities                                                         80,358
--------------------------------------------------------------------------------
Net Assets                                                          $  1,264,220
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                             2,260,539
  Undistributed net investment income/(loss)*                                 --
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                               (1,251,278)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    254,959
--------------------------------------------------------------------------------
Total Net Assets                                                    $  1,264,220
--------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           86,517
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      14.61
--------------------------------------------------------------------------------

*See Note 3 in the Notes to the Financial Statements.

(1) Investments at cost and value include $68,704,646 of securities loaned for Janus Global Life Sciences Fund (Note 1).

See Notes to Financial Statements.

                            Janus Global Life Sciences Fund  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2003
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $        300
  Securities lending income                                                   51
  Dividends                                                                9,224
  Dividends from affiliates                                                   --
  Foreign tax withheld                                                     (513)
--------------------------------------------------------------------------------
Total Investment Income                                                    9,062
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            8,425
  Transfer agent fees and expenses                                         3,558
  Registration fees                                                           53
  Postage and mailing expenses                                               226
  Custodian fees                                                             218
  Printing expenses                                                          330
  Audit fees                                                                  20
  Trustees' fees and expenses                                                 15
  Administrative fees                                                         --
  Interest expense                                                             3
  Other expenses                                                              29
--------------------------------------------------------------------------------
Total Expenses                                                            12,877
--------------------------------------------------------------------------------
Expense and Fee Offset                                                     (134)
--------------------------------------------------------------------------------
Net Expenses                                                              12,743
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                            --
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                  12,743
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (3,681)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (83,778)
  Net realized gain/(loss) from foreign currency transactions            (8,002)
  Net realized gain/(loss) from futures contracts                             --
  Net realized gain/(loss) from short sales                                (790)
  Net realized gain/(loss) from options                                  (7,563)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     270,947
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   170,814
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    167,133
--------------------------------------------------------------------------------

See Notes to Financial Statements.

8  Janus Global Life Sciences Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $    (3,681)     $    (8,168)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (100,133)        (251,135)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    270,947        (254,581)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         167,133        (513,884)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --               --
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --               --
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            64,423          129,432
  Redemption fees                                                            44              N/A
  Reinvested dividends and distributions                                     --               --
  Shares repurchased                                                  (357,103)        (640,911)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (292,636)        (511,479)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (125,503)      (1,025,363)
Net Assets:
  Beginning of period                                                 1,389,723        2,415,086
------------------------------------------------------------------------------------------------
  End of period                                                    $  1,264,220     $  1,389,723
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $  1,717,055     $  1,389,827
    Proceeds from sales of securities                                 1,989,809        1,933,538
    Purchases of long-term U.S. government obligations                       --               --
    Proceeds from sales of long-term U.S. government obligations             --               --

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                            Janus Global Life Sciences Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year or period ended October 31               2003            2002            2001            2000         1999(2)

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      12.82    $      16.96    $      22.41    $      11.97    $      10.00
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                         --              --              --             .02              --
  Net gains/(losses) on securities
    (both realized and unrealized)                   1.79          (4.14)          (5.43)           10.42            1.97
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.79          (4.14)          (5.43)           10.44            1.97
-------------------------------------------------------------------------------------------------------------------------
Distributions and Other:
  Dividends (from net investment income)*              --              --           (.02)              --              --
  Distributions (from capital gains)*                  --              --              --              --              --
  Redemption fees                                      --(3)          N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                          --              --           (.02)              --              --
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      14.61    $      12.82    $      16.96    $      22.41    $      11.97
-------------------------------------------------------------------------------------------------------------------------
Total Return**                                     13.87%        (24.35)%        (24.26)%          87.22%          19.70%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  1,264,220    $  1,389,723    $  2,415,086    $  4,267,458    $    344,436
Average Net Assets for the Period
  (in thousands)                             $  1,296,095    $  1,927,734    $  2,957,777    $  2,987,158    $    227,552
Ratio of Gross Expenses to
  Average Net Assets***(1)                          0.99%           0.89%           0.93%           0.97%           1.21%
Ratio of Net Expenses to
  Average Net Assets***(1)                          0.98%           0.88%           0.91%           0.94%           1.19%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (0.28)%         (0.42)%         (0.32)%           0.14%         (0.41)%
Portfolio Turnover Rate***                           135%             73%             84%            147%            235%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
(3) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended October 31, 2003.
  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.

See Notes to Financial Statements.

10  Janus Global Life Sciences Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

S&P 500(R) Index              The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

Morgan Stanley Capital        Is a market capitalization weighted index composed
International World IndexSM   of companies representative of the market
                              structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Capital        Is a market capitalization weighted index composed
International EAFE(R)         of companies representative of the market Index
                              structure of 21 Developed Market countries in Europe, Australasia and the Far East.

ADR                           American Depository Receipt

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange

PLC                           Public Limited Company

*         Non-income-producing security
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
# Loaned security, a portion or all of the security is on loan at October 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).

ss. SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                       Value as
                             Acquisition   Acquisition                   % of
                                 Date          Cost        Value      Net Assets
--------------------------------------------------------------------------------
Ligand Pharmaceuticals, Inc.    7/2/03     $17,250,000  $20,670,000      1.6%
--------------------------------------------------------------------------------

The Fund has registration rights for certain restricted securities held as of October 31, 2003. The issuer incurs all registration costs.

(pound) The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2003.

                                       Purchases                     Sales               Realized       Dividend      Market Value
                                  Shares       Cost           Shares        Cost        Gain/(Loss)      Income        at 10/31/03
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceutical Resources, Inc.      --          --          1,167,855    $31,532,085    $1,221,537          --        $17,374,666
-----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                           Janus Global Life Sciences Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Global Life Sciences Fund (the "Fund") is a series fund. The Fund is part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the Fund had on loan securities with a value of $68,704,646.

As of October 31, 2003 the Fund received cash collateral of $70,422,867, in accordance with securities lending activity. The cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio.

The borrower pays fees at the Fund's direction to its lending agent. The lending agent may retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Fund's portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. The Fund did not participate in interfund lending during the fiscal year ended October 31, 2003.

During the fiscal year ended October 31, 2003, the Fund borrowed cash at a weighted average rate ranging from 1.275% to 1.394% and interest expense amounted to $2,694. As of October 31, 2003, there were no outstanding borrowing or lending arrangements for the Fund.

12  Janus Global Life Sciences Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FORWARD CURRENCY TRANSACTIONS
The Fund may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable).

OPTIONS CONTRACTS
The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations. The Fund had $6,450,500 realized losses for written options during the fiscal year ended October 31, 2003.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the fiscal year ended October 31, 2003 was as follows:

                                                       Number          Amount
Call Options                                         of Options     of Premiums
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Options outstanding at October 31, 2002                    --                --
Options written                                         9,678       $ 1,795,917
Options closed or expired                              (9,678)      (1,795,917)
Options exercised                                          --                --
Options outstanding at October 31, 2003                    --                --
--------------------------------------------------------------------------------

                           Janus Global Life Sciences Fund  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

SHORT SALES
The Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that the Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. During the fiscal year ended October 31, 2003, this Fund participated in short sales. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). A Fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

14  Janus Global Life Sciences Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

A 1.00% redemption fee may be imposed on shares of the Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees for the Fund were $43,533 for the fiscal year ended October 31, 2003. The redemption fee will increase to 2.00%, effective March 1, 2004.

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Fund for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

     DST Securities, Inc.               Fund
         Commissions                  Expense
            Paid                     Reduction             DST Systems Cost
--------------------------------------------------------------------------------
          $40,200                     $30,158                  $721,130
--------------------------------------------------------------------------------

                           Janus Global Life Sciences Fund  October 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2011.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                              Undistributed   Undistributed                       Other Book        Net Tax
                                Ordinary        Long-Term      Accumulated          to Tax        Appreciation/
Fund                             Income           Gains       Capital Losses      Differences    (Depreciation)
---------------------------------------------------------------------------------------------------------------
International/Global
Janus Global Life Sciences Fund    --              --        $(1,233,439,542)       $14,429       $237,106,220
---------------------------------------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                            Federal Tax         Unrealized         Unrealized
Fund                           Cost            Appreciation      (Depreciation)
--------------------------------------------------------------------------------
International/Global
Janus Global Life
  Sciences Fund           $ 1,101,128,434    $   261,432,609    $   (24,326,389)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2003    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
International/Global
Janus Global Life
  Sciences Fund                 --              --              --          $(3,594,758)
-----------------------------------------------------------------------------------------

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2002    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
International/Global
Janus Global Life
  Sciences Fund                 --              --              --          $(8,130,926)
-----------------------------------------------------------------------------------------

16  Janus Global Life Sciences Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.   CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)
                                                           2003             2002
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                             4,862            8,508
  Reinvested distributions                                   --               --
--------------------------------------------------------------------------------
Total                                                     4,862            8,508
--------------------------------------------------------------------------------
  Shares Repurchased                                   (26,780)         (42,472)
Net Increase/(Decrease) in Fund Shares                 (21,918)         (33,964)
Shares Outstanding, Beginning of Period                 108,435          142,399
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                        86,517          108,435
--------------------------------------------------------------------------------

5.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                           Janus Global Life Sciences Fund  October 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Life Sciences Fund (one of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

18  Janus Global Life Sciences Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                           Janus Global Life Sciences Fund  October 31, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)(continued)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

20  Janus Global Life Sciences Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                           Janus Global Life Sciences Fund  October 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs (since               and NeoCore Corp.
Denver, CO 80206                                            2002). Formerly, Distinguished Visiting
Age 59                                                      Professor of Business (2001-2002),
                                                            Thunderbird (American Graduate
                                                            School of International Management),
                                                            Phoenix, AZ; and Principal (1988-
                                                            1999) of Phillips-Smith Retail Group,
                                                            Addison, TX (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

22  Janus Global Life Sciences Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

                           Janus Global Life Sciences Fund  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Thomas R. Malley         Executive Vice President     11/98-Present        Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Global Life                                 accounts.
Age 34                   Sciences Fund

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

24  Janus Global Life Sciences Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                           Janus Global Life Sciences Fund  October 31, 2003  25

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26  Janus Global Life Sciences Fund  October 31, 2003
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                           Janus Global Life Sciences Fund  October 31, 2003  27
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28  Janus Global Life Sciences Fund  October 31, 2003
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                           Janus Global Life Sciences Fund  October 31, 2003  29

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30  Janus Global Life Sciences Fund  October 31, 2003

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                           Janus Global Life Sciences Fund  October 31, 2003  31

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32  Janus Global Life Sciences Fund  October 31, 2003

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                           Janus Global Life Sciences Fund  October 31, 2003  33

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        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.


                 GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

                 VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                      GL59-12/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS GLOBAL TECHNOLOGY FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................     8

     Statement of Operations ........................................     9

     Statement of Changes in Net Assets .............................    10

     Financial Highlights ...........................................    11

     Notes to Schedule of Investments ...............................    12

     Notes to Financial Statements ..................................    13

     Report of Independent Auditors .................................    20

     Explanation of Charts, Tables and Financial Statements .........    21

     Trustees and Officers ..........................................    23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr               Anita Falicia                    Girard Miller

/s/ Loren Starr           /s/ Anita Falicia                /s/ Girard Miller

Vice President and        Vice President, Treasurer and    President and Chief
Chief Financial Officer,  Principal Accounting Officer,    Executive Officer,
Janus Investment Fund     Janus Investment Fund            Janus Investment Fund

Past Performance is no guarantee of future results.

                               Janus Global Technology Fund  October 31, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

[PHOTO]
Mike Lu
portfolio manager

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Global Technology Fund gained 41.08%, while its benchmark, the S&P 500(R) Index, returned 20.79%.(1) This performance gave the Fund a third-quartile ranking based on total return, placing it 242nd out of 331 science and technology funds tracked by Lipper, Inc.
- A Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Mirroring equity markets in the U.S., foreign markets closed out the fiscal year higher. The period started on a positive note as most international stock markets staged a comeback after hitting multi-year lows in early October 2002. Global economic data and sentiment among corporate leadership was decidedly mixed, however, suggesting that gains were driven more by a shift in investor psychology than a noticeable improvement in the business climate. As the new year commenced, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November 2002. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar continued to weaken against a number of foreign currencies, most notably the euro, which remained a source of volatility despite the brighter economic outlook.

As the fiscal year wrapped up, the Morgan Stanley Capital International World Index posted a 23.71% gain, while the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index soared 27.03%.(1) Turning to individual countries, Japan emerged as one of the world's best-performing industrialized markets as the country's long-moribund economy gained momentum and reform efforts seemed finally to take root. Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher. All three popular U.S. equity market indices finished in positive territory as well. The Dow Jones Industrial Average ended the period up 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1)

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Although I was encouraged by market gains during the period, there were times when I questioned their sustainability due to concerns over end-demand strength and follow-through given the mix of economic data throughout the year. As such, I continued to base my investment decisions on our fundamental analysis and end-demand research performed at the company level. Upon detecting signs of improving fundamentals as expressed via end-demand growth at some of these companies, I'd often increase my exposure. However, in cases where a company's outlook remained clouded, I opted to wait for more concrete proof of a sustainable turnaround in business.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? The Fund's top contributor for the period was U.S.-based online retailer Amazon.com, which aided our performance significantly. Electronic Arts, a gaming software maker headquartered in the U.S., also posted strong results, as did U.S. chipmakers Marvell Technology Group and Texas Instruments. Yahoo Japan, which stands out as that country's top provider of Internet-related services, completed our list of top-five performers. All of these firms benefited from increased customer-spending and end-demand growth during this period.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Amazon.com, Inc.
   Electronic Arts, Inc.
   Marvell Technology Group
   Texas Instruments, Inc.
   Yahoo Japan Corp.
--------------------------------------------------------------------------------

2  Janus Global Technology Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. WHICH HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?
Intuit, the maker of financial management software programs including QuickBooks and TurboTax, proved to be our biggest detractor, followed by video game and PC accessories retailer Electronics Boutique. Both companies are headquartered in the U.S. Other disappointments included U.S. defense contractor Lockheed Martin Corp. and Japan's Sony Corp., which produces consumer electronics and distributes media content on a worldwide basis. Finally, Automatic Data Processing, a provider of payroll and human resources services located in the U.S., also proved to be a significant detractor for the 12-month period.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Intuit, Inc.
   Electronics Boutique
   Lockheed Martin Corp.
   Sony Corp.
   Automatic Data Processing
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
As a technology-focused fund, it's not surprising that the information technology sector accounted for a vast majority of the Fund's assets and therefore its returns. However, the performance of other sectors may stand out in any given period. For example, our exposure to consumer discretionary stocks also outweighed that of our benchmark and allowed that sector to contribute significantly to our results. This is in keeping with our end-demand research indicating strength in consumer disposable spending. Meanwhile, our relatively underweight positions in the semiconductor sector detracted from performance as stock prices in the sector ramped ahead of improving performance.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
As a global fund, we seek out technology companies from around the world. That flexibility often leaves us underweight relative to our U.S.-dominated benchmark, the S&P 500(R) Index, which is comprised almost entirely of U.S. stocks. Still, a significant portion of the Fund's assets are invested in the U.S., making American investments as a group the single largest contributor to performance. This year, however, good stock selection also allowed our U.S. exposure to shine on a relative basis as our individual stock picks collectively performed better than those included in our passive benchmark.

Meanwhile, we were overweight in Japan, a country in which the benchmark is not invested. That worked to our advantage and allowed Japan to emerge as the second-biggest positive contributor to overall results on both an absolute and relative basis. On the other hand, our exposure to Singapore and India - two areas to which our benchmark lacks exposure - detracted slightly from performance as our investments there declined.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?
Our goal of keeping the Fund "currency neutral" hurt performance relative to our unhedged benchmark index.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
After nearly three years of declining technology spending and deferred projects, I believe we will see signs of corporate IT budget growth in 2004. This belief is further supported by our end-demand research into technology needs and the pending expiration of technology tax credits. However, I do not expect to see a dramatic snap back in IT spending, but a more gradual rise as corporations continue to keep a tight rein on expenses. Thus, we will continue with our focus on end-demand research, identifying companies whose products and services most satisfy the IT needs of their customers. My portfolio decisions will continue to be shaped by the fruits of such research.

[GRAPH]

Janus Global Technology Fund $10,670
S&P 500(R) Index $9,154

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Technology Fund ($10,670) as compared to the S&P 500 Index ($9,154).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE        SINCE
                                    TO-DATE       YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Global Technology Fund         45.61%      41.08%       1.35%
--------------------------------------------------------------------------------
S&P 500(R) Index                     21.19%      20.79%     (1.81)%
--------------------------------------------------------------------------------

                               Janus Global Technology Fund  October 31, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
Investing in a broad range of companies that the manager believes will benefit from the latest advancements in technology, this nondiversified fund focuses on what the manager believes to be today's market industry leaders as well as tomorrow's.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 0.9%

Corporate Bonds - Domestic - 1.6%

Cash and Cash Equivalents - 1.7%

Common Stock - Foreign - 43.5%

Common Stock - Domestic - 52.3%

Number of Bonds: 4
Number of Stocks: 99
Top 10 Equities: 29.6%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Electronic Arts, Inc.                                  4.8%                 6.4%
Amazon.com, Inc.                                       3.9%                 2.5%
Nokia Oyj (ADR)                                        3.9%                 6.6%
Texas Instruments, Inc.                                3.0%                 1.7%
Intuit, Inc.                                           2.7%                 5.9%
Hon Hai Precision Industry
  Company, Ltd.                                        2.4%                 2.0%
Dell, Inc.                                             2.3%                 2.0%
Atos Origin S.A                                        2.3%                 0.8%
Microsoft Corp.                                        2.2%                 6.1%
Samsung Electronics Company, Ltd.                      2.1%                 1.9%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                     JANUS GLOBAL
                                      TECHNOLOGY     S&P 500(R)
                                         FUND          INDEX

Electronic Components-Semiconductors    10.6%           3.4%
Telecommunication Equipment              7.9%           0.3%
Computers                                6.5%           3.5%
Applications Software                    6.3%           3.2%
Semiconductor Components/
  Integrated Circuits                    6.1%           0.5%
Semiconductor Equipment                  5.2%           0.6%
Entertainment Software                   4.8%           0.2%
Computers - Peripheral Equipment         4.7%           0.1%
Computer Services                        4.0%           0.3%
E-Commerce/Products                      3.9%           0.4%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

* The Fund's inception date - 12/31/98.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

4  Janus Global Technology Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 95.8%
Aerospace and Defense - 1.1%
     671,387    Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) ....................    $    17,422,493

Applications Software - 5.5%
     898,620    Intuit, Inc.* ...............................         44,913,028
   1,412,325    Microsoft Corp. .............................         36,932,299
   1,605,002    Misys PLC** .................................          8,191,285

                                                                      90,036,612

Audio and Video Products - 1.3%
     131,000    Pioneer Corp.* ..............................          3,265,020
     819,245    Thomson** ...................................         17,257,476

                                                                      20,522,496

Automotive - Cars and Light Trucks - 1.6%
   2,429,000    Nissan Motor Company, Ltd.**,# ..............         27,220,885

Broadcast Services and Programming - 0.4%
     657,295    Liberty Media Corp. - Class A* ..............          6,632,107

Cable Television - 0.6%
     270,060    EchoStar Communications Corp. - Class A* ....         10,348,699

Cellular Telecommunications - 1.0%
     736,100    China Mobile, Ltd. (ADR)# ...................         10,430,537
   2,949,757    Vodafone Group PLC** ........................          6,194,443

                                                                      16,624,980

Computer Aided Design - 0.4%
     144,259    Dassault Systemes S.A.** ....................          6,121,263

Computer Services - 4.0%
     568,824    Atos Origin S.A.*,**,# ......................         37,957,281
   5,527,871    LogicaCMG PLC** .............................         28,727,963

                                                                      66,685,244

Computers - 6.5%
   2,035,000    Acer, Inc. ..................................          2,994,848
   4,488,000    Compal Electronics, Inc. ....................          6,803,000
   1,061,080    Dell, Inc.* .................................         38,326,209
     456,025    Hewlett-Packard Co. .........................         10,173,918
     319,490    IBM Corp. ...................................         28,587,965
  25,102,000    Legend Group, Ltd.**,# ......................         12,121,589
   3,322,000    Quanta Computer, Inc. .......................          9,044,442

                                                                     108,051,971

Computers - Integrated Systems - 1.3%
     365,125    Diebold, Inc. ...............................         20,834,033

Computers - Memory Devices - 2.3%
   1,460,125    EMC Corp.* ..................................         20,208,130
     496,445    VERITAS Software Corp.* .....................         17,946,487

                                                                      38,154,617

Computers - Peripheral Equipment - 4.7%
   1,437,623    Chi Mei Optoelectronics
                  Corp. (GDR) (144A)ss. .....................         17,869,654
   8,766,852    Hon Hai Precision Industry Company, Ltd. ....         39,221,813
     503,898    Logitech International S.A.* ................         20,188,221

                                                                      77,279,688

E-Commerce/Products - 3.9%
   1,191,860    Amazon.com, Inc.* ...........................         64,861,021

E-Commerce/Services - 1.7%
     417,785    eBay, Inc.* .................................         23,370,893
      86,180    Internet Auction Company, Ltd.*,** ..........          4,041,394

                                                                      27,412,287

Shares or Principal Amount                                          Market Value
================================================================================
Electric Products - Miscellaneous - 3.2%
     256,190    LG Electronics, Inc.** ......................    $    13,269,494
      87,520    Samsung Electronics Company, Ltd.** .........         34,756,568
   1,328,000    Toshiba Corp.** .............................          5,327,221

                                                                      53,353,283

Electronic Components - Miscellaneous - 3.0%
      58,910    KH Vatec Company, Ltd.** ....................          2,807,371
   1,043,607    Koninklijke (Royal) Philips Electronics N.V.**        28,134,748
     677,000    NEC Corp.** .................................          5,979,597
     127,960    Samsung SDI Company, Ltd.** .................         13,190,637

                                                                      50,112,353

Electronic Components - Semiconductors - 10.1%
     346,995    Advanced Micro Devices, Inc.*,# .............          5,274,324
   5,441,014    ARM Holdings PLC*,** ........................         10,479,644
     550,750    Broadcom Corp. - Class A* ...................         17,596,463
     465,855    Intel Corp. .................................         15,396,508
     378,365    Intersil Corp. - Class A ....................          9,758,033
     876,545    Micron Technology, Inc.*,# ..................         12,569,655
     361,677    STMicroelectronics N.V.** ...................          9,628,567
     763,920    STMicroelectronics N.V. (New York Shares)** .         20,350,829
   1,712,805    Texas Instruments, Inc. .....................         49,534,321
     509,840    Xilinx, Inc.* ...............................         16,161,928

                                                                     166,750,272

Electronic Design Automation - 1.8%
   1,048,000    Cadence Design Systems, Inc.* ...............         16,128,720
     449,020    Synopsys, Inc.* .............................         14,242,914

                                                                      30,371,634

Electronic Forms - 0.4%
     162,995    Adobe Systems, Inc.# ........................          7,145,701

Electronic Measuring Instruments - 1.2%
     265,200    Advantest Corp.**,# .........................         19,757,020

Enterprise Software/Services - 1.6%
     109,835    BMC Software, Inc.* .........................          1,908,932
     291,840    Business Objects S.A. (ADR)*,# ..............          9,589,863
     224,625    Computer Associates International, Inc. .....          5,283,180
     501,740    Oracle Corp.* ...............................          6,000,810
      27,599    SAP A.G.** ..................................          4,000,968

                                                                      26,783,753

Entertainment Software - 4.8%
     798,415    Electronic Arts, Inc.* ......................         79,075,022

Internet Connectivity Services - 0.3%
     317,815    NDS Group PLC (ADR)* ........................          5,564,941

Internet Security - 1.5%
     625,410    Check Point Software Technologies, Ltd.* ....         10,625,716
     216,365    Symantec Corp.*,# ...........................         14,420,727

                                                                      25,046,443

Medical Instruments - 0.7%
     248,445    Medtronic, Inc. .............................         11,321,639

Miscellaneous Manufacturing - 0.1%
      55,264    Applied Films Corp. .........................          1,732,526

Multimedia - 0.3%
     353,890    Time Warner, Inc.* ..........................          5,410,978

Networking Products - 1.9%
   1,286,979    Cisco Systems, Inc.* ........................         27,000,820
     298,483    NETGEAR, Inc.*,# ............................          4,303,826
   2,307,692    Yipes Communication Group, Inc.*,(sigma),ss.,
                  (pound)                                                      0

                                                                      31,304,646

See Notes to Schedule of Investments and Financial Statements.

                               Janus Global Technology Fund  October 31, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Office Automation and Equipment - 1.3%
     450,000    Canon, Inc.** ...............................    $    21,776,504

Security Services - 0.5%
     384,485    Kroll, Inc.*,# ..............................          8,943,121

Semiconductor Components/Integrated Circuits - 6.1%
     396,700    Emulex Corp.* ...............................         11,234,544
     740,145    Marvell Technology Group, Ltd.* .............         32,470,161
     509,760    Maxim Integrated Products, Inc. .............         25,340,170
     147,700    NEC Electronics Corp.*,** ...................         11,366,189
   1,341,000    Novatek Microelectronics Corporation, Ltd. ..          4,223,310
   6,519,960    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ............................         12,857,607
     580,355    Vitesse Semiconductor Corp.*,# ..............          4,085,699

                                                                     101,577,680

Semiconductor Equipment - 5.2%
     732,120    Applied Materials, Inc.*,# ..................         17,109,644
     426,735    KLA-Tencor Corp.* ...........................         24,464,718
     255,110    Novellus Systems, Inc.* .....................         10,533,492
   2,851,000    Siliconware Precision Industries Co.* .......          2,727,225
     666,025    Teradyne, Inc.*,# ...........................         15,172,050
     230,800    Tokyo Electron, Ltd.** ......................         16,543,448

                                                                      86,550,577

Telecommunication Equipment - 7.9%
   1,148,000    Alcatel S.A. (ADR)*,# .......................         15,130,640
     230,145    Harris Corp.* ...............................          8,565,997
     252,900    Nokia Oyj** .................................          4,295,407
   3,508,395    Nokia Oyj (ADR)** ...........................         59,607,631
   1,144,000    Oki Electric Industry Company, Ltd.*,** .....          5,067,795
     372,070    People & Telecommunication** ................          2,320,132
     376,600    Telefonaktiebolaget LM Ericsson (ADR) .......          6,432,328
     941,930    UTStarcom, Inc.*,# ..........................         29,670,795

                                                                     131,090,725

Telecommunication Equipment - Fiber Optics - 0.7%
   1,011,850    CIENA Corp.* ................................          6,485,958
     460,405    Corning, Inc.* ..............................          5,055,247

                                                                      11,541,205

Telecommunication Services - 1.1%
     416,940    Amdocs, Ltd. (New York Shares)* .............          8,947,532
  27,826,000    China Telecom Corporation, Ltd.** ...........          9,226,734

                                                                      18,174,266

Television - 0.9%
   1,375,893    British Sky Broadcasting Group PLC*,** ......         14,942,920

Toys - 0.9%
     714,160    Mattel, Inc. ................................         13,826,138

Web Portals/Internet Service Providers - 3.2%
       1,556    Yahoo Japan Corp.*,**,# .....................         23,070,724
     690,414    Yahoo!, Inc.* ...............................         30,171,091

                                                                      53,241,815

Wireless Equipment - 0.8%
     283,440    QUALCOMM, Inc. ..............................         13,463,400
--------------------------------------------------------------------------------
Total Common Stock (cost $1,133,996,838) ....................      1,587,066,958
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 1.6%
Applications Software - 0.8%
$ 14,630,000    Mercury Interactive Corp., 4.75%
                  convertible notes, due 7/1/07 (144A)ss. ...    $    14,556,850

Electronic Components - Semiconductors - 0.5%
   7,825,000    International Rectifier Corp., 4.25%
                  convertible subordinated notes
                  due 7/15/07 ...............................          7,668,500

Networking Products - 0%
  31,700,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated debentures
                  due 5/1/03 (144A)(omega),(delta),(sigma),ss.                 0

Telecommunication Equipment - Fiber Optics - 0.3%
   4,845,000    CIENA Corp., 3.75%
                  convertible senior notes, due 2/1/08 ......          4,227,263
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $51,544,828) ....................         26,452,613
--------------------------------------------------------------------------------
Preferred Stock - 0.9%
Wireless Equipment - 0.9%
     363,860    Crown Castle International Corp.
                  convertible, 6.25%# (cost $18,193,000) ....         15,418,568
--------------------------------------------------------------------------------
Other Securities - 7.6%
                State Street Navigator Securities Lending
$125,279,011      Prime Portfolio (cost $125,279,011)+ ......        125,279,011
--------------------------------------------------------------------------------
Repurchase Agreement - 1.1%
  17,500,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $17,501,560
                  collateralized by $72,150,364
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $17,850,054
                  (cost $17,500,000) ........................         17,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,346,513,677) - 107.0% ......      1,771,717,150
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (7.0)%    (115,986,284)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,655,730,866
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

6  Janus Global Technology Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.8%          $    32,470,161
Brazil                                             1.0%               17,422,493
China                                              0.5%                9,226,734
Finland                                            3.6%               63,903,038
France                                             4.9%               86,056,523
Germany                                            0.2%                4,000,968
Hong Kong                                          1.3%               22,552,126
Israel                                             0.6%               10,625,716
Japan                                              7.9%              139,374,403
Netherlands                                        3.3%               58,114,144
South Korea                                        4.0%               70,385,596
Sweden                                             0.4%                6,432,328
Switzerland                                        1.1%               20,188,221
Taiwan                                             5.4%               95,741,899
United Kingdom                                     4.7%               83,048,728
United States++                                   59.3%            1,052,174,072
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,771,717,150

++Includes Short-Term Securities (51.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04           2,400,000    $     4,025,679    $      (104,799)
British Pound 4/16/04          10,300,000         17,247,532           (981,152)
Euro 3/26/04                   56,300,000         65,164,733           (730,746)
Euro 4/16/04                    2,000,000          2,313,581               4,419
Hong Kong Dollar
  9/27/04                     195,000,000         25,150,293              36,997
Japanese Yen 3/26/04        2,000,000,000         18,289,390           (277,701)
Japanese Yen 4/16/04        2,300,000,000         21,047,867              72,427
South Korean Won
  11/12/03                 27,300,000,000         23,047,699           (341,029)
--------------------------------------------------------------------------------
Total                                        $   176,286,774    $    (2,321,584)

See Notes to Schedule of Investments and Financial Statements.

                               Janus Global Technology Fund  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost(1)                                              $  1,346,514

Investments at value(1)                                             $  1,771,717
  Cash                                                                       914
  Receivables:
    Investments sold                                                      14,892
    Fund shares sold                                                       1,193
    Dividends                                                                811
    Interest                                                                 409
  Other assets                                                                22
  Variation Margin                                                            --
  Forward currency contracts                                                 114
--------------------------------------------------------------------------------
Total Assets                                                           1,790,072
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                           125,279
    Investments purchased                                                  3,505
    Fund shares repurchased                                                1,434
    Advisory fees                                                            892
    Transfer agent fees and expenses                                         487
    Administrative fees                                                       --
    Service fees                                                              --
    Tax Liability                                                             --
  Accrued expenses                                                           309
  Forward currency contracts                                               2,435
--------------------------------------------------------------------------------
Total Liabilities                                                        134,341
--------------------------------------------------------------------------------
Net Assets                                                          $  1,655,731
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                             4,183,801
  Undistributed net investment income/(loss)*                            (3,001)
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                               (2,947,925)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    422,856
--------------------------------------------------------------------------------
Total Net Assets                                                    $  1,655,731
--------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          158,574
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      10.44
--------------------------------------------------------------------------------

* See Note 3 in the Notes to the Financial Statements.
(1) Investments at cost and value include $120,776,833 of securities loaned for Janus Global Technology Fund (Note 1).

See Notes to Financial Statements.

8  Janus Global Technology Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2003
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      2,629
  Securities lending income                                                  152
  Dividends                                                                8,547
  Dividends from affiliates                                                    1
  Foreign tax withheld                                                     (810)
--------------------------------------------------------------------------------
Total Investment Income                                                   10,519
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            8,661
  Transfer agent fees and expenses                                         4,300
  Registration fees                                                           15
  Postage and mailing expenses                                               332
  Custodian fees                                                             292
  Printing expenses                                                          501
  Audit fees                                                                  40
  Trustees' fees and expenses                                                 16
  Administrative fees                                                         --
  Other expenses                                                              35
--------------------------------------------------------------------------------
Total Expenses                                                            14,192
--------------------------------------------------------------------------------
Expense and Fee Offset                                                      (75)
--------------------------------------------------------------------------------
Net Expenses                                                              14,117
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                            --
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                  14,117
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (3,598)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (65,040)
  Net realized gain/(loss) from foreign currency transactions           (14,225)
  Net realized gain/(loss) from futures contracts                             --
  Net realized gain/(loss) from short sales                                   --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     568,437
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   489,172
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    485,574
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                               Janus Global Technology Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $    (3,598)     $    (2,702)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (79,265)        (832,968)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    568,437          199,849
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         485,574        (635,821)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --               --
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --               --
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           217,601          280,776
  Redemption fees                                                           102              N/A
  Shares issued in connection with Acquisition*                          22,322              N/A
  Reinvested dividends and distributions                                     --               --
  Shares repurchased                                                  (319,382)        (671,132)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (79,357)        (390,356)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   406,217      (1,026,177)
Net Assets:
  Beginning of period                                                 1,249,514        2,275,691
------------------------------------------------------------------------------------------------
  End of period                                                    $  1,655,731     $  1,249,514
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $    612,319     $  1,095,348
    Proceeds from sales of securities                                   609,191        1,201,259
    Purchases of long-term U.S. government obligations                       --               --
    Proceeds from sales of long-term U.S. government obligations             --               --

*See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Global Technology Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year or period ended October 31               2003            2002            2001            2000         1999(1)

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       7.41    $      10.83    $      27.44    $      20.95    $      10.00
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        --(2)         (.01)             .36           (.02)              --
  Net gains/(losses) on securities
    (both realized and unrealized)                   3.03          (3.41)         (16.64)            6.71           10.95
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     3.03          (3.42)         (16.28)            6.69           10.95
-------------------------------------------------------------------------------------------------------------------------
Distributions and Other:
  Dividends (from net investment income)*              --              --           (.16)           (.02)              --
  Distributions (from capital gains)*                  --              --              --           (.18)              --
  Tax return of capital*                               --              --           (.17)              --              --
  Redemption fees                                      --(4)          N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                          --              --           (.33)           (.20)              --
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      10.44    $       7.41    $      10.83    $      27.44    $      20.95
-------------------------------------------------------------------------------------------------------------------------
Total Return**                                     41.08%        (31.67)%        (59.95)%          31.99%         109.40%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  1,655,731    $  1,249,514    $  2,275,691    $  7,564,492    $  3,334,514
Average Net Assets for the Period
  (in thousands)                             $  1,332,510    $  1,906,518    $  4,009,850    $  8,883,777    $  1,265,552
Ratio of Gross Expenses to
  Average Net Assets***(3)                          1.07%           0.96%           0.92%           0.91%           1.04%
Ratio of Net Expenses to
  Average Net Assets***(3)                          1.06%           0.94%           0.90%           0.90%           1.02%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (0.27)%         (0.14)%           0.55%           0.17%         (0.11)%
Portfolio Turnover Rate***                            48%             66%             60%             47%             31%

(1)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended October 31, 2003.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended October 31, 2003.
  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                              Janus Global Technology Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

S&P 500(R) Index              The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

Morgan Stanley Capital        Is a market capitalization weighted index composed
International World IndexSM   of companies representative of the market
                              structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Capital        Is a market capitalization weighted index composed
International EAFE(R) Index   of companies representative of the market
                              structure of 21 Developed Market countries in Europe, Australasia and the Far East.

Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

ADR                           American Depository Receipt

GDR                           Global Depository Receipt

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange.

PLC                           Public Limited Company

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

*         Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
(omega)   Rate is subject to change. Rate shown reflects current rate.
(delta) Security is a defaulted security with accrued interest in the amount of $1,268,000 that was written-off December 10, 2001.
# Loaned security, a portion or all of the security is on loan at October 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).
(sigma)   Fair valued security.

ss. SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                        Value as
                                            Acquisition   Acquisition                     % of
                                                Date          Cost          Value      Net Assets
-------------------------------------------------------------------------------------------------
Candescent Technologies Corp., 8.00%
  convertible senior subordinated
  debentures due 5/1/03 (144A)(sigma)           3/6/00    $25,981,636    $         0         0%
Chi Mei Optoelectronics Corp. (GDR) (144A)    10/21/03    $18,315,317    $17,869,654       1.1%
Mercury Interactive Corp., 4.75%
  convertible notes, due 7/1/07 (144A)          7/3/00    $14,630,000    $14,556,850       0.9%
Yipes Communication Group, Inc.(sigma)         9/19/00    $14,999,998    $         0         0%
-------------------------------------------------------------------------------------------------
                                                          $73,926,951    $32,426,504
-------------------------------------------------------------------------------------------------

The Fund has registration rights for certain restricted securities held as of October 31, 2003. The issuer incurs all registration costs.

(pound) The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2003.

                                       Purchases                     Sales               Realized       Dividend      Market Value
                                  Shares       Cost           Shares        Cost        Gain/(Loss)      Income        at 10/31/03
-----------------------------------------------------------------------------------------------------------------------------------
Yipes Communication Group, Inc.     --          --              --           --              --             --             $0
-----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12  Janus Global Technology Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Global Technology Fund (the "Fund") is a series fund. The Fund is part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as nondiversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the Fund had on loan securities with a value of $120,776,833.

As of October 31, 2003 the Fund received cash collateral of $125,279,011, in accordance with securities lending activity. The cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio.

The borrower pays fees at the Fund's direction to its lending agent. The lending agent may retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Fund's portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. The Fund did not participate in interfund lending during the fiscal year ended October 31, 2003.

                              Janus Global Technology Fund  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

FORWARD CURRENCY TRANSACTIONS
The Fund may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable).

OPTIONS CONTRACTS
The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
The Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

14  Janus Global Technology Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that the Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). A Fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

                              Janus Global Technology Fund  October 31, 2003  15

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

A 1.00% redemption fee may be imposed on shares of the Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees for the Fund were $101,823 for the fiscal year ended October 31, 2003. The redemption fee will increase to 2.00%, effective March 1, 2004.

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Fund for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

     DST Securities, Inc.               Fund
         Commissions                   Expense
             Paid                     Reduction             DST Systems Cost
--------------------------------------------------------------------------------
            $4,215                      $3,162                 $1,116,497
--------------------------------------------------------------------------------

The Fund may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2003, the Fund recorded distributions from affiliated investment companies as dividend income, and had the following affiliated purchases and sales:

                            Purchases        Sales      Dividend    Market Value
                           Shares/Cost    Shares/Cost    Income      at 10/31/03
--------------------------------------------------------------------------------
Janus Money Market Fund    $40,000,000    $40,000,000    $1,063           --
--------------------------------------------------------------------------------

16  Janus Global Technology Fund  October 31, 2003

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3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2008 and October 31, 2011.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                              Undistributed   Undistributed                       Other Book        Net Tax
                                Ordinary        Long-Term      Accumulated          to Tax        Appreciation/
Fund                             Income           Gains       Capital Losses      Differences    (Depreciation)
---------------------------------------------------------------------------------------------------------------
International/Global
Janus Global Technology Fund       --               --       $(2,939,685,570)      $(518,059)     $412,134,370
---------------------------------------------------------------------------------------------------------------

The table below shows the portion of the capital loss carryover acquired in the reorganization described in Note 4. These capital loss carryovers may be subject to annual limitations under applicable tax laws and may expire unutilized. The portion of each carryforward which will not be available for use due to these limitations has been reclassified to paid-in capital. During the period ended October 31, 2003, the following acquired capital loss carryovers were utilized.

                                                                  Loss Used in
                            Capital Loss     Loss Unavailable     Period Ended
Fund                     Carryover Acquired       for Use       October 31, 2003
--------------------------------------------------------------------------------
International/Global
Janus Global
  Technology Fund           $(46,751,699)      $(46,751,699)           --
--------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                            Federal Tax         Unrealized         Unrealized
Fund                            Cost           Appreciation      (Depreciation)
--------------------------------------------------------------------------------
International/Global
Janus Global
  Technology Fund         $1,359,582,780       $502,991,042       $(90,856,672)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2003    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
International/Global
Janus Global Technology Fund    --              --              --          $(3,857,221)
-----------------------------------------------------------------------------------------

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2002    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
International/Global
Janus Global Technology Fund    --              --              --          $(1,341,108)
-----------------------------------------------------------------------------------------

                              Janus Global Technology Fund  October 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4.   FUND ACQUISITION

On April 21, 2003, Janus Global Technology Fund ("Acquiring Fund"), acquired all of the assets and liabilities of Berger Information Technology Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganization. Net assets and unrealized appreciation/ depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                      Acquired       Net Assets
                                                                   Acquiring Fund  Acquired Fund   Fund Unrealized      After
Acquiring Fund                 Acquired Fund                          Net Assets     Net Assets         AP/DP       Reorganization
----------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund   Berger Information Technology Fund   $1,196,479,094   $22,321,938    $(14,193,727)   $1,218,801,032
----------------------------------------------------------------------------------------------------------------------------------

Acquiring Fund                 Acquired Fund                                Shares Acquired         Shares issued in Acquisition
----------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund   Berger Information Technology Fund               5,344,779                     2,974,555
----------------------------------------------------------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)
                                                           2003             2002
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                            25,586           27,696
  Shares issued in connection with Acquisition*           2,975              N/A
  Reinvested distributions                                   --               --
--------------------------------------------------------------------------------
Total                                                    28,561           27,696
--------------------------------------------------------------------------------
  Shares Repurchased                                   (38,660)         (69,184)
Net Increase/(Decrease) in Fund Shares                 (10,099)         (41,488)
Shares Outstanding, Beginning of Period                 168,673          210,161
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                       158,574          168,673
--------------------------------------------------------------------------------

*See Note 4 in Notes to Financial Statements.

18  Janus Global Technology Fund  October 31, 2003

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--------------------------------------------------------------------------------

6.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC (``Canary''), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                              Janus Global Technology Fund  October 31, 2003  19

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REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Technology Fund (one of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

20  Janus Global Technology Fund  October 31, 2003

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                              Janus Global Technology Fund  October 31, 2003  21

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)(continued)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

22  Janus Global Technology Fund  October 31, 2003

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                              Janus Global Technology Fund  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)(continued)

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs (since               and NeoCore Corp.
Denver, CO 80206                                            2002). Formerly, Distinguished Visiting
Age 59                                                      Professor of Business (2001-2002),
                                                            Thunderbird (American Graduate
                                                            School of International Management),
                                                            Phoenix, AZ; and Principal (1988-
                                                            1999) of Phillips-Smith Retail Group,
                                                            Addison, TX (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

24  Janus Global Technology Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

                              Janus Global Technology Fund  October 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
C. Mike Lu               Executive Vice President     11/98-Present        Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Global Technology                           accounts.
Age 34                   Fund

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

26  Janus Global Technology Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                              Janus Global Technology Fund  October 31, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

28  Janus Global Technology Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                              Janus Global Technology Fund  October 31, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

30  Janus Global Technology Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                              Janus Global Technology Fund  October 31, 2003  31

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--------------------------------------------------------------------------------

NOTES

32  Janus Global Technology Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                              Janus Global Technology Fund  October 31, 2003  33

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        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.


                 GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

                 VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                      GT60-12/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS OVERSEAS FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................     8

     Statement of Operations ........................................     9

     Statement of Changes in Net Assets .............................    10

     Financial Highlights ...........................................    11

     Notes to Schedule of Investments ...............................    12

     Notes to Financial Statements ..................................    13

     Report of Independent Auditors .................................    20

     Explanation of Charts, Tables and Financial Statements .........    21

     Designation Requirements .......................................    23

     Trustees and Officers ..........................................    24

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr                Anita Falicia                   Girard Miller

/s/ Loren Starr            /s/ Anita Falicia               /s/ Girard Miller

Vice President and         Vice President, Treasurer and   President and Chief
Chief Financial Officer,   Principal Accounting Officer,   Executive Officer,
Janus Investment Fund      Janus Investment Fund           Janus Investment Fund

Past Performance is no guarantee of future results.

                                        Janus Overseas Fund  October 31, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

[PHOTO]
Brent Lynn
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Dear Janus Overseas Fund shareholder,

As you know, Helen Young Hayes retired from managing Janus Overseas Fund last June. Helen was a pioneer in international growth stock investing and the excellent long-term track record of the Fund is a tribute to her stock-picking abilities. I had the honor of co-managing the Fund with her from January 2001 through June 2003 and working with her at Janus for over a decade.

Now, as the sole manager of Janus Overseas Fund, I can assure you that the basic investment style of your Fund will not change. Janus Overseas Fund will continue to seek high-quality international companies with sustainable franchises, attractive growth prospects, shareholder-focused management teams, strong cash flow generation, and reasonable valuations.

I believe the most important of these attributes is the sustainability of a company's franchise. The value of any company is simply the net present value of its future cash flows. The more confidence we have in the sustainability of the franchise, the more confidence we can have in its future cash flows and in our valuation target. For me, Coca-Cola is close to a gold standard in terms of sustainable franchises. Despite the harm done to our teeth, I am very confident that people all over the world will still be drinking Coke 5 or 10 years from now. I believe that many holdings in Janus Overseas Fund also have sustainable franchises. For example, I am confident that Grupo Televisa will continue to dominate Mexican television broadcasting 5 years from now. I am also confident that Roche, the Swiss pharmaceutical company, will be a global leader in cancer drugs 5 years from now.

Although the Fund's investment style remains constant, I have changed the composition of the portfolio dramatically over the past 6 months. Early in 2003, global economic weakness, SARS and concerns about war in Iraq created a very difficult external environment for companies. In light of this environment, we took a two-pronged approach to the portfolio. We invested about half of the portfolio in companies we believed had a relatively high degree of visibility in their businesses. These more defensive companies were in sectors such as consumer products, energy, pharmaceuticals, and retail banks. The other half of the portfolio was invested in more cyclical companies. Often, we felt near-term visibility in their businesses was low, but we believed that these companies were taking the right measures to improve their competitive position and profitability during the economic downturn.

Beginning in the spring, as fears about the Iraq war and SARS subsided, an improving economic climate brightened the outlook for corporate profits. Across a broad range of global industries - from iron ore to semiconductors - we have seen strengthening demand trends and better business visibility. The sharpest improvement seems to be coming from Asia. Numerous company anecdotes and macroeconomic data point to an acceleration in economic growth throughout much of the region. I think the most positive developments in Asia have actually been taking place at the company level. I have been traveling to Asia to visit companies for nearly a decade, and the change is most notable in recent meetings with Japanese companies. A number of these companies have implemented significant cost cutting programs, moved manufacturing to China, initiated meaningful share buybacks, or divested non-core assets.

As a result of the improving macro environment, over the past 6 months I have bought new positions or added to existing positions in some high-quality Japanese and Asian cyclical companies that I believe have solid earnings outlooks and reasonable valuations. For example, I increased our holding in Standard Chartered Bank, a UK-based bank with strong franchises in countries like Hong Kong, Malaysia and India. I also increased our holding in Samsung Electronics, a Korean company which is a global leader in memory semiconductors, flat-panel displays and cell phones. I bought a new position in Nomura Securities, a leading broker, investment bank, and asset manager in Japan. To make room for purchases of more cyclical companies, I sold many of our holdings in more defensive stocks that had performed fairly well and have a less robust earnings growth outlook. Also, I reduced the number of stocks in the portfolio from over 130 at the end of April to 88 at the end of October. I believe that a somewhat more concentrated portfolio will allow for a more focused research effort. I only want our very best ideas in the Fund.

Looking forward, I will continue to build the portfolio stock by stock, looking for attractive franchises with earnings and cash flow growth. At Janus, we strongly believe that our core competitive advantage comes from doing in-depth fundamental research on companies. Every day, we are meeting and talking with companies around the globe to gain a better understanding of their business models and their business opportunities. I feel we have a very talented and focused international research team, and the team is deeper and more experienced than ever

2  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

before. Garth Yettick, who has done an outstanding job analyzing international technology stocks for us, was promoted to assistant portfolio manager of Janus Overseas Fund, further strengthening our team.

I would like to close with a comment about integrity. As a fellow long-term shareholder in Janus Overseas Fund, I have also been very disheartened by the recent scandals facing the mutual fund industry. I want to tell you that nothing is more important to me than my personal integrity. As portfolio manager of Janus Overseas Fund, I have only one objective: to generate superior long-term investment returns for you, the shareholders of the Fund. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Overseas Fund.

Sincerely,

Brent Lynn

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Overseas Fund $24,516
Morgan Stanley Capital International EAFE(R) Index $13,020

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund ($24,516) as compared to the Morgan Stanley Capital International EAFE Index ($13,020).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE         FIVE      SINCE
                                    TO-DATE       YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Overseas Fund                  27.53%      27.62%       4.91%       9.90%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R) Index          25.75%      27.03%     (0.22)%       2.82%
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Overseas Fund gained 27.62%, while its benchmark, the Morgan Stanley Capital International EAFE Index, returned 27.03%.(1) Consequently, the Fund placed solidly within the second quartile based on total return, placing 220th out of 835 international funds tracked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Mirroring equity markets in the U.S., foreign markets closed out the fiscal year higher. The period started on a positive note as most international stock markets staged a comeback after stumbling to multi-year lows in early October 2002. Global economic data and sentiment among corporate leadership was decidedly mixed, however, suggesting that gains were driven more by a shift in investor psychology than a noticeable improvement in the business climate. As the new year commenced, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar continued to weaken against a number of foreign currencies, most notably the euro, which remained a source of volatility despite the brighter economic outlook.

As the fiscal year wrapped up, the Morgan Stanley Capital International World Index posted a 23.71% gain, while the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index rose 27.03%.(1) Turning to individual countries, Japan emerged as one of the world's best-performing industrialized markets as the country's economy gained momentum and reform efforts seemed finally to take root.

                                        Janus Overseas Fund  October 31, 2003  3

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--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher. All three popular U.S. equity market indices finished in positive territory as well. The Dow Jones Industrial Average ended the period up 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1)

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Indian petrochemical company Reliance Industries, which holds stakes in a myriad of interests, including oil and gas exploration and telecommunications enterprises, provided the largest lift to the Fund's performance, while mortgage lender Housing Development Financing Corp., also of India, contributed as well. Brazilian iron ore producer Companhia Vale do Rio Doce gained significantly, as did two technology names: South Korea's Samsung Electronics, one of the world's largest producers of computer memory chips, and the United Kingdom's ARM Holdings PLC, a supplier of core technologies to the semiconductor chip industry.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Reliance Industries, Ltd.
   Housing Development Financing Corp.
   Companhia Vale do Rio Doce
   Samsung Electronics Co., Ltd.
   ARM Holdings PLC
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? German sports car manufacturer Porsche AG paced the Fund's detractors, followed by Japanese conglomerate Sony, well known for its consumer electronics and entertainment businesses. Sweden's Securitas AB, a security specialist also weighed on performance, along with Financial Times and education textbook publisher Pearson PLC of the United Kingdom and Swiss Reinsurance, a leading global reinsurer based in Switzerland.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Porsche A.G.
   Sony Corp.
   Securitas AB
   Pearson PLC
   Swiss Reinsurance
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
As we extensively research individual companies from across the global universe of stocks, broader sector considerations have minimal impact on our investment decisions. Looking back, however, we see that our holdings in the information technology sector, collectively overweight relative to the benchmark, and the financial industry, collectively underweight relative to the benchmark, most effectively boosted absolute returns. While no single sector detracted from our results, offering only limited gains were stocks within the industrials and telecommunications services groups.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
On an absolute basis, companies based in the United Kingdom and Japan led the Fund's performance, while Norwegian and Russian holdings weighed most heavily on results.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?
Currency hedges in place during the early part of the period detracted from performance as the U.S. dollar weakened against a broad range of international currencies. We have removed all of the currency hedges.

4  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
This diversified fund selects primarily foreign companies based on their fundamental merits, rather than on their location, market capitalization or industry sector.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Common Stock - Domestic - 1.0%

Cash and Cash Equivalents - 1.2%

Common Stock - Foreign - 97.8%

Number of Stocks: 88
Top 10 Equities: 26.9%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Reliance Industries, Ltd.                              4.9%                 1.8%
Companhia Vale do Rio Doce (ADR)                       3.5%                 0.7%
Samsung Electronics Company, Ltd.                      3.3%                 1.5%
Standard Chartered PLC                                 2.3%                 1.2%
Roche Holding A.G                                      2.3%                   --
Grupo Televisa S.A. (ADR)                              2.3%                 2.0%
DBS Group Holdings, Ltd.                               2.1%                   --
Hon Hai Precision Industry
  Company, Ltd.                                        2.1%                   --
ARM Holdings PLC                                       2.1%                   --
Canadian Natural Resources, Ltd.                       2.0%                 0.5%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                                  MORGAN STANLEY
                                        JANUS        CAPITAL
                                       OVERSEAS    INTERNATIONAL
                                         FUND     EAFE(R) INDEX

Money Center Banks                       8.2%          12.7%
Medical - Drugs                          5.7%           7.9%
Commercial Banks                         5.6%           4.7%
Electric Products - Miscellaneous        5.3%           0.9%
Oil Companies - Integrated               5.2%           7.4%

TOP COUNTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

Japan             19.0%
India              9.7%
United Kingdom     9.7%
Switzerland        8.5%
Canada             7.7%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Overseas Fund 79th out of 478 international funds for the 5-year period.

* The Fund's inception date - 5/2/94.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance the investment process will consistently lead to successful investing.

                                        Janus Overseas Fund  October 31, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.8%
Advertising Sales - 1.1%
   5,946,689    Telefonica Publicidad e Informacion S.A. ....    $    29,934,252

Advertising Services - 1.1%
       6,953    Dentsu, Inc.# ...............................         31,307,000

Apparel Manufacturers - 1.1%
     181,635    Hermes International# .......................         31,272,305

Audio and Video Products - 2.2%
     560,900    Pioneer Corp. ...............................         13,979,770
   2,289,181    Thomson# ....................................         48,221,822

                                                                      62,201,592

Automotive - Cars and Light Trucks - 1.4%
   3,080,933    Maruti Udyog, Ltd.* .........................         21,971,712
   1,991,187    Tata Motors, Ltd. ...........................         16,454,101

                                                                      38,425,813

Automotive - Truck Parts and Equipment - Original - 0%
     144,600    TI Automotive, Ltd.*,(pound),(beta),(sigma) .                  0

Broadcast Services and Programming - 2.3%
   1,636,640    Grupo Televisa S.A. (ADR) ...................         63,419,800

Building - Residential and Commercial - 0.5%
  25,170,500    Land and Houses Public Company, Ltd. ........          7,634,119
  21,971,500    Land and Houses Public Company, Ltd.
                  (NVDR) ....................................          6,663,875

                                                                      14,297,994

Building and Construction Products - Miscellaneous - 0.7%
      97,950    Imerys S.A.# ................................         18,788,568

Chemicals - Specialty - 0.5%
      34,666    Givaudan S.A. ...............................         15,627,945

Commercial Banks - 5.6%
   1,974,847    Anglo Irish Bank Corporation PLC ............         23,715,870
  10,777,400    Bangkok Bank Public Company, Ltd.* ..........         23,232,407
     498,375    Credit Agricole S.A.# .......................         10,585,225
   1,830,000    Hang Seng Bank, Ltd.# .......................         22,858,239
     168,287    Julius Baer Holding, Ltd. ...................         54,568,259
     410,990    Kookmin Bank ................................         15,001,916
  15,464,500    PT Bank Buana Indonesia Tbk .................          6,415,861

                                                                     156,377,777

Computer Services - 1.3%
   1,405,217    TietoEnator Oyj .............................         37,246,334

Computers - 0.7%
   6,597,000    Compal Electronics, Inc. ....................          9,999,865
   4,044,000    Quanta Computer, Inc. .......................         11,010,151

                                                                      21,010,016

Computers - Peripheral Equipment - 2.6%
  13,276,400    Hon Hai Precision Industry Company, Ltd. ....         59,396,974
     368,341    Logitech International S.A.*,# ..............         14,757,252

                                                                      74,154,226

Diversified Financial Services - 1.5%
  40,013,000    Fubon Financial Holding Company, Ltd. .......         42,162,325

Diversified Minerals - 3.5%
   2,148,675    Companhia Vale do Rio Doce (ADR)# ...........         98,301,881

Diversified Operations - 2.9%
   2,973,000    Hutchison Whampoa, Ltd. .....................         23,065,980
     445,781    Louis Vuitton Moet Hennessy S.A.# ...........         30,809,079
   2,436,940    Smiths Group PLC# ...........................         29,009,707

                                                                      82,884,766

Shares or Principal Amount                                          Market Value
================================================================================
Electric Products - Miscellaneous - 5.3%
     267,190    LG Electronics, Inc. ........................    $    13,839,245
     232,830    Samsung Electronics Company, Ltd. ...........         92,463,115
  10,858,000    Toshiba Corp. ...............................         43,556,447

                                                                     149,858,807

Electronic Components - Semiconductors - 4.5%
  30,524,614    ARM Holdings PLC* ...........................         58,791,817
   2,237,470    Infineon Technologies A.G.*,# ...............         33,034,385
   1,345,348    STMicroelectronics N.V.# ....................         35,815,862

                                                                     127,642,064

Electronic Measuring Instruments - 0.6%
      71,400    Keyence Corp.# ..............................         15,704,298

Enterprise Software/Services - 0.8%
     236,000    Nomura Research Institute, Ltd. .............         23,721,290

Finance - Investment Bankers/Brokers - 2.6%
   4,605,000    Nikko Cordial Corp. .........................         24,839,814
   2,741,000    Nomura Holdings, Inc. .......................         47,073,344

                                                                      71,913,158

Finance - Mortgage Loan Banker - 1.5%
   3,575,750    Housing Development Finance
                  Corporation, Ltd. .........................         41,020,151

Hotels and Motels - 0.9%
     940,297    Fairmont Hotels & Resorts, Inc.# ............         24,220,117

Human Resources - 0.5%
       2,001    Pasona, Inc.* ...............................         14,361,113

Insurance Brokers - 0.9%
   2,811,686    Jardine Lloyd Thompson Group PLC ............         26,790,907

Internet Security - 2.5%
   2,448,970    Check Point Software Technologies, Ltd.* ....         41,608,000
   1,047,000    Trend Micro, Inc.*,# ........................         28,857,143

                                                                      70,465,143

Medical - Drugs - 5.7%
   3,762,500    Chugai Pharmaceutical Company, Ltd.# ........         53,595,989
     769,502    Roche Holding A.G. ..........................         63,675,691
      55,703    Serono S.A. - Class B .......................         38,460,165
     250,000    Shionogi and Company, Ltd. ..................          4,195,661

                                                                     159,927,506

Medical Products - 0.5%
      16,981    Synthes-Stratec, Inc. .......................         15,590,332

Miscellaneous Manufacturing - 1.0%
  14,005,911    FKI PLC .....................................         27,332,543

Money Center Banks - 8.2%
   1,032,881    Credit Suisse Group# ........................         36,392,472
   7,308,000    DBS Group Holdings, Ltd. ....................         60,027,571
       4,237    Mitsubishi Tokyo Financial Group, Inc.# .....         30,447,355
   4,156,013    Standard Chartered PLC ......................         66,576,312
       7,248    Sumitomo Mitsui Financial Group, Inc.# ......         36,459,217

                                                                     229,902,927

Multi-Line Insurance - 0.6%
     776,233    ING Groep N.V ...............................         16,116,801

Office Automation and Equipment - 2.3%
     702,000    Canon, Inc. .................................         33,971,346
     628,982    Neopost S.A.# ...............................         31,230,079

                                                                      65,201,425

Oil and Gas Drilling - 2.5%
     808,910    Nabors Industries, Ltd.*,# ..................         30,576,798
     975,600    Precision Drilling Corp.* ...................         38,393,654

                                                                      68,970,452

See Notes to Schedule of Investments and Financial Statements.

6  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Exploration and Production - 2.1%
   1,354,632    Canadian Natural Resources, Ltd. ............    $    57,544,418
      31,427    Niko Resources, Ltd. ........................            716,743

                                                                      58,261,161

Oil Companies - Integrated - 5.2%
     804,086    EnCana Corp.# ...............................         27,617,503
   2,391,550    Husky Energy, Inc.# .........................         39,301,517
     344,050    Lukoil (ADR) ................................         27,971,265
   1,313,392    Suncor Energy, Inc. .........................         27,592,353
     516,034    Yukos Oil Co. (ADR)# ........................         23,840,771

                                                                     146,323,409

Paper and Related Products - 2.3%
   1,096,410    Aracruz Celulose S.A. (ADR)# ................         30,809,121
   2,410,994    Billerud A.B.# ..............................         34,615,673

                                                                      65,424,794

Petrochemicals - 4.9%
  12,783,441    Reliance Industries, Ltd. ...................        137,171,008

Property and Casualty Insurance - 1.3%
       3,039    Millea Holdings, Inc. .......................         36,213,126

Real Estate Management/Services - 0.4%
   1,326,000    Mitsubishi Estate Company, Ltd. .............         12,713,003

Real Estate Operating/Development - 0.9%
   2,896,000    Sun Hung Kai Properties, Ltd. ...............         24,519,650

Retail - Automobile - 0.6%
     243,860    USS Company, Ltd.# ..........................         17,324,297

Retail - Diversified - 1.2%
     923,000    Ito-Yokado Company, Ltd.# ...................         33,919,316

Semiconductor Components/Integrated Circuits - 0.5%
     220,200    NEC Electronics Corp.* ......................         16,945,395

Semiconductor Equipment - 0.6%
     216,100    Tokyo Electron, Ltd.# .......................         15,489,771

Soap and Cleaning Preparations - 1.4%
  10,039,884    Hindustan Lever, Ltd. .......................         38,679,711

Steel - Producers - 0.7%
   2,349,232    Tata Iron and Steel Company, Ltd. ...........         18,580,816

Steel - Specialty - 1.1%
     773,200    Companhia Siderurgica Nacional S.A. (ADR)# ..         31,894,500

Telecommunication Equipment - 1.9%
   1,660,630    Comverse Technology, Inc.*,# ................         29,957,765
   1,382,213    Nokia Oyj ...................................         23,476,345

                                                                      53,434,110

Telecommunication Services - 1.8%
   2,357,095    Amdocs, Ltd. (New York Shares)* .............         50,583,259

Television - 0.5%
   1,297,868    British Sky Broadcasting Group PLC* .........         14,095,528

Tobacco - 1.5%
  16,491,000    PT Hanjaya Mandala Sampoerna Tbk ............          8,442,988
   3,989,658    Swedish Match A.B. ..........................         32,476,411

                                                                      40,919,399
--------------------------------------------------------------------------------
Total Common Stock (cost $2,220,700,079) ....................      2,778,643,881
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Other Securities - 7.2%
$  7,265,702    Foreign Bonds+ ..............................    $     7,265,702
                State Street Navigator Securities Lending
 195,684,778      Prime Portfolio+ ..........................        195,684,778
--------------------------------------------------------------------------------
Total Other Securities (cost $202,950,480) ..................        202,950,480
--------------------------------------------------------------------------------
Repurchase Agreement - 2.1%
  57,900,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $57,905,163
                  collateralized by $238,714,634
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $59,058,180
                  (cost $57,900,000) ........................         57,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,481,550,559) - 108.1% ......      3,039,494,361
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (8.1)%    (228,057,713)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,811,436,648
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.0%          $    30,576,798
Brazil                                             5.3%              161,005,502
Canada                                             7.1%              215,386,305
Finland                                            2.0%               60,722,679
France                                             5.6%              170,907,078
Germany                                            1.2%               37,198,893
Hong Kong                                          2.3%               70,443,869
India                                              9.0%              273,877,499
Indonesia                                          0.5%               14,858,849
Ireland                                            0.8%               23,715,870
Israel                                             1.4%               41,608,000
Japan                                             17.6%              534,674,695
Mexico                                             2.1%               63,419,800
Netherlands                                        1.8%               55,033,857
Russia                                             1.7%               51,812,036
Singapore                                          2.0%               60,027,571
South Korea                                        4.0%              121,304,276
Spain                                              1.0%               29,934,252
Sweden                                             2.2%               67,092,084
Switzerland                                        7.9%              239,072,116
Taiwan                                             4.0%              122,569,315
Thailand                                           1.2%               37,530,401
United Kingdom                                     9.0%              273,180,073
United States++                                    9.3%              283,542,543
--------------------------------------------------------------------------------
Total                                            100.0%          $ 3,039,494,361

++Includes Short-Term Securities (0.7% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

                                        Janus Overseas Fund  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost(1)                                              $  2,481,551

Investments at value(1)                                             $  3,039,494
  Cash                                                                     1,078
  Receivables:
    Investments sold                                                       8,706
    Fund shares sold                                                       3,393
    Dividends                                                              6,967
    Interest                                                                  65
  Other assets                                                                49
  Variation Margin                                                            --
  Forward currency contracts                                                  --
--------------------------------------------------------------------------------
Total Assets                                                           3,059,752
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                           202,950
    Investments purchased                                                  3,855
    Fund shares repurchased                                               38,163
    Advisory fees                                                          1,577
    Transfer agent fees and expenses                                         550
    Administrative fees                                                       --
    Service fees                                                              --
    Tax Liability                                                            862
  Accrued expenses                                                           358
  Forward currency contracts                                                  --
--------------------------------------------------------------------------------
Total Liabilities                                                        248,315
--------------------------------------------------------------------------------
Net Assets                                                          $  2,811,437
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                             3,937,942
  Undistributed net investment income/(loss)*                             30,217
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                               (1,713,850)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                 557,128(2)
--------------------------------------------------------------------------------
Total Net Assets                                                    $  2,811,437
--------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          144,193
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      19.50
--------------------------------------------------------------------------------

* See Note 3 in the Notes to the Financial Statements.
(1) Investments at cost and value include $194,241,033 of securities loaned for Janus Overseas Fund (Note 1).
(2)  Net of foreign taxes on investments of $862,216 for Janus Overseas Fund.

See Notes to Financial Statements.

8  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2003
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $        748
  Securities lending income                                                1,870
  Dividends                                                               67,148
  Dividends from affiliates                                                   --
  Foreign tax withheld                                                   (7,686)
--------------------------------------------------------------------------------
Total Investment Income                                                   62,080
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           18,835
  Transfer agent fees and expenses                                         5,971
  Registration fees                                                          100
  Postage and mailing expenses                                               132
  Custodian fees                                                           1,925
  Printing expenses                                                          149
  Audit fees                                                                  54
  Trustees' fees and expenses                                                 37
  Administrative fees                                                         --
  Interest expense                                                             8
  Other expenses                                                              54
--------------------------------------------------------------------------------
Total Expenses                                                            27,265
--------------------------------------------------------------------------------
Expense and Fee Offset                                                     (170)
--------------------------------------------------------------------------------
Net Expenses                                                              27,095
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                            --
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                  27,095
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              34,985
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                   16,868
  Net realized gain/(loss) from foreign currency transactions           (59,244)
  Net realized gain/(loss) from futures contracts                             --
  Net realized gain/(loss) from short sales                                   --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                  703,648(1)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   661,272
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    696,257
--------------------------------------------------------------------------------

(1)  Net of foreign taxes on investments of $862,216 for Janus Overseas Fund.

See Notes to Financial Statements.

                                        Janus Overseas Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     34,985     $     30,562
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (42,376)        (643,482)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    703,648           27,251
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         696,257        (585,669)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (33,135)         (26,693)
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (33,135)         (26,693)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         3,259,580        4,445,938
  Redemption fees                                                           142              N/A
  Shares issued in connection with Acquisition*                           8,889              N/A
  Reinvested dividends and distributions                                 31,585           25,428
  Shares repurchased                                                (4,394,478)      (5,605,044)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (1,094,282)      (1,133,678)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (431,160)      (1,746,040)
Net Assets:
  Beginning of period                                                 3,242,597        4,988,637
------------------------------------------------------------------------------------------------
  End of period                                                    $  2,811,437     $  3,242,597
------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
    Purchases of securities                                        $  2,932,224     $  2,595,748
    Proceeds from sales of securities                                 4,002,119        3,181,660
    Purchases of long-term U.S. government obligations                       --               --
    Proceeds from sales of long-term U.S. government obligations             --               --

* See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                         2003            2002            2001            2000            1999

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      15.44    $      18.44    $      33.44    $      25.35    $      17.95
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .24             .15             .28             .01              --
  Net gains/(losses) on securities
    (both realized and unrealized)                   3.98          (3.05)         (11.42)            8.22            7.49
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     4.22          (2.90)         (11.14)            8.23            7.49
-------------------------------------------------------------------------------------------------------------------------
Distributions and Other:
  Dividends (from net investment income)*           (.16)           (.10)           (.20)              --           (.09)
  Distributions (from capital gains)*                  --              --          (3.66)           (.14)              --
  Redemption fees                                   --(2)             N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                       (.16)           (.10)          (3.86)           (.14)           (.09)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      19.50    $      15.44    $      18.44    $      33.44    $      25.35
-------------------------------------------------------------------------------------------------------------------------
Total Return                                       27.62%        (15.78)%        (37.09)%          32.59%          41.77%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  2,811,437    $  3,242,597    $  4,988,637    $  9,380,308    $  5,639,980
Average Net Assets for the Period
  (in thousands)                             $  2,897,732    $  4,445,864    $  6,945,505    $  9,862,835    $  4,577,552
Ratio of Gross Expenses to
  Average Net Assets(1)                             0.94%           0.91%           0.87%           0.89%           0.92%
Ratio of Net Expenses to
  Average Net Assets(1)                             0.94%           0.89%           0.85%           0.88%           0.91%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                                1.21%           0.69%           0.77%           0.22%         (0.03)%
Portfolio Turnover Rate                              104%             63%             65%             62%             92%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended October 31, 2003.
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                       Janus Overseas Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Morgan Stanley Capital        Is a market capitalization weighted index composed
International EAFE(R) Index   of companies representative of the market
                              structure of 21 Developed Market countries in Europe, Australasia and the Far East.

Morgan Stanley Capital        Is a market capitalization weighted index composed
International World IndexSM   of companies representative of the market
                              structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.


Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

S&P 500(R)Index               The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

ADR                           American Depository Receipt

NVDR                          Non-Voting Depository Receipt

PLC                           Public Limited Company

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange.

*         Non-income-producing security.
# Loaned security, a portion or all of the security is on loan at October 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).
(sigma)   Fair valued security.

(pound)The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2003.

                                       Purchases                     Sales               Realized       Dividend      Market Value
                                  Shares       Cost           Shares        Cost        Gain/(Loss)      Income        at 10/31/03
-----------------------------------------------------------------------------------------------------------------------------------
TI Automotive, Ltd.                 --          --              --           --             --             --               $0
-----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Overseas Fund (the "Fund") is a series fund. The Fund is part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the Fund had on loan securities with a value of $194,241,033.

As of October 31, 2003 the Fund received cash collateral of $202,950,480, in accordance with securities lending activity. The cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio except for a portion in the amount of $7,265,702 which was invested in Foreign Bonds.

The borrower pays fees at the Fund's direction to its lending agent. The lending agent may retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Fund's portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured.

                                       Janus Overseas Fund  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

During the fiscal year ended October 31, 2003, the Fund borrowed cash at a weighted average rate ranging from 1.275% to 1.394% and interest expense amounted to $7,505. Interest expense and interest income are included on the Statement of Operations. As of October 31, 2003, there were no outstanding borrowing of lending arrangements for the Fund.

FORWARD CURRENCY TRANSACTIONS
The Fund may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included on the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable).

OPTIONS CONTRACTS
The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
The Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

14  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that the Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). A fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

                                       Janus Overseas Fund  October 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

A 1.00% redemption fee may be imposed on shares of the Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees for the Fund were $142,225 for the fiscal year ended October 31, 2003. The redemption fee will increase to 2.00%, effective March 1, 2004.

During the fiscal year ended October 31, 2003, Janus Capital reimbursed the Fund for certain trading and valuation errors, the amounts of which were insignificant.

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Fund for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

     DST Securities, Inc.              Fund
         Commissions                  Expense
             Paid                    Reduction             DST Systems Cost
--------------------------------------------------------------------------------
           $13,600                    $10,203                   $345,978
--------------------------------------------------------------------------------

16  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2008 and October 31, 2011.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                         Undistributed   Undistributed                       Other Book        Net Tax
                           Ordinary        Long-Term      Accumulated          to Tax        Appreciation/
Fund                        Income           Gains       Capital Losses      Differences    (Depreciation)
----------------------------------------------------------------------------------------------------------
International/Global
Janus Overseas Fund       $30,269,567         --        $(1,702,627,841)      $(212,097)    $ 546,926,813
----------------------------------------------------------------------------------------------------------

The table below shows the portion of the capital loss carryover acquired in the reorganization described in Note 4. These capital loss carryovers may be subject to annual limitations under applicable tax laws and may expire unutilized. The portion of each carryforward which will not be available for use due to these limitations has been reclassified to paid-in capital. During the period ended October 31, 2003, the following acquired capital loss carryovers were utilized.

                                                                  Loss Used in
                            Capital Loss     Loss Unavailable     Period Ended
Fund                     Carryover Acquired       for Use       October 31, 2003
--------------------------------------------------------------------------------
International/Global
Janus Overseas Fund           $(4,144,122)         $(669,613)         --
--------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                 Federal Tax          Unrealized         Unrealized
Fund                                Cost             Appreciation      (Depreciation)
-------------------------------------------------------------------------------------
International/Global
Janus Overseas Fund             $2,492,567,548       $578,595,071       $(31,668,258)
-------------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2003    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
International/Global
Janus Overseas Fund       $33,135,335          --               --              --
-----------------------------------------------------------------------------------------

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2002    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
International/Global
Janus Overseas Fund       $26,692,971          --               --              --
-----------------------------------------------------------------------------------------

                                       Janus Overseas Fund  October 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4.   FUND ACQUISITION

On April 21, 2003, Janus Overseas Fund ("Acquiring Fund"), acquired all of the assets and liabilities of Berger International Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganization. Net assets and unrealized appreciation/depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                        Acquired        Net Assets
                                                   Acquiring Fund   Acquired Fund   Fund Unrealized       After
Acquiring Fund         Acquired Fund                 Net Assets       Net Assets          AP/DP        Reorganization
---------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund    Berger International Fund   $2,735,169,004     $8,888,573        $222,070       $2,744,057,577
---------------------------------------------------------------------------------------------------------------------

Acquiring Fund         Acquired Fund            Shares Acquired     Shares issued in Acquisition
------------------------------------------------------------------------------------------------
Janus Overseas Fund    Berger International Fund   1,335,727                 629,726
------------------------------------------------------------------------------------------------

5.   CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)
                                                           2003             2002
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                           205,329          249,524
  Shares issued in connection with Acquisition*             630              N/A
  Reinvested distributions                                2,044            1,309
--------------------------------------------------------------------------------
Total                                                   208,003          250,833
--------------------------------------------------------------------------------
  Shares Repurchased                                  (273,887)        (311,336)
Net Increase/(Decrease) in Fund Shares                 (65,884)         (60,503)
Shares Outstanding, Beginning of Period                 210,077          270,580
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                       144,193          210,077
--------------------------------------------------------------------------------

* See Note 4 in Notes to Financial Statements.

18  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC (``Canary''), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                                       Janus Overseas Fund  October 31, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Overseas Fund (one of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

20  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                       Janus Overseas Fund  October 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited) (continued)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

22  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESIGNATION REQUIREMENTS (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2003:

Foreign Taxes Paid and Foreign Source Income

Fund                        Foreign Taxes Paid             Foreign Source Income
--------------------------------------------------------------------------------
Janus Overseas Fund             $7,638,977                     $67,148,473
--------------------------------------------------------------------------------

                                       Janus Overseas Fund  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

24  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs (since               and NeoCore Corp.
Denver, CO 80206                                            2002). Formerly, Distinguished Visiting
Age 59                                                      Professor of Business (2001-2002),
                                                            Thunderbird (American Graduate
                                                            School of International Management),
                                                            Phoenix, AZ; and Principal (1988-
                                                            1999) of Phillips-Smith Retail Group,
                                                            Addison, TX (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

                                       Janus Overseas Fund  October 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

26  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Brent A. Lynn            Executive Vice President     1/01-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Overseas Fund                               accounts. Formerly, Analyst (1991-
Age 39                                                                     2001) for Janus Capital Corporation.

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                                       Janus Overseas Fund  October 31, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

28  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                       Janus Overseas Fund  October 31, 2003  29

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--------------------------------------------------------------------------------

NOTES

30  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                       Janus Overseas Fund  October 31, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

32  Janus Overseas Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                       Janus Overseas Fund  October 31, 2003  33

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--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.


                 GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

                 VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                      OS54-12/03

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
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2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS WORLDWIDE FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

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

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TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................    10

     Statement of Operations ........................................    11

     Statement of Changes in Net Assets .............................    12

     Financial Highlights ...........................................    13

     Notes to Schedule of Investments ...............................    14

     Notes to Financial Statements ..................................    15

     Report of Independent Auditors .................................    21

     Explanation of Charts, Tables and Financial Statements .........    22

     Designation Requirements .......................................    24

     Trustees and Officers ..........................................    25

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                                                      October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr                Anita Falicia                   Girard Miller

/s/ Loren Starr            /s/ Anita Falicia               /s/ Girard Miller

Vice President and         Vice President, Treasurer and   President and Chief
Chief Financial Officer,   Principal Accounting Officer,   Executive Officer,
Janus Investment Fund      Janus Investment Fund           Janus Investment Fund

Past Performance is no guarantee of future results.

                                       Janus Worldwide Fund  October 31, 2003  1

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JANUS WORLDWIDE FUND

[PHOTO]
Laurence Chang
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

As you know, Helen Young Hayes, this Fund's manager since inception in 1991, retired in June of this year. I had the distinct pleasure of working alongside her for a large portion of the past decade, first as an analyst covering international stocks for Janus' international and global funds and later as co-manager of this Fund beginning in 1999. In my first letter to you as sole manager of Janus Worldwide Fund, I want to assure you of two things.

First, I want to underscore that I will never take my responsibilities to you, our shareholders, with anything less than the utmost seriousness. You've entrusted Janus and, more specifically, me to manage your money. In my view, that trust means I have responsibilities to you: to always make shareholder interests paramount; to treat all shareholders fairly; and to work diligently to find the best returns for your investments while never taking what I believe are unacceptable risks. While I can't guarantee what the Fund's performance will be, I can guarantee that I will never lose sight of these responsibilities.

Second, I intend to follow the same fundamental approach to global investing that has served Janus Worldwide Fund shareholders well in the past. During the time that I worked with Hayes as both a research analyst and co-portfolio manager, I came to believe that her approach to global growth investing - building a portfolio from the bottom up and focusing on companies with superior business models and growth potential - is the best approach. I remain firmly committed to it.

What does it mean to look for great business models and growth potential? To me, it means finding companies with superior business franchises - companies that are building deep competitive moats around their business by improving their products, market position, cost structure, or intellectual property. I believe that sustainable competitive advantages lead to superior economic returns, which are ultimately passed along to shareholders. I also focus on sustainable growth, looking for companies that can grow revenues over the long term because their markets are expanding, they are seizing opportunities to gain share or address new markets through innovative products, or they are extending their geographic footprint.

Let me share one example of a recent addition to the Fund that fits many of these criteria. British Sky Broadcasting (Sky) is the leading satellite TV broadcaster in the U.K. As cable competitors continue to struggle with massive debt burdens, Sky is currently benefiting from successful program offerings on its digital platform and has essentially deepened its competitive moat. In addition, low and declining subscriber acquisition costs and customer cancellation rates have helped Sky generate superior per-subscriber returns from an economic standpoint. Increasing scale and more internal programming are improving the cost of buying programming from outside suppliers. And the secular growth story is powerful, as Sky benefits from increasing pay-TV penetration in the U.K. (still only about half that of the U.S.), customer price increases, and new revenue streams, such as interactive betting. In the latest quarter, Sky reported revenue gains of 17% and a doubling of its operating income.

Of course, not all great companies make great investments, and we spend a considerable amount of time trying to assess whether the valuation captures the growth potential we see in the company. In the case of Sky, our estimates of the company's fundamentals suggested to us that the stock would be trading at an attractive valuation relative to the broader market within two years, both in terms of its price-to-earnings ratio and its free cash flow yield. We were particularly enthusiastic about Sky's compelling valuation given its far superior growth potential beyond 2005.

Unfortunately, the Fund's bias toward large-cap, high-quality global leaders, such as Sky, was deeply out of favor in 2003. Over the past year, investor focus has swung radically from concerns over global deflation and economic stagnation to widely shared anticipation of strong and globally synchronized economic growth. Not surprisingly, companies with the most to gain from this pick up, such as cyclical and technology businesses, performed well. But perhaps more than anything, the market rally in 2003 was characterized by the massive outperformance of smaller-cap, low-price, and "lower-quality" names - for example, companies with high financial leverage and lower returns on equity. Therefore, companies like Sky, even as it consistently exceeded our expectations during the year, meaningfully underperformed.

Janus Worldwide Fund did not perform well on a relative basis in this environment. For the 12 months ended October 31, 2003, the Fund gained 14.65%, while its benchmark, the Morgan Stanley Capital International World Index, returned 23.71%.(1) This performance placed the Fund in the fourth quartile based on total return, ranking it 303rd out of 326 Global Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

2  Janus Worldwide Fund  October 31, 2003

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Given the Fund's larger size and its emphasis on a relatively smaller number of stocks, my bias has moved increasingly to mid- and larger-capitalization names. The environment of the past year, where companies under $2 billion in market capitalization outperformed companies with market capitalizations of over $100 billion by an astonishing 58 percentage points, obviously worked against the Fund. In addition, my traditional emphasis on strong franchises with high consistency of results and returns was out of sync with an environment where investors increased their appetite for risk and bid up companies that are most sensitive to an upturn in the economy. While we did see good performances by some companies perceived as higher risk by the market, such as Tyco and Credit Suisse, we did not take advantage of other opportunities.

While still retaining the Fund's basic investment philosophy and approach, I've changed the Fund's composition significantly over the past six months. First, I've positioned the Fund more aggressively. For example, I've added to our technology holdings, particularly those that have emerged from the massive shake-out in the industry with stronger competitive positioning and potential pent-up demand for their products and services. Cisco Systems fits these criteria and has been a strong performer for the Fund. I've also looked for investments that are benefiting from growth in new applications and markets. For instance, Korean semiconductor giant Samsung Electronics and U.S.-based SanDisk dominate the market for a certain type of flash-memory, which is important technology for digital cameras and higher-functioning cellular phones, an area currently seeing tremendous annual growth.

A second change within the Fund relates to its exposure to emerging markets, which has risen and now comprises approximately 19% of the portfolio. Many emerging markets, particularly in Asia, are seeing accelerated economic activity. Obviously, an important driver has been China. As China emerges as the "workshop of the world," we've found exciting opportunities in names such as Hon Hai Electronics, a contract electronics manufacturer with much of its production in low-cost facilities in mainland China. China's impact has been equally dramatic on the global demand equation for many goods. In the steel market for example, China's massive infrastructure and industrial production growth has benefited producers of key input materials like CVRD, the Brazilian mining company. Besides superior growth prospects, we believe valuations remain attractive, especially relative to developed market peers. Hon Hai Electronics currently trades at about 14 times our estimate of next year's earnings, a level we believe is too conservative in light of its potential growth rate of 20%-30%. CVRD, despite strong price performance, remains at least 25% cheaper than similar resource companies, which we believe is an unwarranted discount given its growth opportunities in iron ore, alumina, and copper.

Another change to the Fund is its increased weighting in Japan. After a 12-year bear market, we think valuations for Japanese stocks no longer appear high relative to those in the U.S. and Europe. We are even more excited that the earnings outlook for many companies in Japan is improving, driven by continued corporate cost cutting, a slowing rate of deflation and surprisingly strong business investment. In this context, we've found an increasing number of opportunities across a broad range of industries. As the banking system finally comes to grips with its massive book of bad loans, stronger banks, such as Mitsubishi Tokyo Financial Group, are beginning to move past credit issues toward efforts to expand core profitability. We expect a rebound in financial activity to benefit brokerage firms such as Nomura Securities. Great companies we've found in growth niches include Nitto Denko, which is a dominant supplier of high-technology films needed in the burgeoning liquid crystal display market.

After a painful experience the past few years, I am very mindful of stock valuations. In my opinion, valuations in some areas of the market are beginning to reach levels that suggest more limited upside potential in the near term. In addition, I believe that while chasing historical performance is emotionally easy, it is almost always a recipe for poor returns. Thus, I don't believe, for example, that it makes sense to move toward lower-quality or smaller companies, just to chase what has been working. More importantly, I think it is vital for me to remain consistent in my investment approach. While always retaining some flexibility, my emphasis will remain on finding great business franchises with strong growth prospects.

Finally, although the past year has been disappointing in terms of relative performance, I am committed to producing results that, as a fund manager and fellow fund shareholder, meet my high expectations.

Thank you for your investment in Janus Worldwide Fund.

Sincerely,

Laurence Chang

                                       Janus Worldwide Fund  October 31, 2003  3

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JANUS WORLDWIDE FUND

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Worldwide Fund $38,072
Morgan Stanley Capital International World IndexSM $22,982

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund ($38,072) as compared to the Morgan Stanley Capital International World Index ($22,982).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                       CALENDAR
                         YEAR-        ONE         FIVE        TEN       SINCE
                        TO-DATE       YEAR        YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Worldwide
Fund                     16.18%      14.65%       0.73%       8.84%      11.32%
--------------------------------------------------------------------------------
Morgan Stanley
Capital International
World IndexSM            23.39%      23.71%     (0.18)%       6.22%       6.91%
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Worldwide Fund advanced 14.65%, while its benchmark, the Morgan Stanley Capital International World Index,SM gained 23.71%.(1) As a result, the Fund ranked in the fourth quartile based on total return, placing 303rd out of 326 global funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Mirroring equity markets in the U.S., foreign markets closed out the fiscal year higher. The period started on a positive note as most international stock markets staged a comeback after stumbling to multi-year lows in early October 2002. Global economic data and sentiment among corporate leadership was decidedly mixed, however, suggesting that gains were driven more by a shift in investor psychology than a noticeable improvement in the business climate. As the new year commenced, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar continued to weaken against a number of foreign currencies, most notably the euro, which remained a source of volatility despite the brighter economic outlook.

As the fiscal year wrapped up, the Morgan Stanley Capital International World Index posted a 23.71% gain, while the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index soared 27.03%.(1) Turning to individual countries, Japan emerged as one of the world's best-performing industrialized markets as the country's economy gained momentum and reform efforts seemed finally to take root. Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher. All three popular U.S. equity market indices finished in positive territory as well. The Dow Jones Industrial Average ended the period up 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1)

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Our top contributor during the year was South Korean electronics producer Samsung Electronics. Indian industrial conglomerate Reliance Industries, which produces goods across a wide range of sectors, including energy, chemicals and textiles, also aided performance. Reliance has also been successful in its efforts to capitalize on the opportunities presented by India's fast-growing wireless communications market. Meanwhile, two financial companies - U.S.-based Citigroup and Japan's Mitsubishi Tokyo Financial - gained as global

4  Janus Worldwide Fund  October 31, 2003

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financial markets turned higher after a long period of lagging performance.
Finally, U.S.-based electronic commerce specialist InterActiveCorp helped the Fund's results as investors bid this and other technology-related shares higher.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Samsung Electronics Co., Ltd.
   Reliance Industries, Ltd.
   Citigroup, Inc.
   Mitsubishi Tokyo Financial Group, Inc.
   InterActiveCorp
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Japanese consumer electronics and media company Sony Corp. was our single biggest detractor, followed by Swedish security services firm Securitas AB. Dutch publishing company Wolters Kluwer also declined, as did U.S.-based transaction processing firm Automatic Data Processing. Dixon's Group, which sells consumer electronics in its native U.K. and across continental Europe, rounded out our list of laggards.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Sony Corp.
   Securitas AB
   Wolters Kluwer
   Automatic Data Processing
   Dixon's Group
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Our fundamental research process focuses on finding solid individual companies in a range of industries and geographies. However, some sectors do impact performance more than others. Although no single sector contributed negatively to absolute performance, our investments in the consumer staples and industrial areas turned in only a modestly positive performance. That made the two sectors our biggest laggards when viewed on an absolute basis. Meanwhile, our exposure to the financial services and information technology sectors provided the greatest boost to performance as those sectors benefited from a general improvement in worldwide markets.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Nearly 40% of the Fund's average assets were invested in U.S. companies during the period, by far the largest geographic exposure in the Fund. That, together with generally strong performance by U.S. markets, naturally made the U.S. the single biggest contributor to the Fund's performance when viewed on an absolute basis. However, poor performances by several individual U.S.-based holdings caused our U.S. position, in aggregate, to underperform the U.S. component of our benchmark, the Morgan Stanley Capital International World Index and thus allowed the U.S. to become a drag on results when compared against our benchmark. Our U.K.-based investments, which collectively represented our second-largest exposure behind only the U.S., were also the second-largest contributors to performance. On the negative side of the ledger, our relatively modest exposure to Finland joined a small position in Russia to become our two biggest detractors from performance.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE? Residual currency hedges that were in place early in the period hurt performance. We reduced our hedges considerably during the year.

                                       Janus Worldwide Fund  October 31, 2003  5

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FUND STRATEGY
--------------------------------------------------------------------------------
Normally emphasizing an investment mix from at least five different countries, including the US. This broadly diversified portfolio seeks high-quality growth franchises believed to be trading at reasonable prices.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 0.5%

Cash and Cash Equivalents - 2.8%

Common Stock - Domestic - 28.8%

Common Stock - Foreign - 67.9%

Number of Stocks: 129
Top 10 Equities: 25.9%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Samsung Electronics Company, Ltd.                      3.8%                 1.5%
Citigroup, Inc.                                        3.5%                 2.7%
Roche Holding A.G                                      3.0%                   --
Time Warner, Inc.                                      2.7%                 1.4%
HSBC Holdings PLC                                      2.7%                   --
Reliance Industries, Ltd.                              2.3%                 0.7%
Tyco International, Ltd.
  (New York Shares)                                    2.2%                 0.5%
UBS A.G                                                2.1%                 1.4%
Mitsubishi Tokyo Financial
  Group, Inc.                                          1.9%                   --
Credit Suisse Group                                    1.7%                   --

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                                   MORGAN STANLEY
                                        JANUS         CAPITAL
                                      WORLDWIDE     INTERNATIONAL
                                         FUND      WORLD INDEXSM

Money Center Banks                       9.7%           5.3%
Finance - Investment Bankers/Brokers     6.4%           3.4%
Medical - Drugs                          5.6%           7.0%
Diversified Operations                   4.4%           3.7%
Multimedia                               4.0%           1.7%

TOP COUNTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

United States        28.8%
Japan                13.9%
United Kingdom       10.0%
Switzerland           7.6%
South Korea           5.0%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Worldwide Fund 106th out of 170 and 12th out of 40 global funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date - 5/15/91.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance the investment process will consistently lead to successful investing.

6  Janus Worldwide Fund  October 31, 2003

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JANUS WORLDWIDE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 96.7%
Advertising Services - 0.7%
   8,733,024    WPP Group PLC ...............................    $    83,285,962

Aerospace and Defense - 1.1%
   1,292,185    Lockheed Martin Corp. .......................         59,905,697
     784,545    Northrop Grumman Corp. ......................         70,138,323

                                                                     130,044,020

Aerospace and Defense - Equipment - 0.9%
   1,188,255    United Technologies Corp. ...................        100,633,316

Applications Software - 2.0%
     942,157    Infosys Technologies, Ltd. ..................         98,569,997
   5,100,205    Microsoft Corp. .............................        133,370,361

                                                                     231,940,358

Audio and Video Products - 0.4%
   1,994,700    Pioneer Corp. ...............................         49,715,541

Automotive - Cars and Light Trucks - Original - 1.0%
   1,472,100    Honda Motor Company, Ltd.# ..................         58,115,377
   1,892,700    Toyota Motor Corp.# .........................         53,887,761

                                                                     112,003,138

Automotive - Truck Parts and Equipment - Original - 0%
     137,800    Autoliv A.B. (SDR) ..........................          4,539,844

Broadcast Services and Programming - 2.0%
   1,680,691    Clear Channel Communications, Inc. ..........         68,605,807
   3,223,150    Grupo Televisa S.A. (ADR) ...................        124,897,062
   3,647,190    Liberty Media Corp. - Class A* ..............         36,800,147

                                                                     230,303,016

Building and Construction Products - Miscellaneous - 0.2%
   3,308,000    Matsushita Electric Works, Ltd. .............         24,854,760

Cellular Telecommunications - 2.2%
  52,085,640    China Mobile, Ltd.# .........................        147,892,636
      33,045    NTT DoCoMo, Inc.# ...........................         71,539,637
     154,050    SK Telecom Company, Ltd. ....................         27,204,435

                                                                     246,636,708

Chemicals - Diversified - 0.5%
   1,005,400    Nitto Denko Corp. ...........................         52,768,982

Chemicals - Specialty - 0.4%
     106,868    Givaudan S.A. ...............................         48,177,672

Commercial Banks - 0.7%
   1,544,948    Credit Agricole S.A.# .......................         32,813,889
   1,351,740    Kookmin Bank ................................         49,341,078

                                                                      82,154,967

Computers - 2.0%
   1,755,420    Dell, Inc.* .................................         63,405,770
   3,044,195    Hewlett-Packard Co. .........................         67,915,990
  35,157,000    Quanta Computer, Inc. .......................         95,718,074

                                                                     227,039,834

Computers - Memory Devices - 1.7%
   1,688,325    SanDisk Corp.*,# ............................        136,078,995
   1,542,020    VERITAS Software Corp.* .....................         55,744,023

                                                                     191,823,018

Computers - Peripheral Equipment - 1.6%
  24,445,000    Benq Corp. ..................................         31,298,225
  32,640,800    Hon Hai Precision Industry Company, Ltd. ....        146,030,909

                                                                     177,329,134

Shares or Principal Amount                                          Market Value
================================================================================
Cosmetics and Toiletries - 0.7%
   4,037,285    Kao Corp.# ..................................    $    82,996,899

Distribution and Wholesale - 0.2%
   2,685,000    Mitsubishi Corp. ............................         27,867,240

Diversified Financial Services - 2.6%
  51,864,000    Fubon Financial Holding Company, Ltd. .......         54,649,909
   3,848,324    UBS A.G. ....................................        236,312,730

                                                                     290,962,639

Diversified Minerals - 0.9%
   2,322,550    Companhia Vale do Rio Doce (ADR) ............        106,256,663

Diversified Operations - 4.4%
   7,598,000    Hutchison Whampoa, Ltd.# ....................         58,948,979
   2,697,467    Louis Vuitton Moet Hennessy S.A.# ...........        186,428,922
  12,051,975    Tyco International, Ltd. (New York Shares) ..        251,645,238

                                                                     497,023,139

Diversified Operations - Commercial Services - 0.7%
   3,919,355    Cendant Corp.* ..............................         80,072,423

E-Commerce/Services - 1.1%
     521,700    eBay, Inc.* .................................         29,183,898
   2,488,506    InterActiveCorp*,# ..........................         91,353,055

                                                                     120,536,953

Electric Products - Miscellaneous - 3.8%
   1,098,795    Samsung Electronics Company, Ltd. ...........        436,361,329

Electronic Components - Miscellaneous - 0.9%
     838,800    Fanuc, Ltd.# ................................         50,434,056
   2,486,700    Omron Corp. .................................         54,513,549

                                                                     104,947,605

Electronic Components - Semiconductors - 2.9%
     824,500    Intel Corp. .................................         27,249,725
     325,200    Rohm Company, Ltd.# .........................         43,839,214
   4,670,008    STMicroelectronics N.V.# ....................        124,324,980
   2,859,420    Texas Instruments, Inc. .....................         82,694,426
   1,540,140    Xilinx, Inc.* ...............................         48,822,438

                                                                     326,930,783

Electronic Connectors - 0.3%
     292,600    Hirose Electric Company, Ltd.# ..............         35,957,848

Enterprise Software/Services - 0.4%
     279,993    SAP A.G. ....................................         40,589,987

Fiduciary Banks - 1.4%
   3,648,330    Bank of New York Company, Inc. ..............        113,791,413
     968,925    Northern Trust Corp. ........................         45,006,566

                                                                     158,797,979

Finance - Investment Bankers/Brokers - 6.4%
   8,397,321    Citigroup, Inc. .............................        398,033,014
   1,928,485    Merrill Lynch & Company, Inc. ...............        114,166,312
  11,703,000    Nikko Cordial Corp.# ........................         63,127,111
   9,037,000    Nomura Holdings, Inc.# ......................        155,199,491

                                                                     730,525,928

Food - Catering - 0.8%
  16,509,012    Compass Group PLC ...........................         95,391,359

Food - Retail - 0.6%
  15,597,331    Tesco PLC ...................................         62,530,650

Hotels and Motels - 0.3%
   1,137,525    Starwood Hotels & Resorts Worldwide, Inc. ...         38,368,718

See Notes to Schedule of Investments and Financial Statements.

                                       Janus Worldwide Fund  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Insurance Brokers - 0.4%
      46,645    Marsh & McLennan Companies, Inc. ............    $     1,994,074
   1,355,790    Willis Group Holdings, Ltd. .................         45,147,807

                                                                      47,141,881

Internet Security - 0.8%
   5,397,147    Check Point Software Technologies, Ltd.* ....         91,697,528

Machinery - Construction and Mining - 1.3%
   2,320,743    Atlas Copco A.B. - Class A# .................         81,514,758
  11,168,000    Komatsu, Ltd.# ..............................         60,444,444

                                                                     141,959,202

Medical - Drugs - 5.6%
     272,455    Altana A.G. .................................         17,167,196
     638,723    Aventis S.A. ................................         33,822,541
   2,286,700    Chugai Pharmaceutical Company, Ltd. .........         32,573,541
   4,074,101    Roche Holding A.G. ..........................        337,128,684
   1,710,580    Sanofi-Synthelabo S.A. ......................        105,893,252
      71,233    Serono S.A. - Class B# ......................         49,182,862
   1,051,820    Teva Pharmaceutical Industries, Ltd. (ADR)# .         59,838,040

                                                                     635,606,116

Medical - HMO - 2.4%
   1,672,970    Anthem, Inc.* ...............................        114,481,337
   3,083,345    UnitedHealth Group, Inc. ....................        156,880,594

                                                                     271,361,931

Medical Instruments - 1.5%
   3,716,396    Medtronic, Inc. .............................        169,356,166

Medical Products - 0.7%
   2,855,355    Baxter International, Inc. ..................         75,895,336

Metal - Aluminum - 0.3%
     585,032    MMC Norilsk Nickel (ADR) ....................         30,246,154

Metal - Diversified - 1.0%
     499,905    Rio Tinto, Ltd. .............................         12,645,540
   4,336,434    Rio Tinto PLC ...............................        105,303,598

                                                                     117,949,138

Money Center Banks - 9.7%
   9,121,204    Banca Intesa S.p.A.# ........................         30,750,732
   5,417,426    Credit Suisse Group .........................        190,877,287
  13,640,000    DBS Group Holdings, Ltd. ....................        112,038,324
  20,133,545    HSBC Holdings PLC ...........................        302,537,805
      30,167    Mitsubishi Tokyo Financial Group, Inc.# .....        216,782,007
   2,158,642    Royal Bank of Scotland Group PLC ............         57,913,969
   8,970,004    Standard Chartered PLC ......................        143,692,953
       9,186    Sumitomo Mitsui Financial Group, Inc.# ......         46,207,832

                                                                   1,100,800,909

Multi-Line Insurance - 1.4%
   6,212,358    Aegon N.V ...................................         81,464,963
   3,524,494    ING Groep N.V ...............................         73,178,503

                                                                     154,643,466

Multimedia - 3.5%
   4,766,243    News Corporation, Ltd. ......................         42,443,409
  20,170,030    Time Warner, Inc.* ..........................        308,399,759
   2,173,830    Walt Disney Co. .............................         49,215,511

                                                                     400,058,679

Networking Products - 1.6%
   8,454,275    Cisco Systems, Inc.* ........................        177,370,690

Office Automation and Equipment - 1.6%
   3,720,000    Canon, Inc.# ................................        180,019,102

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Exploration and Production - 1.5%
   1,239,406    Canadian Natural Resources, Ltd. ............    $    52,649,648
  50,318,000    CNOOC, Ltd.# ................................         94,925,075
     543,960    EOG Resources, Inc. .........................         22,922,474

                                                                     170,497,197

Oil Companies - Integrated - 2.9%
   2,171,315    EnCana Corp.# ...............................         74,576,970
     819,255    Lukoil (ADR) ................................         66,605,432
   1,314,950    Suncor Energy, Inc. .........................         27,625,084
     373,893    Total S.A. - Class B ........................         58,114,437
   2,286,056    Yukos Oil Co. (ADR)# ........................        105,615,786

                                                                     332,537,709

Petrochemicals - 2.3%
  24,414,017    Reliance Industries, Ltd. ...................        261,971,353

Pharmacy Services - 0.7%
   2,449,225    Medco Health Solutions, Inc.* ...............         81,314,270

Property and Casualty Insurance - 0.5%
       4,238    Millea Holdings, Inc. .......................         50,500,569
  10,716,000    PICC Property and Casualty Company, Ltd. ....          2,508,863

                                                                      53,009,432

Real Estate Management/Services - 0.2%
   2,601,000    Mitsubishi Estate Company, Ltd. .............         24,937,045

Real Estate Operating/Development - 1.0%
   3,779,000    Cheng Kong Holdings, Ltd.# ..................         31,509,145
   9,816,000    Sun Hung Kai Properties, Ltd.# ..............         83,109,421

                                                                     114,618,566

Retail - Automobile - 0.1%
     170,025    CarMax, Inc.* ...............................          5,357,488

Retail - Diversified - 0.5%
   1,362,000    Ito-Yokado Company, Ltd.# ...................         50,052,122

Retail - Drug Store - 0.5%
   1,433,145    Walgreen Co. ................................         49,902,109

Retail - Hypermarkets - 0.5%
  18,019,300    Wal- Mart de Mexico S.A. de C.V .............         50,248,206

Retail - Restaurants - 0.6%
   2,508,860    McDonald's Corp. ............................         62,746,589

Semiconductor Components/Integrated Circuits - 1.2%
     579,000    NEC Electronics Corp.*,# ....................         44,556,693
 103,386,000    United Microelectronics Corp.* ..............         94,637,340

                                                                     139,194,033

Semiconductor Equipment - 1.1%
   1,326,325    KLA-Tencor Corp.*,# .........................         76,038,213
     662,600    Tokyo Electron, Ltd.# .......................         47,494,319

                                                                     123,532,532

Soap and Cleaning Preparations - 0.6%
   3,485,609    Reckitt Benckiser PLC .......................         73,226,816

Steel - Producers - 1.3%
  11,435,000    China Steel Corp. ...........................          9,222,043
   2,483,000    China Steel Corp. (GDR) .....................         39,728,000
     495,130    Pohang Iron & Steel Company, Ltd. ...........         57,733,787
   4,844,534    Tata Iron and Steel Company, Ltd. ...........         38,316,946

                                                                     145,000,776

Telecommunication Equipment - 0.3%
   2,095,024    Nokia Oyj ...................................         35,583,160

See Notes to Schedule of Investments and Financial Statements.

8  Janus Worldwide Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Services - 0.7%
   1,823,965    Amdocs, Ltd. (New York Shares)* .............    $    39,142,289
   2,330,680    Chunghwa Telecom Company, Ltd. (ADR) ........         36,078,926

                                                                      75,221,215

Telephone - Integrated - 0.6%
   4,232,102    Deutsche Telekom A.G.*,# ....................         66,419,436

Television - 1.5%
  15,604,907    British Sky Broadcasting Group PLC* .........        169,477,479

Web Portals/Internet Service Providers - 0.5%
   1,301,105    Yahoo!, Inc.* ...............................         56,858,289
--------------------------------------------------------------------------------
Total Common Stock (cost $9,331,513,207) ....................     10,965,180,532
--------------------------------------------------------------------------------
Preferred Stock - 0.5%
Multimedia - 0.5%
   7,166,090    News Corporation, Ltd. (cost $45,377,571) ...         52,729,222
--------------------------------------------------------------------------------
Rights - 0%
Commercial Banks - 0%
   1,544,948    Credit Agricole S.A.#,(beta)(cost $0) .......            359,211
--------------------------------------------------------------------------------
Other Securities - 4.3%
                State Street Navigator Securities Lending
$490,602,437      Prime Portfolio (cost $490,602,437)+ ......        490,602,437
--------------------------------------------------------------------------------
Repurchase Agreements - 3.5%
  57,500,000    Bear Stearns & Company, Inc., 1.08%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $57,505,175
                  collateralized by $58,875,295
                  in U.S. Government Obligations
                  5.00%-5.50%, 10/1/33
                  with a value of $58,651,044 ...............         57,500,000
 137,400,000    Citigroup Global Markets, Inc., 1.1125%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $137,412,738
                  collateralized by $579,418,076
                  in U.S. Government Agencies
                  0%-16.00%, 11/1/03-6/1/34
                  with a value of $140,570,284 ..............        137,400,000
 200,000,000    Citigroup Global Markets, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $200,017,833
                  collateralized by $201,109,200
                  in U.S. Government Agencies
                  0%-9.50%, 4/28/04-8/16/33
                  with a value of $204,001,688 ..............        200,000,000
   4,400,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $4,400,392
                  collateralized by $18,140,663
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $4,488,014 ................          4,400,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $399,300,000) .............        399,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $10,266,793,215) - 105.0% .....     11,908,171,402
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (5.0)%    (567,516,397)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $11,340,655,005
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Australia                                          0.9%          $   107,818,171
Bermuda                                            2.5%              296,793,045
Brazil                                             0.9%              106,256,663
Canada                                             1.3%              154,851,702
Finland                                            0.3%               35,583,160
France                                             3.5%              417,432,252
Germany                                            1.0%              124,176,619
Hong Kong                                          3.5%              418,894,119
India                                              3.4%              398,858,296
Israel                                             1.3%              151,535,568
Italy                                              0.3%               30,750,732
Japan                                             13.3%            1,578,385,140
Mexico                                             1.5%              175,145,268
Netherlands                                        2.3%              278,968,446
Russia                                             1.7%              202,467,372
Singapore                                          0.9%              112,038,324
South Korea                                        4.8%              570,640,629
Sweden                                             0.7%               86,054,602
Switzerland                                        7.2%              861,679,235
Taiwan                                             4.3%              507,363,426
United Kingdom                                     9.5%            1,132,502,880
United States++                                   34.9%            4,159,975,753
--------------------------------------------------------------------------------
Total                                            100.0%          $11,908,171,402

++Includes Short-Term Securities (27.5% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

                                       Janus Worldwide Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost(1)                                              $ 10,266,793

Investments at value(1)                                             $ 11,908,171
  Cash                                                                     7,339
  Receivables:
    Investments sold                                                      88,407
    Fund shares sold                                                       5,131
    Dividends                                                             26,072
    Interest                                                                 118
  Other assets                                                               226
  Variation Margin                                                            --
  Forward currency contracts                                                  --
--------------------------------------------------------------------------------
Total Assets                                                          12,035,464
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                           490,602
    Investments purchased                                                131,986
    Fund shares repurchased                                               62,401
    Advisory fees                                                          6,386
    Transfer agent fees and expenses                                       2,406
    Administrative fees                                                       --
    Service fees                                                              --
    Tax Liability                                                             --
  Accrued expenses                                                         1,028
  Forward currency contracts                                                  --
--------------------------------------------------------------------------------
Total Liabilities                                                        694,809
--------------------------------------------------------------------------------
Net Assets                                                          $ 11,340,655
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                            17,545,297
  Undistributed net investment income/(loss)*                            102,470
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                               (7,948,951)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                  1,641,839
--------------------------------------------------------------------------------
Total Net Assets                                                    $ 11,340,655
--------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          303,729
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      37.34
--------------------------------------------------------------------------------

* See Note 3 in the Notes to the Financial Statements.
(1) Investments at cost and value include $470,689,233 of securities loaned for Janus Worldwide Fund (Note 1).

See Notes to Financial Statements.

10  Janus Worldwide Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2003
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      5,496
  Securities lending income                                                4,040
  Interfund lending income                                                    14
  Dividends                                                              241,285
  Dividends from affiliates                                                   87
  Foreign tax withheld                                                  (18,989)
--------------------------------------------------------------------------------
Total Investment Income                                                  231,933
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           78,797
  Transfer agent fees and expenses                                        26,728
  Registration fees                                                          267
  Postage and mailing expenses                                               634
  Custodian fees                                                           4,868
  Printing expenses                                                          864
  Audit fees                                                                  49
  Trustees' fees and expenses                                                134
  Administrative fees                                                         --
  Interest expense                                                             2
  Other expenses                                                             138
--------------------------------------------------------------------------------
Total Expenses                                                           112,481
--------------------------------------------------------------------------------
Expense and Fee Offset                                                   (1,022)
--------------------------------------------------------------------------------
Net Expenses                                                             111,459
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                            --
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                 111,459
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             120,474
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (420,807)
  Net realized gain/(loss) from foreign currency transactions          (183,907)
  Net realized gain/(loss) from futures contracts                             --
  Net realized gain/(loss) from short sales                                   --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   2,074,883
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 1,470,169
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  1,590,643
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                      Janus Worldwide Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $    120,474     $    113,048
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (604,714)      (3,124,501)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                  2,074,883        (128,006)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       1,590,643      (3,139,459)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (122,640)          (6,067)
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (122,640)          (6,067)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         2,089,585        3,593,405
  Redemption fees                                                           170              N/A
  Reinvested dividends and distributions                                120,183            5,915
  Shares repurchased                                                (5,802,454)      (7,320,009)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (3,592,516)      (3,720,689)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               (2,124,513)      (6,866,215)
Net Assets:
  Beginning of period                                                13,465,168       20,331,383
------------------------------------------------------------------------------------------------
  End of period                                                    $ 11,340,655     $ 13,465,168
------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
  (excluding short-term securities):
  Purchases of securities                                          $ 12,577,254     $ 12,259,366
  Proceeds from sales of securities                                  15,463,364       14,678,530
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

12  Janus Worldwide Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


For a share outstanding during the
fiscal year ended October 31                          2003            2002           2001            2000            1999

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      32.87    $      40.17    $      70.74    $      58.87    $      41.52
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .37             .27             .39             .03             .02
  Net gains/(losses) on securities
    (both realized and unrealized)                   4.41          (7.56)         (24.04)           13.15           17.51
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     4.78          (7.29)         (23.65)           13.18           17.53
-------------------------------------------------------------------------------------------------------------------------
Distributions and Other:
  Dividends (from net investment income)*           (.31)           (.01)           (.41)           (.03)           (.18)
  Distributions (from capital gains)*                  --              --          (6.51)          (1.28)              --
  Redemption fees                                      --(2)          N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                       (.31)           (.01)          (6.92)          (1.31)           (.18)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      37.34    $      32.87    $      40.17    $      70.74    $      58.87
-------------------------------------------------------------------------------------------------------------------------
Total Return                                       14.65%        (18.15)%        (36.56)%          22.41%          42.33%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $ 11,340,655    $ 13,465,168    $ 20,331,383    $ 37,775,243    $ 24,091,321
Average Net Assets for the Period
  (in thousands)                             $ 12,123,565    $ 18,185,263    $ 27,993,000    $ 38,726,913    $ 18,892,896
Ratio of Gross Expenses to
  Average Net Assets(1)                             0.93%           0.87%           0.87%           0.88%           0.89%
Ratio of Net Expenses to
  Average Net Assets(1)                             0.92%           0.86%           0.85%           0.86%           0.88%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                                0.99%           0.62%           0.53%           0.13%           0.07%
Portfolio Turnover Rate                              108%             73%             78%             58%             68%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended October 31, 2003.
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                      Janus Worldwide Fund  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Morgan Stanley Capital        Is a market capitalization weighted index composed
International World IndexSM   of companies representative of the market
                              structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Capital        Is a market capitalization weighted index composed
International EAFE(R) Index   of companies representative of the market
                              structure of 21 Developed Market countries in Europe, Australasia and the Far East.

Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

S&P 500(R)Index               The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

ADR                           American Depository Receipt

GDR                           Global Depository Receipt

PLC                           Public Limited Company

SDR                           Swedish Depository Receipt

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange.

*         Non-income-producing security.
# Loaned security, a portion or all of the security is on loan at October 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).
(beta)    Security is illiquid.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

14  Janus Worldwide Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Worldwide Fund (the "Fund") is a series fund. The Fund is part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified as defined by the Act of 1940. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the Fund had on loan securities with a value of $470,689,233.

As of October 31, 2003 the Fund received cash collateral of $490,602,437, in accordance with securities lending activity. The cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio.

The borrower pays fees at the Fund's direction to its lending agent. The lending agent may retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Fund's portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured.

                                      Janus Worldwide Fund  October 31, 2003  15

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

During the fiscal year ended October 31, 2003, the Fund borrowed cash at a weighted average rate ranging from 1.275% to 1.394% and interest expense amounted to $1,976. During the fiscal period or year ended October 31, 2003, the Fund lent cash at a weighted average rate ranging from 1.275% to 1.394% and interest income amounted $14,311. Interest expense and interest income are included on the Statement of Operations. As of October 31, 2003, there were no outstanding borrowing or lending arrangements for the Fund.

FORWARD CURRENCY TRANSACTIONS
The Fund may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included on the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable).

OPTIONS CONTRACTS
The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
The Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

16  Janus Worldwide Fund  October 31, 2003

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--------------------------------------------------------------------------------

The Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that the Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). A fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

                                      Janus Worldwide Fund  October 31, 2003  17

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

A 1.00% redemption fee may be imposed on shares of the Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees for the Fund were $170,048 for the fiscal year ended October 31, 2003. The redemption fee will increase to 2.00%, effective March 1, 2004.

During the period ended October 31, 2003, Janus Capital reimbursed the Fund for certain trading and valuation errors, the amounts of which were insignificant.

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Fund for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

     DST Securities, Inc.              Fund
          Commissions                 Expense
              Paid                   Reduction             DST Systems Cost
--------------------------------------------------------------------------------
           $143,086                  $107,341                 $1,685,328
--------------------------------------------------------------------------------

The Fund may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2003, the Fund recorded distributions from affiliated investment companies as dividend income, and had the following affiliated purchases and sales:

                                            Purchases           Sales         Dividend     Market Value
                                           Shares/Cost       Shares/Cost       Income       at 10/31/03
-------------------------------------------------------------------------------------------------------
Janus Money Market Fund                    $960,000,000      $960,000,000      $25,063               --
Janus Institutional Cash Reserves Fund     $400,000,000      $400,000,000      $61,932               --
-------------------------------------------------------------------------------------------------------

18  Janus Worldwide Fund  October 31, 2003

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3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2009 and October 31, 2011.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                            Undistributed    Undistributed                             Other Book        Net Tax
                               Ordinary        Long-Term            Accumulated          to Tax        Appreciation/
Fund                            Income           Gains             Capital Losses      Differences    (Depreciation)
--------------------------------------------------------------------------------------------------------------------
International/Global
Janus Worldwide Fund         $102,304,753         --              $(7,853,304,795)       $215,561     $1,546,142,487
--------------------------------------------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                            Federal Tax         Unrealized         Unrealized
Fund                            Cost           Appreciation      (Depreciation)
--------------------------------------------------------------------------------
International/Global
Janus Worldwide Fund      $10,362,028,915     $1,719,681,881      $(173,539,394)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2003    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
International/Global
Janus Worldwide Fund      $122,639,451         --               --              --
-----------------------------------------------------------------------------------------

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2002    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
International/Global
Janus Worldwide Fund        $6,067,055         --               --              --
-----------------------------------------------------------------------------------------

                                      Janus Worldwide Fund  October 31, 2003  19

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4.   CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)
                                                           2003             2002
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                            63,891           93,344
  Reinvested distributions                                3,721              140
--------------------------------------------------------------------------------
Total                                                    67,612           93,484
--------------------------------------------------------------------------------
  Repurchased                                         (173,587)        (189,860)
Net Increase/(Decrease) in Fund Shares                (105,975)         (96,376)
Shares Outstanding, Beginning of Period                 409,704          506,080
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                       303,729          409,704
--------------------------------------------------------------------------------

5.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC (``Canary''), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

20  Janus Worldwide Fund  October 31, 2003

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--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Worldwide Fund (one of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

                                      Janus Worldwide Fund  October 31, 2003  21

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EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

22  Janus Worldwide Fund  October 31, 2003

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--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                      Janus Worldwide Fund  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESIGNATION REQUIREMENTS (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2003:

Foreign Taxes Paid and Foreign Source Income

Fund                        Foreign Taxes Paid             Foreign Source Income
--------------------------------------------------------------------------------
Janus Worldwide Fund           $18,988,991                    $179,851,602
--------------------------------------------------------------------------------

24  Janus Worldwide Fund  October 31, 2003

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                                      Janus Worldwide Fund  October 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs (since               and NeoCore Corp.
Denver, CO 80206                                            2002). Formerly, Distinguished Visiting
Age 59                                                      Professor of Business (2001-2002),
                                                            Thunderbird (American Graduate
                                                            School of International Management),
                                                            Phoenix, AZ; and Principal (1988-
                                                            1999) of Phillips-Smith Retail Group,
                                                            Addison, TX (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

26  Janus Worldwide Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

                                      Janus Worldwide Fund  October 31, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Laurence J. Chang        Executive Vice President     9/99-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Worldwide Fund                              accounts. Formerly, Co-Portfolio Manager
Age 38                                                                     (1998-2000) of Janus Overseas Fund.

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

28  Janus Worldwide Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                                      Janus Worldwide Fund  October 31, 2003  29

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--------------------------------------------------------------------------------

NOTES

30  Janus Worldwide Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                      Janus Worldwide Fund  October 31, 2003  31

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--------------------------------------------------------------------------------

NOTES

32  Janus Worldwide Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                      Janus Worldwide Fund  October 31, 2003  33

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--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.


                 GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

                 VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                      WW41-12/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS BALANCED FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................    10

     Statement of Operations ........................................    11

     Statement of Changes in Net Assets .............................    12

     Financial Highlights ...........................................    13

     Notes to Schedule of Investments ...............................    14

     Notes to Financial Statements ..................................    15

     Report of Independent Auditors .................................    22

     Explanation of Charts, Tables and Financial Statements .........    23

     Designation Requirements .......................................    25

     Trustees and Officers ..........................................    26

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr                Anita Falicia                   Girard Miller

/s/ Loren Starr            /s/ Anita Falicia               /s/ Girard Miller

Vice President and         Vice President, Treasurer and   President and Chief
Chief Financial Officer,   Principal Accounting Officer,   Executive Officer,
Janus Investment Fund      Janus Investment Fund           Janus Investment Fund

Past Performance is no guarantee of future results.

                                        Janus Balanced Fund  October 31, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

[PHOTO]
Karen L. Reidy
portfolio manager

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Balanced Fund advanced 9.34%, while the S&P 500(R) Index, the benchmark for the equity portion of the Fund, gained 20.79%, and the Lehman Brothers Government/Credit Index, the Fund's fixed-income benchmark, added 6.17%.(1) The Fund received a fourth quartile position for this performance based on total return, ranking 503 out of 524 balanced funds tracked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The Lehman Brothers Gov/Corp Index advanced 6.17% and finished in positive territory for the 4th year running. Fixed income index returns were driven primarily by the corporate sector, with the Lehman Brothers Credit Bond Index returning 10.57% during the year; meanwhile, treasury yields rose and fell with the headline news and the fortunes of the stock market, finishing the period up a mere 0.40%.(1)

The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. The Treasury market surged in early March on fears about the war, only to back up sharply as equity markets rebounded. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted and the Treasury market exceeded its March highs, peaking in June on economic concerns. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate on June 25th to a 45-year low of 1% in an attempt to protect against deflation. But, the bond market again backed up sharply in July/August when unemployment showed early signs of improvement. As the fiscal year came to a close, stocks added to their springtime gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected third quarter GDP growth, prevailed despite questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
In addition to feeling the lingering effects of an economic slowdown, the consequences of war and SARS also weighed heavily on investors last year. This kept a lid on business travel and capital spending in 2003. As such, I felt it prudent to keep the Fund defensively positioned. Early in the period, the fund's allocation to fixed income was raised to greater than 45% of assets; stock investments were geared toward companies with lower but more consistent growth potential, along with those focused on driving cash flow to reduce debt or pay dividends. However, this strategy held back the Fund's performance as the equity market quickly discounted an anticipated economic recovery resulting in stocks meaningfully outperforming bonds. Further, equities with high revenue growth potential were more richly rewarded than those delivering steady performance.

To reiterate, my investment strategy is to continue finding opportunities to invest in what I view as undervalued companies with characteristics that include accelerating free cash flow, improving returns on invested capital and differentiable competitive strengths. My goal is to seek a balance of growth and value to create a lower volatility portfolio that can generate market-beating results for the Fund's shareholders.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Propelling the Fund higher was online media giant Yahoo!, which enjoyed an impressive triple-digit gain during the period and contributed significantly to our performance. Semiconductor manufacturer Texas Instruments, whose chips power half the cellular phones sold last year, also was a standout. Global financial services powerhouse Citigroup rewarded us as well. Rounding out our top performers were consumer electronics retailer Best Buy Co. and Marriott International, which operates or franchises more than 2,500 hotels and other lodging facilities worldwide.

2  Janus Balanced Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

While the equity portion of the Fund made a much more significant contribution to our absolute performance than the income portion did, we are pleased to note that our fixed-income investments collectively outpaced the Lehman Brothers Government/Credit Index. Specifically, Comcast and Time Warner were meaningful performance contributors on the bond side.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Yahoo!, Inc.
   Texas Instruments, Inc.
   Citigroup, Inc.
   Best Buy Co.
   Marriott International, Inc.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Payroll and tax filing processor Automatic Data Processing weighed most on the Fund's results during the period. Elsewhere, insurance holding company American International Group, better known as AIG, made our list of top detractors as well. Also disappointing us was Viacom, owner of a diverse stable of branded media properties such as MTV, CBS, Paramount Pictures and Blockbuster Video, to name a few. Additionally, natural-gas producer El Paso Corp. was a laggard, as was health care firm Johnson & Johnson.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Automatic Data Processing
   AIG, Inc.
   Viacom, Inc.
   El Paso Corp.
   Johnson & Johnson
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
While maintaining our bottom-up approach to building the portfolio one security at a time, certain sectors did have a material impact on the Fund. For example, the sector with the greatest positive impact on our absolute performance was information technology. However, the Fund's underweight position in technology compared to the S&P 500(R) Index was the primary reason we underperformed the index, as this was a particularly strong-performing area of the market during the period. Also contributing to this relative underperformance were weak results posted by several of our holdings within the consumer discretionary sector, although, on an absolute basis, this group contributed strongly to the Fund's results. Meanwhile, sectors that detracted from our absolute results included telecommunications and utilities. Relative to the S&P 500(R) Index, we held minimal exposure to both of these sectors, which performed well for the market.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Given my improved confidence in economic expansion (witness, lower jobless claims and plans for increased capital spending), I have repositioned the portfolio by investing in a mix of equities that I believe possess high operating leverage to the economy as well as those with accelerating revenue growth. With regard to my strategy, a full-court-press defense has given way to a bit more offense. For example, in the coming year I plan to maintain a fixed-income allocation of only a 40% rather than 45%-50%, which was the average during the most recent 12-month period. To be sure, continued discipline with respect to valuation and finding the right balance between value and growth remain priorities.

On a more personal note, I want to express my disappointment in this year's performance. I was clearly too cautious on the economy. Balanced fund shareholders deserve to participate in the best possible return opportunities available in both stocks and bonds. Not a day goes by when I don't stop to think about the responsibility and trust that our investors have placed in me and in the entire Janus team. We appreciate your confidence and will continue to work hard to maintain it through our actions and performance.

[GRAPH]

Janus Balanced Fund $34,335
S&P 500(R) Index $31,450
Lehman Brothers Government/Credit Index $21,841

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/ Credit Index. Janus Balanced Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through through October 31, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Balanced Fund, ($34,335) as compared to the S&P 500 Index ($31,450) and the Lehman Brothers Government/Credit Index ($21,841).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                       CALENDAR
                         YEAR-        ONE         FIVE        TEN       SINCE
                        TO-DATE       YEAR        YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Balanced Fund       9.70%       9.34%       6.28%      10.72%      11.68%
--------------------------------------------------------------------------------
S&P 500(R) Index         21.19%      20.79%       0.53%      10.43%      10.81%
--------------------------------------------------------------------------------
Lehman Brothers
Government/Credit
Index                     3.37%       6.17%       6.57%       6.77%       7.25%
--------------------------------------------------------------------------------

                                        Janus Balanced Fund  October 31, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To attempt to achieve a diversified and balanced mix of equity and income-producing securities (typically 40%-60% of each), this fund invests primarily in mature companies believed to demonstrate a history of solid earnings, strong cash flows, and shareholder-oriented management.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Foreign Bonds/Non Dollar Bonds - 1.8%

Cash and Cash Equivalents - 2.0%

U.S. Treasury Notes/Bonds - 7.3%

U.S. Government Agencies - 8.2%

Common Stock - Foreign - 10.8%

Corporate Bonds - Domestic - 24.2%

Common Stock - Domestic - 45.7%

Number of Bonds: 159
Number of Stocks: 76
Top 10 Equities: 15.6%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Citigroup, Inc.                                        2.2%                 1.5%
Tyco International, Ltd.
  (New York Shares)                                    1.9%                   --
3M Co.                                                 1.6%                 1.4%
Gannett Co.                                            1.5%                 1.7%
Wal-Mart Stores, Inc.                                  1.5%                 0.6%
Reckitt Benckiser PLC                                  1.4%                   --
Roche Holding A.G                                      1.4%                   --
Time Warner, Inc.                                      1.4%                 0.7%
Procter & Gamble Co.                                   1.4%                 0.9%
Marriott International, Inc. - Class A                 1.3%                 0.7%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                       BALANCED      S&P 500(R)
                                         FUND          INDEX

Diversified Operations                   8.0%           5.2%
Multimedia                               6.2%           2.1%
Finance - Investment Bankers/Brokers     3.7%           5.4%
Hotels and Motels                        3.4%           0.2%
Oil  Companies - Integrated              3.0%           4.0%
Computers                                2.8%           3.5%
Cable Television                         2.7%           0.8%
Medical - Drugs                          2.7%           6.7%
Electronic Components - Seiconductors    2.4%           3.4%
Retail - Discount                        2.4%           3.5%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Balanced Fund 24th out of 349 and 9th out of 112 balanced funds for the 5-, and 10-year periods respectively.

* The Fund's inception date - 9/1/92.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

4  Janus Balanced Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 56.5%
Aerospace and Defense - 0.8%
     219,280    General Dynamics Corp.# .....................    $    18,353,736
     263,755    Lockheed Martin Corp.# ......................         12,227,682

                                                                      30,581,418

Airlines - 0.4%
     807,935    Southwest Airlines Co. ......................         15,673,939

Applications Software - 1.2%
   1,812,660    Microsoft Corp. .............................         47,401,059

Automotive - Cars and Light Trucks - 0.3%
     294,822    BMW A.G.**,# ................................         11,824,540

Beverages - Non-Alcoholic - 0.6%
     542,175    PepsiCo, Inc. ...............................         25,926,809

Brewery - 1.1%
     851,710    Anheuser-Busch Companies, Inc. ..............         41,955,235

Broadcast Services and Programming - 0.8%
     606,435    Fox Entertainment Group, Inc.* ..............         16,798,249
   1,552,110    Liberty Media Corp. - Class A* ..............         15,660,790

                                                                      32,459,039

Cable Television - 0.7%
     412,519    Comcast Corp. - Class A* ....................         13,992,644
     449,107    Comcast Corp. - Special Class A* ............         14,649,871

                                                                      28,642,515

Computers - 2.1%
   1,081,165    Dell, Inc.*,# ...............................         39,051,680
     474,480    IBM Corp. ...................................         42,456,470

                                                                      81,508,150

Computers - Memory Devices - 0.4%
     421,735    VERITAS Software Corp.* .....................         15,245,720

Computers - Peripheral Equipment - 0.5%
     262,040    Lexmark International Group, Inc.
                  - Class A*,# ..............................         19,288,764
Cosmetics and Toiletries - 1.8%
      93,220    Avon Products, Inc.# ........................          6,335,231
     331,705    International Flavors & Fragrances, Inc.# ...         10,979,436
     553,720    Procter & Gamble Co. ........................         54,425,139

                                                                      71,739,806

Diversified Operations - 6.3%
     791,235    3M Co. ......................................         62,404,704
   1,445,335    General Electric Co. ........................         41,929,168
     889,425    Honeywell International, Inc.# ..............         27,225,299
     637,944    Louis Vuitton Moet Hennessy S.A.**,# ........         44,089,960
   3,506,460    Tyco International, Ltd. (New York Shares)# .         73,214,885

                                                                     248,864,016

E-Commerce/Products - 0.4%
     298,930    Amazon.com, Inc.*,# .........................         16,267,771

E-Commerce/Services - 0.4%
     260,330    eBay, Inc.* .................................         14,562,860

Electric Products - Miscellaneous - 0.6%
      60,200    Samsung Electronics Company, Ltd.** .........         23,907,055

Electronic Components - Semiconductors - 2.2%
   1,164,810    Intel Corp. .................................         38,496,971
   1,693,795    Texas Instruments, Inc.# ....................         48,984,551

                                                                      87,481,522

Enterprise Software/Services - 0.6%
   1,835,755    Oracle Corp.* ...............................         21,955,630

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Credit Card - 0.7%
     614,570    American Express Co. ........................    $    28,841,770

Finance - Investment Bankers/Brokers - 2.7%
   1,794,642    Citigroup, Inc. .............................         85,066,030
     216,960    Goldman Sachs Group, Inc.# ..................         20,372,544

                                                                     105,438,574

Finance - Mortgage Loan Banker - 0.9%
     638,100    Freddie Mac .................................         35,816,553

Food - Diversified - 0.3%
     381,260    Kellogg Co. .................................         12,631,144

Hotels and Motels - 2.7%
     360,582    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)** .......................          9,281,381
      14,000    Four Seasons Hotels, Inc.** .................            771,820
   1,238,690    Marriott International, Inc. - Class A# .....         53,511,407
   1,231,835    Starwood Hotels & Resorts Worldwide, Inc.# ..         41,549,795

                                                                     105,114,403

Medical - Drugs - 2.6%
     173,920    Forest Laboratories, Inc.* ..................          8,697,739
   1,212,315    Pfizer, Inc. ................................         38,309,154
     667,819    Roche Holding A.G. ..........................         55,261,502

                                                                     102,268,395

Medical - Generic Drugs - 0.9%
     444,680    Barr Laboratories, Inc.*,# ..................         34,138,084

Medical - HMO - 0.6%
     384,890    Aetna, Inc. .................................         22,096,535

Medical Instruments - 0.7%
     618,255    Medtronic, Inc.# ............................         28,173,880

Money Center Banks - 0.3%
     837,710    HSBC Holdings PLC** .........................         12,587,895

Multimedia - 3.7%
     714,620    Gannett Company, Inc.# ......................         60,106,687
   3,568,455    Time Warner, Inc.* ..........................         54,561,677
     752,695    Viacom, Inc. - Class B ......................         30,009,950

                                                                     144,678,314

Networking Products - 0.7%
   1,363,070    Cisco Systems, Inc.* ........................         28,597,209

Non-Hazardous Waste Disposal - 1.1%
   1,612,800    Waste Management, Inc. ......................         41,803,776

Oil Companies - Exploration and Production - 0.3%
     180,608    Apache Corp.# ...............................         12,591,990

Oil Companies - Integrated - 2.7%
      83,187    EnCana Corp.** ..............................          2,857,178
     466,650    EnCana Corp. (New York Shares)** ............         16,038,761
   1,156,940    Exxon Mobil Corp. ...........................         42,320,865
     282,308    Total S.A. - Class B** ......................         43,879,320

                                                                     105,096,124

Pharmacy Services - 1.2%
     760,430    Caremark Rx, Inc.*,# ........................         19,048,772
     826,718    Medco Health Solutions, Inc.*,# .............         27,447,037

                                                                      46,495,809

Pipelines - 0.3%
   1,368,920    El Paso Corp.# ..............................         10,047,873

Publishing - Newspapers - 0.5%
     387,845    Dow Jones & Company, Inc.# ..................         20,156,305

Reinsurance - 0.9%
      13,992    Berkshire Hathaway, Inc. - Class B*,# .......         36,274,260

See Notes to Schedule of Investment and Financial Statements.

                                        Janus Balanced Fund  October 31, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Consumer Electronics - 1.2%
     782,875    Best Buy Company, Inc.*,# ...................    $    45,649,441

Retail - Discount - 1.5%
     978,540    Wal-Mart Stores, Inc. .......................         57,684,933

Retail - Major Department Stores - 0.5%
     770,925    J.C. Penney Company, Inc.# ..................         18,232,376

Semiconductor Components/Integrated Circuits - 0.9%
     406,605    Linear Technology Corp. .....................         17,325,439
     382,065    Maxim Integrated Products, Inc. .............         18,992,451

                                                                      36,317,890

Soap and Cleaning Preparations - 1.4%
   2,638,002    Reckitt Benckiser PLC** .....................         55,420,010

Super-Regional Banks - 1.4%
     381,215    Bank of America Corp.# ......................         28,869,412
   1,013,363    U.S. Bancorp# ...............................         27,583,741

                                                                      56,453,153

Telecommunication Equipment - 0.5%
   1,100,430    Nokia Oyj (ADR)**,# .........................         18,696,306

Telephone - Integrated - 0.5%
   1,160,124    Deutsche Telekom A.G.*,** ...................         18,207,213

Textile - Home Furnishings - 0.5%
     288,700    Mohawk Industries, Inc.*,# ..................         21,398,444

Toys - 0.4%
     773,715    Mattel, Inc.# ...............................         14,979,122

Transportation - Railroad - 0.9%
     611,290    Canadian National Railway Co.
                  (New York Shares)** .......................         36,799,658

Transportation - Services - 0.5%
     274,085    FedEx Corp. .................................         20,764,680

Web Portals/Internet Service Providers - 1.3%
   1,127,635    Yahoo!, Inc.* ...............................         49,277,650
--------------------------------------------------------------------------------
Total Common Stock (cost $1,963,195,263) ....................      2,218,015,617
--------------------------------------------------------------------------------
Corporate Bonds - 26.0%
Aerospace and Defense - 0.7%
                Lockheed Martin Corp.:
$  7,050,000      8.20%, notes, due 12/1/09 .................          8,517,119
  17,045,000      7.65%, company guaranteed
                  notes, due 5/1/16 .........................         20,522,010

                                                                      29,039,129

Automotive - Truck Parts and Equipment - Original - 1.1%
                Delphi Corp.:
   2,440,000      6.125%, notes, due 5/1/04 .................          2,493,904
   6,555,000      6.55%, notes, due 6/15/06 .................          6,984,667
  16,789,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....         18,048,176
  16,330,000    Tenneco Automotive, Inc., 11.625%
                  company guaranteed notes, due 10/15/09 ....         16,942,375

                                                                      44,469,122

Beverages - Non-Alcoholic - 1.1%
                Coca-Cola Enterprises, Inc.:
   8,820,000      5.375%, notes, due 8/15/06 ................          9,487,692
   9,520,000      4.375%, notes, due 9/15/09 ................          9,674,557
  12,275,000      7.125%, notes, due 9/30/09 ................         14,224,564
  10,105,000      6.125%, notes, due 8/15/11 ................         11,084,104

                                                                      44,470,917

Shares or Principal Amount                                          Market Value
================================================================================
Brewery - 1.2%
                Anheuser-Busch Companies, Inc.:
$  6,255,000      5.65%, notes, due 9/15/08 .................    $     6,792,805
   1,610,000      5.75%, notes, due 4/1/10 ..................          1,760,841
   5,885,000      6.00%, senior notes, due 4/15/11 ..........          6,486,565
   5,050,000      7.55%, notes, due 10/1/30 .................          6,182,220
   5,300,000      6.80%, notes, due 1/15/31 .................          5,980,647
   6,650,000      6.80%, notes, due 8/20/32 .................          7,493,552
                Miller Brewing Co.:
   6,030,000      4.25%, notes, due 8/15/08 .................          6,089,414
   4,615,000      5.50%, notes, due 8/15/13 .................          4,709,012

                                                                      45,495,056

Broadcast Services and Programming - 0.3%
                Clear Channel Communications, Inc.:
   5,025,000      6.00%, senior notes, due 11/1/06 ..........          5,420,618
   6,015,000      4.625%, senior notes, due 1/15/08 .........          6,189,664

                                                                      11,610,282

Cable Television - 2.0%
                Comcast Cable Communications, Inc.:
     756,000      6.375%, senior notes, due 1/30/06 .........            814,249
  14,799,000      6.75%, senior notes, due 1/30/11 ..........         16,381,264
   3,775,000      7.125%, senior notes, due 6/15/13 .........          4,236,603
                Comcast Corp.:
   1,973,000      5.85%, company guaranteed
                  notes, due 1/15/10 ........................          2,096,066
   2,155,000      6.50%, company guaranteed
                  notes, due 1/15/15 ........................          2,308,729
   8,100,000      7.05%, bonds, due 3/15/33 .................          8,629,732
                Cox Communications, Inc.:
   6,275,000      7.50%, notes, due 8/15/04 .................          6,530,769
   3,688,000      7.125%, notes, due 10/1/12 ................          4,185,884
                EchoStar DBS Corp.:
   8,340,000      5.75%, senior notes, due 10/1/08 ..........          8,308,725
  10,435,000      9.375%, senior notes, due 2/1/09 ..........         11,035,013
                TCI Communications, Inc.:
   1,395,000      8.65%, senior notes, due 9/15/04 ..........          1,475,815
   7,122,000      6.875%, senior notes, due 2/15/06 .........          7,737,825
   3,358,000      7.875%, debentures, due 8/1/13 ............          3,934,710

                                                                      77,675,384

Casino Hotels - 0.2%
   6,325,000    Mandalay Resort Group, 6.50%
                  senior notes, due 7/31/09 .................          6,522,656

Cellular Telecommunications - 0.7%
                AT&T Wireless Services, Inc.:
   8,172,000      7.35%, senior notes, due 3/1/06 ...........          8,966,269
   6,195,000      7.50%, senior notes, due 5/1/07 ...........          6,948,739
  10,855,000    Nextel Communications, Inc., 7.375%
                  senior notes, due 8/1/15 ..................         11,289,201

                                                                      27,204,209

Chemicals - Specialty - 0.1%
   2,045,000    Nalco Chemical Co., 7.75%
                  senior notes, due 11/15/11 ................          2,126,800

Commercial Banks - 0.2%
   7,760,000    US Bank N.A., 5.70%
                  notes, due 12/15/08 .......................          8,416,651

See Notes to Schedule of Investment and Financial Statements.

6  Janus Balanced Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Computers - 0.7%
 $ 8,875,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................    $     8,974,844
  11,360,000    Hewlett-Packard Co., 3.625%
                  notes, due 3/15/08 ........................         11,334,656
   5,067,000    Sun Microsystems, Inc., 7.35%
                  senior notes, due 8/15/04 .................          5,260,468

                                                                      25,569,968

Containers - Metal and Glass - 0.3%
  10,018,000    Owens-Illinois, Inc., 7.15%
                  senior notes, due 5/15/05 .................         10,268,450

Containers - Paper and Plastic - 0.6%
                Sealed Air Corp.:
   8,510,000      8.75%, company guaranteed
                  notes, due 7/1/08 .........................         10,020,899
   8,890,000      5.625%, notes, due 7/15/13 ................          8,958,346
   4,545,000      6.875%, bonds, due 7/15/33 ................          4,681,973

                                                                      23,661,218

Cosmetics and Toiletries - 0.3%
  12,560,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 .................         13,708,826

Diversified Financial Services - 1.4%
                General Electric Capital Corp.:
   7,718,000      5.375%, notes, due 4/23/04 ................          7,866,271
   6,865,000      4.25%, notes, due 1/28/05 .................          7,083,650
   9,600,000      2.85%, notes, due 1/30/06 .................          9,707,885
  16,740,000      5.35%, notes, due 3/30/06 .................         17,860,123
  11,795,000      6.75%, notes, due 3/15/32 .................         13,079,039

                                                                      55,596,968

Diversified Operations - 1.7%
                Honeywell International, Inc.:
  13,480,000      5.125%, notes, due 11/1/06 ................         14,460,063
   6,945,000      6.125%, bonds, due 11/1/11 ................          7,583,308
   4,630,000    SPX Corp., 7.50%
                  senior notes, due 1/1/13 ..................          4,942,525
                Tyco International Group S.A.:
   9,465,000      5.875%, company guaranteed
                  notes, due 11/1/04** ......................          9,760,781
  16,190,000      6.375%, company guaranteed
                  notes, due 2/15/06** ......................         17,141,163
  11,570,000      6.375%, company guaranteed
                  notes, due 10/15/11** .....................         12,032,800

                                                                      65,920,640

E-Commerce/Products - 0.4%
  17,470,000    Amazon.com, Inc., 4.75%
                  convertible subordinated debentures
                  due 2/1/09 ................................         17,535,513
Electric - Integrated - 1.0%
                CMS Energy Corp.:
   8,410,000      9.875%, senior notes, due 10/15/07 ........          9,187,925
   6,310,000      7.50%, senior notes, due 1/15/09 ..........          6,420,425
                Dominion Resources, Inc.:
   4,927,000      2.80%, notes, due 2/15/05 .................          4,976,585
   3,205,000      4.125%, notes, due 2/15/08 ................          3,258,668
   3,208,000    Duke Energy Corp., 6.25%
                  notes, due 1/15/12 ........................          3,440,968
   8,435,000    Illinois Power Co., 11.50%
                  first mortgage notes, due 12/15/10 (144A) .         10,079,825

                                                                      37,364,396

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 0.2%
 $ 8,865,000    LSI Logic Corp., 4.00%
                  convertible subordinated notes
                  due 2/15/05 ...............................    $     8,820,675
Energy - Alternate Sources - 0.2%
   9,070,000    MidAmerican Energy Holdings Co., 3.50%
                  senior notes, due 5/15/08 .................          8,818,208

Finance - Auto Loans - 0.3%
                General Motors Acceptance Corp.:
   7,343,000      5.36%, notes, due 7/27/04 .................          7,509,525
   5,885,000      5.25%, notes, due 5/16/05 .................          6,058,737

                                                                      13,568,262

Finance - Consumer Loans - 0.3%
   9,580,000    American General Finance Corp., 5.875%
                  notes, due 7/14/06 ........................         10,345,423

Finance - Credit Card - 0.2%
   7,940,000    American Express Co., 4.875%
                  notes, due 7/15/13 ........................          7,903,000

Finance - Investment Bankers/Brokers - 1.0%
  12,355,000    Charles Schwab Corp., 8.05%
                  senior notes, due 3/1/10 ..................         14,300,036
   5,275,000    Citigroup Global Markets Holdings, Inc.
                  6.50%, notes, due 2/15/08 .................          5,867,815
                Citigroup, Inc.:
   8,930,000      7.25%, subordinated notes, due 10/1/10 ....         10,389,099
   7,850,000      6.625%, subordinated notes, due 6/15/32 ...          8,493,684

                                                                      39,050,634

Food - Diversified - 1.0%
                Dean Foods Co.:
   2,430,000      6.75%, senior notes, due 6/15/05 ..........          2,527,200
   8,379,000      6.625%, senior notes, due 5/15/09 .........          8,797,950
   1,703,000      6.90%, senior notes, due 10/15/17 .........          1,754,090
                General Mills, Inc.:
   8,830,000      5.125%, notes, due 2/15/07 ................          9,402,406
   5,865,000      6.00%, notes, due 2/15/12 .................          6,270,365
                Kellogg Co.:
   5,610,000      2.875%, senior notes, due 6/1/08 ..........          5,398,553
   6,180,000      7.45%, debentures, due 4/1/31 .............          7,283,655

                                                                      41,434,219

Food - Retail - 0.1%
   2,775,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ......          3,154,870

Food - Wholesale/Distribution - 0.1%
   4,385,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes
                  due 2/17/09 (144A) ........................          4,759,703

Hotels and Motels - 0.7%
   3,574,000    Host Marriott Corp., 7.875%
                  company guaranteed notes, due 8/1/05 ......          3,677,646
   3,390,000    John Q. Hamons Hotels, Inc., 8.875%
                  first mortgage notes, due 5/15/12 .........          3,695,100
                Starwood Hotels & Resorts Worldwide, Inc.:
   4,415,000      6.75%, notes, due 11/15/05 ................          4,657,825
   8,120,000      7.375%, company guaranteed
                  notes, due 5/1/07(omega) ..................          8,749,300
   4,442,000      7.875%, company guaranteed
                  notes, due 5/1/12(omega) ..................          4,908,410

                                                                      25,688,281

See Notes to Schedule of Investment and Financial Statements.

                                        Janus Balanced Fund  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Insurance Brokers - 0.2%
 $ 8,800,000    Marsh & McLennan Companies, Inc., 5.375%
                  senior notes, due 3/15/07 .................    $     9,517,860

Medical - Drugs - 0.1%
   2,575,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 ........................          2,844,051

Medical - HMO - 0.2%
                UnitedHealth Group, Inc.:
   3,485,000      7.50%, notes, due 11/15/05 ................          3,838,811
   3,145,000      5.20%, notes, due 1/17/07 .................          3,361,137

                                                                       7,199,948

Multi-Line Insurance - 0.2%
   8,995,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07 (144A) ..........          9,641,597

Multimedia - 2.5%
                AOL Time Warner, Inc.:
  14,891,000      6.15%, company guaranteed
                  notes, due 5/1/07 .........................         16,188,125
  16,460,000      9.15%, debentures, due 2/1/23 .............         20,542,951
  12,065,000      7.70%, notes, due 5/1/32 ..................         13,632,135
  16,949,000    Time Warner, Inc., 5.625%
                  company guaranteed notes, due 5/1/05 ......         17,787,535
   9,690,000    Viacom, Inc., 7.75%
                  company guaranteed notes, due 6/1/05 ......         10,554,745
  17,640,000    Walt Disney Co., 4.875%
                  notes, due 7/2/04 .........................         18,015,997

                                                                      96,721,488

Non-Hazardous Waste Disposal - 0.2%
   6,260,000    Allied Waste North America, Inc., 10.00%
                  company guaranteed notes, due 8/1/09 ......          6,807,750
   2,040,000    Waste Management, Inc., 7.00%
                  senior notes, due 10/1/04 .................          2,126,102

                                                                       8,933,852

Oil - Field Services - 0.1%
   3,175,000    Hanover Equipment Trust 2001A, 8.50%
                  secured notes, due 9/1/08(omega) ..........          3,254,375

Oil Companies - Exploration and Production - 0.2%
   5,835,000    Burlington Resources Finance Co., 7.20%
                  company guaranteed notes, due 8/15/31** ...          6,662,368

Oil Companies - Integrated - 0.3%
   4,960,000    ConocoPhillips, 6.95%
                  senior notes, due 4/15/29 .................          5,556,579
   6,331,000    El Paso CGP Co., 6.20%
                  notes, due 5/15/04 ........................          6,315,172

                                                                      11,871,751

Pharmacy Services - 0.2%
   8,410,000    Medco Health Solutions, Inc., 7.25%
                  senior notes, due 8/15/13 .................          8,947,550

Pipelines - 0.5%
  16,280,000    El Paso Corp., 7.00%
                  senior notes, due 5/15/11 .................         13,715,900
   6,350,000    Sonat, Inc., 6.875%
                  notes, due 6/1/05 .........................          6,159,500

                                                                      19,875,400

Retail - Building Products - 0.5%
  18,223,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 .................         19,021,678

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Discount - 0.9%
 $ 4,350,000    Target Corp., 5.50%
                  notes, due 4/1/07 .........................    $     4,709,702
                Wal-Mart Stores, Inc.:
  12,245,000      5.45%, senior notes, due 8/1/06 ...........         13,186,212
  14,605,000      6.875%, senior notes, due 8/10/09 .........         16,758,361

                                                                      34,654,275

Specified Purpose Acquisition Company - 0.1%
   2,975,000    Gemstone Investors, Ltd., 7.71%
                  company guaranteed notes
                  due 10/31/04 (144A) .......................          2,978,719

Super-Regional Banks - 0.1%
   2,980,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ...........          3,469,134

Telecommunication Services - 0.6%
                Verizon Global Funding Corp.:
  10,125,000      6.125%, notes, due 6/15/07 ................         11,066,615
  13,880,000      4.00%, notes, due 1/15/08 .................         14,057,594

                                                                      25,124,209

Telephone - Integrated - 0.4%
  10,000,000    Deutsche Telekom International Finance BV
                  3.875%, company guaranteed notes
                  due 7/22/08** .............................          9,968,840
   6,000,000    Verizon Maryland, Inc., 5.125%
                  bonds, due 6/15/33 ........................          5,097,714

                                                                      15,066,554

Television - 0.3%
  10,310,000    British Sky Broadcasting Group PLC, 6.875%
                  company guaranteed notes, due 2/23/09** ...         11,370,105

Textile - Home Furnishings - 0.1%
   2,650,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 ........................          2,941,495

Tools - Hand Held - 0.2%
   8,350,000    Black & Decker Corp., 7.125%
                  senior notes, due 6/1/11 ..................          9,555,581
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $971,351,464) ...................      1,019,851,450
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       6,900    Ono Finance PLC - expires 5/31/09*,(beta),(sigma)
                  (cost $0) .................................                 80
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.2%
                Fannie Mae:
$ 35,453,000      1.875%, due 12/15/04 ......................         35,603,284
  35,718,000      2.125%, due 4/15/06 .......................         35,546,161
  21,060,000      5.50%, due 5/2/06 .........................         22,531,652
  11,050,000      4.75%, due 1/2/07 .........................         11,593,837
  27,035,000      5.00%, due 1/15/07 ........................         28,813,092
   5,200,000      2.50%, due 6/15/08 ........................          4,993,451
   7,775,000      5.25%, due 1/15/09 ........................          8,338,540
   1,775,000      6.375%, due 6/15/09 .......................          2,001,426
   9,809,000      6.25%, due 2/1/11 .........................         10,728,662
  17,033,000      5.375%, due 11/15/11 ......................         18,043,977
  30,475,000    Federal Home Loan Bank System, 6.50%
                  due 11/15/05 ..............................         33,149,029

See Notes to Schedule of Investment and Financial Statements.

8  Janus Balanced Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agencies - (continued)
                Freddie Mac:
$ 41,613,000      1.875%, due 1/15/05 .......................    $    41,762,057
  20,760,000      4.25%, due 6/15/05 ........................         21,544,790
  31,365,000      2.375%, due 4/15/06 .......................         31,386,422
   5,385,000      5.75%, due 4/15/08 ........................          5,913,936
   2,315,000      5.75%, due 3/15/09 ........................          2,535,701
   2,240,000      7.00%, notes, due 3/15/10 .................          2,605,042
   2,372,000      5.875%, due 3/21/11 .......................          2,536,572
   3,696,000      6.25%, due 7/15/32 ........................          3,986,672
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $316,775,963) ..........        323,614,303
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 7.3%
                U.S. Treasury Notes/Bonds:
  10,195,000      6.50%, due 5/15/05 ........................         10,955,639
  20,273,000      4.625%, due 5/15/06 .......................         21,515,512
  22,630,000      3.50%, due 11/15/06 .......................         23,356,627
   9,738,000      2.625%, due 5/15/08 .......................          9,545,898
  21,975,000      5.625%, due 5/15/08 .......................         24,324,435
  20,217,000      6.00%, due 8/15/09 ........................         22,859,423
     395,000      6.50%, due 2/15/10 ........................            458,215
   7,335,000      5.75%, due 8/15/10 ........................          8,204,887
   8,235,000      5.00%, due 8/15/11 ........................          8,787,321
  26,545,000      7.25%, due 5/15/16 ........................         32,896,103
   3,807,000      2.00%, due 8/15/19 ........................          5,108,815
  16,835,000      7.875%, due 2/15/21 .......................         22,230,096
  14,779,000      7.25%, due 8/15/22 ........................         18,484,140
  27,932,000      6.25%, due 8/15/23 ........................         31,523,887
  17,877,000      6.00%, due 2/15/26 ........................         19,638,171
   9,391,000      5.25%, due 2/15/29 ........................          9,381,093
  11,979,000      6.25%, due 5/15/30 ........................         13,696,765
   4,420,000      5.375%, due 2/15/31 .......................          4,567,619
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $282,150,967) .........        287,534,646
--------------------------------------------------------------------------------
Other Securities - 4.9%
                State Street Navigator Securities Lending
 192,861,044      Prime Portfolio (cost $192,861,044)+ ......        192,861,044
--------------------------------------------------------------------------------
Repurchase Agreement - 1.5%
  61,200,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $61,205,457
                  collateralized by $252,320,131
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $62,424,190
                  (cost $61,200,000) ........................         61,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,787,534,701) - 104.4% ......      4,103,077,140
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.4)%    (174,511,642)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 3,928,565,498
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.8%          $    73,214,885
Canada                                             1.8%               72,411,166
Finland                                            0.5%               18,696,306
France                                             2.1%               87,969,280
Germany                                            0.7%               30,031,753
Luxembourg                                         1.0%               38,934,744
South Korea                                        0.6%               23,907,055
Switzerland                                        1.3%               55,261,502
United Kingdom                                     1.9%               79,378,090
United States++                                   88.3%            3,623,272,359
--------------------------------------------------------------------------------
Total                                            100.0%          $ 4,103,077,140

++Includes Short-Term Securities (82.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04          11,600,000    $    19,457,451    $      (219,614)
British Pound 4/16/04           5,900,000          9,879,654           (356,734)
Canadian Dollar 4/16/04         3,400,000          2,561,458            (16,356)
Euro 3/26/04                   65,800,000         76,160,559         (1,063,677)
South Korean Won
  11/12/03                 12,700,000,000         10,721,823            (41,438)
--------------------------------------------------------------------------------
Total                                        $   118,780,945    $    (1,697,819)

See Notes to Schedule of Investment and Financial Statements.

                                        Janus Balanced Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost(1)                                              $  3,787,535

Investments at value(1)                                             $  4,103,077
  Cash                                                                     1,012
  Receivables:
    Investments sold                                                      11,193
    Fund shares sold                                                       3,035
    Dividends                                                              2,021
    Interest                                                              26,402
  Other assets                                                                72
  Variation Margin                                                            --
  Forward currency contracts                                                  --
--------------------------------------------------------------------------------
Total Assets                                                           4,146,812
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                           192,861
    Investments purchased                                                  6,278
    Fund shares repurchased                                               14,252
    Advisory fees                                                          2,206
    Transfer agent fees and expenses                                         763
    Administrative fees                                                       --
    Service fees                                                              --
    Tax Liability                                                             --
  Accrued expenses                                                           189
  Forward currency contracts                                               1,698
--------------------------------------------------------------------------------
Total Liabilities                                                        218,247
--------------------------------------------------------------------------------
Net Assets                                                          $  3,928,565
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                             4,242,846
  Undistributed net investment income/(loss)*                              9,177
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                                 (637,303)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    313,845
--------------------------------------------------------------------------------
Total Net Assets                                                    $  3,928,565
--------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          203,138
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      19.34
--------------------------------------------------------------------------------

* See Note 3 in the Notes to the Financial Statements.
(1) Investments at cost and value include $188,389,629 of securities loaned for Janus Balanced Fund (Note 1).

See Notes to Financial Statements.

10  Janus Balanced Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2003
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $     86,451
  Securities lending income                                                  145
  Dividends                                                               29,460
  Dividends from affiliates                                                   25
  Foreign tax withheld                                                     (463)
--------------------------------------------------------------------------------
Total Investment Income                                                  115,618
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           26,024
  Transfer agent fees and expenses                                         8,650
  Registration fees                                                           21
  Postage and mailing expenses                                               246
  Custodian fees                                                             343
  Printing expenses                                                          271
  Audit fees                                                                  25
  Trustees' fees and expenses                                                 50
  Administrative fees                                                         --
  Other expenses                                                              44
--------------------------------------------------------------------------------
Total Expenses                                                            35,674
--------------------------------------------------------------------------------
Expense and Fee Offset                                                     (288)
--------------------------------------------------------------------------------
Net Expenses                                                              35,386
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                            --
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                  35,386
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              80,232
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (63,829)
  Net realized gain/(loss) from foreign currency transactions           (12,021)
  Net realized gain/(loss) from futures contracts                             --
  Net realized gain/(loss) from short sales                                   --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     355,638
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   279,788
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    360,020
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                       Janus Balanced Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     80,232     $    104,251
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (75,850)        (338,534)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                    355,638           68,144
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         360,020        (166,139)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (86,845)        (102,836)
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (86,845)        (102,836)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           870,908          950,617
  Shares issued in connection with Acquisition*                          47,443              N/A
  Reinvested dividends and distributions                                 85,339          100,793
  Shares repurchased                                                (1,284,293)      (1,256,682)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (280,603)        (205,272)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (7,428)        (474,247)
Net Assets:
  Beginning of period                                                 3,935,993        4,410,240
------------------------------------------------------------------------------------------------
  End of period                                                    $  3,928,565     $  3,935,993
------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
    (excluding short-term securities):
  Purchases of securities                                          $  2,382,262     $  2,189,960
  Proceeds from sales of securities                                   2,102,098        2,231,029
  Purchases of long-term U.S. government obligations                    336,401        1,168,837
  Proceeds from sales of long-term U.S. government obligations          573,063        1,290,035

* See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

12  Janus Balanced Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                         2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      18.08    $      19.27    $      22.83    $      21.79    $      17.22
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .38             .47             .56             .61             .42
  Net gain/(loss) on securities
    (both realized and unrealized)                   1.28          (1.20)          (2.48)            1.33            4.69
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.66           (.73)          (1.92)            1.94            5.11
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.40)           (.46)           (.61)           (.58)           (.43)
  Distributions (from capital gains)*                  --              --          (1.03)           (.32)           (.11)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.40)           (.46)          (1.64)           (.90)           (.54)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      19.34    $      18.08    $      19.27    $      22.83    $      21.79
-------------------------------------------------------------------------------------------------------------------------
Total Return                                        9.34%         (3.85)%         (8.83)%           8.93%          29.89%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  3,928,565    $  3,935,993    $  4,410,240    $  4,773,381    $  2,929,769
Average Net Assets for the Period
  (in thousands)                             $  4,004,101    $  4,278,174    $  4,663,032    $  4,072,183    $  1,953,809
Ratio of Gross Expenses to
  Average Net Assets(1)                             0.89%           0.86%           0.85%           0.87%           0.92%
Ratio of Net Expenses to
  Average Net Assets(1)                             0.88%           0.84%           0.83%           0.85%           0.91%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                                2.00%           2.44%           2.79%           2.92%           2.37%
Portfolio Turnover Rate                               73%             88%            117%             87%             64%

(1)  See "Explanations of Charts, Tables and Financial Statements."
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                       Janus Balanced Fund  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

S&P 500(R)Index               The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

Lehman Brothers               The Index includes all publicly issued, fixed-
Credit Bond Index             rate, non-convertible investment grade corporate
                              debt; the index is composed of both U.S. and Brady bonds. Until June 30, 2000, this index was known as the Lehman Brothers Corporate Index.

Lehman Brothers               Is composed of all bonds that are investment
Government/Credit Index       grade with at least one year until maturity.

Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

ADR                           American Depository Receipt

New York Shares               Securities of foreign companies trading on the
                              New York Stock Exchange.

PLC                           Public Limited Company

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

*         Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
(omega)   Rate is subject to change. Rate shown reflects current rate.
(beta)    Security is illiquid.
# Loaned security, a portion or all of the security is on loan at October 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1). (sigma) Fair valued security.
(sigma)   Fair valued security

Repurchase Agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

14  Janus Balanced Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Balanced Fund (the "Fund") is a series fund. The Fund is part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the Fund had on loan securities with a value of $188,389,629.

As of October 31, 2003 the Fund received cash collateral of $192,861,044, in accordance with securities lending activity. The cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio.

The borrower pays fees at the Fund's direction to its lending agent. The lending agent may retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Fund's portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. The Fund did not participate in interfund lending during the fiscal year ended October 31, 2003.

                                       Janus Balanced Fund  October 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

FORWARD CURRENCY TRANSACTIONS
The Fund may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included on the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable).

OPTIONS CONTRACTS
The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
The Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

16  Janus Balanced Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that the Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). A fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

                                       Janus Balanced Fund  October 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Fund for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

     DST Securities, Inc.              Fund
         Commissions                  Expense
            Paid                     Reduction              DST Systems Cost
--------------------------------------------------------------------------------
           $64,655                    $48,503                   $384,665
--------------------------------------------------------------------------------

The Fund may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2003, the Fund recorded distributions from affiliated investment companies as dividend income, and had the following affiliated purchases and sales:

                                            Purchases           Sales         Dividend     Market Value
                                           Shares/Cost       Shares/Cost       Income       at 10/31/03
-------------------------------------------------------------------------------------------------------
Janus Money Market Fund                    $511,000,000      $511,000,000      $15,483          --
-------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund     $275,000,000      $275,000,000      $ 9,144          --
-------------------------------------------------------------------------------------------------------

18  Janus Balanced Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2009 and October 31, 2011.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                            Undistributed    Undistributed                             Other Book        Net Tax
                               Ordinary        Long-Term            Accumulated          to Tax        Appreciation/
Fund                            Income           Gains             Capital Losses      Differences    (Depreciation)
--------------------------------------------------------------------------------------------------------------------
Core
Janus Balanced Fund          $9,178,854            --              $(631,092,022)       $(42,940)      $307,674,910
--------------------------------------------------------------------------------------------------------------------

The table below shows the portion of the capital loss carryover acquired in the reorganization described in Note 4. These capital loss carryovers may be subject to annual limitations under applicable tax laws and may expire unutilized. The portion of each carryforward which will not be available for use due to these limitations has been reclassified to paid-in capital. During the period ended October 31, 2003, the following acquired capital loss carryovers were utilized.

                                                                                               Loss Used in
                                  Capital Loss                  Loss Unavailable               Period Ended
Fund                           Carryover Acquired                   for Use                 October 31, 2003
------------------------------------------------------------------------------------------------------------
Core
Janus Balanced Fund              $(34,536,423)                   $(18,148,854)                      --
------------------------------------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                            Federal Tax          Unrealized         Unrealized
Fund                           Cost             Appreciation      (Depreciation)
--------------------------------------------------------------------------------
Core
Janus Balanced Fund        $3,795,402,230       $376,677,241       $(69,002,331)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2003    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
Core
Janus Balanced Fund        $86,844,596         --               --              --
-----------------------------------------------------------------------------------------

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2002    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
Core
Janus Balanced Fund        $102,836,430        --               --              --
-----------------------------------------------------------------------------------------

                                       Janus Balanced Fund  October 31, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4.   FUND ACQUISITION

On April 21, 2003, Janus Balanced Fund ("Acquiring Fund"), acquired all of the assets and liabilities of Berger Balanced Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganization. Net assets and unrealized appreciation/depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                    Acquired        Net Assets
                                               Acquiring Fund   Acquired Fund   Fund Unrealized       After
Acquiring Fund         Acquired Fund             Net Assets      Net Assets          AP/DP        Reorganization
----------------------------------------------------------------------------------------------------------------
Janus Balanced Fund    Berger Balanced Fund    $3,961,835,730    $47,442,947       $494,302       $4,009,278,677
----------------------------------------------------------------------------------------------------------------

Acquiring Fund         Acquired Fund          Shares Acquired     Shares issued in Acquisition
----------------------------------------------------------------------------------------------
Janus Balanced Fund    Berger Balanced Fund      4,601,151                  2,614,342
----------------------------------------------------------------------------------------------

5.   CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)
                                                           2003             2002
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                            47,490           49,830
  Shares issued in connection with Acquisition*           2,614              N/A
  Reinvested distributions                                4,683            5,367
--------------------------------------------------------------------------------
Total                                                    54,787           55,197
--------------------------------------------------------------------------------
  Shares Repurchased                                   (69,386)         (66,285)
Net Increase/(Decrease) in Fund Shares                 (14,599)         (11,088)
Shares Outstanding, Beginning of Period                 217,737          228,825
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                       203,138          217,737
--------------------------------------------------------------------------------

*See Note 4 in Notes to Financial Statements.

20  Janus Balanced Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC (``Canary''), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                                       Janus Balanced Fund  October 31, 2003  21

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REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Balanced Fund (one of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

22  Janus Balanced Fund  October 31, 2003

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on the previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                       Janus Balanced Fund  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited) (continued)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

24  Janus Balanced Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESIGNATION REQUIREMENTS (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2003:

Dividends Received Deduction Percentage

================================================================================
Janus Balanced Fund                                         28%
--------------------------------------------------------------------------------

Qualified Dividend Income Percentage

================================================================================
Janus Balanced Fund                                         28%
--------------------------------------------------------------------------------

                                       Janus Balanced Fund  October 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

26  Janus Balanced Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs (since               and NeoCore Corp.
Denver, CO 80206                                            2002). Formerly, Distinguished Visiting
Age 59                                                      Professor of Business (2001-2002),
                                                            Thunderbird (American Graduate
                                                            School of International Management),
                                                            Phoenix, AZ; and Principal (1988-
                                                            1999) of Phillips-Smith Retail Group,
                                                            Addison, TX (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

                                       Janus Balanced Fund  October 31, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

28  Janus Balanced Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Karen L. Reidy           Executive Vice President     1/00-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Balanced Fund and                           accounts. Formerly, Analyst (1995-
Age 36                   Janus Core Equity Fund                            1999) for Janus Capital Corporation.

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                                       Janus Balanced Fund  October 31, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

30  Janus Balanced Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                       Janus Balanced Fund  October 31, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

32  Janus Balanced Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                       Janus Balanced Fund  October 31, 2003  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.


                 GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

                 VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                     BAL51-12/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS CORE EQUITY FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................     7

     Statement of Operations ........................................     8

     Statement of Changes in Net Assets .............................     9

     Financial Highlights ...........................................    10

     Notes to Schedule of Investments ...............................    11

     Notes to Financial Statements ..................................    12

     Report of Independent Auditors .................................    18

     Explanation of Charts, Tables and Financial Statements .........    19

     Trustees and Officers ..........................................    21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr                Anita Falicia                   Girard Miller
/s/ Loren Starr            /s/ Anita Falicia               /s/ Girard Miller

Vice President and         Vice President, Treasurer and   President and Chief
Chief Financial Officer,   Principal Accounting Officer,   Executive Officer,
Janus Investment Fund      Janus Investment Fund           Janus Investment Fund

Past Performance is no guarantee of future results.

                                     Janus Core Equity Fund  October 31, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

[PHOTO]
Karen L. Reidy
portfolio manager

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Core Equity Fund gained 14.54%, while its benchmark, the S&P 500(R) Index, advanced 20.79%.(1) The Fund received a fourth-quartile position for this performance based on total return, ranking 885 out of 1065 large-cap core funds tracked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits in the new year. Although the stock market rallied in October/November, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Persistent weak employment data and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also lifted investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate on June 25th to a 45-year low of 1% in an attempt to guard against deflation. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by a recovery in quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
In addition to feeling the lingering effects of an economic slowdown, the consequences of war and SARS also weighed heavily on investors last year. This kept a lid on business travel and capital spending in 2003. As such, I felt it prudent to keep my core equity style investors defensively positioned. Investments in companies with lower but more consistent growth potential, along with those focused on driving cash flow to pay down debt or which pay a dividend comprised the majority of the portfolio. However, this strategy held back performance as the market quickly discounted an anticipated economic recovery and rewarded companies with high revenue growth potential as opposed to those delivering steady performance.

My overall strategy during the period was to continue finding opportunities to invest in what I view as undervalued companies with characteristics that include accelerating free cash flow, improving returns on invested capital and differentiable competitive strengths. My long-term goal is to structure a core portfolio capable of consistently delivering market-beating returns with lower risk and lower volatility.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Propelling the Fund higher was online media giant Yahoo!, which enjoyed an impressive triple-digit gain during the period and contributed significantly to our performance. Semiconductor manufacturer Texas Instruments, whose chips power half the cellular phones sold last year, also was a standout. Global financial services powerhouse Citigroup rewarded us as well. Rounding out our top performers were consumer electronics retailer Best Buy Co. and manufacturing conglomerate 3M Company.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Yahoo!, Inc.
   Texas Instruments, Inc.
   Citigroup, Inc.
   Best Buy Co.
   3M Company
--------------------------------------------------------------------------------

2  Janus Core Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our shares in payroll and tax filing processor Automatic Data Processing weighed most on the Fund's results during the period. Elsewhere, insurance holding company American International Group, better known as AIG, made our list of largest detractors as well. Also disappointing us was insurance company Allstate, as well as transport concern CNF, which owns airfreight-carrier Emery Worldwide. In the media sector, our position in Viacom, owner of entertainment properties MTV, CBS, Paramount Pictures and Blockbuster Video, was a negative contributor.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Automatic Data Processing
   AIG, Inc.
   Allstate Corp.
   CNF Inc.
   Viacom, Inc.
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
While sector weightings often do affect the Fund's returns, I want to point out that our focus, first and foremost, is on individual companies and the business characteristics they possess that we believe will result in rising earnings and, in turn, share prices. Sector weightings, therefore, are merely a residual of our stock-picking process. That said, the only sector detracting from our absolute results was telecommunication services. However, it's worth noting that because the Fund was underweight versus the benchmark in this category, telecommunication services actually helped us gain ground on a relative basis. Turning to our winners, our consumer discretionary position - more than double that of the index - led our contributing sectors for the 12 months. Our information technology position also posted solid gains for the fiscal year.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Given my improved confidence in economic expansion (witness, lower jobless claims and plans for increased capital spending), I have repositioned the portfolio by investing in a mix of companies that I believe possess high operating leverage to the economy as well as those with accelerating revenue growth. With regard to my strategy, a full-court-press defense has given way to a bit more offense. However my discipline with respect to valuation and my commitment to striking a balance between value and growth remain priorities.

On a personal level, I want to express my disappointment in this year's performance. I was clearly too cautious about economic recovery. I assure you that I am focused on structuring the portfolio around the best ideas our research has uncovered. This is a deliberate and iterative process. Not a day goes by when I don't stop to think about the responsibility and trust that our investors have placed in me and in the entire Janus team. We appreciate your confidence and will continue to work hard to maintain it through our actions and performance.

[GRAPH]

Janus Core Equity Fund $22,896
S&P 500(R) Index $17,532

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Core Equity Fund and the S&P 500 Index. Janus Core Equity Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through October 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Core Equity Fund ($22,896) as compared to the S&P 500 Index ($17,532).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE         FIVE      SINCE
                                    TO-DATE       YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Core Equity Fund               16.47%      14.54%       5.57%      11.95%
--------------------------------------------------------------------------------
S&P 500(R) Index                     21.19%      20.79%       0.53%       7.96%
--------------------------------------------------------------------------------

                                     Janus Core Equity Fund  October 31, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
This diversified fund focuses primarily on equity securities of any size selected for their growth potential.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 0.4%

Cash and Cash Equivalents - 1.6%

Common Stock - Foreign - 17.4%

Common Stock - Domestic - 80.6%

Number of Stocks: 84
Top 10 Equities: 26.2%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Citigroup, Inc.                                        3.1%                 2.7%
Tyco International, Ltd.
  (New York Shares)                                    3.0%                   --
Wal-Mart Stores, Inc.                                  2.8%                 1.3%
3M Co.                                                 2.7%                 2.6%
Procter & Gamble Co.                                   2.7%                 1.4%
Time Warner, Inc.                                      2.5%                 1.2%
Texas Instruments, Inc.                                2.5%                 0.4%
Yahoo!, Inc.                                           2.4%                 0.6%
General Electric Co.                                   2.3%                 1.0%
Waste Management, Inc.                                 2.2%                 0.7%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                      JANUS CORE
                                        EQUITY       S&P 500(R)
                                         FUND          INDEX

Diversified Operations                  11.1%           5.2%
Hotels and Motels                        5.9%           0.2%
Multimedia                               5.6%           2.1%
Electronic Components - Semiconductors   4.5%           3.4%
Finance - Investment Bankers/Brokers     4.0%           5.4%
Oil Companies - Integrated               3.8%           4.0%
Computers                                3.5%           3.5%
Medical - Drugs                          3.4%           6.7%
Cosmetics and Toiletries                 3.4%           2.4%
Retail - Discount                        2.8%           3.5%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Core Equity Fund 16th out of 596 large-cap core funds for the 5-year period.

* The Fund's inception date - 6/28/96.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

4  Janus Core Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.0%
Advertising Sales - 1.0%
     233,040    Lamar Advertising Co.*,# ....................    $     7,061,112

Aerospace and Defense - 1.0%
      53,015    General Dynamics Corp. ......................          4,437,355
      61,185    Lockheed Martin Corp. .......................          2,836,537

                                                                       7,273,892

Agricultural Chemicals - 1.5%
     135,015    Potash Corporation of Saskatchewan, Inc.
                  (New York Shares) .........................         10,629,731

Applications Software - 1.9%
     518,245    Microsoft Corp. .............................         13,552,107

Audio and Video Products - 0.7%
      37,545    Harman International Industries, Inc.# ......          4,813,269

Automotive - Cars and Light Trucks - 0.3%
      53,124    BMW A.G.** ..................................          2,130,665

Automotive - Truck Parts and Equipment - Original - 1.2%
     142,755    Lear Corp.* .................................          8,292,638

Beverages - Non-Alcoholic - 1.0%
     144,215    PepsiCo, Inc. ...............................          6,896,361

Brewery - 1.5%
     215,780    Anheuser-Busch Companies, Inc. ..............         10,629,323

Broadcast Services and Programming - 1.4%
     210,590    Fox Entertainment Group, Inc.* ..............          5,833,343
     417,320    Liberty Media Corp. - Class A* ..............          4,210,759

                                                                      10,044,102

Cable Television - 1.0%
     166,634    Comcast Corp. - Class A* ....................          5,652,226
      36,728    Comcast Corp. - Special Class A* ............          1,198,067

                                                                       6,850,293

Cellular Telecommunications - 0.4%
     141,380    Western Wireless Corp. - Class A*,# .........          2,742,772

Chemicals - Specialty - 0.4%
     286,805    Syngenta A.G. (ADR) .........................          3,088,890

Computers - 3.5%
     414,375    Dell, Inc.* .................................         14,967,225
     113,155    IBM Corp. ...................................         10,125,109

                                                                      25,092,334

Computers - Memory Devices - 0.5%
      99,630    VERITAS Software Corp.* .....................          3,601,625

Computers - Peripheral Equipment - 0.9%
      84,075    Lexmark International Group, Inc. - Class A*           6,188,761

Cosmetics and Toiletries - 3.4%
      25,320    Avon Products, Inc. .........................          1,720,747
     109,140    International Flavors & Fragrances, Inc. ....          3,612,534
     192,925    Procter & Gamble Co. ........................         18,962,598

                                                                      24,295,879

Disposable Medical Products - 0.5%
      44,420    C.R. Bard, Inc. .............................          3,555,821

Diversified Operations - 11.1%
     244,885    3M Co. ......................................         19,314,080
     552,525    General Electric Co. ........................         16,028,750
     300,545    Honeywell International, Inc. ...............          9,199,682
     181,673    Louis Vuitton Moet Hennessy S.A.** ..........         12,555,891
   1,034,830    Tyco International, Ltd. (New York Shares) ..         21,607,250

                                                                      78,705,653

Shares or Principal Amount                                          Market Value
================================================================================
E-Commerce/Products - 0.4%
      52,700    Amazon.com, Inc.* ...........................    $     2,867,934

E-Commerce/Services - 0.5%
      60,310    eBay, Inc.* .................................          3,373,741

Electric Products - Miscellaneous - 1.0%
      17,725    Samsung Electronics Company, Ltd.** .........          7,039,079

Electronic Components - Semiconductors - 4.5%
     433,785    Intel Corp. .................................         14,336,594
     606,560    Texas Instruments, Inc. .....................         17,541,715

                                                                      31,878,309

Enterprise Software/Services - 0.9%
     514,150    Oracle Corp.* ...............................          6,149,234

Finance - Investment Bankers/Brokers - 4.0%
     461,505    Citigroup, Inc. .............................         21,875,337
      67,960    Goldman Sachs Group, Inc. ...................          6,381,444

                                                                      28,256,781

Finance - Mortgage Loan Banker - 1.5%
      24,595    Countrywide Financial Corp. .................          2,585,426
     148,640    Freddie Mac .................................          8,343,164

                                                                      10,928,590

Hotels and Motels - 5.9%
     295,773    Fairmont Hotels & Resorts, Inc. .............
                  (New York Shares) .........................          7,613,197
      84,815    Four Seasons Hotels, Inc. ...................          4,675,851
     345,745    Marriott International, Inc. - Class A ......         14,936,184
     440,480    Starwood Hotels & Resorts Worldwide, Inc. ...         14,857,390

                                                                      42,082,622

Medical - Drugs - 3.4%
      27,735    Celgene Corp.*,# ............................          1,156,272
     262,005    Pfizer, Inc. ................................          8,279,358
     181,902    Roche Holding A.G. ..........................         15,052,249

                                                                      24,487,879

Medical - Generic Drugs - 1.4%
     128,180    Barr Laboratories, Inc.* ....................          9,840,379

Medical - HMO - 1.2%
     101,045    Aetna, Inc. .................................          5,800,994
      59,665    UnitedHealth Group, Inc. ....................          3,035,755

                                                                       8,836,749

Medical Instruments - 1.1%
     166,190    Medtronic, Inc. .............................          7,573,278

Multimedia - 5.6%
     174,555    Gannett Company, Inc. .......................         14,681,821
   1,187,210    Time Warner, Inc.* ..........................         18,152,441
     170,978    Viacom, Inc. - Class B ......................          6,816,893

                                                                      39,651,155

Networking Products - 1.3%
     452,745    Cisco Systems, Inc.* ........................          9,498,590

Non-Hazardous Waste Disposal - 2.2%
     593,635    Waste Management, Inc. ......................         15,387,019

Oil Companies - Exploration and Production - 0.5%
      48,845    Apache Corp.# ...............................          3,405,473

Oil Companies - Integrated - 3.8%
      21,247    EnCana Corp.** ..............................            729,759
     151,655    EnCana Corp. (New York Shares)** ............          5,212,382
     366,020    Exxon Mobil Corp. ...........................         13,389,012
      48,879    Total S.A. - Class B** ......................          7,597,295

                                                                      26,928,448

See Notes to Schedule of Investments and Financial Statements.

                                     Janus Core Equity Fund  October 31, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Pharmacy Services - 1.9%
     287,405    Caremark Rx, Inc.*,# ........................    $     7,199,495
     195,310    Medco Health Solutions, Inc.* ...............          6,484,292

                                                                      13,683,787

Pipelines - 1.3%
     497,810    El Paso Corp.# ..............................          3,653,925
     137,305    Kinder Morgan Management LLC*,# .............          5,210,725

                                                                       8,864,650

Publishing - Newspapers - 1.5%
     204,050    Dow Jones & Company, Inc.# ..................         10,604,479

Reinsurance - 1.7%
       4,732    Berkshire Hathaway, Inc. - Class B* .........         12,267,710

Retail - Consumer Electronics - 1.7%
     202,410    Best Buy Company, Inc.* .....................         11,802,527

Retail - Discount - 2.8%
     330,325    Wal-Mart Stores, Inc. .......................         19,472,659

Retail - Jewelry - 0.9%
     130,405    Tiffany & Co.# ..............................          6,187,717

Retail - Major Department Stores - 0.5%
     144,140    J.C. Penney Company, Inc. ...................          3,408,911

Retail - Pet Food and Supplies - 0.5%
     139,120    PETsMART, Inc. ..............................          3,562,863

Semiconductor Components/Integrated Circuits - 1.9%
     146,140    Linear Technology Corp. .....................          6,227,025
     149,320    Maxim Integrated Products, Inc. .............          7,422,698

                                                                      13,649,723

Soap and Cleaning Preparations - 1.1%
     357,233    Reckitt Benckiser PLC** .....................          7,504,868

Super-Regional Banks - 1.7%
      89,610    Bank of America Corp. .......................          6,786,166
     187,683    U.S. Bancorp ................................          5,108,731

                                                                      11,894,897

Telecommunication Equipment - 0.6%
     270,065    Nokia Oyj (ADR) .............................          4,588,404

Textile - Home Furnishings - 0.7%
      68,540    Mohawk Industries, Inc.* ....................          5,080,185

Therapeutics - 0.5%
      71,570    Neurocrine Biosciences, Inc.*,# .............          3,351,623

Toys - 0.9%
     324,600    Mattel, Inc. ................................          6,284,256

Transportation - Railroad - 1.9%
     219,905    Canadian National Railway Co.
                  (New York Shares) .........................         13,238,281

Transportation - Services - 1.1%
     101,290    FedEx Corp. .................................          7,673,730

Web Portals/Internet Service Providers - 2.4%
     390,185    Yahoo!, Inc.* ...............................         17,051,085
--------------------------------------------------------------------------------
Total Common Stock (cost $599,900,386) ......................        693,802,843
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
Automotive - Cars and Light Trucks - 0.4%
       6,345    Porsche A.G.** (cost $2,243,924) ............          3,112,787

Shares or Principal Amount                                          Market Value
================================================================================
Other Securities - 3.5%
                State Street Navigator Securities Lending
$ 24,877,791      Prime Portfolio (cost $24,877,791)+ .......    $    24,877,791
--------------------------------------------------------------------------------
Repurchase Agreement - 1.9%
  13,100,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $13,101,168
                  collateralized by $54,009,701
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $13,362,041
                  (cost $13,100,000) ........................         13,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $640,122,101) - 103.8% ........        734,893,421
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.8)%     (27,041,639)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   707,851,782
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            2.9%          $    21,607,250
Canada                                             5.7%               42,099,201
Finland                                            0.6%                4,588,404
France                                             2.8%               20,153,186
Germany                                            0.7%                5,243,452
South Korea                                        1.0%                7,039,079
Switzerland                                        2.5%               18,141,139
United Kingdom                                     1.0%                7,504,868
United States++                                   82.8%              608,516,842
--------------------------------------------------------------------------------
Total                                            100.0%          $   734,893,421

++Includes Short-Term Securities (77.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04             850,000    $     1,425,762    $       (16,022)
British Pound 4/16/04           1,450,000          2,428,051            (41,351)
Canadian Dollar 4/16/04           850,000            640,364             (4,089)
Euro 3/26/04                   16,100,000         18,635,030           (260,261)
South Korean Won
  11/12/03                  3,200,000,000          2,701,562            (19,002)
--------------------------------------------------------------------------------
Total                                        $    25,830,769    $      (340,725)

See Notes to Schedule of Investments and Financial Statements.

6  Janus Core Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost(1)                                              $    640,122

Investments at value(1)                                             $    734,893
  Cash                                                                     1,072
  Receivables:
    Investments sold                                                       1,646
    Fund shares sold                                                         379
    Dividends                                                                621
    Interest                                                                   4
  Other assets                                                                13
  Variation Margin                                                            --
  Forward currency contracts                                                  --
--------------------------------------------------------------------------------
Total Assets                                                             738,628
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                            24,878
    Investments purchased                                                  2,395
    Fund shares repurchased                                                2,473
    Advisory fees                                                            393
    Transfer agent fees and expenses                                         164
    Administrative fees                                                       --
    Service fees                                                              --
    Tax Liability                                                             --
  Accrued expenses                                                           132
  Forward currency contracts                                                 341
--------------------------------------------------------------------------------
Total Liabilities                                                         30,776
--------------------------------------------------------------------------------
Net Assets                                                          $    707,852
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                               842,768
  Undistributed net investment income/(loss)*                              2,116
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                                 (231,464)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                     94,432
--------------------------------------------------------------------------------
Total Net Assets                                                    $    707,852
--------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           41,534
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      17.04
--------------------------------------------------------------------------------

* See Note 3 in the Notes to the Financial Statements.
(1) Investments at cost and value include $24,274,669 of securities loaned for Janus Core Equity Fund (Note 1).

See Notes to Financial Statements.

                                     Janus Core Equity Fund  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2003
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $        624
  Securities lending income                                                   29
  Dividends                                                                9,215
  Dividends from affiliates                                                   --
  Foreign tax withheld                                                     (207)
--------------------------------------------------------------------------------
Total Investment Income                                                    9,661
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            4,602
  Transfer agent fees and expenses                                         1,824
  Registration fees                                                           38
  Postage and mailing expenses                                               133
  Custodian fees                                                              91
  Printing expenses                                                          125
  Audit fees                                                                  14
  Trustees' fees and expenses                                                  8
  Administrative fees                                                         --
  Other expenses                                                              36
--------------------------------------------------------------------------------
Total Expenses                                                             6,871
--------------------------------------------------------------------------------
Expense and Fee Offset                                                      (72)
--------------------------------------------------------------------------------
Net Expenses                                                               6,799
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                            --
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                   6,799
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                               2,862
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (25,648)
  Net realized gain/(loss) from foreign currency transactions            (3,850)
  Net realized gain/(loss) from futures contracts                             --
  Net realized gain/(loss) from short sales                                   --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     122,404
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                    92,906
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $     95,768
--------------------------------------------------------------------------------

See Notes to Financial Statements.

8  Janus Core Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $      2,862     $      5,270
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (29,498)         (92,888)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                    122,404          (5,686)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          95,768         (93,304)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (5,303)          (4,035)
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (5,303)          (4,035)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           159,586          362,651
  Reinvested dividends and distributions                                  5,117            3,872
  Shares repurchased                                                  (253,864)        (295,585)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (89,161)           70,938
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     1,304         (26,401)
Net Assets:
  Beginning of period                                                   706,548          732,949
------------------------------------------------------------------------------------------------
  End of period                                                    $    707,852     $    706,548
------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
  (excluding short-term securities):
  Purchases of securities                                          $    505,510     $    789,868
  Proceeds from sales of securities                                     549,715          694,144
  Purchases of long-term U.S. government obligations                         --            7,465
  Proceeds from sales of long-term U.S. government obligations            2,342           13,171

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                     Janus Core Equity Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                         2003            2002            2001            2000            1999

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      14.99    $      16.78    $      24.25    $      22.57    $      15.59
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .07             .11             .17             .15             .14
  Net gain/(loss) on securities
    (both realized and unrealized)                   2.09          (1.81)          (4.98)            2.25            7.17
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     2.16          (1.70)          (4.81)            2.40            7.31
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.11)           (.09)           (.13)           (.14)           (.15)
  Distributions (from capital gains)*                  --              --          (2.53)           (.58)           (.18)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.11)           (.09)          (2.66)           (.72)           (.33)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      17.04    $      14.99    $      16.78    $      24.25    $      22.57
-------------------------------------------------------------------------------------------------------------------------
Total Return                                       14.54%        (10.26)%        (21.70)%          10.65%          47.22%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $    707,852    $    706,548    $    732,949    $  1,026,503    $    781,319
Average Net Assets for the Period
  (in thousands)                             $    708,023    $    801,601    $    875,515    $  1,019,261    $    571,009
Ratio of Gross Expenses to
  Average Net Assets(1)                             0.97%           0.92%           0.95%           0.95%           1.02%
Ratio of Net Expenses to
  Average Net Assets(1)                             0.96%           0.89%           0.93%           0.93%           1.01%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                                0.40%           0.66%           0.85%           0.65%           0.81%
Portfolio Turnover Rate                               77%             98%            115%            116%             81%

(1)  See "Explanations of Charts, Tables and Financial Statements."
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Core Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

S&P 500(R)Index               The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

ADR                           American Depository Receipt

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange.

PLC                           Public Limited Company

*         Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
# Loaned security, a portion or all of the security is on loan at October 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                    Janus Core Equity Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Core Equity Fund (the "Fund") is a series fund. The Fund is part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the Fund had on loan securities with a value of $24,274,669.

As of October 31, 2003 the Fund received cash collateral of $24,877,791, in accordance with securities lending activity. The cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio.

The borrower pays fees at the Fund's direction to its lending agent. The lending agent may retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Fund's portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. The Fund did not participate in interfund lending during the fiscal year ended October 31, 2003.

12  Janus Core Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FORWARD CURRENCY TRANSACTIONS
The Fund may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable).

OPTIONS CONTRACTS
The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
The Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

                                    Janus Core Equity Fund  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that the Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). A Fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

14  Janus Core Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Fund for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

     DST Securities, Inc.              Fund
          Commissions                 Expense
              Paid                   Reduction             DST Systems Cost
--------------------------------------------------------------------------------
            $13,394                   $10,048                   $278,421
--------------------------------------------------------------------------------

                                    Janus Core Equity Fund  October 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2009 and October 31, 2011.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                            Undistributed   Undistributed                       Other Book        Net Tax
                              Ordinary        Long-Term      Accumulated          to Tax        Appreciation/
Fund                           Income           Gains       Capital Losses      Differences    (Depreciation)
-------------------------------------------------------------------------------------------------------------
Core
Janus Core Equity Fund       $2,116,001          --         $(228,581,826)       $(18,011)      $91,567,343
-------------------------------------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                            Federal Tax         Unrealized         Unrealized
Fund                            Cost           Appreciation      (Depreciation)
--------------------------------------------------------------------------------
Core
Janus Core Equity Fund     $643,326,078        $107,528,625      $(15,961,282)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2003    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
Core
Janus Core Equity Fund     $5,303,493           --              --              --
-----------------------------------------------------------------------------------------

                                           Distributions
For the fiscal year       ----------------------------------------------
ended October 31, 2002    From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                          Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------
Core
Janus Core Equity Fund     $4,034,603           --              --              --
-----------------------------------------------------------------------------------------

16  Janus Core Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.   CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)
                                                           2003             2002
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                            10,465           21,099
  Reinvested distributions                                  347              221
--------------------------------------------------------------------------------
Total                                                    10,812           21,320
--------------------------------------------------------------------------------
  Shares Repurchased                                   (16,404)         (17,864)
Net Increase/(Decrease) in Fund Shares                  (5,592)           3,456
Shares Outstanding, Beginning of Period                  47,126           43,670
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                        41,534           47,126
--------------------------------------------------------------------------------

5.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC (``Canary''), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                                    Janus Core Equity Fund  October 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Core Equity Fund (one of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

18  Janus Core Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on the previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                    Janus Core Equity Fund  October 31, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited) (continued)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

20  Janus Core Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                                    Janus Core Equity Fund  October 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs (since               and NeoCore Corp.
Denver, CO 80206                                            2002). Formerly, Distinguished Visiting
Age 59                                                      Professor of Business (2001-2002),
                                                            Thunderbird (American Graduate
                                                            School of International Management),
                                                            Phoenix, AZ; and Principal (1988-
                                                            1999) of Phillips-Smith Retail Group,
                                                            Addison, TX (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

22 Janus Core Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

                                    Janus Core Equity Fund  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Karen L. Reidy           Executive Vice President     1/00-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Balanced Fund and                           accounts. Formerly, Analyst (1995-
Age 36                   Janus Core Equity Fund                            1999) for Janus Capital Corporation.

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

24  Janus Core Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                                    Janus Core Equity Fund  October 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

26  Janus Core Equity Fund  October 31, 2003

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--------------------------------------------------------------------------------

NOTES

                                    Janus Core Equity Fund  October 31, 2003  27

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NOTES

28  Janus Core Equity Fund  October 31, 2003

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--------------------------------------------------------------------------------

NOTES

                                    Janus Core Equity Fund  October 31, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

30  Janus Core Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                    Janus Core Equity Fund  October 31, 2003  31

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--------------------------------------------------------------------------------

NOTES

32  Janus Core Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                    Janus Core Equity Fund  October 31, 2003  33

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--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.


                 GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

                 VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                      CE55-12/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS GROWTH AND INCOME FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................    10

     Statement of Operations ........................................    11

     Statement of Changes in Net Assets .............................    12

     Financial Highlights ...........................................    13

     Notes to Schedule of Investments ...............................    14

     Notes to Financial Statements ..................................    15

     Report of Independent Auditors .................................    22

     Explanation of Charts, Tables and Financial Statements .........    23

     Designation Requirements .......................................    25

     Trustees and Officers ..........................................    26

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr                Anita Falicia                   Girard Miller

/s/ Loren Starr            /s/ Anita Falicia               /s/ Girard Miller

Vice President and         Vice President, Treasurer and   President and Chief
Chief Financial Officer,   Principal Accounting Officer,   Executive Officer,
Janus Investment Fund      Janus Investment Fund           Janus Investment Fund

Past Performance is no guarantee of future results.

                               Janus Growth and Income Fund  October 31, 2003  1

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--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

[PHOTO]
David Corkins
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

With a turbulent economic backdrop, a volatile stock market and daily reports of scandal in the financial services industry, it's very important to me to speak directly with you about what is happening both at Janus and with your Fund.

As a fellow shareholder and the portfolio manager of Janus Growth and Income Fund, nothing is more important to me than the integrity of your investment. Along with you, I have invested in this Fund in anticipation of a healthy return over time. In fact, as of this writing, more than 90% of my investments in the stock market are represented by my holdings in the funds that I manage, along with my other investments in Janus mutual funds and Janus Capital Group stock. I am right there with you both financially and personally.

From day one at Janus, our founder, Tom Bailey, made it very clear who the boss was - our shareholders. From Tom I learned that, when faced with a tough decision, the solution can always be found by asking and answering one very simple question: "What is in the best interest of the Fund's shareholder?" This question is an important one because it cuts to the heart of the issues the mutual fund industry is facing today. The consequences of this industry-wide investigation have been severe in terms of lost trust and questioned integrity. I, along with many other Janus employees, take this very personally and am committed to doing what's necessary to prove to our shareholders that, despite the issues we're facing today, Janus continues to stand for integrity and will act in the best interest of its fund shareholders - always.

Personally, I was very distressed to learn that a few individuals at Janus agreed to market-timing arrangements for certain investors. I am firmly against market timing and would never seek any special market-timing arrangements in the Fund. In fact, I am not aware of any market-timing arrangements in Janus Growth and Income Fund. I believe it's also important for you to know that Janus has ended all such arrangements and pledged to make amends to shareholders in the funds involved.

Now that you know where I stand on integrity, I want to briefly state the investment approach to Janus Growth and Income Fund so that you know what to expect out of your investment.

I manage the Fund for shareholders like myself, who want long-term exposure to the stock market yet some downside protection in difficult times. "Growth and Income" is an apt description in practicality. Common growth stocks usually represent 80-90% of the holdings, while fixed-income and convertible securities represent 10-20%. When the market is strong, the growth stocks should drive performance, and during periods of weakness, the more income-oriented investments are designed to lend support.

The biggest influences on my investment style have been Warren Buffett, Tom Bailey and Janus Growth and Income Fund's former manager Tom Marsico. From these investors I have learned to work hard, focus on the numbers - the right numbers
- and to know my companies inside and out before investing. My own style has evolved into one combining both art and science. The science part involves constructing detailed financial models that help me and my analysts understand the most important leverage points that drive a business' free cash flow. The art involves many components, including meeting management teams with the intention of understanding how they intend to manage my capital investment and rounding out that knowledge with a checkup on competitors, suppliers and employees to get the whole picture.

I tend to gravitate to larger, established companies with sustainable competitive advantages. Many of the investments in the Fund have been core holdings for much of the time I have managed the Fund - holdings such as Budweiser, Cisco, Citigroup, Comcast and Porsche, to name a few. There are also a smaller amount of investments in stocks undergoing significant change or encountering what we believe are short-term dislocations - names such as Mattel or Fairmont Hotels, for example. Turnover is relatively low, averaging 48.55% during the last 5 years. Holdings in fixed income and convertibles are based on company fundamentals rather than interest rate bets. This all leads me to consider the appropriate risk/reward tradeoff in evaluating the free cash flow and return on invested capital of our investments.

2  Janus Growth and Income Fund  October 31, 2003

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--------------------------------------------------------------------------------

So, how has this worked? To modify a popular phrase, "It's about the performance, stupid." In the long term, the performance has been quite strong:
According to Lipper, since taking over management of the Fund on August 31, 1997, the Fund ranks in the top 5%, ranking 5 out of 460 large-cap core funds based on total return as of October 31, 2003.(2) The Fund's average annual return over this same period is 6.93%, outperforming the S&P 500(R) Index, the Fund's benchmark, which returned 4.05%.(1) For the last 10 years, the Fund ranks in the top 4% of its category, placing 8th among 208 large-cap core funds based on total return as of October 31, 2003.(2) In the latest year ended October 31, 2003, although we posted positive results, we lagged our benchmark with a return of 15.20% versus the S&P 500,(R) which gained 20.79%.(1)

Lastly, after six fulfilling years serving as manager of Janus Growth and Income Fund, I have decided that the time is right to transition my responsibilities to my assistant portfolio manager and longtime colleague Minyoung (Min) Sohn. Effective January 1, 2004, Min will be named portfolio manager of the Fund. In terms of my own role, I remain firmly committed to Janus and our shareholders and will continue to serve as manager of Janus Mercury Fund.

In the five years that I have worked with Min, initially in his role as a research analyst and more recently as assistant portfolio manager, he has demonstrated an exceptional ability to generate new ideas among large-cap companies across a broad range of industries, including the financial, retail, consumer, Internet and energy sectors. His strong research skills combined with his demonstrated analytic abilities have helped Janus Growth and Income Fund deliver Lipper top-quartile performance to shareholders for the five years ended October 31, 2003, placing it 35th out of 596 large-cap core funds based on total returns.(2) As portfolio manager, Min will continue to look for solid, well-established companies selected for their growth potential, while seeking to minimize downside risk by investing in select income-generating securities.

Moreover, he will be supported by a research team that is deeper and, in my opinion, more experienced than any in Janus' 30-year history. Over the last year, we have hired a solid combination of new and seasoned analytical talent, many of whom are making an instant difference in the quality of our information.

I am highly confident that Min, with support from our expanded research team, will continue to deliver the results that our shareholders expect. In fact, given my experience working with Min over the past several years, I believe that allowing him to put his full energies and talent to work for Janus Growth and Income Fund shareholders is the right decision for our shareholders.

Thank you for your continued confidence in Janus Growth and Income Fund.

Sincerely,

David Corkins

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Growth and Income Fund $48,082
S&P 500(R) Index $36,764

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1991, through October 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($48,082) as compared to the S&P 500 Index ($36,764).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                       CALENDAR
                         YEAR-        ONE         FIVE        TEN       SINCE
                        TO-DATE       YEAR        YEAR        YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Growth and
Income Fund              16.70%      15.20%       4.38%      11.92%      13.43%
--------------------------------------------------------------------------------
S&P 500(R) Index         21.19%      20.79%       0.53%      10.43%      11.01%
--------------------------------------------------------------------------------

                               Janus Growth and Income Fund  October 31, 2003  3

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--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Growth and Income Fund gained 15.20%, while its benchmark, the S&P 500(R) Index, advanced 20.79%.(1) The Fund received a fourth-quartile position for this performance based on total return, ranking 817 out of 1065 large-cap core funds tracked by Lipper, Inc. - a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%.(1) More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
Our best performer during the period was global financial services powerhouse and longtime holding Citigroup. Cable operator Comcast Corp., which acquired AT&T Broadband late last year, helped boost the Fund's returns as well. In the technology arena, analog- and mixed-signal circuit maker Maxim Integrated Products, whose chips power everything from cell phones to personal computers to medical equipment, also moved ahead to capture one of the Fund's top performer spots. Rounding out our list of winners was commercial and consumer lender CIT Group and Liberty Media Corp., a cable and media property holding company.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Citigroup, Inc.
   Comcast Corp.
   Maxim Integrated Products, Inc.
   CIT Group Inc.
   Liberty Media Corp.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Hindering our results was insurance holding company American International Group
(AIG), which proved to be our biggest detractor for the period. In the media sector, entertainment giant Viacom, owner of such popular television networks as MTV, Nickelodeon, VH1 and CBS, also worked against the Fund. Our position in tool and door manufacturer Stanley Works weighed on our performance as well. Other laggards included German car maker Bayerische Motoren-Werke, better known as BMW, and defense contractor General Dynamics.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   AIG, Inc.
   Viacom, Inc.
   Stanley Works
   Bayerische Motoren-Werke (BMW)
   General Dynamics Corp.
--------------------------------------------------------------------------------

4  Janus Growth and Income Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
I adhere to a bottom-up process of selecting stocks, meaning I invest in what I believe are outstanding companies without regard to the sectors into which they fall. However, sector weightings can and often do have an impact on performance. For instance, our telecommunication services position was the only detractor from our absolute results. However, because the Fund was significantly underweight the index in this relatively weak-performing sector, we were able to gain ground against our benchmark. By contrast, the financial services sector contributed solidly to our results. Similarly, the information technology category proved a top contributor. However, a closer look reveals that although our weighting in this sector closely matched that of our benchmark, the Fund's information technology holdings failed to achieve the gains of those in the benchmark, ultimately detracting from our relative performance.

Q. WHAT OTHER INVESTMENT STRATEGIES IMPACTED THE FUND'S PERFORMANCE?
I would like to point out that one of the main reasons for the short-term underperformance of the Fund during the period is our bias toward large-cap stocks. As of October 31, more than 60% of the Fund's total assets were invested in large caps, and in a market where companies under $2 billion in market capitalization outperformed companies with market caps of over $100 billion by an astonishing 58 percentage points, this hurt our results.

FUND STRATEGY
--------------------------------------------------------------------------------
By selecting what the manager believes to be solid, well-established companies, this diversified fund takes a conservative approach to growth investing. It focuses primarily on companies picked for their growth potential, though at least 25% of the portfolio includes income-generating securities.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 0.5%

Corporate Bonds - Domestic - 1.0%

Preferred Stock - 2.0%

Common Stock - Foreign - 12.7%

Common Stock - Domestic - 83.8%

Number of Stocks: 85
Number of Bonds: 7
Top 10 Equities: 29.3%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Citigroup, Inc.                                        4.9%                 4.5%
Exxon Mobil Corp.                                      3.4%                 3.3%
Tyco International, Ltd.
  (New York Shares)                                    3.3%                   --
Comcast Corp. - Special Class A                        3.2%                 1.9%
Microsoft Corp.                                        2.7%                 2.7%
Procter & Gamble Co.                                   2.4%                 1.6%
Liberty Media Corp. - Class A                          2.4%                 2.4%
Fannie Mae                                             2.4%                 1.7%
Maxim Integrated Products, Inc.                        2.3%                 1.5%
General Electric Co.                                   2.3%                 1.6%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                        JANUS
                                      GROWTH AND     S&P 500(R)
                                     INCOME FUND       INDEX

Diversified Operations                   8.3%           5.2%
Finance - Investment Bankers/Brokers     6.2%           5.4%
Oil Companies - Integrated               5.7%           4.0%
Cable Television                         4.7%           0.8%
Multimedia                               4.5%           2.1%
Medical - Drugs                          3.9%           6.7%
Broadcast Services and Programming       3.8%           0.3%
Semiconductor Components/
  Integrated Circuits                    3.5%           0.5%
Super-Regional Banks                     3.3%           5.4%
Cosmetics and Toiletries                 3.0%           2.4%

                               Janus Growth and Income Fund  October 31, 2003  5

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--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of October 31, 2003, Lipper ranked Janus Growth and Income Fund 35th out of 596 and 8th out of 208 large-cap core funds for the 5-, and 10-year periods respectively.

* The Fund's inception date - 5/15/91.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The portfolio managers statement of fund ownership is based on Janus' account records which include individuals who own this fund directly through Janus. It does not account for other individual shareholders who are not known to Janus and may own shares through a third-party distributor.

There is no assurance the investment process will consistently lead to successful investing.

6  Janus Growth and Income Fund  October 31, 2003

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--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 96.5%
Advertising Sales - 0.9%
   1,886,750    Lamar Advertising Co.* ......................    $    57,168,525

Aerospace and Defense - 1.2%
   1,580,780    Lockheed Martin Corp. .......................         73,284,961

Airlines - 0.7%
   2,157,010    Southwest Airlines Co. ......................         41,845,994

Applications Software - 2.7%
   6,322,197    Microsoft Corp. .............................        165,325,452

Beverages - Non-Alcoholic - 1.3%
   1,644,973    PepsiCo, Inc. ...............................         78,662,609

Brewery - 1.8%
   2,200,424    Anheuser-Busch Companies, Inc. ..............        108,392,886

Broadcast Services and Programming - 3.8%
   2,108,961    Clear Channel Communications, Inc. ..........         86,087,788
  14,124,624    Liberty Media Corp. - Class A* ..............        142,517,456

                                                                     228,605,244

Cable Television - 4.6%
      81,210    Comcast Corp. - Class A* ....................          2,754,643
   5,691,515    Comcast Corp. - Special Class A* ............        185,657,220
   2,591,305    Cox Communications, Inc. - Class A* .........         88,285,761

                                                                     276,697,624

Commercial Services - Finance - 0.6%
     978,635    Paychex, Inc. ...............................         38,088,474

Computer Services - 0.9%
   2,563,055    Ceridian Corp.* .............................         53,824,155

Computers - 2.2%
   1,054,466    Dell, Inc.* .................................         38,087,312
   1,020,283    IBM Corp. ...................................         91,294,923

                                                                     129,382,235

Computers - Peripheral Equipment - 0.8%
     633,825    Lexmark International Group, Inc. - Class A*          46,655,858

Cosmetics and Toiletries - 3.0%
     984,325    International Flavors & Fragrances, Inc. ....         32,581,158
   1,473,040    Procter & Gamble Co. ........................        144,785,101

                                                                     177,366,259

Disposable Medical Products - 0.8%
     570,570    C.R. Bard, Inc. .............................         45,674,129

Diversified Operations - 8.3%
   1,159,192    3M Co. ......................................         91,425,473
   4,701,461    General Electric Co. ........................        136,389,383
   1,226,080    Honeywell International, Inc. ...............         37,530,309
     492,089    Louis Vuitton Moet Hennessy S.A.** ..........         34,009,544
   9,613,720    Tyco International, Ltd. (New York Shares) ..        200,734,473

                                                                     500,089,182

E-Commerce/Services - 0.2%
     217,945    eBay, Inc.* .................................         12,191,843

Electric Products - Miscellaneous - 1.2%
     368,445    Samsung Electronics Company, Ltd. (GDR) .....         73,159,766

Electronic Components - Semiconductors - 2.9%
   2,837,345    Intel Corp. .................................         93,774,252
     779,540    Nvidia Corp.*,# .............................         13,782,267
   2,263,818    Texas Instruments, Inc. .....................         65,469,617

                                                                     173,026,136

Shares or Principal Amount                                          Market Value
================================================================================
Enterprise Software/Services - 1.0%
   1,152,400    Computer Associates International, Inc. .....    $    27,104,448
   2,548,575    Oracle Corp.* ...............................         30,480,957

                                                                      57,585,405

Entertainment Software - 0.7%
     413,676    Electronic Arts, Inc.* ......................         40,970,471

Finance - Commercial - 1.2%
   2,238,230    CIT Group, Inc. .............................         75,249,293

Finance - Investment Bankers/Brokers - 6.2%
   6,224,130    Citigroup, Inc. .............................        295,023,761
     840,275    Goldman Sachs Group, Inc. ...................         78,901,823

                                                                     373,925,584

Finance - Mortgage Loan Banker - 2.4%
   1,978,327    Fannie Mae ..................................        141,826,263

Financial Guarantee Insurance - 0.7%
     827,850    MGIC Investment Corp. .......................         42,476,984

Food - Retail - 0.6%
     606,660    Whole Foods Market, Inc.*,# .................         35,938,538

Hotels and Motels - 2.5%
   2,460,918    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................         63,344,029
     438,400    Four Seasons Hotels, Inc.# ..................         24,168,992
   1,927,255    Starwood Hotels & Resorts Worldwide, Inc. ...         65,006,311

                                                                     152,519,332

Insurance Brokers - 0.1%
     168,145    Marsh & McLennan Companies, Inc. ............          7,188,199

Medical - Biomedical and Genetic - 0%
      47,380    Amgen, Inc.* ................................          2,926,189

Medical - Drugs - 3.9%
   3,156,609    Pfizer, Inc. ................................         99,748,844
   1,587,622    Roche Holding A.G.** ........................        131,374,484

                                                                     231,123,328

Medical - HMO - 2.6%
   1,061,670    Aetna, Inc.# ................................         60,950,475
   1,912,198    UnitedHealth Group, Inc. ....................         97,292,634

                                                                     158,243,109

Medical Instruments - 1.9%
      30,539    Boston Scientific Corp.* ....................          2,068,101
   2,119,255    Medtronic, Inc. .............................         96,574,451
     309,045    St. Jude Medical, Inc.* .....................         17,974,057

                                                                     116,616,609

Medical Products - 0.2%
     123,160    INAMED Corp.* ...............................         10,637,329

Multi-Line Insurance - 1.9%
   1,887,744    American International Group, Inc. ..........        114,831,468

Multimedia - 4.5%
     960,655    Gannett Company, Inc. .......................         80,800,692
   6,401,060    Time Warner, Inc.* ..........................         97,872,207
   1,849,124    Viacom, Inc. - Class B ......................         73,724,574
     875,984    Walt Disney Co. .............................         19,832,278

                                                                     272,229,751

Networking Products - 2.0%
   5,665,355    Cisco Systems, Inc.* ........................        118,859,148

Non-Hazardous Waste Disposal - 1.3%
   2,933,995    Waste Management, Inc. ......................         76,049,150

See Notes to Schedules of Investments and Financial Statements.

                               Janus Growth and Income Fund  October 31, 2003  7

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--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Integrated - 5.7%
     796,323    ConocoPhillips# .............................    $    45,509,859
   2,612,889    EnCana Corp. (New York Shares) ..............         89,804,995
   5,589,645    Exxon Mobil Corp. ...........................        204,469,213

                                                                     339,784,067

Pharmacy Services - 1.9%
   2,139,260    Caremark Rx, Inc.*,# ........................         53,588,463
   1,804,480    Medco Health Solutions, Inc.* ...............         59,908,736

                                                                     113,497,199

Pipelines - 0.6%
     648,705    Kinder Morgan, Inc.# ........................         34,738,153

Printing - Commercial - 0.3%
     622,020    Valassis Communications, Inc.*,# ............         16,110,318

Property and Casualty Insurance - 0.8%
   2,907,269    Travelers Property Casualty Corp. - Class B .         47,591,994

Reinsurance - 2.0%
      45,389    Berkshire Hathaway, Inc. - Class B* .........        117,670,983

Retail - Consumer Electronics - 0%
      44,220    Best Buy Company, Inc.* .....................          2,578,468

Retail - Discount - 1.1%
   1,088,291    Wal-Mart Stores, Inc. .......................         64,154,754

Retail - Office Supplies - 0.4%
     921,295    Staples, Inc.* ..............................         24,709,132

Semiconductor Components/Integrated Circuits - 3.5%
   1,719,435    Linear Technology Corp. .....................         73,265,125
   2,777,225    Maxim Integrated Products, Inc. .............        138,055,855

                                                                     211,320,980

Semiconductor Equipment - 1.1%
   2,784,395    Applied Materials, Inc.* ....................         65,071,311

Soap and Cleaning Preparations - 0.3%
     758,906    Reckitt Benckiser PLC .......................         15,943,346

Super-Regional Banks - 3.3%
     937,415    Bank of America Corp. .......................         70,990,438
   4,761,068    U.S. Bancorp ................................        129,596,271

                                                                     200,586,709

Telecommunication Equipment - 1.2%
   4,309,730    Nokia Oyj (ADR)#,** .........................         73,222,313

Toys - 1.1%
   3,285,780    Mattel, Inc. ................................         63,612,701

Transportation - Railroad - 0.9%
     907,665    Canadian National Railway Co.
                  (New York Shares) .........................         54,641,433

Transportation - Services - 0.5%
     709,705    C.H. Robinson Worldwide, Inc. ...............         27,806,242

Web Portals/Internet Service Providers - 0.2%
     315,930    Yahoo!, Inc.* ...............................         13,806,141
--------------------------------------------------------------------------------
Total Common Stock (cost $5,220,520,559) ....................      5,795,483,726
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 1.0%
Advertising Sales - 0.1%
  $5,745,000    Lamar Advertising Co., 2.875%
                  convertible senior notes, due 12/31/10 ....    $     5,457,750

Cable Television - 0.1%
   6,280,000    Cox Communications, Inc., 7.125%
                  notes, due 10/1/12 ........................          7,127,806

Electric - Integrated - 0.1%
   6,170,000    CMS Energy Corp., 7.625%
                  senior notes, due 11/15/04 ................          6,293,400

Non-Hazardous Waste Disposal - 0.1%
   3,080,000    Allied Waste North America, Inc., 7.875%
                  senior notes, due 4/15/13 .................          3,303,300

Oil Companies - Exploration and Production - 0.1%
  16,150,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 .......          8,680,625

Telephone - Integrated - 0.2%
   9,650,000    CenturyTel, Inc., 8.375%
                  notes, due 10/15/10 .......................         11,680,302

Toys - 0.3%
  13,900,000    Mattel, Inc., 6.125%
                  notes, due 7/15/05 ........................         14,977,014
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $52,643,592) ....................         57,520,197
--------------------------------------------------------------------------------
Preferred Stock - 2.0%
Automotive - Cars and Light Trucks - 1.1%
     130,375    Porsche A.G.#,** ............................         63,960,531

Electric - Integrated - 0.5%
   1,050,585    Centerpoint Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.)(omega) ............         29,960,583

Fiduciary Banks - 0.3%
      65,400    State Street Corp.* .........................         16,300,950

Non-Hazardous Waste Disposal - 0.1%
     135,425    Allied Waste Industries, Inc.# ..............          8,667,200
--------------------------------------------------------------------------------
Total Preferred Stock (cost $128,438,782) ...................        118,889,264
--------------------------------------------------------------------------------
Other Securities - 1.2%
                State Street Navigator Securities Lending
$ 70,728,098      Prime Portfolio (cost $70,728,098)+ .......         70,728,098
--------------------------------------------------------------------------------
Repurchase Agreement - 0.3%
  19,500,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $19,501,739
                  collateralized by $80,396,120
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $19,890,061
                  (cost $19,500,000) ........................         19,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $5,491,831,031) - 101.0% ......      6,062,121,285
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.0)%     (58,981,071)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 6,003,140,214
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

8  Janus Growth and Income Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            3.3%          $   200,734,473
Canada                                             3.8%              231,959,449
Finland                                            1.2%               73,222,313
France                                             0.6%               34,009,544
Germany                                            1.1%               63,960,531
South Korea                                        1.2%               73,159,766
Switzerland                                        2.2%              131,374,484
United Kingdom                                     0.2%               15,943,346
United States++                                   86.4%            5,237,757,379
--------------------------------------------------------------------------------
Total                                            100.0%          $ 6,062,121,285

++Includes Short-Term Securities (84.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Euro 3/26/04                   52,800,000    $    61,113,640    $      (481,355)
Swiss Franc 3/26/04            38,000,000         28,571,428           (341,728)
Swiss Franc 4/16/04            24,300,000         18,280,298             100,247
--------------------------------------------------------------------------------
Total                                        $   107,965,366    $      (722,836)

See Notes to Schedules of Investments and Financial Statements.

                               Janus Growth and Income Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost(1)                                              $  5,491,831

Investments at value(1)                                             $  6,062,121
  Cash                                                                     1,001
  Receivables:
    Investments sold                                                      22,478
    Fund shares sold                                                       4,185
    Dividends                                                              6,690
    Interest                                                                 625
  Other assets                                                               109
  Variation Margin                                                            --
  Forward currency contracts                                                 100
--------------------------------------------------------------------------------
Total Assets                                                           6,097,309
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                            70,728
    Investments purchased                                                  5,620
    Fund shares repurchased                                               12,137
    Advisory fees                                                          3,358
    Transfer agent fees and expenses                                       1,221
    Administrative fees                                                       --
    Service fees                                                              --
    Tax Liability                                                             --
  Accrued expenses                                                           282
  Forward currency contracts                                                 823
--------------------------------------------------------------------------------
Total Liabilities                                                         94,169
--------------------------------------------------------------------------------
Net Assets                                                          $  6,003,140
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                             6,744,088
  Undistributed net investment income/(loss)*                              5,306
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                               (1,315,837)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    569,583
--------------------------------------------------------------------------------
Total Net Assets                                                    $  6,003,140
--------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          221,394
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      27.12
--------------------------------------------------------------------------------

*See Note 3 in the Notes to the Financial Statements.
(1) Investments at cost and value include $68,900,123 of securities loaned for Janus Growth and Income Fund (Note 1).

See Notes to Financial Statements.

10  Janus Growth and Income Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2003
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $     17,005
  Securities lending income                                                  113
  Dividends                                                               74,024
  Dividends from affiliates                                                    8
  Foreign tax withheld                                                     (854)
--------------------------------------------------------------------------------
Total Investment Income                                                   90,296
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           37,147
  Transfer agent fees and expenses                                        13,365
  Registration fees                                                           31
  Postage and mailing expenses                                               581
  Custodian fees                                                             349
  Printing expenses                                                          574
  Audit fees                                                                  23
  Trustees' fees and expenses                                                 72
  Administrative fees                                                         --
  Interest expense                                                            10
  Other expenses                                                              57
--------------------------------------------------------------------------------
Total Expenses                                                            52,209
--------------------------------------------------------------------------------
Expense and Fee Offset                                                     (252)
--------------------------------------------------------------------------------
Net Expenses                                                              51,957
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                            --
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                  51,957
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              38,339
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (139,244)
  Net realized gain/(loss) from foreign currency transactions           (19,947)
  Net realized gain/(loss) from futures contracts                             --
  Net realized gain/(loss) from short sales                                   --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     955,437
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   796,246
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    834,585
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                              Janus Growth and Income Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     38,339     $     47,055
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (159,191)        (845,967)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                    955,437        (194,062)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         834,585        (992,974)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (41,245)         (49,459)
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (41,245)         (49,459)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         1,173,372        1,563,948
  Shares issued in connection with Acquisition*                         181,669              N/A
  Reinvested dividends and distributions                                 39,718           47,770
  Shares repurchased                                                (1,512,633)      (1,816,892)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (117,874)        (205,174)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   675,466      (1,247,607)
Net Assets:
  Beginning of period                                                 5,327,674        6,575,281
------------------------------------------------------------------------------------------------
  End of period                                                    $  6,003,140     $  5,327,674
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
    (excluding short-term securities):
  Purchases of securities                                          $  2,867,872     $  2,716,175
  Proceeds from sales of securities                                   2,223,329        2,857,552
  Purchases of long-term U.S. government obligations                    187,581          201,003
  Proceeds from sales of long-term U.S. government obligations          495,001          204,720

*See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

12  Janus Growth and Income Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                         2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $      23.70    $      27.99    $      40.88    $      36.84    $      26.45
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .17             .20             .32             .18             .26
  Net gain/(loss) on securities
    (both realized and unrealized)                   3.43          (4.28)         (11.24)            5.84           12.27
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     3.60          (4.08)         (10.92)            6.02           12.53
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.18)           (.21)           (.35)           (.14)           (.27)
  Distributions (from capital gains)*                  --              --          (1.62)          (1.84)          (1.87)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.18)           (.21)          (1.97)          (1.98)          (2.14)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $      27.12    $      23.70    $      27.99    $      40.88    $      36.84
-------------------------------------------------------------------------------------------------------------------------
Total Return                                       15.20%        (14.62)%        (27.66)%          16.44%          49.59%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  6,003,140    $  5,327,674    $  6,575,281    $  9,305,835    $  5,836,885
Average Net Assets for the Period
  (in thousands)                             $  5,715,041    $  6,479,535    $  7,758,499    $  8,594,302    $  4,375,277
Ratio of Gross Expenses to
  Average Net Assets(1)                             0.91%           0.90%           0.87%           0.89%           0.92%
Ratio of Net Expenses to
  Average Net Assets(1)                             0.91%           0.88%           0.86%           0.88%           0.90%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                                0.67%           0.73%           0.96%           0.49%           0.37%
Portfolio Turnover Rate                               50%             49%             59%             41%             43%

(1)  See "Explanations of Charts, Tables and Financial Statements."
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                              Janus Growth and Income Fund  October 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

S&P 500(R) Index              The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

ADR                           American Depository Receipt

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange.

GDR                           Global Depository Receipt

PLC                           Public Limited Company

*         Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.
(OMEGA)   Rate is subject to change. Rate shown reflects current rate.
# Loaned security, a portion or all of the security is on loan at October 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

14  Janus Growth and Income Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Growth and Income Fund (the "Fund") is a series fund. The Fund is part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the Fund had on loan securities with a value of $68,900,123.

As of October 31, 2003 the Fund received cash collateral of $70,728,098, in accordance with securities lending activity. The cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio.

The borrower pays fees at the Fund's direction to its lending agent. The lending agent may retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Fund's portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured.

During the fiscal year ended October 31, 2003, the Fund borrowed cash at a weighted average rate ranging from 1.275% to 1.394% and interest expense amounted to $10,480. As of October 31, 2003, there were no outstanding borrowing or lending arrangements for the Fund.

                              Janus Growth and Income Fund  October 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

FORWARD CURRENCY TRANSACTIONS
The Fund may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable).

OPTIONS CONTRACTS
The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
The Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

16  Janus Growth and Income Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that the Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). A Fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for the Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

                              Janus Growth and Income Fund  October 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Fund for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

     DST Securities, Inc.              Fund
         Commissions                  Expense
            Paid                     Reduction              DST Systems Cost
--------------------------------------------------------------------------------
         $108,981                     $81,756                  $1,267,340
--------------------------------------------------------------------------------

The Fund may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2003, the Fund recorded distributions from affiliated investment companies as dividend income, and had the following affiliated purchases and sales:

                                            Purchases           Sales         Dividend     Market Value
                                           Shares/Cost       Shares/Cost       Income       at 10/31/03
-------------------------------------------------------------------------------------------------------
Janus Money Market Fund                    $175,000,000      $175,000,000      $6,377           --
-------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund     $ 50,000,000      $ 50,000,000      $1,822           --
-------------------------------------------------------------------------------------------------------

18  Janus Growth and Income Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2008 and October 31, 2011.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                  Undistributed    Undistributed                             Other Book        Net Tax
                                     Ordinary        Long-Term            Accumulated          to Tax        Appreciation/
Fund                                  Income           Gains             Capital Losses      Differences    (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
Core
Janus Growth and Income Fund       $5,306,549            --             $(1,277,234,731)       $15,532        $530,964,888
--------------------------------------------------------------------------------------------------------------------------

The table below shows the portion of the capital loss carryover acquired in the reorganization described in Note 4. These capital loss carryovers may be subject to annual limitations under applicable tax laws and may expire unutilized. The portion of each carryforward which will not be available for use due to these limitations has been reclassified to paid-in capital. During the period ended October 31, 2003, the following acquired capital loss carryovers were utilized.

                                                                               Loss Used in
                                      Capital Loss       Loss Unavailable      Period Ended
Fund                               Carryover Acquired         for Use        October 31, 2003
---------------------------------------------------------------------------------------------
Core
Janus Growth and Income Fund         $(179,001,275)       $(116,208,007)            --
---------------------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                 Federal Tax      Unrealized        Unrealized
Fund                                Cost         Appreciation     (Depreciation)
--------------------------------------------------------------------------------
Core
Janus Growth and Income Fund   $5,531,156,397    $856,477,574     $(325,512,686)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                 Distributions
For the fiscal year             ----------------------------------------------
ended October 31, 2003          From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                                Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------------
Core
Janus Growth and Income Fund     $41,245,031          --              --              --
-----------------------------------------------------------------------------------------------

                                                 Distributions
For the fiscal year             ----------------------------------------------
ended October 31, 2002          From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                                Income       Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------------
Core
Janus Growth and Income Fund     $49,458,623         --               --              --
-----------------------------------------------------------------------------------------------

                              Janus Growth and Income Fund  October 31, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4.   FUND ACQUISITION

On April 21, 2003, Janus Growth and Income Fund ("Acquiring Fund"), acquired all of the assets and liabilities of Berger Large Cap Growth Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Aquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganization. Net assets and unrealized appreciation/depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                        Acquired        Net Assets
                                                                  Acquiring Fund    Acquired Fund   Fund Unrealized        After
Acquiring Fund                   Acquired Fund                      Net Assets        Net Assets          AP/DP       Reorganization
------------------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund     Berger Large Cap Growth Fund     $5,465,100,099     $181,668,590      $3,394,147     $5,646,768,689
------------------------------------------------------------------------------------------------------------------------------------

Acquiring Fund                   Acquired Fund                   Shares Acquired   Shares issued in Acquisition
---------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund     Berger Large Cap Growth Fund       24,222,155             7,558,594
---------------------------------------------------------------------------------------------------------------

5.   CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)
                                                           2003             2002
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                            47,618           56,191
  Shares issued in connection with Acquisition*           7,559              N/A
  Reinvested distributions                                1,652            1,784
--------------------------------------------------------------------------------
Total                                                    56,829           57,975
--------------------------------------------------------------------------------
  Shares Repurchased                                   (60,238)         (68,056)
Net Increase/(Decrease) in Fund Shares                  (3,409)         (10,081)
Shares Outstanding, Beginning of Period                 224,803          234,884
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                       221,394          224,803
--------------------------------------------------------------------------------

* See Note 4 in the Notes to Financial Statements.

20  Janus Growth and Income Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC ("Canary"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                              Janus Growth and Income Fund  October 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Growth and Income Fund (one of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

22  Janus Growth and Income Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                              Janus Growth and Income Fund  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)(continued)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

24  Janus Growth and Income Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESIGNATION REQUIREMENTS (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2003:

Dividends Received Deduction Percentage

--------------------------------------------------------------------------------
Janus Growth and Income Fund                                94%
--------------------------------------------------------------------------------

Qualified Dividend Income Percentage

--------------------------------------------------------------------------------
Janus Growth and Income Fund                               100%
--------------------------------------------------------------------------------

                              Janus Growth and Income Fund  October 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

26  Janus Growth and Income Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs, CO                  and NeoCore Corp.
Denver, CO 80206                                            (since 2002). Formerly, Distinguished
Age 59                                                      Visiting Professor of Business (2001-
                                                            2002), Thunderbird (American
                                                            Graduate School of International
                                                            Management), Phoenix, AZ; and
                                                            Principal (1988- 1999) of Phillips-
                                                            Smith Retail Group, Addison, TX
                                                            (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

                              Janus Growth and Income Fund  October 31, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

28  Janus Growth and Income Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David J. Corkins         Executive Vice President     8/97-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Mercury Fund and                            accounts.
Age 37                   Janus Growth and Income
                         Fund

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                              Janus Growth and Income Fund  October 31, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

30  Janus Growth and Income Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                              Janus Growth and Income Fund  October 31, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

32  Janus Growth and Income Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                              Janus Growth and Income Fund  October 31, 2003  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                      GI40-12/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003 ANNUAL REPORT
--------------------------------------------------------------------------------

     JANUS SPECIAL EQUITY FUND
     ---------------------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                           Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     2

     Statement of Assets and Liabilities ............................     8

     Statement of Operations ........................................     9

     Statement of Changes in Net Assets .............................    10

     Financial Highlights ...........................................    11

     Notes to Schedule of Investments ...............................    12

     Notes to Financial Statements ..................................    13

     Report of Independent Auditors .................................    20

     Explanation of Charts, Tables and Financial Statements .........    21

     Trustees and Officers ..........................................    23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      October 31, 2003

Dear Janus fund shareholder,

In the pages that follow you will read about the financial performance of your Janus fund(s) for the fiscal year ended October 31, 2003. We are pleased to report improved results from your semiannual report, and in some cases, dramatic improvement.

This fiscal year marked a period of stark contrasts in the market. It's hard to believe that only last year, the market was just beginning to recover from its bear-market lows. President Bush had just addressed the United Nations and a seemingly unavoidable war deterred investors from participating in the equities markets. Since, as the major fighting in Iraq concluded, the market indices and the economy have rebounded robustly - most notably with third-quarter GDP growth rates annualized at approximately 8.2%. There is no telling if this can be sustained, but the marked improvement has bided well for investors.

SPECIAL NOTE REGARDING FREQUENT TRADING ISSUES
We want to take this opportunity to assure you that Janus is working diligently to address your needs and concerns related to current regulatory investigations. To date, our internal review indicates that frequent trading activity occurred in a select number of Janus funds by 12 discretionary relationships.

It's important for you to know that none of Janus' current portfolio managers on the affected funds established the frequent trading relationships in their respective funds. Furthermore, through our internal review to date, we have found no evidence of any frequent trading in Janus funds by our portfolio managers, analysts or any senior executives at Janus.

We continue to cooperate with industry regulators, and we are working to achieve a timely resolution of the issues that specifically relate to Janus. Going forward, Janus is in the process of enacting several policy and procedural enhancements which are designed to ensure compliance with all applicable legal and business standards.

Our investment teams' focus remains on investing your money with the same care and integrity as if it was their own. As the people responsible for the operations and financial reporting of your investment, we are committed to taking the same great care to do right by you.

As always, we are thankful for your business and look forward to serving your investment needs for years to come.

Sincerely,

Loren Starr                Anita Falicia                   Girard Miller

/s/ Loren Starr            /s/ Anita Falicia               /s/ Girard Miller

Vice President and         Vice President, Treasurer and   President and Chief
Chief Financial Officer,   Principal Accounting Officer,   Executive Officer,
Janus Investment Fund      Janus Investment Fund           Janus Investment Fund

Past Performance is no guarantee of future results.

                                  Janus Special Equity Fund  October 31, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SPECIAL EQUITY FUND

[PHOTO]
David Decker
portfolio manager

MANAGER COMMENTARY
--------------------------------------------------------------------------------

Dear Janus Special Equity Fund shareholder,

I would like to thank you for investing in Janus Special Equity Fund and for your loyalty through what has been a very difficult period. In light of recent events surrounding the mutual fund industry, I have decided to write a letter that is perhaps a little different from the standard letter to shareholders, because it is vital to me that when you invest your money in this Fund, you feel confident that it is in good hands.

I believe the task of analyzing a mutual fund is somewhat more difficult than analyzing a stock. As an analyst, I have access to the financial statements and management of a company as well as a team of dedicated resources to help me research every detail of a business. Moreover, I have the tools necessary to understand a company's cash flow and evaluate its returns in order to judge the company's ability to create value over time. As a mutual fund investor, you likely do not have the same resources and tools available to you. Therefore, an understanding of the fund manager's investment philosophy is crucial. I would like to take a moment to try to give you the information necessary to understand the Special Equity Fund, its manager, and the way in which I invest your money.

I want you to know that your interests and mine are aligned. At Janus, portfolio managers do not select individual stocks for themselves (excluding Janus Capital Group stock). My efforts are geared solely toward finding investment opportunities that I think will create value for the Fund. As of this writing, over 80% of my liquid assets are invested in Janus Special Equity Fund. I also want you to know that I have never sold a share of the Fund and have no intention of doing so. I stand ardently against market timing and I would never approve of allowing such activity in the Fund. As long as I am managing this Fund, a disproportionate amount of my liquid assets will be invested alongside your money. I have suffered the difficult markets and enjoyed the prosperous ones because I am a long-term investor who understands that wealth creation takes time.

In past letters I have discussed my investment philosophy, but I would like to take this opportunity to explain it in more detail. I firmly believe that in order to create value in investing, one must be willing to invest where others are not. I am looking to invest in companies that I believe are undervalued relative to the company's intrinsic value. Because I am trying to find a dislocation between intrinsic value and market value, almost by definition, the investment will have some level of controversy. If not, the disconnect would likely not exist. Simply stated, in my opinion, following the consensus view will lead to average or less-than-average returns. Allow me to take a moment to discuss valuation as well as explain why I believe it is important to be a contrarian investor.

Valuation is a measurement of a company's discounted future cash flows (DCF). While we often use proxies for valuation, like price to earnings, price to sales, price to book, etcetera, I see these as nothing more than simplistic approximations for true value, which is represented by DCF. From my perspective, the more simplistic the proxy, the less valuable it is, because simplistic proxies ignore very important aspects of valuation, such as the capital intensity of the firm.

When my team and I value a company, we look at a number of different scenarios and then try to apply probabilities to those scenarios. The reason for using a scenario approach is that the future is impossible to predict, and we must assume that our expectation for the future will not materialize. It is therefore important to assume different outcomes to understand the range of values that we may encounter. Once we have an understanding of this range, we can then make a judgment whether the risk we are taking by investing in a company is more than offset by the reward we expect from that investment. Investing is really about measuring risk. Since, by definition, all investments have risk, the key is to find an opportunity that offers compelling upside with limited downside. This can be difficult and it often requires patience, but I believe it is the right strategy for the Fund.

Contrarian investing offers the greatest opportunity for finding a dislocation between intrinsic value and market value due to the simple fact that the more investors are clamoring to buy a stock the more likely it is to be fairly valued. I prefer to buy companies that are generally out of favor yet still have real value. I am then willing to wait for that investment to come back into favor. In the long run, intrinsic value and market value should converge and, if my team and I are correct in our assessment of intrinsic value, I can afford to be patient. It is important to understand that while I try to invest when a company is out of favor, it may become even more out of favor in the near term. When the market offers good value at even better prices, I will try to take advantage of that opportunity by investing more. Let me expand on this idea with an example.

2  Janus Special Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I began purchasing Computer Associates last year after the stock price had fallen from the high $30s to the low $20s due to an announced SEC and Department of Justice investigation. At that price, my team and I believed the stock represented excellent value that more than offset the risks associated with the investigation. However, the stock went down another $11 before bottoming out around $10, and the investment negatively affected the return of the Fund in 2002. However, rather than selling, I bought more. My rationale was that if I believed the stock offered value at $17 - and nothing fundamentally changed in Computer Associate's business - I certainly believed it offered value much lower. The stock is currently trading around $23 and has been an important contributor to the performance of the Fund this year. In retrospect, was I early? Yes. Was it a good investment? While that remains to be seen, I nonetheless believe the decision to stick with my conviction and buy more when others were selling added value to the Fund. It is important to remember that successful investment decisions rarely follow a smooth upward pattern of returns. However, if more often than not we correctly evaluate intrinsic value, we can comfortably accept the near-term volatility of the market.

I would like to conclude with a couple of comments on the current market environment. Recent economic data suggesting the economy is beginning to recover validates much of the strength in the market indices over the last year. Unfortunately, because of this strength, I am finding fewer and fewer exciting investment opportunities in the U.S. market. Value still exists, but there is no question it is getting harder to find. I am, however, finding very compelling opportunities abroad, which is the primary reason why the Fund now has a 26% international exposure. I firmly believe one should invest anywhere in the world, as long as the opportunity more than offsets the risk associated with the investment. An area I continue to believe offers tremendous opportunity is India. The Fund has long had exposure to India and I continue to find interesting investment ideas there. At this writing, a few members of my team and I are preparing for an upcoming trip to India during which we will further investigate these opportunities.

I will stress that I do believe it is unlikely the future performance of the Fund will be as strong as this past year's performance. However, I am very confident that we have the right team in place and the right investment philosophy to continue investing your money wisely.

I want to thank you again for being a shareholder of Janus Special Equity Fund. I hope this letter has given you a clear understanding that my priority, above all else, is the performance and integrity of the Fund. I am honored to have your confidence and I take the responsibility of investing your money very seriously. I look forward to communicating with you in the future.

Sincerely,

David Decker

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[GRAPH]

Janus Special Equity Fund $10,248
S&P 500(R) Index $8,117

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Equity Fund and the S&P 500 Index. Janus Special Equity Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 29, 2000, through October 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Special Equity Fund ($10,248) as compared to the S&P 500 Index ($8,117).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED OCTOBER 31, 2003(1)
--------------------------------------------------------------------------------
                                   CALENDAR
                                     YEAR-        ONE        SINCE
                                    TO-DATE       YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Special Equity Fund            41.22%      43.57%       0.67%
--------------------------------------------------------------------------------
S&P 500(R) Index                     21.19%      20.79%     (5.53)%
--------------------------------------------------------------------------------

                                  Janus Special Equity Fund  October 31, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SPECIAL EQUITY FUND

PERFORMANCE OVERVIEW

For the 12 months ended October 31, 2003, Janus Special Equity Fund gained 43.57%, while its benchmark, the S&P 500(R) Index, gained 20.79%.(1) This strong performance ranked the Fund near the top of the first quartile based on total return, placing it 14th out of 573 multi-capitalization core funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 2000, all three popular U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 19.48% and the broad-based Standard & Poor's 500(R) Index climbed 20.79%. More than doubling those returns, the technology-dominated NASDAQ Composite Index surged 45.31% for the 12 months.(1) The period got off to a good start with hopes of a pickup in corporate profits and a resumption of capital expenditures in the new year. Although the stock market rallied early in the period, the rebound was short-lived. Despite the fact that mortgage interest rates fell to historic lows and the housing market remained strong, a looming conflict with Iraq worried investors and consumers alike. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the four months leading up to the war, however, both the market and consumer confidence bounced back sharply when hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, stocks added to their 2003 gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and a better-than-expected jump in economic growth, prevailed despite weak job growth and questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? The Fund's best performer was Indian conglomerate Reliance Industries, which is building up its telecommunication service business to complement its large petrochemical and oil and gas exploration and production divisions. Other leading gainers included Lear, the world's largest supplier of seating and interiors to the automotive industry, and payroll processor Ceridian. Rounding out our list of top-five contributors were computer microprocessor manufacturer Advanced Micro Devices and Computer Associates International, a developer of back-office software for businesses.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Reliance Industries, Ltd.
   Lear Corp.
   Ceridian Corp.
   Advanced Micro Devices, Inc.
   Computer Associates International, Inc.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Weighing heaviest on performance was Six Flags, an operator of theme parks in the U.S., Canada, Europe and Mexico, followed by entertainment giant Viacom, which counts CBS television, the Infinity radio chain and movie-maker Paramount Pictures among its vast holdings. Other detractors included diversified industrial products manufacturer SPX and North American-focused oil and gas exploration and production interest Anadarko Petroleum, as well as Valassis Communications, a marketing services firm best known for its newspaper coupon inserts.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Six Flags
   Viacom, Inc.
   SPX
   Anadarko Petroleum Corp.
   Valassis Communications, Inc.
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
As our investment choices span the capitalization spectrum from large multinational companies to small niche concerns, the bulk of our energies are focused on comprehensively researching individual stocks, not contemplating sector trends. Nonetheless, some areas of the market performed better than others during the period, which is apparent in the Fund's absolute performance. For example, our collective holdings in the consumer discretionary sector, an area in which we held a considerably larger weighting than the index, and the information technology sector contributed the most to the Fund's performance. Although no one sector detracted from the Fund's overall results, the healthcare and consumer staples groups provided only a slight lift to our performance and were the Fund's weakest performing sectors. It's noteworthy that only a small portion of the Fund's assets were invested in these two areas.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Looking ahead, we will continue to focus on what we believe are underappreciated companies whose intrinsic value has been obscured by market misperceptions and pricing discrepancies. As always, we will set our sights on stocks offering low probability of downside versus high probability of return.

4  Janus Special Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
This nondiversified fund invests in companies with the potential for long-term growth of capital.

FUND PROFILE(3) - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Corporate Bonds - Domestic - 0.3%

Common Stock - Foreign - 25.8%

Common Stock - Domestic - 74.0%

Number of Stocks: 44
Number of Bonds: 2
Top 10 Equities: 47.7%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                           OCTOBER 31, 2003     OCTOBER 31, 2002

Liberty Media Corp. - Class A                          6.5%                 6.4%
Ceridian Corp.                                         5.7%                 4.7%
Lear Corp.                                             5.5%                 4.7%
Reliance Industries, Ltd.                              4.9%                 2.7%
Computer Associates International, Inc.                4.9%                 1.9%
Apple Computer, Inc.                                   4.6%                 5.0%
Tyco International, Ltd.
  (New York Shares)                                    4.4%                 2.2%
Freddie Mac                                            3.9%                   --
Cemex S.A. de C.V. (ADR)                               3.8%                 5.9%
EchoStar Communications Corp.
  - Class A                                            3.5%                 1.9%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                    JANUS SPECIAL    S&P 500(R)
                                     EQUITY FUND       INDEX

Broadcast Services and Programming       6.5%           0.3%
Computer Services                        5.7%           0.3%
Automotive - Truck Parts and
  Equipment - Original                   5.5%           0.2%
Finance - Mortgage Loan Banker           5.2%           1.3%
Petrochemicals                           4.9%            --
Enterprise Software/Services             4.9%           0.9%
Computers                                4.6%           3.5%
Diversified Operations                   4.4%           5.2%
Oil Companies - Exploration
  and Production                         4.4%           0.6%
Building Products - Cement
  and Aggregate                          3.8%            --

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

(3)  Chart includes Cash and Cash Equivalents of (0.1)%.

* The Fund's inception date - 2/29/00.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary and information technology sectors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

                                  Janus Special Equity Fund  October 31, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SPECIAL EQUITY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.8%
Advertising Agencies - 1.5%
   2,599,590    Interpublic Group of Companies, Inc.# .......    $    38,681,899

Apparel Manufacturers - 0.9%
     612,830    Liz Claiborne, Inc. .........................         22,607,299

Automotive - Cars and Light Trucks - 1.3%
   3,918,074    Tata Motors, Ltd. ...........................         32,376,861

Automotive - Truck Parts and Equipment - Original - 5.5%
   2,367,695    Lear Corp.* .................................        137,539,403

Broadcast Services and Programming - 6.5%
  16,073,721    Liberty Media Corp. - Class A* ..............        162,183,844

Building Products - Cement and Aggregate - 3.8%
   3,953,275    Cemex S.A. de C.V. (ADR)# ...................         94,878,600

Cable Television - 3.5%
   2,266,255    EchoStar Communications Corp. - Class A*,# ..         86,842,892

Casino Hotels - 2.7%
   2,307,875    Station Casinos, Inc. .......................         68,659,281

Computer Services - 5.7%
   6,731,555    Ceridian Corp.* .............................        141,362,655

Computers - 4.6%
   4,996,045    Apple Computer, Inc.* .......................        114,359,470

Containers - Paper and Plastic - 1.9%
   2,429,740    Packaging Corporation of America*,# .........         47,865,878

Diversified Operations - 4.4%
   5,299,490    Tyco International, Ltd. (New York Shares) ..        110,653,351

Electric - Generation - 1.5%
   1,903,840    Korea Electric Power Corp.** ................         36,757,704

Electronic Components - Semiconductors - 3.4%
   5,623,950    Advanced Micro Devices, Inc.*,# .............         85,484,040

Electronic Design Automation - 2.9%
   4,725,485    Cadence Design Systems, Inc.*,# .............         72,725,214

Enterprise Software/Services - 4.9%
   5,154,840    Computer Associates International, Inc.# ....        121,241,837

Finance - Investment Bankers/Brokers - 2.4%
   5,753,501    E*TRADE Financial Corp.*,# ..................         59,261,060

Finance - Mortgage Loan Banker - 5.2%
     409,760    Fannie Mae ..................................         29,375,694
   1,790,290    Freddie Mac .................................        100,488,978

                                                                     129,864,672

Medical Information Systems - 1.4%
   1,505,450    IMS Health, Inc. ............................         35,423,239

Money Center Banks - 0.7%
   3,315,028    ICICI Bank, Ltd. ............................         18,147,809

Non-Hazardous Waste Disposal - 1.8%
   3,990,590    Allied Waste Industries, Inc.*,# ............         45,013,855

Oil Companies - Exploration and Production - 4.4%
     791,615    Anadarko Petroleum Corp. ....................         34,530,246
     250,000    EOG Resources, Inc. .........................         10,535,000
   2,236,875    Magnum Hunter Resources, Inc.*,# ............         19,348,969
     763,575    Murphy Oil Corp. ............................         45,035,654

                                                                     109,449,869

Oil Refining and Marketing - 2.0%
   2,568,480    SK Corp.** ..................................         49,698,513

Paper and Related Products - 0.8%
   3,464,960    Ballarpur Industries, Ltd. ..................          5,711,223
     800,000    Louisiana-Pacific Corp.* ....................         15,216,000

                                                                      20,927,223

Shares or Principal Amount                                          Market Value
================================================================================
Petrochemicals - 4.9%
  11,371,335    Reliance Industries, Ltd. ...................    $   122,018,593

Pipelines - 3.1%
   2,056,765    Kinder Morgan Management LLC*,(pound) .......         78,054,232

Publishing - Periodicals - 0.6%
     900,320    Playboy Enterprises, Inc. - Class B* ........         13,945,957

Recreational Centers - 0.7%
   2,585,015    Bally Total Fitness Holding Corp.*,(pound) ..         17,216,200

Reinsurance - 3.1%
      30,061    Berkshire Hathaway, Inc. - Class B* .........         77,933,143

Retail - Discount - 1.4%
     955,550    Fred's, Inc. ................................         36,005,124

Retail - Home Furnishings - 0.9%
   1,000,000    Pier 1 Imports, Inc. ........................         23,100,000

Retail - Toy Store - 2.1%
   3,998,610    Toys R Us, Inc.*,# ..........................         51,981,930

Soap and Cleaning Preparations - 0.8%
     964,132    Reckitt Benckiser PLC .......................         20,254,801

Steel - Producers - 1.3%
   4,048,904    Tata Iron and Steel Company, Ltd. ...........         32,024,057

Television - 2.8%
   2,076,990    SBS Broadcasting S.A.*,(pound) ..............         58,861,897
     875,000    Sinclair Broadcast Group, Inc. - Class A* ...         10,185,000

                                                                      69,046,897

Tobacco - 3.3%
   7,812,020    Swedish Match A.B.** ........................         63,591,007
   1,210,971    Vector Group, Ltd.# .........................         19,072,793

                                                                      82,663,800

Toys - 1.1%
   1,376,790    Mattel, Inc. ................................         26,654,654
--------------------------------------------------------------------------------
Total Common Stock (cost $2,068,025,531) ....................      2,492,905,856
--------------------------------------------------------------------------------
Corporate Bonds - 0.3%
Retail - Discount - 0%
$ 16,925,000    Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(beta),(pi).........           42,313
Tobacco - 0.3%
  10,000,000    Vector Group, Ltd., 6.25%
                  convertible subordinated notes
                  due 7/15/08 (144A)ss. .....................          8,675,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $17,900,645) ....................          8,717,313
--------------------------------------------------------------------------------
Other Securities - 6.1%
                State Street Navigator Securities Lending
 153,752,368      Prime Portfolio (cost $153,752,368)+ ......        153,752,368
--------------------------------------------------------------------------------
Repurchase Agreement - 0.2%
   3,900,000    UBS Painewebber, Inc., 1.07%
                  dated 10/31/03, maturing 11/3/03
                  to be repurchased at $3,900,348
                  collateralized by $16,079,224
                  in U.S. Government Agencies
                  0%-7.50%, 6/1/12-6/25/42
                  with a value of $3,978,012
                  (cost $3,900,000) .........................          3,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,243,578,544) - 106.4% ......      2,659,275,537
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (6.4)%    (160,439,514)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,498,836,023
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

6  Janus Special Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            4.2%          $   110,653,351
India                                              7.9%              210,278,543
Luxembourg                                         2.2%               58,861,897
Mexico                                             3.6%               94,878,600
South Korea                                        3.2%               86,456,217
Sweden                                             2.4%               63,591,007
United Kingdom                                     0.8%               20,254,801
United States++                                   75.7%            2,014,301,121
--------------------------------------------------------------------------------
Total                                            100.0%          $ 2,659,275,537

++Includes Short-Term Securities (69.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
South Korean Won
  11/12/03                 46,950,000,000    $    39,636,977    $      (723,455)
Swedish Krona 4/16/04         437,500,000         55,667,338             744,241
--------------------------------------------------------------------------------
Total                                        $    95,304,315    $         20,786

See Notes to Schedule of Investments and Financial Statements.

                                  Janus Special Equity Fund  October 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003(1)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost(2)                                              $  2,243,579

Investments at value(2)                                             $  2,659,276
  Cash                                                                     2,509
  Receivables:
    Investments sold                                                      20,623
    Fund shares sold                                                       1,293
    Dividends                                                                293
    Interest                                                                 202
  Other assets                                                                38
  Variation Margin                                                            --
  Forward currency contracts                                                 744
--------------------------------------------------------------------------------
Total Assets                                                           2,684,978
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                                           153,752
    Investments purchased                                                 23,060
    Fund shares repurchased                                                3,210
    Advisory fees                                                          1,370
    Transfer agent fees and expenses                                         619
    Administrative fees                                                       --
    Service fees                                                              --
    Tax Liability                                                          2,902
  Accrued expenses                                                           506
  Forward currency contracts                                                 723
--------------------------------------------------------------------------------
Total Liabilities                                                        186,142
--------------------------------------------------------------------------------
Net Assets                                                          $  2,498,836
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                             2,777,285
  Undistributed net investment income/(loss)*                              (602)
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                                 (690,663)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                 412,816(3)
--------------------------------------------------------------------------------
Total Net Assets                                                    $  2,498,836
--------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          250,735
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       9.97
--------------------------------------------------------------------------------

* See Note 3 in the Notes to the Financial Statements.
(1)  Formerly named Janus Strategic Value Fund.
(2) Investments at cost and value include $149,110,949 of securities loaned for Janus Special Equity Fund (Note 1).
(3) Net of foreign taxes on investments of $2,901,958 for Janus Special Equity Fund.

See Notes to Financial Statements.

8  Janus Special Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2003(1)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $        685
  Securities lending income                                                  207
  Dividends                                                               15,331
  Dividends from affiliates                                                   --
  Foreign tax withheld                                                     (725)
--------------------------------------------------------------------------------
Total Investment Income                                                   15,498
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           12,108
  Transfer agent fees and expenses                                         5,497
  Registration fees                                                           54
  Postage and mailing expenses                                               371
  Custodian fees                                                             223
  Printing expenses                                                          581
  Audit fees                                                                  33
  Trustees' fees and expenses                                                 24
  Administrative fees                                                         --
  Interest expense                                                             1
  Other expenses                                                              39
--------------------------------------------------------------------------------
Total Expenses                                                            18,931
--------------------------------------------------------------------------------
Expense and Fee Offset                                                     (182)
--------------------------------------------------------------------------------
Net Expenses                                                              18,749
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                            --
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                  18,749
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (3,251)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                   46,209
  Net realized gain/(loss) from foreign currency transactions            (5,270)
  Net realized gain/(loss) from futures contracts                             --
  Net realized gain/(loss) from short sales                                   --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                  725,440(2)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   766,379
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    763,128
--------------------------------------------------------------------------------

(1)  Formerly named Janus Strategic Value Fund.
(2) Net of foreign taxes on investments of $2,901,958 for Janus Special Equity Fund.

See Notes to Financial Statements.

                                  Janus Special Equity Fund  October 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31(1)
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $    (3,251)     $        520
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        40,939        (204,748)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                    725,440         (71,260)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         763,128        (275,488)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (595)          (5,454)
  Net realized gain from investment transactions*                            --               --
  Tax return of capital*                                                  (455)               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (1,050)          (5,454)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           375,308          277,734
  Shares issued in connection with Acquisition*                         557,487              N/A
  Reinvested dividends and distributions                                  1,026            5,315
  Shares repurchased                                                  (484,557)        (669,280)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 449,264        (386,231)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 1,211,342        (667,173)
Net Assets:
  Beginning of period                                                 1,287,494        1,954,667
------------------------------------------------------------------------------------------------
  End of period                                                    $  2,498,836     $  1,287,494
------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
  (excluding short-term securities):
  Purchases of securities                                          $    827,073     $  1,081,676
  Proceeds from sales of securities                                     940,276        1,472,074
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

* See Notes 3 and 4 in Notes to Financial Statements.
(1)  Formerly named Janus Strategic Value Fund.

See Notes to Financial Statements.

10  Janus Special Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year or period ended October 31(1)                   2003                2002              2001           2000(2)

------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $       6.95        $       8.42      $      11.29      $      10.00
Income from Investment Operations:
  Net investment income/(loss)                             --(4)                  --               .03               .01
  Net gain/(loss) on securities
    (both realized and unrealized)                          3.03              (1.45)            (2.65)              1.28
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            3.03              (1.45)            (2.62)              1.29
------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*               (.01)(5)               (.02)             (.02)                --
  Distributions (from capital gains)*                         --                  --             (.23)                --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.01)               (.02)             (.25)                --
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $       9.97        $       6.95      $       8.42      $      11.29
------------------------------------------------------------------------------------------------------------------------
Total Return**                                            43.57%            (17.23)%          (23.61)%            12.90%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  2,498,836        $  1,287,494      $  1,954,667      $  3,126,948
Average Net Assets for the Period
  (in thousands)                                    $  1,862,723        $  1,808,435      $  2,665,589      $  2,840,620
Ratio of Gross Expenses to
  Average Net Assets***(3)                                 1.02%               1.01%             0.92%             1.02%
Ratio of Net Expenses to
  Average Net Assets***(3)                                 1.01%               0.98%             0.91%             0.99%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                  (0.17)%               0.03%             0.29%             0.14%
Portfolio Turnover Rate***                                   44%                 60%               77%               72%

(1)  Formerly named Janus Strategic Value Fund.
(2)  Fiscal period from February 29, 2000 (inception) to October 31, 2000.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4) Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended October 31, 2003.
(5) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year.
*** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                 Janus Special Equity Fund  October 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

S&P 500(R)Index               The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

ADR                           American Depository Receipt

PLC                           Public Limited Company

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

*         Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
(pi) Security is defaulted in Janus Special Equity Fund with accrued interest in the amount of $601,787 that was written off August 21, 2001.
(beta)    Security is illiquid.
# Loaned security, a portion or all of the security is on loan at October 31, 2003.
+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).

ss. SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                                                Value as
                                                    Acquisition      Acquisition                                  % of
                                                        Date             Cost             Value                Net Assets
-------------------------------------------------------------------------------------------------------------------------
Vector Group, Ltd., 6.25%
  convertible subordinated notes
  due 7/15/08 (144A)                                   7/5/01        $ 10,000,000      $  8,675,000               0.3%
-------------------------------------------------------------------------------------------------------------------------

The fund has registration rights for certain restricted securities held as of October 31, 2003. The issuer incurs all registration costs.

(pound)The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2003.

                                           Purchases                  Sales              Realized      Dividend     Market Value
                                     Shares       Cost        Shares        Cost        Gain/(Loss)     Income       at 10/31/03
--------------------------------------------------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp.    200,000    $1,032,650     34,510    $ 1,105,586    $ (864,785)        --       $ 17,216,200
Kinder Morgan Management LLC(1)           --            --    664,178     20,594,686      1,571,080        --         78,054,232
SBS Broadcasting S.A                      --            --         --             --             --        --         58,861,897
--------------------------------------------------------------------------------------------------------------------------------
                                                $1,032,650               $21,700,272    $   706,295        --       $154,132,329
--------------------------------------------------------------------------------------------------------------------------------

(1) Adjusted for 1.881% for 1 stock split 1/29/03 and 1.849%, 1 stock split 4/28/03, 1.714% for 1 stock split 7/29/03 and 1.684% for 1 stock split 10/29/03

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12  Janus Special Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Special Equity Fund (the "Fund") is a series fund. The Fund is part of Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests primarily in equity securites. The Fund is classified as nondiversified. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined), securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the Investment Company Act of 1940 relating to money market funds. As of October 31, 2003, the Fund had on loan securities with a value of $149,110,949.

As of October 31, 2003 the Fund received cash collateral of $153,752,368, in accordance with securities lending activity. The cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio.

The borrower pays fees at the Fund's direction to its lending agent. The lending agent may retain a portion of the interest earned. The collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Fund's portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING
Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other mutual funds advised by Janus Capital, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured.

                                 Janus Special Equity Fund  October 31, 2003  13

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

During the fiscal year ended October 31, 2003, the Fund borrowed cash at a weighted average rate ranging from 1.275% to 1.394% and interest expense amounted to $581. Interest expense and interest income are included on the Statement of Operations. As of October 31, 2003, there were no outstanding borrowing or lending agreements.

FORWARD CURRENCY TRANSACTIONS
The Fund may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included on the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable).

OPTIONS CONTRACTS
The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

SHORT SALES
The Fund may engage in "short sales against the box." Short sales against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

14  Janus Special Equity Fund  October 31, 2003

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--------------------------------------------------------------------------------

The Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that the Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). A fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

                                 Janus Special Equity Fund  October 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Fund for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year ended October 31, 2003, are noted below.

     DST Securities, Inc.              Fund
          Commissions                 Expense
              Paid                   Reduction             DST Systems Cost
--------------------------------------------------------------------------------
            $26,526                   $19,899                 $1,175,318
--------------------------------------------------------------------------------

16  Janus Special Equity Fund  October 31, 2003

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--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2008 and October 31, 2010.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                           Undistributed   Undistributed                       Other Book        Net Tax
                             Ordinary        Long-Term      Accumulated          to Tax        Appreciation/
Fund                          Income           Gains       Capital Losses      Differences    (Depreciation)
------------------------------------------------------------------------------------------------------------
Core
Janus Special Equity Fund(1)    --             --         $(648,102,112)      $(1,198,171)     $373,753,193
------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Strategic Value Fund.

The table below shows the portion of the capital loss carryover acquired in the reorganization described in Note 4. These capital loss carryovers may be subject to annual limitations under applicable tax laws and may expire unutilized. The portion of each carryforward which will not be available for use due to these limitations has been reclassified to paid-in capital. During the period ended October 31, 2003, the following acquired capital loss carryovers were utilized.

                                                                            Loss Used in
                                   Capital Loss       Loss Unavailable      Period Ended
Fund                            Carryover Acquired         for Use        October 31, 2003
------------------------------------------------------------------------------------------
Core
Janus Special Equity Fund(1)       $(381,679,249)       $(247,890,745)           --
------------------------------------------------------------------------------------------

(1)  Formerly named Janus Strategic Value Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                     Federal Tax          Unrealized           Unrealized
Fund                                     Cost            Appreciation        (Depreciation)
-------------------------------------------------------------------------------------------
Core
Janus Special Equity Fund(1)        $2,285,522,344       $549,052,683        $(175,299,490)
-------------------------------------------------------------------------------------------

(1)  Formerly named Janus Strategic Value Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                              Distributions
For the fiscal year          ----------------------------------------------
ended October 31, 2003       From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                             Income       Capital Gains      Capital           Loss
--------------------------------------------------------------------------------------------
Core
Janus Special Equity Fund(1)    $594,782           --            $454,850      $(3,785,458)
--------------------------------------------------------------------------------------------
(1)  Formerly named Janus Strategic Value Fund.

                                              Distributions
For the fiscal year          ----------------------------------------------
ended October 31, 2002       From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                             Income       Capital Gains      Capital           Loss
--------------------------------------------------------------------------------------------
Core
Janus Special Equity Fund(1)    $5,453,841         --              --               --
--------------------------------------------------------------------------------------------

(1)  Formerly named Janus Strategic Value Fund.

                                 Janus Special Equity Fund  October 31, 2003  17

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4.   FUND ACQUISITION

On February 28, 2003, Janus Strategic Value Fund acquired all of the net assets of Janus Special Situations Fund pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The surviving fund was renamed Janus Special Equity Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Strategic Value Fund in the amount of 81,028,554 shares (valued at $557,486,805) for the 54,590,330 shares of Janus Special Situations Fund, including $140,074,941 of unrealized depreciation. The aggregate net assets of Janus Strategic Value Fund and Janus Special Situations Fund immediately before the reorganization were $1,193,280,706 and $557,486,805, respectively. The aggregate net assets immediately after the reorganization were $1,750,767,511.

5.   CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)
                                                           2003             2002
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                            43,627           31,621
  Shares issued in connection with Acquisition*          81,029              N/A
  Reinvested distributions                                  143              598
--------------------------------------------------------------------------------
Total                                                   124,799           32,219
--------------------------------------------------------------------------------
  Shares Repurchased                                   (59,378)         (78,988)
Net Increase/(Decrease) in Fund Shares                   65,421         (46,769)
Shares Outstanding, Beginning of Period                 185,314          232,083
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                       250,735          185,314
--------------------------------------------------------------------------------

* See Note 4 in Notes to Financial Statements.

18  Janus Special Equity Fund  October 31, 2003

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--------------------------------------------------------------------------------

6.   LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") publicly announced that they are investigating trading practices in the mutual fund industry. The announcement of this investigation followed the NYAG's settlement with a hedge fund, Canary Capital Partners, LLC (``Canary''), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against Canary, Janus Capital is mentioned in the complaint as having allowed Canary to "market time" certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to stated prospectus policies.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains.

Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges that fraudulent trading occurred in Janus Worldwide Fund. Janus Capital cannot exclude the possibility that one or more of the intermediaries that offer Fund shares submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the NYAG's complaints. In addition, in response to such allegations, Janus Capital has announced it will:

     o Pay to the affected Funds or their shareholders all management fees that it received from any permitted discretionary market timing arrangements; and

     o Make further amends to shareholders of the affected Funds if it is determined that those arrangements adversely impacted them.

Janus Capital has not yet determined a methodology for making any restoration payment and what amount, if any, will be paid to the Funds.

The SEC is conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. The Colorado Securities Commission is also conducting an investigation into these issues. Janus Capital has also received a request for information from the National Association of Securities Dealers, Inc., inquiring about the agreements to distribute Fund shares through registered broker-dealers. Janus Capital will continue cooperating fully with federal and state legal and regulatory authorities.

Subsequent to the initiation of these investigations, a number of civil lawsuits, including class action and shareholder derivative suits, have been filed against the affected Funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. The various complaints assert a number of legal theories under state law, the federal securities laws, and other federal laws. While the complaints vary somewhat, the substantive claims generally fall into three categories: (1) that Janus Capital's allowance of "market timing" trading violated the anti-misrepresentation provisions of the federal securities laws; (2) that by allowing "market timing" trading, Janus Capital breached its fiduciary duties to the Funds and/or individual investors; and (3) that Janus Capital's allowance of "market timing" trading resulted from its failure to adequately implement "fair value pricing" for securities in certain Funds with significant foreign holdings. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected Funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                                 Janus Special Equity Fund  October 31, 2003  19

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REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Special Equity Fund, formerly known as Janus Strategic Fund, (one of the portfolios constituting Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2003

20  Janus Special Equity Fund  October 31, 2003

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                 Janus Special Equity Fund  October 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (unaudited) (continued)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

22  Janus Special Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

TRUSTEES

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey*        Chairman and      6/69-Present     Formerly, President (1978-2002)         61         N/A
100 Fillmore Street      Trustee                            and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 66                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director
                                                            (1997-2001) of Janus Distributors,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William F. McCalpin      Trustee           6/02-Present     Executive Vice President and Chief      59         Founding Director and
100 Fillmore Street                                         Operating Officer of The                           Board Chair, Solar
Denver, CO 80206                                            Rockefeller Brothers Fund (a                       Development
Age 46                                                      private family  foundation).                       Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee           6/02-Present     President and Chief Executive           59         Chairman of the Board
100 Fillmore Street                                         Officer of The Field Museum of                     and Director,
Denver, CO 80206                                            Natural History.                                   Divergence LLC;
Age 65                                                                                                         Director of A.M.
                                                                                                               Castle & Co., Harris
                                                                                                               Insight Funds, W.W.
                                                                                                               Grainger, Inc.;
                                                                                                               Trustee of WTTW
                                                                                                               (Chicago public
                                                                                                               television station),
                                                                                                               the University of
                                                                                                               Chicago and Chicago
                                                                                                               Public Education
                                                                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                                 Janus Special Equity Fund  October 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX   OTHER
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN       DIRECTORSHIPS
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (continued)
Dennis B. Mullen         Trustee           2/71-Present     Private Investor.                       61         Director, Red Robin
100 Fillmore Street                                                                                            Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe           Trustee           1/97-Present     Professor of Business, University       61         Director Optika, Inc.
100 Fillmore Street                                         of Colorado, Colorado Springs (since               and NeoCore Corp.
Denver, CO 80206                                            2002). Formerly, Distinguished Visiting
Age 59                                                      Professor of Business (2001-2002),
                                                            Thunderbird (American Graduate
                                                            School of International Management),
                                                            Phoenix, AZ; and Principal (1988-
                                                            1999) of Phillips-Smith Retail Group,
                                                            Addison, TX (a venture capital firm).

William D. Stewart       Trustee           6/84-Present     Corporate Vice President and            59         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 59                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger      Trustee           8/69-Present     Consultant.                             59         N/A
100 Fillmore Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------

24  Janus Special Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


ADVISORY BOARD

                                                                                                NUMBER OF
                                                                                                FUNDS IN
                                                                                                FUND COMPLEX
                         POSITIONS HELD    LENGTH OF        PRINCIPAL OCCUPATIONS               OVERSEEN BY    OTHER
NAME, AGE AND ADDRESS    WITH FUNDS        TIME SERVED      DURING THE PAST FIVE YEARS          ADVISORY BOARD DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach   Advisory Board    4/03-Present     General Partner/Managing Principal      13         N/A
100 Fillmore Street      Member                             (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc.
Age 58                                                      (financial consulting and
                                                            management firm). Formerly, Vice
                                                            Chair of the Berger Funds
                                                            (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present     Lewis Investments (since June           13         Director, J.D.
100 Fillmore Street      Member                             1988) (self-employed private                       Edwards & Co. (1995
Denver, CO 80206                                            investor). Formerly,                               to March 2002).
Age 70                                                      Trustee/Director of the Berger                     Director, National
                                                            Funds (1987-2002).                                 Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank -
                                                                                                               Denver.

Michael Owen             Advisory Board    4/03-Present     Dean of Zayed University (since         13         N/A
100 Fillmore Street      Member                             September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from June
                                                            1999 to September 2000). Dean
                                                            (from 1993 to June 1999), of the
                                                            College of Business, Montana State
                                                            University. Formerly, Chairman of
                                                            the Board of the Berger Funds
                                                            (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present     President (since 1990), Chancellor      13         Member, Board of
100 Fillmore Street      Chairman                           and Professor of Chemistry -                       Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                        Coors Company
Age 62                                                      Colorado State University.                         (brewing company)
                                                            Formerly, Trustee/Director of the                  (since 1998); Member,
                                                            Berger Funds (2000-2002).                          Board of Directors,
                                                                                                               Dominion Industrial
                                                                                                               Capital Bank (1999
                                                                                                               to 2000); Member,
                                                                                                               Board of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001).
------------------------------------------------------------------------------------------------------------------------------------

                                 Janus Special Equity Fund  October 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David C. Decker          Executive Vice President     9/96-Present         Vice President of Janus Capital and
100 Fillmore Street      and Portfolio Manager                             Portfolio Manager for other Janus
Denver, CO 80206         Janus Special Equity Fund                         accounts. Formerly, Portfolio Manager
Age 37                                                                     (1996-2002) for Janus Special
                                                                           Situations Fund.

Thomas A. Early          Vice President and           3/98-Present         Senior Vice President, General Counsel,
100 Fillmore Street      General Counsel                                   Chief Corporate Affairs Officer and
Denver, CO 80206                                                           Secretary of Janus Capital and Janus
Age 48                                                                     Capital Group Inc.; Vice President,
                                                                           General Counsel and Secretary of Janus
                                                                           Services LLC, Janus Capital International
                                                                           LLC, Janus Institutional Services LLC, Janus
                                                                           Distributors LLC and the Janus Foundation;
                                                                           Vice President, General Counsel and Director
                                                                           to Janus International (Asia) Limited and
                                                                           Janus International Limited; Director for
                                                                           Janus Capital Trust Manager Limited, Janus
                                                                           World Principal Protected Funds and Janus
                                                                           World Funds; and Board member of Janus
                                                                           Global Funds SPC. Formerly, Interim Director
                                                                           of Janus Capital (2002- 2003); Director
                                                                           (2001) of Janus Distributors, Inc. and Janus
                                                                           Services, Inc. and General Counsel,
                                                                           Secretary and Director (2000-2002) of Janus
                                                                           International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer    10/02-Present        Vice President of Investment Accounting
100 Fillmore Street      and Principal Accounting                          of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Officer                                           President (2000-2002) of Investment
Age 35                   Chief Financial Officer      10/02-11/03          Accounting of Janus Capital or Janus
                                                                           Capital Corporation; Director (1999-2000) of
                                                                           Investment Accounting of Janus Capital
                                                                           Corporation; and Director (1997-1999) of
                                                                           Fund Accounting of Janus Capital
                                                                           Corporation.

Bonnie M. Howe           Vice President               12/99-Present        Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                           Distributors LLC and Janus Services LLC.
Age 38                                                                     Formerly, Assistant Vice President
                                                                           (1997-1999) and Associate Counsel
                                                                           (1995-1999) for Janus Capital Corporation
                                                                           and Assistant Vice President (1998-2000) for
                                                                           Janus Service Corporation.

Kelley Abbott Howes      Vice President and           12/99-Present        Vice President of Domestic Funds and
100 Fillmore Street      Secretary                                         Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                           Vice President and Assistant General
Age 38                                                                     Counsel of Janus Distributors LLC and
                                                                           Janus Services LLC. Formerly, Assistant
                                                                           Vice President (1997-1999) of Janus
                                                                           Capital Corporation; Chief Compliance
                                                                           Officer, Director and President (1997-
                                                                           1999) of Janus Distributors, Inc.; and
                                                                           Assistant Vice President (1998-2000) of
                                                                           Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

26  Janus Special Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      TERM OF OFFICE*
                                                      AND LENGTH OF        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS    TIME SERVED          DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and Chief     6/02-Present         Vice President and Chief Compliance
100 Fillmore Street      Compliance Officer                                Officer of Janus Capital and Janus
Denver, CO 80206                                                           Distributors LLC; and Assistant Vice
Age 46                                                                     President of Janus Services LLC.
                                                                           Formerly, Senior Vice President and
                                                                           Director (1985-2000) of Mutual Fund
                                                                           Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief          11/03-Present        Executive Vice President and Chief
100 Fillmore Street      Executive Officer                                 Operating Officer of Janus Capital Group
Denver, CO 80206                                                           Inc. and Janus Capital. Formerly,
Age 52                                                                     President and Chief Executive Officer
                                                                           of ICMA Retirement Corporation
                                                                           (1993-2003).

Loren M. Starr           Vice President and Chief     11/03-Present        Senior Vice President and Chief Financial
100 Fillmore Street      Financial Officer                                 Officer of Janus Capital and Janus Capital
Denver, CO 80206         President and Chief          9/02-11/03           Group, Inc.; Vice President and Chief
Age 42                   Executive Officer                                 Financial Officer of Janus Services LLC,
                                                                           Janus Distributors LLC, Janus Capital
                                                                           International LLC and Janus Institutional
                                                                           Services LLC; Vice President, Treasurer,
                                                                           Chief Financial Officer and Director of
                                                                           Janus International Limited; Director of
                                                                           Janus Capital Trust Manager Limited,
                                                                           Janus World Principal Protected Funds,
                                                                           Janus International (Asia) Limited and
                                                                           Janus World Funds; and Board member
                                                                           of Janus Global Funds SPC. Formerly,
                                                                           Interim Director of Janus Capital (2002-
                                                                           2003); Vice President of Finance,
                                                                           Treasurer, Chief Financial Officer (2001-
                                                                           2002) and Director (2002) for Janus
                                                                           International Holding, Inc.; and
                                                                           Managing Director, Treasurer and Head
                                                                           of Corporate Finance and Reporting
                                                                           (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President               4/00-Present         Vice President and Assistant General
100 Fillmore Street                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                           Services LLC. Formerly, Vice President
Age 36                                                                     and Senior Legal Counsel (1995-1999)
                                                                           for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

                                 Janus Special Equity Fund  October 31, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

28  Janus Special Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                 Janus Special Equity Fund  October 31, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

30  Janus Special Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                 Janus Special Equity Fund  October 31, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

32  Janus Special Equity Fund  October 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                 Janus Special Equity Fund  October 31, 2003  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.


                 GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

                 VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.


                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS CAPITAL
                                      Group

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/03)
                                                                      SV61-12/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Item 2 - Code of Ethics

          As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

          Janus Investment Fund's Board of Trustees has determined that each member of Janus Investment Fund's Audit Committee is an "audit committee financial expert," as defined in Item 3 to Form N-CSR. The members of the Audit Committee include John W. McCarter, Jr. (Chairman), Dennis B. Mullen, and William D. Stewart, who are all "independent" under the standards set forth in Item 3 to Form N-CSR.


Item 4 - Principal Accountant Fees and Services
        Not applicable.


Item 5 - Audit Committee of Listed Registrants
        Not applicable.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
         Not applicable.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
         Not applicable.

Item 9 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant's internal control over financial reporting during Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 10 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b)of Form N-CSR) on its website pursuant to paragraph
       (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Janus Investment Fund

By:      _/s/ Girard C. Miller_______
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date: December 29, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     _/s/ Girard C. Miller________
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date:  December 29,  2003

By:     _/s/ Loren M. Starr________
        Loren M. Starr,
        Vice President and Chief Financial Officer (Principal Financial Officer)

Date:  December 29, 2003